As filed with the U.S. Securities and Exchange Commission on March 9, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09997

Baird Funds, Inc.
(Exact name of Registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)
Annual Report –
Baird Funds
December 31, 2021

Taxable Bond Funds
  Baird Ultra Short Bond Fund
  Baird Short-Term Bond Fund
  Baird Intermediate Bond Fund
  Baird Aggregate Bond Fund
  Baird Core Plus Bond Fund

Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Strategic Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund
  Baird Municipal Bond Fund

Go Green.	Go Paperless.

Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
2021 Bond Market Overview	2
Baird Ultra Short Bond Fund	5
Baird Short-Term Bond Fund	17
Baird Intermediate Bond Fund	32
Baird Aggregate Bond Fund	48
Baird Core Plus Bond Fund	78
2021 Municipal Bond Market Overview	108
Baird Short-Term Municipal Bond Fund	110
Baird Strategic Municipal Bond Fund	147
Baird Quality Intermediate Municipal Bond Fund	162
Baird Core Intermediate Municipal Bond Fund	182
Baird Municipal Bond Fund	214
Additional Information on Fund Expenses	224
Statements of Assets and Liabilities	225
Statements of Operations	227
Statements of Changes in Net Assets	229
Financial Highlights	234
Notes to the Financial Statements	244
Report of Independent Registered Public Accounting Firm	255
Directors and Officers	256
Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds	258
Additional Information	260
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates, asset classes, types of fixed income securities and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 28, 2022

Dear Shareholder,

As we look back on what proved to be a challenging year for the bond market, I am pleased to report that the Baird Bond Funds delivered very solid relative results for the year.

In a year in which market uncertainty prevailed, we are reminded of the power of the all-weather strategy we employ. This strategy focuses on controlling what we can control and includes a laser-like focus on controlling portfolio risk. This focus is more important than ever as we navigate significant market uncertainty and has informed and driven not only what we have chosen to own and overweight in the Funds but just as importantly, what we have chosen to underweight and not own. These decisions made a material difference in the added relative value the Baird Bond Funds delivered for investors in 2021.

We also understand the critical importance of attracting, developing and supporting a strong investment team to meet our investors’ needs. We continue to invest in the team and strategically add to our strong, talented and cohesive group to steward your assets. I can assure you, the team has never been stronger and the bench has never been deeper. In addition, having a talented, well-respected municipal bond team embedded with our taxable team remains a significant competitive advantage. As in 2020, that expertise and talent was a contributor to the Funds’ performance in 2021 across our entire lineup.

Amidst this extremely volatile and challenged environment, the Baird Bond Funds delivered strong relative performance, with all but one exceeding their benchmarks. While the Baird Quality Intermediate Municipal Bond Fund modestly lagged its benchmark on a net-of-fees basis, it continued to achieve its wealth preservation goal, remaining one of if not the highest quality bond fund available in the market.

The long-term track records of all the Baird Bond Funds remain very competitive, and as we look forward to the year ahead, we are optimistic about portfolio positioning and continue to strongly believe that we will be able to deliver added value for investors through the uncertainty and volatility.

We are humbled and privileged to provide you with fixed income investment management services and want to express our sincere appreciation for the confidence and trust you have placed in our experienced investment team and your continued investment in the Baird Bond Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2021 Bond Market Overview
(Unaudited)

Pandemic Persists Yet Yields and Inflation Rise on Strong Growth in 2021
The Treasury curve shifted higher in 2021 on what will likely turn out to be the strongest pace of economic growth and inflation since the 1980s, easily exceeding what the Fed and most investors had expected at the start of the year. The benchmark 10yr Treasury rose from 0.92% in January to the high mark for the year of 1.74% on March 31st. It nearly reached that point again in October before rallying into year-end. It ended December at 1.51%, 59 bps higher on the year. Shifts along the Treasury curve reflected both the changing sentiment of investors and the Fed’s response. In Q1, as the market grew concerned with the Fed’s willingness to accept strong growth and their view that the rising inflation pressures were “transitory,” the curve steepened; the spread between 2- and 10-yr Treasury yields nearly doubled from +80 bps to +158 bps at the end of March. Fed Chair Jay Powell responded in Q3 by signaling first that the Fed was “talking about tapering” asset purchases. This forward guidance was followed by the announcement that the Fed would begin tapering $15B of purchases per month in November, which was ultimately accelerated to a $30B monthly pace in December to begin in January 2022. The tapering response and conveyance of possible post-taper rate hikes via the Fed’s quarterly “Dot Plot” of forecasted rate moves lifted short to intermediate yields sharply in Q4 with longer yields moving lower, flattening the curve. In fact, the largest rate move for the year was in the 5yr maturity which rose 91 bps. At the same time, the yield on the extreme ends of the curve – 1yr and 30yr – rose just 28 bps and 26 bps, respectively, in 2021.

Treasury Yields
Maturity	12/31/20	9/30/21	12/31/21	Q4 Change	2021 Change
3mo	0.09%	0.04%	0.06%	0.02%	-0.03%
1	0.11%	0.08%	0.39%	0.31%	0.28%
2	0.12%	0.28%	0.74%	0.46%	0.62%
3	0.17%	0.51%	0.96%	0.45%	0.79%
5	0.36%	0.97%	1.27%	0.30%	0.91%
7	0.65%	1.29%	1.44%	0.15%	0.79%
10	0.92%	1.49%	1.51%	0.02%	0.59%
30	1.65%	2.05%	1.91%	-0.14%	0.26%

Fed Policy Pivot Driven by Labor and Supply Chain
While a massive rollout of vaccines to begin 2021 offered hope of a return to normalcy, the Delta and Omicron variants of the Covid-19 virus surfaced and disrupted those plans. The economic impact was most notable in the labor market and in supply chains. The massive monetary and fiscal stimulus provided to combat the economic effects of the pandemic, stimulus that easily exceeded that of the Global Financial Crisis in 2008, accomplished the objective of boosting demand. A strong Q4 GDP report is expected to confirm growth in 2021 of approximately 6%. Not foreseen by the policymakers, however, were the challenges that would occur in restoring and ramping up supply to meet the recovery in demand. Disruptions in supply of both labor and goods put additional upward pressure on wages and consumer prices that surprised even the Fed. Covid-related factors, most notably within schools and daycares, kept many parents and caregivers out of the job market. An estimated 2.4 million “excess” retirements above forecasted demographic trends also curbed the available pool of workers. With labor scarce, wages rose, particularly among entry level workers, as employers sought to entice people back into the workforce. Consumer prices also moved sharply higher as supply chain bottlenecks created shortages of goods resulting in the CPI spiking to 6.8% YoY, with expectations that it may remain elevated into 2022 before declining as supply chains begin to normalize. The above factors led to a policy pivot by the Fed, with the now newly renominated Chair Jay Powell at the helm. The Fed’s policy position moved closer to consensus market views which at year end were pricing in three 25 bps rate hikes in 2022 with the first one expected by the June FOMC meeting. This was a notable shift given that 2021 began with the Fed forecasting no hikes until 2024. In Q4, Congress was able to pass the long-awaited physical infrastructure plan with bipartisan support. The $1.2T Infrastructure Investment and Jobs Act (IIJA), which includes $550B of new spending, begins to address the many deferred needs across the nation; the spending is spread over several years. President Biden’s other major legislative goal, the $1.75T Build Back Better social spending plan, was unable to gain key Senate support before year end and its fate remains uncertain with the midterm elections looming in 2022.

Record and Resilient Bond Fund Inflows
Despite strong economic growth and surging inflation, a record amount of money ($583B) flowed into fixed income funds and ETFs, exceeding the previous record of 2019 ($459B). Despite the low yields at the start of the year and ensuing rate volatility (particularly in Q1), demand was broad based, with both domestic and global interest. Strong demographic demand provided consistent support for the market from aging individual investors. Institutional demand was also strong, driven by abundant cash on corporate balance sheets and strong equity market returns that led to a rebalancing across asset classes. In addition, U.S. fixed income yields were attractive for foreign investors both nominally and after accounting for hedging costs.

Modestly Tighter Spreads for the Year
After grinding tighter through most of the year, Investment Grade credit spreads widened in Q4 as the Omicron variant spread across the globe affecting most industries and reducing the appetite for risk. Still, spreads ended moderately tighter for the year across most market sectors. Investment Grade Corporates tightened 4 bps in 2021, thanks to strong demand and a net issuance decline of 47% YoY. The strong economy and solid earnings backdrop provided fundamental support throughout the year. High Yield spreads tightened the most (-77 bps) in 2021 while Emerging Market credit spreads went the other direction, widening 78 bps. While index data shows Agency RMBS spreads tighter on the year, the headline data does not recognize the impact from large prepayment model revisions in the year to better align with faster than expected prepayments. Agency RMBS actually underperformed equal duration Treasuries for the year. Non-Agency CMBS spreads narrowed the most (-14 bps) in 2021 aided by a strong recovery in the lowest-rated securities which had underperformed in 2020. ABS spreads widened for the year (+5 bps) in large part due to heavy supply in Q4 and in sympathy with wider spreads for short corporate debt in November.

Option-Adjusted Spreads (in bps)
				Q4	2021
	12/31/20	9/30/21	12/31/21	Chg	Chg
U.S. Aggregate Index	42	33	36	3	-6
U.S. Agency (non-mortgage)	10	3	8	5	-2
Mortgage and ABS Sectors
U.S. Agency RMBS (Pass-throughs)	39	27	31	4	-8
U.S. Agency CMBS	44	29	34	5	-10
U.S. Non-Agency CMBS	109	85	95	10	-14
Asset-Backed Securities	33	29	38	9	5
Corporate Sectors
U.S. Investment Grade	96	84	92	8	-4
Industrial	101	88	95	7	-6
Utility	106	96	107	11	1
Financial Institutions	83	75	83	8	0
Non-Corporate Credit	66	52	55	3	-11
U.S. High Yield Corporates	360	289	283	-6	-77
Emerging Market Debt	503	581	581	0	78

Source: Bloomberg Indices

2021 Bond Market Overview
(Unaudited)

Treasury Price Declines Result in Negative Returns; Spread Tightening Leads to Excess Returns for Credit Sectors
After very strong returns in both 2019 and 2020, the bond market succumbed to the upward pressure on rates and delivered negative returns in 2021. Credit risk was rewarded in 2021 more than interest rate risk. While U.S. Investment Grade Corporate debt returned -1.04% for the year it provided +1.61% of excess return relative to Treasuries aided by additional carry and spread tightening. Conversely, U.S. Agency RMBS also returned -1.04% but unlike Corporates, the RMBS sector lagged Treasuries with -0.68% of excess return. Early principal repayments on premium priced RMBS coupled with an extension of the sector’s duration as rates rose both contributed to negative sector returns relative to Treasuries. RMBS also lagged both CMBS and ABS on an excess return basis as those sectors outperformed Treasuries by 1.05% and 0.31%, respectively, despite negative returns (CMBS -1.16%, ABS -0.34%). Like 2020, TIPS were the top-performing sector in 2021 (+5.96%).  While their longer duration would seem to be a headwind in 2021, it was more than offset by increased investor demand for inflation protection.  U.S. High Yield Corporates (+5.28%) provided the largest excess returns for the year while Emerging Market Debt (-3.07%) provided the smallest excess returns.

Total Returns of Selected Bloomberg Indices and Subsectors

					Effective Duration
	December	Q4	2021	2020	(years)
U.S. Aggregate Index	-0.26%	0.01%	-1.54%	7.51%	6.78
U.S. Gov’t/Credit Index	-0.32%	0.18%	-1.75%	8.93%	7.63
U.S. Intermediate Gov’t/Credit Bond Index	-0.13%	-0.57%	-1.44%	6.43%	4.13
U.S. 1-3 Yr. Gov’t/Credit Bond Index	-0.15%	-0.56%	-0.47%	3.33%	1.92
U.S. Treasury	-0.51%	0.18%	-2.32%	8.00%	7.14
U.S. Agency (Non-Mortgage)	-0.31%	-0.58%	-1.32%	5.48%	3.88
U.S. Agency RMBS (Pass-throughs)	-0.09%	-0.37%	-1.04%	3.87%	4.76
CMBS (Commercial Mortgage Backed Securities)	-0.16%	-0.64%	-1.16%	8.11%	5.09
ABS (Asset-Backed Securities)	-0.16%	-0.57%	-0.34%	4.52%	2.33
U.S. Corporate Investment Grade	-0.08%	0.23%	-1.04%	9.89%	8.70
U.S. High Yield Corporates	1.87%	0.71%	5.28%	7.11%	3.83
Emerging Market Debt	1.59%	-2.24%	-3.07%	4.26%	5.50
Municipal Bond Index	0.16%	0.72%	1.52%	5.21%	5.05
TIPS (Treasury Inflation Protected Securities)	0.32%	2.36%	5.96%	10.99%	4.40

2022 Outlook
We expect economic growth to moderate in 2022 to the 3-4% range, still above its long-term trend. Supply bottlenecks should ease as demand for goods, which was pulled forward in early 2021 as both the vaccines and unprecedented stimulus were deployed, softens and demand for services rises. Normalization of supply and demand should validate recent inflation trends to be more one-time in nature (created by the stop/start of the pandemic) rather than long-term secular. Monetary and fiscal support will transition from tailwinds to modest headwinds further moderating growth. We expect the Fed to complete its accelerated tapering by March and then determine if conditions warrant a move on rates. Historically there has been a pause between the two policy actions but if inflation stays stubbornly high the Fed may choose to shorten the “pause.” On the fiscal side, even if a version of the Build Back Better plan is passed, YoY fiscal stimulus will decline from significant pandemic relief in 2021. We continue to see opportunities in Investment Grade Corporates, although current spreads remain relatively tight. An underweight to Agency RMBS is appropriate as the sector is susceptible to weakness as the Fed tapers purchases and net supply increases. We will continue to look to optimize our exposure along the yield curve, capturing the roll-down benefits along its steeper segments.

Disclosures
This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

The Bloomberg Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Intermediate U.S. Government/Credit Bond Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices. The U.S. Treasury Index was launched on January 1, 1973.

2021 Bond Market Overview
(Unaudited)

U.S. Agency: This index is the U.S. Agency component of the U.S. Government/Credit index. Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S Corporate – Investment Grade: This index is the Corporate component of the U.S. Credit index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities): This index is the CMBS component of the U.S. Aggregate index. The Bloomberg CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities): This index is the U.S. MBS component of the U.S. Aggregate index. The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset-Backed Securities): This index is the ABS component of the U.S. Aggregate index. The ABS index has three subsectors: credit and charge cards, autos, and utility. The index includes pass-through, bullet, and controlled amortization structures. The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield: The Bloomberg U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

Emerging Market: Bloomberg uses a fixed list of countries defined as emerging markets countries for index inclusion purposes that is based on World Bank Income group definitions (Low/Middle), IMF country classifications (Non-Advanced Economies), and other advanced economies that may be less accessible or investable for global debt investors.

The Bloomberg Municipal Bond Index is a broad-based, total-return index. The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years). They are selected from issues larger than $50 million.

The Bloomberg TIPS Index consists of Treasury Inflation Protected Securities (TIPS). TIPS are securities whose principal is tied to the Consumer Price Index. TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated. This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

Baird Ultra Short Bond Fund
December 31, 2021 (Unaudited)

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Bloomberg U.S. Short-Term Government/Corporate Index. The Bloomberg U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

The Treasury curve shifted higher in 2021 on what will likely be the strongest pace of economic growth and inflation since the 1980s. The benchmark 10 year Treasury rose from 0.92% at the beginning of 2021 to the high mark for the year of 1.74% on March 31st, before falling to end the year at 1.51%. Intermediate yields rose the most in both the fourth quarter and the full year as 5 year yields rose 30 basis points and 91 basis points, respectively. Shifts along the Treasury curve reflected both the changing investor sentiment to stubbornly high inflation and the Fed’s response, including a decision in the fourth quarter to taper monthly asset purchases and signal the likelihood of multiple rate hikes in 2022. While a massive rollout of vaccines to begin 2021 offered hope of a return to normalcy, the Delta and Omicron variants of the Covid-19 virus surfaced and disrupted those plans. Not foreseen by the policymakers’ response to the challenges, which included unprecedented fiscal and monetary support, were the disruptions in the supply of labor and goods that created upward pressure on wages and consumer prices. Despite strong economic growth and surging inflation, a record amount of money ($583 billion) flowed into fixed income funds and ETFs in 2021, exceeding the previous record of 2019 ($459 billion). After grinding tighter through most of the year, Investment Grade credit spreads widened modestly in the fourth quarter as the Fed signaled a greater sense of urgency in reversing their highly accommodative policy to bring inflation under control. Still, spreads ended moderately tighter for the year across most market sectors.

During 2021, the Institutional Share Class of the Fund (BUBIX) posted a net return of 0.20% vs. a 0.10% return for the Bloomberg U.S. Short-Term Government/Corporate Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Investment Grade Credit – Overweight to Investment Grade Credit
•	Securitized Sectors – Exposure to Asset-Backed Securities (ABS) and Non-Agency Residential Mortgage-Backed Securities (RMBS)

We expect economic growth to moderate in 2022 to the 3-4% range, still above its long-term 2% trend. Supply bottlenecks should ease as demand for goods, which was pulled forward in early 2021 as both the vaccines and unprecedented stimulus were deployed, softens and demand for services rises. Normalization of supply and demand should validate recent inflation trends to be more one-time in nature (created by the stop/start of the pandemic) rather than long-term secular trends. Monetary and fiscal support are likely to transition from tailwinds to modest headwinds, moderating growth. We expect the Fed to complete its accelerated tapering by March and likely begin a series of quarterly rate hikes. Historically, there has been a pause between the two policy actions, but if inflation stays stubbornly high, the Fed may choose to shorten the “pause.” On the fiscal side, even if a version of the Build Back Better plan is passed, year-over-year fiscal stimulus will decline from the significant pandemic relief in 2021. We continue to see select opportunities in Investment Grade Corporates, although current spreads remain relatively tight. We believe an underweight to Agency Residential Mortgage-Backed Securities (RMBS) is appropriate given historically tight valuations and the sector’s susceptibility to weakness as the Fed tapers purchases and net supply to the private market increases. We will continue to look to optimize Fund exposure along the yield curve, capturing the roll-down benefits along its steeper segments.

The Fund remains duration neutral with an overweight to Investment Grade Corporate Credit, particularly Financials. We are also maintaining the Fund’s allocation in the securitized sectors (Mortgage-Backed Securities / Asset-Backed Securities) at the top of the capital structure given attractive relative valuations and the continued broad sector diversification benefit they provide to the overall portfolio.

Baird Ultra Short Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$7,053,683,354

	SEC 30-Day Yield(3)
	Institutional Class (Subsidized)	0.63%
	Institutional Class (Unsubsidized)	0.48%
	Investor Class (Subsidized)	0.39%
	Investor Class (Unsubsidized)	0.24%

	Average Effective Duration	0.53 years

	Average Effective Maturity	0.57 years

	Annualized Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%	(5)
Sector Weightings(1)
	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio Turnover Rate	96%

	Number of Holdings	410

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2023.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.

Baird Ultra Short Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	0.20%	1.65%	1.64%	1.41%
Investor Class Shares	-0.05%	1.49%	1.42%	1.18%
Bloomberg U.S. Short-Term Government/Corporate Index(2)	0.10%	1.36%	1.41%	1.04%

(1)	For the period from December 31, 2013 (inception date) through December 31, 2021.
(2)
The Bloomberg U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities less than one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds).  While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$20,000,000	$20,079,267
1.750%, 04/30/2022	418,000,000	420,204,849
0.125%, 06/30/2022	350,000,000	349,863,283
0.125%, 08/31/2022	435,000,000	434,626,170
0.125%, 11/30/2022	190,000,000	189,569,532
0.125%, 12/31/2022	250,000,000	249,240,750
Total U.S. Treasury Securities
(Cost $1,664,634,214)		1,663,583,851	23.6%
Corporate Bonds
Industrials
ABB Finance USA, Inc.,
2.875%, 05/08/2022(1)	1,297,000	1,307,443
AbbVie, Inc.:
3.450%, 03/15/2022
(Callable 01/18/2022)	4,385,000	4,389,012
3.250%, 10/01/2022
(Callable 07/01/2022)	4,425,000	4,484,896
2.900%, 11/06/2022	24,963,000	25,423,303
American Tower Corp.:
2.250%, 01/15/2022	9,095,000	9,099,880
3.500%, 01/31/2023	1,216,000	1,248,746
AmerisourceBergen Corp.,
0.737%, 03/15/2023
(Callable 03/15/2022)	21,520,000	21,465,272
Anglo American Capital PLC,
4.125%, 09/27/2022(1)(2)	30,147,000	30,859,841
AT&T, Inc.:
3.000%, 06/30/2022
(Callable 04/30/2022)	3,200,000	3,224,382
2.625%, 12/01/2022
(Callable 09/01/2022)	3,919,000	3,968,297
AutoZone, Inc.,
3.700%, 04/15/2022
(Callable 01/15/2022)	5,583,000	5,588,518
Avery Dennison Corp.,
3.350%, 04/15/2023
(Callable 01/15/2023)	5,500,000	5,623,824
Avnet, Inc.,
4.875%, 12/01/2022	40,202,000	41,634,951
Bayer US Finance II LLC,
2.200%, 07/15/2022
(Callable 04/15/2022)(1)(2)	2,000,000	2,006,051
Biogen, Inc.,
3.625%, 09/15/2022	5,970,000	6,097,811
Boardwalk Pipelines LP,
3.375%, 02/01/2023
(Callable 11/01/2022)	13,870,000	14,119,735
Boeing Co.,
1.167%, 02/04/2023
(Callable 02/04/2022)	20,000,000	20,002,499
Boral Finance Pty Ltd.,
3.000%, 11/01/2022
(Callable 10/01/2022)(1)(2)	6,700,000	6,773,089
Boston Scientific Corp.,
3.375%, 05/15/2022	5,269,000	5,321,652
Broadcom, Inc.,
3.000%, 01/15/2022	21,111,000	21,126,771
Bunge Limited Finance Corp.,
3.000%, 09/25/2022
(Callable 08/25/2022)	15,698,000	15,944,881
Cabot Corp.,
3.700%, 07/15/2022	20,764,000	21,088,148
Campbell Soup Co.,
2.500%, 08/02/2022	1,842,000	1,861,605
Canadian Natural Resources Ltd.,
2.950%, 01/15/2023
(Callable 12/15/2022)(1)	5,024,000	5,119,963
Canadian Pacific Railway Co.,
4.500%, 01/15/2022(1)	1,973,000	1,975,328
Carlisle Companies, Inc.:
3.750%, 11/15/2022
(Callable 08/15/2022)	5,750,000	5,855,406
0.550%, 09/01/2023
(Callable 09/01/2022)	10,000,000	9,911,375
Celanese US Holdings LLC,
4.625%, 11/15/2022	16,252,000	16,775,069
Charter Communications Operating LLC,
4.464%, 07/23/2022
(Callable 05/23/2022)	47,490,000	48,190,897
Choice Hotels International, Inc.,
5.750%, 07/01/2022	6,978,000	7,118,258
CNH Industrial Capital LLC,
4.375%, 04/05/2022(1)	16,333,000	16,478,650
CommonSpirit Health,
2.950%, 11/01/2022	6,144,000	6,259,176
Conagra Brands, Inc.:
3.250%, 09/15/2022	2,507,000	2,548,062
3.200%, 01/25/2023
(Callable 10/25/2022)	38,175,000	38,900,889
0.500%, 08/11/2023
(Callable 08/11/2022)	7,000,000	6,940,422
Constellation Brands, Inc.,
3.200%, 02/15/2023
(Callable 01/15/2023)	6,774,000	6,920,188
CVS Health Corp.:
3.500%, 07/20/2022
(Callable 05/20/2022)	34,631,000	35,018,297
2.750%, 12/01/2022
(Callable 09/01/2022)	3,903,000	3,957,217
Daimler Finance North America LLC:
2.850%, 01/06/2022(1)(2)	9,556,000	9,557,508
1.056%, 02/15/2022
(3 Month LIBOR USD + 0.900%)(1)(2)(3)	3,500,000	3,503,062
1.040%, 02/22/2022
(3 Month LIBOR USD + 0.880%)(1)(2)(3)	3,500,000	3,503,617
3.400%, 02/22/2022(2)	9,594,000	9,633,100
3.350%, 02/22/2023(1)(2)	7,345,000	7,549,336
1.750%, 03/10/2023(1)(2)	4,841,000	4,889,749
Danone SA,
3.000%, 06/15/2022(1)(2)	15,500,000	15,669,239
Discovery Communications LLC,
2.950%, 03/20/2023
(Callable 02/20/2023)	6,677,000	6,829,412
DR Horton, Inc.:
4.375%, 09/15/2022
(Callable 06/15/2022)	3,250,000	3,302,330
4.750%, 02/15/2023	1,258,000	1,299,471
Eastman Chemical Co.,
3.600%, 08/15/2022
(Callable 05/15/2022)	18,426,000	18,631,426
Eaton Corp.,
2.750%, 11/02/2022	1,275,000	1,298,794
eBay, Inc.,
3.800%, 03/09/2022
(Callable 02/09/2022)	6,851,000	6,870,187

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
El Paso Natural Gas Co. LLC,
8.625%, 01/15/2022	$2,000,000	$2,004,829
EMD Finance LLC,
2.950%, 03/19/2022
(Callable 01/19/2022)(1)(2)	8,850,000	8,858,277
Enbridge, Inc.,
2.900%, 07/15/2022
(Callable 06/15/2022)(1)	22,284,000	22,503,977
Energen Corp.,
7.320%, 07/28/2022	6,000,000	6,163,059
Energy Transfer LP,
4.650%, 02/15/2022	7,367,000	7,399,939
Energy Transfer Partners LP,
3.600%, 02/01/2023
(Callable 11/01/2022)	12,875,000	13,125,439
Enterprise Products Operating LLC:
3.500%, 02/01/2022	37,850,000	37,933,286
3.350%, 03/15/2023
(Callable 12/15/2022)	13,025,000	13,328,617
Equifax, Inc.,
3.300%, 12/15/2022
(Callable 09/15/2022)	8,102,000	8,245,327
Fidelity National Information Services, Inc.,
0.375%, 03/01/2023	2,815,000	2,801,248
Flex Ltd.,
5.000%, 02/15/2023	9,067,000	9,457,700
Florida Gas Transmission Co. LLC,
3.875%, 07/15/2022
(Callable 04/15/2022)(2)	4,750,000	4,792,880
Ford Motor Credit Co. LLC,
3.339%, 03/28/2022
(Callable 02/28/2022)	750,000	751,313
Fresenius Medical Care US Finance II, Inc.,
5.875%, 01/31/2022(1)(2)	15,643,000	15,698,471
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023
(Callable 10/17/2022)(1)(2)	3,435,000	3,529,532
General Mills, Inc.,
2.600%, 10/12/2022
(Callable 09/12/2022)	6,334,000	6,427,353
General Motors Financial Co., Inc.:
3.150%, 06/30/2022
(Callable 05/30/2022)	15,825,000	16,003,080
3.550%, 07/08/2022	29,820,000	30,253,063
3.250%, 01/05/2023
(Callable 12/05/2022)	4,075,000	4,164,616
Genpact Luxembourg Sarl,
3.700%, 04/01/2022
(Callable 03/01/2022)	45,538,000	45,759,016
Glencore Finance (Canada) Ltd.,
4.250%, 10/25/2022(1)(2)	17,411,000	17,868,909
Glencore Funding LLC,
3.000%, 10/27/2022
(Callable 09/27/2022)(1)(2)	5,000,000	5,077,204
Grupo Bimbo SAB de CV,
4.500%, 01/25/2022(1)(2)	4,914,000	4,924,221
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022
(Callable 03/17/2022)	1,000,000	1,006,651
Hewlett Packard Enterprise Co.:
4.400%, 10/15/2022
(Callable 08/15/2022)	29,466,000	30,127,172
2.250%, 04/01/2023
(Callable 03/01/2023)	10,240,000	10,396,291
Howard University,
2.738%, 10/01/2022	1,450,000	1,458,975
HP, Inc.,
4.050%, 09/15/2022	4,175,000	4,263,321
Huntington Ingalls Industries, Inc.,
0.670%, 08/16/2023
(Callable 08/16/2022)(2)	10,000,000	9,913,003
Hutchison Whampoa International Ltd.,
4.625%, 01/13/2022(1)(2)	9,600,000	9,609,196
Hyatt Hotels Corp.,
1.300%, 10/01/2023
(Callable 10/01/2022)	10,000,000	10,000,225
Hyundai Capital America:
3.950%, 02/01/2022(1)(2)	12,191,000	12,219,805
3.100%, 04/05/2022(1)(2)	6,407,000	6,449,745
3.000%, 06/20/2022(1)(2)	3,008,000	3,038,935
3.250%, 09/20/2022(1)(2)	4,671,000	4,758,809
2.850%, 11/01/2022(1)(2)	4,000,000	4,069,082
2.375%, 02/10/2023(1)(2)	20,531,000	20,816,599
IHS Markit Ltd.,
5.000%, 11/01/2022
(Callable 08/01/2022)(2)	15,700,000	16,147,450
Jabil, Inc.,
4.700%, 09/15/2022	2,000,000	2,052,862
Kinder Morgan Energy Partners LP:
4.150%, 03/01/2022	16,712,000	16,804,590
3.950%, 09/01/2022
(Callable 06/01/2022)	16,121,000	16,337,126
Kinder Morgan, Inc.,
3.150%, 01/15/2023
(Callable 12/15/2022)	7,102,000	7,252,354
Kroger Co.:
3.400%, 04/15/2022
(Callable 01/18/2022)	10,099,000	10,106,364
2.800%, 08/01/2022
(Callable 07/01/2022)	3,000,000	3,029,496
Leggett & Platt, Inc.,
3.400%, 08/15/2022
(Callable 05/15/2022)	9,700,000	9,801,218
Lennar Corp.,
4.750%, 11/15/2022
(Callable 08/15/2022)	9,209,000	9,416,203
Marriott International, Inc.:
2.300%, 01/15/2022	5,837,000	5,840,248
2.125%, 10/03/2022	27,199,000	27,437,285
Martin Marietta Materials, Inc.,
0.650%, 07/15/2023
(Callable 07/15/2022)	10,000,000	9,964,937
McKesson Corp.,
2.700%, 12/15/2022
(Callable 09/15/2022)	1,650,000	1,673,263
Midwest Connector Capital Co. LLC,
3.625%, 04/01/2022
(Callable 03/01/2022)(2)	43,747,000	43,825,537
Molson Coors Beverage Co.,
3.500%, 05/01/2022	11,725,000	11,821,895
Mondelez International Holdings
Netherlands BV,
2.125%, 09/19/2022(2)	5,360,000	5,416,211
Moody’s Corp.,
2.625%, 01/15/2023
(Callable 12/15/2022)	4,000,000	4,066,686
Mosaic Co.,
3.250%, 11/15/2022
(Callable 10/15/2022)	20,547,000	20,944,390

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
MPLX LP:
3.500%, 12/01/2022
(Callable 11/01/2022)	$14,728,000	$15,039,966
3.375%, 03/15/2023
(Callable 02/15/2023)	3,666,000	3,759,447
National Fuel Gas Co.,
3.750%, 03/01/2023
(Callable 12/01/2022)	16,941,000	17,315,200
NewMarket Corp.,
4.100%, 12/15/2022	7,753,000	7,986,054
Nissan Motor Acceptance Corp.:
2.800%, 01/13/2022(1)(2)	9,859,000	9,864,650
2.650%, 07/13/2022(1)(2)	1,070,000	1,079,306
2.600%, 09/28/2022(1)(2)	4,000,000	4,041,859
NOVA Gas Transmission Ltd.,
7.875%, 04/01/2023(1)	6,420,000	6,939,126
Nutrien Ltd.,
3.150%, 10/01/2022
(Callable 07/01/2022)(1)	2,406,000	2,435,749
O’Reilly Automotive, Inc.,
3.800%, 09/01/2022
(Callable 06/01/2022)	12,250,000	12,410,861
ONEOK Partners LP,
3.375%, 10/01/2022
(Callable 07/01/2022)	3,500,000	3,541,841
Oracle Corp.:
2.500%, 05/15/2022
(Callable 03/15/2022)	1,100,000	1,104,525
2.500%, 10/15/2022	44,959,000	45,600,067
2.625%, 02/15/2023
(Callable 01/15/2023)	5,025,000	5,114,769
Panasonic Corp.,
2.536%, 07/19/2022
(Callable 06/19/2022)(1)(2)	1,916,000	1,931,195
Parker-Hannifin Corp.,
3.500%, 09/15/2022	2,412,000	2,461,771
PayPal Holdings, Inc.,
2.200%, 09/26/2022	12,795,000	12,975,651
Penske Truck Leasing Co.:
4.875%, 07/11/2022(2)	33,203,000	33,923,920
4.250%, 01/17/2023(2)	2,575,000	2,661,918
PerkinElmer, Inc.,
0.550%, 09/15/2023
(Callable 09/15/2022)	10,000,000	9,916,270
Pernod Ricard SA,
4.250%, 07/15/2022(1)(2)	1,500,000	1,529,282
Phillips 66,
4.300%, 04/01/2022	19,012,000	19,182,715
POSCO:
2.375%, 11/12/2022(1)(2)	23,075,000	23,346,131
2.375%, 01/17/2023(1)(2)	27,360,000	27,664,243
Rayonier, Inc.,
3.750%, 04/01/2022
(Callable 01/04/2022)	24,500,000	24,500,000
Regency Energy Partners LP /
Regency Energy Finance Corp.,
5.000%, 10/01/2022
(Callable 07/01/2022)	7,250,000	7,394,126
Reliance Industries Ltd.,
5.400%, 02/14/2022(1)(2)	44,669,000	44,874,114
Reliance Steel & Aluminum Co.,
4.500%, 04/15/2023
(Callable 01/15/2023)	12,831,000	13,282,269
RELX Capital, Inc.,
3.500%, 03/16/2023
(Callable 02/16/2023)(1)	5,545,000	5,708,181
Rogers Communications, Inc.,
0.814%, 03/22/2022
(3 Month LIBOR USD + 0.600%)(1)(3)	30,839,000	30,869,970
RPM International, Inc.,
3.450%, 11/15/2022
(Callable 08/15/2022)	9,654,000	9,806,338
Ryder System, Inc.,
2.500%, 09/01/2022
(Callable 08/01/2022)	20,905,000	21,132,508
Schlumberger Investment SA,
2.400%, 08/01/2022
(Callable 05/02/2022)(2)	4,715,000	4,744,767
Schneider Electric SE,
2.950%, 09/27/2022(2)	3,093,000	3,147,291
Sky Ltd.,
3.125%, 11/26/2022(2)	5,000,000	5,110,596
Smiths Group PLC,
3.625%, 10/12/2022(1)(2)	10,581,000	10,803,198
Southern Copper Corp.,
3.500%, 11/08/2022(1)	25,044,000	25,544,880
Southern Natural Gas Co. LLC,
0.625%, 04/28/2023
(Callable 04/28/2022)(2)	7,000,000	6,959,636
St. Joseph’s University Medical Center, Inc.,
3.926%, 07/01/2022	2,025,000	2,054,478
Stellantis NV,
5.250%, 04/15/2023	4,448,000	4,665,285
Suntory Holdings Ltd.,
2.550%, 06/28/2022
(Callable 05/28/2022)(1)(2)	17,258,000	17,387,218
Sysco Corp.,
2.600%, 06/12/2022	23,589,000	23,806,107
Tapestry, Inc.,
3.000%, 07/15/2022
(Callable 06/15/2022)	32,103,000	32,386,531
Teck Resources Ltd.,
4.750%, 01/15/2022(1)	2,890,000	2,893,976
Thermo Fisher Scientific, Inc.,
0.797%, 10/18/2023
(Callable 10/18/2022)	25,000,000	24,915,372
Time Warner Entertainment Co. LP,
8.375%, 03/15/2023	2,578,000	2,795,639
T-Mobile USA, Inc.,
4.000%, 04/15/2022
(Callable 03/16/2022)	8,000,000	8,046,080
Toyota Industries Corp.,
3.110%, 03/12/2022
(Callable 02/12/2022)(1)(2)	17,900,000	17,954,712
TransCanada PipeLines Ltd.,
2.500%, 08/01/2022(1)	24,208,000	24,448,732
Trustees of Boston College,
2.651%, 07/01/2022	1,000,000	1,008,956
Verizon Communications, Inc.,
1.256%, 05/15/2025
(3 Month LIBOR USD + 1.100%)
(Callable 03/15/2025)(3)	4,000,000	4,076,893
VF Corp.,
2.050%, 04/23/2022	6,033,000	6,063,650
Viatris, Inc.,
1.125%, 06/22/2022	30,987,000	31,056,033

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
VMware, Inc.,
2.950%, 08/21/2022
(Callable 01/18/2022)	$49,373,000	$49,953,077
Vodafone Group PLC,
2.950%, 02/19/2023(1)	4,306,000	4,398,148
Volkswagen Group of America Finance LLC:
2.900%, 05/13/2022(1)(2)	7,275,000	7,334,342
2.700%, 09/26/2022(1)(2)	6,060,000	6,147,633
0.750%, 11/23/2022(1)(2)	5,300,000	5,299,212
Walgreen Co.,
3.100%, 09/15/2022	3,595,000	3,656,236
Walgreens Boots Alliance, Inc.,
0.950%, 11/17/2023
(Callable 05/17/2022)	30,000,000	29,987,624
Westlake Chemical Corp.,
3.600%, 07/15/2022
(Callable 04/15/2022)	3,360,000	3,387,499
WestRock RKT LLC,
4.000%, 03/01/2023
(Callable 12/01/2022)	5,000,000	5,134,097
Whirlpool Corp.:
4.700%, 06/01/2022	4,374,000	4,440,239
3.700%, 03/01/2023	8,922,000	9,200,595
Williams Companies, Inc.:
3.600%, 03/15/2022
(Callable 01/15/2022)	16,983,000	16,998,233
3.350%, 08/15/2022
(Callable 05/15/2022)	1,500,000	1,514,052
Zimmer Holdings, Inc.,
3.150%, 04/01/2022
(Callable 02/01/2022)	20,171,000	20,211,371
Total Industrials
(Cost $2,074,077,695)		2,071,230,725	29.4%
Utilities
CenterPoint Energy Resources Corp.,
0.700%, 03/02/2023
(Callable 01/31/2022)	6,984,000	6,952,372
Cleco Power LLC,
0.703%, 06/15/2023
(3 Month LIBOR USD + 0.500%)
(Callable 03/15/2022)(2)(3)	15,000,000	14,988,516
Dominion Energy, Inc.:
2.750%, 09/15/2022
(Callable 06/15/2022)	3,325,000	3,357,334
2.450%, 01/15/2023(2)	45,010,000	45,758,257
DTE Energy Company,
2.250%, 11/01/2022	3,000,000	3,039,618
Entergy Corp.,
4.000%, 07/15/2022
(Callable 05/15/2022)	49,560,000	50,163,405
Evergy Metro, Inc.,
3.150%, 03/15/2023
(Callable 12/15/2022)	2,883,000	2,940,294
Evergy, Inc.,
5.292%, 06/15/2022
(Callable 03/15/2022)(7)	9,137,000	9,218,853
Indiana Michigan Power Co.,
3.200%, 03/15/2023
(Callable 12/15/2022)	9,711,000	9,911,336
NextEra Energy Capital Holdings, Inc.,
0.430%, 02/22/2023
(3 Month LIBOR USD + 0.270%)
(Callable 01/31/2022)(3)	8,500,000	8,485,644
Niagara Mohawk Power Corp.,
2.721%, 11/28/2022(1)(2)	12,000,000	12,205,116
Oncor Electric Delivery Co. LLC,
4.100%, 06/01/2022
(Callable 03/01/2022)	3,622,000	3,643,302
Public Service Enterprise Group, Inc.:
2.650%, 11/15/2022
(Callable 10/15/2022)	32,517,000	32,976,936
0.841%, 11/08/2023
(Callable 05/08/2022)	8,000,000	7,970,430
Puget Energy, Inc.,
5.625%, 07/15/2022
(Callable 04/15/2022)	15,651,000	15,864,038
Washington Gas Light Co.,
6.650%, 03/20/2023(1)	9,112,000	9,687,907
Total Utilities
(Cost $237,674,386)		237,163,358	3.4%
Financials
AerCap Holdings NV:
3.500%, 05/26/2022
(Callable 04/26/2022)(1)	2,000,000	2,017,665
4.625%, 07/01/2022(1)	15,489,000	15,791,040
Air Lease Corp.:
3.500%, 01/15/2022	12,719,000	12,730,195
2.625%, 07/01/2022
(Callable 06/01/2022)	30,489,000	30,733,746
Ally Financial, Inc.:
4.125%, 02/13/2022	15,081,000	15,140,500
4.625%, 05/19/2022	27,213,000	27,615,585
Anthem, Inc.,
2.950%, 12/01/2022
(Callable 11/01/2022)	43,920,000	44,776,606
Aon Corp.,
2.200%, 11/15/2022	4,840,000	4,902,441
Banco Santander SA:
3.500%, 04/11/2022(1)	18,833,000	18,976,325
3.848%, 04/12/2023(1)	8,400,000	8,689,528
Bank of America Corp.:
5.700%, 01/24/2022	11,399,000	11,431,050
3.124%, 01/20/2023
(3 Month LIBOR USD + 1.160%)
(Callable 01/20/2022)(3)	35,000,000	35,039,383
2.816%, 07/21/2023
(3 Month LIBOR USD + 0.930%)
(Callable 07/21/2022)(3)	19,700,000	19,918,066
Barclays PLC:
3.684%, 01/10/2023
(Callable 01/10/2022)(1)	21,200,000	21,209,871
4.610%, 02/15/2023
(3 Month LIBOR USD + 1.400%)
(Callable 02/15/2022)(1)(3)	28,637,000	28,759,687
BPCE SA,
3.000%, 05/22/2022(1)(2)	32,246,000	32,551,821
Cantor Fitzgerald LP,
6.500%, 06/17/2022(2)	1,919,000	1,966,454
CIT Group, Inc.,
5.000%, 08/15/2022	2,750,000	2,811,270
Citigroup, Inc.:
1.084%, 04/25/2022
(3 Month LIBOR USD + 0.960%)
(Callable 03/25/2022)(3)	4,875,000	4,883,396
3.142%, 01/24/2023
(3 Month LIBOR USD + 0.722%)
(Callable 01/24/2022)(3)	11,601,000	11,615,711
The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Citigroup, Inc.: (cont.)
2.876%, 07/24/2023
(3 Month LIBOR USD + 0.950%)
(Callable 07/24/2022)(3)	$21,500,000	$21,758,883
Citizens Bank NA:
0.876%, 02/14/2022
(3 Month LIBOR USD + 0.720%)
(Callable 01/14/2022)(3)	1,500,000	1,500,193
2.650%, 05/26/2022
(Callable 04/26/2022)	4,000,000	4,028,707
Cooperatieve Rabobank UA,
3.950%, 11/09/2022(1)	32,861,000	33,730,942
Credit Agricole SA,
3.375%, 01/10/2022(1)(2)	16,305,000	16,311,877
Credit Suisse AG,
2.800%, 04/08/2022(1)	34,425,000	34,633,637
Credit Suisse Group AG,
3.574%, 01/09/2023
(Callable 01/09/2022)(1)(2)	900,000	900,255
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 09/15/2022(1)	14,201,000	14,507,392
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	11,144,000	11,227,261
Danske Bank A/S:
5.000%, 01/12/2022(1)(2)	22,678,000	22,698,092
5.000%, 01/12/2023
(1 Year CMT Rate + 1.730%)
(Callable 01/12/2022)(1)(2)(3)	2,000,000	2,001,724
Deutsche Bank AG,
5.000%, 02/14/2022(1)	18,546,000	18,630,076
Discover Bank,
3.350%, 02/06/2023
(Callable 01/06/2023)	15,893,000	16,274,157
Discover Financial Services:
5.200%, 04/27/2022	7,740,000	7,851,557
3.850%, 11/21/2022	6,114,000	6,275,163
Fifth Third Bank NA,
0.772%, 02/01/2022
(3 Month LIBOR USD + 0.640%)
(Callable 01/03/2022)(3)	2,000,000	2,000,000
First Republic Bank,
2.500%, 06/06/2022
(Callable 05/06/2022)	3,516,000	3,538,062
GATX Corp.,
4.750%, 06/15/2022	5,700,000	5,806,869
Goldman Sachs Group, Inc.:
5.750%, 01/24/2022	35,450,000	35,556,626
2.908%, 06/05/2023
(3 Month LIBOR USD + 1.053%)
(Callable 06/05/2022)(3)	16,000,000	16,133,649
1.217%, 12/06/2023
(Callable 12/06/2022)	5,000,000	5,011,461
HSBC Holdings PLC,
3.033%, 11/22/2023
(3 Month LIBOR USD + 0.923%)
(Callable 11/22/2022)(1)(3)	9,430,000	9,596,526
Humana, Inc.,
0.650%, 08/03/2023
(Callable 02/03/2022)	20,000,000	19,898,069
ING Groep NV,
3.150%, 03/29/2022(1)	35,500,000	35,732,084
International Lease Finance Corp.,
5.875%, 08/15/2022(1)	7,479,000	7,709,780
JPMorgan Chase & Co.,
2.776%, 04/25/2023
(3 Month LIBOR USD + 0.935%)
(Callable 04/25/2022)(3)	37,675,000	37,916,318
Liberty Mutual Group, Inc.,
4.950%, 05/01/2022(2)	10,190,000	10,305,544
Lincoln National Corp.,
4.200%, 03/15/2022	1,484,000	1,495,133
Lloyds Bank PLC:
3.000%, 01/11/2022(1)	7,622,000	7,626,011
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)
(Callable 11/07/2022)(1)(3)	17,514,000	17,797,155
Macquarie Group Ltd.,
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)
(Callable 11/28/2022)(1)(2)(3)	8,433,000	8,579,560
Markel Corp.,
4.900%, 07/01/2022	2,565,000	2,617,402
Mitsubishi UFJ Financial Group, Inc.:
0.888%, 03/07/2022
(3 Month LIBOR USD + 0.700%)(1)(3)	3,173,000	3,175,660
2.665%, 07/25/2022(1)	3,445,000	3,485,402
3.455%, 03/02/2023(1)	12,250,000	12,616,024
Mitsubishi UFJ Lease & Finance Co. Ltd.,
2.652%, 09/19/2022
(Callable 08/19/2022)(1)(2)	3,000,000	3,033,035
Mizuho Financial Group, Inc.,
1.116%, 02/28/2022
(3 Month LIBOR USD + 0.940%)(1)(3)	5,205,000	5,211,630
Morgan Stanley:
2.750%, 05/19/2022	21,833,000	22,028,406
3.750%, 02/25/2023	25,995,000	26,888,166
0.560%, 11/10/2023 (SOFR + 0.466%)
(Callable 11/10/2022)(3)	1,306,000	1,304,254
MUFG Union Bank NA,
2.100%, 12/09/2022
(Callable 11/09/2022)(1)	4,750,000	4,810,740
National Bank of Canada:
2.150%, 10/07/2022(1)(2)	4,609,000	4,664,651
2.100%, 02/01/2023(1)	1,540,000	1,560,855
0.349%, 05/16/2023 (SOFR + 0.300%)
(Callable 05/16/2022)(1)(3)	22,075,000	22,059,670
NatWest Markets PLC,
3.625%, 09/29/2022(1)(2)	9,850,000	10,069,784
Nordea Bank AB,
4.250%, 09/21/2022(1)(2)	10,275,000	10,528,943
People’s United Financial, Inc.,
3.650%, 12/06/2022
(Callable 09/06/2022)	13,369,000	13,627,607
Reliance Standard Life Global Funding II,
2.625%, 07/22/2022(1)(2)	1,004,000	1,015,939
SMBC Aviation Capital Finance DAC,
3.000%, 07/15/2022
(Callable 06/15/2022)(1)(2)	1,025,000	1,035,547
Societe Generale SA,
3.250%, 01/12/2022(1)(2)	8,210,000	8,214,295
StanCorp Financial Group, Inc.,
5.000%, 08/15/2022(1)	13,800,000	14,149,163
Standard Chartered PLC,
1.282%, 01/20/2023
(3 Month LIBOR USD + 1.150%)
(Callable 01/20/2022)(1)(2)(3)	3,000,000	3,001,130
Sumitomo Mitsui Banking Corp.,
3.000%, 01/18/2023(1)	4,175,000	4,269,211

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sumitomo Mitsui Financial Group, Inc.,
2.846%, 01/11/2022(1)	$2,356,000	$2,357,065
SunTrust Banks, Inc.,
0.748%, 05/17/2022
(3 Month LIBOR USD + 0.590%)
(Callable 04/17/2022)(3)	8,700,000	8,713,115
Synchrony Bank,
3.000%, 06/15/2022
(Callable 05/15/2022)	35,693,000	36,003,521
Synchrony Financial,
2.850%, 07/25/2022
(Callable 06/25/2022)	13,237,000	13,371,853
UBS Group Funding Switzerland AG:
1.662%, 02/01/2022
(3 Month LIBOR USD + 1.530%)(1)(2)(3)	4,900,000	4,905,504
3.491%, 05/23/2023
(Callable 05/23/2022)(1)(2)	10,000,000	10,101,427
2.859%, 08/15/2023
(3 Month LIBOR USD + 0.954%)
(Callable 08/15/2022)(1)(2)(3)	20,525,000	20,771,856
Zions Bancorp NA,
3.350%, 03/04/2022
(Callable 02/04/2022)	2,500,000	2,505,772
Total Financials
(Cost $1,067,936,294)		1,066,690,730	15.1%
Total Corporate Bonds
(Cost $3,379,688,375)		3,375,084,813	47.9%
Municipal Bonds
Allentown Neighborhood Improvement
Zone Development Authority,
1.730%, 05/01/2022	1,600,000	1,599,769
Berks County Municipal Authority,
0.750%, 05/15/2022 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(4)	410,000	410,000
Burke County Development Authority,
1.550%, 12/01/2049
(Mandatory Tender Date 08/19/2022)(4)	13,100,000	13,202,600
California Municipal Finance Authority,
0.300%, 07/01/2051
(Mandatory Tender Date 01/18/2022)(4)	10,000,000	10,000,525
Central Texas Turnpike System,
1.980%, 08/15/2042
(Mandatory Tender Date 08/15/2022)(4)	15,135,000	15,232,574
City of Farmington NM,
1.200%, 06/01/2040
(Mandatory Tender Date 06/01/2022)(4)	2,000,000	2,007,201
City of New Orleans LA,
3.692%, 09/01/2022 (ETM)	2,000,000	2,043,430
City of New York NY:
0.160%, 04/01/2042
(Optional Put Date 01/03/2022)(4)	10,025,000	10,025,000
0.160%, 10/01/2046
(Optional Put Date 01/03/2022)(4)	1,700,000	1,700,000
City of Newark NJ,
1.750%, 02/22/2022	2,250,000	2,253,464
City of West Carrollton OH,
0.500%, 05/02/2022 (Insured by ST AID)	4,415,000	4,414,526
County of Burleigh ND,
2.750%, 02/01/2022
(Callable 01/21/2022)	20,250,000	20,256,541
County of Meade KY,
0.070%, 07/01/2060
(Optional Put Date 01/03/2022)(4)	8,000,000	8,000,000
Golden State Tobacco Securitization Corp.:
1.237%, 06/01/2022	15,000,000	15,012,162
1.850%, 06/01/2031	9,000,000	9,009,915
Indianapolis Local Public
Improvement Bond Bank,
5.000%, 06/01/2022	1,300,000	1,325,061
Joplin Industrial Development Authority,
2.154%, 02/15/2022	1,400,000	1,401,984
Medical Center Hospital Authority,
4.875%, 08/01/2022	5,520,000	5,656,226
Metropolitan Transportation Authority,
0.777%, 11/15/2022
(Callable 04/15/2022)	50,000,000	50,042,260
Minneapolis-Saint Paul
Metropolitan Airports Commission,
5.000%, 01/01/2022	1,000,000	1,000,000
Mississippi Business Finance Corp.,
2.500%, 04/01/2022
(Callable 01/31/2022)	1,500,000	1,506,604
Mizuho Floater/Residual Trust:
0.340%, 06/15/2056 (Callable 06/15/2031)
(Optional Put Date 02/04/2022)(2)(4)	5,500,000	5,500,000
0.340%, 11/01/2056 (Callable 03/01/2022)
(Optional Put Date 02/04/2022)(2)(4)	11,305,000	11,305,000
0.340%, 12/01/2059 (Callable 12/01/2036)
(Optional Put Date 02/04/2022)(2)(4)	7,155,000	7,155,000
Municipal Electric Authority of Georgia,
4.430%, 01/01/2022	5,195,000	5,195,000
New Jersey Economic
Development Authority,
0.000%, 02/15/2022 (Insured by AGM)	6,178,000	6,175,955
Public Finance Authority,
5.000%, 07/01/2022	1,090,000	1,099,039
San Antonio Housing Trust Finance Corp.,
1.400%, 07/01/2022 (Insured by FHA)(4)	10,000,000	10,000,000
Tender Option Bond Trust:
0.400%, 05/15/2023
(Optional Put Date 01/07/2022)(2)(4)	10,400,000	10,400,000
0.290%, 07/01/2025
(Optional Put Date 01/07/2022)(2)(4)	2,000,000	2,000,000
0.120%, 08/01/2055 (Callable 02/01/2031)
(Optional Put Date 01/07/2022)(2)(4)	5,955,000	5,955,000
Total Municipal Bonds
(Cost $240,808,794)		240,884,836	3.4%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1, 0.777%,
10/25/2035 (1 Month LIBOR
USD + 0.675%) (Callable 01/25/2022)(3)	567,126	566,842
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 07/25/2022)(2)(4)	23,988,413	24,149,193
Series 2019-1, Class A1, 3.805%,
01/25/2049 (Callable 03/25/2022)(2)(4)	7,972,724	7,999,895
Series 2019-2, Class A1, 3.347%,
04/25/2049 (Callable 05/25/2022)(2)(4)	14,023,992	14,120,354
Home Equity Asset Trust,
Series 2006-2, Class 2A4, 0.722%,
05/25/2036 (1 Month LIBOR USD +
0.620%) (Callable 01/25/2022)(2)(3)	534,303	534,082
Starwood Mortgage Residential Trust,
Series 2021-1, Class A1, 1.219%,
05/25/2065 (Callable 03/25/2023)(2)(4)	15,173,195	15,116,344

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Towd Point Mortgage Trust:
Series 2016-3, Class A1, 2.250%,
08/25/2055 (Callable 05/25/2024)(2)(4)	$34,760	$34,769
Series 2016-2, Class A1A, 2.750%,
08/25/2055 (Callable 10/25/2024)(2)(4)	842,053	844,037
Series 2016-2, Class A1, 3.000%,
08/25/2055 (Callable 10/25/2024)(2)(4)	167,869	168,325
Series 2016-4, Class A1, 2.250%,
07/25/2056 (Callable 04/25/2025)(2)(4)	3,437,546	3,448,991
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 04/25/2025)(2)(4)	6,154,551	6,207,611
Series 2017-5, Class A1, 0.702%,
02/26/2057 (1 Month LIBOR USD +
0.600%) (Callable 02/25/2024)(2)(3)	10,409,824	10,404,426
Series 2017-3, Class A1, 2.750%,
06/25/2057 (Callable 01/25/2024)(2)(4)	5,214,359	5,269,057
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 07/25/2025)(2)(4)	16,249,870	16,450,324
Total Residential
Mortgage-Backed Securities
(Cost $106,156,215)		105,314,250	1.5%
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
COMM Mortgage Trust,
Series 2013-LC6, Class ASB, 2.478%,
01/12/2046 (Callable 09/10/2022)	181,311	182,372
Morgan Stanley Bank of America
Merrill Lynch Trust,
Series 2012-C5, Class A4, 3.176%,
08/17/2045 (Callable 07/11/2022)	13,070,905	13,114,785
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class ASB, 2.977%,
06/15/2046 (Callable 05/15/2023)	136,898	138,803
Total Commercial
Mortgage-Backed Securities
(Cost $13,784,173)		13,435,960	0.2%
Asset Backed Securities
Affirm Asset Securitization Trust:
Series 2020-Z2, Class A, 1.900%,
01/15/2025 (Callable 04/15/2023)(2)	44,117,567	44,327,884
Series 2021-Z1, Class A, 1.070%,
08/15/2025 (Callable 07/15/2023)(2)	55,364,550	55,249,657
Ally Auto Receivables,
Series 2019-3, Class A3, 1.930%,
05/15/2024 (Callable 02/15/2023)	8,896,759	8,947,539
American Express Credit
Account Master Trust,
Series 2019-2, Class A, 2.670%,
11/15/2024	2,511,000	2,528,261
ARI Fleet Lease Trust:
Series 2018-B, Class A3, 3.430%,
08/16/2027 (Callable 03/15/2022)(2)	6,580,000	6,643,148
Series 2019-A, Class A2A, 2.410%,
11/15/2027 (Callable 12/15/2022)(2)	5,609,688	5,629,554
BA Credit Card Trust,
Series 2019-A1, Class A1, 1.740%,
01/15/2025	6,461,000	6,515,087
Capital One Multi-Asset Execution Trust,
Series 2017-A2, Class A2, 0.520%,
01/15/2025 (1 Month LIBOR
USD + 0.410%)(3)	13,500,000	13,507,490
Capital One Prime Auto Receivables Trust,
Series 2020-1, Class A3, 1.600%,
11/15/2024 (Callable 08/15/2023)	37,635,860	37,896,665
CarMax Auto Owner Trust:
Series 2020-3, Class A2A,
0.490%, 06/15/2023	577,229	577,281
Series 2018-4, Class A3, 3.360%,
09/15/2023 (Callable 11/15/2022)	5,705,188	5,745,460
Series 2021-2, Class A2A, 0.270%,
06/17/2024 (Callable 03/15/2024)	9,435,230	9,427,183
Chase Auto Credit Linked Notes,
Series 2021-1, Class B, 0.875%,
09/25/2028 (Callable 06/25/2024)(2)	37,149,617	37,022,309
Chesapeake Funding II LLC,
Series 2019-1A, Class A1, 2.940%,
04/15/2031 (Callable 06/15/2022)(2)	12,500,463	12,592,760
Citibank Credit Card Issuance Trust,
Series 2018-A6, Class A6,
3.210%, 12/09/2024	2,000,000	2,049,666
Dell Equipment Finance Trust:
Series 2020-1, Class A2,
2.260%, 06/22/2022(2)	1,775,993	1,778,856
Series 2020-2, Class A2,
0.470%, 10/24/2022(2)	23,038,809	23,048,992
Discover Card Execution Note Trust,
Series 2019-A1, Class A1,
3.040%, 07/15/2024	33,333,542	33,361,269
DLLAD LLC,
Series 2021-1A, Class A2,
0.350%, 09/20/2024(2)	21,875,000	21,830,018
Donlen Fleet Lease Funding 2 LLC,
Series 2021-2, Class A2,
0.560%, 12/11/2034(2)	3,400,000	3,380,204
Ford Credit Auto Lease Trust,
Series 2020-B, Class A3, 0.620%,
08/15/2023 (Callable 01/15/2023)	55,529,941	55,579,573
Ford Credit Auto Owner Trust:
Series 2019-A, Class A3, 2.780%,
09/15/2023 (Callable 12/15/2022)	1,743,168	1,752,930
2.850%, 08/15/2024	11,728,000	11,943,414
Series 2017-1, Class A, 2.620%,
08/15/2028 (Callable 02/15/2022)(2)	24,017,000	24,082,458
Ford Credit Floorplan Master Owner Trust:
Series 2019-3, Class A1,
2.230%, 09/15/2024	1,200,000	1,214,277
Series 2017-3, Class A,
2.480%, 09/15/2024	6,545,000	6,635,316
GM Financial Consumer Automobile
Receivables Trust,
Series 2020-3, Class A2,
0.350%, 07/16/2023	910,725	910,760
GMF Floorplan Owner Revolving Trust,
Series 2019-1, Class A,
2.700%, 04/15/2024(2)	26,900,000	27,079,383
Harley-Davidson Motorcycle Trust,
Series 2021-B, Class A2, 0.240%,
12/15/2024 (Callable 08/15/2024)	10,749,552	10,737,744
Honda Auto Receivables Owner Trust,
Series 2021-3, Class A2,
0.200%, 02/20/2024	18,825,000	18,790,130
HPEFS Equipment Trust:
Series 2021-2A, Class A2, 0.300%,
09/20/2028 (Callable 05/20/2024)(2)	20,000,000	19,954,518
Series 2020-2A, Class A2, 0.650%,
07/22/2030 (Callable 04/20/2023)(2)	2,343,045	2,343,419
Series 2021-1A, Class A2, 0.270%,
03/20/2031 (Callable 01/20/2024)(2)	23,581,450	23,558,152

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hyundai Auto Lease Securitization Trust,
Series 2020-B, Class A2,
0.360%, 01/17/2023(2)	$2,834,412	$2,834,444
Hyundai Auto Receivables Trust:
Series 2020-B, Class A2,
0.380%, 03/15/2023	336,452	336,465
Series 2020-A, Class A2,
1.510%, 04/15/2023	439,919	440,113
Hyundai Floorplan Master Owner Trust,
Series 2019-1, Class A,
2.680%, 04/15/2024(2)	63,985,000	64,376,217
John Deere Owner Trust,
Series 2018-B, Class A4, 3.230%,
06/15/2025 (Callable 01/15/2022)	23,707,313	23,864,004
Kubota Credit Owner Trust:
Series 2021-1A, Class A2,
0.310%, 04/15/2024(2)	38,202,724	38,115,782
Series 2021-2A, Class A2,
0.260%, 06/17/2024(2)	22,275,000	22,183,824
Marlette Funding Trust:
Series 2019-4A, Class A, 2.390%,
12/15/2029 (Callable 08/15/2023)(2)	446,833	447,457
Series 2021-1A, Class A, 0.600%,
06/16/2031 (Callable 02/15/2025)(2)	8,175,535	8,173,510
Series 2021-2A, Class A, 0.510%,
09/15/2031 (Callable 06/15/2025)(2)	16,851,189	16,814,408
Series 2021-3A, Class A, 0.650%,
12/15/2031 (Callable 03/15/2026)(2)	23,496,978	23,428,207
Mercedes-Benz Auto Receivables Trust:
Series 2020-1, Class A2,
0.460%, 03/15/2023	97,426	97,435
Series 2019-1, Class A3, 1.940%,
03/15/2024 (Callable 05/15/2023)	4,805,508	4,832,949
Mercedes-Benz Master Owner Trust,
Series 2019-BA, Class A,
2.610%, 05/15/2024(2)	101,610,000	102,436,577
MMAF Equipment Finance LLC,
Series 2020-A, Class A2,
0.740%, 04/09/2024(2)	7,138,542	7,139,700
NextGear Floorplan Master Owner Trust:
Series 2019-1A, Class A2,
3.210%, 02/15/2024(2)	63,228,000	63,440,364
Series 2019-2A, Class A2,
2.070%, 10/15/2024(2)	25,617,000	25,895,736
Nissan Auto Lease Trust,
Series 2020-B, Class A2,
0.340%, 12/15/2022	4,024,684	4,025,068
Nissan Auto Receivables Owner Trust:
Series 2018-C, Class A3, 3.220%,
06/15/2023 (Callable 01/15/2023)	3,130,986	3,145,827
Series 2019-A, Class A3, 2.900%,
10/16/2023 (Callable 01/15/2023)	7,687,890	7,742,246
PFS Financing Corp.:
Series 2019-A, Class A2,
2.860%, 04/15/2024(2)	21,310,000	21,451,811
Series 2020-B, Class A,
1.210%, 06/15/2024(2)	2,215,000	2,222,151
Series 2020-F, Class A,
0.930%, 08/15/2024(2)	62,857,000	63,003,501
Series 2019-C, Class A,
2.230%, 10/15/2024(2)	14,323,000	14,477,412
Santander Bank NA,
Series 2021-1A, Class B, 1.833%,
12/15/2031 (Callable 06/15/2025)(2)	24,000,000	23,971,850
Santander Consumer Auto
Receivables Trust,
Series 2020-AA, Class A, 1.370%,
10/15/2024 (Callable 09/15/2023)(2)	11,692,895	11,727,154
Santander Retail Auto Lease Trust,
Series 2021-A, Class A2,
0.320%, 02/20/2024(2)	47,151,606	47,033,109
SoFi Consumer Loan Program LLC,
Series 2018-1, Class B, 3.650%,
02/25/2027 (Callable 06/25/2022)(2)	3,030,421	3,048,074
Synchrony Card Funding LLC:
Series 2019-A1, Class A,
2.950%, 03/15/2025	19,759,000	19,864,333
Series 2019-A2, Class A,
2.340%, 06/15/2025	11,598,000	11,700,814
Towd Point Mortgage Trust:
Series 2019-MH1, Class A1, 3.000%,
11/25/2058 (Callable 10/25/2024)(2)(4)	1,957,667	1,980,185
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 08/25/2022)(2)(4)	18,828,958	18,836,674
Verizon Owner Trust:
Series 2018-A, Class A1A, 3.230%,
04/20/2023 (Callable 01/20/2022)	108,907	109,079
Series 2019-A, Class A1A, 2.930%,
09/20/2023 (Callable 07/20/2022)	8,985,133	9,034,345
Wheels SPV 2 LLC:
Series 2019-1A, Class A2, 2.300%,
05/22/2028 (Callable 11/20/2022)(2)	2,464,025	2,472,177
Series 2019-1A, Class A3, 2.350%,
05/22/2028 (Callable 11/20/2022)(2)	31,654,000	32,019,835
Series 2020-1A, Class A2, 0.510%,
08/20/2029 (Callable 03/20/2024)(2)	15,461,490	15,444,998
World Financial Network
Credit Card Master Trust,
Series 2019-A, Class A,
3.140%, 12/15/2025	12,525,000	12,566,467
World Omni Auto Receivables Trust:
Series 2018-A, Class A3, 2.500%,
04/17/2023 (Callable 03/15/2022)	474,970	475,377
Series 2020-C, Class A2,
0.350%, 12/15/2023	3,924,650	3,925,144
Series 2019-C, Class A3, 1.960%,
12/15/2024 (Callable 04/15/2023)	12,752,597	12,841,841
World Omni Select Auto Trust,
Series 2020-A, Class A2, 0.470%,
06/17/2024 (Callable 06/15/2023)	1,255,416	1,255,695
Total Asset Backed Securities
(Cost $1,290,015,822)		1,285,873,716	18.2%
Total Long-Term Investments
(Cost $6,695,087,593)		6,684,177,426	94.8%
Short-Term Investments
Commercial Paper
Baptist Memorial Health,
0.55%, 01/13/2022	25,726,000	25,725,903
Catholic Health Initiatives,
0.41%(6), 02/02/2022	20,000,000	19,992,392
Catholic Health Initiatives,
0.47%(6), 02/22/2022	3,000,000	2,997,924
Catholic Health Initiatives,
0.50%(6), 03/02/2022	18,000,000	17,984,659
Enel Finance America LLC,
0.59%(6), 09/06/2022	19,125,000	19,047,483

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2021

Short-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
HSBC USA, Inc.,
0.10%(6), 01/06/2022(2)	$18,500,000	$18,499,691
HSBC USA, Inc.,
0.34%(6), 04/01/2022	22,050,000	22,030,993
NatWest Markets PLC,
0.16%(6), 01/04/2022(1)(2)	25,000,000	24,999,567
NatWest Markets PLC,
0.36%(6), 03/29/2022(1)	10,000,000	9,991,298
NatWest Markets PLC,
0.37%(6), 04/22/2022(1)	3,550,000	3,545,947
Viatris, Inc., 0.42%(6), 01/20/2022	2,000,000	1,999,533
Total Commercial Paper
(Cost $166,842,148)		166,815,390	2.4%
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.03%(5)	108,327,972	$108,327,972
Total Money Market Mutual Fund
(Cost $108,327,972)		108,327,972	1.5%
Total Short-Term Investments
(Cost $275,170,120)		275,143,362	3.9%
Total Investments
(Cost $6,970,257,713)		6,959,320,788	98.7%
Other Assets in Excess of Liabilities		94,362,566	1.3%
TOTAL NET ASSETS		$7,053,683,354	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
FHA – Federal Housing Administration
ST AID – State Aid Intercept/Withholding
CMT – Constant Maturity Treasury
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2021, the value of these securities totaled $1,915,658,404, which represented 27.16% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2021.
(5)	Seven-day yield.
(6)	Effective yield as of December 31, 2021.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,663,583,851	$—	$1,663,583,851
Corporate Bonds	—	3,375,084,813	—	3,375,084,813
Municipal Bonds	—	240,884,836	—	240,884,836
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	105,314,250	—	105,314,250
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	13,435,960	—	13,435,960
Asset Backed Securities	—	1,285,873,716	—	1,285,873,716
Total Long-Term Investments	—	6,684,177,426	—	6,684,177,426
Short-Term Investment
Commercial Paper	—	166,815,390	—	166,815,390
Money Market Mutual Fund	108,327,972	—	—	108,327,972
Total Short-Term Investment	108,327,972	166,815,390	—	275,143,362
Total Investments	$108,327,972	$6,850,992,816	$—	$6,959,320,788
Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2021 (Unaudited)

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

The Treasury curve shifted higher in 2021 on what will likely be the strongest pace of economic growth and inflation since the 1980s. The benchmark 10 year Treasury rose from 0.92% at the beginning of 2021 to the high mark for the year of 1.74% on March 31st, before falling to end the year at 1.51%. Intermediate yields rose the most in both the fourth quarter and the full year as 5 year yields rose 30 basis points and 91 basis points, respectively. Shifts along the Treasury curve reflected both the changing investor sentiment to stubbornly high inflation and the Fed’s response, including a decision in the fourth quarter to taper monthly asset purchases and signal the likelihood of multiple rate hikes in 2022. While a massive rollout of vaccines to begin 2021 offered hope of a return to normalcy, the Delta and Omicron variants of the Covid-19 virus surfaced and disrupted those plans. Not foreseen by the policymakers’ response to the challenges, which included unprecedented fiscal and monetary support, were the disruptions in the supply of labor and goods that created upward pressure on wages and consumer prices. Despite strong economic growth and surging inflation, a record amount of money ($583 billion) flowed into fixed income funds and ETFs in 2021, exceeding the previous record of 2019 ($459 billion). After grinding tighter through most of the year, Investment Grade credit spreads widened modestly in the fourth quarter as the Fed signaled a greater sense of urgency in reversing their highly accommodative policy to bring inflation under control. Still, spreads ended moderately tighter for the year across most market sectors.

During 2021, the Institutional Share Class of the Fund (BSBIX) posted a net return of -0.42% vs. a -0.47% return for the Bloomberg 1-3 Year U.S. Government/Credit Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Investment Grade Credit – Overweight to BBB-credit and sub-sector and security selection decisions
•	Securitized Sectors – Exposure to Asset-Backed Securities (ABS), Non-Agency Residential Mortgage-Backed Securities (RMBS), and Non-Agency Commercial Mortgage-Backed Securities (CMBS)

Negative contributors to the Fund’s relative performance during the year include:

•	Yield Curve Positioning – Underweight to 1-2 year maturities and overweight to 3-4 year maturities as the 2-5 year portion of the yield curve steepened approximately 30 basis points

We expect economic growth to moderate in 2022 to the 3-4% range, still above its long-term 2% trend. Supply bottlenecks should ease as demand for goods, which was pulled forward in early 2021 as both the vaccines and unprecedented stimulus were deployed, softens and demand for services rises. Normalization of supply and demand should validate recent inflation trends to be more one-time in nature (created by the stop/start of the pandemic) rather than long-term secular trends. Monetary and fiscal support are likely to transition from tailwinds to modest headwinds, moderating growth. We expect the Fed to complete its accelerated tapering by March and likely begin a series of quarterly rate hikes. Historically, there has been a pause between the two policy actions, but if inflation stays stubbornly high, the Fed may choose to shorten the “pause.” On the fiscal side, even if a version of the Build Back Better plan is passed, year-over-year fiscal stimulus will decline from the significant pandemic relief in 2021. We continue to see select opportunities in Investment Grade Corporates, although current spreads remain relatively tight. We believe an underweight to Agency Residential Mortgage-Backed Securities (RMBS) is appropriate given historically tight valuations and the sector’s susceptibility to weakness as the Fed tapers purchases and net supply to the private market increases. We will continue to look to optimize Fund exposure along the yield curve, capturing the roll-down benefits along its steeper segments.

The Fund remains duration neutral and at current valuations (spreads) we continue to be selective but are maintaining an overweight to Investment Grade Corporate Credit, particularly Financials. We are also maintaining the Fund’s allocation in the securitized sectors (Mortgage-Backed Securities / Asset-Backed Securities) at the top of the capital structure given attractive relative valuations and the continued broad sector diversification benefit they provide to the overall portfolio.

Baird Short-Term Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$10,738,863,323

	SEC 30-Day Yield(3)
	Institutional Class	0.91%
	Investor Class	0.66%

	Average Effective Duration	1.92 years

	Average Effective Maturity	2.02 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	67%

	Number of Holdings	524
Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(5)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming	Growth of a hypothetical investment of $10,000 made on 9/9/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2021	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	-0.42%	2.28%	2.15%	2.69%	N/A
Investor Class Shares	-0.57%	2.03%	N/A	N/A	1.70%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index(1)	-0.47%	1.85%	1.39%	2.29%	1.38%

(1)
The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 05/15/2023	$716,400,000	$728,237,393
2.750%, 11/15/2023	935,525,000	970,972,622
0.375%, 07/15/2024	1,481,975,000	1,463,971,316
0.250%, 05/31/2025	714,300,000	695,047,386
Total U.S. Treasury Securities
(Cost $3,886,011,607)		3,858,228,717	35.9%
Other Government Related Securities
Harvest Operations Corp.,
1.000%, 04/26/2024
(Callable 04/26/2022)(1)(2)	25,000,000	24,838,750
NBN Co. Ltd.,
0.875%, 10/08/2024
(Callable 09/08/2024)(1)(2)	36,000,000	35,497,800
Total Other Government Related Securities
(Cost $60,852,310)		60,336,550	0.6%
Corporate Bonds
Industrials
7-Eleven, Inc.,
0.800%, 02/10/2024
(Callable 02/10/2022)(1)(2)	20,000,000	19,774,930
AbbVie, Inc.:
3.450%, 03/15/2022
(Callable 01/18/2022)	6,975,000	6,981,381
3.850%, 06/15/2024
(Callable 03/15/2024)	13,187,000	13,961,795
Agilent Technologies, Inc.,
3.875%, 07/15/2023
(Callable 04/15/2023)	7,500,000	7,774,203
Aker BP ASA,
3.000%, 01/15/2025
(Callable 12/15/2024)(1)(2)	8,950,000	9,278,586
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024
(Callable 08/01/2024)	20,250,000	21,061,945
AmerisourceBergen Corp.,
0.737%, 03/15/2023
(Callable 03/15/2022)	15,250,000	15,211,217
Anglo American Capital PLC:
4.125%, 09/27/2022(1)(2)	2,775,000	2,840,616
5.375%, 04/01/2025
(Callable 03/01/2025)(1)(2)	7,020,000	7,760,035
4.875%, 05/14/2025(1)(2)	956,000	1,042,348
ANR Pipeline Co.,
7.375%, 02/15/2024(1)	13,000,000	14,567,759
ArcelorMittal,
6.125%, 06/01/2025(1)	1,413,000	1,599,986
AT&T, Inc.,
0.900%, 03/25/2024
(Callable 03/25/2022)	26,000,000	25,887,134
Bayer US Finance II LLC:
2.200%, 07/15/2022
(Callable 04/15/2022)(1)(2)	2,250,000	2,256,807
5.500%, 08/15/2025(1)(2)	4,000,000	4,420,939
Beam Suntory, Inc.,
3.250%, 05/15/2022
(Callable 02/15/2022)(1)	10,875,000	10,906,784
Becton Dickinson and Co.,
3.363%, 06/06/2024
(Callable 04/06/2024)	3,118,000	3,264,957
Bell Canada, Inc.,
0.750%, 03/17/2024(1)	40,325,000	39,916,280
Berry Global, Inc.,
0.950%, 02/15/2024
(Callable 01/15/2024)	20,000,000	19,820,000
BMW US Capital LLC,
0.800%, 04/01/2024(1)(2)	18,100,000	17,982,592
Boardwalk Pipelines LP,
4.950%, 12/15/2024
(Callable 09/15/2024)	34,694,000	37,604,839
Boeing Co.:
1.950%, 02/01/2024	10,000,000	10,115,133
1.433%, 02/04/2024
(Callable 02/04/2022)	35,325,000	35,276,877
BorgWarner, Inc.,
5.000%, 10/01/2025(2)	9,946,000	11,126,038
Brambles USA, Inc.,
4.125%, 10/23/2025
(Callable 07/25/2025)(1)(2)	22,469,000	24,308,728
Broadcom, Inc.:
3.625%, 01/15/2024
(Callable 11/15/2023)	11,225,000	11,741,544
4.700%, 04/15/2025
(Callable 03/15/2025)	29,575,000	32,348,065
3.150%, 11/15/2025
(Callable 10/15/2025)	5,000,000	5,237,193
Brunswick Corp.,
0.850%, 08/18/2024
(Callable 08/18/2022)	10,000,000	9,859,126
Bunge Limited Finance Corp.,
1.630%, 08/17/2025
(Callable 07/17/2025)	5,006,000	4,990,235
Canadian Natural Resources Ltd.,
2.950%, 01/15/2023
(Callable 12/15/2022)(1)	6,500,000	6,624,156
Carlisle Companies, Inc.,
3.750%, 11/15/2022
(Callable 08/15/2022)	2,230,000	2,270,879
CDW LLC / CDW Finance Corp.,
5.500%, 12/01/2024
(Callable 06/01/2024)	2,958,000	3,241,347
Celanese US Holdings LLC:
4.625%, 11/15/2022	3,395,000	3,504,268
3.500%, 05/08/2024
(Callable 04/08/2024)	4,450,000	4,648,693
Charter Communications Operating LLC,
4.464%, 07/23/2022
(Callable 05/23/2022)	22,835,000	23,172,018
Cheniere Corpus Christi Holdings LLC:
7.000%, 06/30/2024
(Callable 01/01/2024)	18,650,000	20,634,224
5.875%, 03/31/2025
(Callable 10/02/2024)	6,595,000	7,311,697
Chevron Phillips Chemical Co. LLC /
Chevron Phillips Chemical Co. LP,
3.300%, 05/01/2023
(Callable 04/01/2023)(2)	1,930,000	1,987,637
Choice Hotels International, Inc.,
5.750%, 07/01/2022	4,495,000	4,585,349
Cigna Corp.,
3.750%, 07/15/2023
(Callable 06/15/2023)	1,414,000	1,470,562
CNH Industrial Capital LLC:
4.375%, 04/05/2022(1)	4,102,000	4,138,580
4.200%, 01/15/2024(1)	13,300,000	14,039,764
CNH Industrial NV,
4.500%, 08/15/2023(1)	15,515,000	16,299,229

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Coca-Cola Europacific Partners PLC,
0.800%, 05/03/2024(1)(2)	$5,050,000	$4,967,410
CommonSpirit Health:
2.950%, 11/01/2022	6,349,000	6,468,019
4.200%, 08/01/2023	4,210,000	4,402,850
Constellation Brands, Inc.,
3.200%, 02/15/2023
(Callable 01/15/2023)	9,650,000	9,858,254
CVS Pass-Through Trust:
5.880%, 01/10/2028	5,877,016	6,650,379
6.036%, 12/10/2028	12,188,421	13,897,704
Daimler Finance North America LLC:
3.400%, 02/22/2022(1)(2)	13,000,000	13,052,981
3.350%, 02/22/2023(1)(2)	1,619,000	1,664,040
1.750%, 03/10/2023(1)(2)	7,000,000	7,070,490
0.750%, 03/01/2024(1)(2)	16,250,000	16,101,373
1.625%, 12/13/2024(1)(2)	25,000,000	25,193,614
Dell International LLC / EMC Corp.:
5.450%, 06/15/2023
(Callable 04/15/2023)	5,282,000	5,572,377
4.000%, 07/15/2024
(Callable 06/15/2024)	15,643,000	16,601,906
Devon Energy Corp.,
5.250%, 09/15/2024	6,010,000	6,503,608
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023
(Callable 02/04/2023)	35,000,000	35,838,780
Element Fleet Management Corp.,
1.600%, 04/06/2024
(Callable 03/06/2024)(1)(2)	39,475,000	39,513,352
Embotelladora Andina SA,
5.000%, 10/01/2023(1)(2)	12,389,000	13,164,551
EMD Finance LLC,
2.950%, 03/19/2022
(Callable 01/19/2022)(1)(2)	12,400,000	12,411,597
Energy Transfer LP:
4.250%, 03/15/2023
(Callable 12/15/2022)	15,933,000	16,373,584
4.250%, 04/01/2024
(Callable 01/01/2024)	1,276,000	1,339,761
Energy Transfer Partners LP,
4.050%, 03/15/2025
(Callable 12/15/2024)	16,781,000	17,782,729
Eni SpA,
4.000%, 09/12/2023(1)(2)	3,187,000	3,332,937
Equifax, Inc.,
3.950%, 06/15/2023
(Callable 05/15/2023)	12,294,000	12,777,613
Fiserv, Inc.,
3.500%, 10/01/2022
(Callable 07/01/2022)	6,350,000	6,448,984
Flex Ltd.:
5.000%, 02/15/2023	2,350,000	2,451,262
4.750%, 06/15/2025
(Callable 03/15/2025)	18,999,000	20,676,045
FMC Corp.,
4.100%, 02/01/2024
(Callable 11/01/2023)	2,425,000	2,542,406
Ford Motor Credit Co. LLC:
2.979%, 08/03/2022
(Callable 07/03/2022)	15,000,000	15,076,050
3.087%, 01/09/2023	12,000,000	12,202,860
Fortune Brands Home & Security, Inc.,
4.000%, 09/21/2023
(Callable 08/21/2023)	3,805,000	3,986,657
Fox Corp.,
3.666%, 01/25/2022	5,000,000	5,009,867
Fresenius Medical Care
US Finance II, Inc.:
5.875%, 01/31/2022(1)(2)	2,947,000	2,957,450
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	18,720,000	20,176,406
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023
(Callable 10/17/2022)(1)(2)	3,328,000	3,419,588
General Motors Financial Co., Inc.:
3.550%, 07/08/2022	5,000,000	5,072,613
1.700%, 08/18/2023	12,000,000	12,115,279
5.100%, 01/17/2024
(Callable 12/17/2023)	2,925,000	3,136,777
2.750%, 06/20/2025
(Callable 05/20/2025)	7,302,000	7,537,964
Genpact Luxembourg Sarl:
3.700%, 04/01/2022
(Callable 03/01/2022)	5,511,000	5,537,747
3.375%, 12/01/2024
(Callable 11/01/2024)	1,184,000	1,246,931
Gilead Sciences, Inc.,
0.750%, 09/29/2023
(Callable 01/11/2022)	15,195,000	15,132,606
Glencore Finance (Canada) Ltd.,
4.250%, 10/25/2022(1)(2)	7,555,000	7,753,696
Glencore Funding LLC:
4.125%, 05/30/2023(1)(2)	7,121,000	7,405,270
4.625%, 04/29/2024(1)(2)	7,500,000	8,010,981
4.000%, 04/16/2025(1)(2)	9,043,000	9,643,184
1.625%, 09/01/2025
(Callable 08/01/2025)(1)(2)	20,000,000	19,803,727
Global Payments, Inc.:
3.750%, 06/01/2023
(Callable 03/01/2023)	4,550,000	4,689,194
1.500%, 11/15/2024
(Callable 10/15/2024)	10,000,000	10,003,589
2.650%, 02/15/2025
(Callable 01/15/2025)	40,361,000	41,493,990
Graphic Packaging International LLC,
0.821%, 04/15/2024
(Callable 03/15/2024)(2)	10,000,000	9,842,823
Gray Oak Pipeline LLC,
2.000%, 09/15/2023(2)	7,000,000	7,075,587
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	4,692,000	4,701,759
3.875%, 06/27/2024(1)(2)	43,581,000	45,972,407
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022
(Callable 03/17/2022)	3,000,000	3,019,953
HCA, Inc.:
4.750%, 05/01/2023	20,093,000	21,046,512
5.000%, 03/15/2024	14,570,000	15,669,452
5.375%, 02/01/2025	10,000,000	10,990,000
Hewlett Packard Enterprise Co.:
2.250%, 04/01/2023
(Callable 03/01/2023)	23,000,000	23,351,044
4.450%, 10/02/2023
(Callable 09/02/2023)	22,909,000	24,175,987
Huntington Ingalls Industries, Inc.,
3.844%, 05/01/2025
(Callable 04/01/2025)	48,626,000	51,446,151

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hutchison Whampoa International Ltd.,
4.625%, 01/13/2022(1)(2)	$8,200,000	$8,207,855
Hyatt Hotels Corp.,
1.800%, 10/01/2024
(Callable 10/01/2022)	15,000,000	15,002,501
Hyundai Capital America:
3.950%, 02/01/2022(1)(2)	5,024,000	5,035,871
3.000%, 06/20/2022(1)(2)	5,000,000	5,051,421
2.850%, 11/01/2022(1)(2)	6,000,000	6,103,623
0.800%, 04/03/2023(1)(2)	15,000,000	14,932,728
1.250%, 09/18/2023(1)(2)	15,000,000	14,989,102
5.875%, 04/07/2025
(Callable 03/07/2025)(1)(2)	4,815,000	5,389,319
IHS Markit Ltd.,
5.000%, 11/01/2022
(Callable 08/01/2022)(2)	9,613,000	9,886,971
Illumina, Inc.,
0.550%, 03/23/2023	12,600,000	12,536,355
Infor, Inc.,
1.450%, 07/15/2023
(Callable 06/15/2023)(2)	28,072,000	28,159,761
International Flavors & Fragrances, Inc.,
1.230%, 10/01/2025
(Callable 09/01/2025)(2)	22,000,000	21,524,380
Inversiones CMPC SA,
4.375%, 05/15/2023
(Callable 02/15/2023)(1)(2)	2,325,000	2,399,865
Johnson Controls International PLC,
3.625%, 07/02/2024
(Callable 04/02/2024)(7)	1,651,000	1,738,664
Kerry Group Financial
Services Unlimited Co.,
3.200%, 04/09/2023
(Callable 01/09/2023)(1)(2)	36,325,000	37,086,001
Kimberly-Clark de Mexico SAB de CV,
3.250%, 03/12/2025(1)(2)	5,000,000	5,225,550
Kinder Morgan, Inc.,
5.625%, 11/15/2023
(Callable 08/15/2023)(2)	9,060,000	9,682,797
Kinross Gold Corp.,
5.950%, 03/15/2024
(Callable 12/15/2023)(1)	15,680,000	17,012,810
Leggett & Platt, Inc.,
3.400%, 08/15/2022
(Callable 05/15/2022)	10,000,000	10,104,348
Leidos, Inc.:
2.950%, 05/15/2023
(Callable 04/15/2023)	27,875,000	28,541,215
3.625%, 05/15/2025
(Callable 04/15/2025)	6,675,000	7,088,316
Lennar Corp.:
4.875%, 12/15/2023
(Callable 09/15/2023)	21,250,000	22,528,357
4.500%, 04/30/2024
(Callable 01/31/2024)	15,892,000	16,882,072
5.875%, 11/15/2024
(Callable 05/15/2024)	11,260,000	12,397,260
Lennox International, Inc.:
3.000%, 11/15/2023
(Callable 09/15/2023)	16,160,000	16,620,731
1.350%, 08/01/2025
(Callable 07/01/2025)	5,000,000	4,937,827
Marriott International, Inc.,
2.125%, 10/03/2022	10,000,000	10,087,608
Microchip Technology, Inc.:
2.670%, 09/01/2023	3,100,000	3,166,333
0.972%, 02/15/2024	48,775,000	48,354,132
Midwest Connector Capital Co. LLC,
3.625%, 04/01/2022
(Callable 03/01/2022)(2)	27,750,000	27,799,818
Mosaic Co.,
3.250%, 11/15/2022
(Callable 10/15/2022)	6,443,000	6,567,611
MPLX LP,
3.500%, 12/01/2022
(Callable 11/01/2022)	6,403,000	6,538,627
Mylan, Inc.,
3.125%, 01/15/2023(2)	32,660,000	33,340,801
National Fuel Gas Co.,
5.200%, 07/15/2025
(Callable 04/15/2025)	18,825,000	20,634,810
Newell Brands, Inc.,
3.850%, 04/01/2023
(Callable 02/01/2023)	33,713,000	34,724,390
Nissan Motor Acceptance Co. LLC,
1.125%, 09/16/2024(1)(2)	12,000,000	11,793,090
Nissan Motor Acceptance Corp.,
3.450%, 03/15/2023(1)(2)	1,585,000	1,626,491
Nissan Motor Co. Ltd.:
3.043%, 09/15/2023(1)(2)	10,000,000	10,261,888
3.522%, 09/17/2025
(Callable 08/17/2025)(1)(2)	5,291,000	5,548,399
Nutrien Ltd.:
3.150%, 10/01/2022
(Callable 07/01/2022)(1)	1,000,000	1,012,364
1.900%, 05/13/2023(1)	19,400,000	19,649,459
NXP Semiconductors NV,
4.625%, 06/01/2023(1)(2)	19,023,000	19,909,866
Occidental Petroleum Corp.,
2.700%, 02/15/2023
(Callable 11/15/2022)	10,000,000	10,125,000
Oracle Corp.,
2.950%, 05/15/2025
(Callable 02/15/2025)	1,285,000	1,334,709
Ovintiv Exploration, Inc.,
5.625%, 07/01/2024	20,000,000	22,019,800
Panasonic Corp.,
2.536%, 07/19/2022
(Callable 06/19/2022)(1)(2)	15,000,000	15,118,958
Penske Truck Leasing Co.:
4.250%, 01/17/2023(2)	10,000,000	10,337,545
2.700%, 03/14/2023
(Callable 02/14/2023)(2)	1,500,000	1,528,836
4.125%, 08/01/2023
(Callable 07/01/2023)(2)	1,350,000	1,408,670
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	8,000,000	8,589,444
Perrigo Co. PLC,
4.000%, 11/15/2023
(Callable 08/15/2023)	9,880,000	10,173,340
Perrigo Finance Unlimited Co.,
3.900%, 12/15/2024
(Callable 09/15/2024)	33,250,000	34,845,463
Phillips 66,
3.700%, 04/06/2023	9,800,000	10,131,589
Pioneer Natural Resources Co.,
0.750%, 01/15/2024
(Callable 01/15/2022)	13,500,000	13,319,100

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
POSCO:
2.375%, 01/17/2023(1)(2)	$35,000,000	$35,389,200
4.000%, 08/01/2023(1)(2)	5,000,000	5,208,800
Quanta Services, Inc.,
0.950%, 10/01/2024
(Callable 10/01/2022)	18,200,000	18,006,429
Reckitt Benckiser Treasury Services PLC,
2.375%, 06/24/2022
(Callable 05/24/2022)(1)(2)	15,000,000	15,112,322
Regency Energy Partners LP /
Regency Energy Finance Corp.:
5.000%, 10/01/2022
(Callable 07/01/2022)	1,430,000	1,458,428
4.500%, 11/01/2023
(Callable 08/01/2023)	13,121,000	13,745,795
Reliance Industries Ltd.:
5.400%, 02/14/2022(1)(2)	5,000,000	5,022,959
4.125%, 01/28/2025(1)(2)	8,778,000	9,375,679
Renesas Electronics Corp.,
1.543%, 11/26/2024
(Callable 10/26/2024)(1)(2)	30,000,000	29,794,564
Roper Technologies, Inc.,
3.125%, 11/15/2022
(Callable 08/15/2022)	10,000,000	10,147,614
Royalty Pharma PLC:
0.750%, 09/02/2023	15,000,000	14,907,043
1.200%, 09/02/2025
(Callable 08/02/2025)	1,000,000	979,362
RPM International, Inc.,
3.450%, 11/15/2022
(Callable 08/15/2022)	2,508,000	2,547,576
Ryder System, Inc.,
2.875%, 06/01/2022
(Callable 05/01/2022)	5,000,000	5,038,325
Sabine Pass Liquefaction LLC:
5.625%, 04/15/2023
(Callable 01/15/2023)	15,800,000	16,526,259
5.750%, 05/15/2024
(Callable 02/15/2024)	6,463,000	7,029,956
Seagate HDD Cayman:
4.750%, 06/01/2023	12,400,000	12,960,666
4.875%, 03/01/2024
(Callable 01/01/2024)	2,500,000	2,651,000
Shire Acquisitions
Investments Ireland DAC,
2.875%, 09/23/2023
(Callable 07/23/2023)(1)	2,145,000	2,206,296
SK Hynix, Inc.,
1.000%, 01/19/2024(1)(2)	37,010,000	36,590,177
Skyworks Solutions, Inc.,
0.900%, 06/01/2023
(Callable 06/01/2022)	5,000,000	4,974,683
Smiths Group PLC,
3.625%, 10/12/2022(1)(2)	17,604,000	17,973,679
Smurfit Kappa Treasury Funding DAC,
7.500%, 11/20/2025(1)	5,852,000	7,183,330
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	3,000,000	3,067,530
Solvay Finance America LLC,
4.450%, 12/03/2025
(Callable 09/03/2025)(1)(2)	32,111,000	35,005,917
Southern Copper Corp.,
3.875%, 04/23/2025(1)	15,534,000	16,582,545
Spirit AeroSystems, Inc.,
3.950%, 06/15/2023
(Callable 05/15/2023)	3,515,000	3,532,575
SSM Health Care Corp.,
3.688%, 06/01/2023
(Callable 03/01/2023)	16,500,000	16,982,258
Steel Dynamics, Inc.,
2.800%, 12/15/2024
(Callable 11/15/2024)	21,338,000	22,174,577
Suncor Energy, Inc.,
2.800%, 05/15/2023(1)	10,000,000	10,231,157
Suntory Holdings Ltd.,
2.550%, 06/28/2022
(Callable 05/28/2022)(1)(2)	25,600,000	25,791,678
SYNNEX Corp.,
1.250%, 08/09/2024
(Callable 08/09/2022)(2)	35,000,000	34,610,307
TC PipeLines LP,
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	31,166,000	33,455,390
Thermo Fisher Scientific, Inc.,
1.215%, 10/18/2024
(Callable 10/18/2022)	25,000,000	24,976,499
Timken Co.,
3.875%, 09/01/2024
(Callable 06/01/2024)	33,952,000	35,692,187
Toll Road Investors Partnership II LP,
0.000%, 02/15/2022
(Insured by MBIA)(1)(2)	26,200,000	26,121,446
Toyota Motor Credit Corp.,
2.900%, 03/30/2023(1)	8,175,000	8,402,027
Triton Container International Ltd.:
0.800%, 08/01/2023(1)(2)	30,000,000	29,707,084
1.150%, 06/07/2024
(Callable 05/07/2024)(1)(2)	22,930,000	22,607,355
VF Corp.,
2.050%, 04/23/2022	16,560,000	16,644,131
VMware, Inc.:
0.600%, 08/15/2023	5,050,000	5,015,080
1.000%, 08/15/2024
(Callable 08/15/2022)	15,000,000	14,858,271
Volkswagen Group of
America Finance LLC:
3.125%, 05/12/2023(1)(2)	7,000,000	7,196,787
0.875%, 11/22/2023(1)(2)	10,000,000	9,934,358
Wabtec Corp.,
4.400%, 03/15/2024
(Callable 02/15/2024)	20,900,000	22,109,545
Walgreens Boots Alliance, Inc.,
0.950%, 11/17/2023
(Callable 05/17/2022)	20,000,000	19,991,749
Westinghouse Air Brake
Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	25,524,000	26,574,993
Westlake Chemical Corp.,
0.875%, 08/15/2024
(Callable 08/15/2022)	6,000,000	5,910,256
Williams Companies, Inc.:
3.600%, 03/15/2022
(Callable 01/15/2022)	4,750,000	4,754,260
3.350%, 08/15/2022
(Callable 05/15/2022)	235,000	237,202

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Williams Companies, Inc.: (cont.)
3.700%, 01/15/2023
(Callable 10/15/2022)	$12,537,000	$12,814,086
4.300%, 03/04/2024
(Callable 12/04/2023)	19,450,000	20,528,335
3.900%, 01/15/2025
(Callable 10/15/2024)	14,364,000	15,268,713
Woodside Finance Ltd.,
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	39,550,000	41,575,816
Zimmer Holdings, Inc.,
3.150%, 04/01/2022
(Callable 02/01/2022)	2,690,000	2,695,384
Zoetis, Inc.,
3.250%, 02/01/2023
(Callable 11/01/2022)	13,085,000	13,334,465
Total Industrials
(Cost $2,907,533,549)		2,906,437,128	27.1%
Utilities
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023
(Callable 02/01/2023)(1)(2)	9,979,000	10,247,759
Black Hills Corp.,
1.037%, 08/23/2024
(Callable 02/23/2022)	35,275,000	34,841,506
Dominion Energy, Inc.,
2.450%, 01/15/2023(2)	30,000,000	30,498,728
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	40,833,000	42,856,298
Entergy Louisiana LLC,
0.950%, 10/01/2024
(Callable 10/01/2022)	33,550,000	33,187,917
ITC Holdings Corp.,
4.050%, 07/01/2023
(Callable 04/01/2023)(1)	8,000,000	8,284,685
Jersey Central Power & Light Co.,
4.700%, 04/01/2024
(Callable 01/01/2024)(2)	3,000,000	3,189,941
NextEra Energy Capital Holdings, Inc.,
0.650%, 03/01/2023	27,325,000	27,271,656
Orange Cogen Funding Corp.,
8.175%, 03/15/2022(2)	599,460	605,126
Puget Energy, Inc.,
3.650%, 05/15/2025
(Callable 02/15/2025)	13,944,000	14,740,699
Transelec SA:
4.625%, 07/26/2023(1)(2)	9,800,000	10,238,648
4.250%, 01/14/2025
(Callable 10/14/2024)(1)(2)	5,000,000	5,284,450
Total Utilities
(Cost $222,194,748)		221,247,413	2.1%
Financials
ABN AMRO Bank NV,
4.750%, 07/28/2025(1)(2)	8,188,000	8,915,478
AerCap Holdings NV:
3.300%, 01/23/2023
(Callable 12/23/2022)(1)	8,000,000	8,168,768
1.650%, 10/29/2024
(Callable 09/29/2024)(1)	23,675,000	23,637,293
4.450%, 10/01/2025
(Callable 08/01/2025)(1)	18,937,000	20,389,671
Aetna, Inc.,
2.800%, 06/15/2023
(Callable 04/15/2023)	2,000,000	2,049,381
AIB Group PLC:
4.750%, 10/12/2023(1)(2)	7,397,000	7,824,790
4.263%, 04/10/2025
(3 Month LIBOR USD + 1.874%)
(Callable 04/10/2024)(1)(2)(3)	38,531,000	40,580,971
Air Lease Corp.:
2.625%, 07/01/2022
(Callable 06/01/2022)	1,609,000	1,621,916
2.750%, 01/15/2023
(Callable 12/15/2022)	21,150,000	21,473,567
Ally Financial, Inc.:
4.625%, 05/19/2022	16,661,000	16,907,480
1.450%, 10/02/2023
(Callable 09/02/2023)	27,100,000	27,185,497
5.125%, 09/30/2024	5,000,000	5,464,222
Assurant, Inc.,
4.200%, 09/27/2023
(Callable 08/27/2023)	4,099,000	4,305,079
Australia & New Zealand
Banking Group Ltd.,
4.500%, 03/19/2024(1)(2)	18,269,000	19,451,609
Banco Bilbao Vizcaya Argentaria SA,
0.875%, 09/18/2023(1)	27,000,000	26,894,197
Banco Santander SA,
2.746%, 05/28/2025(1)	15,423,000	15,947,876
Bank of America Corp.:
2.816%, 07/21/2023
(3 Month LIBOR USD + 0.930%)
(Callable 07/21/2022)(3)	10,000,000	10,110,693
3.550%, 03/05/2024
(3 Month LIBOR USD + 0.780%)
(Callable 03/05/2023)(3)	5,000,000	5,148,979
3.864%, 07/23/2024
(3 Month LIBOR USD + 0.940%)
(Callable 07/23/2023)(3)	5,275,000	5,496,319
0.976%, 04/22/2025 (SOFR + 0.690%)
(Callable 04/22/2024)(3)	45,000,000	44,647,413
1.530%, 12/06/2025 (SOFR + 0.650%)
(Callable 12/06/2024)(3)	30,000,000	30,071,688
Bank of Ireland Group PLC,
4.500%, 11/25/2023(1)(2)	2,589,000	2,739,398
Banque Federative du Credit Mutuel SA,
2.125%, 11/21/2022(1)(2)	18,000,000	18,249,989
Barclays PLC:
4.610%, 02/15/2023
(3 Month LIBOR USD + 1.400%)
(Callable 02/15/2022)(1)(3)	7,000,000	7,029,989
3.650%, 03/16/2025(1)	8,400,000	8,872,113
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)	7,250,000	7,625,873
2.852%, 05/07/2026
(3 Month LIBOR USD + 2.714%)
(Callable 05/07/2025)(1)(3)	27,787,000	28,670,332
BBVA USA,
2.875%, 06/29/2022
(Callable 05/29/2022)	18,861,000	19,053,582
BNP Paribas SA:
3.500%, 03/01/2023(1)(2)	10,794,000	11,120,899
4.705%, 01/10/2025
(3 Month LIBOR USD + 2.235%)
(Callable 01/10/2024)(1)(2)(3)	11,390,000	12,127,809
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
BNP Paribas SA: (cont.)
4.375%, 09/28/2025(1)(2)	$2,500,000	$2,709,663
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)
(Callable 11/19/2024)(1)(2)(3)	26,502,000	27,280,429
BNZ International Funding Ltd.,
3.375%, 03/01/2023(1)(2)	15,305,000	15,758,200
BPCE SA:
5.700%, 10/22/2023(1)(2)	17,793,000	19,128,573
4.625%, 07/11/2024(1)(2)	5,294,000	5,659,548
5.150%, 07/21/2024(1)(2)	17,675,000	19,146,331
4.500%, 03/15/2025(1)(2)	3,970,000	4,279,472
Brown & Brown, Inc.,
4.200%, 09/15/2024
(Callable 06/15/2024)	1,000,000	1,066,808
Canadian Imperial Bank of Commerce,
2.606%, 07/22/2023
(3 Month LIBOR USD + 0.785%)
(Callable 07/22/2022)(1)(3)	36,050,000	36,423,226
Cantor Fitzgerald LP:
6.500%, 06/17/2022(2)	1,177,000	1,206,106
4.875%, 05/01/2024
(Callable 04/01/2024)(2)	9,600,000	10,253,952
Capital One NA,
3.375%, 02/15/2023	34,182,000	35,129,591
CIT Group, Inc.:
4.750%, 02/16/2024
(Callable 11/16/2023)	9,711,000	10,269,383
5.250%, 03/07/2025
(Callable 12/07/2024)	22,407,000	24,684,223
Citigroup, Inc.:
1.678%, 05/15/2024 (SOFR + 1.667%)
(Callable 05/15/2023)(3)	25,000,000	25,279,338
0.981%, 05/01/2025 (SOFR + 0.669%)
(Callable 05/01/2024)(3)	15,000,000	14,884,462
1.281%, 11/03/2025 (SOFR + 0.528%)
(Callable 11/03/2024)(3)	15,000,000	14,963,010
Citizens Bank NA,
3.250%, 02/14/2022
(Callable 01/14/2022)	3,000,000	3,002,447
Credit Agricole SA:
3.375%, 01/10/2022(1)(2)	19,895,000	19,903,391
3.750%, 04/24/2023(1)(2)	3,380,000	3,502,170
4.375%, 03/17/2025(1)(2)	20,341,000	21,842,570
Credit Suisse Group AG:
2.997%, 12/14/2023
(3 Month LIBOR USD + 1.200%)
(Callable 12/14/2022)(1)(2)(3)	29,400,000	29,875,730
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	12,000,000	12,256,406
2.193%, 06/05/2026 (SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	5,000,000	5,030,119
Credit Suisse Group
Funding Guernsey Ltd.,
3.800%, 09/15/2022(1)	4,650,000	4,750,325
CyrusOne LP / CyrusOne Finance Corp.,
2.900%, 11/15/2024
(Callable 10/15/2024)	11,549,000	11,920,993
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	9,750,000	9,822,846
Danske Bank A/S:
3.875%, 09/12/2023(1)(2)	8,500,000	8,841,554
1.171%, 12/08/2023
(1 Year CMT Rate + 1.030%)
(Callable 12/08/2022)(1)(2)(3)	26,375,000	26,370,411
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	15,000,000	14,784,790
DBS Group Holdings Ltd.,
2.850%, 04/16/2022(1)(2)	10,000,000	10,051,400
Deutsche Bank AG:
5.000%, 02/14/2022(1)	10,000,000	10,045,334
2.222%, 09/18/2024 (SOFR + 2.159%)
(Callable 09/18/2023)(1)(3)	17,000,000	17,220,454
1.447%, 04/01/2025 (SOFR + 1.131%)
(Callable 04/01/2024)(1)(3)	14,500,000	14,412,551
3.961%, 11/26/2025 (SOFR + 2.581%)
(Callable 11/26/2024)(1)(3)	12,200,000	12,885,426
Discover Bank:
3.350%, 02/06/2023
(Callable 01/06/2023)	7,964,000	8,154,998
4.200%, 08/08/2023	17,405,000	18,279,713
Discover Financial Services:
5.200%, 04/27/2022	10,443,000	10,593,515
3.750%, 03/04/2025
(Callable 12/04/2024)	13,305,000	14,080,999
F.N.B. Corporation,
2.200%, 02/24/2023
(Callable 01/24/2023)	19,492,000	19,655,547
Fifth Third Bancorp,
1.625%, 05/05/2023
(Callable 04/05/2023)	15,000,000	15,146,652
First Horizon National Corp.,
3.550%, 05/26/2023
(Callable 04/26/2023)	30,000,000	30,913,800
GATX Corp.,
4.350%, 02/15/2024
(Callable 01/15/2024)	2,650,000	2,812,868
Goldman Sachs Group, Inc.:
2.908%, 06/05/2023
(3 Month LIBOR USD + 1.053%)
(Callable 06/05/2022)(3)	8,280,000	8,349,164
2.905%, 07/24/2023
(3 Month LIBOR USD + 0.990%)
(Callable 07/24/2022)(3)	14,200,000	14,360,294
0.673%, 03/08/2024 (SOFR + 0.572%)
(Callable 03/08/2023)(3)	21,800,000	21,703,081
Health Care Service Corp. A
Mutual Legal Reserve Co.,
1.500%, 06/01/2025
(Callable 05/01/2025)(2)	6,465,000	6,453,193
HSBC Holdings PLC:
0.732%, 08/17/2024 (SOFR + 0.534%)
(Callable 08/17/2023)(1)(3)	15,000,000	14,868,651
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	28,200,000	29,597,327
0.976%, 05/24/2025 (SOFR + 0.708%)
(Callable 05/24/2024)(1)(3)	9,000,000	8,892,870
Invesco Finance PLC,
3.125%, 11/30/2022	9,377,000	9,589,906
Jackson Financial, Inc.,
1.125%, 11/22/2023(2)	15,000,000	14,973,985
JPMorgan Chase & Co.,
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	4,300,000	4,191,177
KeyBank NA,
3.180%, 05/22/2022	24,943,000	25,194,756

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	$45,018,000	$46,414,835
Liberty Mutual Group, Inc.,
4.950%, 05/01/2022(2)	3,000,000	3,034,017
Liberty Mutual Insurance Co.,
8.500%, 05/15/2025(2)	2,093,000	2,521,188
Lloyds Bank PLC:
3.000%, 01/11/2022(1)	10,000,000	10,005,263
1.326%, 06/15/2023
(1 Year CMT Rate + 1.100%)
(Callable 06/15/2022)(1)(3)	9,400,000	9,416,052
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)
(Callable 11/07/2022)(1)(3)	21,704,000	22,054,896
0.695%, 05/11/2024
(1 Year CMT Rate + 0.550%)
(Callable 05/11/2023)(1)(3)	9,400,000	9,363,488
Macquarie Bank Ltd.,
4.875%, 06/10/2025(1)(2)	2,000,000	2,181,886
Macquarie Group Ltd.:
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)
(Callable 11/28/2022)(1)(2)(3)	4,000,000	4,069,518
1.201%, 10/14/2025 (SOFR + 0.694%)
(Callable 10/14/2024)(1)(2)(3)	25,000,000	24,785,801
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023(2)	23,898,000	26,160,768
Mitsubishi UFJ Financial Group, Inc.:
2.623%, 07/18/2022(1)	10,000,000	10,113,832
0.848%, 09/15/2024
(1 Year CMT Rate + 0.680%)
(Callable 09/15/2023)(1)(3)	20,000,000	19,903,036
0.953%, 07/19/2025
(1 Year CMT Rate + 0.550%)
(Callable 07/19/2024)(1)(3)	23,200,000	22,920,017
Mitsubishi UFJ Lease & Finance Co. Ltd.:
3.406%, 02/28/2022
(Callable 01/31/2022)(1)(2)	5,200,000	5,209,204
2.652%, 09/19/2022
(Callable 08/19/2022)(1)(2)	3,000,000	3,033,035
Mizuho Financial Group, Inc.:
4.600%, 03/27/2024(1)(2)	32,170,000	34,182,672
1.241%, 07/10/2024
(3 Month LIBOR USD + 1.252%)
(Callable 07/10/2023)(1)(3)	14,700,000	14,736,895
Morgan Stanley:
0.731%, 04/05/2024 (SOFR + 0.616%)
(Callable 04/05/2023)(3)	7,100,000	7,078,527
3.737%, 04/24/2024
(3 Month LIBOR USD + 0.847%)
(Callable 04/24/2023)(3)	34,242,000	35,427,585
Nationwide Building Society:
2.000%, 01/27/2023(1)(2)	4,980,000	5,044,455
3.622%, 04/26/2023
(3 Month LIBOR USD + 1.181%)
(Callable 04/26/2022)(1)(2)(3)	18,635,000	18,786,952
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	9,670,000	9,960,789
New York Life Global Funding,
1.100%, 05/05/2023(2)	14,425,000	14,489,151
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	7,000,000	7,201,397
1.851%, 07/16/2025(1)	34,050,000	34,043,187
Nordea Bank AB:
4.250%, 09/21/2022(1)(2)	14,785,000	15,150,406
3.750%, 08/30/2023(1)(2)	3,725,000	3,889,837
Park Aerospace Holdings Ltd.,
4.500%, 03/15/2023
(Callable 02/15/2023)(1)(2)	7,746,000	7,994,409
People’s United Bank NA,
4.000%, 07/15/2024
(Callable 04/16/2024)	14,505,000	15,231,199
People’s United Financial, Inc.,
3.650%, 12/06/2022
(Callable 09/06/2022)	6,329,000	6,451,427
Principal Life Global Funding II,
0.750%, 04/12/2024(2)	6,500,000	6,454,177
Protective Life Global Funding:
0.502%, 04/12/2023(1)(2)	10,000,000	9,967,771
1.082%, 06/09/2023(1)(2)	15,900,000	15,936,740
Prudential Funding LLC,
6.750%, 09/15/2023(2)	41,192,000	44,849,551
Reliance Standard Life Global Funding II:
2.625%, 07/22/2022(1)(2)	13,625,000	13,787,015
2.150%, 01/21/2023(1)(2)	15,000,000	15,203,682
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%)
(Callable 05/15/2022)(1)(3)	13,000,000	13,113,890
3.875%, 09/12/2023(1)	8,187,000	8,537,835
4.519%, 06/25/2024
(3 Month LIBOR USD + 1.550%)
(Callable 06/25/2023)(1)(3)	9,734,000	10,184,734
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)	14,250,000	15,094,998
Santander Holdings USA, Inc.,
3.400%, 01/18/2023
(Callable 12/18/2022)(1)	7,114,000	7,271,151
Santander UK Group Holdings PLC:
3.571%, 01/10/2023
(Callable 01/10/2022)(1)	2,500,000	2,501,061
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)
(Callable 01/05/2023)(1)(3)	10,000,000	10,217,282
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	2,300,000	2,446,027
SMBC Aviation Capital Finance DAC,
4.125%, 07/15/2023
(Callable 06/15/2023)(1)(2)	1,960,000	2,042,127
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	14,511,000	15,447,817
3.875%, 03/28/2024(1)(2)	17,000,000	17,888,832
2.625%, 10/16/2024(1)(2)	14,000,000	14,385,201
Standard Chartered PLC:
1.319%, 10/14/2023
(1 Year CMT Rate + 1.170%)
(Callable 10/14/2022)(1)(2)(3)	2,525,000	2,527,182
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)
(Callable 03/15/2023)(1)(2)(3)	18,850,000	19,429,321
0.991%, 01/12/2025
(1 Year CMT Rate + 0.780%)
(Callable 01/12/2024)(1)(2)(3)	18,000,000	17,796,743
1.822%, 11/23/2025
(1 Year CMT Rate + 0.950%)
(Callable 11/23/2024)(1)(2)(3)	10,000,000	9,989,948

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Stifel Financial Corp.,
4.250%, 07/18/2024	$3,021,000	$3,217,480
Sumitomo Mitsui Financial Group, Inc.,
4.436%, 04/02/2024(1)(2)	14,085,000	14,945,561
Sumitomo Mitsui Trust Bank Ltd.,
0.850%, 03/25/2024(1)(2)	37,000,000	36,650,916
Synchrony Financial:
2.850%, 07/25/2022
(Callable 06/25/2022)	25,219,000	25,475,921
4.375%, 03/19/2024
(Callable 02/19/2024)	12,000,000	12,662,469
4.250%, 08/15/2024
(Callable 05/15/2024)	9,000,000	9,533,914
4.500%, 07/23/2025
(Callable 04/23/2025)	6,367,000	6,882,031
Synovus Bank,
2.289%, 02/10/2023 (SOFR + 0.945%)
(Callable 02/10/2022)(3)	7,000,000	7,005,452
UBS Group AG,
1.008%, 07/30/2024
(1 Year CMT Rate + 0.830%)
(Callable 07/30/2023)(1)(2)(3)	9,800,000	9,769,656
UBS Group Funding Switzerland AG:
2.859%, 08/15/2023
(3 Month LIBOR USD + 0.954%)
(Callable 08/15/2022)(1)(2)(3)	7,200,000	7,286,595
4.125%, 09/24/2025(1)(2)	9,454,000	10,211,690
USAA Capital Corp.,
1.500%, 05/01/2023(2)	6,000,000	6,059,665
Wells Fargo & Co.:
3.750%, 01/24/2024
(Callable 12/22/2023)	9,840,000	10,340,016
1.654%, 06/02/2024 (SOFR + 1.600%)
(Callable 06/02/2023)(3)	30,000,000	30,256,459
2.188%, 04/30/2026 (SOFR + 2.000%)
(Callable 04/30/2025)(3)	1,500,000	1,527,138
Willis North America, Inc.,
3.600%, 05/15/2024
(Callable 03/15/2024)	2,600,000	2,723,572
Zions Bancorp NA,
3.350%, 03/04/2022
(Callable 02/04/2022)	20,000,000	20,046,178
Total Financials
(Cost $2,182,192,624)		2,184,760,121	20.3%
Total Corporate Bonds
(Cost $5,311,920,921)		5,312,444,662	49.5%
Municipal Bonds
Alaska Industrial Development
& Export Authority,
0.000%, 03/01/2025 (Insured by NATL)	6,740,000	5,919,305
Arlington Higher Education Finance Corp.,
3.000%, 08/15/2044 (Callable
08/15/2024) (Mandatory Tender Date
08/15/2026) (PSF Guaranteed)(4)	28,340,000	29,663,948
Bloomington Redevelopment District,
2.400%, 08/01/2024	595,000	595,045
Brazos Higher Education Authority, Inc.,
2.427%, 04/01/2022 (GTD STD LNS)	1,320,000	1,325,318
Central Texas Turnpike System,
1.980%, 08/15/2042 (Mandatory Tender
Date 08/15/2022)(4)	8,280,000	8,333,380
Chicago Transit Authority:
1.708%, 12/01/2022	1,100,000	1,108,426
1.838%, 12/01/2023	1,000,000	1,011,327
City of Brockton MA,
5.410%, 08/01/2027 (Insured by AGM)	47,200,000	53,018,651
City of Houston TX,
1.054%, 07/01/2023	6,000,000	6,019,336
City of Johnson TN,
7.850%, 03/01/2024 (Insured by NATL)	3,865,000	4,090,634
City of Ontario CA:
2.071%, 06/01/2022	1,095,000	1,099,956
2.216%, 06/01/2023	1,300,000	1,315,333
City of Stockton CA,
5.365%, 09/01/2026 (Insured by AGM)	16,325,000	17,685,116
Colorado Bridge Enterprise,
0.923%, 12/31/2023
(Callable 06/30/2023)	50,175,000	50,010,165
County of Burleigh ND,
2.750%, 02/01/2022
(Callable 01/21/2022)	7,355,000	7,357,376
County of Riverside CA:
2.265%, 02/15/2022	5,000,000	5,010,534
2.363%, 02/15/2023	5,000,000	5,076,158
County of Saline AR,
3.550%, 06/01/2042
(Callable 06/01/2024)	480,000	492,393
Florida Development Finance Corp.:
1.795%, 04/01/2022	1,000,000	1,001,876
1.976%, 04/01/2023	1,255,000	1,261,731
Great Lakes Water Authority:
1.684%, 07/01/2022	250,000	251,576
1.879%, 07/01/2023	500,000	507,789
1.984%, 07/01/2024	500,000	509,928
Housing & Redevelopment
Authority of The City of St. Paul,
3.539%, 07/01/2023	5,000,000	5,196,123
Illinois Housing Development Authority,
4.000%, 02/01/2034
(Callable 08/01/2025)	2,820,000	2,920,769
Massachusetts Educational
Financing Authority:
1.073%, 07/01/2024	1,725,000	1,712,364
1.338%, 07/01/2025	5,000,000	4,952,051
2.000%, 07/01/2037
(Callable 07/01/2031)	1,000,000	999,486
New Hampshire Housing
Finance Authority,
4.000%, 07/01/2036
(Callable 07/10/2024)	1,945,000	1,978,701
New Jersey Economic
Development Authority:
2.609%, 06/15/2022	500,000	504,326
2.781%, 06/15/2023	2,085,000	2,133,611
6.310%, 07/01/2026 (Insured by AGC)	5,150,000	5,812,494
New Jersey Sports & Exposition Authority:
6.076%, 03/01/2023 (Insured by NATL)	955,000	974,714
5.976%, 03/01/2024 (Insured by NATL)	995,000	1,021,183
New Jersey Transportation
Trust Fund Authority,
2.384%, 06/15/2022	4,245,000	4,279,953
Niagara Area Development Corp.,
2.643%, 05/01/2022	1,000,000	1,005,952
Peralta Community College District,
0.000%, 08/05/2031 (Mandatory Tender
Date 08/05/2025) (Insured by NATL)(7)	27,850,000	26,143,800

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Philadelphia Authority for
Industrial Development:
0.000%, 04/15/2022
(Insured by AGM)	$6,022,000	$6,013,467
0.000%, 04/15/2023
(Insured by AMBAC)	7,250,000	7,152,311
3.964%, 04/15/2026	4,500,000	4,815,022
Port of Seattle WA,
2.430%, 05/01/2022	1,000,000	1,006,717
Rhode Island Housing &
Mortgage Finance Corp.,
3.000%, 10/01/2034
(Callable 10/01/2022)	705,000	712,158
State of Connecticut:
2.500%, 07/01/2022	3,000,000	3,029,885
2.000%, 07/01/2023	3,000,000	3,050,305
State Public School Building Authority,
2.615%, 04/01/2023
(Insured by ST AID)	2,500,000	2,551,350
Tennessee Housing Development Agency,
4.000%, 07/01/2040
(Callable 07/01/2029)	4,175,000	4,438,924
Tobacco Settlement Finance Authority,
0.947%, 06/01/2022	3,500,000	3,505,277
Total Municipal Bonds
(Cost $298,973,204)		298,576,244	2.8%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1,
0.777%, 10/25/2035 (1 Month
LIBOR USD + 0.675%)
(Callable 01/25/2022)(3)	3,833,770	3,831,849
Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%,
02/25/2022 (Callable 01/25/2022)	4,152	4,197
Series 2004-J2, Class 3A3, 5.500%,
04/25/2034 (Callable 01/25/2022)	47,597	48,578
Series 2005-73CB, Class 1A7, 5.500%,
01/25/2036 (Callable 01/25/2022)(6)	39,238	39,497
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2022)	436,080	302,075
Argent Securities Inc. Asset-Backed
Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.782%,
11/25/2035 (1 Month LIBOR USD +
0.680%) (Callable 01/25/2022)(3)	77,029	77,001
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 07/25/2022)(2)(4)	9,964,496	10,031,282
Series 2019-2, Class A1, 3.347%,
04/25/2049 (Callable 05/25/2022)(2)(4)	8,319,419	8,376,583
Series 2020-1, Class A1A, 1.662%,
03/25/2055 (Callable 05/25/2023)(2)	7,054,374	7,057,105
COLT Trust,
Series 2020-RPL1, Class A1, 1.390%,
01/25/2065 (Callable 09/25/2023)(2)(4)	21,636,812	21,320,237
CSMC Trust,
Series 2019-RPL1, Class A1A, 3.650%,
07/25/2058 (Callable 01/25/2031)(2)(4)	25,197,378	25,971,900
CWABS Asset-Backed Certificates Trust,
Series 2006-9, Class 1AF3, 5.859%,
08/25/2036 (Callable 01/25/2022)(4)	229,300	234,419
FirstKey Homes Trust,
Series 2020-SFR2, Class A,
1.266%, 10/19/2037(2)	34,014,965	33,164,809
GSAMP Trust,
Series 2006-HE7, Class A2D, 0.332%,
10/25/2036 (1 Month LIBOR USD +
0.230%) (Callable 04/25/2022)(3)	2,750,870	2,740,607
Home Partners of America Trust,
Series 2019-2, Class A, 2.703%,
10/19/2039 (Callable 10/17/2024)(2)	12,985,891	13,270,888
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 2.301%,
07/25/2035 (Callable 01/25/2022)(4)	200,451	208,541
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%,
10/01/2031 (Callable 01/25/2022)	36,583	18,689
Series 2003-5, Class 4A1, 5.500%,
07/25/2033 (Callable 01/25/2022)	1,484,914	1,547,459
Mill City Mortgage Loan Trust,
Series 2018-2, Class A1, 3.500%,
05/25/2058 (Callable 05/25/2027)(2)(4)	840,878	853,365
Morgan Stanley Capital I Trust,
Series 2005-HE5, Class M2, 0.747%,
09/25/2035 (1 Month LIBOR USD +
0.645%) (Callable 01/25/2022)(3)	2,422,502	2,421,168
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%,
06/25/2037 (Callable 12/25/2028)(7)	1,914,212	742,028
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 5.050%,
02/25/2034 (Callable 01/25/2022)(7)	14,833	14,803
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 1.967%,
10/25/2043 (Callable 01/25/2022)(4)	2,210,985	2,230,454
Towd Point Mortgage Trust:
Series 2016-5, Class A1, 2.500%,
10/25/2056 (Callable 05/25/2025)(2)(4)	9,093,803	9,167,023
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 04/25/2025)(2)(4)	7,510,664	7,575,415
Series 2017-5, Class A1, 0.702%,
02/26/2057 (1 Month LIBOR USD +
0.600%) (Callable 02/25/2024)(2)(3)	3,361,304	3,359,561
Series 2017-2, Class A1, 2.750%,
04/25/2057 (Callable 01/25/2024)(2)(4)	3,889,952	3,920,284
Series 2017-3, Class A1, 2.750%,
06/25/2057 (Callable 01/25/2024)(2)(4)	17,735,643	17,921,689
Series 2017-4, Class A1, 2.750%,
06/25/2057 (Callable 03/25/2026)(2)(4)	18,614,444	18,916,910
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 07/25/2025)(2)(4)	28,851,644	29,207,549
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 01/25/2025)(2)(4)	5,198,372	5,289,411
WaMu Mortgage Pass-Through
Certificates Trust,
Series 2004-AR3, Class A1, 2.596%,
06/25/2034 (Callable 01/25/2022)(4)	1,757,192	1,811,108
Total Residential
Mortgage-Backed Securities
(Cost $233,878,571)		231,676,484	2.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%,
04/10/2046 (Callable 03/10/2023)	$11,499,024	$11,729,497
Series 2014-GC19, Class AAB, 3.552%,
03/12/2047 (Callable 11/10/2023)	1,922,713	1,973,086
Series 2014-GC23, Class AAB, 3.337%,
07/12/2047 (Callable 05/10/2024)	7,245,511	7,455,786
COMM Mortgage Trust:
Series 2012-CR1, Class ASB, 3.053%,
05/17/2045 (Callable 01/15/2022)	484,115	484,018
Series 2012-CR2, Class A4, 3.147%,
08/17/2045 (Callable 07/15/2022)	7,890,000	7,911,037
Series 2013-LC6, Class ASB, 2.478%,
01/12/2046 (Callable 09/10/2022)	2,190,944	2,203,767
Series 2014-LC15, Class ASB,
3.528%, 04/12/2047	5,820,680	5,958,194
Series 2014-CR16, Class ASB, 3.653%,
04/12/2047 (Callable 01/10/2024)	5,226,231	5,354,862
Series 2015-LC19, Class A4, 3.183%,
02/10/2048 (Callable 01/10/2025)	10,882,530	11,366,967
Series 2015-LC21, Class A4, 3.708%,
07/10/2048 (Callable 05/10/2025)	12,060,955	12,823,953
Series 2013-CR11, Class A4, 4.258%,
08/12/2050 (Callable 09/10/2023)	5,130,000	5,371,817
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3, 2.773%,
11/10/2045 (Callable 11/10/2022)	23,068,275	23,361,316
J.P. Morgan Chase Commercial
Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%,
10/17/2045 (Callable 05/15/2022)	2,542,577	2,551,164
Series 2012-C8, Class A3, 2.829%,
10/17/2045 (Callable 08/15/2022)	10,018,546	10,098,549
Series 2013-LC11, Class A5, 2.960%,
04/15/2046 (Callable 04/15/2023)	12,580,000	12,786,660
JPMBB Commercial Mortgage
Securities Trust:
Series 2013-C14, Class ASB, 3.761%,
08/17/2046 (Callable 06/15/2023)(4)	6,478,409	6,640,493
Series 2013-C14, Class A4, 4.133%,
08/17/2046 (Callable 07/15/2023)(4)	8,009,058	8,240,968
Series 2014-C22, Class A4, 3.801%,
09/17/2047 (Callable 08/15/2024)	23,316,000	24,572,429
Series 2014-C25, Class A5, 3.672%,
11/18/2047 (Callable 10/15/2024)	9,543,000	10,070,916
Series 2015-C31, Class ASB, 3.540%,
08/17/2048 (Callable 05/15/2025)	6,937,799	7,192,545
Series 2015-C33, Class ASB, 3.562%,
12/17/2048 (Callable 08/15/2025)	3,270,675	3,410,251
Morgan Stanley Bank of America
Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.657%,
05/17/2046 (Callable 01/15/2023)	6,541,106	6,601,088
Series 2015-C25, Class ASB, 3.383%,
10/19/2048 (Callable 06/15/2025)	11,726,852	12,082,843
Series 2013-C8, Class ASB, 2.699%,
12/17/2048 (Callable 10/15/2022)	2,447,365	2,466,516
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class ASB, 3.477%,
08/17/2050 (Callable 03/15/2024)	7,360,774	7,550,121
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%,
03/17/2045 (Callable 01/15/2023)	4,947,330	5,015,239
Series 2013-C14, Class ASB, 2.977%,
06/15/2046 (Callable 05/15/2023)	6,489,120	6,579,385
Series 2013-C14, Class A4, 3.073%,
06/15/2046 (Callable 05/15/2023)	10,659,173	10,798,067
Series 2014-C23, Class ASB,
3.636%, 10/17/2057	659,832	681,512
Total Commercial
Mortgage-Backed Securities
(Cost $235,950,201)		233,333,046	2.2%
Asset Backed Securities
Affirm Asset Securitization Trust,
Series 2021-B, Class A, 1.030%,
08/15/2026 (Callable 08/15/2023)(2)	27,500,000	27,312,208
Bank of The West Auto Trust,
Series 2019-1, Class A3, 2.430%,
04/15/2024 (Callable 05/15/2023)(2)	5,435,537	5,468,512
Chase Auto Credit Linked Notes:
Series 2020-2, Class B, 0.840%,
02/25/2028 (Callable 04/25/2024)(2)	6,887,595	6,874,803
Series 2021-1, Class B, 0.875%,
09/25/2028 (Callable 06/25/2024)(2)	29,487,333	29,386,283
Series 2021-2, Class B, 0.889%,
12/25/2028 (Callable 08/25/2024)(2)	27,089,583	26,951,102
Series 2021-3, Class B, 0.760%,
02/25/2029 (Callable 01/25/2025)(2)	40,709,290	40,454,902
Chesapeake Funding II LLC,
Series 2020-1A, Class A1,
0.870%, 08/15/2032(2)	12,772,245	12,786,957
Discover Card Execution Note Trust,
Series 2019-A3, Class A,
1.890%, 10/15/2024	2,700,000	2,729,620
Donlen Fleet Lease Funding 2 LLC,
Series 2021-2, Class A2,
0.560%, 12/11/2034(2)	29,475,000	29,303,382
Ford Credit Floorplan Master Owner Trust,
Series 2019-3, Class A1,
2.230%, 09/15/2024	46,629,000	47,183,750
Genesis Sales Finance Master Trust,
Series 2021-AA, Class A, 1.200%,
12/20/2026 (Callable 03/20/2024)(2)	1,080,000	1,065,592
GM Financial Automobile Leasing Trust,
Series 2020-2, Class A3, 0.800%,
07/20/2023 (Callable 01/20/2023)	9,500,000	9,514,383
GMF Floorplan Owner Revolving Trust:
Series 2020-1, Class A,
0.680%, 08/15/2025(2)	8,900,000	8,859,471
Series 2019-2, Class A,
2.900%, 04/15/2026(2)	26,900,000	27,875,200
Mercedes-Benz Master Owner Trust,
Series 2019-BA, Class A,
2.610%, 05/15/2024(2)	20,775,000	20,944,000
Navient Private Education Refi Loan Trust:
Series 2021-A, Class A, 0.840%,
05/15/2069 (Callable 12/15/2027)(2)	12,345,765	12,190,966
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 06/15/2028)(2)	31,275,000	31,164,127
Navient Student Loan Trust,
Series 2019-BA, Class A2A, 3.390%,
12/15/2059 (Callable 03/15/2029)(2)	6,696,911	6,898,883
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nelnet Student Loan Trust:
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	$11,938,352	$11,730,488
Series 2021-BA, Class AFX, 1.420%,
04/20/2062 (Callable 07/20/2029)(2)	16,522,477	16,287,463
Series 2021-DA, Class AFX, 1.630%,
04/20/2062 (Callable 06/20/2031)(2)	16,517,489	16,410,051
PFS Financing Corp.:
Series 2019-A, Class A2,
2.860%, 04/15/2024(2)	7,675,000	7,726,075
Series 2020-A, Class A,
1.270%, 06/15/2025(2)	39,067,000	39,226,483
Series 2021-A, Class A,
0.710%, 04/15/2026(2)	12,500,000	12,323,891
Towd Point Mortgage Trust:
Series 2019-MH1, Class A1, 3.000%,
11/25/2058 (Callable 10/25/2024)(2)(4)	6,653,634	6,730,166
Series 2020-MH1, Class A1A, 2.184%,
02/25/2060 (Callable 08/25/2022)(2)(4)	14,365,106	14,353,731
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 08/25/2022)(2)(4)	18,636,599	18,644,236
Volkswagen Auto Lease Trust,
Series 2019-A, Class A3, 1.990%,
11/21/2022 (Callable 04/20/2022)	2,636,368	2,641,428
Volkswagen Auto Loan Enhanced Trust,
Series 2020-1, Class A3, 0.980%,
11/20/2024 (Callable 09/20/2023)	16,421,674	16,463,423
Total Asset Backed Securities
(Cost $512,209,013)		509,501,576	4.7%
Total Long-Term Investments
(Cost $10,539,795,827)		10,504,097,279	97.8%

Short-Term Investments
	Shares
Money Market Mutual Funds
Fidelity Institutional Money
Market Fund – Government Portfolio,
Institutional Class, 0.01%(5)	64,639,242	64,639,242
First American Government Obligations
Fund, Class U, 0.03%(5)	510,033,000	510,033,000
Total Short-Term Investments
(Cost $574,672,242)		574,672,242	5.4%
Total Investments
(Cost $11,114,468,069)		11,078,769,521	103.2%
Liabilities in Excess of Other Assets		(339,906,198)	(3.2)%
TOTAL NET ASSETS		$10,738,863,323	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
GTD STD LNS – Guaranteed Student Loans
MBIA – Municipal Bond Insurance Association
NATL – National Public Finance Guarantee Corp.
ST AID – State Aid Intercept/Withholding
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SOFR – Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2021, the value of these securities totaled $2,836,796,592, which represented 26.42% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2021.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$3,858,228,717	$—	$3,858,228,717
Other Government Related Securities	—	60,336,550	—	60,336,550
Corporate Bonds	—	5,312,444,662	—	5,312,444,662
Municipal Bonds	—	298,576,244	—	298,576,244
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	231,676,484	—	231,676,484
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	233,333,046	—	233,333,046
Asset Backed Securities	—	509,501,576	—	509,501,576
Total Long-Term Investments	—	10,504,097,279	—	10,504,097,279
Short-Term Investments
Money Market Mutual Funds	574,672,242	—	—	574,672,242
Total Short-Term Investments	574,672,242	—	—	574,672,242
Total Investments	$574,672,242	$10,504,097,279	$—	$11,078,769,521

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2021 (Unaudited)

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Intermediate U.S. Government/Credit Bond Index. The Bloomberg Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

The Treasury curve shifted higher in 2021 on what will likely be the strongest pace of economic growth and inflation since the 1980s. The benchmark 10 year Treasury rose from 0.92% at the beginning of 2021 to the high mark for the year of 1.74% on March 31st, before falling to end the year at 1.51%. Intermediate yields rose the most in both the fourth quarter and the full year as 5 year yields rose 30 basis points and 91 basis points, respectively. Shifts along the Treasury curve reflected both the changing investor sentiment to stubbornly high inflation and the Fed’s response, including a decision in  the fourth quarter to taper monthly asset purchases and signal the likelihood of multiple rate hikes in 2022. While a massive rollout of vaccines to begin 2021 offered hope of a return to normalcy, the Delta and Omicron variants of the Covid-19 virus surfaced and disrupted those plans. Not foreseen by the policymakers’ response to the challenges, which included unprecedented fiscal and monetary support, were the disruptions in the supply of labor and goods that created upward pressure on wages and consumer prices. Despite strong economic growth and surging inflation, a record amount of money ($583 billion) flowed into fixed income funds and ETFs in 2021, exceeding the previous record of 2019 ($459 billion). After grinding tighter through most of the year, Investment Grade credit spreads widened modestly in  the fourth quarter as the Fed signaled a greater sense of urgency in reversing their highly accommodative policy to bring inflation under control. Still, spreads ended moderately tighter for the year across most market sectors.

During 2021, the Institutional Share Class of the Fund (BIMIX) posted a net return of -1.41% vs. a -1.44% return for the Bloomberg Intermediate U.S. Government/Credit Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Investment Grade Credit – Overweight to BBB-credit and sub-sector and security selection decisions
•	Securitized Sectors – Exposure to Commercial Mortgage-Backed Securities (Agency & Non-Agency), Non-Agency Residential Mortgage-Backed Securities (RMBS), and Asset-Backed Securities (ABS)

We expect economic growth to moderate in 2022 to the 3-4% range, still above its long-term 2% trend. Supply bottlenecks should ease as demand for goods, which was pulled forward in early 2021 as both the vaccines and unprecedented stimulus were deployed, softens and demand for services rises. Normalization of supply and demand should validate recent inflation trends to be more one-time in nature (created by the stop/start of the pandemic) rather than long-term secular trends. Monetary and fiscal support are likely to transition from tailwinds to modest headwinds, moderating growth. We expect the Fed to complete its accelerated tapering by March and likely begin a series of quarterly rate hikes. Historically there has been a pause between the two policy actions, but if inflation stays stubbornly high, the Fed may choose to shorten the “pause.” On the fiscal side, even if a version of the Build Back Better plan is passed, year-over-year fiscal stimulus will decline from the significant pandemic relief in 2021. We continue to see select opportunities in Investment Grade Corporates, although current spreads remain relatively tight. We believe an underweight to Agency Residential Mortgage-Backed Securities (RMBS) is appropriate given historically tight valuations and the sector’s susceptibility to weakness as the Fed tapers purchases and net supply to the private market increases. We will continue to look to optimize Fund exposure along the yield curve, capturing the roll-down benefits along its steeper segments.

The Fund remains duration neutral and at current valuations (spreads) we continue to be selective but are maintaining a modest overweight to Investment Grade Corporate Credit, particularly Financials. We are also maintaining the Fund’s allocation in the securitized sectors (Mortgage-Backed Securities / Asset-Backed Securities) at the top of the capital structure given attractive relative valuations and the continued broad sector diversification benefit they provide to the overall portfolio.

Baird Intermediate Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$6,681,206,941

	SEC 30-Day Yield(3)
	Institutional Class	1.26%
	Investor Class	1.01%

	Average Effective Duration	4.13 years

	Average Effective Maturity	4.45 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	51%

	Number of Holdings	602

Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(5)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	-1.41%	3.21%	2.96%	4.58%
Investor Class Shares	-1.68%	2.97%	2.71%	4.32%
Bloomberg Intermediate U.S. Government/Credit Bond Index(2)	-1.44%	2.91%	2.38%	4.15%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2021.
(2)
The Bloomberg Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.500%, 05/15/2024	$354,100,000	$367,918,200
0.375%, 07/15/2024	511,000,000	504,792,147
2.250%, 11/15/2025	652,225,000	679,613,356
2.000%, 11/15/2026	35,300,000	36,538,258
2.250%, 11/15/2027	489,100,000	513,898,896
1.125%, 08/31/2028	633,725,000	621,991,189
0.625%, 08/15/2030	119,325,000	111,401,074
1.250%, 08/15/2031	169,775,000	166,193,809
Total U.S. Treasury Securities
(Cost $3,037,559,341)		3,002,346,929	44.9%
Other Government Related Securities
NBN Co. Ltd.,
2.625%, 05/05/2031
(Callable 02/05/2031)(1)(2)	7,000,000	7,033,053
Total Other Government Related Securities
(Cost $6,996,360)		7,033,053	0.1%
Corporate Bonds
Industrials
Adventist Health System,
2.952%, 03/01/2029
(Callable 12/01/2028)	250,000	261,535
Agilent Technologies, Inc.,
3.050%, 09/22/2026
(Callable 06/22/2026)	1,495,000	1,576,779
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	3,160,000	3,364,506
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024
(Callable 08/01/2024)	4,748,000	4,938,376
Anglo American Capital PLC:
2.250%, 03/17/2028
(Callable 01/17/2028)(1)(2)	6,500,000	6,388,450
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	300,000	294,480
Anheuser-Busch InBev Worldwide, Inc.:
3.650%, 02/01/2026
(Callable 11/01/2025)(1)	3,945,000	4,237,566
4.750%, 01/23/2029
(Callable 10/23/2028)(1)	985,000	1,147,410
AP Moller – Maersk A/S,
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	4,207,000	4,792,500
ArcelorMittal,
4.550%, 03/11/2026(1)	6,355,000	6,959,683
Ashtead Capital, Inc.:
1.500%, 08/12/2026
(Callable 07/12/2026)(1)(2)	10,075,000	9,895,877
4.000%, 05/01/2028
(Callable 05/01/2023)(1)(2)	4,536,000	4,742,260
AT&T, Inc.:
4.350%, 03/01/2029
(Callable 12/01/2028)	2,150,000	2,417,050
4.300%, 02/15/2030
(Callable 11/15/2029)	9,604,000	10,819,255
2.250%, 02/01/2032
(Callable 11/01/2031)	8,975,000	8,683,414
2.550%, 12/01/2033
(Callable 09/01/2033)	3,047,000	2,984,277
Bayer US Finance II LLC,
3.375%, 07/15/2024
(Callable 04/15/2024)(1)(2)	250,000	260,185
Becton Dickinson and Co.,
7.000%, 08/01/2027	9,275,000	11,671,502
Bemis Co., Inc.,
2.630%, 06/19/2030
(Callable 03/19/2030)	4,525,000	4,545,721
Biogen, Inc.,
3.625%, 09/15/2022	300,000	306,423
Boardwalk Pipelines LP:
5.950%, 06/01/2026
(Callable 03/01/2026)	11,420,000	13,088,612
4.800%, 05/03/2029
(Callable 02/03/2029)	1,750,000	1,961,504
3.400%, 02/15/2031
(Callable 11/15/2030)	225,000	232,496
Broadcom, Inc.:
3.150%, 11/15/2025
(Callable 10/15/2025)	10,000,000	10,474,385
5.000%, 04/15/2030
(Callable 01/15/2030)	8,000,000	9,322,440
2.450%, 02/15/2031
(Callable 11/15/2030)(2)	10,000,000	9,815,748
Bunge Limited Finance Corp.,
3.750%, 09/25/2027
(Callable 06/25/2027)	5,225,000	5,672,003
Burlington Northern Santa Fe LLC,
8.750%, 02/25/2022	250,000	252,786
Campbell Soup Co.,
3.950%, 03/15/2025
(Callable 01/15/2025)	8,000,000	8,556,762
Carrier Global Corp.,
2.242%, 02/15/2025
(Callable 01/15/2025)	13,275,000	13,598,588
CF Industries, Inc.,
4.500%, 12/01/2026(2)	5,950,000	6,635,892
CH Robinson Worldwide, Inc.,
4.200%, 04/15/2028
(Callable 01/15/2028)	12,600,000	14,203,996
Charter Communications Operating LLC:
4.464%, 07/23/2022
(Callable 05/23/2022)	10,548,000	10,703,676
4.908%, 07/23/2025
(Callable 04/23/2025)	1,502,000	1,652,960
3.750%, 02/15/2028
(Callable 11/15/2027)	5,830,000	6,250,129
4.200%, 03/15/2028
(Callable 12/15/2027)	2,070,000	2,267,422
2.250%, 01/15/2029
(Callable 11/15/2028)	1,775,000	1,733,402
5.050%, 03/30/2029
(Callable 12/30/2028)	3,000,000	3,437,239
Cheniere Corpus Christi Holdings LLC,
5.125%, 06/30/2027
(Callable 01/01/2027)	2,150,000	2,427,306
Cigna Corp.,
3.000%, 07/15/2023
(Callable 05/16/2023)	5,905,000	6,074,574
CK Hutchison International Ltd.:
3.250%, 04/11/2024
(Callable 03/11/2024)(1)(2)	10,000,000	10,410,000
2.500%, 04/15/2031
(Callable 01/15/2031)(1)(2)	5,000,000	5,060,799
CNH Industrial Capital LLC:
4.200%, 01/15/2024(1)	2,800,000	2,955,740
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	250,000	250,231

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CNH Industrial NV:
4.500%, 08/15/2023(1)	$5,000,000	$5,252,733
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	2,518,000	2,742,811
Coca-Cola Femsa SAB de CV,
2.750%, 01/22/2030
(Callable 10/22/2029)(1)	8,875,000	9,076,995
Columbia Pipeline Group, Inc.,
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	880,000	949,466
CommonSpirit Health,
2.760%, 10/01/2024
(Callable 07/01/2024)	250,000	257,885
Conagra Brands, Inc.:
4.600%, 11/01/2025
(Callable 09/01/2025)	250,000	274,992
8.250%, 09/15/2030	1,140,000	1,622,837
Constellation Brands, Inc.,
3.500%, 05/09/2027
(Callable 02/09/2027)	3,625,000	3,897,777
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	2,800,000	2,978,440
3.350%, 09/15/2026
(Callable 06/15/2026)(2)	2,227,000	2,364,814
CVS Health Corp.:
3.625%, 04/01/2027
(Callable 02/01/2027)	2,500,000	2,714,415
4.300%, 03/25/2028
(Callable 12/25/2027)	5,592,000	6,279,872
CVS Pass-Through Trust,
5.926%, 01/10/2034(2)	1,911,721	2,270,422
Daimler Finance North America LLC,
1.750%, 03/10/2023(1)(2)	11,000,000	11,110,771
Dell International LLC / EMC Corp.:
5.450%, 06/15/2023
(Callable 04/15/2023)	3,196,000	3,371,700
6.020%, 06/15/2026
(Callable 03/15/2026)	9,000,000	10,407,823
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	10,600,000	11,207,467
Diageo Capital PLC,
2.000%, 04/29/2030
(Callable 01/29/2030)(1)	3,275,000	3,243,805
Dow Chemical Co.,
4.550%, 11/30/2025
(Callable 09/30/2025)	165,000	181,024
DuPont de Nemours, Inc.,
4.493%, 11/15/2025
(Callable 09/15/2025)	4,450,000	4,919,265
DXC Technology Co.,
1.800%, 09/15/2026
(Callable 08/15/2026)	12,000,000	11,864,746
Ecolab, Inc.,
4.800%, 03/24/2030
(Callable 12/24/2029)	10,000,000	12,021,781
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023
(Callable 02/04/2023)	6,575,000	6,732,571
EI du Pont de Nemours and Co.,
1.700%, 07/15/2025
(Callable 06/15/2025)	10,000,000	10,076,079
Emerson Electric Co.,
1.950%, 10/15/2030
(Callable 07/15/2030)	12,600,000	12,441,292
Energy Transfer LP:
4.500%, 04/15/2024
(Callable 03/15/2024)	1,000,000	1,060,033
5.500%, 06/01/2027
(Callable 03/01/2027)	17,931,000	20,454,827
5.250%, 04/15/2029
(Callable 01/15/2029)	1,300,000	1,490,244
3.750%, 05/15/2030
(Callable 02/15/2030)	275,000	291,687
EnLink Midstream Partners LP,
4.400%, 04/01/2024
(Callable 01/01/2024)	10,000,000	10,450,000
Enterprise Products Operating LLC,
3.900%, 02/15/2024
(Callable 11/15/2023)	225,000	236,291
EQT Midstream Partners LP,
4.125%, 12/01/2026
(Callable 09/01/2026)	5,000,000	5,125,000
Equifax, Inc.,
2.600%, 12/01/2024
(Callable 11/01/2024)	5,000,000	5,169,599
Equinix, Inc.,
1.800%, 07/15/2027
(Callable 05/15/2027)	7,000,000	6,890,892
Express Scripts Holding Co.,
4.500%, 02/25/2026
(Callable 11/27/2025)	18,000,000	19,834,260
Exxon Mobil Corp.,
2.992%, 03/19/2025
(Callable 02/19/2025)	11,250,000	11,827,499
Ferguson Finance PLC,
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	5,930,000	6,684,127
Fidelity National Information Services, Inc.,
1.650%, 03/01/2028
(Callable 01/01/2028)	5,000,000	4,845,031
Fiserv, Inc.:
3.500%, 10/01/2022
(Callable 07/01/2022)	3,050,000	3,097,543
2.250%, 06/01/2027
(Callable 04/01/2027)	16,000,000	16,288,857
4.200%, 10/01/2028
(Callable 07/01/2028)	1,035,000	1,161,178
3.500%, 07/01/2029
(Callable 04/01/2029)	150,000	161,459
Flex Ltd.:
3.750%, 02/01/2026
(Callable 01/01/2026)	2,165,000	2,313,371
4.875%, 05/12/2030
(Callable 02/12/2030)	4,073,000	4,648,723
Florida Gas Transmission Co. LLC,
2.300%, 10/01/2031
(Callable 07/01/2031)(2)	9,775,000	9,581,336
FMC Corp.,
4.100%, 02/01/2024
(Callable 11/01/2023)	4,960,000	5,200,137
Ford Motor Credit Co. LLC:
3.339%, 03/28/2022
(Callable 02/28/2022)	2,000,000	2,003,500
2.979%, 08/03/2022
(Callable 07/03/2022)	12,000,000	12,060,840
4.250%, 09/20/2022	1,545,000	1,572,810

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fortune Brands Home & Security, Inc.:
4.000%, 09/21/2023
(Callable 08/21/2023)	$6,025,000	$6,312,643
3.250%, 09/15/2029
(Callable 06/15/2029)	2,725,000	2,883,007
Fox Corp.,
4.030%, 01/25/2024
(Callable 12/25/2023)	5,155,000	5,444,989
Freeport-McMoRan, Inc.,
3.875%, 03/15/2023
(Callable 12/15/2022)	1,100,000	1,138,500
Fresenius Medical Care US Finance III, Inc.,
1.875%, 12/01/2026
(Callable 11/01/2026)(1)(2)	20,000,000	19,796,828
General Mills, Inc.,
4.000%, 04/17/2025
(Callable 02/17/2025)	275,000	295,396
General Motors Financial Co., Inc.:
3.150%, 06/30/2022
(Callable 05/30/2022)	1,225,000	1,238,785
4.150%, 06/19/2023
(Callable 05/19/2023)	1,325,000	1,378,161
1.700%, 08/18/2023	10,275,000	10,373,708
2.900%, 02/26/2025
(Callable 01/26/2025)	4,000,000	4,137,167
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	7,000,000	7,372,058
Genpact Luxembourg SARL,
1.750%, 04/10/2026
(Callable 03/10/2026)	21,300,000	21,224,909
Glencore Funding LLC:
4.125%, 05/30/2023(1)(2)	1,750,000	1,819,860
4.125%, 03/12/2024
(Callable 02/12/2024)(1)(2)	5,000,000	5,258,359
4.625%, 04/29/2024(1)(2)	1,000,000	1,068,131
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	4,850,000	5,235,428
3.875%, 10/27/2027
(Callable 07/27/2027)(1)(2)	1,150,000	1,235,652
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	175,000	198,060
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	6,343,000	6,149,235
2.625%, 09/23/2031
(Callable 06/23/2031)(1)(2)	8,350,000	8,124,623
Global Payments, Inc.:
3.750%, 06/01/2023
(Callable 03/01/2023)	2,875,000	2,962,952
4.800%, 04/01/2026
(Callable 01/01/2026)	4,535,000	5,037,056
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	2,017,000	2,021,195
3.875%, 06/27/2024(1)(2)	5,340,000	5,633,020
HP, Inc.,
2.200%, 06/17/2025
(Callable 05/17/2025)	18,325,000	18,711,653
Husky Energy, Inc.,
4.400%, 04/15/2029
(Callable 01/15/2029)(1)	5,000,000	5,536,736
Hutchison Whampoa International Ltd.,
4.625%, 01/13/2022(1)(2)	7,000,000	7,006,705
Hyundai Capital America:
3.100%, 04/05/2022(1)(2)	300,000	302,001
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	5,825,000	5,661,191
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	15,000,000	14,710,239
IDEX Corp.,
3.000%, 05/01/2030
(Callable 02/01/2030)	275,000	286,040
Infor, Inc.,
1.450%, 07/15/2023
(Callable 06/15/2023)(2)	250,000	250,782
Ingersoll-Rand Co.,
6.391%, 11/15/2027	1,195,000	1,433,490
International Business Machines Corp.,
3.300%, 05/15/2026	6,150,000	6,578,284
International Flavors & Fragrances, Inc.,
1.832%, 10/15/2027
(Callable 08/15/2027)(2)	10,000,000	9,824,526
JB Hunt Transport Services, Inc.,
3.875%, 03/01/2026
(Callable 01/01/2026)	3,000,000	3,262,740
Kerry Group Financial Services Unlimited Co.,
3.200%, 04/09/2023
(Callable 01/09/2023)(1)(2)	5,000,000	5,104,749
Kinder Morgan, Inc.:
3.150%, 01/15/2023
(Callable 12/15/2022)	250,000	255,293
5.625%, 11/15/2023
(Callable 08/15/2023)(2)	1,000,000	1,068,741
7.800%, 08/01/2031	12,425,000	17,688,005
Kraft Heinz Foods Co.,
6.375%, 07/15/2028	8,129,000	10,093,776
Lear Corp.,
3.800%, 09/15/2027
(Callable 06/15/2027)	410,000	447,205
Leidos, Inc.:
4.375%, 05/15/2030
(Callable 02/15/2030)	6,900,000	7,687,428
2.300%, 02/15/2031
(Callable 11/15/2030)	250,000	240,695
Lennox International, Inc.:
1.350%, 08/01/2025
(Callable 07/01/2025)	7,000,000	6,912,958
1.700%, 08/01/2027
(Callable 06/01/2027)	475,000	467,046
Lundin Energy Finance BV,
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	16,000,000	15,896,902
LYB International Finance III LLC,
2.250%, 10/01/2030
(Callable 07/01/2030)	5,000,000	4,978,374
Marathon Petroleum Corp.,
5.125%, 12/15/2026
(Callable 09/15/2026)	150,000	170,803
Microchip Technology, Inc.:
2.670%, 09/01/2023	10,191,000	10,409,065
0.972%, 02/15/2024	5,000,000	4,956,856
Midwest Connector Capital Co. LLC,
3.900%, 04/01/2024
(Callable 03/01/2024)(2)	7,450,000	7,723,008
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	550,000	576,937

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mosaic Co.,
4.250%, 11/15/2023
(Callable 08/15/2023)	$8,606,000	$9,052,757
MPLX LP:
4.875%, 06/01/2025
(Callable 03/01/2025)	10,219,000	11,185,605
4.125%, 03/01/2027
(Callable 12/01/2026)	275,000	301,048
4.800%, 02/15/2029
(Callable 11/15/2028)	800,000	914,262
2.650%, 08/15/2030
(Callable 05/15/2030)	2,675,000	2,665,587
Newell Brands, Inc.,
3.850%, 04/01/2023
(Callable 02/01/2023)	3,166,000	3,260,980
Nutrien Ltd.,
3.150%, 10/01/2022
(Callable 07/01/2022)(1)	1,306,000	1,322,148
NXP Semiconductors NV,
4.875%, 03/01/2024
(Callable 02/01/2024)(1)(2)	5,790,000	6,220,653
Occidental Petroleum Corp.:
2.900%, 08/15/2024
(Callable 07/15/2024)	5,000,000	5,103,744
7.500%, 10/15/2026	1,288,000	1,490,860
Ochsner LSU Health System
of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	5,000,000	4,896,178
ONEOK, Inc.:
7.500%, 09/01/2023
(Callable 06/01/2023)	7,470,000	8,121,810
2.750%, 09/01/2024
(Callable 08/01/2024)	3,300,000	3,392,114
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	10,775,000	11,115,774
2.300%, 03/25/2028
(Callable 01/25/2028)	3,000,000	2,992,751
Orange SA,
9.000%, 03/01/2031(1)	4,125,000	6,326,695
PeaceHealth Obligated Group,
1.375%, 11/15/2025
(Callable 08/15/2025)	250,000	248,472
Penske Truck Leasing Co.:
2.700%, 11/01/2024
(Callable 10/01/2024)(2)	8,000,000	8,245,285
3.950%, 03/10/2025
(Callable 01/10/2025)(2)	12,000,000	12,790,180
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	6,500,000	6,978,924
Phillips 66,
2.150%, 12/15/2030
(Callable 09/15/2030)	10,000,000	9,634,387
Phillips 66 Partners LP:
3.605%, 02/15/2025
(Callable 11/15/2024)	2,000,000	2,105,999
3.150%, 12/15/2029
(Callable 09/15/2029)	225,000	233,480
Pioneer Natural Resources Co.,
3.950%, 07/15/2022
(Callable 04/15/2022)	175,000	176,504
POSCO,
4.000%, 08/01/2023(1)(2)	5,000,000	5,208,800
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	17,527,000	17,898,123
Regency Energy Partners LP /
Regency Energy Finance Corp.,
4.500%, 11/01/2023
(Callable 08/01/2023)	1,100,000	1,152,380
Roper Technologies, Inc.:
3.800%, 12/15/2026
(Callable 09/15/2026)	1,450,000	1,589,298
2.000%, 06/30/2030
(Callable 03/30/2030)	14,675,000	14,123,272
Sabine Pass Liquefaction LLC:
5.875%, 06/30/2026
(Callable 12/31/2025)	9,955,000	11,426,847
4.500%, 05/15/2030
(Callable 11/15/2029)	4,500,000	5,080,791
Samarco Mineracao SA,
5.375%, 09/26/2024(1)(2)(8)	1,675,000	1,067,812
Schneider Electric SE,
2.950%, 09/27/2022(2)	2,000,000	2,035,106
Sherwin-Williams Co.,
3.300%, 02/01/2025
(Callable 11/01/2024)	3,851,000	4,022,500
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023
(Callable 07/23/2023)(1)	225,000	231,430
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	5,250,000	5,075,214
Smurfit Kappa Treasury Funding DAC,
7.500%, 11/20/2025(1)	7,800,000	9,574,500
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	15,000,000	14,867,065
Solvay Finance America LLC,
4.450%, 12/03/2025
(Callable 09/03/2025)(1)(2)	15,995,000	17,437,004
Southern Natural Gas Co. LLC:
7.350%, 02/15/2031	8,020,000	10,509,887
8.000%, 03/01/2032	2,523,000	3,512,343
Spectra Energy Partners LP,
4.750%, 03/15/2024
(Callable 12/15/2023)(1)	150,000	159,816
Sysco Corp.,
2.600%, 06/12/2022	150,000	151,381
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	5,500,000	5,904,019
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	13,850,000	15,186,653
Timken Co.,
4.500%, 12/15/2028
(Callable 09/15/2028)	225,000	250,972
T-Mobile USA, Inc.,
3.875%, 04/15/2030
(Callable 01/15/2030)	5,000,000	5,475,627
Toyota Motor Credit Corp.,
2.900%, 03/30/2023(1)	10,000,000	10,277,709
TransCanada PipeLines Ltd.,
5.600%, 03/31/2034(1)	1,335,000	1,671,359
Transcontinental Gas Pipe Line Co. LLC,
7.250%, 12/01/2026	4,748,000	5,803,161
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Triton Container International Ltd.:
0.800%, 08/01/2023(1)(2)	$6,575,000	$6,510,803
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	10,000,000	9,926,782
TSMC Arizona Corp.,
2.500%, 10/25/2031
(Callable 07/25/2031)(1)	8,175,000	8,288,667
Tyson Foods, Inc.,
4.000%, 03/01/2026
(Callable 01/01/2026)	3,000,000	3,254,753
Universal Health Services, Inc.,
2.650%, 01/15/2032
(Callable 10/15/2031)(2)	11,925,000	11,732,230
UPMC,
3.600%, 04/03/2025	275,000	292,291
Vale Overseas Ltd.:
6.250%, 08/10/2026(1)	17,637,000	20,415,004
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	7,500,000	7,762,575
Valero Energy Corp.,
3.400%, 09/15/2026
(Callable 06/15/2026)	4,985,000	5,320,871
Verisk Analytics, Inc.:
4.125%, 09/12/2022	250,000	255,674
4.125%, 03/15/2029
(Callable 12/15/2028)	3,000,000	3,347,689
Verizon Communications, Inc.:
4.125%, 03/16/2027	3,196,000	3,552,505
3.000%, 03/22/2027
(Callable 01/22/2027)	13,000,000	13,736,847
2.100%, 03/22/2028
(Callable 01/22/2028)	5,675,000	5,690,400
4.329%, 09/21/2028	2,051,000	2,331,737
4.016%, 12/03/2029
(Callable 09/03/2029)	5,628,000	6,315,353
2.355%, 03/15/2032
(Callable 12/15/2031)(2)	1,617,000	1,595,236
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	25,000,000	24,853,485
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	275,000	277,076
Volkswagen Group of America Finance LLC:
4.250%, 11/13/2023(1)(2)	300,000	316,839
0.875%, 11/22/2023(1)(2)	6,875,000	6,829,871
2.850%, 09/26/2024(1)(2)	8,850,000	9,153,176
Vontier Corp.:
1.800%, 04/01/2026
(Callable 03/01/2026)(2)	6,300,000	6,199,830
2.400%, 04/01/2028
(Callable 02/01/2028)(2)	14,825,000	14,322,432
Wabtec Corp.:
4.375%, 08/15/2023
(Callable 05/15/2023)	12,427,000	12,916,850
3.450%, 11/15/2026
(Callable 08/15/2026)	10,775,000	11,406,668
4.950%, 09/15/2028
(Callable 06/15/2028)	1,500,000	1,706,379
Walgreens Boots Alliance, Inc.,
3.200%, 04/15/2030
(Callable 01/15/2030)	6,335,000	6,713,692
Western Digital Corp.,
2.850%, 02/01/2029
(Callable 12/01/2028)	10,000,000	10,096,300
Western Midstream Operating LP,
4.500%, 03/01/2028
(Callable 12/01/2027)	7,195,000	7,824,562
Westinghouse Air Brake Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	5,000,000	5,205,883
Williams Companies, Inc.:
3.700%, 01/15/2023
(Callable 10/15/2022)	1,775,000	1,814,230
4.300%, 03/04/2024
(Callable 12/04/2023)	9,329,000	9,846,213
7.500%, 01/15/2031	3,400,000	4,602,959
Wipro IT Services LLC,
1.500%, 06/23/2026
(Callable 05/23/2026)(1)(2)	9,000,000	8,801,730
Woodside Finance Ltd.,
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	10,000,000	11,182,680
WRKCo, Inc.:
4.650%, 03/15/2026
(Callable 01/15/2026)	275,000	306,775
3.900%, 06/01/2028
(Callable 03/01/2028)	8,275,000	9,066,609
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	650,000	692,479
Zoetis, Inc.:
3.250%, 02/01/2023
(Callable 11/01/2022)	7,500,000	7,642,987
4.500%, 11/13/2025
(Callable 08/13/2025)	2,000,000	2,202,660
Total Industrials
(Cost $1,360,859,999)		1,395,399,964	20.9%
Utilities
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023
(Callable 02/01/2023)(1)(2)	6,200,000	6,366,981
Avangrid, Inc.,
3.800%, 06/01/2029
(Callable 03/01/2029)(1)	10,975,000	11,942,641
DTE Electric Company,
2.625%, 03/01/2031
(Callable 12/01/2030)	275,000	283,288
Duke Energy Corp.,
3.050%, 08/15/2022
(Callable 05/15/2022)	350,000	353,226
Duquesne Light Holdings, Inc.,
2.775%, 01/07/2032
(Callable 10/07/2031)(2)	12,400,000	12,266,415
East Ohio Gas Co.,
2.000%, 06/15/2030
(Callable 03/15/2030)(2)	275,000	266,145
Edison International,
2.950%, 03/15/2023
(Callable 01/15/2023)	448,000	455,149
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	275,000	288,626
Enel Finance International NV,
3.500%, 04/06/2028(1)(2)	14,025,000	15,002,633
Entergy Corp.,
2.800%, 06/15/2030
(Callable 03/15/2030)	12,700,000	12,937,693

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Exelon Generation Co. LLC,
4.250%, 06/15/2022
(Callable 03/15/2022)	$350,000	$352,486
FirstEnergy Corp.,
2.050%, 03/01/2025
(Callable 02/01/2025)	6,450,000	6,401,625
ITC Holdings Corp.:
3.350%, 11/15/2027
(Callable 08/15/2027)(1)	275,000	291,318
2.950%, 05/14/2030
(Callable 02/14/2030)(1)(2)	15,717,000	16,063,686
KeySpan Corp.,
8.000%, 11/15/2030(1)	2,000,000	2,677,219
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	6,000,000	6,239,642
RGS I&M Funding Corp.,
9.820%, 12/07/2022	9,345	9,395
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	3,800,000	3,835,810
Total Utilities
(Cost $93,000,874)		96,033,978	1.4%
Financials
ABN AMRO Bank NV,
4.750%, 07/28/2025(1)(2)	25,248,000	27,491,205
AerCap Holdings NV:
2.875%, 08/14/2024
(Callable 07/14/2024)(1)	5,000,000	5,144,157
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	10,000,000	10,088,620
Aetna, Inc.,
2.800%, 06/15/2023
(Callable 04/15/2023)	4,010,000	4,109,009
AIA Group Ltd.,
3.200%, 03/11/2025
(Callable 12/11/2024)(1)(2)	3,000,000	3,125,910
Air Lease Corp.:
2.250%, 01/15/2023	3,800,000	3,847,287
2.750%, 01/15/2023
(Callable 12/15/2022)	250,000	253,825
American International Group, Inc.:
4.125%, 02/15/2024	1,000,000	1,061,970
3.750%, 07/10/2025
(Callable 04/10/2025)	225,000	240,852
AmFam Holdings, Inc.,
2.805%, 03/11/2031
(Callable 12/11/2030)(2)	7,000,000	7,155,232
AmSouth Bancorporation,
6.750%, 11/01/2025	630,000	736,900
Anthem, Inc.:
3.350%, 12/01/2024
(Callable 10/01/2024)	10,225,000	10,804,137
2.375%, 01/15/2025
(Callable 12/15/2024)	12,000,000	12,377,467
Australia & New Zealand Banking Group Ltd.,
4.500%, 03/19/2024(1)(2)	275,000	292,802
Banco Santander SA:
3.500%, 04/11/2022(1)	4,400,000	4,433,485
5.179%, 11/19/2025(1)	5,000,000	5,566,691
1.722%, 09/14/2027 (1 Year CMT Rate +
0.900%) (Callable 09/14/2026)(1)(3)	4,500,000	4,420,722
2.749%, 12/03/2030(1)	4,000,000	3,918,429
3.225%, 11/22/2032 (1 Year CMT Rate +
1.600%) (Callable 11/22/2031)(1)(3)	2,000,000	2,004,200
Bank of America Corp.:
3.300%, 01/11/2023	4,710,000	4,839,219
2.816%, 07/21/2023 (3 Month LIBOR
USD + 0.930%) (Callable 07/21/2022)(3)	3,500,000	3,538,743
4.000%, 04/01/2024	1,785,000	1,897,873
3.864%, 07/23/2024 (3 Month LIBOR
USD + 0.940%) (Callable 07/23/2023)(3)	10,000,000	10,419,562
3.458%, 03/15/2025 (3 Month LIBOR
USD + 0.970%) (Callable 03/15/2024)(3)	5,060,000	5,292,712
3.093%, 10/01/2025 (3 Month LIBOR
USD + 1.090%) (Callable 10/01/2024)(3)	3,295,000	3,429,135
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	5,000,000	4,966,433
3.824%, 01/20/2028 (3 Month LIBOR
USD + 1.575%) (Callable 01/20/2027)(3)	375,000	406,325
3.705%, 04/24/2028 (3 Month LIBOR
USD + 1.512%) (Callable 04/24/2027)(3)	5,050,000	5,483,917
3.419%, 12/20/2028 (3 Month LIBOR
USD + 1.040%) (Callable 12/20/2027)(3)	1,689,000	1,804,570
2.087%, 06/14/2029 (SOFR + 1.060%)
(Callable 06/14/2028)(3)	4,000,000	3,975,283
Bank of Ireland Group PLC,
2.029%, 09/30/2027 (1 Year CMT Rate +
1.100%) (Callable 09/30/2026)(1)(2)(3)	5,000,000	4,910,331
Bank of Montreal,
3.300%, 02/05/2024(1)	10,000,000	10,464,736
Bank of New Zealand,
3.500%, 02/20/2024(1)(2)	5,000,000	5,238,484
Bank of Nova Scotia:
1.625%, 05/01/2023(1)	10,000,000	10,113,191
4.500%, 12/16/2025(1)	7,000,000	7,692,826
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023(1)(2)	8,000,000	8,348,823
Barclays PLC:
3.684%, 01/10/2023
(Callable 01/10/2022)(1)	7,350,000	7,353,422
3.650%, 03/16/2025(1)	275,000	290,456
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)	4,500,000	4,733,301
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	8,790,000	9,602,423
BBVA USA:
2.875%, 06/29/2022
(Callable 05/29/2022)	3,475,000	3,510,482
3.875%, 04/10/2025
(Callable 03/10/2025)	4,200,000	4,508,973
BNP Paribas SA:
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)
(Callable 11/19/2024)(1)(2)(3)	5,000,000	5,146,862
4.375%, 05/12/2026(1)(2)	8,288,000	9,017,505
1.323%, 01/13/2027 (SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	4,250,000	4,137,628
2.159%, 09/15/2029 (SOFR + 1.218%)
(Callable 09/15/2028)(1)(2)(3)	2,000,000	1,959,942
2.871%, 04/19/2032 (SOFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	3,000,000	3,043,099
BNZ International Funding Ltd.,
3.375%, 03/01/2023(1)(2)	2,000,000	2,059,222
Boston Properties LP,
3.200%, 01/15/2025
(Callable 10/15/2024)	12,400,000	12,987,461

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
BPCE SA:
5.700%, 10/22/2023(1)(2)	$5,375,000	$5,778,457
4.625%, 07/11/2024(1)(2)	10,500,000	11,225,020
4.875%, 04/01/2026(1)(2)	3,386,000	3,736,763
3.116%, 10/19/2032 (SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	11,500,000	11,550,087
Brown & Brown, Inc.:
4.200%, 09/15/2024
(Callable 06/15/2024)	10,461,000	11,159,874
4.500%, 03/15/2029
(Callable 12/15/2028)	8,747,000	9,843,117
2.375%, 03/15/2031
(Callable 12/15/2030)	3,500,000	3,412,893
Capital One Financial Corp.:
3.200%, 01/30/2023
(Callable 12/30/2022)	250,000	256,079
3.650%, 05/11/2027
(Callable 04/11/2027)	3,275,000	3,530,217
Centene Corp.,
2.450%, 07/15/2028
(Callable 05/15/2028)	4,575,000	4,506,375
Citigroup, Inc.:
2.750%, 04/25/2022
(Callable 03/25/2022)	250,000	251,354
2.876%, 07/24/2023 (3 Month LIBOR
USD + 0.950%) (Callable 07/24/2022)(3)	2,000,000	2,024,082
3.750%, 06/16/2024	500,000	530,543
3.352%, 04/24/2025 (3 Month LIBOR
USD + 0.897%) (Callable 04/24/2024)(3)	10,040,000	10,485,136
3.887%, 01/10/2028 (3 Month LIBOR
USD + 1.563%) (Callable 01/10/2027)(3)	14,000,000	15,187,526
Citizens Bank NA,
2.250%, 04/28/2025
(Callable 03/28/2025)	19,275,000	19,732,365
CNA Financial Corp.:
7.250%, 11/15/2023	1,980,000	2,196,811
4.500%, 03/01/2026
(Callable 12/01/2025)	5,070,000	5,596,731
3.900%, 05/01/2029
(Callable 02/01/2029)	4,000,000	4,430,896
2.050%, 08/15/2030
(Callable 05/15/2030)	300,000	290,800
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	7,700,000	8,345,015
3.750%, 07/21/2026(1)	1,276,000	1,374,918
Credit Agricole SA:
3.375%, 01/10/2022(1)(2)	7,675,000	7,678,237
1.247%, 01/26/2027 (SOFR + 0.892%)
(Callable 01/26/2026)(1)(2)(3)	4,000,000	3,894,255
Credit Suisse Group AG:
3.574%, 01/09/2023
(Callable 01/09/2022)(1)(2)	1,000,000	1,000,283
4.207%, 06/12/2024
(3 Month LIBOR USD + 1.240%)
(Callable 06/12/2023)(1)(2)(3)	4,000,000	4,162,247
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	12,395,000	12,659,846
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)	250,000	267,805
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023(1)	9,000,000	9,325,252
Danske Bank A/S,
1.621%, 09/11/2026 (1 Year CMT Rate +
1.350%) (Callable 09/11/2025)(1)(2)(3)	5,000,000	4,928,263
Deutsche Bank AG:
3.300%, 11/16/2022(1)	5,175,000	5,282,315
2.222%, 09/18/2024 (SOFR + 2.159%)
(Callable 09/18/2023)(1)(3)	5,000,000	5,064,840
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	3,450,000	3,449,528
3.035%, 05/28/2032 (SOFR + 1.718%)
(Callable 05/28/2031)(1)(3)	5,000,000	5,043,837
Discover Financial Services:
3.950%, 11/06/2024
(Callable 08/06/2024)	4,200,000	4,467,669
3.750%, 03/04/2025
(Callable 12/04/2024)	250,000	264,581
4.100%, 02/09/2027
(Callable 11/09/2026)	12,000,000	13,014,198
Equitable Financial Life Global Funding,
1.400%, 07/07/2025(2)	225,000	223,034
FirstMerit Bank NA,
4.270%, 11/25/2026	5,450,000	5,985,326
Goldman Sachs Group, Inc.:
2.905%, 07/24/2023 (3 Month LIBOR
USD + 0.990%) (Callable 07/24/2022)(3)	200,000	202,258
3.500%, 01/23/2025
(Callable 10/23/2024)	2,000,000	2,108,210
3.272%, 09/29/2025 (3 Month LIBOR
USD + 1.201%) (Callable 09/29/2024)(3)	3,500,000	3,673,131
1.093%, 12/09/2026 (SOFR + 0.789%)
(Callable 12/09/2025)(3)	5,000,000	4,874,745
1.948%, 10/21/2027 (SOFR + 0.913%)
(Callable 10/21/2026)(3)	12,700,000	12,651,714
3.691%, 06/05/2028 (3 Month LIBOR
USD + 1.510%) (Callable 06/05/2027)(3)	4,000,000	4,310,175
4.223%, 05/01/2029 (3 Month LIBOR
USD + 1.301%) (Callable 05/01/2028)(3)	3,100,000	3,446,218
Guardian Life Global Funding,
3.400%, 04/25/2023(2)	9,000,000	9,305,713
Hartford Financial Services Group, Inc.,
2.800%, 08/19/2029
(Callable 05/19/2029)	3,825,000	3,970,145
Health Care Service Corp. A Mutual
Legal Reserve Co.,
2.200%, 06/01/2030
(Callable 03/01/2030)(2)	10,000,000	9,803,669
High Street Funding Trust I,
4.111%, 02/15/2028
(Callable 11/15/2027)(2)	5,000,000	5,574,741
HSBC Holdings PLC:
3.262%, 03/13/2023
(3 Month LIBOR USD + 1.055%)
(Callable 03/13/2022)(1)(3)	10,415,000	10,464,266
3.600%, 05/25/2023(1)	2,700,000	2,800,136
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	3,000,000	3,148,652
4.292%, 09/12/2026
(3 Month LIBOR USD + 1.348%)
(Callable 09/12/2025)(1)(3)	7,485,000	8,084,507
2.251%, 11/22/2027 (SOFR + 1.100%)
(Callable 11/22/2026)(1)(3)	10,000,000	10,035,400
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)
(Callable 05/22/2029)(1)(3)	1,000,000	1,085,709
Humana, Inc.,
2.900%, 12/15/2022
(Callable 11/15/2022)	6,525,000	6,653,590

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
ING Groep NV,
3.550%, 04/09/2024(1)	$4,300,000	$4,508,230
Invesco Finance PLC,
3.125%, 11/30/2022	5,000,000	5,113,525
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	10,350,000	10,785,740
Jefferies Group LLC:
4.850%, 01/15/2027	1,700,000	1,929,469
6.450%, 06/08/2027	3,075,000	3,748,709
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(1)(2)	11,650,000	13,072,412
JPMorgan Chase & Co.:
1.354%, 10/24/2023 (3 Month LIBOR
USD + 1.230%) (Callable 10/24/2022)(3)	5,035,000	5,065,155
4.023%, 12/05/2024 (3 Month LIBOR
USD + 1.000%) (Callable 12/05/2023)(3)	20,000,000	21,089,777
2.301%, 10/15/2025 (SOFR + 1.160%)
(Callable 10/15/2024)(3)	13,000,000	13,298,090
2.005%, 03/13/2026 (SOFR + 1.585%)
(Callable 03/13/2025)(3)	7,625,000	7,718,058
2.083%, 04/22/2026 (SOFR + 1.850%)
(Callable 04/22/2025)(3)	3,000,000	3,046,183
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	5,000,000	4,873,461
1.578%, 04/22/2027 (SOFR + 0.885%)
(Callable 04/22/2026)(3)	7,000,000	6,921,265
1.470%, 09/22/2027 (SOFR + 0.765%)
(Callable 09/22/2026)(3)	5,000,000	4,904,057
2.522%, 04/22/2031 (SOFR + 2.040%)
(Callable 04/22/2030)(3)	1,500,000	1,517,657
2.580%, 04/22/2032 (SOFR + 1.250%)
(Callable 04/22/2031)(3)	5,000,000	5,069,995
KeyBank NA:
3.180%, 05/22/2022	2,750,000	2,777,756
3.400%, 05/20/2026	2,200,000	2,345,253
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	10,250,000	10,568,041
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023(2)	966,000	1,009,048
4.569%, 02/01/2029(2)	1,559,000	1,792,964
Life Storage LP:
3.875%, 12/15/2027
(Callable 09/15/2027)	8,000,000	8,781,419
4.000%, 06/15/2029
(Callable 03/15/2029)	1,500,000	1,664,129
Lincoln National Corp.,
4.000%, 09/01/2023	250,000	262,100
Lloyds Bank PLC:
4.050%, 08/16/2023(1)	4,580,000	4,798,966
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)
(Callable 11/07/2022)(1)(3)	275,000	279,446
1.627%, 05/11/2027 (1 Year CMT Rate +
0.850%) (Callable 05/11/2026)(1)(3)	8,850,000	8,717,223
Macquarie Group Ltd.:
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)
(Callable 11/28/2022)(1)(2)(3)	5,250,000	5,341,242
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)
(Callable 03/27/2023)(1)(2)(3)	4,000,000	4,144,028
2.691%, 06/23/2032 (SOFR + 1.440%)
(Callable 06/23/2031)(1)(2)(3)	5,000,000	4,992,422
2.871%, 01/14/2033 (SOFR + 1.532%)
(Callable 01/14/2032)(1)(2)(3)	4,350,000	4,342,015
Marsh & McLennan Companies, Inc.,
3.875%, 03/15/2024
(Callable 02/15/2024)	1,550,000	1,639,593
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023(2)	9,019,000	9,872,959
MBIA Insurance Corp.,
11.384%, 01/15/2033
(3 Month LIBOR USD + 11.260%)
(Callable 01/15/2023)(2)(3)(8)	500,000	60,000
Metropolitan Life Global Funding I,
3.000%, 01/10/2023(2)	1,300,000	1,331,057
Mitsubishi UFJ Financial Group, Inc.:
3.455%, 03/02/2023(1)	2,000,000	2,059,759
2.193%, 02/25/2025(1)	5,000,000	5,101,028
1.538%, 07/20/2027 (1 Year CMT Rate +
0.750%) (Callable 07/20/2026)(1)(3)	5,000,000	4,913,795
2.494%, 10/13/2032 (1 Year CMT Rate +
0.970%) (Callable 10/13/2031)(1)(3)	6,000,000	6,014,557
Mizuho Financial Group, Inc.:
2.601%, 09/11/2022(1)	5,000,000	5,070,975
4.600%, 03/27/2024(1)(2)	7,000,000	7,437,945
3.922%, 09/11/2024
(3 Month LIBOR USD + 1.000%)
(Callable 09/11/2023)(1)(3)	3,000,000	3,134,422
Morgan Stanley:
1.524%, 10/24/2023
(3 Month LIBOR USD + 1.400%)
(Callable 10/24/2022)(3)	7,000,000	7,060,983
2.188%, 04/28/2026 (SOFR + 1.990%)
(Callable 04/28/2025)(3)	10,000,000	10,200,462
3.125%, 07/27/2026	4,750,000	5,034,608
2.511%, 10/20/2032 (SOFR + 1.200%)
(Callable 10/20/2031)(3)	8,000,000	8,001,662
National Australia Bank Ltd.,
2.332%, 08/21/2030(1)(2)	7,850,000	7,528,176
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	5,000,000	5,150,356
4.000%, 09/14/2026(1)(2)	20,175,000	21,671,544
Nationwide Mutual Insurance Co.,
8.250%, 12/01/2031(2)	2,195,000	3,050,191
Nomura Holdings, Inc.,
1.653%, 07/14/2026(1)	13,175,000	12,940,914
Nordea Bank AB,
4.250%, 09/21/2022(1)(2)	12,850,000	13,167,583
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	6,556,000	6,984,702
People’s United Bank NA,
4.000%, 07/15/2024
(Callable 04/16/2024)	5,000,000	5,250,327
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	5,000,000	5,647,684
Principal Financial Group, Inc.:
3.125%, 05/15/2023	325,000	334,088
3.100%, 11/15/2026
(Callable 08/15/2026)	250,000	262,894
Principal Life Global Funding II,
3.000%, 04/18/2026(2)	7,000,000	7,346,084
Protective Life Corp.,
4.300%, 09/30/2028
(Callable 06/30/2028)(1)(2)	1,400,000	1,582,267

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	$8,300,000	$10,047,519
Reliance Standard Life Global Funding II,
2.750%, 01/21/2027(1)(2)	11,775,000	12,261,818
Royal Bank of Scotland Group PLC:
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)	7,454,000	7,896,009
5.076%, 01/27/2030
(3 Month LIBOR USD + 1.905%)
(Callable 01/27/2029)(1)(3)	4,700,000	5,455,538
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)	6,850,000	7,700,419
Santander UK Group Holdings PLC:
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)
(Callable 01/05/2023)(1)(3)	2,500,000	2,554,320
4.796%, 11/15/2024
(3 Month LIBOR USD + 1.570%)
(Callable 11/15/2023)(1)(3)	5,000,000	5,307,398
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	3,950,000	4,200,786
SMBC Aviation Capital Finance DAC:
3.000%, 07/15/2022
(Callable 06/15/2022)(1)(2)	4,000,000	4,041,159
3.550%, 04/15/2024
(Callable 03/15/2024)(1)(2)	6,075,000	6,341,257
1.900%, 10/15/2026
(Callable 09/15/2026)(1)(2)	2,000,000	1,981,878
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	3,350,000	3,566,273
2.625%, 01/22/2025(1)(2)	2,855,000	2,928,068
4.250%, 04/14/2025(1)(2)	9,814,000	10,447,468
4.250%, 08/19/2026(1)(2)	225,000	241,560
1.488%, 12/14/2026 (1 Year CMT Rate +
1.100%) (Callable 12/14/2025)(1)(2)(3)	7,415,000	7,225,418
1.792%, 06/09/2027 (1 Year CMT Rate +
1.000%) (Callable 06/09/2026)(1)(2)(3)	10,000,000	9,790,296
Standard Chartered PLC:
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)	19,325,000	19,817,477
1.456%, 01/14/2027 (1 Year CMT Rate +
1.000%) (Callable 01/14/2026)(1)(2)(3)	4,500,000	4,358,408
Stifel Financial Corp.:
4.250%, 07/18/2024	10,139,000	10,798,421
4.000%, 05/15/2030
(Callable 02/15/2030)	11,970,000	13,117,788
Sumitomo Mitsui Banking Corp.,
3.200%, 07/18/2022(1)	325,000	329,599
Sumitomo Mitsui Financial Group, Inc.:
1.474%, 07/08/2025(1)	250,000	248,802
3.544%, 01/17/2028(1)	2,094,000	2,261,047
Synchrony Financial:
4.250%, 08/15/2024
(Callable 05/15/2024)	5,275,000	5,587,933
4.500%, 07/23/2025
(Callable 04/23/2025)	275,000	297,245
3.700%, 08/04/2026
(Callable 05/04/2026)	3,000,000	3,187,609
Trinity Acquisition PLC,
4.400%, 03/15/2026
(Callable 12/15/2025)	1,125,000	1,231,295
UBS Group AG,
1.494%, 08/10/2027 (1 Year CMT Rate +
0.850%) (Callable 08/10/2026)(1)(2)(3)	5,000,000	4,880,485
UBS Group Funding Switzerland AG:
3.491%, 05/23/2023
(Callable 05/23/2022)(1)(2)	3,050,000	3,080,935
2.859%, 08/15/2023
(3 Month LIBOR USD + 0.954%)
(Callable 08/15/2022)(1)(2)(3)	300,000	303,608
Voya Financial, Inc.,
3.650%, 06/15/2026	2,410,000	2,595,648
Wells Fargo & Co.:
1.359%, 10/31/2023
(3 Month LIBOR USD + 1.230%)
(Callable 10/31/2022)(3)	5,000,000	5,039,837
1.654%, 06/02/2024 (SOFR + 1.600%)
(Callable 06/02/2023)(3)	5,000,000	5,042,743
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)
(Callable 02/11/2025)(3)	5,000,000	5,076,620
2.188%, 04/30/2026 (SOFR + 2.000%)
(Callable 04/30/2025)(3)	16,000,000	16,289,467
3.196%, 06/17/2027
(3 Month LIBOR USD + 1.170%)
(Callable 06/17/2026)(3)	275,000	290,065
2.393%, 06/02/2028 (SOFR + 2.100%)
(Callable 06/02/2027)(3)	10,614,000	10,794,505
Westpac Banking Corp.,
2.894%, 02/04/2030 (5 Year CMT Rate +
1.350%) (Callable 02/04/2025)(1)(3)	2,300,000	2,350,233
Willis North America, Inc.:
3.600%, 05/15/2024
(Callable 03/15/2024)	8,150,000	8,537,350
4.500%, 09/15/2028
(Callable 06/15/2028)	8,500,000	9,508,150
Total Financials
(Cost $1,142,107,964)		1,171,936,297	17.5%
Total Corporate Bonds
(Cost $2,595,968,837)		2,663,370,239	39.8%
Municipal Bonds
Alabama Economic Settlement Authority,
3.163%, 09/15/2025	2,685,000	2,809,068
Central Valley Support Joint Powers Agency,
5.326%, 09/01/2022	2,000,000	2,002,782
City of Berwyn IL,
5.790%, 12/01/2022 (Insured by NATL)	180,000	181,227
City of College Park GA,
5.965%, 01/01/2031 (Insured by NATL)	2,080,000	2,408,248
County of Hamilton OH,
3.374%, 06/01/2034 (Insured by AGM)	10,000,000	10,769,125
County of Miami-Dade FL,
2.536%, 10/01/2033
(Callable 10/01/2030)	2,800,000	2,760,182
Dallas/Fort Worth International Airport,
1.329%, 11/01/2025	225,000	224,111
GBG LLC,
2.250%, 09/01/2030(2)	1,021,476	1,008,462
Great Lakes Water Authority,
2.315%, 07/01/2031	2,000,000	2,023,162
Indiana Finance Authority,
2.683%, 09/15/2023	200,000	203,784
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Massachusetts Educational
Financing Authority:
1.921%, 07/01/2027	$10,000,000	$9,973,107
2.161%, 07/01/2028	10,000,000	10,029,076
New Hampshire Business Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	7,000,000	7,040,606
3.300%, 04/01/2032
(Callable 01/01/2032)	13,600,000	13,619,169
New Jersey Economic
Development Authority,
0.000%, 02/15/2022 (Insured by AGM)	2,000,000	1,999,338
New Jersey Higher Education
Student Assistance Authority:
5.000%, 12/01/2027	1,000,000	1,211,383
5.000%, 12/01/2027	1,600,000	1,938,213
5.000%, 12/01/2028	1,225,000	1,512,690
5.000%, 12/01/2028	1,205,000	1,487,994
New Jersey Turnpike Authority,
3.223%, 01/01/2036
(Callable 07/01/2025)(2)	5,000,000	5,180,139
New York State Dormitory Authority,
3.000%, 08/01/2036
(Callable 08/01/2031) (Insured by BAM)	2,480,000	2,520,207
Niagara Area Development Corp.:
3.004%, 05/01/2025	1,000,000	1,032,949
3.204%, 05/01/2026	1,995,000	2,068,385
3.272%, 05/01/2027	2,060,000	2,142,531
3.372%, 05/01/2028	2,130,000	2,224,324
3.422%, 05/01/2029	2,200,000	2,299,141
North Carolina Housing Finance Agency,
3.000%, 01/01/2033
(Callable 01/01/2025)	720,000	728,438
North East Independent School District,
5.240%, 08/01/2027	2,100,000	2,514,488
San Diego Convention Center
Expansion Financing Authority:
1.987%, 04/15/2026	3,440,000	3,469,165
2.363%, 04/15/2028	1,325,000	1,359,816
South Dakota Housing
Development Authority,
2.700%, 11/01/2036
(Callable 11/01/2025)	710,000	727,061
Total Municipal Bonds
(Cost $97,255,250)		99,468,371	1.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 1993-32, Class H,
6.000%, 03/25/2023	1,206	1,234
Federal Gold Loan
Mortgage Corp. (FGLMC),
6.000%, 07/01/2028	1,883	2,108
Federal Home Loan
Mortgage Corp. (FHLMC),
Series 1395, Class G,
6.000%, 10/15/2022
(Callable 01/15/2022)	322	326
Total U.S. Government Agency Issues
(Cost $3,373)		3,668	0.0%
Non-U.S. Government Agency Issues
AMRESCO Residential Securities
Corp. Mortgage Loan Trust,
Series 1998-1, Class A6,
6.510%, 08/25/2027
(Callable 01/25/2022)(4)	5	5
Argent Securities Inc. Asset-Backed
Pass-Through Certificates,
Series 2005-W3, Class A2D,
0.782%, 11/25/2035 (1 Month LIBOR
USD + 0.680%) (Callable 01/25/2022)(3)	14,778	14,772
Banc of America Alternative Loan Trust,
Series 2006-2, Class 7A1, 6.000%,
03/25/2022 (Callable 01/25/2022)(6)	19,919	19,189
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%,
09/20/2034 (Callable 03/20/2023)	1,017,259	1,086,864
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 2.941%,
07/25/2034 (Callable 01/25/2022)(4)	521,479	536,800
CWABS Asset-Backed Certificates Trust:
Series 2005-1, Class AF6, 5.030%,
06/25/2035 (Callable 01/25/2022)(4)	53	53
Series 2006-9, Class 1AF3, 5.859%,
08/25/2036 (Callable 01/25/2022)(4)	210,956	215,666
Delta Funding Home Equity Loan Trust,
Series 1999-2, Class A7F, 7.030%,
08/15/2030 (Callable 01/15/2022)	47,786	47,728
FirstKey Homes Trust,
Series 2021-SFR2, Class A, 1.376%,
09/17/2038(2)	22,229,862	21,516,268
Home Partners of America Trust:
Series 2019-1, Class A, 2.908%,
09/19/2039 (Callable 09/17/2024)(2)	15,489,993	15,914,389
Series 2021-3, Class A,
2.200%, 01/17/2041(2)	27,575,000	27,490,488
IMC Home Equity Loan Trust,
Series 1998-1, Class A6,
7.020%, 06/20/2029(7)	118	119
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 3.186%,
03/25/2036 (Callable 06/25/2023)(4)	178,669	181,416
Mill City Mortgage Loan Trust,
Series 2018-3, Class A1, 3.471%,
08/25/2058 (Callable 03/25/2028)(2)(4)	248,513	253,677
New Residential Mortgage Loan Trust,
Series 2017-2A, Class A3, 4.000%,
03/25/2057 (Callable 11/25/2027)(2)(4)	1,832,199	1,928,075
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%,
06/25/2022 (Callable 01/25/2022)(6)	1,185	1,113
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%,
11/25/2034 (Callable 01/25/2022)	8	8
Soundview Home Loan Trust,
Series 2003-2, Class A2, 1.403%,
11/25/2033 (1 Month LIBOR USD +
1.300%) (Callable 01/25/2022)(3)	675,808	675,243
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 1.967%,
10/25/2043 (Callable 01/25/2022)(4)	1,326,591	1,338,272
Towd Point Mortgage Trust:
Series 2016-2, Class A1, 3.000%,
08/25/2055 (Callable 10/25/2024)(2)(4)	220,667	221,266

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Towd Point Mortgage Trust: (cont.)
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 04/25/2025)(2)(4)	$4,740,222	$4,781,089
Series 2017-5, Class A1, 0.702%,
02/26/2057 (1 Month LIBOR USD +
0.600%) (Callable 02/25/2024)(2)(3)	1,573,090	1,572,275
Series 2019-1, Class A1, 3.678%,
03/25/2058 (Callable 01/25/2025)(2)(4)	5,189,608	5,366,185
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 01/25/2025)(2)(4)	100,319	102,076
Series 2018-4, Class A1, 3.000%,
06/25/2058 (Callable 03/25/2026)(2)(4)	200,673	205,364
Series 2019-4, Class A1, 2.900%,
10/25/2059 (Callable 09/25/2026)(2)(4)	8,615,508	8,781,265
Series 2020-4, Class A1, 1.750%,
10/25/2060 (Callable 11/25/2026)(2)	16,260,440	16,222,719
WaMu Mortgage Pass-Through
Certificates Trust:
Series 2004-AR3, Class A1, 2.596%,
06/25/2034 (Callable 01/25/2022)(4)	1,063,687	1,096,324
Series 2004-CB2, Class 3A, 6.000%,
08/25/2034 (Callable 01/25/2022)	1,367,485	1,472,615
Wells Fargo Home Equity
Asset-Backed Securities Trust,
Series 2004-2, Class A33, 1.102%,
10/25/2034 (1 Month LIBOR USD +
1.000%) (Callable 01/25/2022)(3)	1,051,076	1,049,799
Total Non-U.S. Government Agency Issues
(Cost $112,664,350)		112,091,122	1.7%
Total Residential Mortgage-Backed Securities
(Cost $112,667,723)		112,094,790	1.7%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K723, Class A2,
2.454%, 08/25/2023	13,957,317	14,260,590
Series K038, Class A2,
3.389%, 03/25/2024	1,775,000	1,856,514
Series K726, Class A2,
2.905%, 04/25/2024	123,630	128,009
Series K041, Class A2,
3.171%, 10/25/2024	4,895,000	5,145,977
Series K043, Class A2,
3.062%, 12/25/2024	4,250,000	4,463,485
Series K048, Class A2,
3.284%, 06/25/2025(4)	8,725,000	9,269,050
Series K050, Class A2,
3.334%, 08/25/2025(4)	12,550,000	13,384,383
Series K734, Class A2,
3.208%, 02/25/2026	9,625,000	10,273,153
Series K062, Class A2,
3.413%, 12/25/2026	21,849,000	23,794,603
Series K063, Class A2,
3.430%, 01/25/2027(4)	300,000	326,795
Series K064, Class A2,
3.224%, 03/25/2027	1,325,000	1,432,978
Series K065, Class A2,
3.243%, 04/25/2027	2,075,000	2,250,317
Series K066, Class A2,
3.117%, 06/25/2027	170,000	183,435
Series K068, Class A2,
3.244%, 08/25/2027	24,446,000	26,607,154
Series K069, Class A2,
3.187%, 09/25/2027(4)	175,000	190,190
Series K071, Class A2,
3.286%, 11/25/2027	7,075,000	7,736,020
Total U.S. Government Agency Issues
(Cost $117,398,512)		121,302,653	1.8%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK9, Class A4, 3.538%,
11/17/2054 (Callable 12/15/2027)	9,275,000	10,071,819
Series 2017-BNK5, Class A5, 3.390%,
06/17/2060 (Callable 06/15/2027)	2,665,000	2,866,608
Series 2017-BNK7, Class ASB, 3.265%,
09/17/2060 (Callable 04/15/2027)	1,300,000	1,360,167
Series 2017-BNK7, Class A5, 3.435%,
09/17/2060 (Callable 09/15/2027)	200,000	215,689
Series 2018-BN10, Class A5, 3.688%,
02/17/2061 (Callable 01/15/2028)	895,000	978,988
CD Mortgage Trust,
Series 2017-CD6, Class ASB, 3.332%,
11/15/2050 (Callable 06/13/2027)	10,723,000	11,302,096
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%,
04/10/2046 (Callable 03/10/2023)	11,725,000	11,960,002
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 12/10/2024)	14,085,576	14,674,799
Series 2015-GC35, Class A4, 3.818%,
11/13/2048 (Callable 11/10/2025)	15,435,000	16,547,819
Series 2017-P8, Class A4, 3.465%,
09/16/2050 (Callable 08/15/2027)	175,000	187,897
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%,
05/17/2045 (Callable 04/15/2022)	115,811	116,042
Series 2012-CR2, Class A4, 3.147%,
08/17/2045 (Callable 07/15/2022)	575,000	576,533
Series 2014-CR19, Class A5, 3.796%,
08/12/2047 (Callable 08/10/2024)	225,000	237,406
Series 2013-CR11, Class A4, 4.258%,
08/12/2050 (Callable 09/10/2023)	13,025,000	13,638,971
CSAIL Commercial Mortgage Trust,
Series 2021-C20, Class ASB, 2.436%,
03/17/2054 (Callable 07/15/2029)	6,866,000	6,996,891
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A5, 4.155%,
07/12/2051(4)	9,372,252	10,550,960
J.P. Morgan Chase Commercial
Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%,
04/15/2046 (Callable 04/15/2023)	175,000	177,875
Series 2013-LC11, Class A4, 2.694%,
04/17/2046 (Callable 03/15/2023)	3,058,423	3,099,062
Series 2013-C10, Class ASB, 2.702%,
12/17/2047 (Callable 12/15/2022)	46,229	46,601
Series 2012-LC9, Class A5, 2.840%,
12/17/2047 (Callable 11/15/2022)	202,579	204,608
JPMBB Commercial Mortgage
Securities Trust:
Series 2013-C12, Class A5, 3.664%,
07/17/2045 (Callable 05/15/2023)	3,373,000	3,466,519
Series 2013-C17, Class A3, 3.928%,
01/17/2047 (Callable 11/15/2023)	85,875	87,658

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMBB Commercial Mortgage
Securities Trust: (cont.)
Series 2014-C26, Class A4, 3.494%,
01/17/2048 (Callable 12/15/2024)	$14,480,202	$15,240,380
JPMCC Commercial Mortgage
Securities Trust,
Series 2017-C7, Class A5, 3.409%,
10/17/2050 (Callable 08/15/2027)	5,125,000	5,502,406
Morgan Stanley Bank of America
Merrill Lynch Trust:
Series 2013-C7, Class A4, 2.918%,
02/16/2046 (Callable 01/15/2023)	12,980,000	13,140,889
Series 2014-C16, Class A4, 3.600%,
06/17/2047 (Callable 02/15/2024)	12,635,475	13,038,822
Series 2015-C27, Class A4, 3.753%,
12/17/2047 (Callable 10/15/2025)	28,920,000	31,008,125
Series 2015-C25, Class ASB, 3.383%,
10/19/2048 (Callable 06/15/2025)	177,907	183,308
Series 2016-C29, Class ASB, 3.140%,
05/17/2049 (Callable 11/15/2025)	4,547,027	4,713,545
Series 2017-C34, Class A4, 3.536%,
11/18/2052 (Callable 09/15/2027)	14,450,000	15,628,006
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%,
12/17/2047 (Callable 10/15/2024)	9,676,427	9,958,148
Series 2015-P2, Class ASB, 3.656%,
12/17/2048 (Callable 08/15/2025)	9,817,822	10,232,430
Series 2015-P2, Class A4, 3.809%,
12/17/2048 (Callable 12/15/2025)	21,019,144	22,600,448
Series 2019-C50, Class ASB, 3.635%,
05/17/2052 (Callable 08/15/2028)	4,100,000	4,409,584
WFRBS Commercial Mortgage Trust:
Series 2014-C24, Class ASB, 3.324%,
11/18/2047 (Callable 07/15/2024)	5,818,546	5,984,751
Series 2013-C12, Class ASB, 2.838%,
03/17/2048 (Callable 12/15/2022)	1,871,508	1,891,526
Total Non-U.S. Government Agency Issues
(Cost $262,197,130)		262,897,378	4.0%
Total Commercial
Mortgage-Backed Securities
(Cost $379,595,642)		384,200,031	5.8%
Asset Backed Securities
Bank of The West Auto Trust,
Series 2019-1, Class A3, 2.430%,
04/15/2024 (Callable 05/15/2023)(2)	3,385,456	3,405,994
Discover Card Execution Note Trust,
Series 2017-A4, Class A4, 2.530%,
10/15/2026	4,000,000	4,135,423
Hyundai Auto Lease Securitization Trust,
Series 2020-A, Class A3, 1.950%,
07/15/2023 (Callable 08/15/2022)(2)	6,249,601	6,267,956
MMAF Equipment Finance LLC,
Series 2020-A, Class A3,
0.970%, 04/09/2027(2)	6,550,000	6,486,223
Navient Private Education Refi Loan Trust,
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 06/15/2028)(2)	19,625,000	19,555,427
Nelnet Student Loan Trust,
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	7,674,655	7,541,028
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%,
12/15/2023 (Callable 01/15/2022)	9,612	9,774
PFS Financing Corp.:
Series 2019-A, Class A2,
2.860%, 04/15/2024(2)	12,125,000	12,205,688
Series 2020-G, Class A,
0.970%, 02/17/2026(2)	4,135,000	4,111,498
Series 2021-A, Class A,
0.710%, 04/15/2026(2)	14,675,000	14,468,248
SBA Tower Trust,
1.840%, 10/15/2051
(Callable 04/15/2026)(2)	16,200,000	16,087,470
Towd Point Mortgage Trust,
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 08/25/2022)(2)(4)	9,277,786	9,281,588
Toyota Auto Loan Extended Note Trust:
Series 2019-1A, Class A, 2.560%,
11/25/2031 (Callable 05/25/2024)(2)	25,592,000	26,429,368
Series 2020-1A, Class A, 1.350%,
05/25/2033 (Callable 05/25/2025)(2)	225,000	224,435
Volkswagen Auto Loan Enhanced Trust,
Series 2020-1, Class A3, 0.980%,
11/20/2024 (Callable 09/20/2023)	127,136	127,459
Total Asset Backed Securities
(Cost $130,524,209)		130,337,579	2.0%
Total Long-Term Investments
(Cost $6,360,567,362)		6,398,850,992	95.8%
Short-Term Investments
	Shares
Money Market Mutual Funds
Fidelity Institutional Money
Market Fund – Government Portfolio,
Institutional Class, 0.01%(5)	23,954,950	23,954,950
First American Government Obligations
Fund, Class U, 0.03%(5)	314,969,000	314,969,000
Total Short-Term Investments
(Cost $338,923,950)		338,923,950	5.1%
Total Investments
(Cost $6,699,491,312)		6,737,774,942	100.9%
Liabilities in Excess of Other Assets		(56,568,001)	(0.9)%
TOTAL NET ASSETS		$6,681,206,941	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
NATL – National Public Finance Guarantee Corp.
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2021, the value of these securities totaled $1,129,038,098, which represented 16.90% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2021.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.
(8)	Security in default.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$3,002,346,929	$—	$3,002,346,929
Other Government Related Securities	—	7,033,053	—	7,033,053
Corporate Bonds	—	2,663,370,239	—	2,663,370,239
Municipal Bonds	—	99,468,371	—	99,468,371
Residential Mortgage-Backed Securities – U.S. Government Agency Issues	—	3,668	—	3,668
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	112,091,122	—	112,091,122
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	121,302,653	—	121,302,653
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	262,897,378	—	262,897,378
Asset Backed Securities	—	130,337,579	—	130,337,579
Total Long-Term Investments	—	6,398,850,992	—	6,398,850,992
Short-Term Investments
Money Market Mutual Funds	338,923,950	—	—	338,923,950
Total Short-Term Investments	338,923,950	—	—	338,923,950
Total Investments	$338,923,950	$6,398,850,992	$—	$6,737,774,942

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2021 (Unaudited)

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Aggregate Bond Index. The Bloomberg Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities with maturities of at least one year.

The Treasury curve shifted higher in 2021 on what will likely be the strongest pace of economic growth and inflation since the 1980s. The benchmark 10-year Treasury rose from 0.92% at the beginning of 2021 to the high mark for the year of 1.74% on March 31st, before falling to end the year at 1.51%. Intermediate yields rose the most in both the fourth quarter and the full year as 5-year yields rose 30 basis points and 91 basis points, respectively. Shifts along the Treasury curve reflected both the changing investor sentiment to stubbornly high inflation and the Fed’s response, including a decision in the fourth quarter to taper monthly asset purchases and signal the likelihood of multiple rate hikes in 2022. While a massive rollout of vaccines to begin 2021 offered hope of a return to normalcy, the Delta and Omicron variants of the Covid-19 virus surfaced and disrupted those plans. Not foreseen by the policymakers’ response to the challenges, which included unprecedented fiscal and monetary support, were the disruptions in the supply of labor and goods that created upward pressure on wages and consumer prices. Despite strong economic growth and surging inflation, a record amount of money ($583 billion) flowed into fixed income funds and ETFs in 2021, exceeding the previous record of 2019 ($459 billion). After grinding tighter through most of the year, Investment Grade credit spreads widened modestly in  the fourth quarter as the Fed signaled a greater sense of urgency in reversing their highly accommodative policy to bring inflation under control. Still, spreads ended moderately tighter for the year across most market sectors.

During 2021, the Institutional Share Class of the Fund (BAGIX) posted a net return of -1.46% vs. a -1.54% return for the Bloomberg U.S. Aggregate Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Investment Grade Credit – Overweight to BBB-credit and sub-sector and security selection decisions
•
Securitized Sectors – Underweight to Agency Residential Mortgage-Backed Securities (RMBS) as well as an overweight to Commercial Mortgage-Backed Securities (Agency & Non-Agency) and Non-Agency Residential Mortgage-Backed Securities (RMBS)

•	Yield Curve Positioning – Positive convexity tilt of overall portfolio versus the benchmark aided by a larger underweight to Agency Residential Mortgage-Backed Securities (RMBS)

Negative contributors to the Fund’s relative performance during the year include:

•
Yield Curve Positioning – Underweight to 1-2 year maturities and overweight to 3-7 year maturities as the 2-5 year portion of the yield curve steepened approximately 30 basis points as well as a modest underweight to longer maturities as the 5-30 year portion of the curve flattened approximately 65 basis points. Favoring 20 year over 30 year in longer maturities also detracted from performance as 20 year maturities underperformed 30 year maturities.

We expect economic growth to moderate in 2022 to the 3-4% range, still above its long-term 2% trend. Supply bottlenecks should ease as demand for goods, which was pulled forward in early 2021 as both the vaccines and unprecedented stimulus were deployed, softens and demand for services rises. Normalization of supply and demand should validate recent inflation trends to be more one-time in nature (created by the stop/start of the pandemic) rather than long-term secular trends. Monetary and fiscal support are likely to transition from tailwinds to modest headwinds, moderating growth. We expect the Fed to complete its accelerated tapering by March and likely begin a series of quarterly rate hikes. Historically there has been a pause between the two policy actions, but if inflation stays stubbornly high, the Fed may choose to shorten the “pause.” On the fiscal side, even if a version of the Build Back Better plan is passed, year-over-year fiscal stimulus will decline from the significant pandemic relief in 2021. We continue to see select opportunities in Investment Grade Corporates, although current spreads remain relatively tight. We believe an underweight to Agency Residential Mortgage-Backed Securities (RMBS) is appropriate given historically tight valuations and the sector’s susceptibility to weakness as the Fed tapers purchases and net supply to the private market increases. We will continue to look to optimize Fund exposure along the yield curve, capturing the roll-down benefits along its steeper segments.

The Fund remains duration neutral and at current valuations (spreads) we continue to be selective but are maintaining a modest overweight to Investment Grade Corporate Credit, particularly Financials. The Fund is maintaining a larger underweight to Agency Residential Mortgage-Backed Securities (increasing its positive convexity tilt versus the benchmark at the overall portfolio level) given historically unattractive valuations and we continue to maintain Fund exposure to Agency Commercial Mortgage-Backed Securities, Non-Agency Commercial Mortgage-Backed Securities, Non-Agency Residential Mortgage-Backed Securities and Asset-Backed Securities at the top of the capital structure due to more attractive relative valuations versus Agency Residential Mortgage-Backed Securities.

Baird Aggregate Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$39,954,458,054

	SEC 30-Day Yield(3)
	Institutional Class	1.59%
	Investor Class	1.34%

	Average Effective Duration	6.78 years

	Average Effective Maturity	8.49 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	39%

	Number of Holdings	1,516
Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(5)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	-1.46%	4.01%	3.74%	5.16%
Investor Class Shares	-1.74%	3.74%	3.48%	4.91%
Bloomberg U.S. Aggregate Bond Index(2)	-1.54%	3.57%	2.90%	4.67%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2021.
(2)
The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.500%, 05/15/2024	$806,280,000	$837,743,819
0.375%, 07/15/2024	1,492,075,000	1,473,948,616
2.250%, 11/15/2025	1,327,150,000	1,382,879,935
2.000%, 11/15/2026	1,252,425,000	1,296,357,714
2.250%, 11/15/2027	1,041,375,000	1,094,175,962
1.125%, 08/31/2028	852,975,000	837,181,639
0.625%, 08/15/2030	508,025,000	474,288,965
1.250%, 08/15/2031	769,225,000	752,999,160
1.375%, 11/15/2040	925,300,000	845,962,752
2.875%, 05/15/2043	1,236,020,000	1,441,122,069
2.500%, 02/15/2045	1,534,750,000	1,694,040,260
2.875%, 05/15/2049	359,950,000	435,384,833
Total U.S. Treasury Securities
(Cost $12,588,794,690)		12,566,085,724	31.5%
Other Government Related Securities
Comision Federal de Electricidad,
4.875%, 01/15/2024(1)(2)	3,423,000	3,632,659
Corp Andina de Fomento,
4.375%, 06/15/2022(1)	6,107,000	6,209,353
NBN Co. Ltd.:
2.625%, 05/05/2031
(Callable 02/05/2031)(1)(2)	13,625,000	13,689,336
2.500%, 01/08/2032
(Callable 10/08/2031)(1)(2)	46,650,000	46,398,497
Petroleos Mexicanos:
5.950%, 01/28/2031
(Callable 10/28/2030)(1)	558,000	542,223
6.700%, 02/16/2032
(Callable 11/16/2031)(1)(2)	1,020,000	1,030,200
6.350%, 02/12/2048(1)	8,500,000	7,276,000
Sinopec Group Overseas
Development [2014] Ltd.,
4.375%, 04/10/2024(1)(2)	1,500,000	1,601,265
Sinopec Group Overseas
Development [2015] Ltd.,
3.250%, 04/28/2025(1)(2)	7,500,000	7,883,850
Sinopec Group Overseas
Development [2017] Ltd.,
3.000%, 04/12/2022(1)(2)	15,000,000	15,078,750
Total Other Government
Related Securities
(Cost $103,506,755)		103,342,133	0.3%
Corporate Bonds
Industrials
Abbott Laboratories,
4.900%, 11/30/2046
(Callable 05/30/2046)	4,700,000	6,446,701
AbbVie, Inc.:
3.250%, 10/01/2022
(Callable 07/01/2022)	17,863,000	18,104,791
3.850%, 06/15/2024
(Callable 03/15/2024)	12,067,000	12,775,990
3.800%, 03/15/2025
(Callable 12/15/2024)	16,425,000	17,490,473
2.950%, 11/21/2026
(Callable 09/21/2026)	9,625,000	10,148,006
4.550%, 03/15/2035
(Callable 09/15/2034)	26,098,000	31,468,273
4.500%, 05/14/2035
(Callable 11/14/2034)	17,395,000	20,868,325
4.300%, 05/14/2036
(Callable 11/14/2035)	6,000,000	7,077,903
4.050%, 11/21/2039
(Callable 05/21/2039)	12,700,000	14,639,412
Adventist Health System:
2.952%, 03/01/2029
(Callable 12/01/2028)	19,250,000	20,138,168
3.630%, 03/01/2049
(Callable 09/01/2048)	9,000,000	9,976,153
Agilent Technologies, Inc.,
2.100%, 06/04/2030
(Callable 03/04/2030)	14,000,000	13,719,795
Air Products and Chemicals, Inc.,
2.700%, 05/15/2040
(Callable 11/15/2039)	10,425,000	10,542,163
Alcon Finance Corp.:
2.750%, 09/23/2026
(Callable 07/23/2026)(1)(2)	14,770,000	15,273,121
3.800%, 09/23/2049
(Callable 03/23/2049)(1)(2)	7,000,000	7,822,530
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	21,494,000	22,885,027
Allegion US Holding Co., Inc.:
3.200%, 10/01/2024
(Callable 08/01/2024)	29,750,000	30,942,857
3.550%, 10/01/2027
(Callable 07/01/2027)	11,975,000	12,705,711
Amgen, Inc.:
3.150%, 02/21/2040
(Callable 08/21/2039)	13,350,000	13,727,914
4.400%, 05/01/2045
(Callable 11/01/2044)	12,300,000	14,724,060
Anglo American Capital PLC:
4.875%, 05/14/2025(1)(2)	3,376,000	3,680,928
4.750%, 04/10/2027(1)(2)	10,000,000	11,128,348
4.000%, 09/11/2027(1)(2)	2,570,000	2,765,005
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	35,000,000	34,356,023
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029
(Callable 10/23/2028)(1)	4,075,000	4,746,899
4.375%, 04/15/2038
(Callable 10/15/2037)(1)	7,000,000	8,216,490
5.450%, 01/23/2039
(Callable 07/23/2038)(1)	20,000,000	26,235,786
4.900%, 02/01/2046
(Callable 08/01/2045)(1)	67,184,000	85,179,431
AP Moller – Maersk A/S:
3.875%, 09/28/2025
(Callable 06/28/2025)(1)(2)	8,900,000	9,531,380
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	8,000,000	9,113,382
Apple, Inc.,
2.650%, 05/11/2050
(Callable 11/11/2049)	10,000,000	9,871,269
ArcelorMittal:
4.550%, 03/11/2026(1)	13,000,000	14,236,961
4.250%, 07/16/2029(1)	25,000,000	27,397,761
7.000%, 10/15/2039(1)	10,000,000	13,776,800
AT&T, Inc.:
2.550%, 12/01/2033
(Callable 09/01/2033)	22,965,000	22,492,261

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
AT&T, Inc.: (cont.)
5.250%, 03/01/2037
(Callable 09/01/2036)	$10,000,000	$12,395,411
4.900%, 08/15/2037
(Callable 02/14/2037)	20,000,000	24,237,039
6.375%, 03/01/2041	11,764,000	16,692,297
3.100%, 02/01/2043
(Callable 08/01/2042)	5,825,000	5,679,887
5.150%, 02/15/2050
(Callable 08/14/2049)	6,905,000	8,839,350
3.550%, 09/15/2055
(Callable 03/15/2055)	60,110,000	60,569,320
3.800%, 12/01/2057
(Callable 06/01/2057)	19,423,000	20,302,528
3.650%, 09/15/2059
(Callable 03/15/2059)	49,359,000	50,055,802
BAE Systems PLC,
1.900%, 02/15/2031
(Callable 11/15/2030)(1)(2)	18,500,000	17,573,185
Bayer US Finance II LLC:
5.500%, 08/15/2025(1)(2)	14,400,000	15,915,379
4.250%, 12/15/2025
(Callable 10/15/2025)(1)(2)	14,440,000	15,625,358
Becle SAB de,
2.500%, 10/14/2031
(Callable 07/14/2031)(1)(2)	17,375,000	17,095,957
Becton Dickinson and Co.:
3.363%, 06/06/2024
(Callable 04/06/2024)	2,855,000	2,989,561
3.734%, 12/15/2024
(Callable 09/15/2024)	1,094,000	1,163,090
2.823%, 05/20/2030
(Callable 02/20/2030)	15,000,000	15,541,548
4.875%, 05/15/2044
(Callable 11/15/2043)	10,815,000	12,929,587
Bell Canada, Inc.:
4.464%, 04/01/2048
(Callable 10/01/2047)(1)	1,225,000	1,520,235
4.300%, 07/29/2049
(Callable 01/29/2049)(1)	4,123,000	5,021,947
Bimbo Bakeries USA, Inc.,
4.000%, 05/17/2051
(Callable 11/17/2050)(1)(2)	15,930,000	17,268,439
Boardwalk Pipelines LP:
4.950%, 12/15/2024
(Callable 09/15/2024)	27,631,000	29,949,251
5.950%, 06/01/2026
(Callable 03/01/2026)	28,506,000	32,671,102
4.450%, 07/15/2027
(Callable 04/15/2027)	13,777,000	15,084,340
4.800%, 05/03/2029
(Callable 02/03/2029)	16,918,000	18,962,704
3.400%, 02/15/2031
(Callable 11/15/2030)	5,825,000	6,019,056
Boeing Co.:
2.196%, 02/04/2026
(Callable 02/04/2023)	47,500,000	47,501,767
5.040%, 05/01/2027
(Callable 03/01/2027)	5,140,000	5,791,113
5.150%, 05/01/2030
(Callable 02/01/2030)	24,000,000	27,988,363
Bon Secours Mercy Health, Inc.:
3.464%, 06/01/2030
(Callable 12/01/2029)	8,000,000	8,703,523
3.205%, 06/01/2050
(Callable 12/01/2049)	10,800,000	11,421,678
BorgWarner, Inc.,
5.000%, 10/01/2025(2)	27,301,000	30,540,113
Boston Scientific Corp.,
1.900%, 06/01/2025
(Callable 05/01/2025)	15,000,000	15,174,246
Bristol-Myers Squibb Co.,
3.250%, 02/20/2023
(Callable 01/20/2023)	5,941,000	6,097,663
British Telecommunications PLC,
9.625%, 12/15/2030(1)	16,000,000	23,451,250
Broadcom, Inc.:
3.625%, 10/15/2024
(Callable 09/15/2024)	13,075,000	13,832,592
3.150%, 11/15/2025
(Callable 10/15/2025)	23,600,000	24,719,549
4.250%, 04/15/2026
(Callable 02/15/2026)	58,100,000	63,391,074
4.750%, 04/15/2029
(Callable 01/15/2029)	43,900,000	50,013,097
5.000%, 04/15/2030
(Callable 01/15/2030)	11,000,000	12,818,354
3.137%, 11/15/2035
(Callable 08/15/2035)(2)	12,000,000	12,089,845
3.500%, 02/15/2041
(Callable 08/15/2040)(2)	21,000,000	21,519,008
Broadridge Financial Solutions, Inc.,
2.900%, 12/01/2029
(Callable 09/01/2029)	11,300,000	11,693,170
Bunge Limited Finance Corp.:
3.000%, 09/25/2022
(Callable 08/25/2022)	15,000,000	15,235,904
1.630%, 08/17/2025
(Callable 07/17/2025)	10,000,000	9,968,508
3.250%, 08/15/2026
(Callable 05/15/2026)	11,550,000	12,189,643
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045
(Callable 10/01/2044)	3,000,000	3,617,181
Cameron LNG LLC,
3.302%, 01/15/2035
(Callable 09/15/2034)(2)	20,000,000	20,905,874
Campbell Soup Co.,
3.950%, 03/15/2025
(Callable 01/15/2025)	21,325,000	22,809,118
Canadian Natural Resources Ltd.,
6.500%, 02/15/2037(1)	982,000	1,281,732
Carlisle Companies, Inc.:
3.500%, 12/01/2024
(Callable 10/01/2024)	5,000,000	5,274,342
2.750%, 03/01/2030
(Callable 12/01/2029)	16,000,000	16,320,305
Carrier Global Corp.:
2.242%, 02/15/2025
(Callable 01/15/2025)	8,125,000	8,323,053
2.493%, 02/15/2027
(Callable 12/15/2026)	25,975,000	26,701,131
2.722%, 02/15/2030
(Callable 11/15/2029)	6,861,000	7,013,549
2.700%, 02/15/2031
(Callable 11/15/2030)	18,500,000	18,809,965
3.377%, 04/05/2040
(Callable 10/05/2039)	10,000,000	10,475,939
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CCL Industries, Inc.,
3.050%, 06/01/2030
(Callable 03/01/2030)(1)(2)	$20,000,000	$20,705,678
CDW LLC / CDW Finance Corp.,
2.670%, 12/01/2026
(Callable 11/01/2026)	9,000,000	9,217,980
Celanese US Holdings LLC,
3.500%, 05/08/2024
(Callable 04/08/2024)	10,640,000	11,115,079
Cellnex Finance Co.,
3.875%, 07/07/2041
(Callable 04/07/2041)(1)(2)	30,454,000	29,123,769
Celulosa Arauco y Constitucion SA,
3.875%, 11/02/2027
(Callable 08/02/2027)(1)	12,000,000	12,750,120
CF Industries, Inc.:
3.450%, 06/01/2023	13,976,000	14,409,396
5.150%, 03/15/2034	3,000,000	3,614,992
Charter Communications Operating LLC:
4.464%, 07/23/2022
(Callable 05/23/2022)	13,773,000	13,976,273
4.908%, 07/23/2025
(Callable 04/23/2025)	54,750,000	60,252,704
3.750%, 02/15/2028
(Callable 11/15/2027)	5,000,000	5,360,317
5.050%, 03/30/2029
(Callable 12/30/2028)	36,857,000	42,228,777
2.300%, 02/01/2032
(Callable 11/01/2031)	15,525,000	14,754,882
6.384%, 10/23/2035
(Callable 04/23/2035)	37,906,000	48,917,664
3.500%, 06/01/2041
(Callable 12/01/2040)	22,225,000	21,728,809
3.500%, 03/01/2042
(Callable 09/01/2041)	11,050,000	10,747,579
4.400%, 12/01/2061
(Callable 06/01/2061)	24,375,000	25,314,534
Cheniere Corpus Christi Holdings LLC:
7.000%, 06/30/2024
(Callable 01/01/2024)	4,000,000	4,425,571
5.875%, 03/31/2025
(Callable 10/02/2024)	5,646,000	6,259,566
5.125%, 06/30/2027
(Callable 01/01/2027)	30,119,000	34,003,735
3.700%, 11/15/2029
(Callable 05/18/2029)	13,723,000	14,712,579
2.742%, 12/31/2039
(Callable 07/04/2039)(2)	15,000,000	14,663,100
Cigna Corp.:
3.050%, 11/30/2022
(Callable 10/31/2022)	10,000,000	10,193,150
3.000%, 07/15/2023
(Callable 05/16/2023)	5,512,000	5,670,288
3.500%, 06/15/2024
(Callable 03/17/2024)	9,000,000	9,444,103
4.125%, 11/15/2025
(Callable 09/15/2025)	3,190,000	3,490,225
4.500%, 02/25/2026
(Callable 11/27/2025)	9,810,000	10,846,215
2.400%, 03/15/2030
(Callable 12/15/2029)	15,000,000	15,136,687
4.800%, 08/15/2038
(Callable 02/15/2038)	5,000,000	6,164,331
CK Hutchison International Ltd.:
2.875%, 04/05/2022(1)(2)	8,000,000	8,040,560
2.500%, 04/15/2031
(Callable 01/15/2031)(1)(2)	13,525,000	13,689,461
CNH Industrial Capital LLC:
1.950%, 07/02/2023(1)	22,275,000	22,566,877
4.200%, 01/15/2024(1)	2,450,000	2,586,272
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	20,000,000	20,018,505
CNH Industrial NV,
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	23,656,000	25,768,050
Columbia Pipeline Group, Inc.:
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	6,199,000	6,688,341
5.800%, 06/01/2045
(Callable 12/01/2044)(1)	10,776,000	14,286,701
Comcast Corp.:
3.300%, 04/01/2027
(Callable 02/01/2027)	9,125,000	9,813,825
3.200%, 07/15/2036
(Callable 01/15/2036)	6,000,000	6,411,946
3.969%, 11/01/2047
(Callable 05/01/2047)	8,622,000	9,962,062
2.987%, 11/01/2063
(Callable 05/01/2063)(2)	14,646,000	13,966,041
CommonSpirit Health,
3.347%, 10/01/2029
(Callable 04/01/2029)	17,635,000	18,769,365
Conagra Brands, Inc.:
7.125%, 10/01/2026	6,441,000	7,876,507
7.000%, 10/01/2028	4,300,000	5,580,907
5.300%, 11/01/2038
(Callable 05/01/2038)	5,000,000	6,341,935
Corning, Inc.,
4.375%, 11/15/2057
(Callable 05/15/2057)	9,000,000	10,742,075
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	4,725,000	5,026,118
3.350%, 09/15/2026
(Callable 06/15/2026)(2)	25,300,000	26,865,641
4.800%, 02/01/2035
(Callable 08/01/2034)(2)	14,000,000	16,524,307
3.600%, 06/15/2051
(Callable 12/15/2050)(2)	21,000,000	22,074,161
CSX Corp.,
4.650%, 03/01/2068
(Callable 09/01/2067)	9,000,000	11,724,536
CVS Health Corp.:
3.625%, 04/01/2027
(Callable 02/01/2027)	3,000,000	3,257,298
3.250%, 08/15/2029
(Callable 05/15/2029)	8,000,000	8,537,276
4.780%, 03/25/2038
(Callable 09/25/2037)	40,059,000	48,959,653
2.700%, 08/21/2040
(Callable 02/21/2040)	5,000,000	4,829,618
5.125%, 07/20/2045
(Callable 01/20/2045)	44,155,000	57,569,417
5.050%, 03/25/2048
(Callable 09/25/2047)	37,300,000	48,926,402

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Daimler Finance North America LLC:
3.400%, 02/22/2022(1)(2)	$6,550,000	$6,576,694
2.550%, 08/15/2022(1)(2)	30,000,000	30,340,053
1.750%, 03/10/2023(1)(2)	20,000,000	20,201,401
Danone SA,
2.589%, 11/02/2023
(Callable 09/02/2023)(1)(2)	19,600,000	20,096,311
Dell International LLC / EMC Corp.:
5.450%, 06/15/2023
(Callable 04/15/2023)	3,973,000	4,191,415
6.020%, 06/15/2026
(Callable 03/15/2026)	80,596,000	93,203,213
6.100%, 07/15/2027
(Callable 05/15/2027)	5,580,000	6,660,005
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	27,000,000	28,547,322
Deutsche Telekom
International Finance BV,
8.750%, 06/15/2030(1)	8,661,000	12,596,288
Dignity Health,
5.267%, 11/01/2064	2,921,000	4,089,062
Dollar General Corp.,
3.500%, 04/03/2030
(Callable 01/03/2030)	7,000,000	7,571,799
DuPont de Nemours, Inc.:
4.493%, 11/15/2025
(Callable 09/15/2025)	10,000,000	11,054,529
5.319%, 11/15/2038
(Callable 05/15/2038)	29,000,000	37,453,617
DXC Technology Co.:
1.800%, 09/15/2026
(Callable 08/15/2026)	29,000,000	28,673,136
2.375%, 09/15/2028
(Callable 07/15/2028)	65,000,000	63,595,514
Eagle Materials, Inc.,
2.500%, 07/01/2031
(Callable 04/01/2031)	8,700,000	8,595,493
Eastern Gas Transmission
and Storage, Inc.:
4.800%, 11/01/2043
(Callable 05/01/2043)(2)	4,017,000	4,884,085
4.600%, 12/15/2044
(Callable 06/15/2044)(2)	3,674,000	4,382,231
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023
(Callable 02/04/2023)	4,000,000	4,095,861
Elanco Animal Health, Inc.,
5.272%, 08/28/2023
(Callable 07/28/2023)	10,000,000	10,640,150
Element Fleet Management Corp.,
3.850%, 06/15/2025
(Callable 05/15/2025)(1)(2)	18,492,000	19,661,775
Enable Midstream Partners LP,
3.900%, 05/15/2024
(Callable 02/15/2024)	5,000,000	5,221,765
Enbridge Energy Partners LP:
7.500%, 04/15/2038(1)	4,500,000	6,742,469
7.375%, 10/15/2045
(Callable 04/15/2045)(1)	20,000,000	31,275,202
Energy Transfer LP:
3.900%, 07/15/2026
(Callable 04/15/2026)	10,000,000	10,749,403
5.500%, 06/01/2027
(Callable 03/01/2027)	7,019,000	8,006,940
4.000%, 10/01/2027
(Callable 07/01/2027)	2,000,000	2,148,241
5.250%, 04/15/2029
(Callable 01/15/2029)	22,666,000	25,982,976
3.750%, 05/15/2030
(Callable 02/15/2030)	2,775,000	2,943,384
4.900%, 03/15/2035
(Callable 09/15/2034)	4,550,000	5,146,020
6.625%, 10/15/2036	6,460,000	8,197,493
5.800%, 06/15/2038
(Callable 12/15/2037)	7,797,000	9,464,624
7.500%, 07/01/2038	5,000,000	6,905,512
6.050%, 06/01/2041
(Callable 12/01/2040)	3,593,000	4,406,865
6.500%, 02/01/2042
(Callable 08/01/2041)	5,621,000	7,259,314
5.950%, 10/01/2043
(Callable 04/01/2043)	3,550,000	4,277,806
6.125%, 12/15/2045
(Callable 06/15/2045)	5,797,000	7,230,770
5.400%, 10/01/2047
(Callable 04/01/2047)	7,425,000	8,739,613
6.000%, 06/15/2048
(Callable 12/15/2047)	10,000,000	12,460,105
6.250%, 04/15/2049
(Callable 10/15/2048)	3,850,000	5,044,253
Energy Transfer Partners LP,
4.050%, 03/15/2025
(Callable 12/15/2024)	21,190,000	22,454,922
Eni SpA,
4.250%, 05/09/2029
(Callable 02/09/2029)(1)(2)	18,250,000	20,544,218
Enterprise Products Operating LLC:
5.750%, 03/01/2035	4,930,000	6,159,940
3.200%, 02/15/2052
(Callable 08/15/2051)	30,725,000	30,247,123
EQT Midstream Partners LP:
4.750%, 07/15/2023
(Callable 06/15/2023)	3,504,000	3,644,160
4.000%, 08/01/2024
(Callable 05/01/2024)	3,000,000	3,116,250
4.125%, 12/01/2026
(Callable 09/01/2026)	10,000,000	10,250,000
Equinix, Inc.:
3.200%, 11/18/2029
(Callable 08/18/2029)	2,000,000	2,104,135
2.150%, 07/15/2030
(Callable 04/15/2030)	7,675,000	7,462,147
ERAC USA Finance LLC,
3.300%, 12/01/2026
(Callable 09/01/2026)(2)	20,225,000	21,416,862
Exxon Mobil Corp.,
2.992%, 03/19/2025
(Callable 02/19/2025)	33,700,000	35,429,930
FedEx Corp.,
4.950%, 10/17/2048
(Callable 04/17/2048)	15,000,000	19,223,117
Ferguson Finance PLC:
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	34,125,000	38,464,726
3.250%, 06/02/2030
(Callable 03/02/2030)(2)	28,100,000	29,564,812

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fidelity National
Information Services, Inc.:
3.100%, 03/01/2041
(Callable 09/01/2040)	$7,100,000	$7,188,902
4.500%, 08/15/2046
(Callable 02/15/2046)	23,740,000	28,829,826
Fiserv, Inc.:
3.500%, 10/01/2022
(Callable 07/01/2022)	5,410,000	5,494,331
3.200%, 07/01/2026
(Callable 05/01/2026)	11,650,000	12,324,376
4.200%, 10/01/2028
(Callable 07/01/2028)	5,000,000	5,609,554
2.650%, 06/01/2030
(Callable 03/01/2030)	28,900,000	29,354,221
4.400%, 07/01/2049
(Callable 01/01/2049)	11,000,000	13,149,930
Flex Intermediate Holdco LLC,
3.363%, 06/30/2031
(Callable 12/30/2030)(2)	10,000,000	10,048,638
Flex Ltd.:
3.750%, 02/01/2026
(Callable 01/01/2026)	15,000,000	16,027,975
4.875%, 06/15/2029
(Callable 03/15/2029)	30,627,000	34,772,314
4.875%, 05/12/2030
(Callable 02/12/2030)	3,334,000	3,805,264
FLIR Systems, Inc.,
2.500%, 08/01/2030
(Callable 05/01/2030)	7,000,000	7,022,435
Florida Gas Transmission Co. LLC,
2.550%, 07/01/2030
(Callable 04/01/2030)(2)	18,500,000	18,574,770
Flowserve Corp.,
2.800%, 01/15/2032
(Callable 10/15/2031)	9,625,000	9,376,382
FMC Corp.:
4.100%, 02/01/2024
(Callable 11/01/2023)	46,920,000	49,191,620
3.200%, 10/01/2026
(Callable 08/01/2026)	5,000,000	5,288,214
Fomento Economico
Mexicano SAB de CV:
2.875%, 05/10/2023(1)	5,000,000	5,101,613
4.375%, 05/10/2043(1)	1,874,000	2,216,211
3.500%, 01/16/2050
(Callable 07/16/2049)(1)	42,509,000	44,577,488
Ford Motor Credit Co. LLC:
3.339%, 03/28/2022
(Callable 02/28/2022)	5,000,000	5,008,750
2.979%, 08/03/2022
(Callable 07/03/2022)	34,690,000	34,865,878
3.087%, 01/09/2023	5,900,000	5,999,740
4.140%, 02/15/2023
(Callable 01/15/2023)	10,000,000	10,238,000
5.584%, 03/18/2024
(Callable 02/18/2024)	9,350,000	10,074,625
3.664%, 09/08/2024	5,565,000	5,780,644
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029
(Callable 06/15/2029)	15,000,000	15,869,766
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	14,530,000	15,660,426
Fresenius Medical Care US
Finance III, Inc.:
1.875%, 12/01/2026
(Callable 11/01/2026)(1)(2)	4,200,000	4,157,334
3.750%, 06/15/2029
(Callable 03/15/2029)(1)(2)	24,200,000	25,870,453
2.375%, 02/16/2031
(Callable 11/16/2030)(1)(2)	25,000,000	23,915,246
3.000%, 12/01/2031
(Callable 09/01/2031)(1)(2)	10,000,000	10,102,871
GE Capital Funding LLC,
4.550%, 05/15/2032
(Callable 02/15/2032)	20,000,000	23,683,977
GE Capital International Funding
Co. Unlimited Co.,
4.418%, 11/15/2035	36,023,000	43,051,808
General Motors Co.,
6.125%, 10/01/2025
(Callable 09/01/2025)	21,479,000	24,684,374
General Motors Financial Co., Inc.:
3.150%, 06/30/2022
(Callable 05/30/2022)	6,000,000	6,067,518
1.700%, 08/18/2023	40,500,000	40,889,068
5.100%, 01/17/2024
(Callable 12/17/2023)	33,000,000	35,389,278
2.900%, 02/26/2025
(Callable 01/26/2025)	13,000,000	13,445,793
1.250%, 01/08/2026
(Callable 12/08/2025)	19,000,000	18,599,019
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	59,575,000	62,741,481
Genpact Luxembourg SARL,
1.750%, 04/10/2026
(Callable 03/10/2026)	25,000,000	24,911,865
Gilead Sciences, Inc.,
4.600%, 09/01/2035
(Callable 03/01/2035)	4,600,000	5,573,710
Glencore Finance (Canada) Ltd.,
5.550%, 10/25/2042(1)(2)	5,000,000	6,364,100
Glencore Funding LLC:
4.125%, 05/30/2023(1)(2)	3,691,000	3,838,345
4.625%, 04/29/2024(1)(2)	35,620,000	38,046,820
4.000%, 04/16/2025(1)(2)	4,450,000	4,745,346
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	25,550,000	27,580,449
3.875%, 10/27/2027
(Callable 07/27/2027)(1)(2)	2,000,000	2,148,960
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	11,000,000	12,449,478
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	61,437,000	59,560,233
3.875%, 04/27/2051
(Callable 10/27/2050)(1)(2)	6,000,000	6,290,323
3.375%, 09/23/2051
(Callable 03/23/2051)(1)(2)	6,000,000	5,800,071
Global Payments, Inc.:
4.000%, 06/01/2023
(Callable 05/01/2023)	19,700,000	20,465,945
4.800%, 04/01/2026
(Callable 01/01/2026)	13,830,000	15,361,076
3.200%, 08/15/2029
(Callable 05/15/2029)	7,500,000	7,818,752
2.900%, 05/15/2030
(Callable 02/15/2030)	14,467,000	14,744,228

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	$4,367,000	$4,376,083
3.875%, 06/27/2024(1)(2)	18,220,000	19,219,781
4.875%, 06/27/2044(1)(2)	8,250,000	9,838,139
4.700%, 11/10/2047
(Callable 05/10/2047)(1)(2)	25,000,000	29,664,750
4.000%, 09/06/2049(1)(2)	7,300,000	7,802,824
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022
(Callable 03/17/2022)	3,633,000	3,657,163
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025
(Callable 06/15/2025)(2)	5,000,000	5,443,173
HCA, Inc.:
5.250%, 04/15/2025	30,686,000	33,958,563
4.500%, 02/15/2027
(Callable 08/15/2026)	15,000,000	16,533,207
4.125%, 06/15/2029
(Callable 03/15/2029)	15,000,000	16,519,905
3.500%, 07/15/2051
(Callable 01/15/2051)	20,000,000	20,465,973
Hewlett Packard Enterprise Co.,
4.400%, 10/15/2022
(Callable 08/15/2022)	15,150,000	15,489,943
HP, Inc.:
2.200%, 06/17/2025
(Callable 05/17/2025)	15,000,000	15,316,496
3.000%, 06/17/2027
(Callable 04/17/2027)	35,000,000	36,831,056
Hubbell, Inc.,
3.150%, 08/15/2027
(Callable 05/15/2027)	11,700,000	12,314,128
Huntington Ingalls Industries, Inc.,
2.043%, 08/16/2028
(Callable 06/16/2028)(2)	35,513,000	34,796,197
Husky Energy, Inc.,
4.400%, 04/15/2029
(Callable 01/15/2029)(1)	20,000,000	22,146,944
Hutchison Whampoa International Ltd.,
3.625%, 10/31/2024(1)(2)	7,850,000	8,341,223
Hyundai Capital America:
3.950%, 02/01/2022(1)(2)	17,222,000	17,262,692
3.100%, 04/05/2022(1)(2)	21,255,000	21,396,805
3.000%, 06/20/2022(1)(2)	6,222,000	6,285,989
0.800%, 04/03/2023(1)(2)	33,750,000	33,598,639
1.250%, 09/18/2023(1)(2)	14,000,000	13,989,828
3.400%, 06/20/2024(1)(2)	19,025,000	19,834,647
5.875%, 04/07/2025
(Callable 03/07/2025)(1)(2)	3,000,000	3,357,831
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	10,000,000	9,718,782
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	22,550,000	22,114,392
Infor, Inc.,
1.750%, 07/15/2025
(Callable 06/15/2025)(2)	17,375,000	17,252,003
Ingersoll-Rand Luxembourg Finance SA,
4.500%, 03/21/2049
(Callable 09/21/2048)	10,000,000	12,414,431
Ingredion, Inc.,
2.900%, 06/01/2030
(Callable 03/01/2030)	26,775,000	27,580,834
International Business Machines Corp.,
4.150%, 05/15/2039	11,325,000	13,111,597
International Flavors & Fragrances, Inc.,
1.832%, 10/15/2027
(Callable 08/15/2027)(2)	10,000,000	9,824,526
JAB Holdings BV,
2.200%, 11/23/2030
(Callable 08/23/2030)(1)(2)	18,925,000	18,549,756
JBS USA LUX SA / JBS USA Food Co /
JBS USA Finance, Inc.,
3.000%, 05/15/2032
(Callable 02/15/2032)(2)	18,525,000	18,525,000
JM Smucker Co.:
3.500%, 03/15/2025	5,000,000	5,330,202
2.375%, 03/15/2030
(Callable 12/15/2029)	9,125,000	9,152,784
Johnson Controls International PLC:
3.900%, 02/14/2026
(Callable 11/14/2025)	3,645,000	3,947,207
6.000%, 01/15/2036	892,000	1,231,283
4.500%, 02/15/2047
(Callable 08/15/2046)	4,400,000	5,349,230
4.950%, 07/02/2064
(Callable 01/02/2064)(7)	4,029,000	5,225,936
Kansas City Southern:
4.700%, 05/01/2048
(Callable 11/01/2047)(1)	10,075,000	12,576,389
3.500%, 05/01/2050
(Callable 11/01/2049)(1)	12,000,000	12,805,011
Kellogg Co.,
2.100%, 06/01/2030
(Callable 03/01/2030)	20,000,000	19,609,558
Keysight Technologies, Inc.,
4.600%, 04/06/2027
(Callable 01/06/2027)	36,562,000	41,175,529
Kimberly-Clark de Mexico SAB de CV,
2.431%, 07/01/2031
(Callable 04/01/2031)(1)(2)	10,000,000	9,882,100
Kinder Morgan Energy Partners LP:
4.300%, 05/01/2024
(Callable 02/01/2024)	10,000,000	10,611,282
7.300%, 08/15/2033	8,103,000	11,170,865
5.800%, 03/15/2035	2,150,000	2,700,961
6.500%, 02/01/2037	6,400,000	8,468,434
6.950%, 01/15/2038	14,008,000	19,422,437
6.500%, 09/01/2039	5,359,000	7,149,062
7.500%, 11/15/2040	7,917,000	11,588,535
Kinder Morgan, Inc.:
5.625%, 11/15/2023
(Callable 08/15/2023)(2)	5,017,000	5,361,876
8.050%, 10/15/2030	3,670,000	4,973,830
7.800%, 08/01/2031	16,745,000	23,837,879
7.750%, 01/15/2032	44,035,000	61,922,574
Kinross Gold Corp.,
6.875%, 09/01/2041
(Callable 03/01/2041)(1)	3,000,000	4,020,147
Kraft Heinz Foods Co.:
3.000%, 06/01/2026
(Callable 03/01/2026)	9,249,000	9,677,894
5.000%, 07/15/2035
(Callable 01/15/2035)	10,613,000	12,990,009
Kyndryl Holdings, Inc.,
2.700%, 10/15/2028
(Callable 08/15/2028)(2)	35,000,000	33,902,248
L3Harris Technologies, Inc.,
3.832%, 04/27/2025
(Callable 01/27/2025)	5,000,000	5,332,576

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lafarge SA,
7.125%, 07/15/2036(1)	$13,596,000	$19,951,325
Leidos, Inc.:
3.625%, 05/15/2025
(Callable 04/15/2025)	12,925,000	13,725,316
4.375%, 05/15/2030
(Callable 02/15/2030)	40,178,000	44,763,113
2.300%, 02/15/2031
(Callable 11/15/2030)	8,175,000	7,870,727
Lennox International, Inc.,
3.000%, 11/15/2023
(Callable 09/15/2023)	5,930,000	6,099,068
Lockheed Martin Corp.,
3.100%, 01/15/2023
(Callable 11/15/2022)	5,000,000	5,091,526
Lundin Energy Finance BV,
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	16,875,000	16,766,264
LYB International Finance III LLC,
2.250%, 10/01/2030
(Callable 07/01/2030)	5,925,000	5,899,373
Magellan Midstream Partners LP:
3.200%, 03/15/2025
(Callable 12/15/2024)	5,000,000	5,175,264
3.950%, 03/01/2050
(Callable 09/01/2049)	5,100,000	5,421,170
Marathon Petroleum Corp.:
3.625%, 09/15/2024
(Callable 06/15/2024)	1,600,000	1,682,496
4.750%, 09/15/2044
(Callable 03/15/2044)	1,500,000	1,770,253
Marshfield Clinic Health System, Inc.,
2.703%, 02/15/2030
(Callable 08/15/2029)
(Insured by AGM)	23,125,000	23,608,308
Martin Marietta Materials, Inc.:
2.500%, 03/15/2030
(Callable 12/15/2029)	6,200,000	6,260,826
6.250%, 05/01/2037	893,000	1,162,308
McDonald’s Corp.,
3.300%, 07/01/2025
(Callable 06/01/2025)	3,000,000	3,181,574
Microchip Technology, Inc.:
4.333%, 06/01/2023
(Callable 05/01/2023)	16,455,000	17,153,178
0.972%, 02/15/2024	10,000,000	9,913,712
Microsoft Corp.:
3.950%, 08/08/2056
(Callable 02/08/2056)	9,903,000	12,353,749
2.675%, 06/01/2060
(Callable 12/01/2059)	2,097,000	2,099,872
Midwest Connector Capital Co. LLC,
4.625%, 04/01/2029
(Callable 01/01/2029)(2)	11,300,000	12,172,739
Mohawk Industries, Inc.,
3.625%, 05/15/2030
(Callable 02/15/2030)	10,000,000	10,727,875
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	9,365,000	9,823,666
Molson Coors Beverage Co.,
3.000%, 07/15/2026
(Callable 04/15/2026)	9,889,000	10,356,757
Mosaic Co.:
4.250%, 11/15/2023
(Callable 08/15/2023)	36,878,000	38,792,419
5.450%, 11/15/2033
(Callable 05/15/2033)	2,000,000	2,483,181
4.875%, 11/15/2041
(Callable 05/15/2041)	5,000,000	5,839,537
MPLX LP:
4.500%, 07/15/2023
(Callable 04/15/2023)	18,255,000	19,005,606
4.000%, 02/15/2025
(Callable 11/15/2024)	6,000,000	6,400,681
4.875%, 06/01/2025
(Callable 03/01/2025)	18,665,000	20,430,503
1.750%, 03/01/2026
(Callable 02/01/2026)	17,125,000	16,961,625
4.125%, 03/01/2027
(Callable 12/01/2026)	11,700,000	12,808,235
2.650%, 08/15/2030
(Callable 05/15/2030)	22,125,000	22,047,146
4.500%, 04/15/2038
(Callable 10/15/2037)	8,725,000	9,793,054
Mylan NV,
3.950%, 06/15/2026
(Callable 03/15/2026)	32,400,000	34,951,131
Mylan, Inc.:
3.125%, 01/15/2023(2)	5,000,000	5,104,225
4.550%, 04/15/2028
(Callable 01/15/2028)	16,705,000	18,712,081
5.200%, 04/15/2048
(Callable 10/15/2047)	9,000,000	11,176,711
Netflix, Inc.,
5.875%, 02/15/2025	5,000,000	5,619,000
Newell Brands, Inc.,
3.850%, 04/01/2023
(Callable 02/01/2023)	15,000,000	15,450,000
Norfolk Southern Corp.,
3.050%, 05/15/2050
(Callable 11/15/2049)	17,000,000	17,382,822
Nutrien Ltd.,
4.200%, 04/01/2029
(Callable 01/01/2029)(1)	7,000,000	7,902,965
nVent Finance Sarl,
4.550%, 04/15/2028
(Callable 01/15/2028)	26,190,000	29,131,983
NXP BV / NXP Funding LLC /
NXP USA, Inc.,
2.650%, 02/15/2032
(Callable 11/15/2031)(1)(2)	10,000,000	10,042,040
Occidental Petroleum Corp.:
3.200%, 08/15/2026
(Callable 06/15/2026)	11,000,000	11,335,665
7.500%, 05/01/2031	7,170,000	9,433,031
7.875%, 09/15/2031	6,320,000	8,437,200
Ochsner LSU Health
System of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	19,620,000	19,212,601
ONEOK, Inc.:
7.500%, 09/01/2023
(Callable 06/01/2023)	27,959,000	30,398,619
2.750%, 09/01/2024
(Callable 08/01/2024)	1,200,000	1,233,496
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	$26,225,000	$27,054,401
3.850%, 07/15/2036
(Callable 01/15/2036)	7,500,000	7,934,437
4.500%, 07/08/2044
(Callable 01/08/2044)	3,000,000	3,397,236
4.000%, 11/15/2047
(Callable 05/15/2047)	10,250,000	10,677,105
3.950%, 03/25/2051
(Callable 09/25/2050)	3,300,000	3,438,477
Orange SA,
9.000%, 03/01/2031(1)	29,044,000	44,546,067
Otis Worldwide Corp.,
3.362%, 02/15/2050
(Callable 08/15/2049)	3,025,000	3,199,759
Pactiv LLC,
7.950%, 12/15/2025	286,000	316,030
PeaceHealth Obligated Group,
3.218%, 11/15/2050
(Callable 05/15/2050)	7,200,000	7,564,435
Penske Truck Leasing Co.:
2.700%, 11/01/2024
(Callable 10/01/2024)(2)	5,275,000	5,436,735
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	31,150,000	33,445,149
PerkinElmer, Inc.:
3.300%, 09/15/2029
(Callable 06/15/2029)	24,200,000	25,636,490
3.625%, 03/15/2051
(Callable 09/15/2050)	12,000,000	12,993,326
Pernod Ricard SA,
4.250%, 07/15/2022(1)(2)	20,527,000	20,927,712
Perrigo Finance Unlimited Co.:
4.375%, 03/15/2026
(Callable 12/15/2025)	4,875,000	5,215,411
3.150%, 06/15/2030
(Callable 03/15/2030)	10,000,000	10,139,504
Phillips 66:
3.850%, 04/09/2025
(Callable 03/09/2025)	8,000,000	8,532,722
2.150%, 12/15/2030
(Callable 09/15/2030)	12,000,000	11,561,264
5.875%, 05/01/2042	6,000,000	8,286,308
4.875%, 11/15/2044
(Callable 05/15/2044)	26,130,000	33,038,902
Phillips 66 Partners LP:
3.605%, 02/15/2025
(Callable 11/15/2024)	3,000,000	3,158,999
3.550%, 10/01/2026
(Callable 07/01/2026)	7,000,000	7,451,478
3.150%, 12/15/2029
(Callable 09/15/2029)	12,000,000	12,452,253
Plains All American Pipeline LP /
PAA Finance Corp.,
3.550%, 12/15/2029
(Callable 09/15/2029)	10,000,000	10,368,854
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	33,267,000	33,971,408
Quanta Services, Inc.,
2.900%, 10/01/2030
(Callable 07/01/2030)	8,275,000	8,423,850
Raytheon Technologies Corp.:
3.500%, 03/15/2027
(Callable 12/15/2026)	9,578,000	10,265,575
2.250%, 07/01/2030
(Callable 04/01/2030)	24,375,000	24,331,481
4.350%, 04/15/2047
(Callable 10/15/2046)	9,175,000	11,185,194
3.125%, 07/01/2050
(Callable 01/01/2050)	6,000,000	6,151,148
Reliance Steel & Aluminum Co.,
2.150%, 08/15/2030
(Callable 05/15/2030)	10,000,000	9,727,084
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035(1)	446,000	603,878
Roche Holdings, Inc.,
2.607%, 12/13/2051
(Callable 06/13/2051)(1)(2)	12,000,000	11,754,559
Rogers Communications, Inc.,
5.450%, 10/01/2043
(Callable 04/01/2043)(1)	16,560,000	21,747,851
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025
(Callable 12/01/2024)	32,000,000	35,539,840
5.875%, 06/30/2026
(Callable 12/31/2025)	60,000,000	68,871,000
Samarco Mineracao SA,
5.750%, 10/24/2023(1)(2)(9)	4,463,000	2,878,635
Seagate HDD Cayman,
4.750%, 06/01/2023	7,500,000	7,839,112
Shell International Finance BV:
3.250%, 05/11/2025(1)	5,725,000	6,095,399
4.125%, 05/11/2035(1)	10,000,000	11,686,515
Sherwin-Williams Co.,
4.500%, 06/01/2047
(Callable 12/01/2046)	9,000,000	11,252,878
Shire Acquisitions Investments
Ireland DAC,
2.875%, 09/23/2023
(Callable 07/23/2023)(1)	26,223,000	26,972,351
SK Hynix, Inc.,
1.500%, 01/19/2026(1)(2)	21,852,000	21,381,308
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	1,339,000	1,663,151
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	14,575,000	14,089,760
Smithfield Foods, Inc.:
3.000%, 10/15/2030
(Callable 07/15/2030)(1)(2)	10,000,000	9,969,541
2.625%, 09/13/2031
(Callable 06/13/2031)(1)(2)	20,000,000	19,373,214
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	10,000,000	10,225,100
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	7,000,000	6,937,964
Solvay Finance America LLC,
4.450%, 12/03/2025
(Callable 09/03/2025)(1)(2)	61,307,000	66,834,036
Southern Copper Corp.,
7.500%, 07/27/2035(1)	5,000,000	7,143,750
Spectra Energy Partners LP,
4.500%, 03/15/2045
(Callable 09/15/2044)(1)	12,000,000	13,914,602

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Steel Dynamics, Inc.:
2.400%, 06/15/2025
(Callable 05/15/2025)	$5,000,000	$5,117,615
3.250%, 01/15/2031
(Callable 10/15/2030)	7,000,000	7,388,445
Stellantis Finance US, Inc.,
1.711%, 01/29/2027
(Callable 12/29/2026)(2)	8,175,000	8,040,491
STERIS Irish FinCo Unlimited Co.,
3.750%, 03/15/2051
(Callable 09/15/2050)	7,500,000	8,237,552
Suntory Holdings Ltd.:
2.550%, 06/28/2022
(Callable 05/28/2022)(1)(2)	16,500,000	16,623,543
2.250%, 10/16/2024
(Callable 09/16/2024)(1)(2)	8,500,000	8,664,230
SYNNEX Corp.,
1.750%, 08/09/2026
(Callable 07/09/2026)(2)	24,000,000	23,402,535
Sysco Corp.:
3.300%, 07/15/2026
(Callable 04/15/2026)	11,550,000	12,307,267
3.150%, 12/14/2051
(Callable 06/14/2051)	9,000,000	8,893,475
Takeda Pharmaceutical Co. Ltd.,
3.175%, 07/09/2050
(Callable 01/09/2050)(1)	15,000,000	15,177,560
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	31,115,000	33,400,644
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	30,327,000	33,253,836
Telecom Italia Capital SA,
7.200%, 07/18/2036(1)	5,475,000	6,277,416
Telefonica Emisiones SA:
4.665%, 03/06/2038(1)	4,000,000	4,613,797
5.213%, 03/08/2047(1)	12,225,000	15,224,888
4.895%, 03/06/2048(1)	29,050,000	35,054,720
5.520%, 03/01/2049
(Callable 09/01/2048)(1)	18,775,000	24,464,831
Teva Pharmaceutical Finance
Netherlands III BV:
2.800%, 07/21/2023(1)	25,000,000	25,086,620
3.150%, 10/01/2026(1)	15,000,000	14,100,000
Textron, Inc.,
3.000%, 06/01/2030
(Callable 03/01/2030)	19,675,000	20,323,658
Time Warner Cable LLC:
6.550%, 05/01/2037	893,000	1,170,703
6.750%, 06/15/2039	2,767,000	3,778,346
Timken Co.:
3.875%, 09/01/2024
(Callable 06/01/2024)	11,255,000	11,831,867
4.500%, 12/15/2028
(Callable 09/15/2028)	6,550,000	7,306,078
T-Mobile USA, Inc.:
3.875%, 04/15/2030
(Callable 01/15/2030)	99,265,000	108,707,620
2.550%, 02/15/2031
(Callable 11/15/2030)	20,000,000	19,921,646
3.500%, 04/15/2031
(Callable 04/15/2026)(2)	7,000,000	7,280,000
4.375%, 04/15/2040
(Callable 10/15/2039)	24,900,000	28,537,064
3.600%, 11/15/2060
(Callable 05/15/2060)(2)	19,500,000	19,485,717
TransCanada PipeLines Ltd.:
6.200%, 10/15/2037(1)	8,400,000	11,447,236
7.625%, 01/15/2039(1)	21,077,000	32,870,650
Transcontinental Gas Pipe Line Co. LLC:
7.250%, 12/01/2026	3,500,000	4,277,814
4.600%, 03/15/2048
(Callable 09/15/2047)	5,150,000	6,246,033
Triton Container International Ltd.,
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	20,000,000	19,853,564
TSMC Arizona Corp.:
3.125%, 10/25/2041
(Callable 04/25/2041)(1)	3,000,000	3,134,094
3.250%, 10/25/2051
(Callable 04/25/2051)(1)	14,775,000	15,623,482
TTX Co.:
3.600%, 01/15/2025(2)	5,000,000	5,325,267
3.900%, 02/01/2045
(Callable 08/01/2044)(2)	13,250,000	15,508,269
4.600%, 02/01/2049
(Callable 08/01/2048)(2)	8,325,000	10,764,232
Tyson Foods, Inc.,
5.100%, 09/23/2048
(Callable 03/28/2048)	10,000,000	13,493,963
Universal Health Services, Inc.:
1.650%, 09/01/2026
(Callable 08/01/2026)(2)	24,000,000	23,570,071
2.650%, 10/15/2030
(Callable 07/15/2030)(2)	10,000,000	9,919,041
UPMC,
3.600%, 04/03/2025	45,000,000	47,829,490
Vale Overseas Ltd.:
6.250%, 08/10/2026(1)	32,481,000	37,597,082
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	26,721,000	27,656,502
8.250%, 01/17/2034(1)	8,526,000	11,979,030
6.875%, 11/21/2036(1)	43,171,000	57,363,898
6.875%, 11/10/2039(1)	16,643,000	22,343,394
Valero Energy Corp.:
2.850%, 04/15/2025
(Callable 03/15/2025)	15,000,000	15,538,278
2.150%, 09/15/2027
(Callable 07/15/2027)	14,150,000	14,105,783
4.000%, 04/01/2029
(Callable 01/01/2029)	15,475,000	16,853,695
6.625%, 06/15/2037	2,100,000	2,834,946
Valero Energy Partners LP,
4.375%, 12/15/2026
(Callable 09/15/2026)	5,141,000	5,644,996
Verizon Communications, Inc.:
3.000%, 03/22/2027
(Callable 01/22/2027)	5,000,000	5,283,403
4.329%, 09/21/2028	3,077,000	3,498,174
2.550%, 03/21/2031
(Callable 12/21/2030)	6,600,000	6,666,148
4.500%, 08/10/2033	16,325,000	19,217,008
4.272%, 01/15/2036	17,148,000	20,144,415
5.250%, 03/16/2037	28,793,000	37,488,586
4.812%, 03/15/2039	36,839,000	46,301,000
2.650%, 11/20/2040
(Callable 05/20/2040)	10,000,000	9,529,750

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Verizon Communications, Inc.: (cont.)
3.400%, 03/22/2041
(Callable 09/22/2040)	$3,850,000	$4,041,852
4.862%, 08/21/2046	2,500,000	3,227,909
5.500%, 03/16/2047	5,650,000	7,906,280
3.700%, 03/22/2061
(Callable 09/22/2060)	26,725,000	29,102,298
Viatris, Inc.:
3.850%, 06/22/2040
(Callable 12/22/2039)	13,083,000	13,892,034
4.000%, 06/22/2050
(Callable 12/22/2049)	40,600,000	43,394,755
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	23,641,000	23,502,450
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	55,670,000	56,090,209
VMware, Inc.,
1.400%, 08/15/2026
(Callable 07/15/2026)	18,850,000	18,536,277
Vodafone Group PLC:
7.875%, 02/15/2030(1)	3,100,000	4,311,098
5.000%, 05/30/2038(1)	6,800,000	8,472,591
4.375%, 02/19/2043(1)	15,554,000	18,287,430
5.250%, 05/30/2048(1)	24,200,000	31,622,756
Volkswagen Group of
America Finance LLC:
4.250%, 11/13/2023(1)(2)	17,350,000	18,323,867
2.850%, 09/26/2024(1)(2)	14,000,000	14,479,600
3.350%, 05/13/2025(1)(2)	10,000,000	10,525,397
1.250%, 11/24/2025
(Callable 10/24/2025)(1)(2)	30,000,000	29,357,458
Vontier Corp.,
2.400%, 04/01/2028
(Callable 02/01/2028)(2)	4,921,000	4,754,178
Vulcan Materials Co.,
4.700%, 03/01/2048
(Callable 09/01/2047)	3,446,000	4,349,548
Wabtec Corp.:
4.375%, 08/15/2023
(Callable 05/15/2023)	2,678,000	2,783,562
4.400%, 03/15/2024
(Callable 02/15/2024)	24,825,000	26,261,696
3.450%, 11/15/2026
(Callable 08/15/2026)	28,315,000	29,974,925
4.950%, 09/15/2028
(Callable 06/15/2028)	4,739,000	5,391,019
Walgreens Boots Alliance, Inc.:
3.450%, 06/01/2026
(Callable 03/01/2026)	2,080,000	2,214,246
3.200%, 04/15/2030
(Callable 01/15/2030)	13,575,000	14,386,483
4.800%, 11/18/2044
(Callable 05/18/2044)	5,145,000	6,204,984
4.650%, 06/01/2046
(Callable 12/01/2045)	4,000,000	4,731,794
Weir Group PLC,
2.200%, 05/13/2026
(Callable 04/13/2026)(1)(2)	25,025,000	24,689,098
Western Digital Corp.,
4.750%, 02/15/2026
(Callable 11/15/2025)	4,000,000	4,370,000
Western Gas Partners LP:
4.000%, 07/01/2022
(Callable 04/01/2022)	10,463,000	10,489,158
3.950%, 06/01/2025
(Callable 03/01/2025)	8,000,000	8,383,560
Western Midstream Operating LP,
4.350%, 02/01/2025
(Callable 01/01/2025)	20,000,000	20,900,400
Westinghouse Air Brake
Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	10,295,000	10,718,914
WestRock MWV LLC,
8.200%, 01/15/2030	7,963,000	11,049,439
Williams Companies, Inc.:
3.600%, 03/15/2022
(Callable 01/15/2022)	10,176,000	10,185,127
3.700%, 01/15/2023
(Callable 10/15/2022)	1,690,000	1,727,352
4.300%, 03/04/2024
(Callable 12/04/2023)	7,310,000	7,715,277
4.550%, 06/24/2024
(Callable 03/24/2024)	7,000,000	7,492,005
3.900%, 01/15/2025
(Callable 10/15/2024)	3,160,000	3,359,032
8.750%, 03/15/2032	5,750,000	8,523,355
6.300%, 04/15/2040	8,142,000	11,051,270
4.850%, 03/01/2048
(Callable 09/01/2047)	7,000,000	8,532,653
Woodside Finance Ltd.:
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	12,300,000	12,930,027
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	42,480,000	47,504,024
Worthington Industries, Inc.,
4.550%, 04/15/2026	9,155,000	10,030,578
WRKCo, Inc.,
3.000%, 09/15/2024
(Callable 07/15/2024)	14,895,000	15,530,924
Xylem, Inc.,
2.250%, 01/30/2031
(Callable 10/30/2030)	9,134,000	9,062,234
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	23,500,000	25,035,777
Zimmer Biomet Holdings, Inc.,
5.750%, 11/30/2039	11,967,000	16,021,743
Zimmer Holdings, Inc.,
3.150%, 04/01/2022
(Callable 02/01/2022)	9,500,000	9,519,014
Zoetis, Inc.:
3.250%, 02/01/2023
(Callable 11/01/2022)	34,200,000	34,852,022
4.700%, 02/01/2043
(Callable 08/01/2042)	3,568,000	4,560,283
Total Industrials
(Cost $8,234,814,003)		8,631,367,756	21.6%
Utilities
Ameren Corp.,
3.500%, 01/15/2031
(Callable 10/15/2030)	20,000,000	21,598,470
American Electric Power Co., Inc.,
3.250%, 03/01/2050
(Callable 09/01/2049)	10,175,000	10,028,296

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023
(Callable 02/01/2023)(1)(2)	$5,000,000	$5,134,662
Avangrid, Inc.,
3.200%, 04/15/2025
(Callable 03/15/2025)(1)	14,000,000	14,718,570
Berkshire Hathaway Energy Co.:
3.700%, 07/15/2030
(Callable 04/15/2030)	18,425,000	20,368,230
2.850%, 05/15/2051
(Callable 11/15/2050)	13,675,000	13,213,977
Consumers Energy Co.,
3.500%, 08/01/2051
(Callable 02/01/2051)	9,400,000	10,568,844
Dominion Energy, Inc.:
2.450%, 01/15/2023(2)	15,000,000	15,249,364
3.375%, 04/01/2030
(Callable 01/01/2030)	10,000,000	10,622,114
Duke Energy Corp.,
2.650%, 09/01/2026
(Callable 06/01/2026)	10,000,000	10,358,714
Duquesne Light Holdings, Inc.,
2.775%, 01/07/2032
(Callable 10/07/2031)(2)	2,810,000	2,779,728
Edison International,
2.950%, 03/15/2023
(Callable 01/15/2023)	5,000,000	5,079,786
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	19,175,000	20,125,132
Enel Finance International NV:
3.500%, 04/06/2028(1)(2)	8,000,000	8,557,651
6.800%, 09/15/2037(1)(2)	8,440,000	12,037,339
4.750%, 05/25/2047(1)(2)	63,375,000	77,978,435
Entergy Corp.,
2.950%, 09/01/2026
(Callable 06/01/2026)	13,075,000	13,641,696
Essential Utilities, Inc.,
2.704%, 04/15/2030
(Callable 01/15/2030)	14,100,000	14,336,681
Evergy, Inc.,
2.450%, 09/15/2024
(Callable 08/15/2024)	6,675,000	6,848,027
Eversource Energy,
1.650%, 08/15/2030
(Callable 05/15/2030)	9,925,000	9,289,683
Exelon Corp.:
4.050%, 04/15/2030
(Callable 01/15/2030)	8,900,000	9,897,872
4.950%, 06/15/2035
(Callable 12/15/2034)	3,500,000	4,169,199
FirstEnergy Corp.:
2.650%, 03/01/2030
(Callable 12/01/2029)	4,300,000	4,246,250
3.400%, 03/01/2050
(Callable 09/01/2049)	15,000,000	14,700,000
FirstEnergy Transmission LLC,
2.866%, 09/15/2028
(Callable 07/15/2028)(2)	10,000,000	10,026,805
Interstate Power and Light Co.,
2.300%, 06/01/2030
(Callable 03/01/2030)	9,350,000	9,306,952
ITC Holdings Corp.:
3.350%, 11/15/2027
(Callable 08/15/2027)(1)	25,581,000	27,098,963
2.950%, 05/14/2030
(Callable 02/14/2030)(1)(2)	10,000,000	10,220,580
KeySpan Corp.,
8.000%, 11/15/2030(1)	6,500,000	8,700,963
Liberty Utilities Finance GP 1,
2.050%, 09/15/2030
(Callable 06/15/2030)(1)(2)	10,000,000	9,543,756
National Rural Utilities
Cooperative Finance Corp.,
8.000%, 03/01/2032	4,659,000	6,789,595
NiSource, Inc.:
3.600%, 05/01/2030
(Callable 02/01/2030)	6,835,000	7,374,060
5.250%, 02/15/2043
(Callable 08/15/2042)	5,779,000	7,412,370
3.950%, 03/30/2048
(Callable 09/30/2047)	11,750,000	13,242,378
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	9,500,000	9,879,433
RGS I&M Funding Corp.,
9.820%, 12/07/2022	16,195	16,281
Southern Co.,
4.250%, 07/01/2036
(Callable 01/01/2036)	5,525,000	6,242,697
Southern Company Gas
Capital Corporation,
3.150%, 09/30/2051
(Callable 03/30/2051)	7,850,000	7,781,288
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	1,785,000	1,801,821
Xcel Energy, Inc.,
3.400%, 06/01/2030
(Callable 12/01/2029)	15,000,000	16,108,316
Total Utilities
(Cost $465,445,455)		487,094,978	1.2%
Financials
ABN AMRO Bank NV:
7.750%, 05/15/2023(1)(2)	7,200,000	7,721,041
4.750%, 07/28/2025(1)(2)	62,453,000	68,001,751
4.800%, 04/18/2026(1)(2)	42,935,000	47,293,761
1.542%, 06/16/2027
(1 Year CMT Rate + 0.800%)
(Callable 06/16/2026)(1)(2)(3)	5,000,000	4,903,825
3.324%, 03/13/2037
(5 Year CMT Rate + 1.900%)
(Callable 12/13/2031)(1)(2)(3)	5,000,000	5,001,570
AerCap Holdings NV:
4.875%, 01/16/2024
(Callable 12/16/2023)(1)	20,000,000	21,271,954
2.875%, 08/14/2024
(Callable 07/14/2024)(1)	20,000,000	20,576,629
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	9,350,000	9,432,859
3.000%, 10/29/2028
(Callable 08/29/2028)(1)	9,175,000	9,312,670
AIA Group Ltd.,
3.200%, 03/11/2025
(Callable 12/11/2024)(1)(2)	6,000,000	6,251,820
Air Lease Corp.:
4.250%, 02/01/2024
(Callable 01/01/2024)	8,550,000	9,009,381

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Air Lease Corp.: (cont.)
2.300%, 02/01/2025
(Callable 01/01/2025)	$15,000,000	$15,211,304
American International Group, Inc.:
4.125%, 02/15/2024	893,000	948,339
3.750%, 07/10/2025
(Callable 04/10/2025)	12,135,000	12,989,967
3.875%, 01/15/2035
(Callable 07/15/2034)	19,875,000	22,004,254
6.820%, 11/15/2037	1,410,000	2,003,192
Ameriprise Financial, Inc.,
3.000%, 04/02/2025
(Callable 03/02/2025)	13,700,000	14,307,112
AmSouth Bancorporation,
6.750%, 11/01/2025	223,000	260,839
Anthem, Inc.:
2.375%, 01/15/2025
(Callable 12/15/2024)	6,000,000	6,188,733
5.100%, 01/15/2044	1,584,000	2,097,411
4.375%, 12/01/2047
(Callable 06/01/2047)	8,650,000	10,573,257
ANZ New Zealand (Int’l) Ltd.,
3.400%, 03/19/2024(1)(2)	2,000,000	2,100,631
Aon PLC:
4.000%, 11/27/2023
(Callable 08/27/2023)	6,150,000	6,437,373
3.875%, 12/15/2025
(Callable 09/15/2025)	9,126,000	9,862,602
4.450%, 05/24/2043
(Callable 02/24/2043)	1,274,000	1,498,752
Arthur J. Gallagher & Co.,
3.500%, 05/20/2051
(Callable 11/20/2050)	5,625,000	5,962,425
ASB Bank Ltd.,
3.750%, 06/14/2023(1)(2)	10,000,000	10,415,491
Australia & New Zealand
Banking Group Ltd.:
4.500%, 03/19/2024(1)(2)	44,423,000	47,298,639
2.950%, 07/22/2030
(5 Year CMT Rate + 1.288%)
(Callable 07/22/2025)(1)(2)(3)	5,000,000	5,126,000
2.570%, 11/25/2035
(5 Year CMT Rate + 1.700%)
(Callable 11/25/2030)(1)(2)(3)	15,000,000	14,378,294
Banco Bilbao Vizcaya Argentaria SA,
1.125%, 09/18/2025(1)	25,000,000	24,497,811
Banco Santander SA:
3.500%, 04/11/2022(1)	13,000,000	13,098,933
2.746%, 05/28/2025(1)	7,000,000	7,238,224
5.179%, 11/19/2025(1)	25,983,000	28,927,866
1.722%, 09/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 09/14/2026)(1)(3)	11,325,000	11,125,484
4.379%, 04/12/2028(1)	13,400,000	14,953,748
3.490%, 05/28/2030(1)	5,000,000	5,283,522
2.749%, 12/03/2030(1)	19,250,000	18,857,438
3.225%, 11/22/2032
(1 Year CMT Rate + 1.600%)
(Callable 11/22/2031)(1)(3)	26,000,000	26,054,598
Bank of America Corp.:
3.300%, 01/11/2023	7,000,000	7,192,045
4.125%, 01/22/2024	15,000,000	15,939,346
3.458%, 03/15/2025
(3 Month LIBOR USD + 0.970%)
(Callable 03/15/2024)(3)	28,881,000	30,209,253
3.093%, 10/01/2025
(3 Month LIBOR USD + 1.090%)
(Callable 10/01/2024)(3)	10,000,000	10,407,088
2.456%, 10/22/2025
(3 Month LIBOR USD + 0.870%)
(Callable 10/22/2024)(3)	17,775,000	18,260,041
3.559%, 04/23/2027
(3 Month LIBOR USD + 1.060%)
(Callable 04/23/2026)(3)	9,000,000	9,629,242
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	35,000,000	34,765,029
3.419%, 12/20/2028
(3 Month LIBOR USD + 1.040%)
(Callable 12/20/2027)(3)	37,683,000	40,261,461
2.087%, 06/14/2029 (SOFR + 1.060%)
(Callable 06/14/2028)(3)	15,000,000	14,907,312
3.194%, 07/23/2030
(3 Month LIBOR USD + 1.180%)
(Callable 07/23/2029)(3)	5,000,000	5,277,823
2.496%, 02/13/2031
(3 Month LIBOR USD + 0.990%)
(Callable 02/13/2030)(3)	13,000,000	13,046,246
2.592%, 04/29/2031 (SOFR + 2.150%)
(Callable 04/29/2030)(3)	60,000,000	60,672,737
7.750%, 05/14/2038	1,138,000	1,786,799
Bank of Ireland Group PLC,
2.029%, 09/30/2027
(1 Year CMT Rate + 1.100%)
(Callable 09/30/2026)(1)(2)(3)	20,000,000	19,641,325
Bank of New Zealand,
2.000%, 02/21/2025(1)(2)	16,000,000	16,283,799
Bank of Nova Scotia,
4.500%, 12/16/2025(1)	8,500,000	9,341,289
Bank of Tokyo-Mitsubishi UFJ Ltd.:
4.100%, 09/09/2023(1)(2)	2,911,000	3,065,782
3.750%, 03/10/2024(1)(2)	2,800,000	2,952,305
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023(1)(2)	34,100,000	35,586,856
Barclays PLC:
3.684%, 01/10/2023
(Callable 01/10/2022)(1)	25,475,000	25,486,862
4.610%, 02/15/2023
(3 Month LIBOR USD + 1.400%)
(Callable 02/15/2022)(1)(3)	10,000,000	10,042,842
4.338%, 05/16/2024
(3 Month LIBOR USD + 1.356%)
(Callable 05/16/2023)(1)(3)	13,000,000	13,533,804
3.650%, 03/16/2025(1)	8,100,000	8,555,251
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)	34,300,000	36,078,269
2.852%, 05/07/2026
(3 Month LIBOR USD + 2.714%)
(Callable 05/07/2025)(1)(3)	10,000,000	10,317,894
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	20,000,000	21,848,517
BBVA USA:
2.875%, 06/29/2022
(Callable 05/29/2022)	8,000,000	8,081,685
3.875%, 04/10/2025
(Callable 03/10/2025)	36,235,000	38,900,627
Belrose Funding Trust,
2.330%, 08/15/2030
(Callable 05/15/2030)(2)	13,950,000	13,692,228
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	$3,500,000	$4,277,587
BNP Paribas SA:
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)
(Callable 11/19/2024)(1)(2)(3)	17,100,000	17,602,269
4.375%, 05/12/2026(1)(2)	45,131,000	49,103,402
2.219%, 06/09/2026 (SOFR + 2.074%)
(Callable 06/09/2025)(1)(2)(3)	15,000,000	15,146,095
1.323%, 01/13/2027 (SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	28,350,000	27,600,413
4.625%, 03/13/2027(1)(2)	4,500,000	4,991,053
1.904%, 09/30/2028 (SOFR + 1.609%)
(Callable 09/30/2027)(1)(2)(3)	27,000,000	26,375,641
2.159%, 09/15/2029 (SOFR + 1.218%)
(Callable 09/15/2028)(1)(2)(3)	10,200,000	9,995,704
2.871%, 04/19/2032 (SOFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	19,075,000	19,349,036
2.588%, 08/12/2035
(5 Year CMT Rate + 2.050%)
(Callable 08/12/2030)(1)(2)(3)	14,000,000	13,426,294
BNZ International Funding Ltd.:
2.650%, 11/03/2022(1)(2)	20,350,000	20,698,971
3.375%, 03/01/2023(1)(2)	20,000,000	20,592,224
BPCE SA:
5.700%, 10/22/2023(1)(2)	22,955,000	24,678,041
5.150%, 07/21/2024(1)(2)	31,285,000	33,889,276
2.375%, 01/14/2025(1)(2)	12,000,000	12,213,103
4.500%, 03/15/2025(1)(2)	55,492,000	59,817,749
1.652%, 10/06/2026 (SOFR + 1.520%)
(Callable 10/06/2025)(1)(2)(3)	25,000,000	24,677,605
2.277%, 01/20/2032 (SOFR + 1.312%)
(Callable 01/20/2031)(1)(2)(3)	12,850,000	12,395,339
3.116%, 10/19/2032 (SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	40,100,000	40,274,651
Brown & Brown, Inc.:
4.500%, 03/15/2029
(Callable 12/15/2028)	23,825,000	26,810,595
2.375%, 03/15/2031
(Callable 12/15/2030)	27,360,000	26,679,074
Canadian Imperial Bank of Commerce,
3.100%, 04/02/2024(1)	37,700,000	39,312,639
Capital One Financial Corp.:
3.200%, 01/30/2023
(Callable 12/30/2022)	6,550,000	6,709,280
3.900%, 01/29/2024
(Callable 12/29/2023)	4,550,000	4,788,835
3.300%, 10/30/2024
(Callable 09/30/2024)	2,998,000	3,155,949
3.650%, 05/11/2027
(Callable 04/11/2027)	42,750,000	46,081,454
Capital One NA,
3.375%, 02/15/2023	45,962,000	47,236,156
Centene Corp.:
2.500%, 03/01/2031
(Callable 12/01/2030)	35,000,000	34,073,025
2.625%, 08/01/2031
(Callable 05/01/2031)	12,000,000	11,760,000
Charles Schwab Corp.,
3.625%, 04/01/2025
(Callable 01/01/2025)	7,000,000	7,460,941
Citigroup, Inc.:
2.750%, 04/25/2022
(Callable 03/25/2022)	11,575,000	11,637,666
3.142%, 01/24/2023
(3 Month LIBOR USD + 0.722%)
(Callable 01/24/2022)(3)	12,200,000	12,215,470
2.876%, 07/24/2023
(3 Month LIBOR USD + 0.950%)
(Callable 07/24/2022)(3)	20,350,000	20,595,036
1.601%, 09/01/2023
(3 Month LIBOR USD + 1.430%)
(Callable 09/01/2022)(3)	7,000,000	7,051,044
4.044%, 06/01/2024
(3 Month LIBOR USD + 1.023%)
(Callable 06/01/2023)(3)	22,600,000	23,555,607
3.750%, 06/16/2024	1,000,000	1,061,087
3.352%, 04/24/2025
(3 Month LIBOR USD + 0.897%)
(Callable 04/24/2024)(3)	5,650,000	5,900,500
3.700%, 01/12/2026	4,500,000	4,868,145
3.106%, 04/08/2026 (SOFR + 2.842%)
(Callable 04/08/2025)(3)	20,000,000	20,975,116
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.563%)
(Callable 01/10/2027)(3)	40,600,000	44,043,826
3.668%, 07/24/2028
(3 Month LIBOR USD + 1.390%)
(Callable 07/24/2027)(3)	3,142,000	3,391,031
3.520%, 10/27/2028
(3 Month LIBOR USD + 1.151%)
(Callable 10/27/2027)(3)	1,500,000	1,610,141
2.572%, 06/03/2031 (SOFR + 2.107%)
(Callable 06/03/2030)(3)	25,000,000	25,242,388
2.561%, 05/01/2032 (SOFR + 1.167%)
(Callable 05/01/2031)(3)	6,000,000	6,037,975
Citizens Bank NA:
2.250%, 04/28/2025
(Callable 03/28/2025)	20,000,000	20,474,568
3.750%, 02/18/2026
(Callable 11/18/2025)	12,120,000	13,064,200
Citizens Financial Group, Inc.:
2.850%, 07/27/2026
(Callable 04/27/2026)	10,000,000	10,422,532
3.250%, 04/30/2030
(Callable 01/30/2030)	28,025,000	29,619,902
CNA Financial Corp.:
7.250%, 11/15/2023	4,000,000	4,438,003
4.500%, 03/01/2026
(Callable 12/01/2025)	14,000,000	15,454,484
3.450%, 08/15/2027
(Callable 05/15/2027)	12,000,000	12,911,400
3.900%, 05/01/2029
(Callable 02/01/2029)	8,000,000	8,861,792
Comerica Bank,
4.000%, 07/27/2025	10,000,000	10,813,960
Commonwealth Bank of Australia:
2.688%, 03/11/2031(1)(2)	10,000,000	9,845,076
3.610%, 09/12/2034
(5 Year CMT Rate + 2.050%)
(Callable 09/12/2029)(1)(2)(3)	10,000,000	10,464,741
3.743%, 09/12/2039(1)(2)	23,500,000	25,246,092
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	20,397,000	22,105,622
3.750%, 07/21/2026(1)	20,829,000	22,443,699

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Credit Agricole SA:
3.375%, 01/10/2022(1)(2)	$10,180,000	$10,184,294
3.750%, 04/24/2023(1)(2)	5,000,000	5,180,725
3.250%, 10/04/2024(1)(2)	8,575,000	8,972,307
4.375%, 03/17/2025(1)(2)	4,204,000	4,514,339
1.247%, 01/26/2027 (SOFR + 0.892%)
(Callable 01/26/2026)(1)(2)(3)	20,000,000	19,471,275
3.250%, 01/14/2030(1)(2)	6,800,000	7,048,021
4.000%, 01/10/2033
(5 Year Swap Rate USD + 1.644%)
(Callable 01/10/2028)(1)(2)(3)	8,000,000	8,531,188
Credit Suisse AG,
3.625%, 09/09/2024(1)	4,325,000	4,587,253
Credit Suisse Group AG:
3.574%, 01/09/2023
(Callable 01/09/2022)(1)(2)	17,000,000	17,004,812
4.207%, 06/12/2024
(3 Month LIBOR USD + 1.240%)
(Callable 06/12/2023)(1)(2)(3)	8,325,000	8,662,677
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	12,250,000	12,511,747
2.193%, 06/05/2026 (SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	15,000,000	15,090,357
1.305%, 02/02/2027 (SOFR + 0.980%)
(Callable 02/02/2026)(1)(2)(3)	40,000,000	38,646,479
4.282%, 01/09/2028
(Callable 01/09/2027)(1)(2)	17,403,000	18,902,326
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)	11,000,000	11,783,402
4.194%, 04/01/2031 (SOFR + 3.730%)
(Callable 04/01/2030)(1)(2)(3)	20,000,000	22,078,118
3.091%, 05/14/2032 (SOFR + 1.730%)
(Callable 05/14/2031)(1)(2)(3)	10,000,000	10,186,870
Credit Suisse Group
Funding Guernsey Ltd.:
3.800%, 06/09/2023(1)	14,550,000	15,075,824
4.550%, 04/17/2026(1)	7,000,000	7,716,170
Credit Suisse USA, Inc.,
7.125%, 07/15/2032(1)	5,063,000	7,202,733
CyrusOne LP / CyrusOne Finance Corp.,
2.150%, 11/01/2030
(Callable 08/01/2030)	11,000,000	10,885,270
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	12,000,000	12,089,657
Danske Bank A/S,
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	20,000,000	19,713,054
Deutsche Bank AG:
5.000%, 02/14/2022(1)	10,000,000	10,045,334
3.300%, 11/16/2022(1)	22,175,000	22,634,848
3.950%, 02/27/2023(1)	14,875,000	15,338,789
3.700%, 05/30/2024(1)	10,000,000	10,509,800
2.222%, 09/18/2024 (SOFR + 2.159%)
(Callable 09/18/2023)(1)(3)	52,000,000	52,674,331
2.129%, 11/24/2026 (SOFR + 1.870%)
(Callable 11/24/2025)(1)(3)	22,755,000	22,728,765
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	10,000,000	9,998,633
3.035%, 05/28/2032 (SOFR + 1.718%)
(Callable 05/28/2031)(1)(3)	14,000,000	14,122,743
Discover Bank:
3.350%, 02/06/2023
(Callable 01/06/2023)	8,600,000	8,806,251
4.200%, 08/08/2023	20,000,000	21,005,128
3.450%, 07/27/2026
(Callable 04/27/2026)	22,000,000	23,283,487
4.650%, 09/13/2028
(Callable 06/13/2028)	13,747,000	15,610,488
Discover Financial Services:
3.950%, 11/06/2024
(Callable 08/06/2024)	10,000,000	10,637,307
4.100%, 02/09/2027
(Callable 11/09/2026)	38,019,000	41,232,232
DNB Bank ASA:
1.127%, 09/16/2026
(5 Year CMT Rate + 0.850%)
(Callable 09/16/2025)(1)(2)(3)	2,000,000	1,957,654
1.535%, 05/25/2027
(1 Year CMT Rate + 0.720%)
(Callable 05/25/2026)(1)(2)(3)	15,000,000	14,795,105
Extra Space Storage LP,
2.550%, 06/01/2031
(Callable 03/01/2031)	10,000,000	9,851,597
Federation des Caisses
Desjardins du Quebec,
2.050%, 02/10/2025(1)(2)	12,100,000	12,255,388
FirstMerit Bank NA,
4.270%, 11/25/2026	4,600,000	5,051,835
Five Corners Funding Trust,
4.419%, 11/15/2023(2)	11,330,000	12,010,127
Five Corners Funding Trust II,
2.850%, 05/15/2030
(Callable 02/15/2030)(2)	30,000,000	31,116,698
FMR LLC,
4.950%, 02/01/2033(2)	1,750,000	2,139,555
Globe Life, Inc.:
3.800%, 09/15/2022	12,475,000	12,739,480
4.550%, 09/15/2028
(Callable 06/15/2028)	5,000,000	5,673,387
Goldman Sachs Group, Inc.:
2.908%, 06/05/2023
(3 Month LIBOR USD + 1.053%)
(Callable 06/05/2022)(3)	12,000,000	12,100,237
2.905%, 07/24/2023
(3 Month LIBOR USD + 0.990%)
(Callable 07/24/2022)(3)	8,000,000	8,090,307
1.776%, 11/29/2023
(3 Month LIBOR USD + 1.600%)(3)	5,000,000	5,101,058
3.850%, 07/08/2024
(Callable 04/08/2024)	3,000,000	3,171,301
3.500%, 01/23/2025
(Callable 10/23/2024)	3,000,000	3,162,314
3.500%, 04/01/2025
(Callable 03/01/2025)	5,000,000	5,288,845
3.750%, 05/22/2025
(Callable 02/22/2025)	5,000,000	5,338,129
3.272%, 09/29/2025
(3 Month LIBOR USD + 1.201%)
(Callable 09/29/2024)(3)	15,000,000	15,741,988
1.093%, 12/09/2026 (SOFR + 0.789%)
(Callable 12/09/2025)(3)	10,000,000	9,749,491
1.886%, 10/28/2027
(3 Month LIBOR USD + 1.750%)
(Callable 10/28/2026)(3)	10,000,000	10,466,161

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Goldman Sachs Group, Inc.: (cont.)
3.691%, 06/05/2028
(3 Month LIBOR USD + 1.510%)
(Callable 06/05/2027)(3)	$6,775,000	$7,300,359
4.223%, 05/01/2029
(3 Month LIBOR USD + 1.301%)
(Callable 05/01/2028)(3)	10,000,000	11,116,832
3.800%, 03/15/2030
(Callable 12/15/2029)	30,000,000	33,055,932
1.992%, 01/27/2032 (SOFR + 1.090%)
(Callable 01/27/2031)(3)	10,000,000	9,598,627
2.615%, 04/22/2032 (SOFR + 1.281%)
(Callable 04/22/2031)(3)	9,625,000	9,705,100
6.345%, 02/15/2034	1,053,000	1,453,378
Guardian Life Global Funding,
3.400%, 04/25/2023(2)	6,950,000	7,186,078
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	5,000,000	6,405,614
3.700%, 01/22/2070
(Callable 07/22/2069)(2)	15,062,000	16,527,765
4.850%, 01/24/2077(2)	24,727,000	32,448,002
Hanover Insurance Group, Inc.,
2.500%, 09/01/2030
(Callable 06/01/2030)	10,550,000	10,501,127
Hartford Financial Services Group, Inc.,
3.600%, 08/19/2049
(Callable 02/19/2049)	7,000,000	7,690,058
Health Care Service Corp.
A Mutual Legal Reserve Co.,
2.200%, 06/01/2030
(Callable 03/01/2030)(2)	6,125,000	6,004,747
High Street Funding Trust II,
4.682%, 02/15/2048
(Callable 11/15/2047)(2)	2,000,000	2,460,057
HSBC Bank PLC,
7.650%, 05/01/2025(1)	2,525,000	2,971,851
HSBC Bank USA NA,
7.000%, 01/15/2039(1)	4,200,000	6,535,709
HSBC Holdings PLC:
3.262%, 03/13/2023
(3 Month LIBOR USD + 1.055%)
(Callable 03/13/2022)(1)(3)	17,600,000	17,683,253
3.600%, 05/25/2023(1)	2,275,000	2,359,374
3.950%, 05/18/2024
(3 Month LIBOR USD + 0.987%)
(Callable 05/18/2023)(1)(3)	6,000,000	6,222,862
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	26,550,000	27,865,568
1.645%, 04/18/2026 (SOFR + 1.538%)
(Callable 04/18/2025)(1)(3)	15,000,000	14,881,906
4.292%, 09/12/2026
(3 Month LIBOR USD + 1.348%)
(Callable 09/12/2025)(1)(3)	7,450,000	8,046,704
4.375%, 11/23/2026(1)	10,000,000	10,977,185
1.589%, 05/24/2027 (SOFR + 1.290%)
(Callable 05/24/2026)(1)(3)	22,500,000	22,015,726
2.251%, 11/22/2027 (SOFR + 1.100%)
(Callable 11/22/2026)(1)(3)	10,000,000	10,035,400
2.013%, 09/22/2028 (SOFR + 1.732%)
(Callable 09/22/2027)(1)(3)	25,000,000	24,489,670
2.206%, 08/17/2029 (SOFR + 1.285%)
(Callable 08/17/2028)(1)(3)	13,200,000	12,950,609
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)
(Callable 05/22/2029)(1)(3)	2,000,000	2,171,418
2.804%, 05/24/2032 (SOFR + 1.187%)
(Callable 05/24/2031)(1)(3)	16,000,000	16,067,750
Invesco Finance PLC:
3.125%, 11/30/2022	5,902,000	6,036,005
3.750%, 01/15/2026	4,900,000	5,300,111
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	23,475,000	24,463,310
Jefferies Group LLC:
4.850%, 01/15/2027	4,600,000	5,220,916
4.150%, 01/23/2030	10,000,000	11,096,555
6.250%, 01/15/2036	1,390,000	1,845,123
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(1)(2)	13,339,000	14,967,631
JPMorgan Chase & Co.:
1.354%, 10/24/2023
(3 Month LIBOR USD + 1.230%)
(Callable 10/24/2022)(3)	15,000,000	15,089,835
3.559%, 04/23/2024
(3 Month LIBOR USD + 0.730%)
(Callable 04/23/2023)(3)	15,000,000	15,502,047
3.125%, 01/23/2025
(Callable 10/23/2024)	14,000,000	14,705,588
2.301%, 10/15/2025 (SOFR + 1.160%)
(Callable 10/15/2024)(3)	10,000,000	10,229,300
2.005%, 03/13/2026 (SOFR + 1.585%)
(Callable 03/13/2025)(3)	50,000,000	50,610,219
2.083%, 04/22/2026 (SOFR + 1.850%)
(Callable 04/22/2025)(3)	76,000,000	77,169,969
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	25,000,000	24,367,307
1.578%, 04/22/2027 (SOFR + 0.885%)
(Callable 04/22/2026)(3)	50,000,000	49,437,605
1.470%, 09/22/2027 (SOFR + 0.765%)
(Callable 09/22/2026)(3)	11,875,000	11,647,136
2.522%, 04/22/2031 (SOFR + 2.040%)
(Callable 04/22/2030)(3)	28,000,000	28,329,602
1.953%, 02/04/2032 (SOFR + 1.065%)
(Callable 02/04/2031)(3)	22,000,000	21,213,678
2.580%, 04/22/2032 (SOFR + 1.250%)
(Callable 04/22/2031)(3)	10,000,000	10,139,990
5.600%, 07/15/2041	4,106,000	5,700,626
KeyBank NA:
3.180%, 05/22/2022	6,500,000	6,565,606
3.400%, 05/20/2026	18,965,000	20,217,144
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	59,600,000	61,449,291
Lexington Realty Trust,
2.700%, 09/15/2030
(Callable 06/15/2030)	7,000,000	6,940,918
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023(2)	591,000	617,337
4.569%, 02/01/2029(2)	2,087,000	2,400,202
3.951%, 10/15/2050
(Callable 04/15/2050)(2)	2,231,000	2,478,334
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	465,000	733,170
Life Storage LP,
3.500%, 07/01/2026
(Callable 04/01/2026)	6,819,000	7,298,210

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lincoln National Corp.,
3.050%, 01/15/2030
(Callable 10/15/2029)	$24,650,000	$25,657,262
Lloyds Bank PLC:
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)
(Callable 11/07/2022)(1)(3)	18,669,000	18,970,828
3.870%, 07/09/2025
(1 Year CMT Rate + 3.500%)
(Callable 07/09/2024)(1)(3)	15,000,000	15,848,746
2.438%, 02/05/2026
(1 Year CMT Rate + 1.000%)
(Callable 02/05/2025)(1)(3)	15,725,000	16,037,633
1.627%, 05/11/2027
(1 Year CMT Rate + 0.850%)
(Callable 05/11/2026)(1)(3)	10,000,000	9,849,969
3.574%, 11/07/2028
(3 Month LIBOR USD + 1.205%)
(Callable 11/07/2027)(1)(3)	10,000,000	10,687,523
Macquarie Bank Ltd.:
4.875%, 06/10/2025(1)(2)	23,717,000	25,873,893
3.624%, 06/03/2030(1)(2)	12,550,000	13,106,775
Macquarie Group Ltd.:
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)
(Callable 11/28/2022)(1)(2)(3)	29,067,000	29,572,165
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)
(Callable 03/27/2023)(1)(2)(3)	24,000,000	24,864,168
1.340%, 01/12/2027 (SOFR + 1.069%)
(Callable 01/12/2026)(1)(2)(3)	19,000,000	18,495,370
2.871%, 01/14/2033 (SOFR + 1.532%)
(Callable 01/14/2032)(1)(2)(3)	25,000,000	24,954,110
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	10,000,000	10,951,245
5.375%, 03/04/2046(1)	5,150,000	7,231,557
Maple Grove Funding Trust I,
4.161%, 08/15/2051
(Callable 02/15/2051)(2)	15,000,000	15,499,243
Marsh & McLennan Companies, Inc.:
2.250%, 11/15/2030
(Callable 08/15/2030)	5,000,000	4,995,010
5.875%, 08/01/2033	8,429,000	11,192,869
4.350%, 01/30/2047
(Callable 07/30/2046)	3,450,000	4,268,234
Massachusetts Mutual Life Insurance Co.:
5.077%, 02/15/2069
(3 Month LIBOR USD + 3.191%)
(Callable 02/15/2049)(2)(3)	40,670,000	50,607,209
3.729%, 10/15/2070(2)	16,676,000	18,544,049
4.900%, 04/01/2077(2)	11,175,000	14,664,631
MBIA Insurance Corp.,
11.384%, 01/15/2033
(3 Month LIBOR USD + 11.260%)
(Callable 01/15/2023)(2)(3)(9)	714,000	85,680
MetLife, Inc.:
6.500%, 12/15/2032	466,000	647,978
4.875%, 11/13/2043	3,375,000	4,389,627
4.050%, 03/01/2045	12,375,000	14,755,489
Metropolitan Life Global Funding I,
2.950%, 04/09/2030(2)	10,000,000	10,555,400
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	6,300,000	7,651,407
Mitsubishi UFJ Financial Group, Inc.:
2.665%, 07/25/2022(1)	9,000,000	9,105,549
3.455%, 03/02/2023(1)	10,650,000	10,968,217
2.801%, 07/18/2024(1)	10,000,000	10,366,842
2.193%, 02/25/2025(1)	25,000,000	25,505,141
1.538%, 07/20/2027
(1 Year CMT Rate + 0.750%)
(Callable 07/20/2026)(1)(3)	10,000,000	9,827,590
Mizuho Financial Group, Inc.:
2.953%, 02/28/2022(1)	2,575,000	2,584,836
2.601%, 09/11/2022(1)	13,000,000	13,184,535
3.922%, 09/11/2024
(3 Month LIBOR USD + 1.000%)
(Callable 09/11/2023)(1)(3)	5,000,000	5,224,036
2.555%, 09/13/2025
(3 Month LIBOR USD + 1.362%)
(Callable 09/13/2024)(1)(3)	20,000,000	20,536,649
1.234%, 05/22/2027
(1 Year CMT Rate + 0.670%)
(Callable 05/22/2026)(1)(3)	8,000,000	7,760,593
1.979%, 09/08/2031
(3 Month LIBOR USD + 1.532%)
(Callable 09/08/2030)(1)(3)	15,000,000	14,446,596
Morgan Stanley:
2.750%, 05/19/2022	10,000,000	10,089,500
1.524%, 10/24/2023
(3 Month LIBOR USD + 1.400%)
(Callable 10/24/2022)(3)	8,000,000	8,069,695
3.737%, 04/24/2024
(3 Month LIBOR USD + 0.847%)
(Callable 04/24/2023)(3)	6,455,000	6,678,496
3.875%, 04/29/2024	1,650,000	1,749,465
3.700%, 10/23/2024	4,000,000	4,260,720
2.720%, 07/22/2025 (SOFR + 1.152%)
(Callable 07/22/2024)(3)	15,000,000	15,460,510
3.591%, 07/22/2028
(3 Month LIBOR USD + 1.340%)
(Callable 07/22/2027)(3)	12,000,000	12,945,714
3.772%, 01/24/2029
(3 Month LIBOR USD + 1.140%)
(Callable 01/24/2028)(3)	1,000,000	1,088,991
3.622%, 04/01/2031 (SOFR + 3.120%)
(Callable 04/01/2030)(3)	10,000,000	10,907,694
1.928%, 04/28/2032 (SOFR + 1.020%)
(Callable 04/28/2031)(3)	25,000,000	23,915,713
National Australia Bank Ltd.:
2.332%, 08/21/2030(1)(2)	83,282,000	79,867,717
2.990%, 05/21/2031(1)(2)	18,911,000	18,987,169
3.933%, 08/02/2034
(5 Year CMT Rate + 1.880%)
(Callable 08/02/2029)(1)(2)(3)	10,000,000	10,613,014
National Securities Clearing Corp.,
1.500%, 04/23/2025
(Callable 03/23/2025)(2)	12,124,000	12,201,783
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	20,000,000	20,601,425
4.000%, 09/14/2026(1)(2)	73,507,000	78,959,613
4.302%, 03/08/2029
(3 Month LIBOR USD + 1.452%)
(Callable 03/08/2028)(1)(2)(3)	20,000,000	22,056,328
3.960%, 07/18/2030
(3 Month LIBOR USD + 1.855%)
(Callable 07/18/2029)(1)(2)(3)	10,125,000	11,133,791

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nationwide Building Society: (cont.)
4.125%, 10/18/2032 (5 Year Mid
Swap Rate USD + 1.849%)
(Callable 10/18/2027)(1)(2)(3)	$7,000,000	$7,467,766
Nationwide Financial Services, Inc.,
3.900%, 11/30/2049
(Callable 05/30/2049)(2)	10,000,000	11,714,598
Nationwide Mutual Insurance Co.:
9.375%, 08/15/2039(2)	14,000,000	24,224,139
4.350%, 04/30/2050
(Callable 10/30/2049)(2)	25,000,000	28,734,116
NatWest Group PLC,
1.642%, 06/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 06/14/2026)(1)(3)	35,000,000	34,539,419
New York Life Insurance Co.:
6.750%, 11/15/2039(2)	12,026,000	18,202,393
3.750%, 05/15/2050
(Callable 11/15/2049)(2)	17,000,000	19,418,826
4.450%, 05/15/2069
(Callable 11/15/2068)(2)	10,000,000	12,775,982
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	20,000,000	20,575,420
1.851%, 07/16/2025(1)	19,000,000	18,996,198
1.653%, 07/14/2026(1)	32,975,000	32,389,118
2.172%, 07/14/2028(1)	16,055,000	15,764,758
Nordea Bank AB,
4.250%, 09/21/2022(1)(2)	15,793,000	16,183,319
Pacific Life Global Funding II,
1.200%, 06/24/2025(2)	22,300,000	22,032,080
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	12,295,000	13,098,979
Penn Mutual Life Insurance Co.,
3.800%, 04/29/2061(2)	15,000,000	16,297,786
People’s United Bank NA,
4.000%, 07/15/2024
(Callable 04/16/2024)	11,400,000	11,970,746
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	7,825,000	8,838,625
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,860,000	1,896,210
3.125%, 05/15/2023	4,667,000	4,797,506
4.300%, 11/15/2046
(Callable 05/15/2046)	2,325,000	2,847,700
Principal Life Global Funding II:
1.250%, 06/23/2025(2)	16,000,000	15,816,535
3.000%, 04/18/2026(2)	13,400,000	14,062,503
Protective Life Corp.:
4.300%, 09/30/2028
(Callable 06/30/2028)(1)(2)	10,000,000	11,301,910
8.450%, 10/15/2039(1)	2,650,000	4,228,041
Prudential Financial, Inc.:
6.625%, 12/01/2037	5,000,000	7,259,275
3.935%, 12/07/2049
(Callable 06/07/2049)	11,426,000	13,376,347
Raymond James Financial, Inc.,
4.650%, 04/01/2030
(Callable 01/01/2030)	9,700,000	11,258,272
Regions Financial Corp.,
2.250%, 05/18/2025
(Callable 04/18/2025)	25,000,000	25,499,885
Reliance Standard Life Global Funding II,
2.500%, 10/30/2024(1)(2)	22,800,000	23,453,570
Royal Bank of Canada,
4.650%, 01/27/2026(1)	7,773,000	8,624,266
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%)
(Callable 05/15/2022)(1)(3)	10,650,000	10,743,302
3.875%, 09/12/2023(1)	10,000,000	10,428,527
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)	27,351,000	28,972,863
3.073%, 05/22/2028
(1 Year CMT Rate + 2.550%)
(Callable 05/22/2027)(1)(3)	18,301,000	19,047,112
4.892%, 05/18/2029
(3 Month LIBOR USD + 1.754%)
(Callable 05/18/2028)(1)(3)	10,000,000	11,446,065
5.076%, 01/27/2030
(3 Month LIBOR USD + 1.905%)
(Callable 01/27/2029)(1)(3)	7,000,000	8,125,270
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)	35,000,000	39,345,208
Sammons Financial Group, Inc.,
3.350%, 04/16/2031
(Callable 01/16/2031)(2)	14,350,000	14,474,760
Santander Holdings USA, Inc.,
3.500%, 06/07/2024
(Callable 05/07/2024)(1)	5,695,000	5,937,029
Santander UK Group Holdings PLC:
3.571%, 01/10/2023
(Callable 01/10/2022)(1)	5,000,000	5,002,122
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)
(Callable 01/05/2023)(1)(3)	5,967,000	6,096,652
4.796%, 11/15/2024
(3 Month LIBOR USD + 1.570%)
(Callable 11/15/2023)(1)(3)	5,250,000	5,572,767
1.673%, 06/14/2027 (SOFR + 0.989%)
(Callable 06/14/2026)(1)(3)	9,500,000	9,306,356
3.823%, 11/03/2028
(3 Month LIBOR USD + 1.400%)
(Callable 11/03/2027)(1)(3)	15,400,000	16,540,355
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	21,921,000	23,312,764
SMBC Aviation Capital Finance DAC:
3.000%, 07/15/2022
(Callable 06/15/2022)(1)(2)	8,000,000	8,082,317
1.900%, 10/15/2026
(Callable 09/15/2026)(1)(2)	6,725,000	6,664,064
Societe Generale SA:
3.250%, 01/12/2022(1)(2)	8,000,000	8,004,185
4.250%, 09/14/2023(1)(2)	8,000,000	8,416,079
5.000%, 01/17/2024(1)(2)	20,000,000	21,291,182
3.875%, 03/28/2024(1)(2)	15,300,000	16,099,949
2.625%, 10/16/2024(1)(2)	23,000,000	23,632,830
2.625%, 01/22/2025(1)(2)	41,125,000	42,177,508
4.250%, 04/14/2025(1)(2)	21,032,000	22,389,560
4.250%, 08/19/2026(1)(2)	12,000,000	12,883,188
1.488%, 12/14/2026
(1 Year CMT Rate + 1.100%)
(Callable 12/14/2025)(1)(2)(3)	18,800,000	18,319,333
2.889%, 06/09/2032
(1 Year CMT Rate + 1.300%)
(Callable 06/09/2031)(1)(2)(3)	6,775,000	6,765,819
3.625%, 03/01/2041(1)(2)	12,000,000	12,241,074
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Standard Chartered PLC:
4.247%, 01/20/2023
(3 Month LIBOR USD + 1.150%)
(Callable 01/20/2022)(1)(2)(3)	$10,000,000	$10,014,357
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)
(Callable 03/15/2023)(1)(2)(3)	31,557,000	32,526,848
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)
(Callable 05/21/2024)(1)(2)(3)	36,294,000	38,039,335
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)	21,000,000	21,535,162
1.456%, 01/14/2027
(1 Year CMT Rate + 1.000%)
(Callable 01/14/2026)(1)(2)(3)	20,658,000	20,007,996
4.644%, 04/01/2031
(5 Year CMT Rate + 3.850%)
(Callable 04/01/2030)(1)(2)(3)	14,700,000	16,648,272
5.700%, 03/26/2044(1)(2)	6,000,000	7,688,865
Stifel Financial Corp.:
4.250%, 07/18/2024	17,850,000	19,010,929
4.000%, 05/15/2030
(Callable 02/15/2030)	44,140,000	48,372,530
Sumitomo Mitsui Banking Corp.,
3.950%, 07/19/2023(1)	1,850,000	1,936,528
Sumitomo Mitsui Financial Group, Inc.:
2.784%, 07/12/2022(1)	10,000,000	10,122,938
3.102%, 01/17/2023(1)	12,000,000	12,285,397
2.696%, 07/16/2024(1)	12,000,000	12,394,544
2.448%, 09/27/2024(1)	2,015,000	2,072,902
2.348%, 01/15/2025(1)	8,245,000	8,451,528
1.474%, 07/08/2025(1)	8,740,000	8,698,134
2.130%, 07/08/2030(1)	7,575,000	7,367,161
SunTrust Banks, Inc.,
3.300%, 05/15/2026
(Callable 04/15/2026)	3,925,000	4,175,757
Synchrony Financial:
4.375%, 03/19/2024
(Callable 02/19/2024)	1,538,000	1,622,907
4.250%, 08/15/2024
(Callable 05/15/2024)	26,864,000	28,457,672
4.500%, 07/23/2025
(Callable 04/23/2025)	23,127,000	24,997,759
3.700%, 08/04/2026
(Callable 05/04/2026)	23,023,000	24,462,777
3.950%, 12/01/2027
(Callable 09/01/2027)	44,825,000	48,166,207
TD Ameritrade Holding Corp.,
2.950%, 04/01/2022
(Callable 02/01/2022)	4,625,000	4,633,957
Trinity Acquisition PLC:
4.400%, 03/15/2026
(Callable 12/15/2025)	27,305,000	29,884,905
6.125%, 08/15/2043	22,561,000	31,230,468
UBS Group AG:
1.364%, 01/30/2027
(1 Year CMT Rate + 1.080%)
(Callable 01/30/2026)(1)(2)(3)	10,950,000	10,708,363
1.494%, 08/10/2027
(1 Year CMT Rate + 0.850%)
(Callable 08/10/2026)(1)(2)(3)	9,000,000	8,784,873
2.095%, 02/11/2032
(1 Year CMT Rate + 1.000%)
(Callable 02/11/2031)(1)(2)(3)	35,000,000	33,909,687
UBS Group Funding Switzerland AG:
2.650%, 02/01/2022(1)(2)	14,150,000	14,174,766
3.491%, 05/23/2023
(Callable 05/23/2022)(1)(2)	14,825,000	14,975,365
2.859%, 08/15/2023
(3 Month LIBOR USD + 0.954%)
(Callable 08/15/2022)(1)(2)(3)	42,658,000	43,171,052
4.253%, 03/23/2028
(Callable 03/23/2027)(1)(2)	17,150,000	19,004,583
UnitedHealth Group, Inc.,
2.750%, 05/15/2040
(Callable 11/15/2039)	7,000,000	7,126,667
Wells Fargo & Co.:
1.359%, 10/31/2023
(3 Month LIBOR USD + 1.230%)
(Callable 10/31/2022)(3)	5,000,000	5,039,837
3.000%, 02/19/2025	5,000,000	5,222,074
2.406%, 10/30/2025
(3 Month LIBOR USD + 1.087%)
(Callable 10/30/2024)(3)	19,000,000	19,467,810
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)
(Callable 02/11/2025)(3)	15,000,000	15,229,859
3.000%, 04/22/2026	3,000,000	3,152,912
2.393%, 06/02/2028 (SOFR + 2.100%)
(Callable 06/02/2027)(3)	64,086,000	65,175,867
3.068%, 04/30/2041 (SOFR + 2.530%)
(Callable 04/30/2040)(3)	25,000,000	25,709,362
3.900%, 05/01/2045	5,000,000	5,738,634
5.013%, 04/04/2051
(3 Month LIBOR USD + 4.502%)
(Callable 04/04/2050)(3)	7,000,000	9,592,211
Wells Fargo Bank NA,
5.850%, 02/01/2037	10,000,000	13,412,798
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)
(Callable 02/04/2025)(1)(3)	11,425,000	11,674,525
4.322%, 11/23/2031 (5 Year Mid
Swap Rate USD + 2.236%)
(Callable 11/23/2026)(1)(3)	8,350,000	9,035,450
4.110%, 07/24/2034
(5 Year CMT Rate + 2.000%)
(Callable 07/24/2029)(1)(3)	10,000,000	10,801,668
2.668%, 11/15/2035
(5 Year CMT Rate + 1.750%)
(Callable 11/15/2030)(1)(3)	13,600,000	13,262,564
4.421%, 07/24/2039(1)	10,000,000	11,720,637
Willis North America, Inc.:
3.600%, 05/15/2024
(Callable 03/15/2024)	9,000,000	9,427,748
2.950%, 09/15/2029
(Callable 06/15/2029)	7,500,000	7,684,749
5.050%, 09/15/2048
(Callable 03/15/2048)	10,200,000	12,924,255
Total Financials
(Cost $6,262,626,921)		6,467,690,549	16.2%
Total Corporate Bonds
(Cost $14,962,886,379)		15,586,153,283	39.0%
Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	5,147,055

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
California Housing Finance Agency,
2.794%, 08/01/2036
(Callable 08/01/2025)	$4,725,000	$4,824,715
California Qualified School Bond
Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	7,639,885
City of Berwyn IL,
5.790%, 12/01/2022 (Insured by NATL)	370,000	372,523
City of Vernon CA,
4.500%, 08/01/2022	7,265,000	7,400,252
County of Cuyahoga OH,
9.125%, 10/01/2023 (Insured by AGC)	500,000	531,155
County of Riverside CA,
2.617%, 02/15/2024	20,000,000	20,599,364
Dallas/Fort Worth International Airport:
2.246%, 11/01/2031
(Callable 11/01/2030)	2,500,000	2,498,081
2.416%, 11/01/2032
(Callable 11/01/2030)	5,000,000	5,007,126
2.516%, 11/01/2033
(Callable 11/01/2030)	1,220,000	1,215,657
Eaton Community City School District,
5.390%, 08/25/2027
(Callable 01/31/2022)
(Insured by SD CRED PROG)	2,305,000	2,308,954
Kentucky Housing Corp.,
3.500%, 01/01/2040
(Callable 07/01/2025)	2,180,000	2,274,881
Kentucky Public Energy Authority,
1.368%, 12/01/2049
(1 Month LIBOR USD + 1.300%
(Callable 03/01/2025) (Mandatory
Tender Date 06/01/2025)(3)	28,000,000	28,700,090
Louisiana Housing Corp.,
2.100%, 12/01/2038
(Callable 09/01/2024)
(Insured by GNMA)	1,730,994	1,743,896
Maryland Community Development
Administration Housing Revenue,
3.160%, 09/01/2041
(Callable 09/01/2025)	6,600,000	6,789,900
Maryland Economic Development Corp.,
3.997%, 04/01/2034
(Callable 01/01/2034)	18,760,000	19,888,440
Massachusetts Educational
Financing Authority,
3.850%, 05/25/2033	16,356,547	17,245,666
Minnesota Housing Finance Agency:
2.730%, 08/01/2046 (Callable
07/01/2025) (Insured by GNMA)	2,610,713	2,639,736
3.200%, 06/01/2047 (Callable
07/01/2026) (Insured by GNMA)	5,808,744	5,900,161
3.000%, 10/01/2047 (Callable
01/01/2027) (Insured by GNMA)	7,291,515	7,422,783
New Hampshire Business
Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	45,000,000	45,261,036
3.300%, 04/01/2032
(Callable 01/01/2032)	35,000,000	35,049,333
2.872%, 07/01/2035
(Callable 01/01/2035)	17,970,000	17,322,857
New Hampshire Housing
Finance Authority:
3.750%, 07/01/2034
(Callable 07/01/2023)	275,000	280,045
4.000%, 07/01/2036
(Callable 07/01/2025)	2,360,000	2,442,647
New Jersey Higher Education
Student Assistance Authority:
3.500%, 12/01/2039
(Callable 12/01/2028)	17,910,000	18,999,039
3.500%, 12/01/2039
(Callable 12/01/2028)	18,250,000	19,359,713
New Jersey Turnpike Authority,
3.223%, 01/01/2036
(Callable 07/01/2025)(2)	90,230,000	93,480,788
New York State Dormitory Authority,
2.219%, 07/01/2035	15,000,000	14,769,144
North Carolina Housing Finance Agency,
2.812%, 07/01/2035
(Callable 01/01/2024)	1,005,000	1,028,590
State Public School Building Authority,
2.966%, 04/01/2027 (Insured by BAM)	5,800,000	6,128,926
Texas Private Activity Bond
Surface Transportation Corp.,
3.922%, 12/31/2049	8,800,000	9,844,878
Three Rivers Local School District,
5.209%, 09/15/2027
(Callable 01/31/2022)
(Insured by SD CRED PROG)	2,365,000	2,370,507
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	2,355,931
Western Michigan University Homer
Stryker MD School of Medicine,
4.750%, 11/15/2028 (Insured by AGM)	12,560,000	14,616,537
Westlake City School District,
5.227%, 12/01/2026
(Callable 01/31/2022)	3,570,000	3,580,075
Total Municipal Bonds
(Cost $428,123,642)		437,040,366	1.1%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1993-58, Class H,
5.500%, 04/25/2023	9,290	9,476
Series 1998-66, Class C,
6.000%, 12/25/2028	9,050	9,511
Federal Gold Loan Mortgage
Corp. (FGLMC):
6.500%, 06/01/2029	60,425	67,816
3.000%, 03/01/2032	1,375,327	1,426,459
3.500%, 05/01/2032	9,105,149	9,714,603
3.500%, 07/01/2032	12,468,562	13,249,903
3.000%, 04/01/2033	1,202,714	1,272,539
5.000%, 08/01/2033	2,651,096	2,984,305
3.500%, 01/01/2034	8,729,872	9,311,615
5.000%, 09/01/2035	5,197,567	5,880,052
5.500%, 01/01/2036	90,969	103,823
5.000%, 03/01/2036	2,263,871	2,560,290
6.000%, 12/01/2036	80,675	93,607
3.500%, 03/01/2037	3,814,962	4,068,647
4.000%, 03/01/2037	2,129,601	2,316,553
3.500%, 02/01/2038	43,045,439	45,509,760
5.000%, 02/01/2038	1,259,645	1,424,421

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage
Corp. (FGLMC): (cont.)
5.500%, 05/01/2038	$255,338	$292,709
5.500%, 01/01/2039	5,795,005	6,560,234
4.500%, 11/01/2039	1,849,782	2,046,926
4.500%, 11/01/2039	1,574,686	1,742,528
4.500%, 12/01/2039	9,669,686	10,683,718
3.000%, 02/01/2040	12,855,872	13,525,235
5.000%, 03/01/2040	398,546	450,523
4.500%, 08/01/2040	307,178	339,319
2.000%, 09/01/2040	28,650,000	29,089,768
4.500%, 09/01/2040	1,343,206	1,486,084
4.000%, 01/01/2041	12,340,964	13,516,317
4.000%, 01/01/2041	6,302,037	6,899,534
4.500%, 03/01/2041	932,749	1,028,654
3.500%, 10/01/2041	3,781,757	4,084,970
4.000%, 03/01/2042	3,603,365	3,959,353
3.500%, 06/01/2042	1,859,714	2,002,354
3.500%, 07/01/2042	4,933,520	5,325,316
3.000%, 08/01/2042	7,122,299	7,528,744
3.000%, 10/01/2042	2,879,114	3,043,135
3.000%, 11/01/2042	25,373,172	26,836,182
3.500%, 12/01/2042	5,745,757	6,206,631
3.000%, 01/01/2043	11,587,042	12,247,245
3.500%, 01/01/2043	10,139,219	10,957,750
3.000%, 02/01/2043	1,594,151	1,684,492
3.000%, 04/01/2043	9,470,203	10,005,925
3.000%, 04/01/2043	3,486,037	3,687,099
3.000%, 04/01/2043	4,101,629	4,333,236
4.000%, 04/01/2043	13,117,366	14,584,194
3.500%, 05/01/2043	6,854,891	7,404,267
3.000%, 06/01/2043	8,643,654	9,129,974
3.000%, 08/01/2043	2,719,224	2,871,383
3.500%, 11/01/2043	3,973,071	4,275,271
3.500%, 01/01/2044	5,291,794	5,717,049
3.500%, 02/01/2044	17,738,637	19,159,002
4.000%, 03/01/2044	2,179,856	2,387,743
3.500%, 05/01/2044	23,764,727	25,678,832
4.000%, 05/01/2044	9,559,944	10,502,066
4.000%, 07/01/2044	1,724,336	1,884,515
3.500%, 10/01/2044	27,996,461	29,964,365
4.000%, 10/01/2044	4,954,984	5,434,017
3.000%, 01/01/2045	9,633,586	10,129,431
3.500%, 01/01/2045	15,148,461	16,367,251
4.500%, 01/01/2045	16,003,007	17,718,167
3.000%, 10/01/2045	19,235,353	20,306,549
4.000%, 10/01/2045	2,582,108	2,801,508
4.000%, 11/01/2045	5,652,584	6,128,190
3.500%, 12/01/2045	4,163,691	4,446,392
3.000%, 01/01/2046	54,182,952	57,564,503
3.000%, 01/01/2046	69,080,739	73,358,236
3.500%, 01/01/2046	16,475,026	17,682,892
4.000%, 02/01/2046	7,815,560	8,491,246
4.000%, 02/01/2046	36,166,014	39,671,154
4.000%, 04/01/2046	5,222,485	5,709,062
3.500%, 05/01/2046	3,221,424	3,461,877
3.500%, 08/01/2046	17,739,239	19,112,221
3.000%, 09/01/2046	60,913,846	64,000,009
3.000%, 10/01/2046	39,037,378	41,194,914
3.000%, 10/01/2046	36,233,579	38,313,919
3.000%, 12/01/2046	34,029,602	35,644,585
4.000%, 01/01/2047	31,469,397	34,411,170
3.000%, 02/01/2047	21,346,064	22,352,844
4.500%, 04/01/2047	17,155,097	18,558,229
3.000%, 05/01/2047	35,276,397	37,227,274
4.500%, 06/01/2047	104,321,235	112,619,066
4.500%, 08/01/2047	28,284,244	30,592,013
4.000%, 09/01/2047	9,147,907	9,782,566
4.000%, 08/01/2048	14,256,423	15,358,389
3.000%, 11/01/2049	56,901,532	59,899,632
4.000%, 05/01/2050	103,722,893	113,517,960
2.500%, 11/01/2050	26,427,798	27,180,786
2.500%, 02/01/2051	49,223,409	50,536,538
2.500%, 02/01/2051	67,571,850	69,302,813
2.500%, 02/01/2051	23,977,284	24,616,944
2.000%, 04/01/2051	88,331,275	89,015,451
3.000%, 04/01/2051	31,764,032	33,095,102
2.000%, 05/01/2051	35,769,237	35,856,725
2.500%, 05/01/2051(8)	45,169,449	46,292,953
2.500%, 06/01/2051	19,973,664	20,470,495
2.500%, 07/01/2051	36,340,439	37,333,751
2.500%, 08/01/2051	20,495,331	21,185,497
3.000%, 09/01/2051	19,306,122	20,479,017
3.000%, 10/01/2051	12,517,286	13,133,599
2.500%, 11/01/2051	11,227,965	11,524,221
Federal National Mortgage
Association (FNMA):
5.000%, 05/01/2028	86,073	93,697
4.500%, 08/01/2029	636,587	681,616
4.500%, 09/01/2029	722,464	775,498
3.500%, 01/01/2032	22,259,523	23,686,685
3.000%, 10/01/2032	1,135,399	1,190,110
3.000%, 12/01/2032	2,215,416	2,324,866
6.000%, 03/01/2033	23,263	26,417
3.500%, 10/01/2033	11,621,257	12,437,804
4.500%, 10/01/2033	8,402,594	9,241,522
5.000%, 10/01/2033	9,435,447	10,647,546
5.000%, 11/01/2033	26,042	29,390
4.000%, 01/01/2034	3,533,812	3,846,256
5.500%, 04/01/2034	3,189,100	3,609,504
4.000%, 06/01/2034	4,827,580	5,252,568
4.000%, 09/01/2034	5,314,232	5,781,571
5.500%, 09/01/2034	85,444	96,908
6.000%, 11/01/2034	24,114	27,761
3.500%, 01/01/2035	29,680,011	31,378,051
5.500%, 02/01/2035	286,582	325,807
3.000%, 06/01/2035	6,632,119	7,010,935
5.000%, 07/01/2035	2,419,496	2,731,828
5.000%, 10/01/2035	1,142,763	1,291,711
5.000%, 02/01/2036	1,668,460	1,886,556
3.000%, 11/01/2036	19,942,490	20,945,553
5.500%, 11/01/2036	109,331	124,569
2.500%, 12/01/2036	10,964,391	11,289,736
3.500%, 02/01/2037	7,635,151	8,164,271
5.500%, 04/01/2037	723,533	817,240
4.000%, 05/01/2037	19,189,276	20,791,793
4.000%, 02/01/2038	15,820,024	16,947,984
2.500%, 04/01/2038	29,021,277	30,014,525
3.000%, 05/01/2038	16,145,409	16,938,540
4.000%, 05/01/2038	12,365,045	13,544,699
4.000%, 04/01/2039	6,205,778	6,814,266
4.500%, 04/01/2039	15,275,543	16,893,408
4.000%, 06/01/2039	12,031,372	13,064,736
5.000%, 06/01/2039	8,318,808	9,346,949
5.000%, 06/01/2039	5,727,702	6,467,190
4.500%, 11/01/2039	91,357	100,983

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage
Association (FNMA): (cont.)
4.000%, 08/01/2040	$643,246	$704,163
3.500%, 10/01/2040	14,675,030	15,606,577
4.000%, 10/01/2040	15,887,848	17,452,453
3.500%, 12/01/2040	3,831,038	4,121,086
4.000%, 12/01/2040	3,626,801	3,977,179
2.500%, 01/01/2041	30,005,104	30,919,939
3.500%, 02/01/2041	6,117,632	6,603,195
4.500%, 02/01/2041	31,161,791	34,477,552
4.500%, 05/01/2041	3,555,509	3,920,808
4.000%, 06/01/2041	7,281,289	7,994,655
4.500%, 07/01/2041	3,740,636	4,123,207
5.000%, 07/01/2041	6,509,276	7,349,903
3.500%, 09/01/2041	8,763,672	9,438,922
4.000%, 09/01/2041	912,775	999,055
4.000%, 10/01/2041	2,676,099	2,929,556
4.000%, 12/01/2041	3,803,513	4,163,274
4.000%, 01/01/2042	5,057,758	5,545,012
4.500%, 01/01/2042	5,700,404	6,301,317
4.000%, 02/01/2042	20,653,598	22,677,497
3.000%, 04/01/2042	33,153,035	35,116,224
3.000%, 05/01/2042	3,490,089	3,687,661
3.500%, 07/01/2042	53,337,899	57,625,426
3.500%, 08/01/2042	3,722,436	3,994,868
3.000%, 10/01/2042	12,994,919	13,846,799
3.000%, 03/01/2043	3,745,401	3,959,219
3.000%, 03/01/2043	18,960,790	20,010,675
3.000%, 05/01/2043	19,733,727	20,837,183
3.000%, 05/01/2043	9,101,487	9,608,030
3.500%, 05/01/2043	19,509,366	21,069,568
3.000%, 06/01/2043	3,985,100	4,206,451
3.000%, 07/01/2043	1,628,968	1,719,505
4.000%, 07/01/2043	14,500,952	15,895,979
3.000%, 08/01/2043	2,567,663	2,703,260
3.000%, 09/01/2043	50,170,490	53,283,957
3.500%, 09/01/2043	23,020,529	24,766,754
4.500%, 09/01/2043	5,644,112	6,195,853
3.000%, 10/01/2043	61,604,305	65,254,294
3.500%, 10/01/2043	27,409,407	29,558,819
3.000%, 11/01/2043	13,519,443	14,273,776
4.000%, 11/01/2043	5,189,069	5,698,402
4.000%, 01/01/2045	3,474,238	3,814,212
4.000%, 02/01/2045	8,534,725	9,357,816
3.500%, 04/01/2045	14,033,049	15,086,954
4.000%, 09/01/2045	2,528,765	2,755,875
4.000%, 10/01/2045	3,352,044	3,665,869
4.000%, 11/01/2045	12,740,928	13,739,251
3.500%, 12/01/2045	17,686,230	18,871,449
4.500%, 02/01/2046	15,305,999	16,900,424
3.000%, 05/01/2046	8,237,111	8,704,398
3.500%, 05/01/2046	15,838,381	16,989,532
3.000%, 07/01/2046	5,892,118	6,226,540
4.500%, 08/01/2046	11,707,398	12,825,566
3.500%, 09/01/2046	5,685,139	6,122,056
2.500%, 10/01/2046	15,038,740	15,380,709
3.000%, 11/01/2046	12,136,064	12,756,833
3.000%, 11/01/2046	25,011,977	26,325,287
3.500%, 11/01/2046	27,711,969	29,669,616
3.000%, 12/01/2046	16,404,452	17,336,353
4.000%, 02/01/2047	3,166,609	3,427,087
3.500%, 05/01/2047	1,341,050	1,426,897
3.500%, 08/01/2047	7,028,741	7,459,422
4.000%, 08/01/2047	25,767,214	27,786,144
3.500%, 10/01/2047	6,168,230	6,545,225
4.000%, 10/01/2047	16,910,015	18,109,253
4.000%, 11/01/2047	13,262,712	14,211,843
4.500%, 11/01/2047	6,315,971	6,911,176
3.500%, 12/01/2047	96,499,224	102,337,305
4.000%, 12/01/2047	21,026,661	22,525,089
4.500%, 12/01/2047	3,460,264	3,716,420
3.500%, 01/01/2048(6)	23,378,634	24,764,037
3.500%, 02/01/2048	31,140,176	32,962,127
3.500%, 03/01/2048	28,529,629	30,194,448
4.000%, 04/01/2048	45,947,614	48,835,572
4.000%, 07/01/2048	16,503,906	18,027,217
4.000%, 09/01/2048	4,699,214	5,004,684
4.500%, 11/01/2048	18,526,559	19,952,349
5.000%, 11/01/2048	24,200,459	27,048,228
4.000%, 01/01/2049	4,292,193	4,641,718
4.500%, 01/01/2049	12,429,372	13,561,632
3.000%, 02/01/2049	15,317,824	16,189,246
3.000%, 05/01/2050	47,229,467	49,911,980
2.500%, 10/01/2050	46,553,038	47,823,749
2.500%, 11/01/2050	64,553,234	66,271,810
3.000%, 11/01/2050	7,370,047	7,780,473
2.500%, 12/01/2050	93,323,660	95,982,700
2.500%, 12/01/2050	63,130,004	64,641,811
2.500%, 01/01/2051	40,481,321	41,596,448
2.500%, 04/01/2051	22,440,637	23,003,213
2.500%, 05/01/2051	94,332,122	97,508,348
2.500%, 05/01/2051	42,931,067	44,231,477
2.500%, 06/01/2051	30,560,676	31,450,532
2.000%, 07/01/2051	49,607,038	49,862,973
2.500%, 07/01/2051	25,993,973	26,558,367
2.500%, 07/01/2051	80,349,446	83,054,976
2.000%, 08/01/2051	18,504,817	18,510,139
2.000%, 09/01/2051	14,152,591	14,165,082
2.500%, 09/01/2051	139,519,782	142,978,861
2.500%, 10/01/2051	43,132,387	44,507,748
2.000%, 11/01/2051	64,380,455	64,595,405
2.500%, 11/01/2051	38,296,249	39,897,464
2.500%, 11/01/2051	113,840,068	116,858,056
2.500%, 11/01/2051	33,255,678	34,210,496
3.000%, 11/01/2051	135,142,019	143,181,971
2.000%, 12/01/2051	39,500,341	39,536,397
2.000%, 12/01/2051	38,937,709	39,017,512
2.000%, 12/01/2051	27,674,330	27,836,412
2.500%, 12/01/2051(8)	116,346,569	119,557,640
2.500%, 12/01/2051	53,729,876	54,955,450
3.500%, 05/01/2052	59,450,708	64,209,119
3.000%, 11/01/2059	62,633,769	66,323,869
Government National Mortgage
Association (GNMA):
6.000%, 11/20/2033	22,585	26,012
5.000%, 07/20/2040	821,962	925,580
3.500%, 10/20/2041	3,951,446	4,234,292
3.500%, 01/15/2042	6,843,863	7,313,270
4.000%, 06/20/2042	4,322,277	4,709,582
3.500%, 09/20/2042	1,649,572	1,767,486
3.500%, 01/20/2043	34,901,270	37,391,407
4.000%, 10/20/2043	5,900,317	6,383,110
4.000%, 09/20/2044	22,809,909	24,707,890
4.000%, 01/20/2045	4,987,711	5,402,430
3.500%, 03/20/2045	7,567,257	8,065,076
3.000%, 04/20/2045	9,402,822	9,818,712

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Government National Mortgage
Association (GNMA): (cont.)
3.500%, 04/20/2045	$11,627,945	$12,307,569
4.000%, 08/20/2045	4,145,006	4,484,802
4.500%, 01/20/2046	6,797,873	7,476,777
3.500%, 04/20/2046	36,854,519	38,947,117
4.000%, 04/20/2046	4,570,369	4,858,494
3.500%, 05/20/2046(6)	23,262,328	24,495,131
4.000%, 05/20/2046	10,925,459	11,792,220
3.500%, 06/20/2046	39,015,450	41,101,993
3.000%, 11/20/2046	25,379,637	27,125,091
5.000%, 04/20/2047	1,109,666	1,209,363
3.000%, 06/20/2047	16,359,336	17,100,278
4.500%, 06/20/2047	16,581,452	17,809,772
4.500%, 07/20/2047	4,099,476	4,412,510
4.500%, 09/20/2047	5,321,964	5,729,775
4.000%, 01/20/2048	7,351,305	7,835,356
5.000%, 02/20/2049	45,865,440	48,945,634
3.500%, 02/20/2050	85,863,013	92,819,783
2.500%, 03/20/2051	61,216,094	63,151,502
2.500%, 04/20/2051	78,555,263	81,157,823
2.500%, 06/20/2051	39,805,231	41,124,723
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MA, 3.000%,
02/25/2059 (Callable 11/25/2032)	42,018,333	43,394,412
Series 2020-2, Class MT, 2.000%,
11/25/2059 (Callable 01/25/2033)	68,522,715	68,450,437
Series 2020-3, Class MT, 2.000%,
05/25/2060 (Callable 04/25/2030)	44,146,141	43,991,352
Series 2021-3, Class MTU, 2.500%,
03/25/2061 (Callable 09/25/2039)	80,723,331	83,091,584
Total U.S. Government Agency Issues
(Cost $6,030,191,008)		6,140,008,964	15.4%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2006-43CB, Class 2A1, 6.000%,
02/25/2022 (Callable 01/25/2022)(6)	7,543	7,522
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2022)	437,881	303,322
Argent Securities Inc. Asset-Backed
Pass-Through Certificates,
Series 2005-W3, Class A2D, 0.782%,
11/25/2035 (1 Month LIBOR USD +
0.680%) (Callable 01/25/2022)(3)	46,550	46,533
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 07/25/2022)(2)(4)	16,210,669	16,319,320
Series 2020-1, Class A1A, 1.662%,
03/25/2055 (Callable 05/25/2023)(2)	16,460,206	16,466,578
Asset Backed Securities Corp.
Home Equity Loan Trust:
Series 2006-HE3, Class A2, 0.432%,
03/25/2036 (1 Month LIBOR USD +
0.330%) (Callable 01/25/2022)(3)	3,975,813	3,964,119
Series 2006-HE6, Class A1, 0.247%,
11/25/2036 (1 Month LIBOR USD +
0.145%) (Callable 03/25/2022)(3)	13,258,689	13,031,404
Banc of America Alternative Loan Trust:
Series 2007-1, Class 1A1, 4.257%,
04/25/2022 (Callable 01/25/2022)(4)(6)	86,498	84,189
Series 2005-11, Class 1CB4, 5.500%,
12/25/2035 (Callable 01/25/2022)(6)	42,939	42,585
Series 2006-5, Class CB7, 6.000%,
06/25/2046 (Callable 01/25/2022)(6)	194,627	194,294
Bayview Financial Trust,
Series 2007-B, Class 1A2,
7.331%, 08/28/2037
(Callable 01/28/2022)(7)	1,032,299	999,006
Bear Stearns ALT-A Trust,
Series 2004-4, Class A1, 0.702%,
06/25/2034 (1 Month LIBOR USD +
0.600%) (Callable 01/25/2022)(3)	299,158	301,466
Bear Stearns Asset Backed
Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%,
05/25/2034 (Callable 01/25/2022)	111,176	108,664
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 2.845%,
09/25/2036 (Callable 01/25/2022)(4)(6)	613,782	579,539
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%,
11/25/2035 (Callable 01/25/2022)	7,321	6,690
Countrywide Asset-Backed Certificates:
Series 2004-S1, Class A3, 5.115%,
02/25/2035 (Callable 01/25/2022)(7)	77,952	79,439
Series 2005-10, Class AF6, 4.915%,
12/25/2035 (Callable 01/25/2022)(4)	14,046	14,347
Series 2006-10, Class 1AF3, 5.971%,
12/25/2035 (Callable 01/25/2022)(4)	194,957	193,614
Credit Suisse First Boston
Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 2.483%,
11/25/2033 (Callable 01/25/2022)(4)(6)	3,226,875	3,253,065
CWABS Asset-Backed Certificates Trust:
Series 2005-1, Class AF6, 5.030%,
06/25/2035 (Callable 01/25/2022)(4)	115	115
Series 2005-17, Class 1AF5, 5.564%,
03/25/2036 (Callable 02/25/2022)(4)	79,972	80,383
Deutsche Mortgage Securities, Inc.
Mortgage Loan Trust,
Series 2004-4, Class 1A6, 6.000%,
04/25/2034 (Callable 01/25/2022)(7)	249	252
First Horizon Alternative
Mortgage Securities Trust:
Series 2006-FA8, Class 2A1,
5.750%, 01/25/2022	35,375	0
Series 2006-FA6, Class 3A1, 5.750%,
11/25/2022 (Callable 01/25/2022)	2,883	2,188
FirstKey Homes LLC,
Series 2021-SFR1, Class A, 1.538%,
08/19/2038(2)	128,484,175	125,371,749
FirstKey Homes Trust,
Series 2021-SFR2, Class A, 1.376%,
09/17/2038(2)	49,380,267	47,795,125
Fremont Home Loan Trust,
Series 2006-A, Class 1A1, 0.392%,
05/25/2036 (1 Month LIBOR USD +
0.290%) (Callable 01/25/2022)(3)	11,231,700	11,030,921
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%,
04/25/2029 (Callable 01/25/2022)	38	38
Home Partners of America Trust,
Series 2021-2, Class A, 1.901%,
12/17/2026(2)	118,370,118	117,175,847
IMC Home Equity Loan Trust,
Series 1997-5, Class A10,
6.880%, 11/20/2028	41	41
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Impac CMB Trust:
Series 2004-4, Class 2A2,
5.749%, 09/25/2034
(Callable 01/25/2022)(7)	$56,291	$61,167
Series 2004-5, Class 1A2, 0.802%,
10/25/2034 (1 Month LIBOR USD +
0.700%) (Callable 01/25/2022)(3)	1,286,629	1,293,995
Series 2004-6, Class 1A1, 0.902%,
10/25/2034 (1 Month LIBOR USD +
0.800%) (Callable 01/25/2022)(3)	1,120,198	1,113,930
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 3.186%,
03/25/2036 (Callable 06/25/2023)(4)	159,473	161,924
J.P. Morgan Mortgage Trust:
Series 2005-A4, Class 1A1, 2.301%,
07/25/2035 (Callable 01/25/2022)(4)	361,798	376,400
Series 2007-A1, Class 5A2, 2.419%,
07/25/2035 (Callable 08/25/2026)(4)	1,134,988	1,159,554
Series 2007-A1, Class 5A5, 2.419%,
07/25/2035 (Callable 08/25/2026)(4)	1,718,556	1,757,641
Series 2006-A7, Class 2A2, 3.110%,
01/25/2037 (Callable 01/25/2022)(4)	66,174	62,397
Series 2006-A7, Class 2A4R, 3.110%,
01/25/2037 (Callable 01/25/2022)(4)	282,723	262,935
Series 2007-A2, Class 2A3, 2.976%,
04/25/2037 (Callable 01/25/2022)(4)(6)	702,480	643,499
Merrill Lynch Mortgage Investors Trust,
Series 2004-F, Class A1A, 1.804%,
12/25/2029 (Callable 01/25/2022)(4)	2,719,342	2,801,934
MetLife, Inc.,
Series 2019-1A, Class A1A, 3.750%,
04/25/2058 (Callable 01/25/2029)(2)(4)	8,970,305	9,186,919
Mill City Mortgage Loan Trust,
Series 2021-NMR1, Class A1,
1.125%, 11/25/2060
(Callable 03/25/2029)(2)(4)	22,242,497	22,090,667
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A1, 2.467%,
09/25/2034 (Callable 06/25/2025)(4)	1,153,499	1,191,773
New Residential Mortgage Loan Trust:
Series 2017-2A, Class A3,
4.000%, 03/25/2057
(Callable 11/25/2027)(2)(4)	6,792,278	7,147,710
Series 2017-3A, Class A1,
4.000%, 04/25/2057
(Callable 08/25/2028)(2)(4)	9,417,569	9,870,568
Series 2017-4A, Class A1,
4.000%, 05/25/2057
(Callable 02/25/2027)(2)(4)	11,132,877	11,673,237
Series 2018-1A, Class A1A,
4.000%, 12/25/2057
(Callable 10/25/2030)(2)(4)	7,452,334	7,843,785
Series 2020-1A, Class A1B,
3.500%, 10/25/2059
(Callable 12/25/2034)(2)(4)	14,495,537	15,033,297
Progress Residential Trust,
Series 2021-SFR8, Class A, 1.510%,
10/17/2038(2)	73,425,000	71,780,721
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%,
06/25/2022 (Callable 01/25/2022)(6)	6,161	5,784
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%,
11/25/2034 (Callable 01/25/2022)	13	13
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3,
5.612%, 04/25/2037
(Callable 02/25/2028)(7)	2,482,525	951,806
Starwood Mortgage Residential Trust,
Series 2021-4, Class A1,
1.162%, 08/25/2056
(Callable 06/25/2024)(2)(4)	48,645,606	48,188,445
Structured Adjustable Rate
Mortgage Loan Trust,
Series 2004-12, Class 3A1, 2.390%,
09/25/2034 (Callable 01/25/2022)(4)	1,049,058	1,069,850
Structured Asset Securities Corp.,
Series 2005-7XS, Class 1A4B, 5.940%,
04/25/2035 (Callable 01/25/2022)(7)	944	1,053
Structured Asset Securities Corp.
Mortgage Loan Trust,
Series 2006-OPT1, Class A6, 0.252%,
04/25/2036 (1 Month LIBOR USD +
0.150%) (Callable 03/25/2026)(3)	6,210,861	6,157,954
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 1.967%,
10/25/2043 (Callable 01/25/2022)(4)	5,141,231	5,186,504
Towd Point Mortgage Trust:
Series 2016-3, Class A1,
2.250%, 08/25/2055
(Callable 05/25/2024)(2)(4)	76,174	76,193
Series 2016-2, Class A1,
3.000%, 08/25/2055
(Callable 10/25/2024)(2)(4)	911,096	913,573
Series 2016-5, Class A1,
2.500%, 10/25/2056
(Callable 05/25/2025)(2)(4)	2,102,565	2,119,494
Series 2017-1, Class A1,
2.750%, 10/25/2056
(Callable 04/25/2025)(2)(4)	9,788,091	9,872,476
Series 2017-6, Class A1,
2.750%, 10/25/2057
(Callable 07/25/2025)(2)(4)	23,268,910	23,555,948
Series 2018-1, Class A1,
3.000%, 01/28/2058
(Callable 06/25/2025)(2)(4)	2,428,645	2,459,318
Series 2019-1, Class A1,
3.678%, 03/25/2058
(Callable 01/25/2025)(2)(4)	31,676,117	32,753,903
Series 2018-6, Class A1A,
3.750%, 03/25/2058
(Callable 01/25/2025)(2)(4)	18,300,821	18,621,325
Series 2018-4, Class A1,
3.000%, 06/25/2058
(Callable 03/25/2026)(2)(4)	16,856,502	17,250,541
Series 2019-4, Class A1,
2.900%, 10/25/2059
(Callable 09/25/2026)(2)(4)	91,829,093	93,595,830
Series 2020-2, Class A1A,
1.636%, 04/25/2060
(Callable 06/25/2025)(2)(4)	12,256,515	12,175,687
Series 2020-4, Class A1,
1.750%, 10/25/2060
(Callable 11/25/2026)(2)	92,208,662	91,994,756
WaMu Mortgage Pass-Through
Certificates Trust:
Series 2004-CB2, Class 3A, 6.000%,
08/25/2034 (Callable 01/25/2022)	3,381,069	3,641,001

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
WaMu Mortgage Pass-Through
Certificates Trust: (cont.)
Series 2004-CB3, Class 2A, 6.500%,
10/25/2034 (Callable 01/25/2022)	$1,740,551	$1,804,736
Series 2004-AR14, Class A1, 2.729%,
01/25/2035 (Callable 01/25/2022)(4)	3,979,168	4,038,686
Total Non-U.S. Government
Agency Issues
(Cost $908,284,830)		899,401,284	2.2%
Total Residential
Mortgage-Backed Securities
(Cost $6,938,475,838)		7,039,410,248	17.6%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2014-M2, Class A2,
3.513%, 12/25/2023(4)	5,025,225	5,224,121
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K723, Class A2,
2.454%, 08/25/2023	27,361,154	27,955,674
Series K037, Class A2,
3.490%, 01/25/2024	69,525,000	72,629,312
Series K048, Class A2,
3.284%, 06/25/2025(4)	60,430,000	64,198,131
Series K050, Class A2,
3.334%, 08/25/2025(4)	82,739,000	88,239,877
Series K053, Class A2,
2.995%, 12/25/2025	13,000,000	13,762,489
Series K734, Class A2,
3.208%, 02/25/2026	21,500,000	22,947,823
Series K736, Class A2,
2.282%, 07/25/2026	67,700,000	70,128,764
Series K057, Class A2,
2.570%, 07/25/2026	21,420,000	22,420,710
Series K058, Class A2,
2.653%, 08/25/2026	24,865,000	26,159,840
Series K063, Class A2,
3.430%, 01/25/2027(4)	79,804,512	86,932,356
Series K064, Class A2,
3.224%, 03/25/2027	60,635,903	65,577,305
Series K065, Class A2,
3.243%, 04/25/2027	34,635,000	37,561,315
Series K066, Class A2,
3.117%, 06/25/2027	13,214,000	14,258,322
Series K067, Class A2,
3.194%, 07/25/2027	68,324,045	74,128,466
Series K068, Class A2,
3.244%, 08/25/2027	27,963,000	30,435,075
Series K069, Class A2,
3.187%, 09/25/2027(4)	25,488,779	27,701,167
Series K071, Class A2,
3.286%, 11/25/2027	25,529,000	27,914,185
Series K072, Class A2,
3.444%, 12/25/2027	6,050,000	6,672,282
Series K073, Class A2,
3.350%, 01/25/2028	1,350,000	1,482,870
Series K074, Class A2,
3.600%, 01/25/2028	21,722,000	24,201,534
Series K076, Class A2,
3.900%, 04/25/2028	92,070,000	104,335,317
Series K077, Class A2,
3.850%, 05/25/2028(4)	68,650,000	77,615,395
Series K078, Class A2,
3.854%, 06/25/2028	59,788,633	67,607,569
Series K080, Class A2,
3.926%, 07/25/2028(4)	42,725,000	48,617,999
Series K082, Class A2,
3.920%, 09/25/2028(4)	56,545,000	64,429,437
Series K083, Class A2,
4.050%, 09/25/2028(4)	1,000,000	1,149,227
Series K156, Class A3,
3.700%, 06/25/2033(4)	11,088,000	12,814,088
Series K-1510, Class A3,
3.794%, 01/25/2034	13,525,000	15,716,130
Total U.S. Government Agency Issues
(Cost $1,159,382,701)		1,202,816,780	3.0%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%,
05/17/2050 (Callable 03/15/2027)	44,535,000	48,309,435
Series 2017-BNK8, Class A4, 3.488%,
11/17/2050 (Callable 10/15/2027)	67,663,000	73,230,514
Series 2019-BN21, Class A5, 2.851%,
10/18/2052 (Callable 09/15/2029)	39,560,000	41,592,150
Series 2020-BN29, Class A4, 1.997%,
11/18/2053 (Callable 11/15/2030)	66,985,000	66,101,113
Series 2017-BNK9, Class A4, 3.538%,
11/17/2054 (Callable 12/15/2027)	98,103,000	106,531,068
Series 2017-BNK5, Class A5, 3.390%,
06/17/2060 (Callable 06/15/2027)	22,501,000	24,203,205
Series 2017-BNK7, Class A5, 3.435%,
09/17/2060 (Callable 09/15/2027)	350,000	377,457
Series 2018-BN10, Class A5, 3.688%,
02/17/2061 (Callable 01/15/2028)	11,050,000	12,086,950
Series 2018-BN12, Class A4, 4.255%,
05/17/2061 (Callable 05/15/2028)(4)	15,302,008	17,267,052
Series 2018-BNK13, Class A5, 4.217%,
08/17/2061 (Callable 07/15/2028)(4)	8,565,000	9,658,569
Benchmark Mortgage Trust:
Series 2018-B6, Class A4, 4.261%,
10/10/2051 (Callable 08/10/2028)	17,420,000	19,708,387
Series 2018-B8, Class A5, 4.232%,
01/18/2052 (Callable 12/15/2028)	24,235,000	27,429,939
Series 2020-B19, Class A5, 1.850%,
09/17/2053 (Callable 08/15/2030)	56,766,000	55,271,715
Series 2020-B20, Class A5, 2.034%,
10/20/2053 (Callable 10/15/2030)	31,916,000	31,469,112
Series 2020-B21, Class A5, 1.978%,
12/17/2053 (Callable 11/15/2030)	32,760,000	32,156,250
Series 2021-B24, Class A5, 2.584%,
03/17/2054 (Callable 03/15/2031)	40,000,000	41,197,668
Series 2021-B31, Class A5, 2.669%,
12/17/2054 (Callable 12/15/2031)	74,100,000	76,458,232
Series 2019-B14, Class A5, 3.049%,
12/15/2062 (Callable 11/15/2029)	28,769,000	30,539,369
CD Mortgage Trust:
Series 2016-CD1, Class A4, 2.724%,
08/12/2049 (Callable 08/10/2026)	46,415,000	48,039,288
Series 2017-CD3, Class A4, 3.631%,
02/11/2050 (Callable 01/10/2027)	7,200,000	7,750,455
Series 2018-CD7, Class A4, 4.279%,
08/17/2051 (Callable 07/15/2028)	7,400,000	8,364,972

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class A4,
3.283%, 05/10/2058	$29,732,980	$31,244,643
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%,
04/10/2046 (Callable 03/10/2023)	34,503,388	35,194,932
Series 2014-GC19, Class A3, 3.753%,
03/12/2047 (Callable 12/10/2023)	6,045,642	6,276,954
Series 2014-GC25, Class A4, 3.635%,
10/10/2047 (Callable 09/10/2024)	16,838,590	17,705,727
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 12/10/2024)	59,202,541	61,679,084
Series 2015-GC35, Class A4, 3.818%,
11/13/2048 (Callable 11/10/2025)	68,175,000	73,090,220
Series 2017-P8, Class A4, 3.465%,
09/16/2050 (Callable 08/15/2027)	22,000,000	23,621,336
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%,
05/17/2045 (Callable 04/15/2022)	3,700,606	3,707,987
Series 2013-CR9, Class A3,
4.022%, 07/12/2045	3,932,424	4,010,495
Series 2012-CR2, Class A4, 3.147%,
08/17/2045 (Callable 07/15/2022)	20,250,536	20,304,530
Series 2013-CR10, Class A3, 3.923%,
08/10/2046 (Callable 07/10/2023)	10,969,762	11,309,086
Series 2014-CR15, Class ASB, 3.595%,
02/12/2047 (Callable 11/10/2023)	5,674,932	5,831,558
Series 2014-CR19, Class A5, 3.796%,
08/12/2047 (Callable 08/10/2024)	15,789,828	16,660,449
Series 2013-CR11, Class A3, 3.983%,
08/12/2050 (Callable 08/10/2023)	10,258,981	10,665,347
DBGS Mortgage Trust,
Series 2018-C1, Class A4,
4.466%, 10/17/2051	19,875,000	22,713,563
DBJPM Mortgage Trust:
Series 2016-C3, Class ASB, 2.756%,
08/12/2049 (Callable 01/10/2026)	10,046,235	10,293,071
Series 2017-C6, Class A5, 3.328%,
06/10/2050 (Callable 06/10/2027)	20,800,000	22,204,566
Series 2020-C9, Class A5, 1.926%,
08/15/2053 (Callable 03/15/2030)	22,555,000	22,105,511
GS Mortgage Securities Trust:
Series 2012-GCJ9, Class A3, 2.773%,
11/10/2045 (Callable 11/10/2022)	37,386,256	37,861,181
Series 2013-GC14, Class A5, 4.243%,
08/10/2046 (Callable 07/10/2023)	25,500,000	26,567,588
J.P. Morgan Chase Commercial
Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%,
04/15/2046 (Callable 04/15/2023)	18,102,913	18,400,302
Series 2013-C10, Class ASB, 2.702%,
12/17/2047 (Callable 12/15/2022)	2,403,887	2,423,281
Series 2012-LC9, Class A5, 2.840%,
12/17/2047 (Callable 11/15/2022)	9,007,000	9,097,227
JPMBB Commercial Mortgage
Securities Trust:
Series 2013-C12, Class ASB, 3.157%,
07/17/2045 (Callable 05/15/2022)	654,114	657,397
Series 2013-C12, Class A5, 3.664%,
07/17/2045 (Callable 05/15/2023)	6,835,000	7,024,505
Series 2013-C15, Class A4, 4.096%,
11/17/2045 (Callable 09/15/2023)	1,281,905	1,326,936
Series 2013-C14, Class A4, 4.133%,
08/17/2046 (Callable 07/15/2023)(4)	21,875,092	22,508,507
Series 2013-C17, Class A3, 3.928%,
01/17/2047 (Callable 11/15/2023)	3,160,205	3,225,806
Series 2013-C17, Class A4, 4.199%,
01/17/2047 (Callable 12/15/2023)	17,276,000	18,117,875
Series 2014-C24, Class ASB, 3.368%,
11/18/2047 (Callable 07/15/2024)	5,516,539	5,683,252
Series 2014-C25, Class ASB, 3.407%,
11/18/2047 (Callable 08/15/2024)	5,223,675	5,390,089
Series 2015-C30, Class A5, 3.822%,
07/15/2048 (Callable 07/15/2025)	22,658,000	24,278,584
Series 2015-C28, Class A4, 3.227%,
10/19/2048 (Callable 03/15/2025)	16,688,500	17,428,425
JPMCC Commercial Mortgage
Securities Trust:
Series 2017-JP7, Class A5, 3.454%,
09/16/2050 (Callable 07/15/2027)	9,000,000	9,662,185
Series 2017-C7, Class A5, 3.409%,
10/17/2050 (Callable 08/15/2027)	6,035,000	6,479,419
JPMDB Commercial Mortgage
Securities Trust,
Series 2017-C5, Class A5, 3.694%,
03/17/2050 (Callable 01/15/2027)	24,380,000	26,303,187
Morgan Stanley Bank of America
Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%,
08/17/2045 (Callable 07/11/2022)	35,408,148	35,527,017
Series 2012-C6, Class A4, 2.858%,
11/15/2045 (Callable 09/15/2022)	18,843,374	18,958,290
Series 2013-C10, Class A3, 3.960%,
07/17/2046 (Callable 04/15/2023)(4)	5,596,090	5,741,743
Series 2013-C12, Class A3, 3.973%,
10/17/2046 (Callable 07/15/2023)	16,211,562	16,726,893
Series 2014-C16, Class A5, 3.892%,
06/17/2047 (Callable 05/15/2024)	25,000,000	26,227,895
Series 2016-C29, Class ASB, 3.140%,
05/17/2049 (Callable 11/15/2025)	11,036,474	11,440,644
Series 2016-C30, Class A5, 2.860%,
09/17/2049 (Callable 08/15/2026)	18,082,000	18,770,460
Series 2017-C34, Class A4, 3.536%,
11/18/2052 (Callable 09/15/2027)	41,287,079	44,652,921
Morgan Stanley Capital I Trust,
Series 2018-H3, Class A5, 4.177%,
07/15/2051 (Callable 06/15/2028)	22,101,510	24,783,438
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class ASB, 3.278%,
02/18/2048 (Callable 12/15/2024)	11,481,070	11,836,563
Series 2015-SG1, Class ASB, 3.556%,
09/17/2048 (Callable 12/15/2024)	15,027,761	15,554,355
Series 2015-SG1, Class A4, 3.789%,
09/17/2048 (Callable 08/15/2025)	19,699,325	20,740,521
Series 2015-P2, Class A3, 3.541%,
12/15/2048 (Callable 11/15/2025)	46,750,000	48,924,978
Series 2017-C42, Class A4,
3.589%, 12/16/2050	7,315,000	7,953,999
Series 2019-C50, Class ASB, 3.635%,
05/17/2052 (Callable 08/15/2028)	20,000,000	21,510,166
Series 2017-RC1, Class A4, 3.631%,
01/15/2060 (Callable 02/15/2027)	14,225,000	15,422,836
WFRBS Commercial Mortgage Trust:
Series 2013-C13, Class ASB, 2.654%,
05/17/2045 (Callable 02/15/2023)	1,845,272	1,864,108

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
WFRBS Commercial Mortgage Trust:
Series 2013-C18, Class A4, 3.896%,
12/17/2046 (Callable 12/15/2023)	$11,599,223	$12,062,765
Series 2014-C21, Class A5, 3.678%,
08/16/2047 (Callable 07/15/2024)	34,719,000	36,438,465
Series 2014-C24, Class A4, 3.343%,
11/18/2047 (Callable 09/15/2024)	36,730,000	38,059,182
Series 2014-C23, Class ASB,
3.636%, 10/17/2057	3,902,597	4,030,826
Total Non-U.S. Government
Agency Issues
(Cost $1,860,005,200)		1,856,025,770	4.6%
Total Commercial
Mortgage-Backed Securities
(Cost $3,019,387,901)		3,058,842,550	7.6%
Asset Backed Securities
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3,
6.150%, 06/15/2039	8,691,000	12,018,736
Donlen Fleet Lease Funding 2 LLC,
Series 2021-2, Class A2,
0.560%, 12/11/2034(2)	37,975,000	37,753,891
Ford Credit Auto Owner Trust:
Series 2019-1, Class A, 3.520%,
07/15/2030 (Callable 01/15/2024)(2)	25,192,000	26,411,555
Series 2018-1, Class A, 3.190%,
07/15/2031 (Callable 01/15/2025)(2)	40,550,000	42,730,085
Navient Private Education Refi Loan Trust,
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 06/15/2028)(2)	19,775,000	19,704,896
Nelnet Student Loan Trust,
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	50,515,432	49,635,882
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%,
12/15/2023 (Callable 01/15/2022)	4,289	4,362
PFS Financing Corp.,
Series 2020-F, Class A,
0.930%, 08/15/2024(2)	16,750,000	16,789,039
SBA Tower Trust,
1.840%, 10/15/2051
(Callable 04/15/2026)(2)	94,050,000	93,396,701
Towd Point Asset Trust,
Series 2021-SL1, Class A1,
1.050%, 11/21/2061(2)	17,810,053	17,554,999
Towd Point Mortgage Trust:
Series 2020-MH1, Class A1A,
2.184%, 02/25/2060
(Callable 08/25/2022)(2)(4)	38,812,073	38,781,342
Series 2020-MH1, Class A1,
2.250%, 02/25/2060
(Callable 08/25/2022)(2)(4)	24,740,764	24,750,902
Toyota Auto Loan Extended Note Trust:
Series 2019-1A, Class A, 2.560%,
11/25/2031 (Callable 05/25/2024)(2)	68,654,950	70,901,333
Series 2020-1A, Class A, 1.350%,
05/25/2033 (Callable 05/25/2025)(2)	104,383,000	104,120,915
Total Asset Backed Securities
(Cost $551,789,799)		554,554,638	1.4%
Total Long-Term Investments
(Cost $38,592,965,004)		39,345,428,942	98.5%

Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 0.03%(5)	1,203,665,886	1,203,665,886
Total Short-Term Investment
(Cost $1,203,665,886)		1,203,665,886	3.0%
Total Investments
(Cost $39,796,630,890)		40,549,094,828	101.5%
Liabilities in Excess of Other Assets		(594,636,774)	(1.5)%
TOTAL NET ASSETS		$39,954,458,054	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
SD CRED PROG – State Credit Enhancement Program
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2021, the value of these securities totaled $6,334,537,088, which represented 15.85% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2021.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.
(8)	Security or a portion of the security, purchased on a when-issued or delayed delivery basis.
(9)	Security in default.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$12,566,085,724	$—	$12,566,085,724
Other Government Related Securities	—	103,342,133	—	103,342,133
Corporate Bonds	—	15,586,153,283	—	15,586,153,283
Municipal Bonds	—	437,040,366	—	437,040,366
Residential Mortgage-Backed Securities – U.S. Government Agency Issues	—	6,140,008,964	—	6,140,008,964
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	899,401,284	—	899,401,284
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	1,202,816,780	—	1,202,816,780
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,856,025,770	—	1,856,025,770
Asset Backed Securities	—	554,554,638	—	554,554,638
Total Long-Term Investments	—	39,345,428,942	—	39,345,428,942
Short-Term Investment
Money Market Mutual Fund	1,203,665,886	—	—	1,203,665,886
Total Short-Term Investment	1,203,665,886	—	—	1,203,665,886
Total Investments	$1,203,665,886	$39,345,428,942	$—	$40,549,094,828

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2021 (Unaudited)

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Universal Bond Index. The Bloomberg U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage- backed securities (CMBS) with maturities of at least one year.

The Treasury curve shifted higher in 2021 on what will likely be the strongest pace of economic growth and inflation since the 1980s. The benchmark 10-year Treasury rose from 0.92% at the beginning of 2021 to the high mark for the year of 1.74% on March 31st, before falling to end the year at 1.51%. Intermediate yields rose the most in both  the fourth quarter and the full year as 5-year yields rose 30 basis points and 91 basis points, respectively. Shifts along the Treasury curve reflected both the changing investor sentiment to stubbornly high inflation and the Fed’s response, including a decision in the fourth quarter to taper monthly asset purchases and signal the likelihood of multiple rate hikes in 2022. While a massive rollout of vaccines to begin 2021 offered hope of a return to normalcy, the Delta and Omicron variants of the Covid-19 virus surfaced and disrupted those plans. Not foreseen by the policymakers’ response to the challenges, which included unprecedented fiscal and monetary support, were the disruptions in the supply of labor and goods that created upward pressure on wages and consumer prices. Despite strong economic growth and surging inflation, a record amount of money ($583 billion) flowed into fixed income funds and ETFs in 2021, exceeding the previous record of 2019 ($459 billion). After grinding tighter through most of the year, Investment Grade credit spreads widened modestly in  the fourth quarter as the Fed signaled a greater sense of urgency in reversing their highly accommodative policy to bring inflation under control. Still, spreads ended moderately tighter for the year across most market sectors.

During 2021, the Institutional Share Class of the Fund (BCOIX) posted a net return of -1.02% vs. a -1.10% return for the Bloomberg U.S. Universal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Investment Grade Credit – Overweight to BBB-credit and sub-sector and security selection decisions
•
Securitized Sectors – Underweight to Agency Residential Mortgage-Backed Securities (RMBS) as well as an overweight to Commercial Mortgage-Backed Securities (Agency & Non-Agency) and Non-Agency Residential Mortgage-Backed Securities (RMBS)

•	Yield Curve Positioning – Positive convexity tilt of overall portfolio versus the benchmark aided by a larger underweight to Agency Residential Mortgage-Backed Securities (RMBS)

Negative contributors to the Fund’s relative performance during the year include:

•	Investment Grade Credit – Underweight to U.S. Corporate High Yield
•
Yield Curve Positioning – Underweight to 1-2 year maturities and overweight to 3-7 year maturities as the 2-5 year portion of the yield curve steepened approximately 30 basis points as well as a modest underweight to longer maturities as the 5-30 year portion of the curve flattened approximately 65 basis points. Favoring 20 year over 30 year in longer maturities also detracted from performance as 20 year maturities underperformed 30 year maturities

We expect economic growth to moderate in 2022 to the 3-4% range, still above its long-term 2% trend. Supply bottlenecks should ease as demand for goods, which was pulled forward in early 2021 as both the vaccines and unprecedented stimulus were deployed, softens and demand for services rises. Normalization of supply and demand should validate recent inflation trends to be more one-time in nature (created by the stop/start of the pandemic) rather than long-term secular. Monetary and fiscal support are likely to transition from tailwinds to modest headwinds, moderating growth. We expect the Fed to complete its accelerated tapering by March and likely begin a series of quarterly rate hikes. Historically there has been a pause between the two policy actions, but if inflation stays stubbornly high, the Fed may choose to shorten the “pause.” On the fiscal side, even if a version of the Build Back Better plan is passed, year-over-year fiscal stimulus will decline from the significant pandemic relief in 2021. We continue to see select opportunities in Investment Grade Corporates, although current spreads remain relatively tight. We believe an underweight to Agency Residential Mortgage-Backed Securities (RMBS) is appropriate given historically tight valuations and the sector’s susceptibility to weakness as the Fed tapers purchases and net supply to the private market increases. We will continue to look to optimize Fund exposure along the yield curve, capturing the roll-down benefits along its steeper segments.

The Fund remains duration-neutral and at current valuations (spreads) we continue to be selective as we maintain a modest overweight to Investment Grade Corporate Credit, particularly Financials. We prefer the risk/reward profile of Investment Grade credit and select high yield issues, primarily BB-rated or crossover, relative to lower-rated segments of U.S. High Yield and Emerging Market Debt. The Fund is maintaining a larger underweight to Agency Residential Mortgage-Backed Securities (increasing its positive convexity tilt versus the benchmark at the overall portfolio level) given historically unattractive valuations and we continue to maintain Fund exposure to Agency Commercial Mortgage-Backed Securities, Non-Agency Commercial Mortgage-Backed Securities, Non-Agency Residential Mortgage-Backed Securities and Asset-Backed Securities at the top of the capital structure due to more attractive relative valuations versus Agency Residential Mortgage-Backed Securities.

Baird Core Plus Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$29,267,137,119

	SEC 30-Day Yield(3)
	Institutional Class	1.79%
	Investor Class	1.53%

	Average Effective Duration	6.54 years

	Average Effective Maturity	8.23 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	45%

	Number of Holdings	1,482

Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(5)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	-1.02%	4.30%	3.93%	5.61%
Investor Class Shares	-1.23%	4.06%	3.68%	5.35%
Bloomberg U.S. Universal Bond Index(2)	-1.10%	3.84%	3.31%	4.93%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2021.
(2)
The Bloomberg U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.500%, 05/15/2024	$27,350,000	$28,417,291
0.375%, 07/15/2024	567,500,000	560,605,760
2.250%, 11/15/2025	457,375,000	476,581,178
2.000%, 11/15/2026	925,925,000	958,404,708
2.250%, 11/15/2027	835,175,000	877,520,978
1.125%, 08/31/2028	662,775,000	650,503,310
0.625%, 08/15/2030	355,875,000	332,242,676
1.250%, 08/15/2031	331,300,000	324,311,641
1.375%, 11/15/2040	641,225,000	586,244,964
2.875%, 05/15/2043	912,450,000	1,063,859,672
2.500%, 02/15/2045	900,525,000	993,989,643
2.875%, 05/15/2049	107,750,000	130,331,201
Total U.S. Treasury Securities
(Cost $6,981,368,686)		6,983,013,022	23.9%
Other Government Related Securities
Comision Federal de Electricidad,
5.750%, 02/14/2042(1)(2)	5,200,000	5,668,000
Corp Andina de Fomento,
4.375%, 06/15/2022(1)	4,265,000	4,336,481
Electricite de France SA,
4.750%, 10/13/2035
(Callable 04/13/2035)(1)(2)	10,000,000	11,789,808
Korea Development Bank,
3.000%, 09/14/2022(1)	4,400,000	4,466,836
Petrobras Global Finance BV,
7.375%, 01/17/2027(1)	9,300,000	10,825,200
Petroleos Mexicanos:
5.950%, 01/28/2031
(Callable 10/28/2030)(1)	1,005,000	976,584
6.700%, 02/16/2032
(Callable 11/16/2031)(1)(2)	31,343,000	31,656,430
Sinopec Group Overseas
Development [2014] Ltd.,
4.375%, 04/10/2024(1)(2)	1,500,000	1,601,265
Sinopec Group Overseas
Development [2015] Ltd.,
3.250%, 04/28/2025(1)(2)	7,500,000	7,883,850
Sinopec Group Overseas
Development [2017] Ltd.,
3.000%, 04/12/2022(1)(2)	6,950,000	6,986,488
Total Other Government
Related Securities
(Cost $80,222,083)		86,190,942	0.3%
Corporate Bonds
Industrials
180 Medical, Inc.,
3.875%, 10/15/2029
(Callable 10/07/2024)(1)(2)	500,000	506,250
Abbott Laboratories,
4.750%, 11/30/2036
(Callable 05/30/2036)	7,506,000	9,593,044
AbbVie, Inc.:
3.800%, 03/15/2025
(Callable 12/15/2024)	29,200,000	31,094,175
3.600%, 05/14/2025
(Callable 02/14/2025)	2,500,000	2,659,277
4.300%, 05/14/2036
(Callable 11/14/2035)	3,825,000	4,512,164
4.050%, 11/21/2039
(Callable 05/21/2039)	11,250,000	12,967,983
4.250%, 11/21/2049
(Callable 05/21/2049)	20,000,000	23,976,586
ADT Security Corp.,
4.125%, 08/01/2029
(Callable 08/01/2028)(2)	2,250,000	2,216,250
Adventist Health System:
2.952%, 03/01/2029
(Callable 12/01/2028)	7,250,000	7,584,505
3.630%, 03/01/2049
(Callable 09/01/2048)	8,900,000	9,865,307
Air Products and Chemicals, Inc.,
2.800%, 05/15/2050
(Callable 11/15/2049)	5,000,000	5,143,183
Aker BP ASA,
2.875%, 01/15/2026
(Callable 12/15/2025)(1)(2)	25,000,000	25,925,213
Albertsons Companies, Inc.:
3.250%, 03/15/2026
(Callable 09/15/2022)(2)	5,000,000	5,093,750
3.500%, 03/15/2029
(Callable 09/15/2023)(2)	1,500,000	1,502,940
Alcon Finance Corp.:
3.000%, 09/23/2029
(Callable 06/23/2029)(1)(2)	6,110,000	6,384,004
2.600%, 05/27/2030
(Callable 02/27/2030)(1)(2)	6,475,000	6,540,861
Alimentation Couche-Tard, Inc.,
2.950%, 01/25/2030
(Callable 10/25/2029)(1)(2)	6,500,000	6,720,505
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	10,000,000	10,647,170
Alpek SAB de CV:
4.250%, 09/18/2029
(Callable 06/18/2029)(1)(2)	6,000,000	6,382,500
3.250%, 02/25/2031
(Callable 11/25/2030)(1)(2)	10,000,000	9,975,000
America Movil SAB de CV,
2.875%, 05/07/2030
(Callable 02/07/2030)(1)	28,000,000	29,036,038
Amgen, Inc.:
3.150%, 02/21/2040
(Callable 08/21/2039)	5,000,000	5,141,541
4.400%, 05/01/2045
(Callable 11/01/2044)	8,000,000	9,576,624
Anglo American Capital PLC:
4.125%, 09/27/2022(1)(2)	5,385,000	5,512,331
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	16,025,000	15,730,151
3.950%, 09/10/2050
(Callable 03/10/2050)(1)(2)	10,000,000	10,646,572
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029
(Callable 10/23/2028)(1)	5,000,000	5,824,416
5.450%, 01/23/2039
(Callable 07/23/2038)(1)	9,975,000	13,085,098
4.900%, 02/01/2046
(Callable 08/01/2045)(1)	70,275,000	89,098,365
Antofagasta PLC,
2.375%, 10/14/2030
(Callable 07/14/2030)(1)(2)	6,000,000	5,700,000
AP Moller – Maersk A/S:
3.875%, 09/28/2025
(Callable 06/28/2025)(1)(2)	18,140,000	19,426,880
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
AP Moller – Maersk A/S: (cont.)
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	$20,575,000	$23,438,479
Aramark Services, Inc.,
5.000%, 02/01/2028
(Callable 02/01/2023)(2)	1,000,000	1,033,750
ArcelorMittal:
6.125%, 06/01/2025(1)	6,078,000	6,882,319
4.550%, 03/11/2026(1)	30,930,000	33,873,015
4.250%, 07/16/2029(1)	15,000,000	16,438,657
7.000%, 10/15/2039(1)	7,096,000	9,776,017
Arcosa, Inc.,
4.375%, 04/15/2029
(Callable 04/15/2024)(2)	3,000,000	3,041,250
Ardagh Metal Packaging S.A.,
3.250%, 09/01/2028
(Callable 05/15/2024)(1)(2)	500,000	494,387
Arrow Electronics, Inc.,
3.250%, 09/08/2024
(Callable 07/08/2024)	15,000,000	15,658,737
Ashtead Capital, Inc.:
4.000%, 05/01/2028
(Callable 05/01/2023)(1)(2)	9,000,000	9,409,247
2.450%, 08/12/2031
(Callable 05/12/2031)(1)(2)	23,840,000	23,239,978
AT&T, Inc.:
4.300%, 02/15/2030
(Callable 11/15/2029)	10,980,000	12,369,370
2.550%, 12/01/2033
(Callable 09/01/2033)	14,329,000	14,034,034
5.250%, 03/01/2037
(Callable 09/01/2036)	7,125,000	8,831,730
4.650%, 06/01/2044
(Callable 12/01/2043)	9,700,000	11,401,551
3.550%, 09/15/2055
(Callable 03/15/2055)	40,029,000	40,334,875
3.800%, 12/01/2057
(Callable 06/01/2057)	25,315,000	26,461,335
3.650%, 09/15/2059
(Callable 03/15/2059)	31,734,000	32,181,989
Avery Dennison Corp.,
2.650%, 04/30/2030
(Callable 02/01/2030)	10,175,000	10,322,449
Ball Corp.:
5.250%, 07/01/2025	21,675,000	23,896,687
4.875%, 03/15/2026
(Callable 12/15/2025)	23,125,000	25,472,188
2.875%, 08/15/2030
(Callable 05/15/2030)	5,000,000	4,850,000
3.125%, 09/15/2031
(Callable 06/15/2031)	25,000,000	24,687,500
Bayer US Finance II LLC:
4.250%, 12/15/2025
(Callable 10/15/2025)(1)(2)	25,000,000	27,052,212
4.625%, 06/25/2038
(Callable 12/25/2037)(1)(2)	12,000,000	14,044,320
4.400%, 07/15/2044
(Callable 01/15/2044)(1)(2)	5,125,000	5,889,130
Beam Suntory, Inc.:
3.250%, 05/15/2022
(Callable 02/15/2022)(1)	10,650,000	10,681,127
3.250%, 06/15/2023
(Callable 03/17/2023)(1)	10,960,000	11,246,912
Becton Dickinson and Co.:
3.363%, 06/06/2024
(Callable 04/06/2024)	4,531,000	4,744,555
3.734%, 12/15/2024
(Callable 09/15/2024)	2,528,000	2,687,652
4.875%, 05/15/2044
(Callable 11/15/2043)	5,455,000	6,521,581
Berry Global, Inc.,
4.875%, 07/15/2026
(Callable 07/15/2022)(2)	28,000,000	28,963,760
Bimbo Bakeries USA, Inc.,
4.000%, 05/17/2051
(Callable 11/17/2050)(1)(2)	5,000,000	5,420,100
Boardwalk Pipelines LP:
4.950%, 12/15/2024
(Callable 09/15/2024)	17,475,000	18,941,159
5.950%, 06/01/2026
(Callable 03/01/2026)	26,406,000	30,264,264
4.800%, 05/03/2029
(Callable 02/03/2029)	28,916,000	32,410,778
Boeing Co.:
2.196%, 02/04/2026
(Callable 02/04/2023)	25,550,000	25,550,950
5.150%, 05/01/2030
(Callable 02/01/2030)	24,000,000	27,988,364
Bon Secours Mercy Health, Inc.,
3.464%, 06/01/2030
(Callable 12/01/2029)	16,330,000	17,766,067
Booz Allen Hamilton, Inc.:
3.875%, 09/01/2028
(Callable 09/01/2023)(2)	1,000,000	1,017,500
4.000%, 07/01/2029
(Callable 07/01/2024)(2)	500,000	516,250
Boral Finance Pty Ltd.,
3.750%, 05/01/2028
(Callable 02/01/2028)(1)(2)	5,550,000	5,891,101
BorgWarner, Inc.,
5.000%, 10/01/2025(2)	10,000,000	11,186,445
British Telecommunications PLC,
9.625%, 12/15/2030(1)	19,000,000	27,848,359
Broadcom, Inc.:
3.625%, 10/15/2024
(Callable 09/15/2024)	26,800,000	28,352,846
4.700%, 04/15/2025
(Callable 03/15/2025)	18,300,000	20,015,878
3.150%, 11/15/2025
(Callable 10/15/2025)	7,150,000	7,489,186
4.250%, 04/15/2026
(Callable 02/15/2026)	30,400,000	33,168,479
5.000%, 04/15/2030
(Callable 01/15/2030)	11,000,000	12,818,354
4.150%, 11/15/2030
(Callable 08/15/2030)	10,000,000	11,101,733
2.450%, 02/15/2031
(Callable 11/15/2030)(2)	7,250,000	7,116,417
3.137%, 11/15/2035
(Callable 08/15/2035)(2)	13,250,000	13,349,204
3.500%, 02/15/2041
(Callable 08/15/2040)(2)	16,000,000	16,395,435
Bunge Limited Finance Corp.:
3.250%, 08/15/2026
(Callable 05/15/2026)	13,188,000	13,918,356
3.750%, 09/25/2027
(Callable 06/25/2027)	23,800,000	25,836,110

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045
(Callable 10/01/2044)	$3,100,000	$3,737,754
Cameron LNG LLC,
3.701%, 01/15/2039
(Callable 07/15/2038)(2)	15,000,000	16,195,741
Canpack SA / Canpack US LLC,
3.875%, 11/15/2029
(Callable 11/15/2024)(1)(2)	15,000,000	14,643,750
Carlisle Companies, Inc.:
3.750%, 12/01/2027
(Callable 09/01/2027)	4,600,000	4,967,265
2.750%, 03/01/2030
(Callable 12/01/2029)	21,832,000	22,269,055
Carrier Global Corp.:
2.493%, 02/15/2027
(Callable 12/15/2026)	12,845,000	13,204,082
2.700%, 02/15/2031
(Callable 11/15/2030)	14,700,000	14,946,297
3.577%, 04/05/2050
(Callable 10/05/2049)	3,050,000	3,254,752
CCL Industries, Inc.,
3.050%, 06/01/2030
(Callable 03/01/2030)(1)(2)	19,725,000	20,420,975
CDW LLC / CDW Finance Corp.,
3.569%, 12/01/2031
(Callable 09/01/2031)	15,000,000	15,600,000
Cellnex Finance Co.,
3.875%, 07/07/2041
(Callable 04/07/2041)(1)(2)	21,000,000	20,082,720
CF Industries, Inc.:
3.450%, 06/01/2023	16,614,000	17,129,200
5.375%, 03/15/2044	10,922,000	13,773,734
Charles River Laboratories
International, Inc.,
4.000%, 03/15/2031
(Callable 03/15/2026)(2)	3,000,000	3,073,830
Charter Communications Operating LLC:
4.464%, 07/23/2022
(Callable 05/23/2022)	33,748,000	34,246,081
4.908%, 07/23/2025
(Callable 04/23/2025)	63,550,000	69,937,156
3.750%, 02/15/2028
(Callable 11/15/2027)	5,000,000	5,360,317
6.384%, 10/23/2035
(Callable 04/23/2035)	32,905,000	42,463,878
5.375%, 04/01/2038
(Callable 10/01/2037)	6,000,000	7,157,369
3.700%, 04/01/2051
(Callable 10/01/2050)	6,700,000	6,500,860
3.850%, 04/01/2061
(Callable 10/01/2060)	12,075,000	11,432,740
4.400%, 12/01/2061
(Callable 06/01/2061)	10,000,000	10,385,450
Cheniere Corpus Christi Holdings LLC:
7.000%, 06/30/2024
(Callable 01/01/2024)	4,269,000	4,723,190
5.875%, 03/31/2025
(Callable 10/02/2024)	5,005,000	5,548,907
5.125%, 06/30/2027
(Callable 01/01/2027)	11,397,000	12,866,980
Cigna Corp.:
3.050%, 11/30/2022
(Callable 10/31/2022)	15,000,000	15,289,725
3.000%, 07/15/2023
(Callable 05/16/2023)	7,525,000	7,741,095
4.500%, 02/25/2026
(Callable 11/27/2025)	5,725,000	6,329,723
2.400%, 03/15/2030
(Callable 12/15/2029)	9,850,000	9,939,758
4.800%, 08/15/2038
(Callable 02/15/2038)	7,600,000	9,369,782
CK Hutchison International Ltd.:
2.875%, 04/05/2022(1)(2)	7,475,000	7,512,898
2.500%, 04/15/2031
(Callable 01/15/2031)(1)(2)	10,000,000	10,121,598
Clean Harbors, Inc.,
5.125%, 07/15/2029
(Callable 07/15/2024)(2)	100,000	106,000
CNH Industrial Capital LLC:
4.200%, 01/15/2024(1)	15,000,000	15,834,321
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	14,250,000	14,263,184
CNH Industrial NV:
4.500%, 08/15/2023(1)	16,168,000	16,985,236
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	26,114,000	28,445,505
Columbia Pipeline Group, Inc.:
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	14,135,000	15,250,799
5.800%, 06/01/2045
(Callable 12/01/2044)(1)	4,733,000	6,274,959
Comcast Corp.:
4.250%, 01/15/2033	6,500,000	7,617,198
4.400%, 08/15/2035
(Callable 02/15/2035)	13,575,000	16,295,935
3.200%, 07/15/2036
(Callable 01/15/2036)	15,000,000	16,029,865
2.937%, 11/01/2056
(Callable 05/01/2056)(2)	2,622,000	2,508,513
2.987%, 11/01/2063
(Callable 05/01/2063)(2)	10,984,000	10,474,054
CommonSpirit Health:
2.760%, 10/01/2024
(Callable 07/01/2024)	7,500,000	7,736,548
2.782%, 10/01/2030
(Callable 04/01/2030)	20,400,000	20,900,982
Conagra Brands, Inc.,
5.300%, 11/01/2038
(Callable 05/01/2038)	6,625,000	8,403,065
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036	845,000	1,151,622
Constellation Brands, Inc.,
4.750%, 12/01/2025	1,000,000	1,114,982
Corning, Inc.,
4.375%, 11/15/2057
(Callable 05/15/2057)	10,000,000	11,935,638
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	2,875,000	3,058,220
4.800%, 02/01/2035
(Callable 08/01/2034)(2)	4,450,000	5,252,369
4.700%, 12/15/2042(2)	1,670,000	2,015,654
3.600%, 06/15/2051
(Callable 12/15/2050)(2)	22,900,000	24,071,346
CSX Corp.:
6.220%, 04/30/2040	475,000	678,288
4.650%, 03/01/2068
(Callable 09/01/2067)	9,000,000	11,724,535

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CVS Health Corp.:
3.875%, 07/20/2025
(Callable 04/20/2025)	$2,302,000	$2,474,944
3.250%, 08/15/2029
(Callable 05/15/2029)	11,800,000	12,592,482
4.780%, 03/25/2038
(Callable 09/25/2037)	35,075,000	42,868,265
5.050%, 03/25/2048
(Callable 09/25/2047)	32,600,000	42,761,413
CVS Pass-Through Trust,
7.507%, 01/10/2032(2)	3,430,077	4,250,260
Daimler Finance North America LLC:
2.550%, 08/15/2022(1)(2)	19,750,000	19,973,868
1.750%, 03/10/2023(1)(2)	29,550,000	29,847,570
Danone SA:
3.000%, 06/15/2022(1)(2)	3,500,000	3,538,215
2.589%, 11/02/2023
(Callable 09/02/2023)(1)(2)	10,000,000	10,253,220
DCP Midstream LLC:
5.375%, 07/15/2025
(Callable 04/15/2025)	3,000,000	3,277,500
5.625%, 07/15/2027
(Callable 04/15/2027)	17,000,000	19,210,001
5.125%, 05/15/2029
(Callable 02/15/2029)	8,000,000	9,040,000
3.250%, 02/15/2032
(Callable 08/15/2031)	10,000,000	10,075,000
Dell International LLC / EMC Corp.:
5.450%, 06/15/2023
(Callable 04/15/2023)	11,140,000	11,752,420
5.850%, 07/15/2025
(Callable 06/15/2025)	5,000,000	5,669,593
6.020%, 06/15/2026
(Callable 03/15/2026)	37,004,000	42,792,343
4.900%, 10/01/2026
(Callable 08/01/2026)	8,395,000	9,460,647
3.450%, 12/15/2051
(Callable 06/15/2051)(2)	20,000,000	19,232,347
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	46,120,000	48,763,056
Deutsche Telekom International
Finance BV,
8.750%, 06/15/2030(1)	28,015,000	40,744,141
Dignity Health,
5.267%, 11/01/2064	7,625,000	10,674,118
DISH DBS Corp.,
5.000%, 03/15/2023	2,500,000	2,562,500
Dominion Gas Holdings LLC,
3.600%, 12/15/2024
(Callable 09/15/2024)	4,067,000	4,315,086
DuPont de Nemours, Inc.:
4.493%, 11/15/2025
(Callable 09/15/2025)	9,275,000	10,253,076
5.319%, 11/15/2038
(Callable 05/15/2038)	17,350,000	22,407,595
DXC Technology Co.:
1.800%, 09/15/2026
(Callable 08/15/2026)	21,000,000	20,763,306
2.375%, 09/15/2028
(Callable 07/15/2028)	60,000,000	58,703,551
Eagle Materials, Inc.,
2.500%, 07/01/2031
(Callable 04/01/2031)	15,000,000	14,819,815
Eastern Gas Transmission
and Storage, Inc.,
3.600%, 12/15/2024
(Callable 09/15/2024)(2)	2,033,000	2,157,012
Eaton Corp.:
2.750%, 11/02/2022	2,625,000	2,673,988
4.000%, 11/02/2032	3,660,000	4,210,584
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023
(Callable 02/04/2023)	4,000,000	4,095,861
Element Fleet Management Corp.,
3.850%, 06/15/2025
(Callable 05/15/2025)(1)(2)	23,000,000	24,454,944
Enable Midstream Partners LP:
4.400%, 03/15/2027
(Callable 12/15/2026)	15,000,000	16,195,184
4.150%, 09/15/2029
(Callable 06/15/2029)	16,585,000	17,758,109
Enbridge Energy Partners LP:
7.500%, 04/15/2038(1)	4,500,000	6,742,470
7.375%, 10/15/2045
(Callable 04/15/2045)(1)	23,298,000	36,432,482
Energy Transfer LP:
3.450%, 01/15/2023
(Callable 10/15/2022)	2,000,000	2,036,409
4.250%, 03/15/2023
(Callable 12/15/2022)	10,000,000	10,276,523
5.875%, 01/15/2024
(Callable 10/15/2023)	15,000,000	16,146,080
5.500%, 06/01/2027
(Callable 03/01/2027)	4,653,000	5,307,920
4.950%, 06/15/2028
(Callable 03/15/2028)	4,693,000	5,283,076
5.250%, 04/15/2029
(Callable 01/15/2029)	18,925,000	21,694,513
6.625%, 10/15/2036	3,575,000	4,536,539
6.500%, 02/01/2042
(Callable 08/01/2041)	18,727,000	24,185,229
6.100%, 02/15/2042	1,000,000	1,222,879
5.950%, 10/01/2043
(Callable 04/01/2043)	2,702,000	3,255,953
6.000%, 06/15/2048
(Callable 12/15/2047)	5,000,000	6,230,052
Energy Transfer Partners LP:
4.200%, 04/15/2027
(Callable 01/15/2027)	8,650,000	9,386,267
5.150%, 03/15/2045
(Callable 09/15/2044)	5,000,000	5,666,521
Eni SpA,
4.250%, 05/09/2029
(Callable 02/09/2029)(1)(2)	18,250,000	20,544,218
EnLink Midstream Partners LP,
4.400%, 04/01/2024
(Callable 01/01/2024)	23,605,000	24,667,225
Enterprise Products Operating LLC:
3.350%, 03/15/2023
(Callable 12/15/2022)	10,000,000	10,233,103
3.950%, 01/31/2060
(Callable 07/31/2059)	14,475,000	15,692,151
EQT Corp.:
6.625%, 02/01/2025
(Callable 01/01/2025)	10,000,000	11,275,000
5.000%, 01/15/2029
(Callable 07/15/2028)	1,000,000	1,107,500

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
EQT Corp.: (cont.)
3.625%, 05/15/2031
(Callable 05/15/2030)(2)	$100,000	$103,750
EQT Midstream Partners LP:
4.750%, 07/15/2023
(Callable 06/15/2023)	7,409,000	7,705,360
4.125%, 12/01/2026
(Callable 09/01/2026)	14,750,000	15,118,750
Equinix, Inc.:
2.625%, 11/18/2024
(Callable 10/18/2024)	8,000,000	8,244,736
3.200%, 11/18/2029
(Callable 08/18/2029)	15,000,000	15,781,013
Exxon Mobil Corp.,
2.992%, 03/19/2025
(Callable 02/19/2025)	35,000,000	36,796,663
FedEx Corp.:
3.900%, 02/01/2035	7,000,000	7,821,999
4.950%, 10/17/2048
(Callable 04/17/2048)	13,500,000	17,300,805
Ferguson Finance PLC,
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	37,052,000	41,763,957
Fiserv, Inc.:
3.500%, 10/01/2022
(Callable 07/01/2022)	11,625,000	11,806,211
3.850%, 06/01/2025
(Callable 03/01/2025)	11,720,000	12,521,155
3.200%, 07/01/2026
(Callable 05/01/2026)	6,400,000	6,770,473
3.500%, 07/01/2029
(Callable 04/01/2029)	8,810,000	9,483,006
4.400%, 07/01/2049
(Callable 01/01/2049)	12,500,000	14,943,103
Flex Intermediate Holdco LLC,
3.363%, 06/30/2031
(Callable 12/30/2030)(2)	30,000,000	30,145,915
Flex Ltd.,
3.750%, 02/01/2026
(Callable 01/01/2026)	28,300,000	30,239,446
Florida Gas Transmission Co. LLC,
3.875%, 07/15/2022
(Callable 04/15/2022)(2)	3,000,000	3,027,082
Flowserve Corp.:
3.500%, 10/01/2030
(Callable 07/01/2030)	7,075,000	7,316,500
2.800%, 01/15/2032
(Callable 10/15/2031)	5,000,000	4,870,847
FMG Resources Pty Ltd.:
5.125%, 05/15/2024
(Callable 02/15/2024)(1)(2)	2,045,000	2,167,700
4.375%, 04/01/2031
(Callable 01/01/2031)(1)(2)	1,000,000	1,050,000
Fomento Economico
Mexicano SAB de CV:
2.875%, 05/10/2023(1)	11,700,000	11,937,775
4.375%, 05/10/2043(1)	2,000,000	2,365,220
3.500%, 01/16/2050
(Callable 07/16/2049)(1)	11,625,000	12,190,672
Ford Motor Credit Co. LLC:
2.979%, 08/03/2022
(Callable 07/03/2022)	20,000,000	20,101,400
4.250%, 09/20/2022	4,459,000	4,539,262
4.140%, 02/15/2023
(Callable 01/15/2023)	10,000,000	10,238,000
5.584%, 03/18/2024
(Callable 02/18/2024)	29,367,000	31,642,942
3.664%, 09/08/2024	34,000,000	35,317,500
4.063%, 11/01/2024
(Callable 10/01/2024)	7,000,000	7,365,190
3.375%, 11/13/2025
(Callable 10/13/2025)	30,000,000	31,167,600
2.700%, 08/10/2026
(Callable 07/10/2026)	15,000,000	15,131,250
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029
(Callable 06/15/2029)	14,000,000	14,811,782
Freeport-McMoRan, Inc.:
3.875%, 03/15/2023
(Callable 12/15/2022)	38,916,000	40,278,060
5.000%, 09/01/2027
(Callable 09/01/2022)	12,000,000	12,480,000
4.125%, 03/01/2028
(Callable 03/01/2023)	11,550,000	11,983,125
4.375%, 08/01/2028
(Callable 08/01/2023)	6,545,000	6,864,069
5.250%, 09/01/2029
(Callable 09/01/2024)	14,415,000	15,784,425
4.250%, 03/01/2030
(Callable 03/01/2025)	29,799,000	31,437,945
4.625%, 08/01/2030
(Callable 08/01/2025)	3,000,000	3,217,500
Fresenius Medical Care
US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	8,075,000	8,703,231
Fresenius Medical Care
US Finance III, Inc.:
3.750%, 06/15/2029
(Callable 03/15/2029)(1)(2)	34,130,000	36,485,891
2.375%, 02/16/2031
(Callable 11/16/2030)(1)(2)	32,300,000	30,898,498
3.000%, 12/01/2031
(Callable 09/01/2031)(1)(2)	13,625,000	13,765,161
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023
(Callable 10/17/2022)(1)(2)	33,385,000	34,303,766
GE Capital International
Funding Co. Unlimited Co.,
4.418%, 11/15/2035	43,701,000	52,227,939
General Motors Co.,
6.125%, 10/01/2025
(Callable 09/01/2025)	16,250,000	18,675,035
General Motors Financial Co., Inc.:
3.150%, 06/30/2022
(Callable 05/30/2022)	13,050,000	13,196,852
4.150%, 06/19/2023
(Callable 05/19/2023)	3,375,000	3,510,411
5.100%, 01/17/2024
(Callable 12/17/2023)	18,750,000	20,107,544
2.900%, 02/26/2025
(Callable 01/26/2025)	17,725,000	18,332,822
1.250%, 01/08/2026
(Callable 12/08/2025)	18,125,000	17,742,485
Genpact Luxembourg SARL:
3.700%, 04/01/2022
(Callable 03/01/2022)	43,005,000	43,213,722
3.375%, 12/01/2024
(Callable 11/01/2024)	36,370,000	38,303,108

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Genpact Luxembourg SARL: (cont.)
1.750%, 04/10/2026
(Callable 03/10/2026)	$29,775,000	$29,670,031
Glencore Finance (Canada) Ltd.:
4.250%, 10/25/2022(1)(2)	7,000,000	7,184,100
6.000%, 11/15/2041(1)(2)	9,400,000	12,383,560
5.550%, 10/25/2042(1)(2)	3,543,000	4,509,601
Glencore Funding LLC:
4.125%, 05/30/2023(1)(2)	16,940,000	17,616,245
4.625%, 04/29/2024(1)(2)	29,230,000	31,221,464
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	17,000,000	18,350,984
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	18,000,000	20,371,872
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	5,615,000	5,443,474
3.875%, 04/27/2051
(Callable 10/27/2050)(1)(2)	7,500,000	7,862,904
3.375%, 09/23/2051
(Callable 03/23/2051)(1)(2)	4,000,000	3,866,714
Global Payments, Inc.:
4.000%, 06/01/2023
(Callable 05/01/2023)	10,775,000	11,193,937
4.800%, 04/01/2026
(Callable 01/01/2026)	10,035,000	11,145,943
2.900%, 05/15/2030
(Callable 02/15/2030)	5,000,000	5,095,814
Grand Canyon University,
4.125%, 10/01/2024	30,000,000	30,711,000
Graphic Packaging International LLC:
3.500%, 03/15/2028(2)	5,000,000	4,987,500
3.500%, 03/01/2029
(Callable 09/01/2028)(2)	5,000,000	4,962,500
Gray Oak Pipeline LLC,
2.600%, 10/15/2025
(Callable 09/15/2025)(2)	15,000,000	15,035,982
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	971,000	973,019
3.875%, 06/27/2024(1)(2)	21,501,000	22,680,818
4.875%, 06/27/2044(1)(2)	9,575,000	11,418,204
4.700%, 11/10/2047
(Callable 05/10/2047)(1)(2)	22,671,000	26,901,182
4.000%, 09/06/2049(1)(2)	19,500,000	20,843,160
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022
(Callable 03/17/2022)	3,000,000	3,019,953
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025
(Callable 06/15/2025)(2)	10,000,000	10,886,345
GYP Holdings III Corp.,
4.625%, 05/01/2029
(Callable 05/01/2024)(2)	2,500,000	2,506,250
HB Fuller Co.,
4.000%, 02/15/2027
(Callable 11/15/2026)	6,725,000	7,069,320
HCA, Inc.:
5.000%, 03/15/2024	10,366,000	11,148,218
5.375%, 02/01/2025	25,300,000	27,804,700
5.250%, 04/15/2025	19,200,000	21,247,618
5.375%, 09/01/2026
(Callable 03/01/2026)	1,000,000	1,123,750
4.500%, 02/15/2027
(Callable 08/15/2026)	16,500,000	18,186,527
5.875%, 02/01/2029
(Callable 08/01/2028)	3,500,000	4,170,425
3.500%, 09/01/2030
(Callable 03/01/2030)	5,000,000	5,284,375
3.500%, 07/15/2051
(Callable 01/15/2051)	12,475,000	12,765,651
Hewlett Packard Enterprise Co.,
4.450%, 10/02/2023
(Callable 09/02/2023)	12,575,000	13,270,463
Hexcel Corp.:
4.950%, 08/15/2025
(Callable 05/15/2025)	8,303,000	9,058,467
4.200%, 02/15/2027
(Callable 11/15/2026)	19,000,000	20,412,220
Hologic, Inc.,
3.250%, 02/15/2029
(Callable 09/28/2023)(2)	21,238,000	21,238,000
HP, Inc.:
2.200%, 06/17/2025
(Callable 05/17/2025)	10,000,000	10,210,997
3.000%, 06/17/2027
(Callable 04/17/2027)	25,000,000	26,307,897
Huntington Ingalls Industries, Inc.:
3.844%, 05/01/2025
(Callable 04/01/2025)	10,000,000	10,579,968
2.043%, 08/16/2028
(Callable 06/16/2028)(2)	12,000,000	11,757,789
Huntsman International LLC,
2.950%, 06/15/2031
(Callable 03/15/2031)	4,900,000	4,974,242
Husky Energy, Inc.,
4.400%, 04/15/2029
(Callable 01/15/2029)(1)	15,000,000	16,610,208
Hutchison Whampoa International Ltd.,
3.250%, 11/08/2022(1)(2)	4,625,000	4,717,731
Hyundai Capital America:
3.100%, 04/05/2022(1)(2)	2,000,000	2,013,343
2.850%, 11/01/2022(1)(2)	5,225,000	5,315,238
2.375%, 02/10/2023(1)(2)	20,000,000	20,278,213
1.250%, 09/18/2023(1)(2)	14,125,000	14,114,738
3.400%, 06/20/2024(1)(2)	16,850,000	17,567,086
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	10,000,000	9,718,782
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	30,000,000	29,420,477
IHS Markit Ltd.,
3.625%, 05/01/2024
(Callable 04/01/2024)	10,000,000	10,487,500
Infor, Inc.,
1.750%, 07/15/2025
(Callable 06/15/2025)(2)	8,375,000	8,315,714
Ingersoll-Rand Global Holding Co. Ltd.,
5.750%, 06/15/2043	4,126,000	5,817,880
Ingersoll-Rand Luxembourg Finance SA,
4.650%, 11/01/2044
(Callable 05/01/2044)	1,300,000	1,609,859
Ingredion, Inc.,
2.900%, 06/01/2030
(Callable 03/01/2030)	28,000,000	28,842,702
International Business Machines Corp.,
4.150%, 05/15/2039	13,000,000	15,050,840
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
International Flavors & Fragrances, Inc.:
5.000%, 09/26/2048
(Callable 03/26/2048)	$10,000,000	$12,895,902
3.468%, 12/01/2050
(Callable 06/01/2050)(2)	8,000,000	8,412,082
Iron Mountain, Inc.:
5.250%, 03/15/2028
(Callable 12/27/2022)(2)	20,303,000	21,115,120
5.000%, 07/15/2028
(Callable 07/15/2023)(2)	4,000,000	4,110,000
4.500%, 02/15/2031
(Callable 02/15/2026)(2)	10,000,000	10,106,900
JAB Holdings BV,
3.750%, 05/28/2051
(Callable 11/28/2050)(1)(2)	8,600,000	9,361,931
JBS Finance Luxembourg Sarl:
2.500%, 01/15/2027
(Callable 12/15/2026)(2)	15,000,000	14,831,400
3.625%, 01/15/2032
(Callable 01/15/2027)(2)	7,000,000	7,026,320
JBS USA Lux S.A./JBS USA Food Co./
JBS USA Finance, Inc.,
3.750%, 12/01/2031
(Callable 12/01/2026)(2)	13,000,000	13,195,000
JM Smucker Co.:
2.375%, 03/15/2030
(Callable 12/15/2029)	5,000,000	5,015,224
3.550%, 03/15/2050
(Callable 09/15/2049)	3,350,000	3,639,114
Kansas City Southern:
4.700%, 05/01/2048
(Callable 11/01/2047)(1)	12,000,000	14,979,321
3.500%, 05/01/2050
(Callable 11/01/2049)(1)	13,000,000	13,872,096
Kennametal, Inc.,
4.625%, 06/15/2028
(Callable 03/15/2028)	7,900,000	8,810,076
Kerry Group Financial
Services Unlimited Co.,
3.200%, 04/09/2023
(Callable 01/09/2023)(1)(2)	18,500,000	18,887,571
Keurig Dr Pepper, Inc.,
4.417%, 05/25/2025
(Callable 03/25/2025)	7,000,000	7,618,823
Keysight Technologies, Inc.:
4.550%, 10/30/2024
(Callable 07/30/2024)	7,283,000	7,875,836
4.600%, 04/06/2027
(Callable 01/06/2027)	50,189,000	56,522,035
Kinder Morgan Energy Partners LP:
7.300%, 08/15/2033	1,675,000	2,309,169
6.500%, 02/01/2037	6,785,000	8,977,863
6.950%, 01/15/2038	14,755,000	20,458,171
7.500%, 11/15/2040	27,248,000	39,884,349
Kinder Morgan, Inc.:
8.050%, 10/15/2030	15,384,000	20,849,429
7.800%, 08/01/2031	16,174,000	23,025,014
Kinross Gold Corp.,
6.875%, 09/01/2041
(Callable 03/01/2041)(1)	5,500,000	7,370,270
Kraft Heinz Foods Co.:
6.750%, 03/15/2032	10,000,000	13,561,168
5.000%, 07/15/2035
(Callable 01/15/2035)	5,311,000	6,500,512
5.000%, 06/04/2042	5,000,000	6,217,516
Kyndryl Holdings, Inc.:
2.050%, 10/15/2026
(Callable 09/15/2026)(2)	18,100,000	17,634,066
2.700%, 10/15/2028
(Callable 08/15/2028)(2)	5,000,000	4,843,178
Lafarge SA,
7.125%, 07/15/2036(1)	1,500,000	2,201,161
LafargeHolcim Finance US LLC,
3.500%, 09/22/2026
(Callable 06/22/2026)(1)(2)	12,565,000	13,438,760
Lear Corp.:
3.800%, 09/15/2027
(Callable 06/15/2027)	3,167,000	3,454,388
3.500%, 05/30/2030
(Callable 02/28/2030)	15,000,000	16,101,059
Leidos Holdings, Inc.,
5.950%, 12/01/2040
(Callable 06/04/2040)	2,000,000	2,441,336
Leidos, Inc.:
4.375%, 05/15/2030
(Callable 02/15/2030)	39,222,000	43,698,015
2.300%, 02/15/2031
(Callable 11/15/2030)	7,500,000	7,220,850
Lennox International, Inc.,
3.000%, 11/15/2023
(Callable 09/15/2023)	10,000,000	10,285,106
Louisiana-Pacific Corp.,
3.625%, 03/15/2029
(Callable 03/15/2024)(2)	25,000,000	25,498,250
Lundin Energy Finance BV:
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	10,000,000	9,935,564
3.100%, 07/15/2031
(Callable 04/15/2031)(1)(2)	20,000,000	20,164,847
Magellan Midstream Partners LP:
5.000%, 03/01/2026
(Callable 12/01/2025)	10,000,000	11,164,977
4.200%, 03/15/2045
(Callable 09/15/2044)	8,770,000	9,225,869
Magna International, Inc.,
2.450%, 06/15/2030
(Callable 03/15/2030)(1)	10,000,000	10,156,745
Marathon Petroleum Corp.:
3.625%, 09/15/2024
(Callable 06/15/2024)	2,500,000	2,628,900
4.700%, 05/01/2025
(Callable 04/01/2025)	15,000,000	16,370,360
5.125%, 12/15/2026
(Callable 09/15/2026)	3,000,000	3,416,061
4.750%, 09/15/2044
(Callable 03/15/2044)	3,985,000	4,702,972
Martin Marietta Materials, Inc.:
2.500%, 03/15/2030
(Callable 12/15/2029)	5,000,000	5,049,053
6.250%, 05/01/2037	450,000	585,710
Masco Corp.,
6.500%, 08/15/2032	15,834,000	20,961,652
MasTec, Inc.,
4.500%, 08/15/2028
(Callable 08/15/2023)(2)	5,000,000	5,193,750
Microchip Technology, Inc.:
4.333%, 06/01/2023
(Callable 05/01/2023)	32,298,000	33,668,388
2.670%, 09/01/2023	25,000,000	25,534,944
4.250%, 09/01/2025
(Callable 09/01/2022)	4,000,000	4,154,656

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Microsoft Corp.,
4.200%, 11/03/2035
(Callable 05/03/2035)	$5,650,000	$6,926,291
Midwest Connector Capital Co. LLC:
3.900%, 04/01/2024
(Callable 03/01/2024)(2)	13,695,000	14,196,859
4.625%, 04/01/2029
(Callable 01/01/2029)(2)	12,000,000	12,926,802
Minera Mexico SA de CV,
4.500%, 01/26/2050
(Callable 07/26/2049)(1)(2)	8,000,000	8,740,080
Mohawk Industries, Inc.,
3.625%, 05/15/2030
(Callable 02/15/2030)	5,000,000	5,363,937
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	8,250,000	8,654,057
Molson Coors Beverage Co.,
3.000%, 07/15/2026
(Callable 04/15/2026)	23,888,000	25,017,919
Mosaic Co.,
5.450%, 11/15/2033
(Callable 05/15/2033)	16,101,000	19,990,847
MPLX LP:
3.500%, 12/01/2022
(Callable 11/01/2022)	8,600,000	8,782,164
4.000%, 02/15/2025
(Callable 11/15/2024)	13,125,000	14,001,489
4.875%, 06/01/2025
(Callable 03/01/2025)	19,150,000	20,961,379
1.750%, 03/01/2026
(Callable 02/01/2026)	20,000,000	19,809,197
4.250%, 12/01/2027
(Callable 09/01/2027)	6,519,000	7,225,620
5.500%, 02/15/2049
(Callable 08/15/2048)	8,825,000	11,305,224
4.900%, 04/15/2058
(Callable 10/15/2057)	5,000,000	5,775,076
MSCI, Inc.:
4.000%, 11/15/2029
(Callable 11/15/2024)(2)	7,562,000	7,902,290
3.625%, 11/01/2031
(Callable 11/01/2026)(2)	10,000,000	10,375,000
Mueller Water Products, Inc.,
4.000%, 06/15/2029
(Callable 06/15/2024)(2)	500,000	505,000
Mylan NV,
3.950%, 06/15/2026
(Callable 03/15/2026)	5,000,000	5,393,693
Mylan, Inc.:
3.125%, 01/15/2023(2)	16,800,000	17,150,197
4.200%, 11/29/2023
(Callable 08/29/2023)	4,525,000	4,742,240
4.550%, 04/15/2028
(Callable 01/15/2028)	5,000,000	5,600,743
NCL Corp. Ltd.,
3.625%, 12/15/2024
(Callable 01/11/2022)(2)	20,000,000	18,875,000
Netflix, Inc.,
5.875%, 02/15/2025	4,270,000	4,798,626
Newell Brands, Inc.:
3.850%, 04/01/2023
(Callable 02/01/2023)	40,709,000	41,930,270
4.875%, 06/01/2025
(Callable 05/01/2025)	1,500,000	1,635,000
4.700%, 04/01/2026
(Callable 01/01/2026)	15,000,000	16,353,750
NGPL PipeCo LLC,
4.875%, 08/15/2027
(Callable 02/15/2027)(2)	20,000,000	22,266,507
Nissan Motor Co. Ltd.,
4.345%, 09/17/2027
(Callable 07/17/2027)(1)(2)	10,000,000	10,802,498
Norfolk Southern Corp.,
3.050%, 05/15/2050
(Callable 11/15/2049)	18,000,000	18,405,341
North Mississippi Health Services, Inc.,
3.183%, 10/01/2051
(Callable 04/01/2051)	11,800,000	11,967,678
Nutrien Ltd.:
4.000%, 12/15/2026
(Callable 09/15/2026)(1)	10,000,000	10,939,577
4.125%, 03/15/2035
(Callable 09/15/2034)(1)	6,550,000	7,452,612
nVent Finance Sarl,
4.550%, 04/15/2028
(Callable 01/15/2028)	32,435,000	36,078,498
NXP BV / NXP Funding LLC /
NXP USA, Inc.:
4.300%, 06/18/2029
(Callable 03/18/2029)(1)(2)	9,625,000	10,792,484
2.650%, 02/15/2032
(Callable 11/15/2031)(1)(2)	15,000,000	15,063,060
Occidental Petroleum Corp.:
2.900%, 08/15/2024
(Callable 07/15/2024)	10,000,000	10,207,489
8.500%, 07/15/2027
(Callable 01/15/2027)	15,000,000	18,712,500
7.150%, 05/15/2028	7,000,000	8,190,000
7.875%, 09/15/2031	12,790,000	17,074,650
6.450%, 09/15/2036	7,125,000	9,084,375
Ochsner LSU Health System
of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	10,825,000	10,600,225
ONEOK Partners LP,
3.375%, 10/01/2022
(Callable 07/01/2022)	4,007,000	4,054,901
ONEOK, Inc.,
2.750%, 09/01/2024
(Callable 08/01/2024)	8,300,000	8,531,682
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	46,000,000	47,454,811
3.900%, 05/15/2035
(Callable 11/15/2034)	7,425,000	7,965,802
3.850%, 07/15/2036
(Callable 01/15/2036)	7,500,000	7,934,437
4.000%, 11/15/2047
(Callable 05/15/2047)	2,565,000	2,671,880
3.950%, 03/25/2051
(Callable 09/25/2050)	5,000,000	5,209,814
Orange SA,
9.000%, 03/01/2031(1)	33,426,000	51,266,934
Oshkosh Corp.,
3.100%, 03/01/2030
(Callable 12/01/2029)	5,000,000	5,199,649

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Owens Corning:
4.200%, 12/01/2024
(Callable 09/01/2024)	$10,000,000	$10,696,210
3.400%, 08/15/2026
(Callable 05/15/2026)	5,000,000	5,294,455
7.000%, 12/01/2036	11,405,000	16,127,230
Pactiv LLC,
7.950%, 12/15/2025	1,338,000	1,478,490
Penske Truck Leasing Co.:
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	20,000,000	21,473,611
1.200%, 11/15/2025
(Callable 10/15/2025)(2)	22,800,000	22,224,711
PerkinElmer, Inc.:
3.300%, 09/15/2029
(Callable 06/15/2029)	25,000,000	26,483,978
3.625%, 03/15/2051
(Callable 09/15/2050)	11,775,000	12,749,700
Pernod Ricard SA,
4.250%, 07/15/2022(1)(2)	26,700,000	27,221,216
Perrigo Finance Unlimited Co.:
3.900%, 12/15/2024
(Callable 09/15/2024)	42,000,000	44,015,322
3.150%, 06/15/2030
(Callable 03/15/2030)	25,250,000	25,602,249
Phillips 66:
2.150%, 12/15/2030
(Callable 09/15/2030)	6,000,000	5,780,632
4.650%, 11/15/2034
(Callable 05/15/2034)	13,000,000	15,252,220
5.875%, 05/01/2042	5,000,000	6,905,257
4.875%, 11/15/2044
(Callable 05/15/2044)	10,000,000	12,644,050
Phillips 66 Partners LP:
3.605%, 02/15/2025
(Callable 11/15/2024)	2,000,000	2,105,999
3.150%, 12/15/2029
(Callable 09/15/2029)	12,550,000	13,022,982
4.680%, 02/15/2045
(Callable 08/15/2044)	2,000,000	2,351,810
Plains All American Pipeline LP /
PAA Finance Corp.,
3.550%, 12/15/2029
(Callable 09/15/2029)	10,000,000	10,368,854
POSCO:
2.375%, 01/17/2023(1)(2)	5,550,000	5,611,716
4.000%, 08/01/2023(1)(2)	13,000,000	13,542,880
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	10,000,000	10,211,744
Quanta Services, Inc.,
2.900%, 10/01/2030
(Callable 07/01/2030)	10,000,000	10,179,879
Raytheon Technologies Corp.:
4.800%, 12/15/2043
(Callable 06/15/2043)	7,925,000	10,028,397
3.125%, 07/01/2050
(Callable 01/01/2050)	6,000,000	6,151,148
Regency Energy Partners LP /
Regency Energy Finance Corp.,
4.500%, 11/01/2023
(Callable 08/01/2023)	11,850,000	12,414,273
Reliance Industries Ltd.,
5.400%, 02/14/2022(1)(2)	3,500,000	3,516,072
Reliance Steel & Aluminum Co.,
1.300%, 08/15/2025
(Callable 07/15/2025)	6,100,000	6,004,947
Republic Services, Inc.:
4.750%, 05/15/2023
(Callable 02/15/2023)	7,341,000	7,652,963
2.900%, 07/01/2026
(Callable 04/01/2026)	5,000,000	5,228,792
Roche Holdings, Inc.,
2.607%, 12/13/2051
(Callable 06/13/2051)(1)(2)	5,025,000	4,922,222
Rogers Communications, Inc.,
4.350%, 05/01/2049
(Callable 11/01/2048)(1)	10,000,000	11,627,812
Sabine Pass Liquefaction LLC:
5.875%, 06/30/2026
(Callable 12/31/2025)	55,015,000	63,148,968
5.000%, 03/15/2027
(Callable 09/15/2026)	20,300,000	22,813,175
Samarco Mineracao SA:
5.750%, 10/24/2023(1)(2)(9)	5,475,000	3,531,375
5.375%, 09/26/2024(1)(2)(9)	5,125,000	3,267,187
Santos Finance Ltd.,
3.649%, 04/29/2031
(Callable 01/29/2031)(1)(2)	15,000,000	15,282,907
Schlumberger Holdings Corp.,
3.900%, 05/17/2028
(Callable 02/17/2028)(2)	11,096,000	11,995,016
Seagate HDD Cayman,
4.875%, 03/01/2024
(Callable 01/01/2024)	24,400,000	25,873,760
Sherwin-Williams Co.,
4.500%, 06/01/2047
(Callable 12/01/2046)	5,550,000	6,939,275
Shire Acquisitions Investments
Ireland DAC,
2.875%, 09/23/2023
(Callable 07/23/2023)(1)	54,946,000	56,516,141
Silgan Holdings, Inc.:
4.750%, 03/15/2025
(Callable 01/31/2022)	1,000,000	1,006,250
4.125%, 02/01/2028
(Callable 10/01/2022)	4,000,000	4,085,000
SK Hynix, Inc.,
1.500%, 01/19/2026(1)(2)	13,000,000	12,719,980
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	960,000	1,192,401
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	10,000,000	9,667,074
Smithfield Foods, Inc.:
5.200%, 04/01/2029
(Callable 01/01/2029)(1)(2)	16,566,000	18,936,543
2.625%, 09/13/2031
(Callable 06/13/2031)(1)(2)	18,500,000	17,920,223
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	8,093,000	8,275,173
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	6,725,000	6,665,401
Solvay Finance America LLC,
4.450%, 12/03/2025
(Callable 09/03/2025)(1)(2)	40,018,000	43,625,760

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southern Copper Corp.,
7.500%, 07/27/2035(1)	$19,786,000	$28,269,247
Spectra Energy Partners LP,
3.500%, 03/15/2025
(Callable 12/15/2024)(1)	15,150,000	15,931,839
Standard Industries, Inc.:
4.750%, 01/15/2028
(Callable 01/15/2023)(2)	24,408,000	25,201,260
4.375%, 07/15/2030
(Callable 07/15/2025)(2)	7,000,000	7,140,840
3.375%, 01/15/2031
(Callable 07/15/2025)(2)	5,000,000	4,816,450
Stanley Black & Decker, Inc.,
4.850%, 11/15/2048
(Callable 05/15/2048)	4,175,000	5,574,383
Steel Dynamics, Inc.,
2.800%, 12/15/2024
(Callable 11/15/2024)	7,000,000	7,274,442
Stericycle, Inc.,
3.875%, 01/15/2029
(Callable 11/15/2023)(2)	1,000,000	985,000
STERIS Irish FinCo Unlimited Co.,
3.750%, 03/15/2051
(Callable 09/15/2050)	7,500,000	8,237,552
Suntory Holdings Ltd.,
2.550%, 06/28/2022
(Callable 05/28/2022)(1)(2)	2,000,000	2,014,975
SYNNEX Corp.,
2.375%, 08/09/2028
(Callable 06/09/2028)(2)	25,000,000	24,288,400
Sysco Corp.:
5.950%, 04/01/2030
(Callable 01/01/2030)	18,220,000	22,762,803
3.150%, 12/14/2051
(Callable 06/14/2051)	9,250,000	9,140,517
Takeda Pharmaceutical Co. Ltd.,
3.175%, 07/09/2050
(Callable 01/09/2050)(1)	21,825,000	22,083,349
Targa Resources Partners LP:
6.500%, 07/15/2027
(Callable 07/15/2022)	1,000,000	1,072,000
5.000%, 01/15/2028
(Callable 01/15/2023)	28,000,000	29,503,530
4.875%, 02/01/2031
(Callable 02/01/2026)	500,000	542,975
4.000%, 01/15/2032
(Callable 07/15/2026)(2)	14,000,000	14,630,000
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	26,205,000	28,129,966
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	25,885,000	28,383,142
Teck Resources Ltd.,
3.900%, 07/15/2030
(Callable 04/15/2030)(1)	10,000,000	10,754,082
Telecom Italia Capital SA:
5.303%, 05/30/2024(1)(2)	21,500,000	22,627,890
7.200%, 07/18/2036(1)	3,175,000	3,640,328
Telefonica Emisiones SA:
4.103%, 03/08/2027(1)	8,125,000	8,948,706
7.045%, 06/20/2036(1)	4,925,000	7,036,070
5.213%, 03/08/2047(1)	24,108,000	30,023,853
4.895%, 03/06/2048(1)	9,475,000	11,433,510
5.520%, 03/01/2049
(Callable 09/01/2048)(1)	12,000,000	15,636,643
TELUS Corp.,
2.800%, 02/16/2027
(Callable 11/16/2026)(1)	13,100,000	13,626,777
Tenet Healthcare Corp.:
6.750%, 06/15/2023	1,000,000	1,068,750
4.375%, 01/15/2030
(Callable 12/01/2024)(2)	3,000,000	3,038,040
Teva Pharmaceutical Finance
Netherlands III BV:
2.800%, 07/21/2023(1)	24,275,000	24,359,108
3.150%, 10/01/2026(1)	51,000,000	47,940,000
4.750%, 05/09/2027
(Callable 02/09/2027)(1)	9,000,000	8,910,000
Textron, Inc.,
3.000%, 06/01/2030
(Callable 03/01/2030)	15,000,000	15,494,530
Timken Co.:
3.875%, 09/01/2024
(Callable 06/01/2024)	18,500,000	19,448,205
4.500%, 12/15/2028
(Callable 09/15/2028)	6,025,000	6,720,476
T-Mobile USA, Inc.:
4.750%, 02/01/2028
(Callable 02/01/2023)	17,250,000	18,155,625
3.375%, 04/15/2029
(Callable 04/15/2024)(2)	5,000,000	5,094,700
3.875%, 04/15/2030
(Callable 01/15/2030)	53,473,000	58,559,639
3.500%, 04/15/2031
(Callable 04/15/2026)	60,000,000	62,400,000
4.375%, 04/15/2040
(Callable 10/15/2039)	10,000,000	11,460,668
3.600%, 11/15/2060
(Callable 05/15/2060)(2)	15,000,000	14,989,013
Toll Road Investors Partnership II LP:
0.000%, 02/15/2022
(Insured by MBIA)(1)(2)	21,200,000	21,136,437
0.000%, 02/15/2025
(Insured by NATL)(1)(2)	10,000,000	8,969,773
0.000%, 02/15/2027
(Insured by NATL)(1)(2)	32,855,000	26,713,029
0.000%, 02/15/2030
(Insured by NATL)(1)(2)	2,000,000	1,398,391
0.000%, 02/15/2030
(Insured by NATL)(1)(2)	2,938,000	2,155,686
0.000%, 02/15/2031
(Insured by AGM)(1)(2)	5,396,000	3,794,274
0.000%, 02/15/2036
(Insured by AGM)(1)(2)	12,500,000	6,911,234
TopBuild Corp.:
3.625%, 03/15/2029
(Callable 03/15/2024)(2)	2,500,000	2,518,750
4.125%, 02/15/2032
(Callable 10/15/2026)(2)	1,000,000	1,026,250
TransCanada PipeLines Ltd.,
4.750%, 05/15/2038
(Callable 11/15/2037)(1)	10,000,000	11,944,235
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042
(Callable 02/01/2042)	2,600,000	3,048,938
TreeHouse Foods, Inc.,
4.000%, 09/01/2028
(Callable 09/01/2023)	1,500,000	1,440,000

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Triton Container International Ltd.:
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	$7,425,000	$7,370,636
3.150%, 06/15/2031
(Callable 03/15/2031)(1)(2)	30,475,000	30,767,542
TTX Co.:
4.650%, 06/15/2044(2)	7,710,000	9,444,920
3.900%, 02/01/2045
(Callable 08/01/2044)(2)	22,325,000	26,129,971
Tyco Electronics Group SA,
7.125%, 10/01/2037	500,000	758,998
Tyson Foods, Inc.,
5.100%, 09/23/2048
(Callable 03/28/2048)	4,650,000	6,274,693
United Rentals North America, Inc.:
3.875%, 11/15/2027
(Callable 11/15/2022)	5,000,000	5,180,937
4.875%, 01/15/2028
(Callable 01/15/2023)	5,000,000	5,254,375
5.250%, 01/15/2030
(Callable 01/15/2025)	5,000,000	5,412,500
4.000%, 07/15/2030
(Callable 07/15/2025)	10,000,000	10,275,000
3.875%, 02/15/2031
(Callable 08/15/2025)	3,000,000	3,045,000
3.750%, 01/15/2032
(Callable 07/15/2026)	1,000,000	1,007,003
Universal Health Services, Inc.:
1.650%, 09/01/2026
(Callable 08/01/2026)(2)	16,000,000	15,713,380
2.650%, 10/15/2030
(Callable 07/15/2030)(2)	24,322,000	24,125,092
UPMC,
3.600%, 04/03/2025	47,575,000	50,566,400
Utah Acquisition Sub, Inc.,
5.250%, 06/15/2046
(Callable 12/15/2045)	4,000,000	4,915,155
Vale Canada Ltd.,
7.200%, 09/15/2032(1)	1,600,000	2,032,000
Vale Overseas Ltd.:
6.250%, 08/10/2026(1)	22,000,000	25,465,220
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	25,339,000	26,226,118
8.250%, 01/17/2034(1)	425,000	597,125
6.875%, 11/21/2036(1)	26,025,000	34,580,979
6.875%, 11/10/2039(1)	18,121,000	24,327,624
Valero Energy Corp.:
3.400%, 09/15/2026
(Callable 06/15/2026)	17,500,000	18,679,084
6.625%, 06/15/2037	5,000,000	6,749,873
Valero Energy Partners LP,
4.500%, 03/15/2028
(Callable 12/15/2027)	20,000,000	22,067,964
Verisk Analytics, Inc.,
4.000%, 06/15/2025
(Callable 03/15/2025)	10,000,000	10,748,533
Verizon Communications, Inc.:
3.000%, 03/22/2027
(Callable 01/22/2027)	5,000,000	5,283,403
4.500%, 08/10/2033	15,710,000	18,493,060
4.400%, 11/01/2034
(Callable 05/01/2034)	790,000	921,419
4.272%, 01/15/2036	10,793,000	12,678,952
5.250%, 03/16/2037	18,225,000	23,729,013
4.812%, 03/15/2039	38,575,000	48,482,887
4.862%, 08/21/2046	2,500,000	3,227,909
5.500%, 03/16/2047	2,500,000	3,498,354
3.700%, 03/22/2061
(Callable 09/22/2060)	11,200,000	12,196,286
Viatris, Inc.:
3.850%, 06/22/2040
(Callable 12/22/2039)	10,000,000	10,618,386
4.000%, 06/22/2050
(Callable 12/22/2049)	22,000,000	23,514,399
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	15,000,000	14,912,092
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	55,139,000	55,555,201
VMware, Inc.,
1.800%, 08/15/2028
(Callable 06/15/2028)	15,000,000	14,610,213
Vodafone Group PLC:
7.875%, 02/15/2030(1)	16,293,000	22,658,296
6.150%, 02/27/2037(1)	13,920,000	18,907,036
4.375%, 02/19/2043(1)	5,054,000	5,942,180
Volkswagen Group of America
Finance LLC:
4.250%, 11/13/2023(1)(2)	18,000,000	19,010,352
2.850%, 09/26/2024(1)(2)	5,000,000	5,171,286
3.350%, 05/13/2025(1)(2)	15,000,000	15,788,095
1.250%, 11/24/2025
(Callable 10/24/2025)(1)(2)	11,075,000	10,837,795
Vontier Corp.,
2.400%, 04/01/2028
(Callable 02/01/2028)(2)	15,725,000	15,191,922
Vulcan Materials Co.:
4.500%, 04/01/2025
(Callable 01/01/2025)	3,000,000	3,254,992
3.500%, 06/01/2030
(Callable 03/01/2030)	11,050,000	11,946,844
4.700%, 03/01/2048
(Callable 09/01/2047)	500,000	631,101
Wabtec Corp.:
4.375%, 08/15/2023
(Callable 05/15/2023)	9,750,000	10,134,328
4.400%, 03/15/2024
(Callable 02/15/2024)	13,109,000	13,867,657
3.450%, 11/15/2026
(Callable 08/15/2026)	36,775,000	38,930,879
4.950%, 09/15/2028
(Callable 06/15/2028)	10,205,000	11,609,063
Walgreens Boots Alliance, Inc.,
3.450%, 06/01/2026
(Callable 03/01/2026)	5,957,000	6,341,471
Walt Disney Co.:
5.400%, 10/01/2043	5,000,000	6,952,228
4.750%, 09/15/2044
(Callable 03/15/2044)	1,950,000	2,503,397
Weir Group PLC,
2.200%, 05/13/2026
(Callable 04/13/2026)(1)(2)	20,625,000	20,348,158
Western Digital Corp.,
4.750%, 02/15/2026
(Callable 11/15/2025)	57,075,000	62,354,437
Western Gas Partners LP,
4.000%, 07/01/2022
(Callable 04/01/2022)	17,845,000	17,889,612
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Western Midstream Operating LP,
6.500%, 02/01/2050
(Callable 08/01/2049)	$10,000,000	$11,825,000
Westinghouse Air Brake
Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	14,736,000	15,342,779
WestRock MWV LLC,
8.200%, 01/15/2030	5,012,000	6,954,639
Williams Companies, Inc.:
3.700%, 01/15/2023
(Callable 10/15/2022)	44,375,000	45,355,751
7.500%, 01/15/2031	120,000	162,458
7.750%, 06/15/2031	3,500,000	4,741,890
8.750%, 03/15/2032	11,275,000	16,713,188
6.300%, 04/15/2040	1,590,000	2,158,133
5.750%, 06/24/2044
(Callable 12/24/2043)	2,500,000	3,253,908
Wipro IT Services LLC,
1.500%, 06/23/2026
(Callable 05/23/2026)(1)(2)	17,800,000	17,407,866
Woodside Finance Ltd.:
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	15,575,000	16,372,777
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	30,000,000	33,548,040
Worthington Industries, Inc.,
4.550%, 04/15/2026	9,154,000	10,029,482
WRKCo, Inc.,
3.000%, 09/15/2024
(Callable 07/15/2024)	6,000,000	6,256,163
Wynn Las Vegas LLC /
Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023
(Callable 02/28/2023)(2)	4,000,000	4,030,000
Xerox Corp.,
4.375%, 03/15/2023
(Callable 02/15/2023)	35,175,000	36,335,775
Xerox Holdings Corp.,
5.000%, 08/15/2025
(Callable 07/15/2025)(2)	1,000,000	1,060,000
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	20,250,000	21,573,382
Zimmer Biomet Holdings, Inc.,
5.750%, 11/30/2039	11,375,000	15,229,157
Zoetis, Inc.,
4.500%, 11/13/2025
(Callable 08/13/2025)	16,275,000	17,924,148
Total Industrials
(Cost $8,225,737,718)		8,710,692,616	29.8%
Utilities
American Transmission Systems, Inc.,
2.650%, 01/15/2032
(Callable 10/15/2031)(2)	4,850,000	4,900,801
Appalachian Power Co.,
6.700%, 08/15/2037	1,400,000	1,941,995
Avangrid, Inc.,
3.200%, 04/15/2025
(Callable 03/15/2025)(1)	14,000,000	14,718,570
Berkshire Hathaway Energy Co.:
3.500%, 02/01/2025
(Callable 11/01/2024)	7,000,000	7,411,989
2.850%, 05/15/2051
(Callable 11/15/2050)	10,000,000	9,662,872
Consolidated Edison Co.
of New York, Inc.,
4.625%, 12/01/2054
(Callable 06/01/2054)	7,600,000	9,522,656
Consumers Energy Co.,
3.500%, 08/01/2051
(Callable 02/01/2051)	9,425,000	10,596,953
Dominion Resources, Inc.,
5.950%, 06/15/2035	1,880,000	2,455,328
DTE Electric Company,
2.625%, 03/01/2031
(Callable 12/01/2030)	15,200,000	15,658,076
Duquesne Light Holdings, Inc.,
2.532%, 10/01/2030
(Callable 07/01/2030)(2)	8,775,000	8,587,046
Edison International,
2.950%, 03/15/2023
(Callable 01/15/2023)	5,000,000	5,079,786
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	51,299,000	53,840,894
Enel Finance International NV:
3.500%, 04/06/2028(1)(2)	7,000,000	7,487,945
6.000%, 10/07/2039(1)(2)	4,286,000	5,707,007
4.750%, 05/25/2047(1)(2)	49,084,000	60,394,375
Engie Energia Chile SA,
3.400%, 01/28/2030
(Callable 10/28/2029)(1)(2)	3,000,000	3,037,500
Exelon Corp.:
3.950%, 06/15/2025
(Callable 03/15/2025)	15,775,000	16,859,947
7.600%, 04/01/2032	1,650,000	2,325,944
5.100%, 06/15/2045
(Callable 12/15/2044)	5,875,000	7,580,968
Exelon Generation Co. LLC,
5.600%, 06/15/2042
(Callable 12/15/2041)	6,100,000	7,227,104
FirstEnergy Corp.:
2.650%, 03/01/2030
(Callable 12/01/2029)	4,300,000	4,246,250
3.400%, 03/01/2050
(Callable 09/01/2049)	11,325,000	11,098,500
FirstEnergy Transmission LLC,
2.866%, 09/15/2028
(Callable 07/15/2028)(2)	15,000,000	15,040,207
Fortis Inc.,
3.055%, 10/04/2026
(Callable 07/04/2026)(1)	8,762,000	9,125,794
Infraestructura Energetica
Nova SAB de CV,
3.750%, 01/14/2028(2)	5,000,000	5,218,750
KeySpan Corp.,
8.000%, 11/15/2030(1)	8,375,000	11,210,856
Liberty Utilities Finance GP 1,
2.050%, 09/15/2030
(Callable 06/15/2030)(1)(2)	10,600,000	10,116,381
NiSource, Inc.:
3.600%, 05/01/2030
(Callable 02/01/2030)	20,800,000	22,440,446
3.950%, 03/30/2048
(Callable 09/30/2047)	11,775,000	13,270,553

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	$9,500,000	$9,879,433
RGS I&M Funding Corp.,
9.820%, 12/07/2022	8,246	8,290
Southern Co.,
2.950%, 07/01/2023
(Callable 05/01/2023)	17,400,000	17,820,701
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	6,000,000	6,056,543
Total Utilities
(Cost $366,193,252)		390,530,460	1.3%
Financials
ABN AMRO Bank NV:
7.750%, 05/15/2023(1)(2)	8,000,000	8,578,935
4.750%, 07/28/2025(1)(2)	37,818,000	41,178,009
4.800%, 04/18/2026(1)(2)	47,025,000	51,798,978
1.542%, 06/16/2027
(1 Year CMT Rate + 0.800%)
(Callable 06/16/2026)(1)(2)(3)	12,250,000	12,014,372
3.324%, 03/13/2037
(5 Year CMT Rate + 1.900%)
(Callable 12/13/2031)(1)(2)(3)	31,325,000	31,334,837
AerCap Holdings NV:
2.875%, 08/14/2024
(Callable 07/14/2024)(1)	39,395,000	40,530,815
6.500%, 07/15/2025
(Callable 06/15/2025)(1)	15,000,000	17,148,165
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	8,000,000	8,070,895
3.000%, 10/29/2028
(Callable 08/29/2028)(1)	7,500,000	7,612,536
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032(2)	2,000,000	2,783,958
Air Lease Corp.:
4.250%, 02/01/2024
(Callable 01/01/2024)	8,175,000	8,614,233
2.300%, 02/01/2025
(Callable 01/01/2025)	14,150,000	14,349,330
Ally Financial, Inc.:
1.450%, 10/02/2023
(Callable 09/02/2023)	15,000,000	15,047,323
5.125%, 09/30/2024	13,000,000	14,206,977
5.800%, 05/01/2025
(Callable 04/01/2025)	10,000,000	11,289,127
American International Group, Inc.:
3.750%, 07/10/2025
(Callable 04/10/2025)	11,400,000	12,203,183
6.820%, 11/15/2037	4,173,000	5,928,596
AmSouth Bancorporation,
6.750%, 11/01/2025	1,110,000	1,298,347
Aon PLC,
3.875%, 12/15/2025
(Callable 09/15/2025)	14,490,000	15,659,556
Assurant, Inc.:
4.900%, 03/27/2028
(Callable 12/27/2027)	4,250,000	4,872,325
3.700%, 02/22/2030
(Callable 11/22/2029)	7,000,000	7,430,688
Australia & New Zealand
Banking Group Ltd.:
4.500%, 03/19/2024(1)(2)	32,000,000	34,071,460
2.950%, 07/22/2030
(5 Year CMT Rate + 1.288%)
(Callable 07/22/2025)(1)(2)(3)	14,803,000	15,176,035
2.570%, 11/25/2035
(5 Year CMT Rate + 1.700%)
(Callable 11/25/2030)(1)(2)(3)	13,000,000	12,461,188
Avolon Holdings Funding Ltd.:
5.250%, 05/15/2024
(Callable 04/15/2024)(1)(2)	5,000,000	5,365,109
2.875%, 02/15/2025
(Callable 01/15/2025)(1)(2)	10,000,000	10,218,987
Banco Santander Chile,
2.700%, 01/10/2025
(Callable 12/10/2024)(1)(2)	8,000,000	8,170,080
Banco Santander SA:
3.500%, 04/11/2022(1)	12,000,000	12,091,323
5.179%, 11/19/2025(1)	11,150,000	12,413,721
1.722%, 09/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 09/14/2026)(1)(3)	10,000,000	9,823,827
2.749%, 12/03/2030(1)	5,000,000	4,898,036
3.225%, 11/22/2032
(1 Year CMT Rate + 1.600%)
(Callable 11/22/2031)(1)(3)	20,000,000	20,041,999
Bank of America Corp.:
3.300%, 01/11/2023	22,650,000	23,271,402
3.004%, 12/20/2023
(3 Month LIBOR USD + 0.790%)
(Callable 12/20/2022)(3)	8,352,000	8,525,135
3.864%, 07/23/2024
(3 Month LIBOR USD + 0.940%)
(Callable 07/23/2023)(3)	12,575,000	13,102,599
3.458%, 03/15/2025
(3 Month LIBOR USD + 0.970%)
(Callable 03/15/2024)(3)	9,650,000	10,093,809
3.093%, 10/01/2025
(3 Month LIBOR USD + 1.090%)
(Callable 10/01/2024)(3)	22,000,000	22,895,593
2.456%, 10/22/2025
(3 Month LIBOR USD + 0.870%)
(Callable 10/22/2024)(3)	8,000,000	8,218,303
3.366%, 01/23/2026
(3 Month LIBOR USD + 0.810%)
(Callable 01/23/2025)(3)	22,700,000	23,889,443
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	6,000,000	5,959,719
3.419%, 12/20/2028
(3 Month LIBOR USD + 1.040%)
(Callable 12/20/2027)(3)	19,539,000	20,875,957
2.087%, 06/14/2029 (SOFR + 1.060%)
(Callable 06/14/2028)(3)	12,000,000	11,925,850
2.496%, 02/13/2031
(3 Month LIBOR USD + 0.990%)
(Callable 02/13/2030)(3)	7,000,000	7,024,902
2.592%, 04/29/2031 (SOFR + 2.150%)
(Callable 04/29/2030)(3)	35,000,000	35,392,430
7.750%, 05/14/2038	725,000	1,138,339
Bank of Ireland Group PLC,
2.029%, 09/30/2027
(1 Year CMT Rate + 1.100%)
(Callable 09/30/2026)(1)(2)(3)	5,425,000	5,327,709
Bank of Montreal,
3.803%, 12/15/2032
(5 Year Swap Rate USD + 1.432%)
(Callable 12/15/2027)(1)(3)	5,000,000	5,366,748

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bank of New Zealand,
2.000%, 02/21/2025(1)(2)	$15,475,000	$15,749,487
Bank of Nova Scotia,
1.625%, 05/01/2023(1)	11,425,000	11,554,321
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023(1)(2)	12,475,000	13,018,945
Barclays PLC:
3.684%, 01/10/2023
(Callable 01/10/2022)(1)	22,500,000	22,510,476
4.610%, 02/15/2023
(3 Month LIBOR USD + 1.400%)
(Callable 02/15/2022)(1)(3)	10,000,000	10,042,842
4.338%, 05/16/2024
(3 Month LIBOR USD + 1.356%)
(Callable 05/16/2023)(1)(3)	5,000,000	5,205,309
3.650%, 03/16/2025(1)	17,350,000	18,325,137
2.852%, 05/07/2026
(3 Month LIBOR USD + 2.714%)
(Callable 05/07/2025)(1)(3)	10,000,000	10,317,894
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	10,000,000	10,924,259
BBVA USA,
3.875%, 04/10/2025
(Callable 03/10/2025)	45,470,000	48,815,000
BGC Partners, Inc.,
4.375%, 12/15/2025
(Callable 09/15/2025)	13,000,000	13,923,188
BNP Paribas SA:
4.375%, 09/28/2025(1)(2)	14,700,000	15,932,820
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)
(Callable 11/19/2024)(1)(2)(3)	42,500,000	43,748,330
4.375%, 05/12/2026(1)(2)	16,910,000	18,398,407
2.219%, 06/09/2026 (SOFR + 2.074%)
(Callable 06/09/2025)(1)(2)(3)	10,000,000	10,097,396
1.323%, 01/13/2027 (SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	8,000,000	7,788,476
1.904%, 09/30/2028 (SOFR + 1.609%)
(Callable 09/30/2027)(1)(2)(3)	16,000,000	15,630,010
3.052%, 01/13/2031 (SOFR + 1.507%)
(Callable 01/13/2030)(1)(2)(3)	10,500,000	10,811,834
2.871%, 04/19/2032 (SOFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	25,000,000	25,359,156
2.588%, 08/12/2035
(5 Year CMT Rate + 2.050%)
(Callable 08/12/2030)(1)(2)(3)	5,000,000	4,795,105
BPCE SA:
5.700%, 10/22/2023(1)(2)	33,770,000	36,304,834
4.625%, 07/11/2024(1)(2)	3,185,000	3,404,923
5.150%, 07/21/2024(1)(2)	30,902,000	33,474,394
4.500%, 03/15/2025(1)(2)	40,275,000	43,414,543
1.652%, 10/06/2026 (SOFR + 1.520%)
(Callable 10/06/2025)(1)(2)(3)	15,000,000	14,806,563
3.116%, 10/19/2032 (SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	22,000,000	22,095,819
Brown & Brown, Inc.,
4.500%, 03/15/2029
(Callable 12/15/2028)	11,840,000	13,323,712
Canadian Imperial Bank of Commerce,
2.250%, 01/28/2025(1)	8,000,000	8,175,963
Cantor Fitzgerald LP,
4.875%, 05/01/2024
(Callable 04/01/2024)(2)	7,525,000	8,037,603
Capital One Financial Corp.:
3.200%, 01/30/2023
(Callable 12/30/2022)	5,000,000	5,121,588
3.750%, 07/28/2026
(Callable 06/28/2026)	5,000,000	5,364,430
3.800%, 01/31/2028
(Callable 12/31/2027)	6,960,000	7,582,764
Capital One NA,
3.375%, 02/15/2023	54,066,000	55,564,814
Centene Corp.:
3.000%, 10/15/2030
(Callable 07/15/2030)	10,000,000	10,165,100
2.500%, 03/01/2031
(Callable 12/01/2030)	64,850,000	63,132,448
CIT Bank NA,
2.969%, 09/27/2025 (SOFR + 1.715%)
(Callable 09/27/2024)(3)	21,219,000	21,855,570
CIT Group, Inc.:
5.000%, 08/01/2023	5,000,000	5,281,250
4.750%, 02/16/2024
(Callable 11/16/2023)	13,000,000	13,747,500
5.250%, 03/07/2025
(Callable 12/07/2024)	2,100,000	2,313,423
Citigroup, Inc.:
3.142%, 01/24/2023
(3 Month LIBOR USD + 0.722%)
(Callable 01/24/2022)(3)	10,000,000	10,012,681
2.876%, 07/24/2023
(3 Month LIBOR USD + 0.950%)
(Callable 07/24/2022)(3)	12,450,000	12,599,911
1.601%, 09/01/2023
(3 Month LIBOR USD + 1.430%)
(Callable 09/01/2022)(3)	8,000,000	8,058,336
3.352%, 04/24/2025
(3 Month LIBOR USD + 0.897%)
(Callable 04/24/2024)(3)	11,000,000	11,487,699
3.700%, 01/12/2026	4,700,000	5,084,507
3.106%, 04/08/2026 (SOFR + 2.842%)
(Callable 04/08/2025)(3)	15,000,000	15,731,337
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.563%)
(Callable 01/10/2027)(3)	21,200,000	22,998,254
2.572%, 06/03/2031 (SOFR + 2.107%)
(Callable 06/03/2030)(3)	50,000,000	50,484,777
2.561%, 05/01/2032 (SOFR + 1.167%)
(Callable 05/01/2031)(3)	5,000,000	5,031,646
Citizens Financial Group, Inc.:
2.850%, 07/27/2026
(Callable 04/27/2026)	23,400,000	24,388,724
3.250%, 04/30/2030
(Callable 01/30/2030)	40,000,000	42,276,399
CNA Financial Corp.:
7.250%, 11/15/2023	12,400,000	13,757,808
4.500%, 03/01/2026
(Callable 12/01/2025)	21,125,000	23,319,713
CNO Financial Group, Inc.,
5.250%, 05/30/2025
(Callable 02/28/2025)	18,640,000	20,579,932
Comerica Bank,
4.000%, 07/27/2025	21,425,000	23,168,910
Commonwealth Bank of Australia:
2.688%, 03/11/2031(1)(2)	15,000,000	14,767,615
3.610%, 09/12/2034
(5 Year CMT Rate + 2.050%)
(Callable 09/12/2029)(1)(2)(3)	35,000,000	36,626,593

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Compeer Financial,
3.375%, 06/01/2036 (SOFR + 1.965%)
(Callable 06/01/2031)(2)(3)	$5,500,000	$5,566,037
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	11,975,000	12,978,125
3.750%, 07/21/2026(1)	36,000,000	38,790,781
Credit Agricole SA:
3.375%, 01/10/2022(1)(2)	23,225,000	23,234,796
3.750%, 04/24/2023(1)(2)	8,375,000	8,677,715
4.375%, 03/17/2025(1)(2)	37,093,000	39,831,199
1.907%, 06/16/2026 (SOFRINDX +
1.676%) (Callable 06/16/2025)(1)(2)(3)	7,000,000	7,016,522
3.250%, 01/14/2030(1)(2)	5,000,000	5,182,368
Credit Suisse Group AG:
3.574%, 01/09/2023
(Callable 01/09/2022)(1)(2)	9,000,000	9,002,548
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	13,700,000	13,992,730
2.193%, 06/05/2026 (SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	10,000,000	10,060,238
1.305%, 02/02/2027 (SOFR + 0.980%)
(Callable 02/02/2026)(1)(2)(3)	19,400,000	18,743,542
4.282%, 01/09/2028
(Callable 01/09/2027)(1)(2)	24,750,000	26,882,294
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)	10,850,000	11,622,719
4.194%, 04/01/2031 (SOFR + 3.730%)
(Callable 04/01/2030)(1)(2)(3)	20,000,000	22,078,118
Credit Suisse Group
Funding Guernsey Ltd.:
3.800%, 06/09/2023(1)	21,400,000	22,173,376
3.750%, 03/26/2025(1)	15,000,000	15,922,963
CyrusOne LP / CyrusOne Finance Corp.:
2.900%, 11/15/2024
(Callable 10/15/2024)	10,000,000	10,322,100
3.450%, 11/15/2029
(Callable 08/15/2029)	1,485,000	1,602,612
2.150%, 11/01/2030
(Callable 08/01/2030)	11,000,000	10,885,270
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	14,175,000	14,280,907
Danske Bank A/S,
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	33,945,000	33,457,981
Deutsche Bank AG:
5.000%, 02/14/2022(1)	10,000,000	10,045,334
3.300%, 11/16/2022(1)	17,625,000	17,990,493
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	6,000,000	5,999,180
5.882%, 07/08/2031 (SOFR + 5.438%)
(Callable 04/08/2030)(1)(3)	36,170,000	42,451,641
3.547%, 09/18/2031 (SOFR + 3.043%)
(Callable 09/18/2030)(1)(3)	10,000,000	10,535,491
3.729%, 01/14/2032 (SOFR + 2.757%)
(Callable 10/14/2030)(1)(3)	10,000,000	10,233,955
Digital Realty Trust LP:
4.450%, 07/15/2028
(Callable 04/15/2028)	7,000,000	7,895,770
3.600%, 07/01/2029
(Callable 04/01/2029)	41,950,000	45,445,156
Discover Bank:
3.350%, 02/06/2023
(Callable 01/06/2023)	7,000,000	7,167,879
4.682%, 08/09/2028
(5 Year Swap Rate USD + 1.730%)
(Callable 08/09/2023)(3)	6,500,000	6,793,970
4.650%, 09/13/2028
(Callable 06/13/2028)	23,225,000	26,373,287
Discover Financial Services,
3.950%, 11/06/2024
(Callable 08/06/2024)	25,000,000	26,593,268
DNB Bank ASA:
1.127%, 09/16/2026
(5 Year CMT Rate + 0.850%)
(Callable 09/16/2025)(1)(2)(3)	10,000,000	9,788,270
1.535%, 05/25/2027
(1 Year CMT Rate + 0.720%)
(Callable 05/25/2026)(1)(2)(3)	5,800,000	5,720,774
Extra Space Storage LP,
2.550%, 06/01/2031
(Callable 03/01/2031)	11,000,000	10,836,757
First Horizon National Corp.,
4.000%, 05/26/2025
(Callable 04/26/2025)	30,000,000	32,085,300
First Republic Bank,
4.625%, 02/13/2047
(Callable 08/13/2046)	1,850,000	2,298,961
Five Corners Funding Trust II,
2.850%, 05/15/2030
(Callable 02/15/2030)(2)	10,000,000	10,372,233
FMR LLC:
4.950%, 02/01/2033(2)	4,235,000	5,177,722
6.500%, 12/14/2040(2)	1,820,000	2,694,085
Globe Life, Inc.:
3.800%, 09/15/2022	1,275,000	1,302,031
4.550%, 09/15/2028
(Callable 06/15/2028)	9,350,000	10,609,233
Goldman Sachs Group, Inc.:
5.750%, 01/24/2022	15,100,000	15,145,418
1.776%, 11/29/2023
(3 Month LIBOR USD + 1.600%)(3)	10,000,000	10,202,116
3.500%, 01/23/2025
(Callable 10/23/2024)	9,400,000	9,908,585
3.500%, 04/01/2025
(Callable 03/01/2025)	10,000,000	10,577,690
3.814%, 04/23/2029
(3 Month LIBOR USD + 1.158%)
(Callable 04/23/2028)(3)	17,875,000	19,458,667
4.223%, 05/01/2029
(3 Month LIBOR USD + 1.301%)
(Callable 05/01/2028)(3)	15,050,000	16,730,833
1.992%, 01/27/2032 (SOFR + 1.090%)
(Callable 01/27/2031)(3)	30,000,000	28,795,880
2.615%, 04/22/2032 (SOFR + 1.281%)
(Callable 04/22/2031)(3)	10,000,000	10,083,221
6.345%, 02/15/2034	125,000	172,528
6.750%, 10/01/2037	300,000	426,231
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	11,215,000	14,367,793
3.700%, 01/22/2070
(Callable 07/22/2069)(2)	14,000,000	15,362,416
4.850%, 01/24/2077(2)	15,693,000	20,593,136
Hartford Financial Services Group, Inc.:
6.100%, 10/01/2041	2,925,000	4,103,596
3.600%, 08/19/2049
(Callable 02/19/2049)	15,725,000	17,275,166

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
High Street Funding Trust I,
4.111%, 02/15/2028
(Callable 11/15/2027)(2)	$9,000,000	$10,034,534
High Street Funding Trust II,
4.682%, 02/15/2048
(Callable 11/15/2047)(2)	7,000,000	8,610,201
HSBC Holdings PLC:
3.262%, 03/13/2023
(3 Month LIBOR USD + 1.055%)
(Callable 03/13/2022)(1)(3)	30,996,000	31,142,620
3.600%, 05/25/2023(1)	6,000,000	6,222,524
3.950%, 05/18/2024
(3 Month LIBOR USD + 0.987%)
(Callable 05/18/2023)(1)(3)	9,000,000	9,334,292
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	5,200,000	5,457,663
1.645%, 04/18/2026 (SOFR + 1.538%)
(Callable 04/18/2025)(1)(3)	8,125,000	8,061,032
2.251%, 11/22/2027 (SOFR + 1.100%)
(Callable 11/22/2026)(1)(3)	10,000,000	10,035,400
2.013%, 09/22/2028 (SOFR + 1.732%)
(Callable 09/22/2027)(1)(3)	25,000,000	24,489,670
4.583%, 06/19/2029
(3 Month LIBOR USD + 1.535%)
(Callable 06/19/2028)(1)(3)	17,125,000	19,199,122
2.206%, 08/17/2029 (SOFR + 1.285%)
(Callable 08/17/2028)(1)(3)	10,000,000	9,811,068
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)
(Callable 05/22/2029)(1)(3)	4,775,000	5,184,261
2.804%, 05/24/2032 (SOFR + 1.187%)
(Callable 05/24/2031)(1)(3)	14,550,000	14,611,610
Humana, Inc.,
8.150%, 06/15/2038	8,983,000	14,510,472
Huntington Bancshares, Inc.,
2.625%, 08/06/2024
(Callable 07/06/2024)	1,500,000	1,544,917
ING Groep NV,
3.150%, 03/29/2022(1)	4,000,000	4,026,150
Invesco Finance PLC,
3.125%, 11/30/2022	5,500,000	5,624,878
Jackson Financial, Inc.,
3.125%, 11/23/2031
(Callable 08/23/2031)(2)	15,000,000	15,096,128
Jefferies Group LLC:
4.850%, 01/15/2027	15,750,000	17,875,964
6.450%, 06/08/2027	1,300,000	1,584,820
4.150%, 01/23/2030	30,200,000	33,511,596
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(1)(2)	17,615,000	19,765,711
JPMorgan Chase & Co.:
3.559%, 04/23/2024
(3 Month LIBOR USD + 0.730%)
(Callable 04/23/2023)(3)	15,575,000	16,096,292
3.125%, 01/23/2025
(Callable 10/23/2024)	21,850,000	22,951,221
2.301%, 10/15/2025 (SOFR + 1.160%)
(Callable 10/15/2024)(3)	19,859,000	20,314,367
2.005%, 03/13/2026 (SOFR + 1.585%)
(Callable 03/13/2025)(3)	17,000,000	17,207,474
2.083%, 04/22/2026 (SOFR + 1.850%)
(Callable 04/22/2025)(3)	71,000,000	72,092,997
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	18,500,000	18,031,807
1.470%, 09/22/2027 (SOFR + 0.765%)
(Callable 09/22/2026)(3)	10,000,000	9,808,115
2.522%, 04/22/2031 (SOFR + 2.040%)
(Callable 04/22/2030)(3)	30,500,000	30,859,030
1.953%, 02/04/2032 (SOFR + 1.065%)
(Callable 02/04/2031)(3)	5,000,000	4,821,291
2.580%, 04/22/2032 (SOFR + 1.250%)
(Callable 04/22/2031)(3)	15,000,000	15,209,985
KeyBank NA,
3.400%, 05/20/2026	21,575,000	22,999,467
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	77,403,000	79,804,689
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035(2)	750,000	1,043,531
3.951%, 10/15/2050
(Callable 04/15/2050)(2)	900,000	999,776
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	375,000	591,266
Life Storage LP:
3.875%, 12/15/2027
(Callable 09/15/2027)	2,575,000	2,826,519
2.200%, 10/15/2030
(Callable 07/15/2030)	6,950,000	6,833,623
Lincoln National Corp.:
3.400%, 01/15/2031
(Callable 10/15/2030)	15,000,000	16,114,446
6.300%, 10/09/2037	2,190,000	3,070,249
Lloyds Bank PLC:
4.050%, 08/16/2023(1)	6,575,000	6,889,346
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)
(Callable 11/07/2022)(1)(3)	21,520,000	21,867,921
3.870%, 07/09/2025
(1 Year CMT Rate + 3.500%)
(Callable 07/09/2024)(1)(3)	15,000,000	15,848,746
3.750%, 01/11/2027(1)	7,800,000	8,445,691
4.375%, 03/22/2028(1)	15,000,000	16,840,077
3.574%, 11/07/2028
(3 Month LIBOR USD + 1.205%)
(Callable 11/07/2027)(1)(3)	21,550,000	23,031,613
LPL Holdings, Inc.,
4.000%, 03/15/2029
(Callable 03/15/2024)(2)	20,076,000	20,552,805
Macquarie Bank Ltd.:
4.875%, 06/10/2025(1)(2)	7,800,000	8,509,355
3.624%, 06/03/2030(1)(2)	28,805,000	30,082,921
Macquarie Group Ltd.:
3.189%, 11/28/2023
(3 Month LIBOR USD + 1.023%)
(Callable 11/28/2022)(1)(2)(3)	35,850,000	36,473,050
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)
(Callable 03/27/2023)(1)(2)(3)	21,000,000	21,756,147
2.691%, 06/23/2032 (SOFR + 1.440%)
(Callable 06/23/2031)(1)(2)(3)	10,000,000	9,984,844
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	15,000,000	16,426,868
2.484%, 05/19/2027
(Callable 03/19/2027)(1)	15,225,000	15,593,287
Maple Grove Funding Trust I,
4.161%, 08/15/2051
(Callable 02/15/2051)(2)	10,000,000	10,332,828
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Marsh & McLennan Companies, Inc.,
3.750%, 03/14/2026
(Callable 12/14/2025)	$9,225,000	$10,014,056
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023(2)	2,382,000	2,607,538
5.077%, 02/15/2069
(3 Month LIBOR USD + 3.191%)
(Callable 02/15/2049)(2)(3)	26,000,000	32,352,777
3.729%, 10/15/2070(2)	19,253,000	21,409,725
4.900%, 04/01/2077(2)	13,000,000	17,059,526
MBIA Insurance Corp.,
11.384%, 01/15/2033
(3 Month LIBOR USD + 11.260%)
(Callable 01/15/2023)(2)(3)(9)	700,000	84,000
MetLife, Inc.:
4.875%, 11/13/2043	3,375,000	4,389,627
4.050%, 03/01/2045	9,025,000	10,761,074
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	3,725,000	4,524,046
Mitsubishi UFJ Financial Group, Inc.:
3.455%, 03/02/2023(1)	15,000,000	15,448,193
2.801%, 07/18/2024(1)	5,956,000	6,174,491
2.193%, 02/25/2025(1)	11,500,000	11,732,365
1.538%, 07/20/2027
(1 Year CMT Rate + 0.750%)
(Callable 07/20/2026)(1)(3)	24,400,000	23,979,321
Mizuho Financial Group, Inc.:
2.953%, 02/28/2022(1)	9,750,000	9,787,242
2.555%, 09/13/2025
(3 Month LIBOR USD + 1.362%)
(Callable 09/13/2024)(1)(3)	20,000,000	20,536,649
1.234%, 05/22/2027
(1 Year CMT Rate + 0.670%)
(Callable 05/22/2026)(1)(3)	10,000,000	9,700,741
3.170%, 09/11/2027(1)	24,650,000	25,986,750
1.979%, 09/08/2031
(3 Month LIBOR USD + 1.532%)
(Callable 09/08/2030)(1)(3)	13,250,000	12,761,160
Morgan Stanley:
3.125%, 01/23/2023	15,000,000	15,380,824
3.750%, 02/25/2023	1,000,000	1,034,359
1.524%, 10/24/2023
(3 Month LIBOR USD + 1.400%)
(Callable 10/24/2022)(3)	10,000,000	10,087,119
3.737%, 04/24/2024
(3 Month LIBOR USD + 0.847%)
(Callable 04/24/2023)(3)	25,000,000	25,865,593
3.700%, 10/23/2024	5,000,000	5,325,900
4.000%, 07/23/2025	2,500,000	2,710,539
2.188%, 04/28/2026 (SOFR + 1.990%)
(Callable 04/28/2025)(3)	40,000,000	40,801,847
3.125%, 07/27/2026	13,175,000	13,964,412
3.591%, 07/22/2028
(3 Month LIBOR USD + 1.340%)
(Callable 07/22/2027)(3)	22,350,000	24,111,393
National Australia Bank Ltd.:
2.332%, 08/21/2030(1)(2)	60,200,000	57,732,002
2.990%, 05/21/2031(1)(2)	24,495,000	24,593,660
3.933%, 08/02/2034
(5 Year CMT Rate + 1.880%)
(Callable 08/02/2029)(1)(2)(3)	5,000,000	5,306,507
National Securities Clearing Corp.,
1.500%, 04/23/2025
(Callable 03/23/2025)(2)	13,000,000	13,083,404
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	14,500,000	14,936,033
3.900%, 07/21/2025(1)(2)	8,100,000	8,738,559
4.000%, 09/14/2026(1)(2)	63,394,000	68,096,450
4.302%, 03/08/2029
(3 Month LIBOR USD + 1.452%)
(Callable 03/08/2028)(1)(2)(3)	3,525,000	3,887,428
3.960%, 07/18/2030
(3 Month LIBOR USD + 1.855%)
(Callable 07/18/2029)(1)(2)(3)	10,125,000	11,133,790
4.125%, 10/18/2032 (5 Year Mid
Swap Rate USD + 1.849%)
(Callable 10/18/2027)(1)(2)(3)	8,000,000	8,534,590
Nationwide Financial Services, Inc.,
3.900%, 11/30/2049
(Callable 05/30/2049)(2)	17,500,000	20,500,546
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033(2)	5,600,000	7,879,658
9.375%, 08/15/2039(2)	22,409,000	38,774,194
NatWest Group PLC,
1.642%, 06/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 06/14/2026)(1)(3)	11,725,000	11,570,705
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024(2)	3,200,000	3,625,533
New York Life Insurance Co.:
6.750%, 11/15/2039(2)	25,105,000	37,998,593
4.450%, 05/15/2069
(Callable 11/15/2068)(2)	10,000,000	12,775,982
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	10,000,000	10,287,710
1.851%, 07/16/2025(1)	15,000,000	14,996,999
2.172%, 07/14/2028(1)	30,000,000	29,457,660
Old Republic International Corp.,
3.850%, 06/11/2051
(Callable 12/11/2050)	12,550,000	13,545,536
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	16,000,000	17,046,252
People’s United Bank NA,
4.000%, 07/15/2024
(Callable 04/16/2024)	4,400,000	4,620,288
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	5,000,000	5,647,684
Principal Financial Group, Inc.,
3.125%, 05/15/2023	3,675,000	3,777,766
Protective Life Corp.,
4.300%, 09/30/2028
(Callable 06/30/2028)(1)(2)	4,105,000	4,639,434
Prudential Financial, Inc.,
3.878%, 03/27/2028
(Callable 12/27/2027)	4,656,000	5,166,520
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	21,011,000	25,434,750
Raymond James Financial, Inc.,
4.950%, 07/15/2046	15,000,000	19,151,076
Realty Income Corp.,
3.875%, 04/15/2025
(Callable 02/15/2025)	10,000,000	10,760,932
Regions Bank,
6.450%, 06/26/2037	3,864,000	5,421,918

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Regions Financial Corp.,
2.250%, 05/18/2025
(Callable 04/18/2025)	$16,650,000	$16,982,923
Reliance Standard Life
Global Funding II:
2.625%, 07/22/2022(1)(2)	9,700,000	9,815,343
2.500%, 10/30/2024(1)(2)	20,000,000	20,573,307
Rexford Industrial Realty LP,
2.125%, 12/01/2030
(Callable 09/01/2030)	13,000,000	12,361,990
Rocket Mortgage LLC /
Rocket Mortgage Co-Issuer, Inc.,
2.875%, 10/15/2026
(Callable 10/15/2023)(2)	10,000,000	9,925,000
Royal Bank of Canada,
4.650%, 01/27/2026(1)	29,930,000	33,207,808
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%)
(Callable 05/15/2022)(1)(3)	62,335,000	62,881,104
4.519%, 06/25/2024
(3 Month LIBOR USD + 1.550%)
(Callable 06/25/2023)(1)(3)	17,475,000	18,284,181
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)	8,300,000	8,792,175
4.892%, 05/18/2029
(3 Month LIBOR USD + 1.754%)
(Callable 05/18/2028)(1)(3)	5,150,000	5,894,723
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)	11,000,000	12,365,637
Sammons Financial Group, Inc.,
3.350%, 04/16/2031
(Callable 01/16/2031)(2)	25,000,000	25,217,352
Santander Holdings USA, Inc.:
3.400%, 01/18/2023
(Callable 12/18/2022)(1)	5,750,000	5,877,019
3.450%, 06/02/2025
(Callable 05/02/2025)(1)	10,000,000	10,495,763
Santander UK Group Holdings PLC,
1.673%, 06/14/2027 (SOFR + 0.989%)
(Callable 06/14/2026)(1)(3)	20,000,000	19,592,328
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	36,375,000	38,684,449
SMBC Aviation Capital Finance DAC,
3.550%, 04/15/2024
(Callable 03/15/2024)(1)(2)	15,000,000	15,657,425
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	18,000,000	19,162,064
3.875%, 03/28/2024(1)(2)	10,000,000	10,522,842
2.625%, 10/16/2024(1)(2)	14,575,000	14,976,022
2.625%, 01/22/2025(1)(2)	24,600,000	25,229,585
4.250%, 04/14/2025(1)(2)	30,420,000	32,383,530
4.250%, 08/19/2026(1)(2)	18,572,000	19,938,880
2.889%, 06/09/2032
(1 Year CMT Rate + 1.300%)
(Callable 06/09/2031)(1)(2)(3)	7,000,000	6,990,515
3.625%, 03/01/2041(1)(2)	9,200,000	9,384,824
Standard Chartered PLC:
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)
(Callable 03/15/2023)(1)(2)(3)	17,600,000	18,140,904
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)
(Callable 05/21/2024)(1)(2)(3)	25,225,000	26,438,040
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)	14,075,000	14,433,686
1.456%, 01/14/2027
(1 Year CMT Rate + 1.000%)
(Callable 01/14/2026)(1)(2)(3)	15,000,000	14,528,025
4.644%, 04/01/2031
(5 Year CMT Rate + 3.850%)
(Callable 04/01/2030)(1)(2)(3)	7,000,000	7,927,749
5.700%, 03/26/2044(1)(2)	14,000,000	17,940,685
State Street Corp.,
2.901%, 03/30/2026 (SOFR + 2.600%)
(Callable 03/30/2025)(3)	12,975,000	13,571,732
Stifel Financial Corp.:
4.250%, 07/18/2024	19,615,000	20,890,722
4.000%, 05/15/2030
(Callable 02/15/2030)	6,325,000	6,931,496
Sumitomo Mitsui Banking Corp.,
3.000%, 01/18/2023(1)	2,500,000	2,556,414
Sumitomo Mitsui Financial Group, Inc.:
3.102%, 01/17/2023(1)	16,125,000	16,508,503
2.696%, 07/16/2024(1)	10,400,000	10,741,938
2.448%, 09/27/2024(1)	20,000,000	20,574,714
Synchrony Financial:
4.250%, 08/15/2024
(Callable 05/15/2024)	33,325,000	35,301,963
4.500%, 07/23/2025
(Callable 04/23/2025)	12,795,000	13,829,997
3.950%, 12/01/2027
(Callable 09/01/2027)	43,000,000	46,205,173
Synovus Financial Corp.,
3.125%, 11/01/2022
(Callable 10/01/2022)	19,588,000	19,904,018
Trinity Acquisition PLC:
4.400%, 03/15/2026
(Callable 12/15/2025)	15,776,000	17,266,591
6.125%, 08/15/2043	23,630,000	32,710,250
UBS Group AG:
1.494%, 08/10/2027
(1 Year CMT Rate + 0.850%)
(Callable 08/10/2026)(1)(2)(3)	10,000,000	9,760,970
2.095%, 02/11/2032
(1 Year CMT Rate + 1.000%)
(Callable 02/11/2031)(1)(2)(3)	12,550,000	12,159,045
UBS Group Funding Switzerland AG:
3.491%, 05/23/2023
(Callable 05/23/2022)(1)(2)	34,075,000	34,420,611
2.859%, 08/15/2023
(3 Month LIBOR USD + 0.954%)
(Callable 08/15/2022)(1)(2)(3)	31,700,000	32,081,259
4.125%, 09/24/2025(1)(2)	6,500,000	7,020,941
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	15,240,704
Wells Fargo & Co.:
1.654%, 06/02/2024 (SOFR + 1.600%)
(Callable 06/02/2023)(3)	12,375,000	12,480,789
3.000%, 02/19/2025	5,225,000	5,457,068
2.406%, 10/30/2025
(3 Month LIBOR USD + 1.087%)
(Callable 10/30/2024)(3)	2,500,000	2,561,554

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wells Fargo & Co.: (cont.)
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)
(Callable 02/11/2025)(3)	$15,000,000	$15,229,859
3.000%, 04/22/2026	4,000,000	4,203,882
3.068%, 04/30/2041 (SOFR +
2.530%) (Callable 04/30/2040)(3)	35,000,000	35,993,107
5.013%, 04/04/2051
(3 Month LIBOR USD + 4.502%)
(Callable 04/04/2050)(3)	8,000,000	10,962,527
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)
(Callable 02/04/2025)(1)(3)	18,059,000	18,453,413
4.322%, 11/23/2031 (5 Year Mid
Swap Rate USD + 2.236%)
(Callable 11/23/2026)(1)(3)	10,000,000	10,820,899
4.110%, 07/24/2034
(5 Year CMT Rate + 2.000%)
(Callable 07/24/2029)(1)(3)	10,000,000	10,801,668
2.668%, 11/15/2035
(5 Year CMT Rate + 1.750%)
(Callable 11/15/2030)(1)(3)	10,000,000	9,751,885
Willis North America, Inc.:
2.950%, 09/15/2029
(Callable 06/15/2029)	10,600,000	10,861,112
5.050%, 09/15/2048
(Callable 03/15/2048)	15,000,000	19,006,257
Total Financials
(Cost $5,252,590,174)		5,486,727,012	18.7%
Total Corporate Bonds
(Cost $13,844,521,144)		14,587,950,088	49.8%
Municipal Bonds
Brazos Higher Education Authority, Inc.:
1.931%, 04/01/2024	1,000,000	1,008,338
1.981%, 04/01/2025	1,000,000	1,005,725
2.076%, 04/01/2026	1,000,000	1,003,280
2.176%, 04/01/2027	1,300,000	1,301,251
2.310%, 04/01/2028	1,000,000	1,001,524
2.410%, 04/01/2029	2,360,000	2,365,007
2.510%, 04/01/2030	1,175,000	1,182,856
2.760%, 04/01/2040
(Callable 04/01/2030)	930,000	935,783
California Housing Finance Agency,
2.794%, 08/01/2036
(Callable 08/01/2025)	6,490,000	6,626,963
California Qualified School Bond
Joint Powers Authority,
7.155%, 03/01/2027	1,700,000	1,939,926
Central Valley Support
Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,502,232
City of Vernon CA,
4.500%, 08/01/2022	7,500,000	7,639,627
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,495,295
County of Hamilton OH,
3.756%, 06/01/2042 (Insured by AGM)	25,725,000	28,534,198
County of Riverside CA,
2.667%, 02/15/2025	15,000,000	15,551,067
Great Lakes Water Authority,
2.615%, 07/01/2036 (Insured by AGM)	20,000,000	20,770,570
Illinois International Port District,
5.000%, 01/01/2035
(Callable 01/01/2026)(2)	3,660,000	3,615,246
Iowa Student Loan Liquidity Corp.,
2.989%, 12/01/2039
(Callable 12/01/2029)	5,600,000	5,570,332
Maryland Economic Development Corp.,
3.997%, 04/01/2034
(Callable 01/01/2034)	40,950,000	43,413,200
Massachusetts Educational
Financing Authority:
2.455%, 07/01/2030	8,375,000	8,452,259
2.555%, 07/01/2031	5,000,000	5,036,070
3.775%, 07/01/2035
(Callable 07/01/2029)	8,695,000	9,474,092
Michigan Finance Authority,
4.600%, 10/01/2022	4,630,000	4,700,827
Minnesota Housing Finance Agency:
2.680%, 10/01/2046 (Callable
01/01/2026) (Insured by GNMA)	12,935,220	13,107,201
2.650%, 11/01/2046 (Callable
01/01/2026) (Insured by GNMA)	12,679,904	12,829,713
New Hampshire Business
Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	33,000,000	33,191,427
3.300%, 04/01/2032
(Callable 01/01/2032)	20,000,000	20,028,190
2.872%, 07/01/2035
(Callable 01/01/2035)	18,035,000	17,385,516
New Hampshire Housing
Finance Authority,
3.750%, 07/01/2034
(Callable 07/01/2023)	830,000	845,227
New Jersey Turnpike Authority,
3.223%, 01/01/2036
(Callable 07/01/2025)(2)	40,000,000	41,441,112
North Carolina Housing
Finance Agency:
2.870%, 07/01/2032
(Callable 01/01/2024)	1,500,000	1,541,820
2.812%, 07/01/2035
(Callable 01/01/2024)	1,770,000	1,811,546
North East Independent
School District,
5.240%, 08/01/2027	3,000,000	3,592,126
Public Finance Authority,
0.000%, 12/15/2027
(Callable 01/31/2022)	13,450,000	10,561,105
Rhode Island Housing &
Mortgage Finance Corp.,
2.913%, 10/01/2039
(Callable 10/01/2023)	755,000	770,512
Rhode Island Student Loan Authority:
2.100%, 12/01/2022	1,125,000	1,138,625
2.200%, 12/01/2023	1,400,000	1,427,785
2.400%, 12/01/2024	1,165,000	1,192,894
2.530%, 12/01/2025	2,310,000	2,369,144
2.730%, 12/01/2026	1,490,000	1,533,653
2.875%, 12/01/2027	1,800,000	1,862,483
5.000%, 12/01/2028	1,265,000	1,561,148
5.000%, 12/01/2029	1,295,000	1,624,191
3.625%, 12/01/2037
(Callable 12/01/2030)	5,795,000	6,037,518

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Suburban Hospital
Healthcare System, Inc.,
7.865%, 02/15/2027
(Insured by AMBAC)	$8,755,000	$10,182,763
Three Rivers Local School District,
5.209%, 09/15/2027
(Callable 01/31/2022)
(Insured by SD CRED PROG)	1,350,000	1,353,143
Western Michigan University Homer
Stryker MD School of Medicine,
4.750%, 11/15/2028 (Insured by AGM)	12,550,000	14,604,899
Westlake City School District,
5.227%, 12/01/2026
(Callable 01/31/2022)	1,160,000	1,163,274
Total Municipal Bonds
(Cost $367,774,276)		377,282,683	1.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1992-129, Class L,
6.000%, 07/25/2022	679	682
Series 1993-32, Class H,
6.000%, 03/25/2023	1,394	1,427
Series 1993-58, Class H,
5.500%, 04/25/2023	5,879	5,998
Federal Gold Loan
Mortgage Corp. (FGLMC):
6.500%, 12/01/2028	6,927	7,724
6.500%, 06/01/2029	2,988	3,354
3.500%, 05/01/2032	11,722,700	12,507,360
3.000%, 07/01/2032	5,461,403	5,778,290
3.000%, 10/01/2032	4,134,471	4,374,390
3.000%, 11/01/2032	6,427,954	6,801,007
3.000%, 12/01/2032	6,411,068	6,783,156
3.000%, 01/01/2033	3,039,876	3,216,311
3.000%, 04/01/2033	3,380,782	3,577,075
3.500%, 01/01/2034	11,108,659	11,848,920
3.000%, 05/01/2035	8,229,936	8,682,609
3.000%, 10/01/2035	7,187,631	7,557,074
5.000%, 03/01/2036	2,500,073	2,827,419
5.500%, 04/01/2037	57,214	65,514
5.500%, 04/01/2038	33,326	38,168
5.500%, 05/01/2038	53,086	60,855
5.500%, 01/01/2039	9,317,554	10,547,935
4.500%, 11/01/2039	268,494	297,110
4.500%, 11/01/2039	913,755	1,011,150
4.500%, 08/01/2040	1,205,268	1,331,378
4.500%, 08/01/2040	923,409	1,021,607
4.000%, 10/01/2040	10,096,169	11,084,371
4.000%, 01/01/2041	6,265,049	6,861,731
3.500%, 06/01/2042	2,419,935	2,605,544
3.500%, 07/01/2042	9,365,012	10,108,736
3.500%, 07/01/2042	13,546,307	14,585,397
3.000%, 08/01/2042	8,494,525	8,979,279
3.500%, 09/01/2042	5,461,012	5,879,919
3.000%, 11/01/2042	29,034,823	30,708,962
3.500%, 12/01/2042	9,089,750	9,818,851
3.000%, 01/01/2043	15,108,939	15,969,812
3.000%, 02/01/2043	2,976,742	3,145,435
3.500%, 02/01/2043	10,348,737	11,181,393
3.000%, 03/01/2043	9,600,461	10,144,877
3.000%, 04/01/2043	6,350,415	6,709,003
3.000%, 04/01/2043	7,402,759	7,829,724
3.000%, 06/01/2043	5,219,564	5,513,233
3.000%, 08/01/2043	12,046,954	12,721,063
4.500%, 12/01/2043	5,296,380	5,854,677
3.500%, 05/01/2044	22,257,610	24,050,326
3.500%, 08/01/2044	14,352,640	15,501,998
4.000%, 09/01/2044	4,549,389	4,971,760
4.000%, 10/01/2044	8,214,804	9,008,986
3.500%, 01/01/2045	12,094,917	13,068,030
4.000%, 02/01/2045	5,137,300	5,614,716
3.500%, 07/01/2045	10,419,827	11,220,740
3.000%, 10/01/2045	15,994,178	16,884,876
4.000%, 10/01/2045	7,515,666	8,170,056
3.500%, 12/01/2045	4,163,691	4,446,392
4.000%, 12/01/2045	2,992,919	3,251,752
3.000%, 01/01/2046	56,418,341	59,939,403
3.500%, 01/01/2046	22,685,339	24,348,513
4.000%, 02/01/2046	4,023,808	4,371,682
4.000%, 02/01/2046	10,831,819	11,881,618
3.500%, 03/01/2046	3,365,453	3,625,883
4.000%, 05/01/2046	342,421	370,870
4.000%, 08/01/2046	5,900,348	6,438,977
3.000%, 10/01/2046	52,488,906	55,502,541
3.000%, 10/01/2046	36,947,034	38,989,039
4.500%, 11/01/2046	35,271,780	38,970,112
4.000%, 01/01/2047	22,728,562	24,853,238
3.000%, 02/01/2047	21,633,477	22,801,063
3.000%, 05/01/2047	40,828,281	43,086,191
3.500%, 08/01/2047	10,950,119	11,748,879
3.500%, 03/01/2048	3,707,096	3,967,254
4.000%, 06/01/2048	36,776,114	40,430,193
4.000%, 08/01/2048	11,664,346	12,565,955
4.000%, 05/01/2050	68,981,417	75,495,674
2.500%, 02/01/2051	69,717,601	71,652,978
2.000%, 05/01/2051	82,033,639	82,234,287
2.000%, 08/01/2051	17,700,011	17,715,632
Federal National Mortgage
Association (FNMA):
5.000%, 05/01/2028	17,421	18,964
6.500%, 09/01/2028	5,173	5,714
6.500%, 02/01/2029	11,726	13,063
4.500%, 07/01/2030	1,902,086	2,055,837
4.000%, 11/01/2031	8,805,699	9,485,436
3.500%, 01/01/2032	20,280,514	21,580,792
5.500%, 01/01/2032	4,663	5,254
3.000%, 11/01/2032	4,069,440	4,272,956
3.000%, 04/01/2033	7,033,550	7,437,146
3.000%, 05/01/2033	6,992,841	7,373,468
5.000%, 09/01/2033	5,256,017	5,932,474
4.500%, 10/01/2033	11,681,350	12,847,633
4.000%, 01/01/2034	6,132,740	6,674,970
5.500%, 04/01/2034	374,381	419,639
4.000%, 09/01/2034	8,589,980	9,345,392
5.500%, 09/01/2034	17,017	19,300
5.000%, 02/01/2035	8,692,340	9,818,933
5.000%, 02/01/2035	6,156,522	6,946,342
5.500%, 02/01/2035	14,790	16,814
5.000%, 04/01/2035	636,457	718,621
5.000%, 07/01/2035	1,892,046	2,136,289
5.000%, 02/01/2036	1,131,962	1,279,929
5.000%, 03/01/2036	524,691	593,021
4.000%, 04/01/2036	3,912,599	4,242,290
5.500%, 04/01/2036	1,699,793	1,916,406
4.000%, 10/01/2036	6,249,460	6,820,650

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage
Association (FNMA): (cont.)
4.000%, 05/01/2037	$25,362,770	$27,480,841
3.500%, 08/01/2037	14,836,520	15,798,393
2.500%, 04/01/2038	29,213,089	30,212,903
6.000%, 05/01/2038	2,859,040	3,316,253
4.500%, 04/01/2039	9,292,532	10,276,724
4.000%, 06/01/2039	5,601,636	6,125,164
5.000%, 06/01/2039	8,208,172	9,222,640
4.500%, 01/01/2040	4,027,358	4,453,394
4.500%, 01/01/2040	1,802,183	1,983,647
5.000%, 06/01/2040	5,669,986	6,406,698
4.000%, 08/01/2040	426,218	466,582
4.500%, 08/01/2040	1,921,541	2,121,784
4.500%, 08/01/2040	5,314,537	5,867,709
4.000%, 10/01/2040	720,326	788,492
4.000%, 11/01/2040	8,152,848	8,954,104
4.000%, 12/01/2040	2,302,487	2,531,694
3.500%, 01/01/2041	852,207	920,136
4.000%, 01/01/2041	1,684,847	1,847,279
3.500%, 02/01/2041	947,586	1,022,797
4.000%, 02/01/2041	164,817	180,875
4.500%, 02/01/2041	28,449,825	31,477,021
4.000%, 03/01/2041	3,125,403	3,432,761
4.500%, 07/01/2041	2,385,296	2,629,251
3.500%, 09/01/2041	13,062,921	14,069,432
4.000%, 09/01/2041	1,192,910	1,305,670
3.500%, 12/01/2041	1,210,094	1,302,473
4.000%, 12/01/2041	5,702,884	6,242,299
4.000%, 01/01/2042	11,417,497	12,517,436
4.500%, 01/01/2042	5,203,931	5,752,509
4.000%, 02/01/2042	10,993,122	12,070,366
3.000%, 04/01/2042	33,758,708	35,757,763
3.000%, 05/01/2042	1,490,396	1,574,766
3.500%, 05/01/2042	7,670,285	8,250,634
3.500%, 06/01/2042	2,897,391	3,129,925
3.500%, 07/01/2042	62,251,161	67,255,175
3.500%, 08/01/2042	4,690,376	5,033,648
3.500%, 09/01/2042	7,914,776	8,550,969
3.000%, 10/01/2042	12,021,080	12,809,121
3.000%, 03/01/2043	3,241,784	3,412,302
3.000%, 04/01/2043	1,164,896	1,229,800
3.000%, 05/01/2043	11,856,365	12,516,232
3.000%, 05/01/2043	4,637,020	4,901,535
3.500%, 05/01/2043	9,982,964	10,783,452
3.000%, 06/01/2043	13,271,244	14,008,391
3.500%, 06/01/2043	5,749,815	6,271,239
3.000%, 07/01/2043	10,427,565	11,037,208
4.000%, 07/01/2043	14,638,948	16,047,251
3.000%, 08/01/2043	3,851,495	4,054,890
3.500%, 08/01/2043	5,429,012	5,834,366
3.500%, 09/01/2043	16,390,065	17,633,335
4.500%, 09/01/2043	7,389,761	8,112,147
4.000%, 01/01/2045	5,927,686	6,507,744
4.000%, 02/01/2045	1,556,902	1,701,313
4.000%, 02/01/2045	3,130,673	3,432,596
4.000%, 02/01/2045	5,705,395	6,245,239
4.000%, 02/01/2045	11,346,319	12,458,626
4.000%, 03/01/2045	4,780,365	5,232,188
3.500%, 12/01/2045	6,431,817	6,862,837
4.000%, 12/01/2045	23,681,345	25,734,312
4.000%, 12/01/2045	11,895,009	13,167,807
4.500%, 02/01/2046	14,067,242	15,532,626
4.500%, 08/01/2046	12,864,760	14,093,467
3.000%, 10/01/2046	16,023,330	16,894,737
3.500%, 11/01/2046	6,507,526	6,967,235
4.000%, 03/01/2047	15,125,953	16,532,971
4.000%, 11/01/2047	4,939,231	5,292,701
4.000%, 12/01/2047	25,134,243	26,925,391
3.000%, 01/01/2048	17,028,841	17,944,150
3.500%, 05/01/2048	42,086,538	44,935,027
5.000%, 11/01/2048	18,025,879	20,147,060
4.000%, 09/01/2049	3,620,844	3,852,811
3.000%, 05/01/2050	108,955,109	115,143,481
2.500%, 06/01/2050	14,774,238	15,194,293
2.500%, 09/01/2050	67,977,053	70,125,689
2.500%, 12/01/2050	79,251,190	81,509,267
2.500%, 12/01/2050	25,169,455	25,747,427
2.500%, 01/01/2051	50,104,127	51,484,330
2.000%, 08/01/2051	11,335,836	11,339,095
2.500%, 08/01/2051	49,447,069	50,520,688
2.500%, 09/01/2051	101,218,528	103,728,014
3.000%, 10/01/2051	39,489,751	41,939,167
2.000%, 11/01/2051	25,701,125	25,833,731
2.500%, 11/01/2051	54,421,874	55,984,404
2.500%, 11/01/2051	38,091,541	39,073,693
3.000%, 11/01/2051	74,136,390	78,734,974
2.000%, 12/01/2051	21,749,953	21,924,525
2.500%, 12/01/2051(8)	91,577,759	94,105,231
2.500%, 12/01/2051(8)	134,772,205	137,847,587
Government National
Mortgage Association (GNMA):
6.000%, 12/20/2028	8,858	9,861
6.500%, 01/20/2029	4,874	5,401
6.000%, 11/20/2033	6,748	7,772
5.000%, 07/20/2040	282,637	318,267
4.000%, 01/20/2041	4,289,490	4,646,769
4.000%, 08/20/2041	2,543,569	2,755,653
3.500%, 10/20/2041	4,915,926	5,267,810
4.000%, 12/20/2041	3,433,114	3,719,374
4.000%, 02/20/2042	6,519,764	7,105,273
4.000%, 06/20/2042	5,635,747	6,140,749
3.500%, 09/20/2042	3,693,849	3,957,891
4.000%, 09/20/2044	18,167,869	19,679,591
3.000%, 04/20/2045	5,499,580	5,742,829
3.500%, 04/20/2045	7,709,548	8,160,151
4.000%, 05/20/2045	7,474,001	8,071,003
3.500%, 06/20/2045	7,742,124	8,195,618
3.500%, 10/20/2045	25,236,785	26,694,442
3.500%, 01/20/2046	19,435,237	20,609,122
4.500%, 01/20/2046	7,181,627	7,898,857
4.000%, 04/20/2046	9,264,520	9,848,574
3.500%, 05/20/2046(6)	33,860,348	35,654,800
4.000%, 05/20/2046	3,352,898	3,618,897
4.500%, 06/20/2047	9,362,261	10,055,799
4.500%, 07/20/2047	6,453,461	6,946,244
4.500%, 09/20/2047	32,182,046	34,648,090
3.500%, 02/20/2048	24,175,169	25,508,116
5.000%, 02/20/2049	40,604,868	43,331,776
2.500%, 07/20/2051	49,753,140	51,780,779
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MA, 3.000%,
02/25/2059 (Callable 11/25/2032)	40,142,092	41,456,725
Series 2020-3, Class MT, 2.000%,
05/25/2060 (Callable 04/25/2030)	32,170,016	32,057,218
Total U.S. Government Agency Issues
(Cost $3,272,423,777)		3,370,776,828	11.5%
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
ABFC Trust,
Series 2006-OPT1, Class A3C2, 0.402%,
09/25/2036 (1 Month LIBOR USD +
0.300%) (Callable 01/25/2022)(3)	$3,437,434	$3,409,336
Alternative Loan Trust:
Series 2006-43CB, Class 2A1, 6.000%,
02/25/2022 (Callable 01/25/2022)(6)	11,009	10,978
Series 2005-3CB, Class 2A1, 5.000%,
06/25/2022 (Callable 01/25/2022)(6)	70,493	68,403
Series 2005-11CB, Class 2A6, 5.500%,
06/25/2025 (Callable 01/25/2022)	3,784,766	3,634,117
Series 2004-18CB, Class 1A1, 6.000%,
09/25/2034 (Callable 01/25/2022)	2,054,150	2,098,052
Series 2005-6CB, Class 1A4, 5.500%,
04/25/2035 (Callable 01/25/2022)(6)	9,027,408	8,778,596
Series 2005-29CB, Class A1, 5.500%,
07/25/2035 (Callable 01/25/2022)(6)	1,391,270	1,084,046
Series 2005-49CB, Class A5, 5.500%,
11/25/2035 (Callable 01/25/2022)	1,540,376	1,277,694
Series 2005-73CB, Class 1A7, 5.500%,
01/25/2036 (Callable 01/25/2022)(6)	236,371	237,931
Series 2005-85CB, Class 2A2, 5.500%,
02/25/2036 (Callable 01/25/2022)(6)	2,077,080	1,981,682
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2022)	373,393	258,651
Arroyo Mortgage Trust,
Series 2019-3, Class A1,
2.962%, 10/25/2048
(Callable 07/25/2022)(2)(4)	16,776,016	16,888,456
Asset Backed Securities Corp. Home
Equity Loan Trust:
Series 2006-HE2, Class A1, 0.482%,
03/25/2036 (1 Month LIBOR USD +
0.380%) (Callable 01/25/2022)(3)	6,775,946	6,734,111
Series 2006-HE6, Class A4, 0.262%,
11/25/2036 (1 Month LIBOR USD +
0.160%) (Callable 03/25/2022)(3)	47,915	47,823
Banc of America Alternative Loan Trust:
Series 2007-1, Class 1A1,
4.257%, 04/25/2022
(Callable 01/25/2022)(4)(6)	90,126	87,721
Series 2004-6, Class 4A1, 5.000%,
06/25/2022 (Callable 01/25/2022)	231,534	247,348
Series 2003-8, Class 1CB1, 5.500%,
10/25/2033 (Callable 01/25/2022)	1,142,299	1,178,744
Series 2006-5, Class CB7, 6.000%,
06/25/2046 (Callable 01/25/2022)(6)	134,467	134,237
Banc of America Funding Trust:
Series 2005-C, Class A1, 0.344%,
05/20/2035 (1 Month LIBOR USD +
0.240%) (Callable 07/20/2030)(3)	2,133,507	2,139,680
Series 2007-C, Class 1A3,
3.028%, 05/20/2036
(Callable 01/20/2022)(4)(6)	1,167,199	1,171,899
Series 2006-G, Class 1A1,
0.484%, 07/20/2036
(1 Month LIBOR USD + 0.380%)
(Callable 01/20/2022)(3)	19,139,773	19,319,178
Bayview Financial Trust,
Series 2007-B, Class 1A2, 7.331%,
08/28/2037 (Callable 01/28/2022)(7)	69,394	67,156
Bear Stearns ARM Trust,
Series 2005-9, Class A1, 2.380%,
10/25/2035 (1 Year CMT Rate +
2.300%) (Callable 01/25/2022)(3)	287,382	293,849
Bear Stearns Asset Backed
Securities I Trust,
Series 2005-HE4, Class M2,
1.062%, 04/25/2035
(1 Month LIBOR USD + 0.960%)
(Callable 01/25/2022)(3)	717,263	717,261
BRAVO Residential Funding Trust,
Series 2020-RPL2, Class A1,
2.000%, 05/25/2059
(Callable 01/25/2038)(2)(4)	36,559,578	36,589,644
Chase Mortgage Finance Trust:
Series 2005-A2, Class 1A5, 2.982%,
01/25/2036 (Callable 01/25/2022)(4)	467,998	449,773
Series 2006-A1, Class 2A3, 2.845%,
09/25/2036 (Callable 01/25/2022)(4)(6)	355,317	335,494
Series 2007-A1, Class 2A3, 2.438%,
02/25/2037 (Callable 10/25/2023)(4)	586,203	587,503
Series 2007-A1, Class 3A1, 2.696%,
02/25/2037 (Callable 09/25/2026)(4)	1,725,613	1,791,999
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%,
04/25/2035 (Callable 01/25/2022)(6)	290,110	276,541
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%,
06/25/2036 (Callable 01/25/2022)	2,828,015	2,838,460
Series 2007-2, Class 1A3, 6.000%,
02/25/2037 (Callable 01/25/2022)(6)	796,498	808,444
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A6, 6.202%,
03/25/2037 (Callable 01/25/2022)(7)	1,579	1,609
Citigroup Mortgage Loan Trust,
Series 2018-RP2, Class A1,
2.821%, 02/25/2058
(Callable 07/25/2029)(2)(4)	16,974,061	17,298,338
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1,
2.480%, 10/25/2035
(1 Year CMT Rate + 2.400%)
(Callable 01/25/2022)(3)	4,470,478	4,665,849
Series 2005-9, Class 22A2, 6.000%,
10/25/2035 (Callable 01/25/2022)	1,718,852	1,741,908
Series 2005-9, Class 2A2, 5.500%,
11/25/2035 (Callable 01/25/2022)	23,199	21,197
Countrywide Asset-Backed Certificates:
Series 2007-11, Class 2A3,
0.292%, 04/25/2034
(1 Month LIBOR USD + 0.190%)
(Callable 04/25/2026)(3)	798,337	796,933
Series 2005-10, Class AF6, 4.915%,
12/25/2035 (Callable 01/25/2022)(4)	22,977	23,469
Series 2006-10, Class 1AF3, 5.971%,
12/25/2035 (Callable 01/25/2022)(4)	189,302	187,998
Credit Suisse First Boston
Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%,
06/25/2022 (Callable 01/25/2022)	11,878	10,995
Credit-Based Asset Servicing
& Securitization LLC,
Series 2007-CB4, Class A1A, 0.192%,
04/25/2037 (1 Month LIBOR USD +
0.090%) (Callable 01/25/2024)(3)	1,613,380	1,589,830

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CWABS Asset-Backed Certificates Trust:
Series 2005-7, Class AF6,
4.693%, 08/25/2035
(Callable 01/25/2022)(4)	$217	$219
Series 2006-9, Class 1AF3, 5.859%,
08/25/2036 (Callable 01/25/2022)(4)	94,166	96,268
Series 2006-18, Class 2A2,
0.262%, 03/25/2037
(1 Month LIBOR USD + 0.160%)
(Callable 06/25/2022)(3)	409,196	408,715
Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust:
Series 2005-1, Class 1A1,
0.602%, 02/25/2035
(1 Month LIBOR USD + 0.500%)
(Callable 01/25/2022)(3)	3,465,635	3,424,697
Series 2005-2, Class 1A7, 5.271%,
04/25/2035 (Callable 01/25/2022)(4)	5,771,348	5,774,397
First Franklin Mortgage Loan Trust,
Series 2006-FF6, Class A4,
0.602%, 04/25/2036
(1 Month LIBOR USD + 0.500%)
(Callable 01/25/2022)(3)	12,681,144	12,577,498
First Horizon Alternative
Mortgage Securities Trust:
Series 2006-FA8, Class 2A1,
5.750%, 01/25/2022	24,998	0
Series 2006-FA6, Class 3A1, 5.750%,
11/25/2022 (Callable 01/25/2022)	2,490	1,890
Series 2004-AA1, Class A1, 2.078%,
06/25/2034 (Callable 01/25/2022)(4)	2,696,912	2,762,691
Series 2005-AA2, Class 2A1, 2.587%,
04/25/2035 (Callable 01/25/2022)(4)	1,261,907	1,344,214
FirstKey Homes LLC,
Series 2021-SFR1, Class A, 1.538%,
08/19/2038(2)	98,786,715	96,393,686
FirstKey Homes Trust,
Series 2021-SFR2, Class A, 1.376%,
09/17/2038(2)	38,964,702	37,713,908
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%,
04/25/2029 (Callable 01/25/2022)	23	23
GS Mortgage Securities Trust,
Series 2018-RPL1, Class A1A, 3.750%,
10/25/2057 (Callable 11/25/2028)(2)	33,689,974	34,666,700
GSAA Home Equity Trust,
Series 2005-14, Class 1A1,
0.602%, 12/25/2035
(1 Month LIBOR USD + 0.500%)
(Callable 01/25/2022)(3)	7,414,472	7,549,563
GSAMP Trust,
Series 2006-HE7, Class A2D,
0.332%, 10/25/2036
(1 Month LIBOR USD + 0.230%)
(Callable 04/25/2022)(3)	396,492	395,013
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1,
5.500%, 05/25/2022	21,137	20,346
Series 2005-3F, Class 2A4, 6.000%,
03/25/2035 (Callable 01/25/2029)	1,601,893	1,622,234
Series 2005-AR2, Class 2A1, 2.637%,
04/25/2035 (Callable 01/25/2022)(4)	1,661,166	1,651,921
Home Equity Asset Trust,
Series 2004-7, Class A1,
0.822%, 01/25/2035
(1 Month LIBOR USD + 0.720%)
(Callable 01/25/2022)(3)	10,084,238	9,959,278
Home Partners of America Trust,
Series 2021-2, Class A,
1.901%, 12/17/2026(2)	84,372,831	83,521,568
J.P. Morgan Alternative Loan Trust:
Series 2006-A1, Class 2A1, 3.186%,
03/25/2036 (Callable 06/25/2023)(4)	49,134	49,889
Series 2007-S1, Class A1,
0.662%, 06/25/2037
(1 Month LIBOR USD + 0.560%)
(Callable 01/25/2022)(3)	3,118,713	3,108,791
J.P. Morgan Mortgage Trust:
Series 2005-A8, Class 2A3, 2.706%,
11/25/2035 (Callable 01/25/2022)(4)	2,998,500	2,872,101
Series 2006-A2, Class 3A3, 2.592%,
04/25/2036 (Callable 01/25/2022)(4)	791,261	721,424
Series 2006-A2, Class 2A1, 2.769%,
04/25/2036 (Callable 01/25/2022)(4)(6)	679,611	664,027
Series 2006-A7, Class 2A2, 3.110%,
01/25/2037 (Callable 01/25/2022)(4)	1,129,880	1,065,393
Series 2006-A7, Class 2A4R, 3.110%,
01/25/2037 (Callable 01/25/2022)(4)	1,155,647	1,074,762
Series 2007-A2, Class 2A3,
2.976%, 04/25/2037
(Callable 01/25/2022)(4)(6)	2,199,198	2,014,551
Series 2007-A4, Class 2A3, 3.026%,
06/25/2037 (Callable 01/25/2022)(4)	2,642,623	2,309,866
MASTR Alternative Loan Trust:
Series 2004-2, Class 2A1, 6.000%,
02/25/2034 (Callable 01/25/2022)	1,279,640	1,329,152
Series 2004-8, Class 2A1, 6.000%,
09/25/2034 (Callable 01/25/2022)	943,681	976,019
Series 2005-6, Class 1A5, 5.500%,
12/25/2035 (Callable 01/25/2022)(6)	1,516,775	1,346,890
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1B,
0.722%, 12/25/2029
(1 Month LIBOR USD + 0.620%)
(Callable 01/25/2022)(3)	3,507,911	3,504,827
Series 2005-A5, Class A3, 3.008%,
06/25/2035 (Callable 01/25/2022)(4)	959,381	978,871
Mill City Mortgage Loan Trust:
Series 2018-2, Class A1,
3.500%, 05/25/2058
(Callable 05/25/2027)(2)(4)	12,411,070	12,595,376
Series 2018-3, Class A1,
3.471%, 08/25/2058
(Callable 03/25/2028)(2)(4)	9,497,718	9,695,082
Series 2019-1, Class A1,
3.250%, 10/25/2069
(Callable 04/25/2031)(2)(4)	22,208,968	22,636,402
Morgan Stanley Capital I Trust,
Series 2006-HE2, Class A1,
0.442%, 03/25/2036
(1 Month LIBOR USD + 0.340%)
(Callable 01/25/2022)(3)	473,824	473,414
MortgageIT Trust:
Series 2005-4, Class A1,
0.662%, 10/25/2035
(1 Month LIBOR USD + 0.560%)
(Callable 01/25/2022)(3)	1,489,467	1,495,386

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
MortgageIT Trust: (cont.)
Series 2005-5, Class A1,
0.622%, 12/25/2035
(1 Month LIBOR USD + 0.520%)
(Callable 01/25/2022)(3)	$1,756,664	$1,769,500
New Residential Mortgage Loan Trust:
Series 2016-1A, Class A1,
3.750%, 03/25/2056
(Callable 11/25/2028)(2)(4)	7,588,564	7,922,556
Series 2017-1A, Class A1,
4.000%, 02/25/2057
(Callable 07/25/2029)(2)(4)	15,165,912	15,982,592
Series 2017-3A, Class A1,
4.000%, 04/25/2057
(Callable 08/25/2028)(2)(4)	12,517,783	13,119,907
Series 2017-6A, Class A1,
4.000%, 08/25/2057
(Callable 12/25/2030)(2)(4)	15,767,533	16,511,046
Series 2018-1A, Class A1A,
4.000%, 12/25/2057
(Callable 10/25/2030)(2)(4)	8,316,665	8,753,518
Series 2019-RPL2, Class A1,
3.250%, 02/25/2059
(Callable 06/25/2030)(2)(4)	19,150,081	19,646,702
RALI Series Trust:
Series 2004-QS13, Class CB, 5.000%,
06/25/2022 (Callable 01/25/2022)	3,495	3,645
Series 2005-QS5, Class A1,
0.502%, 04/25/2035
(1 Month LIBOR USD + 0.400%)
(Callable 01/25/2022)(3)(6)	1,327,052	1,056,718
Series 2005-QS11, Class A2,
0.602%, 07/25/2035
(1 Month LIBOR USD + 0.500%)
(Callable 01/25/2022)(3)(6)	2,659,367	1,998,928
Series 2005-QA7, Class A22,
2.990%, 07/25/2035
(Callable 01/25/2022)(4)(6)	1,143,506	1,113,427
RASC Series Trust,
Series 2007-KS1, Class A3,
0.252%, 11/25/2036
(1 Month LIBOR USD + 0.150%)
(Callable 07/25/2023)(3)	307,438	306,893
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%,
05/25/2035 (Callable 02/25/2022)(7)	4,990	5,089
Series 2005-2, Class AF6, 4.781%,
08/25/2035 (Callable 10/25/2022)(7)	399,820	412,599
Series 2006-2, Class AF3, 5.797%,
08/25/2036 (Callable 09/25/2025)(7)	14,967,845	8,523,787
Series 2006-3, Class AF2, 5.580%,
11/25/2036 (Callable 01/25/2026)(7)	9,875,362	4,836,353
Series 2007-1, Class AF3, 5.612%,
04/25/2037 (Callable 02/25/2028)(7)	278,136	106,638
Series 2007-2, Class AF2, 5.675%,
06/25/2037 (Callable 12/25/2028)(7)	1,435,659	556,521
Soundview Home Loan Trust,
Series 2006-EQ1, Class A3,
0.422%, 10/25/2036
(1 Month LIBOR USD + 0.160%)
(Callable 01/25/2022)(3)	576,083	575,868
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1,
1.486%, 04/25/2065
(Callable 02/25/2023)(2)(4)	7,381,071	7,382,883
Structured Asset Securities Corp.:
Series 2003-31A, Class 2A7,
2.289%, 10/25/2033
(Callable 01/25/2022)(4)	734,155	753,995
Series 2005-7XS, Class 1A4B,
5.940%, 04/25/2035
(Callable 01/25/2022)(7)	1,657	1,849
Towd Point Mortgage Trust:
Series 2016-3, Class A1,
2.250%, 08/25/2055
(Callable 05/25/2024)(2)(4)	4,589	4,590
Series 2016-2, Class A1,
3.000%, 08/25/2055
(Callable 10/25/2024)(2)(4)	1,185,914	1,189,138
Series 2016-4, Class A1,
2.250%, 07/25/2056
(Callable 04/25/2025)(2)(4)	2,258,222	2,265,740
Series 2017-1, Class A1,
2.750%, 10/25/2056
(Callable 04/25/2025)(2)(4)	1,047,495	1,056,526
Series 2017-6, Class A1,
2.750%, 10/25/2057
(Callable 07/25/2025)(2)(4)	15,087,700	15,273,817
Series 2019-1, Class A1,
3.678%, 03/25/2058
(Callable 01/25/2025)(2)(4)	7,952,196	8,222,771
Series 2018-6, Class A1A,
3.750%, 03/25/2058
(Callable 01/25/2025)(2)(4)	11,336,098	11,534,628
Series 2018-4, Class A1,
3.000%, 06/25/2058
(Callable 03/25/2026)(2)(4)	28,268,086	28,928,883
Series 2019-4, Class A1,
2.900%, 10/25/2059
(Callable 09/25/2026)(2)(4)	56,405,383	57,490,589
Series 2020-2, Class A1A,
1.636%, 04/25/2060
(Callable 06/25/2025)(2)(4)	34,637,566	34,409,142
Series 2020-4, Class A1,
1.750%, 10/25/2060
(Callable 11/25/2026)(2)	88,906,161	88,699,917
WaMu Mortgage Pass-Through
Certificates Trust:
Series 2004-CB3, Class 1A, 6.000%,
10/25/2034 (Callable 01/25/2022)	728,538	743,074
Series 2004-CB3, Class 2A, 6.500%,
10/25/2034 (Callable 01/25/2022)	2,006,554	2,080,549
Series 2005-3, Class 1CB3,
0.552%, 05/25/2035
(1 Month LIBOR USD + 0.450%)
(Callable 01/25/2022)(3)(6)	3,669,732	3,114,627
Series 2005-6, Class 2A4, 5.500%,
08/25/2035 (Callable 01/25/2022)(6)	3,131,236	3,072,325
Series 2007-HY3, Class 4A1,
2.833%, 08/25/2036
(Callable 01/25/2022)(4)(6)	7,173,536	7,096,098
Series 2006-AR10, Class 1A1, 2.864%,
09/25/2036 (Callable 01/25/2022)(4)	591,852	592,254
Wells Fargo Mortgage Backed
Securities Trust:
Series 2006-AR14, Class 2A3,
2.539%, 10/25/2036
(Callable 01/25/2022)(4)(6)	985,249	965,958

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wells Fargo Mortgage Backed
Securities Trust: (cont.)
Series 2007-7, Class A49,
6.000%, 06/25/2037
(Callable 01/25/2022)(6)	$1,450,864	$1,414,279
Total Non-U.S. Government
Agency Issues
(Cost $900,455,721)		890,175,904	3.1%
Total Residential
Mortgage-Backed Securities
(Cost $4,172,879,498)		4,260,952,732	14.6%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2017-M4, Class A2,
2.556%, 12/25/2026(4)	25,416,468	26,635,358
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K048, Class A2, 3.284%,
06/25/2025(4)	59,391,000	63,094,344
Series K050, Class A2, 3.334%,
08/25/2025(4)	84,717,000	90,349,384
Series K734, Class A2, 3.208%,
02/25/2026	45,125,000	48,163,745
Series K061, Class A2, 3.347%,
11/25/2026(4)	57,540,000	62,404,944
Series K062, Class A2, 3.413%,
12/25/2026	26,633,000	29,004,607
Series K063, Class A2, 3.430%,
01/25/2027(4)	16,715,490	18,208,456
Series K064, Class A2, 3.224%,
03/25/2027	9,810,250	10,609,717
Series K065, Class A2, 3.243%,
04/25/2027	49,145,000	53,297,266
Series K066, Class A2, 3.117%,
06/25/2027	16,491,658	17,795,018
Series K067, Class A2, 3.194%,
07/25/2027	9,015,000	9,780,863
Series K068, Class A2, 3.244%,
08/25/2027	3,705,000	4,032,541
Series K072, Class A2, 3.444%,
12/25/2027	12,000,000	13,234,279
Series K074, Class A2, 3.600%,
01/25/2028	36,495,000	40,660,849
Series K077, Class A2, 3.850%,
05/25/2028(4)	46,199,000	52,232,391
Series K079, Class A2, 3.926%,
06/25/2028	63,251,000	72,005,274
Series K080, Class A2, 3.926%,
07/25/2028(4)	56,820,000	64,657,103
Series K158, Class A3, 3.900%,
10/25/2033(4)	18,777,000	21,941,005
Total U.S. Government Agency Issues
(Cost $662,319,498)		698,107,144	2.4%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%,
05/17/2050 (Callable 03/15/2027)	30,037,000	32,582,699
Series 2017-BNK8, Class A4, 3.488%,
11/17/2050 (Callable 10/15/2027)	69,721,751	75,458,666
Series 2017-BNK9, Class A4, 3.538%,
11/17/2054 (Callable 12/15/2027)	32,737,000	35,549,449
Series 2017-BNK5, Class A5, 3.390%,
06/17/2060 (Callable 06/15/2027)	2,070,000	2,226,596
Series 2018-BN10, Class A5, 3.688%,
02/17/2061 (Callable 01/15/2028)	6,400,000	7,000,586
Series 2021-BN33, Class A5, 2.556%,
05/16/2064	53,919,000	55,545,391
BBCMS Mortgage Trust,
Series 2018-C2, Class A5, 4.314%,
12/15/2051 (Callable 12/15/2028)	14,445,000	16,406,146
Benchmark Mortgage Trust:
Series 2020-B19, Class A5, 1.850%,
09/17/2053 (Callable 08/15/2030)	40,850,000	39,774,681
Series 2020-B21, Class A5, 1.978%,
12/17/2053 (Callable 11/15/2030)	46,400,000	45,544,871
Series 2021-B24, Class A5, 2.584%,
03/17/2054 (Callable 03/15/2031)	29,000,000	29,868,309
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class A3, 3.753%,
03/12/2047 (Callable 12/10/2023)	2,556,297	2,654,103
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 12/10/2024)	50,189,111	52,288,607
Series 2015-GC29, Class A4, 3.192%,
04/10/2048 (Callable 04/10/2025)	25,065,000	26,184,413
Series 2016-C2, Class A4, 2.832%,
08/12/2049 (Callable 08/10/2026)	33,387,000	34,711,823
Series 2017-P8, Class A4, 3.465%,
09/16/2050 (Callable 08/15/2027)	29,775,000	31,969,331
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%,
05/17/2045 (Callable 04/15/2022)	11,971,148	11,995,025
Series 2013-CR9, Class A3, 4.022%,
07/12/2045	5,391,510	5,498,548
Series 2012-CR2, Class A4, 3.147%,
08/17/2045 (Callable 07/15/2022)	35,388,000	35,482,355
Series 2013-CR6, Class A4, 3.101%,
03/10/2046 (Callable 02/10/2023)	14,680,000	14,827,425
Series 2013-CR10, Class A4, 4.210%,
08/10/2046 (Callable 08/10/2023)(4)	11,500,000	11,949,242
Series 2014-CR18, Class A4, 3.550%,
07/17/2047 (Callable 05/15/2024)	4,804,238	4,956,904
Series 2014-CR19, Class A5, 3.796%,
08/12/2047 (Callable 08/10/2024)	33,800,000	35,663,668
Series 2014-CR20, Class ASB, 3.305%,
11/13/2047 (Callable 07/10/2024)	16,819,467	17,309,678
Series 2015-LC19, Class A4, 3.183%,
02/10/2048 (Callable 01/10/2025)	27,105,399	28,311,998
Series 2015-DC1, Class A5, 3.350%,
02/12/2048 (Callable 01/10/2025)	23,390,000	24,520,528
DBJPM Mortgage Trust,
Series 2020-C9, Class A5, 1.926%,
08/15/2053 (Callable 03/15/2030)	31,100,000	30,480,220
GS Mortgage Securities Trust:
Series 2012-GCJ9, Class A3, 2.773%,
11/10/2045 (Callable 11/10/2022)	40,256,858	40,768,250
Series 2013-GC13, Class A4, 3.871%,
07/12/2046 (Callable 04/10/2023)(4)	14,700,000	14,967,656
Series 2014-GC20, Class AAB, 3.655%,
04/12/2047	10,420,487	10,728,911
Series 2014-GC20, Class A5, 3.998%,
04/12/2047	9,959,000	10,420,233
J.P. Morgan Chase Commercial
Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%,
04/15/2046 (Callable 04/15/2023)	31,025,000	31,534,669

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
J.P. Morgan Chase Commercial
Mortgage Securities Trust: (cont.)
Series 2013-LC11, Class A4, 2.694%,
04/17/2046 (Callable 03/15/2023)	$4,598,963	$4,660,071
Series 2012-LC9, Class ASB, 2.437%,
12/17/2047 (Callable 09/15/2022)	678,570	682,240
Series 2013-C10, Class ASB, 2.702%,
12/17/2047 (Callable 12/15/2022)	4,738,431	4,776,660
JPMBB Commercial Mortgage
Securities Trust:
Series 2013-C15, Class A4, 4.096%,
11/17/2045 (Callable 09/15/2023)	6,018,334	6,229,745
Series 2013-C17, Class A3, 3.928%,
01/17/2047 (Callable 11/15/2023)	8,140,962	8,309,956
Series 2014-C24, Class ASB, 3.368%,
11/18/2047 (Callable 07/15/2024)	6,854,300	7,061,441
Series 2014-C25, Class A5, 3.672%,
11/18/2047 (Callable 10/15/2024)	45,697,000	48,224,944
Series 2015-C30, Class A5, 3.822%,
07/15/2048 (Callable 07/15/2025)	42,110,000	45,121,863
Series 2016-C4, Class A3, 3.141%,
12/17/2049 (Callable 10/15/2026)	29,133,000	30,677,594
JPMCC Commercial Mortgage
Securities Trust:
Series 2017-JP5, Class A5, 3.723%,
03/17/2050	17,310,000	18,738,046
Series 2017-JP7, Class A5, 3.454%,
09/16/2050 (Callable 07/15/2027)	27,356,184	29,368,945
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%,
08/17/2045 (Callable 07/11/2022)	38,829,924	38,960,280
Series 2012-C6, Class A4, 2.858%,
11/15/2045 (Callable 09/15/2022)	24,232,351	24,380,132
Series 2013-C10, Class A3, 3.960%,
07/17/2046 (Callable 04/15/2023)(4)	36,341,667	37,287,557
Series 2013-C12, Class A3, 3.973%,
10/17/2046 (Callable 07/15/2023)	13,728,391	14,164,787
Series 2014-C16, Class A5, 3.892%,
06/17/2047 (Callable 05/15/2024)	35,020,000	36,740,036
Series 2015-C25, Class ASB, 3.383%,
10/19/2048 (Callable 06/15/2025)	22,967,425	23,664,645
Series 2016-C30, Class A5, 2.860%,
09/17/2049 (Callable 08/15/2026)	9,062,000	9,407,029
Series 2016-C32, Class A4, 3.720%,
12/17/2049 (Callable 12/15/2026)	14,175,000	15,352,988
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class ASB, 2.991%,
02/15/2048 (Callable 11/15/2024)	9,571,990	9,819,851
Series 2016-C35, Class ASB, 2.788%,
07/17/2048 (Callable 10/15/2025)	10,267,637	10,550,061
Series 2016-BNK1, Class A3, 2.652%,
08/17/2049 (Callable 07/15/2026)	7,952,000	8,228,703
Series 2017-C40, Class A4, 3.581%,
10/17/2050 (Callable 09/15/2027)	48,894,000	52,931,046
Series 2017-C42, Class A4, 3.589%,
12/16/2050	52,370,521	56,945,327
Series 2017-RC1, Class A4, 3.631%,
01/15/2060 (Callable 02/15/2027)	11,875,000	12,874,951
Series 2018-C47, Class A4, 4.442%,
09/16/2061 (Callable 09/15/2028)	10,850,000	12,364,461
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%,
03/17/2045 (Callable 01/15/2023)	14,173,111	14,367,657
Series 2013-C14, Class A4, 3.073%,
06/15/2046 (Callable 05/15/2023)	30,401,602	30,797,747
Series 2013-C18, Class A4, 3.896%,
12/17/2046 (Callable 12/15/2023)	19,826,579	20,618,913
Series 2014-C21, Class ASB, 3.393%,
08/16/2047 (Callable 01/15/2024)	6,082,154	6,230,774
Series 2014-C24, Class A5, 3.607%,
11/18/2047 (Callable 10/15/2024)	54,091,000	56,875,994
Series 2014-C23, Class ASB,
3.636%, 10/17/2057	5,921,570	6,116,137
Total Non-U.S. Government
Agency Issues
(Cost $1,509,950,730)		1,519,711,562	5.2%
Total Commercial
Mortgage-Backed Securities
(Cost $2,172,270,228)		2,217,818,706	7.6%
Asset Backed Securities
Affirm Asset Securitization Trust,
Series 2021-B, Class A, 1.030%,
08/15/2026 (Callable 08/15/2023)(2)	15,650,000	15,543,129
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%,
06/15/2039	6,100,000	8,435,656
Ford Credit Auto Owner Trust:
Series 2019-1, Class A, 3.520%,
07/15/2030 (Callable 01/15/2024)(2)	18,675,000	19,579,064
Series 2018-1, Class A, 3.190%,
07/15/2031 (Callable 01/15/2025)(2)	28,641,000	30,180,823
Nelnet Student Loan Trust,
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	38,373,275	37,705,139
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%,
12/15/2023 (Callable 01/15/2022)	2,746	2,793
PFS Financing Corp.:
Series 2020-E, Class A,
1.000%, 10/15/2025(2)	25,251,000	25,161,712
Series 2021-A, Class A,
0.710%, 04/15/2026(2)	29,800,000	29,380,157
Series 2021-B, Class A,
0.770%, 08/17/2026(2)	44,400,000	43,704,301
SBA Tower Trust,
1.840%, 10/15/2051
(Callable 04/15/2026)(2)	45,100,000	44,786,722
Towd Point Mortgage Trust:
Series 2020-MH1, Class A1A,
2.184%, 02/25/2060
(Callable 08/25/2022)(2)(4)	39,600,685	39,569,329
Series 2020-MH1, Class A1,
2.250%, 02/25/2060
(Callable 08/25/2022)(2)(4)	28,761,138	28,772,924
Toyota Auto Loan Extended Note Trust:
Series 2019-1A, Class A, 2.560%,
11/25/2031 (Callable 05/25/2024)(2)	62,085,050	64,116,467
Series 2020-1A, Class A, 1.350%,
05/25/2033 (Callable 05/25/2025)(2)	65,158,000	64,994,401
Total Asset Backed Securities
(Cost $449,103,029)		451,932,617	1.5%
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

			% of
	Shares	Value	Net Assets

Common Stock
Industrials
Weatherford International PLC	46,003	$1,275,203
Total Common Stock
(Cost $3,790,590)		1,275,203	0.0%
Total Long-Term Investments
(Cost $28,071,929,534)		28,966,415,993	99.0%
Short-Term Investment
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 0.03%(5)	850,832,429	850,832,429
Total Short-Term Investment
(Cost $850,832,429)		850,832,429	2.9%
Total Investments
(Cost $28,922,761,963)		29,817,248,422	101.9%
Liabilities in Excess of Other Assets		(550,111,303)	(1.9)%
TOTAL NET ASSETS		$29,267,137,119	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
GNMA – Government National Mortgage Association
MBIA – Municipal Bond Insurance Association
NATL – National Public Finance Guarantee Corp.
SD CRED PROG – State Credit Enhancement Program
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
(1)	Foreign security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2021, the value of these securities totaled $5,966,887,374, which represented 20.39% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2021.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.
(8)	Security or a portion of the security, purchased on a when-issued or delayed delivery basis.
(9)	Security in default.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$6,983,013,022	$—	$6,983,013,022
Other Government Related Securities	—	86,190,942	—	86,190,942
Corporate Bonds	—	14,587,950,088	—	14,587,950,088
Municipal Bonds	—	377,282,683	—	377,282,683
Residential Mortgage-Backed Securities – U.S. Government Agency Issues	—	3,370,776,828	—	3,370,776,828
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	890,175,904	—	890,175,904
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	698,107,144	—	698,107,144
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,519,711,562	—	1,519,711,562
Asset Backed Securities	—	451,932,617	—	451,932,617
Common Stock	1,275,203	—	—	1,275,203
Total Long-Term Investments	1,275,203	28,965,140,790	—	28,966,415,993
Short-Term Investment
Money Market Mutual Fund	850,832,429	—	—	850,832,429
Total Short-Term Investment	850,832,429	—	—	850,832,429
Total Investments	$852,107,632	$28,965,140,790	$—	$29,817,248,422

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

2021 Municipal Bond Market Overview
(Unaudited)

Key Municipal Events of 2021
Two themes dominated the municipal market in 2021 – credit and cash inflows. Investors took comfort in the strong credit backdrop, as tax revenues rebounded sharply and were joined by unprecedented federal fiscal support. Generally, the more credit risk an investor accepted, the better the return they likely achieved. The record cash flows into tax-exempt funds were driven by expectations of higher tax rates and strong demographic support from baby boomers and others seeking safety and income. Together, these powerful forces largely insulated the municipal market from the volatility experienced in taxable fixed income sectors, leading to the outperformance of the tax-exempt market. These themes were not as evident at the start of the year, however, as tax-free yields rose and the curve steepened on expectations of strong growth, rising inflation and a Fed willing to let the economy run “hot.” But things got a bit too hot too quickly as both growth and inflation rose to multi-decade highs. Rather than waiting until 2022 to begin tapering monthly asset purchases, as anticipated, the Fed began to trim purchases in November by $15B/month and then doubled the taper to $30B/month starting in January. The Fed pivot in Q4 pushed short-term tax-free rates marginally higher on expectations of three rate hikes in 2022. Long-term yields fell instead on expectations that the Fed will succeed in slowing growth and inflation in coming quarters. The result for tax-exempt yields was 20 bps of flattening in the curve between 1-30 years in Q4. Still, tax-free rates ended the year higher than where they began across all segments of the curve with the greatest upward adjustment in the intermediate maturity range (7yr) where rates rose 48 bps.

AAA Municipal Yields

Maturity	12/31/20	9/30/21	12/31/21	Q4 Change	2021 Change
1	0.13%	0.18%	0.19%	0.01%	0.06%
2	0.14%	0.18%	0.25%	0.07%	0.11%
3	0.14%	0.25%	0.34%	0.09%	0.20%
5	0.22%	0.55%	0.60%	0.05%	0.38%
7	0.37%	0.82%	0.85%	0.03%	0.48%
10	0.69%	1.13%	1.05%	-0.08%	0.36%
30	1.47%	1.73%	1.54%	-0.19%	0.07%

The strong demand mentioned above was most evident in the consistently positive flows into municipal mutual funds and ETFs throughout the year. Only one of the 52 weeks reported a net outflow and the cumulative net inflows in 2021 set a record of $101.7B, more than twice the $39.7B of inflows in 2020 and surpassing the previous high of $92.8B set in 2019. It is noteworthy that the two highest inflow years in the last twenty were in 2019 and 2021 when rates were relatively low by historical measures. In the past, low or rising yields often slowed the pace of new investments, or even caused outflows. But more recent history illustrates the demographic-driven desire by investors for municipal bonds, rightfully viewed as a higher-quality, income producing asset, particularly tax-free income in an environment with higher tax rate expectations. Certainly, the favorable long-term demographic trend of aging boomers retiring at an accelerated pace due to Covid played a role. The Federal Reserve of St. Louis estimates that 2.4 million “excess retirements” occurred due to Covid between the start of the pandemic and August 2021.

Unfortunately, Covid-19 remained an ever-present concern for investors throughout the year as the virus mutated to rapidly spreading Delta and Omicron variants. But the U.S. economy proved resilient with no widespread lockdowns in 2021 unlike those in 2020. Supply chain bottlenecks were the major concern, which cut both ways for state and local governments. The supply constraints slowed activity across many industries and regions (e.g., travel, entertainment and manufacturing) and the Covid challenges were certainly disruptive for K-12 and higher educational institutions, but the inflation pressure that resulted also helped to boost state and local government tax revenues as income and sales tax revenue rose. State and local governments are running the largest budget surplus, measured as a percentage of GDP, in over 40 years. Strong stock market returns should lead to lucrative capital gain tax revenues in April of 2022 as well. These tax revenues, combined with the unprecedented fiscal support provided in the $1.9T American Rescue Plan Act (ARPA) funds, passed in Q1 (along with the other fiscal support in 2020) provided one of the strongest credit backdrops for state and local governments in recent memory. ARPA provided $350B to state and local governments, while also directing more than $300B to hospitals, public transit, airports and schools. In total, we estimate that municipal issuers received nearly $1.2T in federal support over the last two years.

Despite being flush with cash, new tax-exempt municipal borrowings in 2021 still rose YoY, even as taxable municipal issuance fell modestly. Total municipal supply of $484B was down 2% YoY, with tax-exempt supply up 10% and taxable issuance down 24%. Municipal issuers slowed their use of taxable borrowings to refinance tax-exempt debt for two reasons: 1) taxable rates rose more than tax-exempt yields, reducing the cost savings, and 2) they were awaiting the details of the infrastructure bill. Early versions of the bill included the reinstatement of advance refundings to the tax-exempt market. Ultimately, Congress was able to pass the $1.2T Infrastructure Investment and Jobs Act (IIJA) in Q4, which included $550B of new infrastructure spending that will be spread out over several years. But the advance refundings provision was dropped, as was the potential return of Build America Bonds to the taxable market. The top target for the new IIJA spending plan is roads, but funds are also directed to many other key needs, including the electric grid, rail, public transit and broadband expansion. The plan will distribute funds primarily through matching federal grants in which state and local governments share in a portion of the project’s cost. The strong fiscal condition of most municipalities should allow for ready use of the funds when available, although the net fiscal impact in any single year is relatively modest.

Solid Q4 Adds to Strong Municipal Returns in 2021
In Q4, short-term rates rose as the market priced in the first Fed rate hikes of 2022 while long-term yields fell. The flattening trend was reflected in returns as long maturities easily outperformed shorter maturities. A similar pattern of performance held for the full year as well; long issues outperformed short maturities by 281 bps. There was also a large performance divergence across the credit spectrum as lower-quality issues significantly outperformed higher-quality for the year. The narrowing of credit spreads, mentioned above, rewarded investors willing to take on a more aggressive risk posture – both on credit as well as along the curve. The Revenue sector provided the best performance for the quarter and full year relative to GOs, while Prerefunded issues lagged due both to their high-quality and exposure to the short end of the curve.

2021 Municipal Bond Market Overview
(Unaudited)

Total Returns of Selected Municipal Indices and Subsectors

Bloomberg Index/Sector	December	4Q	2021	Bloomberg Quality	December	4Q	2021
Municipal Bond Index	0.16%	0.72%	1.52%	AAA	0.18%	0.82%	0.47%
General Obligation bonds	0.13%	0.71%	1.01%	AA	0.14%	0.69%	0.92%
Revenue bonds	0.18%	0.79%	1.86%	A	0.18%	0.69%	2.25%
Prerefunded bonds	0.03%	-0.05%	0.00%	BBB	0.22%	0.80%	4.85%
Long maturities (22+ yrs.)	0.22%	1.58%	3.17%	High Yield	0.26%	1.16%	7.77%
Intermediate maturities (1 - 17 yrs.)	0.14%	0.38%	0.86%	HY, ex-Puerto Rico	0.21%	1.06%	7.74%
Short maturities (1 - 5 yrs.)	0.04%	-0.05%	0.36%

2022 Outlook and Opportunities
We foresee the strong fiscal position of municipalities continuing in 2022, supporting a solid credit backdrop. Even with growth expected to slow to a still accelerated pace of 3-4%, rising tax revenues and unspent federal monies should provide ample resources for municipal issuers. This expectation, however, is largely priced into current market evaluations as lower-quality issues significantly outperformed higher-quality issues in 2021 (see chart). Unlike 2020, when there was little difference in performance across the credit spectrum, in 2021 BBBs provided 438 bps of excess return over AAAs, as credit spreads tightened to record levels. We expect the additional yield of lower-quality issues to continue to add value to a portfolio, but less so than in 2021 and, with less carry advantage, lower-quality issues could lag higher-quality issues if spreads were to widen. Long-term pension funding challenges remain for many municipalities, and it will be important to monitor how municipalities utilize the abundant resources they currently have. Will they create new long-term spending programs? Or, preferably, view it as the one-time windfall it is and allocate the funds for similar one-time upgrades or expenditures? Security selection and structural opportunities among individual securities will continue to play a critical role in the new year. Whether it be sectors where cash flow analysis is required (e.g. housing) or unique coupon/call features that offer additional yield, we expect to lean increasingly toward structural opportunities over credit inefficiencies until credit spreads are more rewarding. Finally, with rates higher YoY and the yield curve steeper between short-term and intermediate-term maturities, the curve continues to offer appealing roll-down and total return potential. We find the best value currently in the 6 – 9-year segment of the curve and will look to optimize portfolio exposure in that part of the curve.

Disclosures

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

The Bloomberg Municipal Bond Index is a broad-based, total-return index. The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years). They are selected from issues larger than $50 million. The components listed below the Municipal Bond Index (long maturities, intermediate maturities, short maturities, prefunded bonds, general obligation bonds and revenue bonds) are subsectors of the Bloomberg Municipal Bond Index and do not represent separate indices.

The Bloomberg High Yield Municipal Index includes bonds with a par value of at least $3 million and must be issued as part of a transaction of at least $20 million. The maximum rating for inclusion is Ba1/BB+/BB+ using the middle rating.

For more information about the Bloomberg Municipal Bond Index or Bloomberg High Yield Municipal Index, please visit https://index.barcap.com/Home/Guides_and_Factsheets.

Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The alternative minimum tax (AMT) may be applicable, even for securities identified as tax exempt. Past performance is not a guarantee of future results.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated. This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

Baird Short-Term Municipal Bond Fund
December 31, 2021 (Unaudited)

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

Two themes dominated the municipal market in 2021—credit and cash inflows. Investors took comfort in the strong credit backdrop, as tax revenues rebounded sharply and were joined by unprecedented federal fiscal support. Generally, the more credit risk an investor accepted, the better the return they likely achieved. The tax-exempt yield curve flattened in the fourth quarter as the Fed began to unwind their easy monetary policy, tapering monthly asset purchases and signaling that rate hikes will likely begin in 2022. The result was a flatter tax-exempt yield curve as the spread between 1-30 years narrowed 20 basis points in the fourth quarter. Still, tax-free rates ended the year higher than where they began with the greatest upward adjustment in the 7-year maturity range, which rose 48 basis points. Municipal mutual funds experienced consistently positive flows in the fourth quarter and for the full year. Municipal mutual funds experienced net outflows in only one of the 52 weeks during 2021 and the cumulative net inflows in 2021 set a record of $101.7 billion, more than twice the $39.7 billion of inflows in 2020 and surpassing the previous high of $92.8 billion set in 2019. Total municipal supply of $484 billion was down 2% year-over-year, with tax-exempt supply up 10% and taxable issuances down 24%. Congress was able to pass the $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) in the fourth quarter, which included $550 billion of new infrastructure spending that will be spread out over several years. The top target for the new IIJA spending plan is roads, but funds are also directed to many other key needs, including the electric grid, rail, public transit, and broadband expansion. The plan will distribute funds primarily through matching federal grants in which state and local governments share in a portion of the project’s cost.

During 2021, the Institutional Share Class of the Fund (BTMIX) posted a net return of 0.74% vs. a 0.36% return for the Bloomberg Short 1-5 Year Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Credit – Rewarded for an overweight to lower-quality issues
•	Curve – Benefited from active curve management and roll-down optimization
•	Security selection across the Fund’s holdings
•	Sector – Overweight to revenue bonds, especially Healthcare and Education

Negative contributors to the Fund’s relative performance during the year include:

•	Sector – Underweight to State general obligation bonds
•	Sector – Allocation to Housing pass-through securities

We foresee the strong fiscal position of municipalities continuing in 2022, supporting a solid credit backdrop. Even with growth expected to slow, rising tax revenues and unspent federal monies should provide ample resources for municipal issuers. This expectation, however, is largely priced into the market as lower-quality issues significantly outperformed higher-quality, for example in 2021, BBB-rated issues provided 438 basis points of excess return over AAA-rated issues as spreads tightened to record levels. We expect lower-quality issues to continue to add value to a portfolio, but less so than in 2021. Long-term pension funding challenges remain for many municipalities, and it will be important to monitor how municipalities utilize the abundant resources they currently have. Security selection and structural opportunities among individual securities will continue to play a critical role in 2022. Whether it be sectors where cash flow analysis is required (e.g., Housing) or unique coupon/call features that offer additional yield, we expect to lean increasingly toward structural opportunities over credit. Finally, with rates higher year-over-year and the yield curve steeper between short-term and intermediate-term maturities, the curve continues to offer appealing roll-down and total return potential, especially in the 6-9-year segment.

We expect the Fund will maintain a neutral duration posture relative to the benchmark with an allocation that seeks to optimize the roll-down benefit of an upwardly sloping municipal curve and its sector weightings will favor an overweight to revenue-backed issues over general obligation debt. We believe a modestly overweight credit posture is appropriate to benefit from the strong pace of economic growth. We also believe a continued focus on fundamental tax and revenue support remains especially important now that credit spreads have narrowed to balance risk and reward opportunities.

Baird Short-Term Municipal Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$2,300,563,464

	SEC 30-Day Yield(4)
	Institutional Class	0.61%
	Investor Class	0.37%

	Average Effective Duration	2.33 years

	Average Effective Maturity	2.64 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	44%

	Number of Holdings	2,153

Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(6)	Includes 0.25% 12b-1 fee.

Baird Short-Term Municipal Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming	Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	0.74%	2.64%	2.50%	2.23%
Investor Class Shares	0.59%	2.42%	2.25%	1.97%
Bloomberg Short 1-5 Year Municipal Bond Index(2)	0.36%	2.27%	2.04%	1.68%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2021.
(2)
The Bloomberg Short 1-5 Year Municipal Bond Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.000%, 12/15/2024	$20,000,000	$20,026,563
0.750%, 05/31/2026	35,000,000	34,300,000
1.250%, 03/31/2028	22,000,000	21,822,109
Total U.S. Treasury Securities
(Cost $76,115,128)		76,148,672	3.3%
Municipal Bonds
Alabama
Alabama Community College System:
3.500%, 11/01/2023 (Insured by BAM)	1,050,000	1,105,892
4.000%, 11/01/2024 (Insured by BAM)	185,000	202,129
4.000%, 11/01/2025 (Insured by BAM)	225,000	251,724
4.000%, 11/01/2026 (Insured by BAM)	250,000	285,145
4.000%, 11/01/2027 (Insured by BAM)	375,000	434,504
4.000%, 11/01/2028 (Insured by BAM)	170,000	200,851
Alabama Economic Settlement Authority,
4.000%, 09/15/2033 (Callable 09/15/2026)	12,500,000	14,142,524
Alabama Housing Finance Authority,
1.500%, 11/01/2022 (Mandatory Tender
Date 05/01/2022) (Insured by HUD)(1)	775,000	777,980
Alabama Incentives Financing Authority,
5.000%, 09/01/2023	650,000	699,329
Alabama Special Care Facilities
Financing Authority,
1.850%, 11/15/2046 (Mandatory Tender
Date 11/01/2022)(1)	395,000	400,241
Birmingham Airport Authority:
5.000%, 07/01/2024 (Insured by BAM)	190,000	211,313
5.000%, 07/01/2025 (Insured by BAM)	500,000	576,611
5.000%, 07/01/2026 (Insured by BAM)	450,000	535,176
Birmingham-Jefferson Civic Center Authority:
5.000%, 05/01/2024	430,000	474,433
5.000%, 05/01/2026	500,000	590,904
Black Belt Energy Gas District,
0.968%, 12/01/2048 (1 Month LIBOR
USD + 0.900%) (Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	1,730,000	1,742,639
Chilton County Health Care Authority,
5.000%, 11/01/2024	825,000	926,160
Choctaw County School,
2.000%, 03/01/2024 (Insured by BAM)	1,230,000	1,266,645
City of Hartselle AL:
2.000%, 06/01/2024 (Insured by BAM)	120,000	123,255
2.000%, 06/01/2025 (Insured by BAM)	225,000	232,724
2.000%, 06/01/2026 (Insured by BAM)	225,000	233,772
2.000%, 06/01/2027 (Insured by BAM)	810,000	842,979
City of Opelika AL,
3.000%, 10/01/2022	445,000	453,983
City of Phenix AL:
3.000%, 08/15/2022 (Insured by BAM)	500,000	507,670
3.000%, 08/15/2023 (Insured by BAM)	100,000	103,852
2.000%, 04/01/2027	2,110,000	2,176,932
County of Jefferson AL,
0.000%, 10/01/2025 (Callable 10/01/2023)
(Insured by AGM)	750,000	691,900
County of Morgan AL:
3.000%, 04/01/2022	135,000	135,695
4.000%, 04/01/2023	210,000	219,240
4.000%, 04/01/2024	220,000	237,422
Douglas Water Authority,
3.000%, 07/01/2024 (Insured by AGM)	270,000	285,750
Eutaw Industrial Development Board,
0.030%, 06/01/2028
(Optional Put Date 01/03/2022)(1)	800,000	800,000
Greenville Public Improvement
Cooperative District:
4.000%, 03/01/2022 (Insured by BAM)	25,000	25,148
4.000%, 03/01/2023 (Insured by BAM)	100,000	104,213
5.000%, 03/01/2024 (Insured by BAM)	140,000	153,640
Industrial Development Board
of the City of Mobile Alabama,
0.030%, 06/01/2034
(Optional Put Date 01/03/2022)(1)	2,900,000	2,900,000
Jacksonville State University,
4.000%, 12/01/2032 (Callable 12/01/2025)
(Insured by AGM)	890,000	990,359
Lauderdale County Agriculture
Center Authority:
2.000%, 07/01/2022	450,000	452,169
5.000%, 07/01/2024	495,000	547,529
5.000%, 07/01/2025 (Callable 07/01/2024)	490,000	541,024
5.000%, 07/01/2026 (Callable 07/01/2024)	545,000	606,423
5.000%, 07/01/2027 (Callable 07/01/2024)	570,000	634,241
5.000%, 07/01/2028 (Callable 07/01/2024)	600,000	667,622
Macon County Board of Education,
3.250%, 02/01/2026 (Callable 02/01/2023)	375,000	382,961
Mobile County Board of
School Commissioners,
5.000%, 03/01/2023	875,000	920,499
Morgan County Board of Education,
2.500%, 03/01/2025
(Pre-refunded to 03/01/2022)	1,165,000	1,169,319
Pickens County Water Authority:
3.000%, 01/01/2022 (Insured by BAM)	145,000	145,000
3.000%, 01/01/2023 (Insured by BAM)	155,000	158,328
3.000%, 01/01/2024 (Insured by BAM)	100,000	104,756
3.000%, 01/01/2025 (Insured by BAM)	160,000	170,980
Selma Industrial Development Board,
2.000%, 11/01/2033 (Mandatory Tender
Date 10/01/2024)(1)	750,000	780,012
Southeast Alabama Gas Supply District:
0.710%, 04/01/2049 (SIFMA Municipal
Swap Index + 0.650%) (Callable 01/01/2024)
(Mandatory Tender Date 04/01/2024)(2)	2,000,000	2,018,428
0.968%, 04/01/2049
(1 Month LIBOR USD + 0.900%)
(Callable 01/01/2024)
(Mandatory Tender Date 04/01/2024)(2)	750,000	756,833
Tallassee Board of Education:
4.000%, 08/01/2027 (Insured by AGM)	360,000	418,392
4.000%, 08/01/2028 (Insured by AGM)	405,000	478,881
Town of Berry AL,
3.250%, 09/01/2028 (Callable 09/01/2026)
(Insured by AGM)	825,000	892,548
Vestavia Hills Board of Education,
5.000%, 02/01/2028 (Callable 02/01/2026)	1,250,000	1,465,913
West Escambia Utilities, Inc.,
2.400%, 08/15/2025 (Callable 08/15/2022)
(Insured by BAM)	760,000	766,755
Wilsonville Industrial Development Board,
0.010%, 01/01/2024 (
Optional Put Date 01/03/2022)(1)	2,715,000	2,715,000
Total Alabama
(Cost $52,244,509)		52,836,347	2.3%
Alaska
Alaska Housing Finance Corp.:
3.750%, 12/01/2042 (Callable 06/01/2028)	7,295,000	8,052,539
4.000%, 12/01/2048 (Callable 06/01/2027)	1,980,000	2,166,469

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Alaska Industrial Development
& Export Authority:
5.000%, 10/01/2022	$550,000	$568,532
5.000%, 10/01/2023	600,000	645,737
Alaska Municipal Bond Bank Authority,
5.000%, 12/01/2030 (Callable 06/01/2026)	1,450,000	1,695,292
Borough of Matanuska-Susitna AK,
5.250%, 09/01/2027 (Callable 09/01/2025)	5,615,000	6,478,780
University of Alaska:
5.000%, 10/01/2024	800,000	892,833
4.000%, 10/01/2025	330,000	368,599
4.000%, 10/01/2026 (Callable 10/01/2023)	1,400,000	1,479,868
5.000%, 10/01/2026	865,000	1,027,113
Total Alaska
(Cost $22,753,007)		23,375,762	1.0%
Arizona
Arizona Health Facilities Authority:
5.000%, 12/01/2025 (Callable 12/01/2024)	1,500,000	1,694,559
1.910%, 02/01/2048 (SIFMA Municipal
Swap Index + 1.850%)
(Callable 08/05/2022)
(Mandatory Tender Date 02/01/2023)(2)	200,000	201,563
Arizona Industrial Development Authority:
2.500%, 05/01/2022 (Insured by AGM)(3)	310,854	311,410
4.000%, 05/01/2022	300,000	301,331
3.000%, 07/01/2022(3)	25,000	25,232
5.000%, 02/01/2023	1,000,000	1,049,520
4.000%, 08/01/2023(3)	520,000	538,010
5.000%, 05/01/2025	405,000	431,432
5.000%, 07/01/2027 (Callable 07/01/2026)	165,000	189,603
5.000%, 07/01/2028 (Callable 07/01/2026)	170,000	194,350
4.625%, 08/01/2028(3)	375,000	428,898
5.000%, 07/01/2029 (Callable 07/01/2026)	160,000	182,049
5.000%, 07/01/2030 (Callable 07/01/2026)	190,000	215,383
5.000%, 07/01/2031 (Callable 07/01/2026)	195,000	220,356
Arizona State University,
5.000%, 07/01/2032
(Pre-refunded to 07/01/2022)	885,000	905,782
Chandler Industrial Development Authority,
2.400%, 12/01/2035 (Mandatory Tender
Date 08/14/2023)(1)	265,000	273,122
City of Tucson AZ,
5.000%, 07/01/2026 (Insured by AGM)	500,000	587,852
Glendale Industrial Development Authority:
5.250%, 05/15/2022	550,000	559,956
4.000%, 05/15/2025 (Callable 05/15/2024)	320,000	345,781
4.000%, 05/15/2026 (Callable 05/15/2024)	205,000	220,664
Industrial Development Authority
of the County of Pima:
4.000%, 07/01/2022	105,000	106,653
4.000%, 07/01/2023	265,000	277,214
4.000%, 09/01/2029 (Callable 03/01/2023)	3,700,000	3,840,083
5.000%, 06/15/2052
(Callable 06/15/2022)(3)	220,000	224,625
Maricopa County AZ,
5.000%, 04/01/2025	385,000	410,398
Maricopa County Industrial
Development Authority:
4.000%, 07/01/2024
(Insured by SD CRED PROG)	135,000	145,544
5.000%, 01/01/2048 (Mandatory Tender
Date 10/18/2024)(1)	1,050,000	1,183,133
Salt Verde Financial Corp.,
5.250%, 12/01/2026	2,500,000	2,989,544
Santa Cruz County Jail District,
5.000%, 07/01/2029
(Callable 07/01/2027) (Insured by AGM)	150,000	179,474
Total Arizona
(Cost $18,001,825)		18,233,521	0.8%
Arkansas
Arkansas Development Finance Authority:
4.000%, 07/01/2023	110,000	114,053
4.000%, 07/01/2024	100,000	105,571
4.000%, 07/01/2025	140,000	150,071
4.000%, 07/01/2026	190,000	206,495
4.000%, 07/01/2027	225,000	247,059
4.000%, 07/01/2028	230,000	254,679
Arkansas Technical University:
3.000%, 05/01/2024	165,000	173,844
3.000%, 05/01/2025	220,000	236,114
4.000%, 06/01/2026 (Callable 06/01/2023)	200,000	208,968
Batesville Public Facilities Board:
5.000%, 06/01/2024	1,000,000	1,089,943
5.000%, 06/01/2025	1,385,000	1,555,612
5.000%, 06/01/2026	850,000	980,298
City of Bentonville AR,
1.050%, 11/01/2046 (Callable 11/01/2028)	3,750,000	3,748,576
City of Brookland AR,
1.500%, 09/01/2046 (Callable 09/01/2026)	1,000,000	992,075
City of Conway AR,
4.000%, 12/01/2023 (Callable 06/01/2022)	35,000	35,522
City of Elkins AR:
1.500%, 09/01/2046 (Callable 09/01/2026)
(Insured by AGM)	500,000	498,055
1.500%, 09/01/2046 (Callable 09/01/2026)
(Insured by AGM)	550,000	547,984
City of Fayetteville AR:
1.750%, 11/01/2032 (Callable 11/01/2026)	1,870,000	1,884,084
3.050%, 01/01/2047 (Callable 01/01/2027)	555,000	567,644
City of Forrest City AR,
1.550%, 11/01/2044 (Callable 11/01/2029)	1,000,000	996,687
City of Heber Springs AR:
3.000%, 11/01/2022 (Insured by BAM)	50,000	51,045
3.000%, 11/01/2023 (Insured by BAM)	40,000	41,759
3.000%, 11/01/2023 (Insured by BAM)	185,000	193,136
3.000%, 11/01/2024 (Insured by BAM)	115,000	122,503
3.000%, 11/01/2025 (Insured by BAM)	125,000	135,249
3.000%, 11/01/2026 (Insured by BAM)	105,000	114,984
City of Hot Springs AR:
3.000%, 10/01/2023 (Insured by BAM)	510,000	530,868
3.000%, 10/01/2024 (Insured by BAM)	1,110,000	1,176,778
4.000%, 12/01/2027 (Callable 12/01/2023)
(Insured by BAM)	255,000	271,756
City of Little Rock AR,
5.000%, 12/01/2022 (Insured by BAM)	150,000	156,468
City of Lonoke AR,
5.000%, 06/01/2023	160,000	170,155
City of Magnolia AR,
2.600%, 08/01/2036 (Callable 08/01/2024)
(Insured by BAM)	155,000	155,484
City of Marion AR,
2.900%, 09/01/2047 (Callable 09/01/2027)	115,000	115,646
City of Maumelle AR,
2.875%, 08/01/2038 (Callable 08/01/2025)	405,000	409,967
City of Mountain Home AR:
3.000%, 09/01/2025	500,000	538,821
3.000%, 09/01/2026	865,000	945,231
3.000%, 09/01/2027	940,000	1,036,512
3.000%, 09/01/2028	665,000	738,523

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Mountain View AR,
1.375%, 11/01/2050 (Callable 11/01/2027)
(Insured by BAM)	$685,000	$686,439
City of North Little Rock AR:
5.000%, 11/01/2024	305,000	341,485
5.000%, 11/01/2025	510,000	591,404
5.000%, 11/01/2026	535,000	641,209
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)
(Insured by BAM)	455,000	480,305
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	1,065,000	1,111,717
City of Sherwood AR,
3.050%, 12/01/2043 (Callable 12/01/2026)	70,000	71,949
City of Springdale AR:
5.000%, 11/01/2025
(Pre-refunded to 11/01/2022)	150,000	155,883
3.000%, 04/01/2043 (Callable 04/01/2024)
(Insured by BAM)	310,000	316,921
Conway Health Facilities Board:
5.000%, 08/01/2023	500,000	534,162
5.000%, 08/01/2024	410,000	454,314
County of Cross AR,
2.250%, 10/01/2030 (Callable 10/01/2024)	1,130,000	1,164,621
County of Pulaski AR,
5.000%, 03/01/2031 (Callable 09/01/2026)	760,000	901,482
Dumas Arkansas School District No. 6:
1.400%, 02/01/2022 (Insured by ST AID)	235,000	235,204
1.450%, 02/01/2023 (Callable 08/01/2022)
(Insured by ST AID)	245,000	246,544
1.500%, 02/01/2024 (Callable 08/01/2022)
(Insured by ST AID)	245,000	246,375
Jackson County Special School District,
1.500%, 02/01/2022 (Insured by ST AID)	175,000	175,165
Lonoke White Public Water Authority,
3.000%, 12/01/2022 (Insured by BAM)	100,000	101,992
National Park College District:
3.000%, 05/01/2022	115,000	115,885
3.000%, 05/01/2023	65,000	67,027
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2024 (Callable 09/01/2022)
(Insured by BAM)	375,000	383,467
Southern Arkansas University:
4.000%, 03/01/2023 (Insured by AGM)	465,000	483,374
4.000%, 03/01/2023 (Insured by AGM)	235,000	244,929
4.000%, 03/01/2024 (Insured by AGM)	245,000	263,338
4.000%, 03/01/2024 (Insured by AGM)	175,000	188,099
Van Buren School District No. 42:
2.000%, 04/01/2022 (Insured by ST AID)	250,000	251,111
2.000%, 04/01/2024 (Insured by ST AID)	130,000	133,942
Total Arkansas
(Cost $31,614,546)		32,086,562	1.4%
California
Allan Hancock Joint Community
College District,
0.000%, 08/01/2036
(Pre-refunded to 08/01/2022)	225,000	104,030
American Valley Community Services District,
1.500%, 11/01/2023
(Callable 11/01/2022)(3)	13,068,000	13,163,118
Anaheim City School District,
0.000%, 08/01/2028 (Insured by AGM)	580,000	532,813
Anaheim Public Financing Authority:
0.000%, 09/01/2023 (Insured by AGM)	3,655,000	3,622,258
5.000%, 09/01/2025	2,345,000	2,662,953
5.000%, 09/01/2026	990,000	1,151,664
Bay Area Toll Authority:
0.960%, 04/01/2045 (SIFMA Municipal
Swap Index + 0.900%)
(Callable 11/01/2022) (Mandatory Tender
Date 05/01/2023)(2)	355,000	356,949
1.160%, 04/01/2045 (SIFMA Municipal
Swap Index + 1.100%)
(Callable 10/01/2023) (Mandatory Tender
Date 04/01/2024)(2)	5,500,000	5,593,460
Beaumont Unified School District,
7.200%, 08/01/2041 (Pre-refunded to
08/01/2026) (Insured by AGM)(7)	160,000	207,332
California Health Facilities Financing Authority,
3.000%, 03/01/2041 (Callable 09/01/2023)
(Mandatory Tender Date 03/01/2024)(1)	3,960,000	4,108,992
California Infrastructure & Economic
Development Bank:
0.410%, 08/01/2047 (SIFMA Municipal
Swap Index + 0.350%)
(Callable 08/01/2023) (Mandatory Tender
Date 08/01/2024)(2)	840,000	842,366
0.760%, 12/01/2050 (SIFMA Municipal
Swap Index + 0.700%)
(Callable 06/01/2025) (Mandatory Tender
Date 06/01/2026)(2)	5,550,000	5,620,089
1.750%, 08/01/2055 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	1,050,000	1,087,981
California Municipal Finance Authority:
5.000%, 08/01/2022	400,000	406,751
5.000%, 08/01/2022	640,000	653,739
5.000%, 08/01/2023	670,000	708,300
5.000%, 08/01/2027	1,100,000	1,232,528
California Public Finance Authority:
4.000%, 10/15/2022	245,000	251,561
2.125%, 11/15/2027
(Callable 05/15/2023)(3)	3,145,000	3,171,414
California State Public Works Board:
5.000%, 08/01/2024(6)	2,885,000	3,108,279
5.000%, 11/01/2038 (Callable 11/01/2023)	2,500,000	2,697,725
California Statewide Communities
Development Authority,
3.000%, 07/01/2026 (Callable 01/31/2022)
(Insured by CA MTG)	625,000	626,111
Campbell Union School District,
5.800%, 08/01/2035
(Callable 08/01/2026)(7)	775,000	947,167
Centinela Valley Union High School District,
0.000%, 08/01/2037 (Callable 08/01/2022)
(Insured by AGM)	370,000	154,387
Central School District,
0.000%, 08/01/2051 (Callable 08/01/2022)	400,000	68,348
City & County of San Francisco CA,
1.300%, 07/01/2023 (Mandatory Tender
Date 01/01/2023)(1)	810,000	815,505
City of Redding CA,
0.220%, 07/01/2022 (ETM)
(Insured by NATL)(1)(5)	15,000	15,000
City of Vernon CA:
5.000%, 08/01/2025(6)	500,000	562,019
5.000%, 08/01/2026(6)	600,000	692,063
Corona-Norco Unified School District,
5.250%, 08/01/2024(7)	30,000	33,721
Department of Veterans Affairs Veteran’s
Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	2,025,000	2,212,613

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Emery Unified School District,
0.000%, 08/01/2041
(Pre-refunded to 08/01/2023)	$505,000	$192,624
Fresno Unified School District:
0.000%, 08/01/2032 (Callable 08/01/2023)
(Insured by BAM)	100,000	56,491
0.000%, 08/01/2033 (Callable 08/01/2023)
(Insured by BAM)	645,000	339,940
0.000%, 08/01/2034 (Callable 08/01/2023)
(Insured by BAM)	400,000	196,836
0.000%, 08/01/2035 (Callable 08/01/2023)
(Insured by BAM)	150,000	68,852
0.000%, 08/01/2036 (Callable 08/01/2023)
(Insured by BAM)	1,065,000	456,121
0.000%, 08/01/2039 (Callable 08/01/2023)
(Insured by BAM)	650,000	225,435
0.000%, 08/01/2040 (Callable 08/01/2023)
(Insured by BAM)	805,000	260,151
0.000%, 08/01/2041 (Callable 08/01/2023)
(Insured by BAM)	1,000,000	300,428
0.000%, 08/01/2044 (Callable 08/01/2023)	1,140,000	272,222
Healdsburg Unified School District,
0.000%, 08/01/2032 (Callable 08/01/2022)	90,000	54,185
Indio Finance Authority,
3.550%, 09/02/2029
(Callable 03/02/2024)(3)	6,056,000	6,287,119
Kern Community College District,
0.000%, 08/01/2023	2,000,000	1,987,979
La Mirada Redevelopment Agency
Successor Agency,
0.000%, 08/15/2027 (Insured by NATL)	500,000	465,011
Lemoore Union High School District,
0.000%, 01/01/2022 (Insured by AMBAC)	30,000	30,000
Mizuho Floater/Residual Trust:
0.350%, 03/01/2036 (Callable 01/31/2022)
(Optional Put Date 02/04/2022)(1)(3)	1,000,000	1,000,000
0.350%, 12/01/2036 (Callable 01/31/2022)
(Optional Put Date 02/04/2022)(1)(3)	8,940,000	8,940,000
0.350%, 05/01/2049 (Optional Put
Date 02/04/2022)(1)(3)	12,100,000	12,100,000
Modesto Irrigation District,
0.694%, 09/01/2027
(3 Month LIBOR USD + 0.580%)
(Callable 01/31/2022)
(Insured by NATL)(2)	4,250,000	4,269,017
Morongo Unified School District,
0.000%, 08/01/2039
(Pre-refunded to 08/15/2022)	170,000	60,890
Oakland California University School District,
5.000%, 08/01/2029
(Callable 08/01/2026)	395,000	469,183
Oro Grande Elementary School District,
4.000%, 09/15/2022	1,975,000	2,009,635
Piedmont Unified School District:
0.000%, 08/01/2029 (Callable 08/01/2023)	200,000	141,495
0.000%, 08/01/2036 (Callable 08/01/2023)	1,040,000	469,609
0.000%, 08/01/2037 (Callable 08/01/2023)	400,000	169,069
0.000%, 08/01/2038 (Callable 08/01/2023)	250,000	98,976
0.000%, 08/01/2039 (Callable 08/01/2023)	420,000	155,659
Redwood City Redevelopment
Agency Successor Agency,
0.000%, 07/15/2022 (Insured by AMBAC)	2,780,000	2,775,176
Ripon Unified School District:
0.000%, 08/01/2025 (Callable 08/01/2023)
(Insured by BAM)	60,000	54,307
0.000%, 08/01/2026 (Callable 08/01/2023)
(Insured by BAM)	35,000	30,078
0.000%, 08/01/2035 (Callable 08/01/2023)
(Insured by BAM)	585,000	302,496
Rosemead School District:
0.000%, 08/01/2032 (Callable 08/01/2023)
(Insured by AGM)	495,000	285,550
0.000%, 08/01/2033 (Callable 08/01/2023)
(Insured by AGM)	700,000	375,785
0.000%, 08/01/2035 (Callable 08/01/2023)
(Insured by AGM)	735,000	340,129
Roseville Natural Gas Financing Authority,
5.000%, 02/15/2023	330,000	346,902
Sacramento City Unified School District:
5.000%, 07/01/2022	100,000	102,290
5.000%, 07/01/2025 (Callable 07/01/2022)	170,000	173,637
5.000%, 07/01/2025 (Callable 07/01/2024)	725,000	799,926
0.000%, 07/01/2026 (Insured by AGM)	300,000	285,693
San Joaquin Hills Transportation Corridor Agency,
0.000%, 01/15/2025 (Insured by NATL)	270,000	264,317
San Mateo Union High School District,
5.000%, 12/15/2043 (Pre-refunded to
12/15/2024) (Insured by AMBAC)(7)	480,000	543,736
San Ysidro School District,
0.000%, 08/01/2024 (Insured by NATL)	1,625,000	1,588,117
State of California,
3.000%, 03/01/2029 (Callable 03/01/2025)	1,500,000	1,603,388
Sutter Union High School District,
0.000%, 06/01/2050
(Pre-refunded to 08/01/2025)	300,000	48,206
Tender Option Bond Trust:
0.230%, 07/01/2022
(Optional Put Date 01/07/2022)(1)(3)	5,860,000	5,860,000
0.230%, 12/15/2038(1)(3)	4,815,000	4,815,000
0.240%, 10/01/2049 (Callable 10/01/2028)
(Optional Put Date 01/07/2022)(1)(3)	8,500,000	8,500,000
0.150%, 05/15/2054 (Callable 05/15/2031)
(Optional Put Date 01/07/2022)
(Insured by BAM)(1)(3)	6,000,000	6,000,000
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 08/15/2023)	8,000,000	8,096,702
Twin Rivers Unified School District:
0.000%, 08/01/2035 (Pre-refunded to
02/01/2024) (Insured by BAM)	275,000	133,195
0.000%, 08/01/2036 (Pre-refunded to
02/01/2024) (Insured by BAM)	85,000	38,460
University of California,
5.000%, 05/15/2025	1,000,000	1,140,044
Vallejo City Unified School District,
5.900%, 08/01/2025 (Insured by NATL)	500,000	542,751
Victor Valley Union High School District,
0.000%, 08/01/2044
(Pre-refunded to 08/01/2023)	1,000,000	302,584
Western Placer Unified School District:
2.000%, 06/01/2025 (Callable 06/01/2023)	1,625,000	1,657,465
2.000%, 06/01/2025 (Callable 06/01/2023)	3,300,000	3,360,705
Westminster School District:
0.000%, 08/01/2025 (Insured by AGC)	1,000,000	973,894
0.000%, 08/01/2036 (Callable 08/01/2023)
(Insured by BAM)	315,000	137,006
0.000%, 08/01/2038 (Callable 08/01/2023)
(Insured by BAM)	620,000	234,811
0.000%, 08/01/2048 (Callable 08/01/2023)
(Insured by BAM)	2,660,000	472,230

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Westminster School District: (cont.)
0.000%, 08/01/2053 (Callable 08/01/2023)
(Insured by BAM)	$480,000	$57,841
Total California
(Cost $150,182,446)		150,730,584	6.6%
Colorado
Arapahoe County School District No. 5,
5.000%, 12/15/2030 (Callable 12/15/2025)
(Insured by ST AID)	590,000	687,813
Bromley Park Metropolitan District No. 2:
5.000%, 12/01/2024 (Insured by BAM)	300,000	335,947
5.000%, 12/01/2025 (Insured by BAM)	315,000	363,477
City & County of Denver CO,
5.000%, 11/15/2031 (Mandatory Tender
Date 11/15/2022)(1)	3,275,000	3,406,472
Colorado Educational & Cultural
Facilities Authority:
4.000%, 03/01/2022	45,000	45,258
5.000%, 12/01/2022	200,000	208,287
4.000%, 04/01/2023	65,000	66,726
5.000%, 10/01/2023	1,360,000	1,464,411
5.250%, 03/01/2025 (Insured by NATL)	1,950,000	2,171,266
4.000%, 12/15/2025	575,000	612,819
5.000%, 06/15/2027 (Callable 06/15/2026)	635,000	744,453
Colorado Health Facilities Authority:
0.000%, 07/15/2022 (ETM)	3,000,000	2,996,842
5.000%, 10/01/2023	300,000	323,578
5.000%, 12/01/2023
(Pre-refunded to 12/01/2022)	1,000,000	1,043,775
5.000%, 05/15/2025
(Pre-refunded to 05/15/2023)	320,000	339,672
5.000%, 10/01/2025	350,000	403,529
5.000%, 12/01/2025
(Pre-refunded to 12/01/2022)	1,600,000	1,670,040
5.000%, 10/01/2026	425,000	504,216
4.000%, 12/01/2026
(Pre-refunded to 06/01/2022)	1,535,000	1,559,161
5.000%, 12/01/2027
(Pre-refunded to 12/01/2022)	300,000	313,133
3.500%, 05/15/2030 (Callable 05/15/2023)	3,250,000	3,261,095
5.000%, 12/01/2030 (Callable 06/01/2025)	1,030,000	1,160,542
5.000%, 11/15/2036
(Mandatory Tender Date 11/15/2023)(1)	195,000	212,843
2.800%, 05/15/2042 (Callable 11/15/2022)
(Mandatory Tender Date 05/15/2023)(1)	2,165,000	2,208,399
5.625%, 06/01/2043
(Pre-refunded to 06/01/2023)	1,080,000	1,160,238
5.000%, 11/15/2048
(Mandatory Tender Date 11/20/2025)(1)	195,000	228,460
5.000%, 08/01/2049 (Callable 02/01/2025)
(Mandatory Tender Date 08/01/2025)(1)	5,525,000	6,250,875
Colorado Housing & Finance Authority:
1.450%, 04/01/2022	60,000	60,156
4.000%, 05/01/2048 (Callable 11/01/2026)
(Insured by GNMA)	295,000	317,421
4.250%, 11/01/2049 (Callable 11/01/2028)
(Insured by GNMA)	810,000	895,932
3.250%, 11/01/2051 (Callable 11/01/2030)
(Insured by GNMA)	8,000,000	8,775,363
1.650%, 10/01/2057 (Mandatory Tender
Date 04/01/2023) (Insured by FHA)(1)	2,415,000	2,448,056
County of Moffat CO,
2.000%, 03/01/2036
(Mandatory Tender Date 10/03/2022)(1)	555,000	561,601
Crystal Valley Metropolitan District No. 2,
5.000%, 12/01/2027 (Insured by AGM)	275,000	337,700
Denver City & County Housing Authority:
0.650%, 02/01/2025 (Insured by HUD)	245,000	243,606
0.700%, 08/01/2025 (Insured by HUD)	245,000	242,926
0.750%, 02/01/2026 (Insured by HUD)	245,000	242,317
Denver Health & Hospital Authority,
4.000%, 12/01/2027 (Callable 12/01/2023)	255,000	269,401
E-470 Public Highway Authority:
0.000%, 09/01/2022 (Insured by NATL)	30,000	29,945
0.384%, 09/01/2039 (SOFR + 0.350%)
(Callable 06/01/2024) (Mandatory
Tender Date 09/01/2024)(2)	4,525,000	4,536,188
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/01/2024)	3,600,000	3,636,480
Garfield Pitkin & Eagle Counties School
District No. Re-1,
5.000%, 12/15/2028 (Pre-refunded to
12/15/2025) (Insured by ST AID)	665,000	781,904
High Plains Metropolitan District:
4.000%, 12/01/2022 (Insured by NATL)	420,000	433,130
4.000%, 12/01/2024 (Insured by NATL)	225,000	245,848
Lincoln Park Metropolitan District,
4.000%, 12/01/2023 (Insured by AGM)	150,000	159,828
Pueblo Urban Renewal Authority,
0.000%, 12/01/2025(3)	650,000	571,509
Regional Transportation District:
5.000%, 06/01/2033 (Callable 06/01/2023)	225,000	237,936
4.125%, 06/01/2034 (Callable 06/01/2023)	1,155,000	1,205,121
Sand Creek Metropolitan District:
4.000%, 12/01/2022 (Insured by AGM)	285,000	294,121
4.000%, 12/01/2023 (Insured by AGM)	1,000,000	1,064,530
Southlands Metropolitan District No. 1:
3.000%, 12/01/2022	49,000	49,745
3.000%, 12/01/2022	50,000	50,761
Tallyns Reach Metropolitan District No. 3,
5.000%, 12/01/2023 (Insured by BAM)	30,000	32,474
Vauxmont Metropolitan District:
5.000%, 12/15/2025 (Callable 12/15/2024)
(Insured by AGM)	125,000	143,969
5.000%, 12/15/2026 (Callable 12/15/2024)
(Insured by AGM)	135,000	155,444
5.000%, 12/15/2027 (Callable 12/15/2024)
(Insured by AGM)	160,000	183,825
Vista Ridge Metropolitan District,
4.500%, 12/01/2024 (Insured by BAM)	200,000	222,013
Total Colorado
(Cost $61,350,597)		62,172,577	2.7%
Connecticut
City of Bridgeport CT:
5.000%, 02/01/2022 (Insured by BAM)	250,000	250,891
5.000%, 02/15/2023	550,000	578,487
5.000%, 02/01/2024 (Insured by BAM)	475,000	519,780
5.000%, 02/15/2024	425,000	465,022
5.000%, 02/15/2025	725,000	822,475
5.000%, 02/15/2026	1,000,000	1,170,518
5.000%, 02/15/2027	880,000	1,057,366
City of Hartford CT,
5.000%, 04/01/2022 (Insured by AGM)	1,000,000	1,011,687
City of New Haven CT,
5.000%, 08/15/2022 (ETM)
(Insured by AGM)	520,000	535,302
City of West Haven CT:
4.000%, 09/15/2025	250,000	279,040
4.000%, 09/15/2026	250,000	284,528
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut Housing Finance Authority:
4.000%, 11/15/2044
(Callable 11/15/2023)	$60,000	$62,092
4.000%, 11/15/2045 (Callable 11/15/2027)	150,000	163,526
4.000%, 05/15/2049 (Callable 11/15/2028)	1,340,000	1,493,162
1.625%, 11/15/2059 (Callable 01/31/2022)
(Mandatory Tender Date 11/15/2022)
(Insured by HUD)(1)	1,215,000	1,216,149
Connecticut Municipal Electric
Energy Cooperative,
5.000%, 01/01/2030 (Callable 01/01/2022)	530,000	530,000
Connecticut State Health &
Educational Facilities Authority:
5.000%, 07/01/2022	1,300,000	1,329,770
5.000%, 07/01/2023	855,000	912,997
5.000%, 07/01/2023	170,000	179,189
5.000%, 07/01/2024	965,000	1,069,179
5.000%, 07/01/2025	460,000	518,767
2.750%, 01/01/2026
(Callable 07/01/2022)(3)	450,000	452,678
5.000%, 11/01/2026
(Pre-refunded to 11/01/2022)	445,000	462,643
5.000%, 07/01/2027	210,000	249,335
5.000%, 07/01/2028 (Callable 07/01/2024)	685,000	756,076
5.000%, 07/01/2028	300,000	363,377
Connecticut State Higher Education
Supplement Loan Authority:
5.000%, 11/15/2022	500,000	519,983
5.000%, 11/15/2023	400,000	432,734
5.000%, 11/15/2023	850,000	919,560
5.000%, 11/15/2024	450,000	503,835
5.000%, 11/15/2024	225,000	251,917
Southeastern Connecticut Water Authority,
4.000%, 09/01/2022 (Callable 01/31/2022)
(Insured by ST AID)	85,000	85,246
State of Connecticut:
1.010%, 03/01/2024 (SIFMA Municipal
Swap Index + 0.950%)(2)	220,000	222,462
5.000%, 10/01/2026	1,040,000	1,248,827
5.000%, 10/01/2027 (Callable 10/01/2023)	1,005,000	1,085,086
5.000%, 08/01/2028 (Callable 08/01/2025)	1,515,000	1,748,972
Town of Hamden CT:
5.000%, 08/01/2022 (Insured by BAM)	285,000	292,721
5.000%, 08/01/2023 (Insured by BAM)	150,000	160,815
Town of Plainfield CT,
3.375%, 07/15/2026 (Callable 07/15/2024)	275,000	293,453
Town of Plymouth CT,
3.000%, 10/15/2027 (Callable 10/15/2024)
(Insured by BAM)	300,000	316,767
University of Connecticut,
5.000%, 11/15/2026 (Callable 11/15/2022)	760,000	789,360
Total Connecticut
(Cost $25,206,814)		25,605,774	1.1%
Delaware
City of Wilmington DE,
5.000%, 11/01/2029 (Callable 11/01/2025)	780,000	909,321
Delaware Municipal Electric Corp.:
5.000%, 10/01/2024 (Insured by BAM)	230,000	258,565
5.000%, 10/01/2025 (Insured by BAM)	140,000	162,988
Delaware State Economic
Development Authority:
5.000%, 10/01/2028 (Callable 10/01/2024)
(Insured by AGM)	1,000,000	1,110,144
5.000%, 10/01/2029 (Callable 10/01/2022)	1,000,000	1,029,613
Delaware State Housing Authority,
2.600%, 07/01/2043 (Callable 06/01/2023)
(Insured by GNMA)	109,796	112,450
Delaware Transportation Authority,
2.500%, 07/01/2029
(Callable 07/01/2026)	1,000,000	1,062,864
Total Delaware
(Cost $4,608,248)		4,645,945	0.2%
District of Columbia
District of Columbia:
5.000%, 07/01/2025	500,000	569,155
5.000%, 12/01/2026 (Callable 12/01/2022)	310,000	323,279
4.000%, 12/01/2028 (Callable 12/01/2022)	415,000	427,688
3.000%, 06/01/2030	1,205,000	1,272,377
District of Columbia Housing
Finance Agency:
1.250%, 03/01/2023 (Mandatory Tender
Date 03/01/2022) (Insured by FNMA)(1)	1,700,000	1,702,508
3.500%, 06/15/2023	145,000	148,526
2.550%, 09/01/2023 (Mandatory Tender
Date 03/01/2022) (Insured by FHA)(1)	1,200,000	1,204,236
0.350%, 04/01/2025 (Mandatory Tender
Date 04/01/2024) (Insured by FNMA)(1)	2,800,000	2,800,000
1.750%, 09/01/2025 (Mandatory Tender
Date 09/01/2023) (Insured by FHA)(1)	2,260,000	2,301,936
1.450%, 02/01/2039 (Mandatory Tender
Date 08/01/2022)(1)	180,000	181,208
Metropolitan Washington Airports Authority,
5.000%, 10/01/2028 (Callable 10/01/2026)	500,000	597,465
Total District of Columbia
(Cost $11,425,178)		11,528,378	0.5%
Florida
Capital Trust Agency, Inc.:
4.000%, 12/15/2024	215,000	227,282
4.000%, 11/01/2025
(Pre-refunded to 11/01/2022)	220,000	225,826
4.250%, 12/01/2042
(Pre-refunded to 12/01/2022)	65,000	70,504
City of Auburndale FL,
5.250%, 12/01/2023 (Insured by AGC)	1,010,000	1,102,336
City of Jacksonville FL:
5.000%, 11/01/2022	100,000	103,862
5.000%, 10/01/2029 (Callable 10/01/2026)	1,175,000	1,404,862
0.060%, 08/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	11,500,000	11,500,000
0.060%, 08/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	5,000,000	5,000,000
City of Lakeland FL,
5.000%, 11/15/2028 (Callable 11/15/2026)	100,000	119,194
City of Melbourne FL,
0.000%, 10/01/2023 (Insured by NATL)	100,000	99,076
City of Orlando FL,
5.000%, 11/01/2025 (Insured by AGM)	1,000,000	1,169,109
City of Port St. Lucie FL,
5.250%, 09/01/2022 (Insured by NATL)	100,000	103,255
City of Tallahassee FL:
5.000%, 12/01/2022	475,000	495,080
5.000%, 12/01/2024	200,000	225,383
5.000%, 12/01/2025	500,000	582,809
County of Brevard FL,
5.000%, 07/01/2031 (Callable 07/01/2027)	550,000	666,571
County of Broward FL:
5.000%, 09/01/2025 (Callable 09/01/2023)	1,540,000	1,657,492
5.000%, 09/01/2026 (Callable 09/01/2023)	1,045,000	1,123,477
5.000%, 09/01/2027 (Callable 09/01/2023)	1,525,000	1,640,241
4.000%, 10/01/2042 (Callable 10/01/2022)	300,000	307,809

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Escambia FL,
0.050%, 07/01/2022
(Optional Put Date 01/03/2022)(1)	$1,000,000	$1,000,000
County of Miami-Dade FL:
0.000%, 10/01/2023 (ETM)
(Insured by NATL)	200,000	198,400
5.000%, 10/01/2027 (Callable 10/01/2025)	500,000	580,687
0.000%, 10/01/2028 (ETM)
(Insured by NATL)	40,000	37,030
Florida Department of
Environmental Protection,
5.000%, 07/01/2025	525,000	606,429
Florida Development Finance Corp.:
5.000%, 04/01/2022	155,000	156,735
5.000%, 04/01/2023	275,000	290,501
4.000%, 06/15/2024(3)	860,000	922,799
2.625%, 12/15/2024(3)	285,000	290,214
5.000%, 04/01/2025	200,000	227,406
5.250%, 02/01/2026 (Callable 08/01/2023)	100,000	104,829
1.750%, 06/01/2026
(Callable 03/01/2023)(3)	1,025,000	1,023,264
5.000%, 06/15/2026(3)	370,000	430,251
2.375%, 06/01/2027
(Callable 06/01/2023)(3)	830,000	832,340
5.000%, 06/15/2027(3)	390,000	464,399
3.000%, 07/01/2031(3)	525,000	543,818
6.000%, 02/01/2033 (Callable 08/01/2023)	170,000	179,667
Florida Gulf Coast University Financing Corp.:
5.000%, 02/01/2023	240,000	251,879
5.000%, 02/01/2024	250,000	272,315
5.000%, 02/01/2027	270,000	323,657
Florida Higher Educational
Facilities Financial Authority:
5.000%, 04/01/2028 (Callable 04/01/2026)	485,000	566,671
5.000%, 11/01/2032 (Callable 11/01/2026)	965,000	1,131,672
Florida Housing Finance Corp.:
1.450%, 03/01/2023 (Mandatory Tender
Date 03/01/2022)(1)	125,000	125,216
4.350%, 01/01/2046 (Callable 01/01/2024)
(Insured by FHLMC)	50,000	50,694
4.000%, 07/01/2047 (Callable 07/01/2025)
(Insured by GNMA)	70,000	73,853
4.000%, 07/01/2049 (Callable 07/01/2027)
(Insured by GNMA)	1,155,000	1,245,316
Florida Municipal Loan Council:
0.000%, 04/01/2022 (Insured by NATL)	295,000	294,253
4.000%, 12/01/2022 (Insured by AGM)	155,000	160,105
0.000%, 04/01/2023 (Insured by NATL)	265,000	261,053
5.000%, 12/01/2023 (Insured by AGM)	160,000	173,548
5.000%, 12/01/2024 (Insured by AGM)	85,000	95,709
Herons Glen Recreation District,
2.500%, 05/01/2027 (Insured by BAM)	250,000	264,868
Highlands County Health Facilities Authority,
0.060%, 11/15/2035 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	8,800,000	8,800,000
Hillsborough County Industrial
Development Authority,
3.500%, 10/01/2028 (Callable 10/01/2023)	405,000	420,989
Hollywood Beach Community
Development District I,
5.000%, 10/01/2027	545,000	663,865
Hollywood Community
Redevelopment Agency:
5.000%, 03/01/2023	665,000	698,943
5.000%, 03/01/2024	820,000	895,609
Jacksonville Electric Authority:
5.000%, 10/01/2023	150,000	162,337
5.000%, 10/01/2023	210,000	227,271
Lee County School Board,
5.000%, 08/01/2023	190,000	204,105
Miami Beach Health Facilities Authority,
4.000%, 11/15/2025
(Pre-refunded to 11/15/2022)	735,000	759,173
Miami-Dade County Educational
Facilities Authority:
5.000%, 04/01/2022	150,000	151,675
5.000%, 04/01/2023	150,000	158,436
Miami-Dade County Industrial
Development Authority:
5.000%, 01/15/2022	385,000	385,436
0.050%, 05/01/2046(1)	9,000,000	9,000,000
Orange County Convention Center:
5.000%, 10/01/2028 (Callable 10/01/2025)	75,000	86,703
5.000%, 10/01/2029 (Callable 10/01/2025)	2,005,000	2,313,916
Orange County Health Facilities Authority:
4.000%, 08/01/2024	25,000	27,126
5.000%, 08/01/2028 (Callable 08/01/2024)	2,000,000	2,202,597
Orange County Housing Finance Authority:
4.000%, 09/01/2040 (Callable 09/01/2024)
(Insured by GNMA)	200,000	206,786
4.250%, 09/01/2049 (Callable 09/01/2027)
(Insured by GNMA)	200,000	220,077
Osceola County Expressway Authority,
0.000%, 10/01/2024 (ETM)	265,000	259,349
Palm Beach County Health
Facilities Authority:
5.000%, 11/15/2022	220,000	228,776
5.000%, 12/01/2031
(Pre-refunded to 12/01/2024)	1,250,000	1,416,137
Pinellas County Housing Authority,
1.000%, 11/01/2027 (Insured by FNMA)	3,085,000	3,092,248
Reedy Creek Improvement District,
5.000%, 10/01/2024 (Callable 10/01/2023)	145,000	156,475
Sarasota County Public Hospital District,
5.250%, 07/01/2024 (Insured by NATL)	130,000	141,867
School Board of Miami-Dade County,
5.000%, 05/01/2031 (Mandatory Tender
Date 05/01/2024)(1)	805,000	887,195
Seminole County Industrial
Development Authority:
4.000%, 06/15/2024(3)	130,000	138,459
4.000%, 06/15/2025(3)	100,000	108,509
4.000%, 06/15/2026(3)	155,000	170,836
4.000%, 06/15/2027(3)	240,000	268,203
St. Johns River Power Park,
5.000%, 10/01/2024 (Callable 01/31/2022)	105,000	105,792
St. Lucie County School Board,
5.000%, 07/01/2027 (Callable 07/01/2023)	1,150,000	1,224,978
UCF Convocation Corp.:
5.000%, 10/01/2028 (Callable 10/01/2025)	630,000	730,649
5.000%, 10/01/2030 (Callable 10/01/2025)	935,000	1,084,377
University of North Florida Financing Corp.,
5.000%, 11/01/2023 (Insured by AGM)	485,000	520,689
University of West Florida,
5.000%, 06/01/2026	1,000,000	1,177,675
Volusia County Educational
Facility Authority:
5.000%, 10/15/2029 (Callable 04/15/2025)	1,035,000	1,173,828
5.000%, 10/15/2033 (Callable 04/15/2025)	550,000	623,743

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Volusia County School Board,
5.000%, 08/01/2031
(Callable 08/01/2024)	$1,715,000	$1,904,554
Total Florida
(Cost $83,400,592)		84,003,129	3.7%
Georgia
Athens Housing Authority:
5.000%, 06/15/2022	280,000	285,591
5.000%, 06/15/2027	1,570,000	1,911,883
5.000%, 06/15/2028 (Callable 06/15/2027)	1,755,000	2,135,407
Atlanta Development Authority,
5.000%, 07/01/2024	140,000	155,261
Atlanta Urban Residential Finance Authority,
1.350%, 01/01/2025 (Callable 07/01/2022)
(Mandatory Tender Date 01/01/2023)
(Insured by HUD)(1)(3)	2,000,000	2,005,568
Barnesville-Lamar County Industrial
Development Authority,
5.000%, 06/01/2028	350,000	436,254
Bartow County Development Authority,
2.750%, 12/01/2032 (Mandatory Tender
Date 03/15/2023)(1)	2,100,000	2,157,677
Burke County Development Authority:
2.250%, 10/01/2032 (Mandatory Tender
Date 05/25/2023)(1)	170,000	174,257
1.500%, 01/01/2040 (Mandatory Tender
Date 02/03/2025)(1)	6,695,000	6,850,337
1.700%, 12/01/2049 (Mandatory Tender
Date 08/22/2024)(1)	1,680,000	1,730,188
Butts County School District,
5.000%, 09/01/2025 (Insured by ST AID)	2,725,000	3,164,623
City of Atlanta GA:
5.000%, 01/01/2023 (Callable 01/31/2022)	450,000	451,604
5.000%, 01/01/2024 (Callable 01/31/2022)	515,000	516,894
4.000%, 07/01/2026 (Callable 07/01/2023)	100,000	104,902
City of Thomson GA:
3.000%, 07/01/2022	535,000	541,096
3.000%, 07/01/2023 (Callable 07/01/2022)	550,000	556,381
Clayton County Development Authority:
5.000%, 07/01/2024	200,000	222,329
5.000%, 07/01/2025	210,000	241,782
5.000%, 07/01/2027	215,000	262,381
Cobb-Marietta Coliseum &
Exhibit Hall Authority,
5.500%, 10/01/2026 (Insured by NATL)	755,000	850,028
Development Authority for Fulton County:
5.000%, 10/01/2025	975,000	1,121,390
5.000%, 10/01/2026	1,415,000	1,675,135
5.000%, 10/01/2027	1,015,000	1,231,957
Development Authority of Appling County,
1.500%, 01/01/2038 (Mandatory Tender
Date 02/03/2025)(1)	900,000	920,826
Development Authority of Bulloch County:
5.000%, 07/01/2023	260,000	278,081
5.000%, 07/01/2024	200,000	222,329
5.000%, 07/01/2025	315,000	362,674
5.000%, 07/01/2026	330,000	391,980
Development Authority of Cobb County:
5.000%, 07/15/2024 (ETM)	445,000	496,613
5.000%, 07/15/2024	1,455,000	1,615,932
Development Authority of Monroe County,
0.060%, 11/01/2048
(Optional Put Date 01/03/2022)(1)	6,450,000	6,450,000
Fayette County Hospital Authority,
5.000%, 07/01/2054 (Callable 01/01/2024)
(Mandatory Tender Date 07/01/2024)(1)	1,755,000	1,915,202
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	610,000	745,520
George L Smith II Congress Center Authority,
3.625%, 01/01/2031(3)	3,620,000	3,937,074
Georgia Higher Education Facilities Authority,
5.000%, 06/15/2027	1,815,000	2,210,234
Housing Authority of Clayton County,
1.400%, 04/01/2025 (Callable 01/01/2023)
(Mandatory Tender Date 04/01/2023)(1)(3)	1,900,000	1,911,384
Macon-Bibb County Housing Authority:
1.625%, 10/01/2024 (Callable 04/01/2022)
(Mandatory Tender Date 10/01/2022)
(Insured by HUD)(1)	2,500,000	2,505,358
1.400%, 11/01/2024 (Callable 07/01/2022)
(Mandatory Tender Date 11/01/2022)
(Insured by HUD)(1)	1,250,000	1,253,741
Main Street Natural Gas, Inc.:
5.000%, 03/15/2022	195,000	196,825
5.000%, 05/15/2026	610,000	713,161
5.000%, 09/01/2026 (Callable 06/01/2026)	500,000	591,097
0.818%, 04/01/2048
(1 Month LIBOR USD + 0.750%)
(Callable 06/01/2023) (Mandatory Tender
Date 09/01/2023)(2)	5,465,000	5,492,244
0.898%, 08/01/2048
(1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023) (Mandatory Tender
Date 12/01/2023)(2)	6,700,000	6,752,301
4.000%, 08/01/2049 (Callable 09/01/2024)
(Mandatory Tender Date 12/02/2024)(1)	385,000	420,177
Monroe County Public Facilities Authority:
5.000%, 06/01/2024	180,000	199,230
5.000%, 06/01/2025	200,000	229,107
Municipal Electric Authority of Georgia,
5.000%, 01/01/2028 (Callable 07/01/2026)	1,500,000	1,768,318
Pelham School District:
5.000%, 09/01/2022 (Insured by ST AID)	125,000	128,778
5.000%, 09/01/2023 (Insured by ST AID)	290,000	311,306
5.000%, 09/01/2024 (Insured by ST AID)	210,000	233,972
Private Colleges & Universities Authority:
5.000%, 06/01/2024	325,000	356,513
0.480%, 10/01/2039 (SIFMA Municipal
Swap Index + 0.420%) (Callable
02/16/2022) (Mandatory Tender
Date 08/16/2022)(2)	2,200,000	2,200,153
Satilla Regional Water & Sewer Authority,
4.000%, 06/01/2034 (Callable 06/01/2026)
(Insured by BAM)	1,280,000	1,447,360
Tender Option Bond Trust,
0.160%, 08/01/2024 (Optional Put Date
01/07/2022) (Insured by ST AID)(1)(3)	3,200,000	3,200,000
Total Georgia
(Cost $77,296,527)		78,240,415	3.4%
Illinois
Adams & Hancock Counties Community
Unit School District No. 4,
4.000%, 12/01/2026 (Callable 12/01/2025)
(Insured by BAM)	275,000	307,816
Channahon Park District:
4.000%, 12/15/2025 (Insured by BAM)	365,000	409,063
4.000%, 12/15/2026 (Insured by BAM)	380,000	435,067
4.000%, 12/15/2027 (Insured by BAM)	395,000	460,285
Chicago Board of Education:
0.000%, 12/01/2022 (Insured by BHAC)	125,000	124,508
5.000%, 12/01/2022 (Insured by AGM)	145,000	151,035

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Chicago Board of Education: (cont.)
5.000%, 12/01/2023 (Insured by AGM)	$500,000	$542,038
5.250%, 12/01/2023 (Insured by AGC)	675,000	717,746
Chicago Park District:
5.000%, 01/01/2024 (ETM)	1,150,000	1,254,085
5.000%, 01/01/2024	155,000	168,630
City of Chicago IL:
5.125%, 01/01/2022 (Insured by AGM)	400,000	400,000
5.000%, 01/01/2024 (Callable 01/31/2022)	705,000	707,571
5.000%, 11/01/2026	2,900,000	3,462,043
0.000%, 01/01/2027 (Insured by NATL)	3,755,000	3,545,072
5.000%, 01/01/2027 (Callable 01/01/2025)	1,085,000	1,225,338
5.250%, 01/01/2038
(Pre-refunded to 01/01/2022)	400,000	400,000
City of Country Club Hills IL:
3.000%, 01/01/2025 (Insured by BAM)	190,000	201,758
3.000%, 01/01/2026 (Insured by BAM)	285,000	306,601
3.000%, 01/01/2027 (Insured by BAM)	175,000	190,521
3.000%, 01/01/2028 (Insured by BAM)	185,000	202,792
City of Decatur IL,
4.000%, 03/01/2022	65,000	65,324
City of Evanston IL,
3.000%, 12/01/2028	6,235,000	6,999,357
City of Galesburg IL:
5.000%, 10/01/2025	125,000	142,824
5.000%, 10/01/2026	145,000	169,749
5.000%, 10/01/2027	175,000	209,074
5.000%, 10/01/2028	175,000	212,605
City of Lake Forest IL,
2.000%, 12/15/2029	5,010,000	5,331,068
City of Oregon IL,
4.000%, 12/01/2024
(Pre-refunded to 12/01/2022)	105,000	108,569
City of Princeton IL:
4.000%, 11/01/2022 (Insured by AGM)	100,000	102,819
4.000%, 01/01/2023 (Insured by AGM)	50,000	51,622
4.000%, 01/01/2025 (Insured by AGM)	120,000	131,783
City of Rock Island IL,
3.000%, 12/01/2022	435,000	445,185
City of Rockford IL,
5.000%, 12/15/2023 (Insured by BAM)	110,000	119,089
City of Springfield IL:
5.000%, 12/01/2023	155,000	167,661
5.000%, 03/01/2024	180,000	196,597
City of Waukegan IL,
3.000%, 12/30/2022	365,000	373,949
Cook & Will Counties Community
College District No. 515,
5.000%, 12/01/2028 (Insured by BAM)	1,235,000	1,558,404
Cook County Community Consolidated
School District No. 34,
5.000%, 12/01/2026	1,675,000	2,024,016
Cook County Community
Unit School District No. 401:
4.000%, 12/01/2025	2,940,000	3,306,486
4.000%, 12/01/2026	3,030,000	3,478,953
Cook County High School District No. 209,
4.000%, 12/01/2030
(Callable 12/01/2024) (Insured by AGM)	575,000	624,945
Cook County School District No. 130,
5.000%, 12/01/2025 (Insured by AGM)	1,320,000	1,528,645
Cook County School District No. 154,
3.500%, 12/01/2024 (Insured by BAM)	114,000	121,157
Cook County School District No. 159:
0.000%, 12/01/2022 (ETM)
(Insured by AGM)	1,225,000	1,220,511
0.000%, 12/01/2022 (Insured by AGM)	20,000	19,865
Cook County School District No. 163,
6.000%, 12/15/2024 (Insured by BAM)	795,000	918,318
Cook County Township High
School District No. 201,
0.000%, 12/01/2025 (Insured by AGM)	165,000	156,810
Cook County Township High
School District No. 220,
5.000%, 12/01/2027 (Insured by BAM)	1,000,000	1,222,859
County of Cook IL:
5.000%, 11/15/2027	2,000,000	2,463,604
5.000%, 11/15/2028 (Callable 11/15/2026)	3,000,000	3,576,990
5.000%, 11/15/2032 (Callable 11/15/2027)	1,000,000	1,226,194
County of Washington IL,
4.000%, 12/15/2024 (Insured by AGM)	250,000	274,214
DeKalb & Kane Counties Community
Unit School District No. 427,
4.000%, 02/01/2029
(Callable 02/01/2022) (Insured by BAM)	525,000	526,506
DeKalb County Community Unit
School District No. 424:
0.000%, 01/01/2022 (ETM)
(Insured by AMBAC)	125,000	125,000
0.000%, 01/01/2022 (Insured by AMBAC)	125,000	125,000
DuPage County Community Unit
School District No. 202,
5.000%, 12/30/2026	500,000	603,440
Exceptional Children Have Opportunities:
5.000%, 12/01/2024	380,000	425,767
5.000%, 12/01/2025	505,000	583,136
5.000%, 12/01/2025	245,000	282,908
5.000%, 12/01/2026	530,000	631,106
5.000%, 12/01/2026	255,000	303,646
Fulton, Mason, Knox, Schuyler, Etc. Counties
Community College District No. 534,
4.000%, 12/01/2027 (Pre-refunded to
12/01/2022) (Insured by BAM)	90,000	93,101
Hampshire Special Service Area No. 13:
3.000%, 03/01/2022 (Insured by BAM)	100,000	100,315
3.000%, 03/01/2023 (Insured by BAM)	210,000	214,990
3.000%, 03/01/2026 (Insured by BAM)	90,000	95,856
Hoffman Estates Park District,
5.000%, 12/01/2025	2,585,000	2,859,857
Illinois Development Finance Authority,
0.000%, 07/15/2025 (ETM)	1,110,000	1,081,413
Illinois Finance Authority:
5.000%, 02/15/2022	235,000	236,288
5.000%, 05/15/2022	190,000	192,849
5.000%, 09/01/2022	200,000	205,974
5.000%, 05/15/2023	120,000	127,573
5.000%, 08/01/2023	1,455,000	1,552,984
5.000%, 09/01/2023	400,000	429,203
5.000%, 05/15/2024	350,000	387,000
5.000%, 11/01/2024	340,000	380,977
5.000%, 08/15/2027 (Callable 08/15/2025)	1,000,000	1,147,548
5.000%, 11/15/2028 (Callable 05/15/2025)	3,200,000	3,653,328
5.000%, 09/01/2029 (Callable 09/01/2026)	1,575,000	1,857,755
5.000%, 10/01/2030 (Callable 10/01/2026)	500,000	591,827
4.000%, 11/01/2030	2,995,000	3,424,744
4.000%, 12/01/2032 (Callable 06/01/2026)	1,000,000	1,131,014
0.569%, 11/01/2034 (1 Month LIBOR
USD + 0.500%) (Callable 03/01/2022)
(Mandatory Tender Date 09/01/2022)(2)	510,000	510,036
0.760%, 05/01/2042
(SIFMA Municipal Swap Index + 0.700%)
(Callable 05/01/2025) (Mandatory Tender
Date 05/01/2026)(2)	2,540,000	2,545,805

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois Finance Authority: (cont.)
0.060%, 08/01/2043
(Optional Put Date 01/03/2022)(1)	$1,800,000	$1,800,000
0.810%, 01/01/2046 (SIFMA Municipal
Swap Index + 0.750%)
(Callable 07/01/2022)
(Mandatory Tender Date 07/01/2023)(2)	835,000	835,813
0.060%, 12/01/2046 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	3,360,000	3,360,000
5.000%, 05/15/2050 (Callable 05/15/2026)
(Mandatory Tender Date 11/15/2026)(1)	4,015,000	4,733,524
Illinois Housing Development Authority:
2.600%, 10/01/2025 (Insured by GNMA)	475,000	490,975
2.750%, 04/01/2026 (Insured by GNMA)	605,000	627,781
2.450%, 06/01/2043 (Callable 01/01/2023)
(Insured by GNMA)	226,899	231,998
4.500%, 10/01/2048 (Callable 04/01/2028)
(Insured by GNMA)	420,000	464,677
4.250%, 10/01/2049 (Callable 04/01/2028)
(Insured by GNMA)	1,565,000	1,722,102
1.060%, 05/15/2050 (SIFMA Municipal
Swap Index + 1.000%)
(Callable 11/15/2024) (Mandatory Tender
Date 05/15/2025)(2)	100,000	102,401
3.000%, 04/01/2051 (Callable 04/01/2030)
(Insured by GNMA)	9,855,000	10,594,828
Illinois Sports Facilities Authority,
5.000%, 06/15/2028 (Insured by BAM)	1,000,000	1,237,033
Joliet Park District:
4.000%, 02/01/2023 (Insured by BAM)	150,000	155,635
4.000%, 02/01/2028 (Callable 02/01/2024)
(Insured by BAM)	715,000	758,426
Joliet Regional Port District,
4.000%, 06/30/2025 (Callable 06/30/2024)
(Insured by AGM)	40,000	43,218
Kane & DeKalb Counties Community
Unit School District No. 302,
5.000%, 02/01/2026	500,000	581,949
Kane County School District No. 131,
3.500%, 06/01/2024 (Callable 01/31/2022)
(Insured by AGM)	15,000	15,039
Kankakee Will Grundy Etc. Counties
Community College District No. 520,
3.500%, 12/01/2026	3,340,000	3,665,457
Kankakee, Iroquois, Ford, Etc. Counties
Community Unit School District No. 2,
4.000%, 12/01/2023 (Insured by AGM)	445,000	473,804
Kendall & Kane Counties Community
Unit School District No. 115,
0.000%, 01/01/2022 (Insured by NATL)	1,000,000	1,000,000
Kendall County Forest Preserve District,
4.000%, 01/01/2025 (Insured by BAM)	215,000	236,110
Lake County Community Unit
School District No. 116,
5.000%, 01/15/2025 (Callable 01/15/2023)	340,000	356,516
Lake County Elementary School
District No. 6:
0.000%, 12/01/2022 (Insured by AMBAC)	115,000	113,691
0.000%, 12/01/2024 (Insured by AMBAC)	70,000	66,691
Lake County School District No. 38:
0.000%, 02/01/2023 (Insured by AMBAC)	1,135,000	1,123,354
0.000%, 02/01/2025 (Insured by AMBAC)	210,000	201,625
Logan Sangamon Etc Counties Community
Unit School District No. 23,
5.000%, 12/01/2022 (Insured by AGM)	520,000	541,837
Macon & De Witt Counties Community
Unit School District No. 1,
2.250%, 12/01/2022
(Callable 01/31/2022)	60,000	60,085
Macon County School District No. 61:
4.000%, 12/01/2025 (Insured by AGM)	345,000	389,002
4.000%, 12/01/2026 (Insured by AGM)	460,000	530,790
4.000%, 12/01/2027 (Insured by AGM)	850,000	995,175
Madison-Macoupin Etc. Counties
Community College District No. 536:
4.000%, 05/01/2025 (Insured by AGM)	400,000	441,710
4.000%, 05/01/2030 (Callable 05/01/2027)
(Insured by AGM)	1,025,000	1,168,498
McHenry & Boone Counties Community
Unit School District No. 50,
4.000%, 11/01/2027 (Callable 11/01/2025)	700,000	779,067
McHenry County Community Unit
School District No. 200,
5.250%, 01/15/2027 (Callable 01/15/2024)	160,000	175,720
Menard Cass & Sangamon Counties
Community Unit School District No. 202,
4.000%, 12/01/2022 (Insured by AGM)	300,000	309,601
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2022 (ETM)
(Insured by NATL)	30,000	29,953
5.650%, 06/15/2022 (ETM)
(Insured by NATL)(7)	160,000	163,844
5.500%, 12/15/2023 (ETM)
(Insured by NATL)	15,000	15,345
5.500%, 12/15/2023 (Insured by NATL)	100,000	107,668
0.000%, 06/15/2024 (Insured by NATL)	35,000	34,154
3.000%, 06/15/2024 (Callable 12/15/2023)	1,000,000	1,040,460
3.000%, 06/15/2025 (Callable 12/15/2024)	1,000,000	1,059,372
0.000%, 12/15/2025 (Insured by NATL)	65,000	61,877
5.000%, 12/15/2026 (Callable 06/15/2022)
(Insured by ST AID)	290,000	296,126
Metropolitan Water Reclamation
District of Greater Chicago,
5.000%, 12/01/2027 (Callable 12/01/2026)	535,000	647,341
Newport Township Fire Protection District:
4.000%, 01/01/2022 (Insured by BAM)	125,000	125,000
4.000%, 01/01/2023 (Insured by BAM)	135,000	139,297
Northern Illinois University:
5.000%, 10/01/2029 (Insured by BAM)	315,000	397,898
5.000%, 10/01/2030 (Insured by BAM)	325,000	418,414
Park Ridge Park District:
4.000%, 12/01/2027	425,000	498,120
2.500%, 12/01/2028	4,135,000	4,392,316
Pike & Adams Counties Community
Unit School District No. 4,
4.000%, 12/01/2024 (Insured by BAM)	345,000	378,014
Plano Special Service Areas No. 3 & 4,
4.000%, 03/01/2030 (Callable 03/01/2025)	260,000	287,266
Regional Transportation Authority,
5.750%, 06/01/2023 (Insured by AGM)	175,000	182,267
Rock Island County Metropolitan
Airport Authority,
4.000%, 12/01/2029 (Callable 12/01/2028)
(Insured by AGM)	1,425,000	1,683,647
Sales Tax Securitization Corp.:
5.000%, 01/01/2022 (ETM)	2,035,000	2,035,000
5.000%, 01/01/2024	200,000	217,838
Shelby Christian Macon Counties
Community School District No. 21:
4.000%, 12/01/2025 (Callable 12/01/2023)
(Insured by AGM)	400,000	426,998
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Shelby Christian Macon Counties
Community School District No. 21: (cont.)
4.000%, 12/01/2026 (Callable 12/01/2023)
(Insured by AGM)	$435,000	$464,188
Southwestern Illinois Development Authority,
7.125%, 11/01/2030
(Pre-refunded to 11/01/2023)	195,000	218,653
Springfield Metropolitan Exposition
& Auditorium Authority,
3.000%, 12/01/2025 (Insured by BAM)	250,000	268,748
St. Charles Public Library District,
4.000%, 11/01/2028 (Callable 11/01/2024)	455,000	500,090
St. Clair County Community Consolidated
School District No. 90,
0.000%, 12/01/2022	190,000	188,858
St. Clair County School District No. 119:
5.000%, 04/01/2022 (Insured by AGM)	350,000	353,952
5.000%, 04/01/2023 (Insured by AGM)	300,000	317,065
St. Clair County Township High
School District No. 203,
4.000%, 12/01/2022	400,000	413,174
State of Illinois:
4.000%, 03/01/2022	3,250,000	3,269,394
5.000%, 03/01/2022	70,000	70,528
5.000%, 03/01/2022	350,000	352,642
5.000%, 03/01/2022	500,000	503,775
5.125%, 05/01/2022	1,500,000	1,523,691
6.500%, 06/15/2022	95,000	97,664
5.000%, 06/15/2023	270,000	287,497
5.000%, 06/15/2023	670,000	713,419
6.000%, 06/15/2026 (Insured by BAM)	200,000	244,110
Tender Option Bond Trust:
0.200%, 12/01/2027
(Optional Put Date 01/07/2022)(1)(3)	1,000,000	1,000,000
0.200%, 12/01/2027
(Optional Put Date 01/07/2022)(1)(3)	3,450,000	3,450,000
United City of Yorkville IL,
4.050%, 12/01/2027 (Callable 12/01/2023)	120,000	127,526
University of Illinois:
5.000%, 03/15/2022	50,000	50,476
5.000%, 04/01/2026	1,905,000	2,244,696
5.000%, 04/01/2027	2,000,000	2,424,812
Upper Illinois River Valley
Development Authority:
5.000%, 12/01/2022	680,000	707,284
5.000%, 12/01/2023	400,000	427,377
Village of Calumet Park IL,
5.250%, 12/01/2029 (Callable 12/01/2024)
(Insured by BAM)	500,000	558,017
Village of Crestwood IL:
4.000%, 12/15/2023 (Insured by BAM)	540,000	573,764
4.500%, 12/15/2025 (Callable 12/15/2022)
(Insured by BAM)	60,000	62,165
Village of Glendale Heights IL,
4.000%, 12/15/2030 (Callable 12/15/2027)	750,000	877,386
Village of Lansing IL:
5.000%, 03/01/2023 (Insured by AGM)	275,000	288,052
5.000%, 03/01/2024 (Insured by BAM)	230,000	249,395
Village of Lyons IL,
5.000%, 12/01/2025 (Callable 12/01/2022)
(Insured by BAM)	25,000	26,073
Village of Matteson IL:
4.000%, 12/01/2026 (Insured by BAM)	400,000	454,319
8.000%, 12/01/2029
(Pre-refunded to 06/01/2022)(7)	275,000	283,456
Village of Orland Hills IL:
4.000%, 12/01/2022 (Insured by BAM)	145,000	149,117
4.000%, 12/01/2023 (Insured by BAM)	130,000	137,673
Village of Rantoul IL,
4.300%, 01/01/2025 (Callable 01/01/2023)	125,000	129,580
Village of Richton Park IL,
4.000%, 12/01/2022 (Insured by BAM)	80,000	82,102
Village of River Grove IL,
4.000%, 12/15/2028 (Insured by BAM)	430,000	502,738
Village of Romeoville IL,
5.000%, 10/01/2024	500,000	555,420
Village of Sauk Village IL,
4.000%, 12/01/2024 (Insured by BAM)	1,260,000	1,376,749
Village of Stone Park IL:
4.000%, 02/01/2022 (Insured by BAM)	125,000	125,347
4.000%, 02/01/2023 (Insured by BAM)	130,000	133,168
4.000%, 02/01/2024 (Insured by BAM)	135,000	142,434
4.000%, 02/01/2025 (Insured by BAM)	140,000	150,970
4.000%, 02/01/2026 (Insured by BAM)	220,000	241,706
4.750%, 02/01/2028 (Callable 02/01/2023)
(Insured by BAM)	50,000	51,981
Village of Sugar Grove IL,
3.000%, 12/15/2025 (Callable 01/31/2022)	225,000	225,407
Western Illinois University,
5.000%, 10/01/2024 (Insured by AGM)	2,000,000	2,189,370
Will County Community Consolidated
School District No. 70-C,
4.000%, 12/01/2022 (Insured by AGM)	270,000	278,892
Will County Community High
School District No. 210:
0.000%, 01/01/2022 (ETM)
(Insured by AGM)	165,000	165,000
4.000%, 01/01/2022 (Insured by AGM)	650,000	650,000
0.000%, 01/01/2023 (ETM)
(Insured by AGM)	365,000	363,256
0.000%, 01/01/2023 (Insured by AGM)	325,000	322,592
0.000%, 01/01/2024 (ETM)
(Insured by AGM)	510,000	503,439
0.000%, 01/01/2024 (Insured by AGM)	275,000	269,835
5.000%, 01/01/2029 (Callable 01/01/2023)	35,000	36,354
Will County Community Unit
School District No. 365,
0.000%, 11/01/2022 (ETM)
(Insured by AGM)	45,000	44,919
Will County Elementary School District No. 122,
0.000%, 11/01/2023 (ETM)
(Insured by AGM)	125,000	124,146
Will County School District No. 86,
3.000%, 03/01/2025 (Callable 03/01/2024)	600,000	629,550
Will County School District No. 88A:
5.250%, 01/01/2022 (ETM)
(Insured by AGM)	180,000	180,000
5.250%, 01/01/2022 (Insured by AGM)	355,000	355,000
Will County Township High
School District No. 204,
5.000%, 01/01/2023	195,000	203,706
Winnebago & Boone Counties
School District No. 205:
0.000%, 02/01/2022	95,000	94,961
4.000%, 02/01/2028 (Callable 02/01/2023)	965,000	1,000,912
Woodford, Lasalle, Livingston, Etc. Counties
Community Unit School District No. 6:
4.000%, 12/01/2024 (Insured by BAM)	185,000	202,310
4.000%, 12/01/2025 (Insured by BAM)	200,000	223,945
4.000%, 12/01/2026 (Insured by BAM)	175,000	200,205
Total Illinois
(Cost $169,235,756)		170,845,538	7.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Indiana
Aurora School Building Corp.,
5.000%, 01/15/2025 (Insured by ST AID)	$1,300,000	$1,440,658
City of Elkhart IN:
4.000%, 04/01/2025 (Insured by BAM)	300,000	332,228
4.000%, 04/01/2026 (Insured by BAM)	315,000	357,047
4.000%, 10/01/2026 (Insured by BAM)	320,000	366,612
4.000%, 04/01/2027 (Insured by BAM)	325,000	375,058
4.000%, 10/01/2027 (Insured by BAM)	335,000	389,662
3.000%, 04/01/2028 (Insured by BAM)	340,000	377,762
3.000%, 10/01/2028 (Insured by BAM)	345,000	385,054
City of Hobart IN,
3.000%, 07/01/2025 (Insured by ST AID)	395,000	410,258
City of Lawrence IN,
4.000%, 01/01/2022 (Insured by BAM)	400,000	400,000
City of Mishawaka IN,
5.000%, 03/01/2025 (Insured by AGM)	100,000	113,756
City of Muncie IN:
4.000%, 07/15/2022 (Insured by AGM)	110,000	111,731
4.000%, 01/15/2024 (Insured by AGM)	170,000	181,228
City of Valparaiso IN,
4.000%, 08/01/2026 (Callable 08/01/2023)	375,000	395,869
Clarksville Redevelopment Authority,
4.000%, 02/01/2022	230,000	230,630
County of St. Joseph IN,
5.000%, 04/01/2024	1,000,000	1,089,010
Fairfield School Building Corp.,
3.000%, 07/15/2028 (Insured by ST AID)	2,135,000	2,289,517
Fishers Redevelopment Authority:
4.000%, 01/15/2023	270,000	280,111
4.000%, 07/15/2023	275,000	290,013
Hammond Multi-School Building Corp.:
4.000%, 07/15/2023 (Insured by ST AID)	120,000	126,513
4.000%, 01/15/2024 (Insured by ST AID)	370,000	395,370
4.000%, 07/15/2024 (Insured by ST AID)	380,000	411,999
4.000%, 01/15/2025 (Insured by ST AID)	150,000	164,754
5.000%, 01/15/2025 (Insured by ST AID)	525,000	593,198
4.000%, 07/15/2025 (Insured by ST AID)	125,000	139,051
Indiana Bond Bank,
1.053%, 10/15/2022
(3 Month LIBOR USD + 0.970%)(2)	1,140,000	1,140,330
Indiana Finance Authority:
5.000%, 09/15/2022	60,000	61,898
5.000%, 10/01/2022	175,000	180,883
5.000%, 02/01/2023	25,000	26,265
5.000%, 09/15/2023	75,000	80,486
5.000%, 09/15/2024	815,000	901,433
5.000%, 09/15/2024	155,000	171,263
5.000%, 09/15/2025	325,000	368,836
3.000%, 10/01/2025 (Callable 10/01/2023)	95,000	96,715
5.000%, 09/15/2026 (Callable 09/15/2024)	700,000	771,090
3.000%, 10/01/2026 (Callable 10/01/2023)	95,000	96,502
5.000%, 02/01/2033 (Callable 02/01/2028)	775,000	962,870
2.250%, 12/01/2058 (Callable 01/01/2025)
(Mandatory Tender Date 07/01/2025)(1)	2,985,000	3,136,321
Indiana Housing & Community
Development Authority,
3.500%, 01/01/2049 (Callable 01/01/2029)
(Insured by GNMA)	1,170,000	1,262,378
Indiana State University:
5.000%, 04/01/2023	935,000	988,186
5.000%, 04/01/2024	975,000	1,070,939
5.000%, 04/01/2025	1,035,000	1,177,544
5.000%, 04/01/2026	1,085,000	1,273,506
Indianapolis Local Public Improvement
Bond Bank:
5.000%, 06/01/2026	1,350,000	1,596,285
5.000%, 02/01/2030 (Callable 12/29/2023)	1,025,000	1,118,729
Jasper Hospital Authority,
4.125%, 11/01/2025
(Pre-refunded to 11/01/2023)	2,025,000	2,165,250
Kankakee Valley Middle School
Building Corp.,
5.000%, 07/15/2022 (Insured by ST AID)	215,000	220,542
Lake Central Multi-District
School Building Corp.,
5.000%, 07/15/2026
(Pre-refunded to 01/15/2023)
(Insured by ST AID)	585,000	614,009
Lake Station School Building Corp.,
3.000%, 07/15/2022
(Pre-refunded to 01/15/2022)
(Insured by ST AID)	40,000	40,035
Logansport Renovation School Building Corp.,
5.000%, 01/15/2026 (Insured by ST AID)	750,000	876,307
Marion High School Building Corp.:
4.000%, 01/15/2022 (Insured by ST AID)	170,000	170,193
4.000%, 07/15/2022 (Insured by ST AID)	135,000	137,633
4.000%, 01/15/2023 (Insured by ST AID)	215,000	223,005
4.000%, 01/15/2025 (Insured by ST AID)	200,000	220,053
Michigan City School Building Corp.,
5.000%, 07/15/2023 (Insured by ST AID)	350,000	370,410
Mishawaka Redevelopment Authority,
5.000%, 02/15/2026 (Insured by BAM)	660,000	770,789
Mishawaka School City
Multi-School Building Corp.,
5.000%, 01/15/2024 (Insured by ST AID)	615,000	655,356
Munster School Building Corp.:
5.000%, 01/15/2022 (Insured by ST AID)	205,000	205,304
5.000%, 07/15/2022 (Insured by ST AID)	215,000	220,508
5.000%, 01/15/2023 (Insured by ST AID)	215,000	225,558
4.000%, 07/15/2023 (Insured by ST AID)	160,000	169,064
5.000%, 01/15/2024 (Insured by ST AID)	225,000	245,681
Plainfield Redevelopment Authority:
4.000%, 02/01/2026 (Insured by ST AID)	605,000	674,854
4.000%, 08/01/2026 (Insured by ST AID)	630,000	709,793
4.000%, 02/01/2027 (Insured by ST AID)	645,000	733,431
4.000%, 08/01/2027 (Insured by ST AID)	665,000	762,360
4.000%, 08/01/2034 (Callable 08/01/2023)
(Insured by ST AID)	470,000	493,505
Purdue University,
5.000%, 07/01/2031 (Callable 07/01/2026)	935,000	1,105,581
Salem Middle School Building Corp.,
4.000%, 01/15/2024 (Insured by ST AID)	195,000	208,125
Shelbyville Central Renovation
School Building Corp.,
5.000%, 07/15/2022 (Insured by ST AID)	260,000	266,505
Starke County Building Corp.,
4.000%, 08/01/2028
(Pre-refunded to 02/01/2022)
(Insured by ST AID)	700,000	701,954
Town of Rossville IN,
3.500%, 07/01/2023	115,000	118,807
Vinton-Tecumseh School Building Corp.:
4.000%, 07/15/2022 (Insured by ST AID)	385,000	392,468
5.000%, 01/15/2023 (Insured by ST AID)	145,000	151,889
Wabash City Schools Building Corp.:
4.000%, 07/15/2024 (Insured by ST AID)	110,000	119,060
4.000%, 01/15/2025 (Insured by ST AID)	140,000	153,594
4.000%, 07/15/2025 (Insured by ST AID)	240,000	266,623

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Washington Indiana Elementary
School Building Corp.,
3.000%, 01/15/2024 (Insured by ST AID)	$550,000	$562,639
West Washington School Corp.:
2.000%, 01/15/2022 (Insured by ST AID)	125,000	125,056
2.000%, 07/15/2022 (Insured by ST AID)	195,000	196,581
Westfield High School Building Corp.,
5.000%, 01/15/2024 (Insured by ST AID)	200,000	217,192
Total Indiana
(Cost $43,345,743)		43,619,262	1.9%
Iowa
Bondurant-Farrar Community School District,
3.000%, 06/01/2023 (Insured by AGM)	110,000	114,087
City of Coralville IA:
4.000%, 06/01/2024	300,000	313,966
4.000%, 06/01/2025 (Callable 06/01/2024)	455,000	475,045
City of New Hampton IA:
3.000%, 06/01/2022 (Insured by BAM)	130,000	131,312
3.000%, 06/01/2023 (Insured by BAM)	135,000	139,628
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	2,850,000	2,873,287
County of Adair IA:
2.000%, 06/01/2022	580,000	584,086
2.000%, 06/01/2023	730,000	745,838
Iowa Finance Authority:
4.000%, 05/15/2025	1,975,000	2,158,815
3.500%, 07/01/2046 (Callable 01/01/2026)
(Insured by GNMA)	115,000	121,174
4.000%, 07/01/2047 (Callable 07/01/2027)
(Insured by GNMA)	645,000	697,484
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	930,000	1,038,517
3.000%, 07/01/2051 (Callable 01/01/2031)
(Insured by GNMA)	1,000,000	1,086,837
0.585%, 05/15/2056 (SOFR + 0.550%)
(Callable 05/15/2025) (Mandatory Tender
Date 05/15/2026)(2)	6,000,000	5,997,749
Iowa Higher Education Loan Authority:
4.000%, 10/01/2023	325,000	344,035
3.000%, 04/01/2024	500,000	524,668
4.000%, 10/01/2024	340,000	368,788
3.000%, 04/01/2025	775,000	827,757
3.000%, 04/01/2026	800,000	865,122
4.000%, 10/01/2026	155,000	175,110
3.000%, 04/01/2027	820,000	897,024
4.000%, 10/01/2027	185,000	211,195
3.000%, 04/01/2028	845,000	932,411
4.000%, 10/01/2028	260,000	299,331
Iowa Tobacco Settlement Authority,
0.375%, 06/01/2030	285,000	285,099
Lake Panorama Improvement Zone:
3.000%, 06/01/2022	395,000	398,594
3.000%, 06/01/2023	405,000	417,667
3.000%, 06/01/2024	420,000	440,764
3.000%, 06/01/2025	430,000	457,203
Total Iowa
(Cost $23,761,226)		23,922,593	1.0%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	1,300,000	1,337,340
Kansas Development Finance Authority:
5.000%, 05/01/2025	2,340,000	2,683,891
5.000%, 05/01/2026	1,225,000	1,450,589
5.000%, 05/01/2027	2,575,000	3,136,333
Kansas Independent College
Finance Authority:
4.125%, 05/01/2022	2,250,000	2,266,845
4.375%, 05/01/2022	500,000	503,736
Kansas Municipal Energy Agency,
5.000%, 04/01/2022 (Insured by BAM)	515,000	520,879
Public Building Commission
of Johnson County,
5.000%, 09/01/2023	50,000	53,838
Reno County Unified School District No. 313,
4.000%, 09/01/2030
(Pre-refunded to 09/01/2022)	200,000	205,030
Wyandotte County-Kansas City
Unified Government,
5.000%, 09/01/2031 (Callable 09/01/2024)	1,100,000	1,226,866
Total Kansas
(Cost $13,322,499)		13,385,347	0.6%
Kentucky
Calloway County Public Library District,
2.500%, 06/01/2029	1,465,000	1,559,104
City of Berea KY,
0.030%, 06/01/2032 (Callable 01/03/2022)
(Optional Put Date 01/03/2022)(1)	1,025,000	1,025,000
City of Henderson KY,
3.500%, 11/01/2028	3,295,000	3,647,447
County of Carroll KY,
1.550%, 09/01/2042 (Mandatory Tender
Date 09/01/2026)(1)	750,000	770,492
County of Kenton KY:
5.000%, 04/01/2024	375,000	412,697
5.000%, 04/01/2026	700,000	826,110
Danville Independent School
District Finance Corp.,
2.000%, 03/01/2023 (Insured by ST AID)	155,000	156,588
Frankfort Independent School
District Finance Corp.,
2.050%, 08/01/2024 (Insured by ST AID)	915,000	932,353
Harlan County School District Finance Corp.,
3.000%, 08/01/2025 (Callable 02/01/2025)
(Insured by ST AID)	1,150,000	1,228,821
Kentucky Association of Counties:
4.000%, 02/01/2023	625,000	648,823
4.000%, 02/01/2024	650,000	696,045
4.000%, 02/01/2025	345,000	379,597
4.000%, 02/01/2026	355,000	399,617
Kentucky Association of Counties
Finance Corp.,
4.000%, 02/01/2028	240,000	279,967
Kentucky Bond Corp.,
3.000%, 02/01/2025	765,000	819,937
Kentucky Bond Development Corp.:
2.000%, 03/01/2023	160,000	162,783
3.000%, 03/01/2024	160,000	167,980
4.000%, 03/01/2025	165,000	181,397
5.000%, 03/01/2026	150,000	174,949
5.000%, 03/01/2027	345,000	412,338
5.000%, 03/01/2028	190,000	232,455
Kentucky Economic Development
Finance Authority:
0.000%, 10/01/2022 (Insured by NATL)	1,000,000	993,264
0.000%, 12/01/2022 (ETM)
(Insured by AGC)	75,000	74,775
0.000%, 10/01/2024 (Insured by NATL)	945,000	912,571
0.000%, 12/01/2024 (ETM)
(Insured by AGC)	60,000	59,017

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky Economic Development
Finance Authority: (cont.)
5.000%, 07/01/2025	$1,500,000	$1,708,263
0.000%, 10/01/2025 (Insured by NATL)	335,000	317,264
5.000%, 06/01/2026	240,000	281,166
0.000%, 10/01/2026 (Insured by NATL)	100,000	92,642
5.000%, 07/01/2028 (Callable 07/01/2025)	1,000,000	1,123,330
0.100%, 05/01/2034(1)	3,000,000	3,000,000
Kentucky Housing Corp.,
5.850%, 04/01/2048 (Callable 01/31/2022)
(Mandatory Tender Date 04/01/2023)(1)	1,205,876	1,215,856
Kentucky Public Energy Authority:
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	5,045,000	5,497,396
1.188%, 12/01/2049
(1 Month LIBOR USD + 1.120%)
(Callable 03/01/2025) (Mandatory Tender
Date 06/01/2025)(2)	4,410,000	4,495,670
1.368%, 12/01/2049
(1 Month LIBOR USD + 1.300%)
(Callable 03/01/2025) (Mandatory Tender
Date 06/01/2025)(2)	2,100,000	2,152,507
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	2,080,000	2,350,950
Kentucky State Property
& Building Commission:
5.000%, 05/01/2028	300,000	373,177
5.000%, 10/01/2032 (Callable 10/01/2027)
(Insured by AGM)	250,000	303,587
Kentucky State University:
5.000%, 11/01/2024 (Insured by BAM)	200,000	223,865
5.000%, 11/01/2026 (Insured by BAM)	250,000	297,800
5.000%, 11/01/2027 (Insured by BAM)	140,000	171,045
5.000%, 11/01/2028 (Insured by BAM)	290,000	362,641
5.000%, 11/01/2030 (Insured by BAM)	175,000	227,835
Kentucky Turnpike Authority,
4.000%, 07/01/2026	1,000,000	1,136,598
Louisville & Jefferson County
Metropolitan Government:
5.000%, 12/01/2022
(Pre-refunded to 06/01/2022)	1,020,000	1,039,885
4.000%, 08/01/2027 (Callable 08/01/2026)	215,000	247,716
5.000%, 10/01/2027 (Callable 10/01/2023)	500,000	538,386
Magoffin County Justice Center Corp.,
3.000%, 05/01/2023	345,000	355,666
Murray State University:
5.000%, 09/01/2022 (Insured by ST AID)	410,000	422,560
5.000%, 09/01/2023 (Insured by ST AID)	435,000	466,507
3.000%, 03/01/2028 (Callable 03/01/2025)
(Insured by ST AID)	400,000	425,553
Northern Kentucky University,
3.500%, 09/01/2028 (Insured by ST AID)	3,785,000	4,154,276
Perry County School District Finance Corp.,
2.000%, 12/01/2029 (Insured by ST AID)	2,905,000	3,064,226
University of Louisville,
5.000%, 03/01/2022 (Insured by ST AID)	525,000	528,929
Total Kentucky
(Cost $53,060,105)		53,729,423	2.3%
Louisiana
Calcasieu Parish Fire Protection District No. 1:
3.500%, 03/01/2022 (Insured by BAM)	145,000	145,711
4.000%, 03/01/2024 (Insured by BAM)	155,000	166,254
Calcasieu Parish School Board,
5.000%, 02/01/2025
(Pre-refunded to 02/01/2022)	115,000	115,421
Calcasieu Parish School District No. 23:
5.000%, 09/01/2022 (Insured by BAM)	85,000	87,546
5.000%, 09/01/2023 (Insured by BAM)	175,000	187,917
5.000%, 09/01/2024 (Insured by BAM)	250,000	278,468
Calcasieu Parish School District No. 30:
2.500%, 02/15/2022	225,000	225,538
4.000%, 02/15/2023 (Insured by AGM)	125,000	129,686
Calcasieu Parish School District No. 34,
2.000%, 11/01/2022	425,000	430,917
City of Ruston LA,
5.000%, 06/01/2031 (Callable 06/01/2026)
(Insured by AGM)	1,020,000	1,198,513
City of Shreveport LA:
5.000%, 08/01/2023 (Insured by BAM)	175,000	187,502
5.000%, 03/01/2024 (Insured by BAM)	435,000	476,687
5.000%, 09/01/2024	1,000,000	1,110,785
5.000%, 09/01/2027 (Callable 09/01/2024)	1,420,000	1,577,259
3.125%, 10/01/2030	2,215,000	2,330,172
East Ouachita Parish School District:
2.500%, 03/01/2022	435,000	436,550
2.500%, 03/01/2024	200,000	207,355
Greater Ouachita Water Co.,
5.000%, 09/01/2022 (Insured by BAM)	300,000	308,987
Jefferson Sales Tax District:
5.000%, 12/01/2023 (Insured by AGM)	550,000	597,121
5.000%, 12/01/2024 (Insured by AGM)	585,000	659,608
Louisiana Housing Corp.,
3.000%, 12/01/2051 (Callable 12/01/2029)
(Insured by GNMA)	3,005,000	3,239,017
Louisiana Local Government
Environmental Facilities & Community
Development Authority:
5.000%, 08/01/2024 (Callable 08/01/2023)	185,000	197,457
3.020%, 04/01/2031
(Callable 04/01/2025)(3)	5,941,000	6,338,394
5.750%, 09/01/2035
(Pre-refunded to 09/01/2023)	75,000	81,673
Louisiana Public Facilities Authority:
5.000%, 10/01/2023	705,000	757,717
5.500%, 05/15/2027
(Pre-refunded to 05/15/2026)	2,015,000	2,359,125
Louisiana Stadium & Exposition District,
4.000%, 07/03/2023 (Callable 04/01/2023)	2,500,000	2,602,942
Louisiana State University &
Agricultural & Mechanical College,
5.000%, 07/01/2027 (Callable 07/01/2026)
(Insured by BAM)	340,000	400,729
Morehouse Parish Hospital
Service District No. 1,
4.000%, 10/01/2027	635,000	688,364
New Orleans Aviation Board,
5.000%, 10/01/2025 (Insured by AGM)	200,000	231,229
Parish of St. Charles LA,
4.000%, 12/01/2040 (Mandatory Tender
Date 06/01/2022)(1)	3,040,000	3,084,566
Parish of St. James LA,
0.110%, 11/01/2040 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	12,000,000	12,000,000
St. Landry Parish Road District No. 1,
3.250%, 03/01/2025 (Callable 03/01/2024)
(Insured by BAM)	210,000	221,001
St. Tammany Parish Recreation
District No. 14,
2.250%, 04/01/2023	225,000	230,569

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
State of Louisiana:
5.000%, 05/01/2024
(Pre-refunded to 05/01/2022)	$345,000	$350,451
4.000%, 05/01/2032 (Callable 05/01/2025)	6,050,000	6,683,509
5.000%, 06/15/2034
(Pre-refunded to 06/15/2024)	85,000	94,646
Total Louisiana
(Cost $50,103,515)		50,419,386	2.2%
Maine
Maine Health & Higher Educational
Facilities Authority,
5.000%, 07/01/2027 (Insured by AGM)	2,365,000	2,889,026
Maine State Housing Authority:
2.700%, 11/15/2029 (Callable 11/15/2025)	190,000	197,983
3.500%, 11/15/2045 (Callable 05/15/2025)	15,000	15,600
4.000%, 11/15/2045 (Callable 11/15/2025)	175,000	183,035
4.000%, 11/15/2046 (Callable 05/15/2026)	1,150,000	1,219,908
3.500%, 11/15/2047 (Callable 11/15/2026)	765,000	808,707
4.000%, 11/15/2049 (Callable 05/15/2028)	1,200,000	1,302,083
4.000%, 11/15/2050 (Callable 05/15/2029)	1,700,000	1,877,546
Total Maine
(Cost $8,300,943)		8,493,888	0.4%
Maryland
City of Baltimore MD:
5.000%, 07/01/2024 (ETM)
(Insured by FGIC)	80,000	85,970
5.000%, 07/01/2030 (Callable 01/01/2027)	1,185,000	1,421,367
County of Baltimore MD,
3.000%, 09/01/2025 (Callable 09/01/2022)	950,000	966,600
County of Washington MD,
5.000%, 01/01/2022	415,000	415,000
Maryland Community
Development Administration:
3.000%, 09/01/2051 (Callable 03/01/2030)	5,155,000	5,540,196
3.000%, 09/01/2051 (Callable 03/01/2030)	14,275,000	15,426,613
Maryland Health & Higher
Educational Facilities Authority:
4.000%, 01/01/2023	580,000	600,812
5.000%, 07/01/2023	850,000	908,979
5.000%, 07/01/2024	1,775,000	1,974,579
5.000%, 01/01/2026	495,000	576,815
5.000%, 01/01/2027	430,000	514,801
5.000%, 07/01/2027 (ETM)
(Insured by AMBAC)	2,255,000	2,565,863
Montgomery County Housing
Opportunities Commission,
4.000%, 07/01/2048 (Callable 07/01/2026)	280,000	301,281
Washington Suburban Sanitary Commission,
0.070%, 06/01/2023 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,700,000	1,700,000
Total Maryland
(Cost $32,849,258)		32,998,876	1.4%
Massachusetts
Massachusetts Development Finance Agency:
3.500%, 10/01/2022(3)	540,000	552,831
5.000%, 10/01/2022 (Insured by AGM)	200,000	206,892
5.000%, 12/01/2023	190,000	206,164
5.000%, 12/01/2024	500,000	563,768
5.000%, 07/01/2025	300,000	327,391
5.000%, 10/01/2033 (Callable 10/01/2023)
(Mandatory Tender Date 04/01/2024)(1)	100,000	108,005
Massachusetts Housing Finance Agency:
0.800%, 12/01/2025 (Callable 06/01/2024)	2,300,000	2,301,261
4.000%, 12/01/2044 (Callable 06/01/2025)	145,000	152,452
4.000%, 12/01/2048 (Callable 06/01/2027)
(Insured by GNMA)	680,000	734,651
4.000%, 12/01/2048 (Callable 06/01/2027)
(Insured by GNMA)	415,000	445,330
4.000%, 06/01/2049 (Callable 12/01/2028)	805,000	878,656
Massachusetts Transportation Trust,
5.000%, 01/01/2039 (Mandatory Tender
Date 01/01/2023)(1)	3,865,000	4,043,096
Total Massachusetts
(Cost $10,357,981)		10,520,497	0.5%
Michigan
Bad Axe Public Schools,
4.000%, 05/01/2027 (Callable 05/01/2024)
(Insured by Q-SBLF)	630,000	676,660
Battle Creek Tax Increment Finance Authority,
4.300%, 12/01/2028 (Callable 01/28/2022)	500,000	501,375
City of Allen Park Brownfield
Redevelopment Authority:
4.000%, 05/01/2022 (Insured by BAM)	600,000	607,175
4.000%, 05/01/2023 (Insured by BAM)	620,000	648,851
4.000%, 05/01/2024 (Insured by BAM)	320,000	344,907
City of Allen Park MI:
2.000%, 05/01/2022 (Insured by BAM)	110,000	110,537
4.000%, 09/01/2022 (Insured by BAM)	250,000	255,613
4.000%, 05/01/2023 (Insured by BAM)	115,000	120,148
4.000%, 09/01/2023 (Insured by BAM)	300,000	317,043
City of Auburn Hills MI:
3.000%, 06/01/2028	1,050,000	1,174,651
3.000%, 06/01/2029	785,000	885,241
City of Kalamazoo MI,
5.000%, 10/01/2023	50,000	53,721
Comstock Public Schools,
5.000%, 11/01/2023 (Insured by AGM)	240,000	259,256
County of Ionia MI:
4.000%, 08/01/2024	210,000	228,140
4.000%, 08/01/2028	455,000	537,369
4.000%, 08/01/2029	125,000	149,348
Davison Community Schools,
3.000%, 05/01/2022	190,000	191,693
Detroit Wayne County Stadium Authority,
5.000%, 10/01/2026 (Callable 10/01/2022)
(Insured by AGM)	90,000	93,142
Eastern Michigan University,
5.000%, 03/01/2031 (Callable 03/01/2027)
(Insured by BAM)	515,000	614,960
Essexville-Hampton Public Schools,
4.000%, 05/01/2022 (Insured by Q-SBLF)	325,000	329,091
Ferris State University:
5.000%, 10/01/2024	950,000	1,064,656
5.000%, 10/01/2029	1,500,000	1,923,900
Fruitport Community Schools,
4.000%, 05/01/2023 (Insured by Q-SBLF)	135,000	141,485
Holly Area School District,
4.000%, 05/01/2025 (Insured by Q-SBLF)	450,000	498,960
Ingham County Brownfield
Redevelopment Authority,
4.125%, 08/01/2024 (Callable 01/31/2022)
(Insured by AGM)	215,000	215,657
Michigan Finance Authority:
5.000%, 11/01/2022	100,000	103,989
5.000%, 09/01/2023	185,000	198,880
5.000%, 09/01/2024	200,000	221,151
4.000%, 10/01/2024	1,350,000	1,434,385
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Michigan Finance Authority: (cont.)
5.000%, 07/01/2025 (Callable 07/01/2024)
(Insured by AGM)	$1,620,000	$1,807,297
5.000%, 09/01/2025	200,000	228,198
4.000%, 05/01/2026	60,000	67,947
5.000%, 09/01/2026	200,000	234,535
5.500%, 12/01/2026 (Callable 06/01/2025)	350,000	407,468
5.000%, 09/01/2027	280,000	336,301
5.000%, 07/01/2028 (Callable 07/01/2025)	500,000	574,362
3.500%, 11/15/2044 (Mandatory Tender
Date 11/15/2022)(1)	2,110,000	2,167,057
4.000%, 11/15/2044 (Mandatory Tender
Date 08/15/2024)(1)	2,405,000	2,621,536
5.000%, 12/01/2044 (Mandatory Tender
Date 02/01/2025)(1)	1,525,000	1,730,740
Michigan State Hospital Finance Authority,
4.000%, 11/15/2047 (Mandatory Tender
Date 07/01/2024)(1)	365,000	396,437
Michigan State Housing
Development Authority:
4.000%, 06/01/2046 (Callable 12/01/2024)	715,000	748,922
3.500%, 06/01/2047 (Callable 06/01/2026)	2,865,000	3,029,260
3.500%, 12/01/2050 (Callable 06/01/2029)	1,860,000	2,025,312
3.000%, 06/01/2052 (Callable 12/01/2030)	1,000,000	1,080,772
Pinckney Community Schools,
4.000%, 05/01/2028 (Callable 05/01/2026)
(Insured by Q-SBLF)	1,000,000	1,138,540
Redford Union School District No. 1:
5.000%, 11/01/2025 (Insured by Q-SBLF)	680,000	791,058
5.000%, 11/01/2026 (Insured by Q-SBLF)	800,000	957,558
Roseville Community Schools,
5.000%, 05/01/2028
(Pre-refunded to 05/01/2025)
(Insured by Q-SBLF)	1,885,000	2,165,393
Saginaw City School District:
4.000%, 05/01/2024 (Insured by Q-SBLF)	845,000	915,686
4.000%, 05/01/2026 (Insured by Q-SBLF)	890,000	1,014,797
Saginaw Valley State University,
5.000%, 07/01/2028 (Callable 07/01/2026)	685,000	810,324
South Lake Schools:
4.000%, 05/01/2022 (Insured by Q-SBLF)	290,000	293,525
4.000%, 11/01/2023 (Insured by Q-SBLF)	500,000	531,525
Tender Option Bond Trust,
0.200%, 05/01/2028
(Optional Put Date 01/07/2022)
(Insured by Q-SBLF)(1)(3)	3,350,000	3,350,000
Tri-County Area School District:
4.000%, 05/01/2022 (Insured by AGM)	640,000	647,653
4.000%, 05/01/2023 (Insured by AGM)	705,000	738,383
Wayne State University,
5.000%, 11/15/2031 (Callable 11/15/2024)	1,860,000	2,090,985
Western Michigan University:
5.000%, 11/15/2023 (Insured by AGM)	120,000	130,266
5.000%, 11/15/2024 (Insured by AGM)	125,000	140,904
5.000%, 11/15/2025 (Insured by AGM)	150,000	174,841
5.000%, 11/15/2025 (Insured by AGM)	675,000	786,786
5.000%, 11/15/2026 (Insured by AGM)	150,000	180,216
5.000%, 11/15/2026 (Insured by AGM)	425,000	510,612
5.000%, 11/15/2027 (Insured by AGM)	130,000	160,385
5.000%, 11/15/2027 (Insured by AGM)	300,000	370,119
5.000%, 11/15/2028 (Insured by AGM)	100,000	126,283
5.000%, 11/15/2028 (Insured by AGM)	250,000	315,707
5.000%, 11/15/2029 (Insured by AGM)	100,000	128,826
5.000%, 11/15/2029 (Insured by AGM)	280,000	360,713
Total Michigan
(Cost $49,639,810)		50,189,213	2.2%
Minnesota
Alexandria Independent School
District No. 206:
3.000%, 02/01/2024	455,000	476,892
3.000%, 02/01/2027	500,000	548,149
3.000%, 02/01/2029	470,000	523,948
Brainerd Independent School District No. 181,
4.000%, 02/01/2027
(Insured by SD CRED PROG)	685,000	798,008
Chaska Independent School District No. 112,
2.500%, 02/01/2029	2,340,000	2,514,965
City of Maple Grove MN,
4.000%, 05/01/2022	610,000	617,173
City of Minneapolis MN,
4.000%, 12/01/2029	6,195,000	7,599,811
City of Minneapolis MN/St. Paul Housing
& Redevelopment Authority,
0.105%, 08/01/2028
(Insured by NATL)(1)(5)	50,000	50,000
City of Northfield MN,
2.000%, 02/01/2029	2,905,000	3,079,074
City of Plato MN,
4.000%, 04/01/2022	265,000	267,157
County of Chippewa MN,
4.000%, 03/01/2024	1,340,000	1,417,378
Duluth Economic Development Authority:
5.000%, 06/15/2023	280,000	294,789
5.000%, 06/15/2024	250,000	272,177
5.000%, 06/15/2025	275,000	308,731
5.000%, 06/15/2026	350,000	402,890
Duluth Independent School District No. 709:
5.000%, 02/01/2023 (
Insured by SD CRED PROG)	815,000	851,726
0.000%, 02/01/2029 (Callable 02/01/2028)
(Insured by SD CRED PROG)	1,850,000	1,661,365
Fergus Falls Independent
School District No. 544:
2.500%, 02/01/2022	145,000	145,229
2.500%, 02/01/2024	105,000	108,663
Housing & Redevelopment Authority
of The City of St. Paul:
5.000%, 11/15/2025	465,000	537,954
5.000%, 12/01/2025	285,000	327,050
5.000%, 12/01/2027	1,065,000	1,280,330
Housing & Redevelopment Authority
of The City of St. Paul MN,
2.000%, 09/01/2026 (Callable 09/01/2024)	350,000	347,681
Maple River Independent
School District No. 2135:
5.000%, 02/01/2022
(Insured by SD CRED PROG)	80,000	80,291
5.000%, 02/01/2023
(Insured by SD CRED PROG)	515,000	541,005
5.000%, 02/01/2024
(Insured by SD CRED PROG)	915,000	1,001,461
5.000%, 02/01/2025
(Insured by SD CRED PROG)	395,000	449,069
5.000%, 02/01/2026
(Insured by SD CRED PROG)	1,000,000	1,176,195
Minneapolis-Saint Paul Metropolitan
Airports Commission,
5.000%, 01/01/2025	310,000	351,283
Minnesota Higher Education
Facilities Authority:
5.000%, 04/01/2023	100,000	105,573
3.000%, 12/01/2023	150,000	156,079

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota Higher Education
Facilities Authority: (cont.)
5.000%, 03/01/2024	$165,000	$180,326
4.000%, 12/01/2024	100,000	108,632
5.000%, 03/01/2027 (Callable 03/01/2026)	250,000	290,546
5.000%, 10/01/2027	750,000	915,914
5.000%, 10/01/2028 (Callable 10/01/2027)	1,445,000	1,760,239
5.000%, 10/01/2029 (Callable 10/01/2027)	770,000	934,684
Minnesota Housing Finance Agency:
2.900%, 01/01/2025 (Insured by GNMA)	5,000	5,070
3.900%, 07/01/2030 (Callable 01/31/2022)
(Insured by GNMA)	75,000	75,118
4.000%, 01/01/2038 (Callable 01/01/2024)	455,000	481,729
2.625%, 01/01/2040 (Callable 07/01/2029)
(Insured by GNMA)	5,190,000	5,372,544
0.610%, 07/01/2041 (SIFMA Municipal
Swap Index + 0.550%)
(Callable 07/01/2023) (Mandatory Tender
Date 12/12/2023) (Insured by GNMA)(2)	370,000	371,723
0.490%, 01/01/2045 (SIFMA Municipal
Swap Index + 0.430%)
(Callable 01/01/2023) (Mandatory Tender
Date 07/03/2023)
(Insured by GNMA)(2)	6,490,000	6,499,042
3.500%, 07/01/2046 (Callable 07/01/2025)
(Insured by GNMA)	2,550,000	2,695,220
4.000%, 01/01/2047 (Callable 01/01/2026)
(Insured by GNMA)	160,000	169,986
4.000%, 07/01/2047 (Callable 01/01/2027)
(Insured by GNMA)	330,000	353,541
3.000%, 01/01/2051 (Callable 01/01/2030)
(Insured by GNMA)	6,330,000	6,782,463
Moorhead Independent
School District No. 152:
4.000%, 02/01/2022	230,000	230,617
4.000%, 02/01/2023	235,000	243,854
4.000%, 02/01/2024	245,000	261,776
4.000%, 02/01/2025	255,000	279,999
Northern Municipal Power Agency,
5.000%, 01/01/2027 (Callable 01/01/2023)	230,000	240,105
Plymouth Intermediate District No. 287,
5.000%, 05/01/2022	105,000	106,614
Shakopee Independent
School District No. 720:
5.000%, 02/01/2023
(Insured by SD CRED PROG)	675,000	709,536
0.000%, 02/01/2027
(Insured by SD CRED PROG)	6,660,000	6,278,215
Zumbro Education District:
4.000%, 02/01/2023	340,000	351,838
4.000%, 02/01/2025	330,000	360,032
4.000%, 02/01/2027	395,000	447,281
Total Minnesota
(Cost $64,366,764)		64,798,740	2.8%
Mississippi
Brookhaven School District,
3.000%, 08/01/2023 (Insured by AGM)	200,000	208,339
City of Oxford MS,
3.000%, 09/01/2024	250,000	252,988
City of Ridgeland MS:
3.000%, 10/01/2022	1,420,000	1,435,596
3.000%, 10/01/2023	1,335,000	1,374,325
3.000%, 10/01/2024	1,505,000	1,578,344
City of Yazoo MS:
3.000%, 03/01/2025 (Insured by AGM)	125,000	133,937
3.000%, 03/01/2026 (Insured by AGM)	130,000	141,539
Copiah-Lincoln Community College District:
2.000%, 09/01/2022 (Insured by AGM)	165,000	166,857
2.000%, 09/01/2023 (Insured by AGM)	95,000	97,202
2.000%, 09/01/2025 (Insured by AGM)	205,000	213,472
2.000%, 09/01/2026 (Callable 09/01/2025)
(Insured by AGM)	110,000	114,025
County of Lowndes MS,
6.800%, 04/01/2022	50,000	50,764
Marshall County School District,
3.000%, 06/01/2022 (Insured by BAM)	275,000	277,446
Mississippi Business Finance Corp.:
2.500%, 04/01/2022 (Callable 01/31/2022)	1,335,000	1,340,878
3.200%, 09/01/2028 (Callable 03/13/2024)	2,460,000	2,582,314
Mississippi Development Bank:
4.000%, 07/01/2022	170,000	173,143
5.000%, 10/01/2022(3)	400,000	410,870
5.000%, 07/01/2023	150,000	160,338
5.000%, 10/01/2023(3)	400,000	423,517
5.000%, 03/01/2024 (Insured by AGM)	50,000	54,769
5.000%, 10/01/2024(3)	210,000	228,200
5.000%, 11/01/2024	335,000	375,575
5.000%, 07/01/2025	120,000	137,623
5.000%, 11/01/2025 (Insured by BAM)	240,000	278,703
5.000%, 07/01/2027	150,000	181,266
5.000%, 07/01/2028	170,000	209,795
Mississippi Home Corp.:
4.000%, 12/01/2048 (Callable 06/01/2028)
(Insured by GNMA)	405,000	440,565
3.500%, 12/01/2049 (Callable 12/01/2028)
(Insured by GNMA)	870,000	936,981
Natchez-Adams School District,
5.000%, 02/01/2027	380,000	453,852
State of Mississippi:
5.000%, 10/15/2022	700,000	725,031
5.000%, 10/15/2023	585,000	631,183
5.000%, 10/15/2024	320,000	358,377
5.000%, 10/15/2025	205,000	237,468
5.000%, 10/15/2028 (Callable 10/15/2025)	1,255,000	1,450,585
5.000%, 12/01/2030
(Pre-refunded to 12/01/2026)	100,000	121,214
West Rankin Utility Authority,
4.000%, 01/01/2027 (Callable 01/01/2025)
(Insured by AGM)	380,000	417,110
Total Mississippi
(Cost $18,203,962)		18,374,191	0.8%
Missouri
Arnold Retail Corridor Transportation
Development District,
3.000%, 11/01/2028 (Callable 11/01/2024)	780,000	790,344
City of Berkeley MO,
3.000%, 05/01/2024 (Insured by BAM)	205,000	215,744
City of St. Louis MO:
5.000%, 07/01/2023 (Insured by AGM)	415,000	444,054
5.000%, 12/15/2025	1,085,000	1,265,805
5.000%, 12/15/2026	1,025,000	1,193,633
Grain Valley School District No. R-V,
5.000%, 03/01/2030 (Callable 03/01/2025)
(Insured by ST AID)	500,000	567,261
Hanley Road Corridor Transportation
Development District:
1.000%, 10/01/2027	375,000	375,007
1.625%, 10/01/2033 (Callable 10/01/2029)	700,000	700,772
2.000%, 10/01/2039 (Callable 10/01/2029)	750,000	753,156
Health & Educational Facilities
Authority of the State of Missouri:
0.000%, 09/01/2022 (ETM)
(Insured by NATL)	55,000	54,817

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Health & Educational Facilities
Authority of the State of Missouri: (cont.)
3.000%, 08/01/2023	$140,000	$145,551
5.000%, 09/01/2023	285,000	303,439
5.000%, 06/01/2024	235,000	261,126
5.000%, 09/01/2024	295,000	324,560
4.000%, 08/01/2025	150,000	166,827
5.000%, 02/01/2029 (Callable 02/01/2026)	215,000	246,748
5.000%, 02/01/2030 (Callable 02/01/2026)	405,000	463,069
Metropolitan Park and Recreation District,
5.000%, 12/30/2025
(Pre-refunded to 12/30/2023)	1,000,000	1,092,206
Metropolitan St. Louis Sewer District,
5.000%, 05/01/2037 (Callable 05/01/2025)	1,420,000	1,621,561
Missouri Housing Development Commission,
3.400%, 11/01/2030 (Callable 11/01/2024)
(Insured by GNMA)	115,000	118,333
Missouri Southern State University:
5.000%, 10/01/2026 (Insured by AGM)	105,000	124,678
5.000%, 10/01/2027 (Insured by AGM)	100,000	121,686
Move Rolla Transportation
Development District,
3.750%, 06/01/2029 (Callable 06/01/2026)	180,000	188,690
Neosho R-V School District:
4.000%, 03/01/2022 (Insured by ST AID)	155,000	155,955
4.000%, 03/01/2023 (Insured by ST AID)	170,000	177,507
4.000%, 03/01/2024 (Insured by ST AID)	275,000	295,460
4.000%, 03/01/2025 (Insured by ST AID)	220,000	243,025
4.000%, 03/01/2026 (Insured by ST AID)	510,000	576,519
Riverview Gardens School District,
4.000%, 04/01/2022 (Insured by ST AID)	380,000	383,570
St. Joseph Industrial Development Authority,
3.350%, 01/01/2024	175,000	176,784
St. Louis Land Clearance
for Redevelopment Authority,
4.250%, 06/01/2026	2,040,000	2,190,278
State of Missouri Health &
Educational Facilities Authority:
5.000%, 02/01/2022	265,000	265,902
5.000%, 06/01/2036 (Callable 12/01/2022)
(Mandatory Tender Date 06/01/2023)(1)	195,000	203,079
Trenton School District No. R-IX,
4.000%, 03/01/2022 (Insured by ST AID)	40,000	40,247
Total Missouri
(Cost $16,109,088)		16,247,393	0.7%
Montana
City of Forsyth MT,
3.900%, 03/01/2031
(Callable 03/01/2023)(1)	11,000,000	11,373,220
City of Red Lodge MT:
2.000%, 07/01/2022 (Insured by BAM)	195,000	196,700
2.000%, 07/01/2023 (Insured by BAM)	270,000	276,488
Mizuho Floater/Residual Trust,
0.350%, 06/01/2034
(Optional Put Date 02/04/2022)(1)(3)	4,510,000	4,510,000
Montana Board of Housing:
4.000%, 12/01/2043 (Callable 12/01/2027)	735,000	791,440
4.000%, 06/01/2049 (Callable 12/01/2027)
(Insured by FHA)	850,000	914,869
3.000%, 12/01/2051 (Callable 12/01/2030)	2,300,000	2,486,044
Montana Facility Finance Authority:
5.000%, 01/01/2023	100,000	104,669
4.000%, 07/01/2025	155,000	169,227
5.000%, 07/01/2025	110,000	126,360
4.000%, 07/01/2026	330,000	367,061
Total Montana
(Cost $21,226,886)		21,316,078	0.9%
Nebraska
Central Plains Energy Project,
5.000%, 09/01/2032
(Callable 09/01/2022)	350,000	360,745
County of Douglas NE,
0.630%, 07/01/2035 (SIFMA Municipal
Swap Index + 0.530%) (Mandatory Tender
Date 09/01/2026)(2)	1,000,000	1,003,659
Papio-Missouri River Natural
Resources District:
3.000%, 12/01/2028 (Callable 10/12/2026)	600,000	656,105
3.000%, 12/01/2029 (Callable 10/12/2026)	330,000	359,241
Public Power Generation Agency:
5.000%, 01/01/2029 (Callable 01/01/2025)	385,000	433,469
5.000%, 01/01/2031 (Callable 01/01/2025)	625,000	703,243
Scotts Bluff County School District No. 16,
5.000%, 12/01/2026
(Pre-refunded to 05/30/2022)	115,000	117,253
Total Nebraska
(Cost $3,624,467)		3,633,715	0.2%
Nevada
City of Yerington NV,
1.625%, 11/01/2023 (Callable 11/01/2022)	7,000,000	7,058,138
Clark County School District,
5.000%, 06/15/2023	585,000	624,871
County of Clark NV,
5.000%, 07/01/2025	490,000	566,000
Las Vegas Redevelopment Agency:
5.000%, 06/15/2023	250,000	265,909
3.000%, 06/15/2032 (Callable 06/15/2026)	790,000	833,968
Nevada Housing Division,
4.000%, 10/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	875,000	957,398
Total Nevada
(Cost $10,200,287)		10,306,284	0.5%
New Hampshire
Hollis School District,
2.769%, 06/28/2027
(Callable 01/21/2022)(3)	1,770,801	1,819,420
New Hampshire Business Finance Authority:
4.000%, 01/01/2028 (Callable 01/01/2026)	285,000	318,540
4.000%, 01/01/2029 (Callable 01/01/2026)	300,000	333,689
New Hampshire Health and
Education Facilities Authority,
3.150%, 04/01/2022
(Callable 01/31/2022)(3)	8,900,000	8,917,852
Total New Hampshire
(Cost $11,380,997)		11,389,501	0.5%
New Jersey
Atlantic City Board of Education:
3.400%, 08/15/2022(3)	2,087,000	2,124,254
3.400%, 08/15/2023(3)	2,171,000	2,268,904
3.400%, 08/15/2024(3)	793,000	847,353
Borough of Wood-Ridge NJ,
1.000%, 09/01/2026	1,000,000	1,008,706
City of Atlantic City NJ:
5.000%, 03/01/2022 (Insured by BAM)	100,000	100,716
5.000%, 03/01/2024 (Insured by BAM)	300,000	327,730
City of Bayonne NJ,
5.000%, 07/15/2022 (Insured by AGM)	475,000	486,858
City of New Brunswick NJ,
4.000%, 02/15/2029 (Callable 02/15/2026)
(Insured by BAM)	1,295,000	1,459,468

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Newark NJ:
1.250%, 07/25/2022	$2,000,000	$2,011,044
5.000%, 10/01/2022 (Insured by ST AID)	700,000	721,936
5.000%, 10/01/2025 (Insured by AGM)	370,000	424,963
City of Trenton NJ:
4.000%, 07/15/2022 (Insured by AGM)	500,000	509,698
4.000%, 07/15/2023 (Insured by AGM)	200,000	210,603
City of Union City NJ:
5.000%, 11/01/2022 (Insured by ST AID)	1,505,000	1,559,289
5.000%, 11/01/2023 (Insured by ST AID)	435,000	468,659
County of Union NJ,
3.500%, 03/01/2031 (Callable 03/01/2022)	1,050,000	1,054,725
Little Egg Harbor Board of Education,
4.000%, 08/01/2028 (Callable 08/01/2026)
(Insured by AGM)	375,000	426,360
New Jersey Economic Development Authority:
4.000%, 01/01/2022	660,000	660,000
0.000%, 07/01/2022 (ETM)
(Insured by NATL)	25,000	24,951
5.000%, 07/15/2022	250,000	255,632
4.000%, 01/01/2023	50,000	51,436
5.000%, 06/15/2024	390,000	431,524
0.000%, 07/01/2024 (ETM)
(Insured by NATL)	455,000	447,596
5.250%, 07/01/2025 (Insured by NATL)	380,000	438,902
1.310%, 09/01/2025 (SIFMA Municipal
Swap Index + 1.250%) (Callable
03/01/2025) (Insured by ST AID)(2)	20,000	20,264
5.000%, 03/01/2026 (Callable 03/01/2023)	1,310,000	1,377,980
5.000%, 06/15/2026 (Callable 06/15/2024)	400,000	442,588
5.000%, 06/15/2027 (Callable 06/15/2024)	1,090,000	1,206,053
5.000%, 03/01/2029 (Callable 03/01/2023)	500,000	525,842
3.125%, 07/01/2029 (Callable 07/01/2027)	935,000	946,726
5.000%, 03/01/2030 (Callable 03/01/2023)	810,000	851,671
4.000%, 07/01/2030 (Callable 01/31/2022)	500,000	501,480
5.000%, 03/01/2031
(Pre-refunded to 09/01/2022)	65,000	67,070
New Jersey Educational Facilities Authority,
5.000%, 07/01/2022 (ETM)	150,000	153,598
New Jersey Health Care Facilities
Financing Authority,
0.120%, 07/01/2038 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	7,450,000	7,450,000
New Jersey Higher Education
Student Assistance Authority,
2.375%, 12/01/2029 (Callable 06/01/2028)	1,070,000	1,091,930
New Jersey Housing &
Mortgage Finance Agency:
4.500%, 10/01/2048 (Callable 10/01/2027)	645,000	717,212
4.750%, 10/01/2050 (Callable 04/01/2028)	1,440,000	1,608,919
New Jersey Transportation
Trust Fund Authority:
5.000%, 12/15/2023	275,000	299,292
5.250%, 12/15/2023	360,000	393,544
5.000%, 06/15/2024	800,000	885,734
0.000%, 12/15/2024 (Insured by AGC)	520,000	507,829
0.000%, 12/15/2026 (Insured by AMBAC)	110,000	103,622
5.000%, 12/15/2026	1,390,000	1,664,832
North Hudson Sewerage Authority,
0.000%, 08/01/2025 (ETM)
(Insured by NATL)	25,000	24,157
Nutley School District,
4.000%, 07/15/2028 (Callable 07/15/2025)
(Insured by AGM)	1,465,000	1,634,911
Passaic Valley Sewerage Commission,
3.000%, 12/01/2029 (Callable 12/01/2028)
(Insured by AGM)	5,555,000	6,231,920
Salem County Improvement Authority:
4.000%, 08/15/2022 (Insured by AGM)	265,000	270,588
4.000%, 08/15/2024 (Insured by AGM)	350,000	378,277
4.000%, 08/15/2026 (Insured by AGM)	475,000	534,418
South Jersey Transportation Authority,
5.000%, 11/01/2029
(Pre-refunded to 11/01/2022)	125,000	129,956
State of New Jersey:
5.000%, 06/01/2025	6,500,000	7,450,717
4.000%, 06/01/2030
(Pre-refunded to 06/01/2023)	150,000	157,831
Tender Option Bond Trust:
0.170%, 07/01/2025
(Optional Put Date 01/07/2022)(1)(3)	600,000	600,000
0.130%, 06/15/2050(1)	13,640,000	13,640,000
Township of Little Falls NJ,
0.050%, 08/01/2025	650,000	628,562
Township of Maple Shade NJ,
4.000%, 02/15/2028 (Callable 02/15/2026)	100,000	111,684
Washington Township
Municipal Utilities Authority,
0.000%, 12/15/2023 (Insured by NATL)	25,000	24,567
Total New Jersey
(Cost $70,353,101)		70,955,081	3.1%
New Mexico
Lea County Public School District No. 8:
4.000%, 09/15/2027 (Callable 09/15/2026)
(Insured by ST AID)	515,000	587,818
4.000%, 09/15/2028 (Callable 09/15/2026)
(Insured by ST AID)	500,000	568,469
New Mexico Hospital Equipment Loan Council,
4.750%, 07/01/2022	85,000	86,842
New Mexico Mortgage Finance Authority:
3.500%, 03/01/2045 (Callable 03/01/2026)	65,000	69,298
3.750%, 03/01/2048 (Callable 03/01/2027)
(Insured by GNMA)	215,000	232,422
4.250%, 07/01/2049 (Callable 01/01/2028)
(Insured by GNMA)	80,000	88,223
3.750%, 01/01/2050 (Callable 01/01/2029)
(Insured by GNMA)	1,700,000	1,856,860
4.250%, 01/01/2050 (Callable 07/01/2028)
(Insured by GNMA)	2,360,000	2,606,015
3.500%, 01/01/2051 (Callable 07/01/2029)
(Insured by GNMA)	4,545,000	4,932,343
3.000%, 07/01/2052 (Callable 01/01/2031)
(Insured by GNMA)	5,605,000	6,070,504
Total New Mexico
(Cost $16,989,439)		17,098,794	0.7%
New York
Albany Capital Resource Corp.,
5.000%, 05/01/2027 (Callable 05/01/2026)	1,000,000	1,176,782
Albany County Capital Resource Corp.,
2.600%, 07/01/2025	840,000	825,927
BluePath TE Trust,
2.750%, 09/01/2026
(Callable 01/31/2022)(3)	910,108	918,526
City of New York NY:
5.000%, 08/01/2022	185,000	190,154
5.000%, 08/01/2038 (Callable 08/01/2023)
(Mandatory Tender Date 02/01/2024)(1)	6,150,000	6,583,726
0.150%, 04/01/2042 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	15,500,000	15,500,000
0.160%, 04/01/2042 (Optional Put
Date 01/03/2022)(1)	4,000,000	4,000,000

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Plattsburgh NY,
5.000%, 06/15/2026 (Insured by AGM)	$495,000	$580,530
City of Poughkeepsie NY:
4.000%, 04/15/2024	280,000	298,766
4.000%, 04/15/2026	450,000	501,657
County of Nassau NY,
5.000%, 04/01/2026
(Pre-refunded to 04/01/2024)	13,660,000	15,072,023
County of Rockland NY,
5.000%, 03/01/2023 (Insured by AGM)	415,000	438,025
County of Suffolk NY:
5.000%, 05/01/2023	2,845,000	2,997,776
5.000%, 05/01/2027 (Callable 05/01/2024)	500,000	549,829
Geneva Development Corp.:
5.000%, 09/01/2023
(Pre-refunded to 09/01/2022)	450,000	464,309
5.000%, 09/01/2023 (ETM)	30,000	32,338
5.000%, 09/01/2024
(Pre-refunded to 09/01/2023)	50,000	53,897
Hempstead Town Local Development Corp.,
5.000%, 07/01/2025 (Callable 07/01/2023)	815,000	870,797
Huntington Local Development Corp.:
3.000%, 07/01/2025	1,130,000	1,136,342
4.000%, 07/01/2027	4,950,000	5,206,590
Long Island Power Authority:
0.821%, 05/01/2033
(1 Month LIBOR USD + 0.750%)
(Callable 10/01/2022) (Mandatory Tender
Date 10/01/2023)(2)	5,560,000	5,560,437
1.650%, 09/01/2049 (Callable 03/01/2024)
(Mandatory Tender Date 09/01/2024)(1)	2,550,000	2,611,298
Metropolitan Transportation Authority:
4.000%, 02/01/2022	1,565,000	1,569,462
5.000%, 03/01/2022	445,000	448,379
5.000%, 05/15/2022	525,000	534,135
5.000%, 09/01/2022	3,250,000	3,351,010
5.000%, 11/15/2023	150,000	162,497
0.618%, 11/01/2030
(1 Month LIBOR USD + 0.550%)
(Mandatory Tender Date 11/01/2022)(2)	2,830,000	2,837,784
5.000%, 11/15/2048 (Mandatory Tender
Date 11/15/2022)(1)	1,050,000	1,091,224
New York City Housing Development Corp.:
2.950%, 11/01/2045 (Callable 05/01/2025)
(Mandatory Tender Date 02/01/2026)
(Insured by FNMA)(1)	225,000	240,112
2.750%, 05/01/2050 (Callable 12/01/2022)
(Mandatory Tender Date 12/29/2023)(1)	300,000	306,403
2.100%, 11/01/2058 (Callable 02/01/2022)
(Mandatory Tender Date 07/03/2023)(1)	330,000	330,424
0.700%, 11/01/2060 (Callable 05/01/2023)
(Mandatory Tender Date 05/01/2025)
(Insured by FHA)(1)	5,090,000	5,095,724
New York City Water & Sewer System,
5.000%, 06/15/2030 (Callable 12/15/2025)	3,710,000	4,337,701
New York Liberty Development Corp.:
0.260%, 10/01/2035
(Optional Put Date 01/07/2022)(1)(3)	3,750,000	3,750,000
0.260%, 10/01/2035
(Optional Put Date 01/07/2022)(1)(3)	3,464,000	3,464,000
New York State Dormitory Authority:
5.000%, 07/01/2028 (Callable 07/01/2025)	505,000	577,960
5.000%, 10/01/2032 (Callable 10/01/2026)
(Insured by AGM)	820,000	980,415
5.000%, 05/01/2048 (Callable 11/01/2025)
(Mandatory Tender Date 05/01/2026)(1)	2,375,000	2,753,115
New York State Housing Finance Agency:
1.600%, 11/01/2024
(Callable 01/21/2022)	5,815,000	5,845,459
0.750%, 11/01/2025 (Callable 01/21/2022)
(Insured by SONYMA)	5,525,000	5,525,705
New York Transportation Development Corp.,
5.000%, 12/01/2027	900,000	1,092,530
Oneida County Local Development Corp.,
5.000%, 12/01/2029 (Callable 12/01/2023)
(Insured by AGM)	715,000	769,355
St. Lawrence County Industrial
Development Agency:
5.000%, 07/01/2025 (Callable 01/01/2023)	235,000	244,939
5.000%, 07/01/2026	315,000	371,563
5.000%, 07/01/2027 (Callable 01/01/2023)	315,000	327,912
5.000%, 07/01/2027 (Callable 07/01/2026)	200,000	234,759
State of New York Mortgage Agency:
3.500%, 10/01/2043 (Callable 04/01/2023)	110,000	113,825
4.000%, 10/01/2046 (Callable 04/01/2025)	205,000	216,510
Town of Oyster Bay NY:
3.000%, 02/01/2022	3,285,000	3,291,687
4.000%, 02/15/2026 (Insured by BAM)	95,000	107,732
Triborough Bridge & Tunnel Authority,
0.414%, 01/01/2032 (SOFR + 0.380%)
(Callable 11/01/2023) (Mandatory Tender
Date 02/01/2024)(2)	2,825,000	2,829,514
Utility Debt Securitization Authority,
5.000%, 12/15/2025 (Callable 12/15/2023)	210,000	228,852
Westchester County Local Development Corp.,
3.200%, 07/01/2028(3)	3,000,000	3,019,561
Total New York
(Cost $120,663,059)		121,619,977	5.3%
North Carolina
Durham Housing Authority,
5.000%, 12/01/2035
(Pre-refunded to 12/01/2022)	255,000	265,414
North Carolina Capital
Facilities Finance Agency,
5.000%, 06/01/2022 (Insured by AGC)	100,000	101,823
North Carolina Eastern
Municipal Power Agency,
6.000%, 01/01/2022 (ETM)	155,000	155,000
North Carolina Housing Finance Agency:
4.000%, 07/01/2048 (Callable 07/01/2027)
(Insured by GNMA)	275,000	299,232
4.000%, 01/01/2050 (Callable 07/01/2028)
(Insured by GNMA)	1,940,000	2,135,041
4.000%, 07/01/2050 (Callable 07/01/2029)	2,995,000	3,322,558
North Carolina Medical Care Commission:
4.000%, 10/01/2027	600,000	702,016
4.000%, 06/01/2030 (Callable 06/01/2026)	250,000	280,445
2.200%, 12/01/2048 (Callable 06/01/2022)
(Mandatory Tender Date 12/01/2022)(1)	1,845,000	1,858,893
State of North Carolina,
5.000%, 05/01/2024 (Callable 05/01/2023)	1,250,000	1,326,550
University of North Carolina at Chapel Hill,
0.468%, 12/01/2041
(1 Month LIBOR USD + 0.400%)
(Callable 03/09/2022) (Mandatory Tender
Date 11/09/2022)(2)	5,000,000	5,006,286
Total North Carolina
(Cost $15,234,673)		15,453,258	0.7%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Dakota
Cass County Joint Water Resource District,
0.480%, 05/01/2024
(Callable 11/01/2022)	$5,200,000	$5,202,460
City of Horace ND:
3.000%, 05/01/2023	190,000	195,951
0.650%, 08/01/2023 (Callable 08/01/2022)	2,960,000	2,960,284
3.000%, 05/01/2025	250,000	266,864
3.000%, 05/01/2025	205,000	218,829
3.000%, 05/01/2026	345,000	372,723
3.000%, 05/01/2026	100,000	108,036
3.000%, 05/01/2027 (Callable 05/01/2026)	265,000	284,359
3.000%, 05/01/2028 (Callable 05/01/2027)	305,000	329,478
City of Mandan ND,
2.750%, 09/01/2041 (Callable 01/31/2022)	195,000	195,062
City of Watford City ND,
3.000%, 12/01/2023 (Insured by AGM)	1,825,000	1,890,853
City of West Fargo ND:
5.000%, 05/01/2022	200,000	203,087
4.000%, 05/01/2024	900,000	972,229
City of Williston ND,
4.250%, 07/15/2025 (Callable 07/15/2022)	775,000	789,056
County of Burleigh ND:
2.750%, 02/01/2022 (Callable 01/21/2022)	10,000,000	10,003,230
4.000%, 11/01/2029 (Pre-refunded
to 11/01/2022) (Insured by AGM)	400,000	412,459
4.500%, 07/01/2032
(Pre-refunded to 07/01/2022)	360,000	367,342
County of McKenzie ND:
5.000%, 08/01/2022	1,000,000	1,022,982
5.000%, 08/01/2023	2,300,000	2,439,916
County of Ward ND,
4.000%, 04/01/2024 (Callable 04/01/2023)
(Insured by AGM)	400,000	417,227
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/18/2022)	650,000	650,292
North Dakota Housing Finance Agency:
4.000%, 07/01/2048 (Callable 01/01/2027)	485,000	523,527
4.000%, 01/01/2051 (Callable 07/01/2029)	2,435,000	2,694,702
University of North Dakota,
5.000%, 06/01/2024 (Insured by AGM)	800,000	887,508
Williston Parks & Recreation District:
4.500%, 03/01/2025 (Callable 01/18/2022)	300,000	300,029
4.625%, 03/01/2026 (Callable 01/18/2022)	2,620,000	2,620,319
Williston Public School District No. 1,
3.000%, 08/01/2026 (Callable 08/01/2024)
(Insured by SD CRED PROG)	1,015,000	1,065,149
Total North Dakota
(Cost $37,071,584)		37,393,953	1.6%
Ohio
Akron Bath Copley Joint
Township Hospital District,
5.000%, 11/15/2028	535,000	665,582
Alliance City School District,
2.500%, 12/01/2022
(Insured by SD CRED PROG)	200,000	204,072
City of Akron OH:
4.000%, 12/01/2025	2,000,000	2,233,490
4.000%, 12/01/2027	3,540,000	4,117,560
City of Cleveland OH,
5.000%, 10/01/2031 (Callable 04/01/2028)	570,000	705,971
City of Huron OH,
3.125%, 12/01/2024	325,000	336,595
City of Lorain OH:
3.000%, 12/01/2022 (Insured by BAM)	185,000	189,502
3.000%, 12/01/2023 (Insured by BAM)	185,000	194,011
3.000%, 12/01/2024 (Insured by BAM)	130,000	139,287
3.000%, 12/01/2025 (Insured by BAM)	135,000	147,076
3.000%, 12/01/2026 (Insured by BAM)	135,000	149,015
City of Middleburg Heights OH:
4.000%, 08/01/2025	165,000	183,440
5.000%, 08/01/2026	270,000	318,442
5.000%, 08/01/2027	280,000	337,860
City of St. Clairsville OH,
4.000%, 12/01/2023 (Insured by BAM)	340,000	363,015
City of Tiffin OH,
2.500%, 12/01/2024 (Callable 12/01/2023)	250,000	259,621
City of Waterville OH,
1.000%, 12/01/2026	2,070,000	2,082,768
Cleveland-Cuyahoga County Port Authority,
5.000%, 08/01/2026 (Callable 08/01/2024)	550,000	609,500
Columbus City Schools,
5.000%, 12/01/2030 (Callable 06/01/2026)	780,000	921,183
County of Franklin OH,
5.000%, 05/15/2030
(Pre-refunded to 05/15/2023)	270,000	287,403
County of Gallia OH,
8.000%, 07/01/2042
(Pre-refunded to 07/01/2022)	540,000	559,921
County of Holmes OH,
3.000%, 12/01/2022 (Callable 01/31/2022)
(Insured by AGM)	65,000	65,736
County of Montgomery OH:
5.000%, 11/15/2024	1,460,000	1,634,220
5.000%, 11/15/2025	2,500,000	2,890,163
5.000%, 11/15/2027	2,015,000	2,455,073
Cuyahoga Metropolitan Housing Authority:
3.000%, 12/01/2022	245,000	250,285
4.000%, 12/01/2023	310,000	328,845
4.000%, 12/01/2024	335,000	364,522
4.000%, 12/01/2025	335,000	372,376
Euclid City School District:
4.000%, 12/01/2023 (Insured by BAM)	130,000	138,543
4.000%, 12/01/2025 (Insured by BAM)	65,000	72,915
4.000%, 12/01/2026 (Insured by BAM)	100,000	114,403
Great Oaks Career Campuses
Board of Education,
4.000%, 12/01/2022	400,000	413,844
Greater Cleveland Regional Transit Authority,
5.000%, 12/01/2023	145,000	157,713
Groveport-Madison Local School District,
4.000%, 12/01/2024 (Callable 12/01/2022)
(Insured by BAM)	50,000	51,597
Miami University,
4.000%, 09/01/2027 (Callable 09/01/2022)	160,000	163,625
Northeast Ohio Medical University,
5.000%, 12/01/2025	125,000	142,994
Norton City School District,
4.000%, 11/01/2026 (Callable 11/01/2023)
(Insured by SD CRED PROG)	430,000	457,192
Ohio Air Quality Development Authority,
1.500%, 02/01/2026 (Mandatory Tender
Date 11/04/2025)(1)	2,600,000	2,624,728
Ohio Higher Educational Facility Commission:
5.000%, 11/01/2023	580,000	627,643
5.000%, 05/01/2024	705,000	775,431
5.000%, 05/01/2024	415,000	456,460
5.000%, 03/01/2025	655,000	717,068

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ohio Higher Educational
Facility Commission: (cont.)
5.000%, 05/01/2025	$595,000	$677,574
5.000%, 05/01/2025	455,000	518,145
5.000%, 05/01/2026 (Callable 05/01/2025)	750,000	851,489
Ohio Housing Finance Agency:
4.000%, 03/01/2047 (Callable 09/01/2025)
(Insured by GNMA)	75,000	79,756
3.750%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	6,595,000	7,277,127
Ohio Turnpike & Infrastructure Commission,
5.500%, 02/15/2024 (Insured by BHAC)	1,185,000	1,254,195
Port of Greater Cincinnati
Development Authority:
3.000%, 05/01/2023 (Callable 05/01/2022)	6,705,000	6,731,614
3.125%, 11/15/2023	245,000	251,021
5.000%, 04/01/2026	175,000	205,804
5.000%, 04/01/2027	250,000	301,107
4.000%, 11/15/2028	770,000	858,594
State of Ohio:
5.000%, 03/01/2026	4,100,000	4,848,253
5.000%, 04/01/2029 (Callable 04/01/2023)	25,000	26,426
Toledo OH,
5.000%, 12/01/2022	150,000	156,159
Toledo-Lucas County Port Authority,
2.000%, 11/15/2031	1,085,000	1,085,119
Troy City School District,
2.050%, 12/01/2023 (Callable 12/01/2022)	90,000	91,292
University of Akron,
5.000%, 01/01/2034 (Callable 07/01/2026)
(Insured by BAM)	2,195,000	2,577,439
Village of Cuyahoga Heights OH:
4.000%, 12/01/2023 (Insured by AGM)	95,000	100,775
4.000%, 12/01/2024 (Insured by AGM)	100,000	108,903
Wadsworth City School District,
4.000%, 12/01/2030 (Callable 12/01/2026)	325,000	370,682
Total Ohio
(Cost $57,951,892)		58,652,164	2.5%
Oklahoma
Canadian County Educational
Facilities Authority:
5.000%, 09/01/2027 (Callable 09/01/2026)	1,000,000	1,194,598
5.000%, 09/01/2028 (Callable 09/01/2026)	750,000	894,759
Catoosa Industrial Authority,
4.000%, 10/01/2028 (Callable 10/01/2026)	185,000	189,652
City of Midwest City OK,
3.000%, 06/01/2023	485,000	502,881
City of Oklahoma City OK,
2.000%, 03/01/2027	600,000	638,272
Custer County Economic Development Authority,
4.000%, 12/01/2023	450,000	477,355
Elk City Industrial Authority,
3.000%, 05/01/2022	105,000	105,898
Grady County School Finance Authority:
5.000%, 12/01/2024	565,000	628,208
5.000%, 12/01/2025	945,000	1,081,037
5.000%, 12/01/2026	1,015,000	1,190,541
5.000%, 12/01/2027 (Callable 12/01/2026)	1,065,000	1,253,196
Kingfisher County Educational
Facilities Authority,
3.000%, 03/01/2023	385,000	396,683
Muskogee Industrial Trust,
0.130%, 06/01/2027 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	2,605,000	2,605,000
Oklahoma County Finance Authority,
5.000%, 09/01/2024	350,000	390,052
Oklahoma Development Finance Authority:
4.000%, 08/01/2022	535,000	545,296
5.000%, 08/01/2023	485,000	517,107
2.600%, 03/01/2024	1,000,000	1,009,130
5.000%, 08/01/2024	585,000	640,670
5.000%, 08/15/2028 (Callable 08/15/2025)	500,000	570,127
0.210%, 08/15/2031 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	11,600,000	11,600,000
Oklahoma Municipal Power Authority:
0.450%, 01/01/2023 (SIFMA Municipal
Swap Index + 0.390%)(2)	140,000	139,997
5.000%, 01/01/2032 (Callable 01/01/2026)	415,000	481,511
Oklahoma Water Resources Board,
5.000%, 04/01/2023	750,000	794,599
Purcell Public Works Authority:
5.000%, 03/01/2024	250,000	272,712
5.000%, 03/01/2025	200,000	225,898
5.000%, 03/01/2026	435,000	506,772
5.000%, 03/01/2027	880,000	1,053,716
5.000%, 03/01/2030 (Callable 03/01/2028)	500,000	613,778
Texas County Development Authority,
4.000%, 12/01/2023	675,000	714,974
Tulsa County Industrial Authority,
5.000%, 09/01/2024	400,000	446,900
Tulsa Industrial Authority,
5.000%, 10/01/2023	790,000	835,089
University of Oklahoma,
5.000%, 07/01/2029 (Callable 07/01/2026)	3,515,000	4,147,497
Total Oklahoma
(Cost $36,452,521)		36,663,905	1.6%
Oregon
City of Portland OR,
4.500%, 05/01/2029 (Callable 05/01/2026)	3,875,000	4,502,548
Columbia County School District No. 502:
0.000%, 06/15/2027
(Insured by SCH BD GTY)(7)	540,000	645,248
0.000%, 06/15/2028
(Insured by SCH BD GTY)(7)	740,000	906,751
0.000%, 06/15/2029
(Insured by SCH BD GTY)(7)	835,000	1,046,720
County of Yamhill OR:
4.000%, 10/01/2022	500,000	512,545
4.000%, 10/01/2023	425,000	448,748
4.000%, 10/01/2024	425,000	460,503
Oregon State Business
Development Commission,
2.400%, 12/01/2040
(Mandatory Tender Date 08/14/2023)(1)	100,000	103,016
Oregon State Facilities Authority,
5.000%, 10/01/2027 (Callable 10/01/2026)	700,000	833,538
State of Oregon:
4.000%, 12/01/2048 (Callable 12/01/2026)	615,000	659,996
3.000%, 12/01/2051 (Callable 06/01/2022)	3,900,000	4,248,250
State of Oregon Housing &
Community Services Department:
3.875%, 01/01/2033 (Callable 07/01/2024)	250,000	262,176
3.500%, 07/01/2036 (Callable 01/01/2025)	55,000	57,465
4.500%, 01/01/2049 (Callable 07/01/2027)	1,065,000	1,154,538
4.500%, 07/01/2049 (Callable 07/01/2027)	295,000	321,653
Yamhill County Hospital Authority,
1.750%, 11/15/2026 (Callable 05/15/2022)	1,000,000	1,000,892
Total Oregon
(Cost $17,062,491)		17,164,587	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania
Abington Heights School District
Lackawanna County,
2.000%, 03/15/2023 (Callable 01/31/2022)
(Insured by ST AID)	$195,000	$195,234
Albert Gallatin Area School District,
4.000%, 09/01/2027 (Insured by AGM)	2,130,000	2,462,614
Aliquippa Municipal Water Authority,
2.000%, 11/15/2023 (Callable 11/15/2022)
(Insured by BAM)	250,000	253,143
Avon Grove School District,
5.000%, 11/15/2030 (Callable 11/15/2026)
(Insured by ST AID)	550,000	661,667
Blacklick Valley School District:
5.000%, 11/15/2022 (Insured by AGM)	175,000	182,150
5.000%, 11/15/2023 (Insured by AGM)	190,000	206,291
5.000%, 11/15/2024 (Insured by AGM)	200,000	225,752
Borough of Economy PA:
2.000%, 12/15/2023 (Insured by BAM)	205,000	210,753
2.000%, 12/15/2024 (Insured by BAM)	215,000	223,554
Borough of Lewistown PA:
4.000%, 09/01/2022 (Insured by AGM)	265,000	271,377
4.000%, 09/01/2023 (Insured by AGM)	315,000	333,165
4.000%, 09/01/2024 (Insured by AGM)	100,000	108,951
Bucks County Industrial
Development Authority,
5.000%, 07/01/2025	350,000	394,035
Butler County Industrial
Development Authority,
0.140%, 10/01/2030 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	5,000,000	5,000,000
Caernarvon Township Authority:
4.000%, 09/01/2023 (Insured by AGM)	100,000	105,852
4.000%, 09/01/2024 (Insured by AGM)	140,000	153,115
4.000%, 09/01/2025 (Callable 09/01/2024)
(Insured by AGM)	100,000	109,008
4.000%, 09/01/2026 (Callable 09/01/2024)
(Insured by AGM)	150,000	163,683
4.000%, 09/01/2027 (Callable 09/01/2024)
(Insured by AGM)	130,000	141,884
4.000%, 09/01/2028 (Callable 09/01/2024)
(Insured by AGM)	165,000	180,124
4.000%, 09/01/2029 (Callable 09/01/2024)
(Insured by AGM)	170,000	185,543
4.000%, 09/01/2030 (Callable 09/01/2024)
(Insured by AGM)	175,000	190,686
4.000%, 09/01/2032 (Callable 09/01/2024)
(Insured by AGM)	375,000	408,875
Carmichaels Area School District:
4.000%, 09/01/2022 (Insured by BAM)	100,000	102,400
4.000%, 09/01/2023 (Insured by BAM)	155,000	163,938
4.000%, 09/01/2024 (Insured by BAM)	220,000	239,692
Centennial School District Bucks County,
5.000%, 12/15/2022 (Insured by ST AID)	50,000	52,266
Chester County Health and
Education Facilities Authority,
7.000%, 11/01/2041
(Pre-refunded to 11/01/2023)	365,000	408,216
City of Altoona PA,
4.000%, 08/01/2027 (Insured by AGM)	110,000	127,389
City of Bradford PA:
2.500%, 11/01/2025 (Insured by AGM)	395,000	415,685
3.500%, 11/01/2028 (Callable 11/01/2025)
(Insured by AGM)	385,000	419,507
City of Erie Higher Education
Building Authority:
5.000%, 05/01/2025	160,000	180,458
5.000%, 05/01/2027	225,000	267,579
City of Oil City PA:
4.000%, 12/01/2025 (Insured by AGM)	180,000	202,068
4.000%, 12/01/2026 (Insured by AGM)	175,000	200,657
4.000%, 12/01/2027 (Insured by AGM)	200,000	232,911
4.000%, 12/01/2028 (Insured by AGM)	200,000	236,743
City of Pittston PA:
1.000%, 11/15/2022 (Insured by BAM)	100,000	100,628
4.000%, 11/15/2023 (Insured by BAM)	175,000	185,141
4.000%, 11/15/2024 (Insured by BAM)	265,000	286,853
4.000%, 11/15/2025 (Insured by BAM)	275,000	303,957
4.000%, 11/15/2026 (Callable 11/15/2025)
(Insured by BAM)	240,000	264,129
4.000%, 11/15/2027 (Callable 11/15/2025)
(Insured by BAM)	125,000	137,384
City of Wilkes-Barre PA:
4.000%, 11/15/2025 (Insured by BAM)	200,000	220,980
4.000%, 11/15/2026 (Insured by BAM)	595,000	669,515
4.000%, 11/15/2027 (Insured by BAM)	1,000,000	1,138,678
City of York PA,
5.000%, 11/15/2025	1,505,000	1,666,573
Coatesville School District,
5.000%, 08/01/2023 (Insured by AGM)	150,000	160,765
Commonwealth Financing Authority:
5.000%, 06/01/2022	265,000	270,142
5.000%, 06/01/2023	225,000	239,940
County of Allegheny PA,
0.638%, 11/01/2026 (3 Month LIBOR
USD + 0.550%) (Callable 01/31/2022)
(Insured by AGM)(2)	795,000	795,080
County of McKean PA:
4.000%, 11/01/2022 (Insured by BAM)	120,000	123,343
4.000%, 11/01/2023 (Insured by BAM)	395,000	419,904
Crawford Central School District:
4.000%, 02/15/2022 (Insured by BAM)	275,000	276,184
4.000%, 02/15/2024 (Insured by BAM)	1,505,000	1,618,767
4.000%, 02/15/2025 (Insured by BAM)	2,455,000	2,716,720
Cumberland County Municipal Authority:
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)	190,000	215,060
5.000%, 01/01/2029 (Callable 01/01/2025)	935,000	1,035,023
Delaware County Authority,
5.000%, 08/01/2031 (Callable 08/01/2025)	1,200,000	1,383,008
Delaware Valley Regional Finance Authority:
0.590%, 09/01/2048 (SIFMA Municipal
Swap Index + 0.530%) (Callable
09/01/2022) (Mandatory Tender
Date 09/01/2023)(2)	5,000,000	5,013,360
0.828%, 09/01/2048 (1 Month LIBOR
USD + 0.760%) (Callable 09/01/2023)
(Mandatory Tender Date 09/01/2024)(2)	2,000,000	2,004,953
0.948%, 09/01/2048 (1 Month LIBOR
USD + 0.880%) (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)	2,000,000	2,014,184
East Hempfield Township Industrial
Development Authority,
5.000%, 07/01/2029
(Pre-refunded to 07/01/2024)	1,730,000	1,924,976
Easton Area School District,
4.000%, 04/01/2030 (Callable 10/01/2024)
(Insured by ST AID)	1,150,000	1,260,856

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Elizabeth Forward School District,
0.000%, 09/01/2022 (ETM)
(Insured by NATL)	$250,000	$249,417
Erie City Water Authority,
4.000%, 12/01/2025
(Pre-refunded to 12/01/2022)
(Insured by AGM)	385,000	397,823
Greater Hazleton Joint Sewer Authority:
4.000%, 05/15/2022 (Insured by BAM)	255,000	258,515
4.000%, 05/15/2023 (Insured by BAM)	460,000	482,776
4.000%, 05/15/2024 (Insured by BAM)	325,000	351,649
4.000%, 05/15/2025 (Insured by BAM)	255,000	283,838
Hamburg Area School District,
4.000%, 04/01/2024 (Insured by ST AID)	845,000	912,511
Hazleton Area School District,
4.000%, 03/01/2025 (Insured by BAM)	430,000	471,458
Indiana County Municipal Services Authority:
5.000%, 10/01/2022 (Insured by BAM)(6)	50,000	50,491
5.000%, 10/01/2023 (Insured by BAM)(6)	255,000	267,549
5.000%, 10/01/2024 (Insured by BAM)(6)	270,000	292,268
5.000%, 10/01/2025 (Insured by BAM)(6)	285,000	317,162
5.000%, 10/01/2026 (Insured by BAM)(6)	300,000	342,027
5.000%, 10/01/2027 (Insured by BAM)(6)	310,000	359,807
5.000%, 10/01/2028 (Insured by BAM)(6)	325,000	382,265
Lancaster City Parking Authority,
3.000%, 12/01/2027 (Insured by BAM)	645,000	704,687
Lancaster Higher Education Authority,
5.000%, 10/01/2022 (Insured by BAM)	35,000	36,243
Lancaster Industrial Development Authority,
5.000%, 05/01/2022 (ETM)	45,000	45,706
Latrobe Industrial Development Authority:
5.000%, 03/01/2027	295,000	340,708
5.000%, 03/01/2028	115,000	134,733
5.000%, 03/01/2029	150,000	177,716
5.000%, 03/01/2030	125,000	149,352
Lehigh County Industrial
Development Authority,
1.800%, 09/01/2029
(Mandatory Tender Date 09/01/2022)(1)	5,090,000	5,134,197
Lycoming County Authority:
2.000%, 11/01/2035
(Mandatory Tender Date 11/01/2022)(1)	1,000,000	1,009,191
4.000%, 11/01/2043
(Mandatory Tender Date 05/01/2024)(1)	1,260,000	1,333,401
Montgomery County Higher
Education & Health Authority:
1.125%, 05/01/2036
(Mandatory Tender Date 05/01/2023)(7)	1,300,000	1,300,039
0.780%, 09/01/2051 (SIFMA Municipal
Swap Index + 0.720%) (Callable
01/21/2022) (Mandatory Tender
Date 09/01/2023)(2)	100,000	100,004
Montgomery County Industrial
Development Authority:
4.000%, 12/01/2022	90,000	92,831
4.000%, 12/01/2023	125,000	132,943
4.000%, 12/01/2024	200,000	219,138
4.000%, 12/01/2025	240,000	269,621
North Penn Water Authority,
0.620%, 11/01/2024
(SIFMA Municipal Swap Index + 0.560%)
(Callable 11/01/2023)(2)	845,000	848,867
North Pocono School District,
4.000%, 03/15/2024 (Insured by BAM)	230,000	248,032
Northampton County General
Purpose Authority,
1.111%, 08/15/2048
(1 Month LIBOR USD + 1.040%)
(Callable 02/15/2023) (Mandatory Tender
Date 08/15/2024)(2)	75,000	75,450
Octorara Area School District,
4.000%, 04/01/2025 (Insured by AGM)	355,000	393,016
Old Forge School District,
4.000%, 05/01/2024 (Insured by AGM)	480,000	516,551
Palmyra Area School District,
5.000%, 06/01/2030 (Callable 06/01/2025)
(Insured by ST AID)	400,000	458,944
Panther Valley School District:
4.000%, 10/15/2023 (Insured by BAM)	375,000	398,107
4.000%, 10/15/2024 (Insured by BAM)	410,000	448,247
4.000%, 10/15/2025 (Insured by BAM)	315,000	353,545
Pennsylvania Higher Educational
Facilities Authority:
5.000%, 05/01/2025	575,000	656,839
5.000%, 05/01/2026	595,000	701,783
Pennsylvania Housing Finance Agency:
5.000%, 04/01/2025	750,000	856,932
5.000%, 10/01/2025	375,000	435,213
5.000%, 04/01/2026	250,000	294,350
5.000%, 10/01/2026	325,000	388,579
5.000%, 04/01/2027	695,000	839,844
5.000%, 10/01/2027	175,000	213,495
4.000%, 10/01/2046 (Callable 04/01/2026)	115,000	122,199
4.000%, 10/01/2049 (Callable 10/01/2028)	5,340,000	5,692,336
Pennsylvania Turnpike Commission:
5.000%, 12/01/2022	50,000	52,156
0.000%, 12/01/2023	85,000	83,820
0.760%, 12/01/2023 (SIFMA Municipal
Swap Index + 0.700%)
(Callable 12/01/2022)(2)	2,150,000	2,160,006
5.000%, 12/01/2028(7)	450,000	542,642
Perkasie Regional Authority,
4.000%, 02/01/2023 (Insured by BAM)	460,000	476,976
Philadelphia Authority for
Industrial Development,
5.000%, 10/01/2026	475,000	561,116
Pittsburgh School District,
5.000%, 09/01/2027 (Insured by ST AID)	420,000	517,602
Pittsburgh Water & Sewer Authority,
0.710%, 09/01/2040 (1 Month LIBOR
USD + 0.650%) (Callable 06/01/2023)
(Mandatory Tender Date 12/01/2023)
(Insured by AGM)(2)	11,000,000	11,074,258
Pottsville Area School District:
1.000%, 05/15/2023 (Insured by BAM)	125,000	125,819
4.000%, 05/15/2024 (Insured by BAM)	200,000	215,367
4.000%, 05/15/2025 (Insured by BAM)	180,000	198,391
4.000%, 05/15/2026 (Insured by BAM)	185,000	207,822
Public Parking Authority Of Pittsburgh,
5.000%, 12/01/2026 (Callable 06/01/2025)	415,000	475,803
Reading School District:
4.000%, 04/01/2023 (Insured by BAM)	160,000	167,020
4.000%, 04/01/2023 (Insured by BAM)	565,000	589,788
5.000%, 04/01/2023 (Insured by BAM)	750,000	792,180
4.000%, 04/01/2024 (Insured by BAM)	615,000	659,837
5.000%, 04/01/2024 (Insured by BAM)	2,250,000	2,466,625
Riverside School District:
2.000%, 10/15/2022 (Insured by BAM)	415,000	420,182
4.000%, 10/15/2024 (Insured by BAM)	625,000	683,303

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Salisbury Township School District,
4.000%, 10/15/2023 (Insured by BAM)	$590,000	$626,681
Sayre Area School District:
3.000%, 05/15/2022 (Insured by BAM)	25,000	25,243
3.000%, 05/15/2024 (Insured by BAM)	25,000	26,378
Sayre Health Care Facilities Authority,
0.894%, 12/01/2024 (3 Month LIBOR
USD + 0.780%) (Callable 01/31/2022)(2)	180,000	180,791
School District of Philadelphia:
5.000%, 06/01/2024 (Insured by AGM)	535,000	588,928
5.000%, 09/01/2025 (Insured by ST AID)	135,000	156,406
5.000%, 09/01/2025 (Insured by ST AID)	500,000	577,317
5.000%, 09/01/2026 (Insured by ST AID)	1,000,000	1,181,646
School District of Reading,
5.000%, 03/01/2024 (Insured by AGM)	100,000	109,289
School District of the City of Erie:
5.000%, 04/01/2023 (Insured by AGM)	265,000	280,074
5.000%, 04/01/2024 (Insured by AGM)	230,000	251,603
5.000%, 04/01/2024 (Insured by AGM)	250,000	273,482
Scranton School District,
0.919%, 04/01/2031 (1 Month LIBOR
USD + 0.850%) (Callable 12/01/2022)
(Mandatory Tender Date 06/01/2023)
(Insured by ST AID)(2)	4,700,000	4,716,007
Scranton-Lackawanna Health and
Welfare Authority:
5.000%, 11/01/2023	35,000	37,908
5.000%, 11/01/2025	40,000	46,270
State Public School Building Authority:
5.000%, 12/01/2027 (Callable 12/01/2026)
(Insured by AGM)	1,090,000	1,318,294
0.000%, 05/15/2028 (Insured by NATL)	2,075,000	1,874,489
Steel Valley School District:
4.000%, 11/01/2022 (Insured by BAM)	190,000	195,693
4.000%, 11/01/2024 (Insured by BAM)	260,000	284,611
4.000%, 11/01/2024 (Insured by BAM)	50,000	54,733
4.000%, 11/01/2025 (Insured by BAM)	270,000	300,772
4.000%, 11/01/2025 (Insured by BAM)	50,000	55,699
4.000%, 11/01/2026 (Insured by BAM)	280,000	317,382
Township of Hampton PA,
5.900%, 02/01/2023 (Insured by FGIC)	125,000	131,779
Township of North Fayette PA,
4.000%, 04/15/2025 (Callable 04/15/2024)	210,000	227,050
University of Pittsburgh-of the Commonwealth
System of Higher Education,
0.420%, 02/15/2024
(SIFMA Municipal Swap Index + 0.360%)
(Callable 08/15/2023)(2)	2,500,000	2,509,667
Westmoreland County Industrial
Development Authority:
4.000%, 07/01/2023	375,000	394,579
4.000%, 07/01/2024	450,000	487,473
4.000%, 07/01/2025	550,000	611,643
4.000%, 07/01/2026	625,000	710,965
Westmoreland County Municipal Authority,
0.000%, 08/15/2023 (ETM)
(Insured by FGIC)	220,000	217,886
Wilkes-Barre Finance Authority,
5.000%, 11/01/2024	40,000	44,773
York City School District,
4.000%, 05/01/2025 (Insured by BAM)	3,070,000	3,392,259
Total Pennsylvania
(Cost $115,823,819)		117,283,946	5.1%
Puerto Rico
Puerto Rico Highway &
Transportation Authority,
4.600%, 07/01/2022 (ETM)
(Insured by NATL)	25,000	25,532
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	1,085,000	1,144,104
6.000%, 08/01/2026 (ETM)
(Insured by AGC)	470,000	581,723
Total Puerto Rico
(Cost $1,713,638)		1,751,359	0.1%
Rhode Island
Rhode Island Housing &
Mortgage Finance Corp.:
0.450%, 10/01/2040 (Callable 04/01/2022)
(Mandatory Tender Date 10/01/2023)
(Insured by HUD)(1)	3,250,000	3,248,669
3.500%, 10/01/2046 (Callable 04/01/2025)	15,000	15,319
3.750%, 10/01/2049 (Callable 04/01/2029)
(Insured by GNMA)	2,045,000	2,226,149
State of Rhode Island,
5.000%, 11/01/2031 (Callable 11/01/2028)	1,585,000	1,994,390
Total Rhode Island
(Cost $7,434,225)		7,484,527	0.3%
South Carolina
Barnwell Facilities Corp.:
5.000%, 09/01/2023 (Insured by BAM)	285,000	306,136
5.000%, 09/01/2024 (Insured by BAM)	280,000	312,435
City of Myrtle Beach SC,
5.000%, 10/01/2027 (Callable 10/01/2026)	1,000,000	1,182,594
City of Walhalla SC,
5.000%, 06/01/2023 (Insured by BAM)	320,000	340,544
Greenville Health System,
5.000%, 05/01/2026 (Callable 05/01/2022)	1,120,000	1,137,101
Greenwood Fifty School Facilities, Inc.,
5.000%, 12/01/2027 (Callable 06/01/2026)
(Insured by BAM)	1,125,000	1,327,415
Patriots Energy Group Financing Agency,
0.928%, 10/01/2048
(1 Month LIBOR USD + 0.860%)
(Callable 11/01/2023) (Mandatory Tender
Date 02/01/2024)(2)	1,500,000	1,514,260
Piedmont Municipal Power Agency:
5.375%, 01/01/2025 (ETM)
(Insured by NATL)	225,000	255,156
5.000%, 01/01/2029 (Callable 01/01/2025)	1,000,000	1,123,360
5.000%, 01/01/2030 (Callable 01/01/2027)	4,190,000	4,999,920
5.000%, 01/01/2032 (Callable 01/01/2027)	2,000,000	2,379,654
SCAGO Educational Facilities Corp.
for Pickens School District,
4.000%, 12/01/2031 (Callable 06/01/2025)	500,000	550,499
South Carolina Jobs-Economic
Development Authority:
5.250%, 08/01/2030
(Pre-refunded to 08/01/2023)	110,000	118,569
0.210%, 05/01/2048 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	2,075,000	2,075,000
South Carolina State Housing Finance
& Development Authority:
4.000%, 07/01/2036 (Callable 07/01/2025)
(Insured by GNMA)	115,000	123,604
4.000%, 07/01/2047 (Callable 01/01/2027)
(Insured by FHA)	450,000	482,137
4.500%, 07/01/2048 (Callable 07/01/2027)	390,000	427,647
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Carolina State Housing Finance
& Development Authority: (cont.)
4.000%, 01/01/2050
(Callable 07/01/2028)	$2,125,000	$2,363,517
4.000%, 07/01/2050 (Callable 07/01/2029)	1,900,000	2,113,647
3.000%, 01/01/2052 (Callable 07/01/2030)	2,000,000	2,166,727
Spartanburg Regional Health Services District:
5.000%, 04/15/2023 (Insured by AGM)	350,000	370,740
5.000%, 04/15/2024 (Callable 04/15/2022)	845,000	856,174
University of South Carolina,
5.000%, 05/01/2027	785,000	954,296
Total South Carolina
(Cost $27,125,438)		27,481,132	1.2%
South Dakota
Aberdeen School District No. 6-1,
2.200%, 01/01/2023 (Callable 01/31/2022)	255,000	255,339
City of Rapid City SD,
5.000%, 12/01/2025	310,000	354,881
South Dakota Health & Educational
Facilities Authority:
3.000%, 09/01/2025	100,000	106,274
3.000%, 09/01/2027	105,000	113,145
3.000%, 09/01/2028	200,000	215,472
South Dakota Housing
Development Authority,
3.000%, 11/01/2051 (Callable 05/01/2030)
(Insured by GNMA)	1,690,000	1,815,504
Total South Dakota
(Cost $2,888,167)		2,860,615	0.1%
Tennessee
City of Cleveland TN,
5.000%, 12/01/2027	3,320,000	4,117,831
City of Jackson TN:
5.000%, 04/01/2024 (ETM)	10,000	10,996
5.000%, 04/01/2024	240,000	264,013
5.000%, 04/01/2027 (Callable 04/01/2025)	665,000	756,356
City of Manchester TN,
2.000%, 08/01/2028	3,135,000	3,306,376
City of Morristown TN,
2.000%, 03/01/2029	2,015,000	2,140,070
City of Rockwood TN:
2.500%, 06/01/2026	565,000	602,929
2.500%, 06/01/2027	565,000	608,279
2.500%, 06/01/2028	545,000	589,004
Hollow Rock-Bruceton
Special School District,
3.000%, 04/01/2023	346,000	356,814
Knox County Health Educational
& Housing Facility Board:
5.000%, 04/01/2022	75,000	75,828
5.000%, 11/15/2022	400,000	416,343
5.000%, 04/01/2024	190,000	208,293
Tennergy Corp.,
4.000%, 12/01/2051 (Callable 06/01/2028)
(Mandatory Tender Date 09/01/2028)(1)	1,500,000	1,752,340
Tennessee Energy Acquisition Corp.:
5.625%, 09/01/2026	6,705,000	8,099,597
4.000%, 11/01/2049 (Callable 08/01/2025)
(Mandatory Tender Date 11/01/2025)(1)	1,745,000	1,925,942
Tennessee Housing Development Agency:
3.050%, 07/01/2029 (Callable 07/01/2024)	105,000	107,762
3.600%, 01/01/2031 (Callable 01/01/2023)	1,140,000	1,161,325
3.850%, 07/01/2032 (Callable 01/01/2025)	905,000	939,947
4.000%, 07/01/2039 (Callable 01/01/2024)	495,000	517,392
4.200%, 07/01/2042
(Callable 01/01/2022)	245,000	245,000
4.000%, 01/01/2043 (Callable 07/01/2027)	570,000	617,041
3.800%, 07/01/2043 (Callable 01/01/2022)	200,000	200,000
4.000%, 01/01/2046 (Callable 01/01/2025)	15,000	15,947
3.750%, 01/01/2050 (Callable 01/01/2029)	2,050,000	2,258,170
3.000%, 01/01/2051 (Callable 01/01/2030)	980,000	1,050,677
Wilson County Water &
Wastewater Authority,
0.000%, 03/01/2022 (Insured by ACA)	300,000	299,508
Total Tennessee
(Cost $32,094,350)		32,643,780	1.4%
Texas
Abilene Convention Center
Hotel Development Corp.:
2.500%, 10/01/2031	1,000,000	1,032,175
3.750%, 10/01/2031(3)	1,120,000	1,166,182
Alvin Independent School District,
1.250%, 02/15/2033 (Mandatory Tender
Date 08/15/2022)(PSF Guaranteed)(1)	325,000	326,985
Arlington Higher Education Finance Corp.:
5.000%, 08/15/2022 (PSF Guaranteed)	350,000	360,028
5.000%, 08/15/2023 (PSF Guaranteed)	325,000	348,871
3.000%, 08/15/2024 (PSF Guaranteed)	150,000	159,415
5.000%, 08/15/2024 (ETM)
(PSF Guaranteed)	535,000	598,933
4.000%, 08/15/2025 (PSF Guaranteed)	330,000	368,848
5.000%, 08/15/2025 (PSF Guaranteed)	75,000	86,647
4.000%, 02/15/2026 (PSF Guaranteed)	280,000	316,188
4.000%, 08/15/2026 (PSF Guaranteed)	345,000	393,992
4.000%, 08/15/2026 (PSF Guaranteed)	200,000	225,306
4.000%, 02/15/2027 (PSF Guaranteed)	350,000	403,493
4.000%, 08/15/2027 (PSF Guaranteed)	360,000	418,889
4.000%, 02/15/2028 (PSF Guaranteed)	300,000	350,568
4.000%, 08/15/2028 (PSF Guaranteed)	370,000	435,964
4.000%, 08/15/2028 (PSF Guaranteed)	385,000	453,638
4.000%, 02/15/2029 (PSF Guaranteed)	285,000	338,363
Arlington Independent School District,
5.000%, 02/15/2028 (PSF Guaranteed)	1,110,000	1,384,018
Austin Independent School District,
4.000%, 08/01/2032 (Callable 08/01/2026)	1,000,000	1,142,983
Bandera Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	460,000	504,547
Beaumont Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	170,000	193,762
Boerne School District,
5.000%, 02/01/2028 (PSF Guaranteed)	1,550,000	1,932,810
Brazoria County Municipal
Utility District No. 17,
4.000%, 09/01/2024 (Callable 09/01/2023)
(Insured by AGM)	175,000	185,422
Brazoria County Municipal
Utility District No. 19:
4.000%, 09/01/2024 (Insured by AGM)	280,000	305,062
4.000%, 09/01/2026 (Insured by AGM)	100,000	114,558
Brazosport Independent School District,
5.000%, 02/15/2028 (PSF Guaranteed)	2,500,000	3,112,098
Bryan Independent School District:
4.000%, 02/15/2029 (PSF Guaranteed)	1,435,000	1,731,894
4.000%, 02/15/2030 (PSF Guaranteed)	3,680,000	4,500,573
Bryson Independent School District,
4.000%, 08/15/2030 (Callable 08/15/2027)
(PSF Guaranteed)	785,000	911,246

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Burkburnett Independent School District,
5.000%, 02/15/2031 (Callable 02/15/2025)
(PSF Guaranteed)	$1,480,000	$1,678,982
Caney Creek Municipal Utility District:
5.000%, 03/01/2022	345,000	347,470
5.000%, 03/01/2023	365,000	383,761
5.000%, 03/01/2025	405,000	457,986
Capital Area Housing Finance Corp.,
2.100%, 09/01/2037 (Callable 01/21/2022)
(Mandatory Tender Date 09/01/2022)(1)	1,640,000	1,641,832
Central Texas Regional Mobility Authority:
5.000%, 01/01/2022	460,000	460,000
5.000%, 01/01/2027 (Callable 01/01/2026)	7,495,000	8,701,717
Central Texas Turnpike System:
5.000%, 08/15/2023	205,000	220,195
0.000%, 08/15/2024 (ETM)
(Insured by AMBAC)	700,000	691,398
5.000%, 08/15/2027 (Callable 08/15/2024)	545,000	607,905
Cibolo Canyons Special Improvement District,
5.000%, 08/15/2022 (Insured by AGM)	365,000	375,412
Cimarron Municipal Utility District,
4.000%, 03/01/2025 (Insured by AGM)	70,000	76,772
Cinco Municipal Utility District,
4.000%, 12/01/2023 (Insured by BAM)	690,000	735,343
City of Austin TX,
5.000%, 11/15/2032 (Callable 11/15/2026)	560,000	669,714
City of Brownsville TX,
5.000%, 09/01/2031 (Callable 09/01/2025)	830,000	953,797
City of Dallas TX,
5.000%, 02/15/2027 (Callable 02/15/2024)	630,000	689,607
City of Del Rio TX,
5.000%, 06/01/2027	520,000	630,160
City of Denton TX:
5.000%, 12/01/2028 (Callable 12/01/2026)	1,000,000	1,197,011
5.000%, 12/01/2033 (Callable 12/01/2026)	900,000	1,064,439
5.000%, 12/01/2034 (Callable 12/01/2026)	195,000	230,343
City of Elgin TX:
4.000%, 07/15/2023 (Insured by AGM)	155,000	163,242
4.000%, 07/15/2023 (Insured by BAM)	50,000	52,659
City of Frisco TX:
4.000%, 02/15/2027(6)	580,000	675,547
4.000%, 02/15/2028(6)	500,000	588,858
City of Hearne TX:
3.000%, 08/01/2022 (Insured by BAM)	225,000	228,368
3.000%, 08/01/2023 (Insured by BAM)	230,000	239,034
3.000%, 08/01/2024 (Insured by BAM)	240,000	254,673
City of Houston TX:
0.000%, 12/01/2024 (ETM)
(Insured by AGM)	90,000	88,783
5.500%, 12/01/2024 (ETM)
(Insured by NATL)	925,000	1,015,478
0.000%, 12/01/2025 (ETM)
(Insured by AGM)	500,000	488,353
City of Pearland TX,
5.000%, 03/01/2030 (Callable 03/01/2026)	2,180,000	2,553,307
City of San Antonio TX:
5.000%, 02/01/2031 (Callable 08/01/2026)	2,820,000	3,349,611
2.750%, 02/01/2048 (Mandatory Tender
Date 12/01/2022)(1)	1,080,000	1,103,837
City of Temple TX,
5.000%, 08/01/2028 (Insured by BAM)	150,000	185,347
City of Waxahachie TX,
4.000%, 08/01/2028 (Callable 08/01/2026)	845,000	967,049
City of Wilmer TX:
5.000%, 09/01/2026 (Insured by BAM)	410,000	487,565
5.000%, 09/01/2027 (Insured by BAM)	380,000	464,066
Clear Creek Independent School District:
5.000%, 02/15/2024 (PSF Guaranteed)	115,000	126,214
1.350%, 02/15/2032 (Mandatory Tender
Date 08/15/2022)(PSF Guaranteed)(1)	2,475,000	2,489,951
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2027 (PSF Guaranteed)	1,870,000	2,296,098
4.000%, 08/15/2032 (Callable 08/15/2026)
(PSF Guaranteed)	700,000	786,223
Collin County Water Control &
Improvement District No. 3:
2.000%, 09/15/2022 (Insured by BAM)	315,000	318,593
2.000%, 09/15/2023 (Insured by BAM)	335,000	343,030
2.000%, 09/15/2024 (Insured by BAM)	350,000	361,049
Cotulla Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	100,000	105,283
County of Archer TX,
4.000%, 02/15/2024	350,000	376,380
County of Bexar TX,
5.000%, 06/15/2029 (Callable 06/15/2026)	855,000	1,017,513
County of El Paso TX,
5.000%, 02/15/2032 (Callable 08/15/2027)	885,000	1,080,675
County of Fort Bend TX,
2.000%, 03/01/2027 (Insured by BAM)	745,000	779,777
County of McLennan TX,
5.000%, 06/01/2025 (Insured by AGM)	240,000	269,735
County of Montgomery TX,
2.000%, 09/01/2027 (Callable 09/01/2025)
(Insured by BAM)	435,000	447,069
County of Wise TX:
5.000%, 08/15/2025	500,000	574,268
5.000%, 08/15/2026	1,000,000	1,174,971
Cypress-Fairbanks Independent
School District,
1.250%, 02/15/2040 (Mandatory Tender
Date 08/15/2022)(PSF Guaranteed)(1)	625,000	628,855
Dallas Convention Center Hotel
Development Corp.,
0.000%, 01/01/2025	4,450,000	4,275,844
Dallas County Utility & Reclamation District,
5.000%, 02/15/2026	290,000	337,656
Dallas Independent School District:
4.000%, 02/15/2029 (PSF Guaranteed)	60,000	72,506
5.000%, 02/15/2036 (Pre-refunded to
02/15/2022)(PSF Guaranteed)(1)	45,000	45,250
5.000%, 02/15/2036 (Pre-refunded to
02/15/2022)(PSF Guaranteed)	305,000	306,696
5.000%, 02/15/2036 (Pre-refunded to
02/15/2022)(PSF Guaranteed)(1)	770,000	774,282
Danbury Higher Education Authority, Inc.,
5.000%, 02/15/2047 (Callable 02/15/2022)
(PSF Guaranteed)	430,000	432,055
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	1,265,000	1,535,472
Decatur Independent School District,
0.000%, 08/15/2027 (PSF Guaranteed)	925,000	878,226
Denton County Fresh Water
Supply District No. 6,
4.000%, 02/15/2023 (Insured by BAM)	275,000	286,063
Denton Independent School District,
2.000%, 08/01/2044 (Mandatory Tender
Date 08/01/2024)(PSF Guaranteed)(1)	1,705,000	1,771,082
El Paso Downtown Development Corp.,
5.000%, 08/15/2027 (Callable 08/15/2026)	1,000,000	1,175,146
Everman Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	225,000	255,999

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fort Bend County Levee
Improvement District No. 6,
3.500%, 09/01/2028 (Callable 09/01/2024)
(Insured by BAM)	$340,000	$364,810
Fort Bend County Municipal
Utility District No. 116,
4.000%, 09/01/2025 (Callable 09/01/2024)
(Insured by BAM)	325,000	353,464
Fort Bend County Municipal
Utility District No. 118:
2.000%, 09/01/2023 (Insured by AGM)	330,000	335,887
2.000%, 09/01/2024 (Insured by AGM)	350,000	362,425
Fort Bend County Municipal
Utility District No. 134B,
4.625%, 09/01/2024 (Insured by AGM)	320,000	354,088
Fort Bend County Municipal
Utility District No. 134E,
4.500%, 09/01/2022 (Insured by BAM)	330,000	339,047
Fort Bend County Municipal
Utility District No. 139:
4.000%, 09/01/2022 (Insured by BAM)	180,000	184,295
4.000%, 09/01/2023 (Insured by BAM)	190,000	200,957
4.000%, 09/01/2024 (Insured by BAM)	200,000	217,846
Fort Bend County Municipal
Utility District No. 30,
4.000%, 09/01/2024 (Insured by BAM)	500,000	543,369
Fort Bend County Municipal
Utility District No. 58:
2.000%, 04/01/2024 (Insured by BAM)	380,000	390,835
3.000%, 04/01/2024 (Insured by BAM)	605,000	635,679
3.500%, 04/01/2024 (Insured by AGM)	125,000	133,130
3.000%, 04/01/2026 (Insured by BAM)	860,000	930,751
3.000%, 04/01/2026 (Insured by BAM)	635,000	687,240
3.000%, 04/01/2027 (Insured by BAM)	410,000	446,765
Fort Bend County Municipal
Utility District No. 81,
3.000%, 09/01/2023 (Callable 01/31/2022)
(Insured by AGM)	440,000	440,872
Fort Bend Independent School District:
5.000%, 08/15/2027 (PSF Guaranteed)	300,000	369,655
5.000%, 08/15/2028 (PSF Guaranteed)	250,000	315,872
0.875%, 08/01/2050 (Mandatory Tender
Date 08/01/2025)(PSF Guaranteed)(1)	3,605,000	3,669,426
Fort Bend-Waller Counties Municipal
Utility District No. 2,
4.250%, 04/01/2029 (Callable 04/01/2026)
(Insured by AGM)	675,000	764,514
Friendswood Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	160,000	182,204
Frisco Independent School District,
5.000%, 02/15/2028 (PSF Guaranteed)	2,710,000	3,380,831
Garland Independent School District,
5.000%, 02/15/2028 (PSF Guaranteed)	1,640,000	2,048,182
Harris County Cultural Education
Facilities Finance Corp.:
5.000%, 07/01/2049 (Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(1)	655,000	783,160
0.900%, 05/15/2050 (Callable 01/31/2022)
(Mandatory Tender Date 05/15/2025)(1)	4,500,000	4,502,761
Harris County Health Facilities
Development Corp.:
5.750%, 07/01/2027 (ETM)	940,000	1,116,889
5.750%, 07/01/2027 (ETM)
(Insured by AMBAC)	4,055,000	4,817,727
Harris County Municipal Utility
District No. 120,
3.250%, 08/01/2025 (Callable 01/31/2022)
(Insured by AGM)	350,000	350,695
Harris County Municipal
Utility District No. 153,
4.000%, 09/01/2023 (Callable 09/01/2022)
(Insured by BAM)	100,000	102,301
Harris County Municipal
Utility District No. 276,
3.000%, 09/01/2024 (Insured by BAM)	445,000	473,114
Harris County Municipal
Utility District No. 284:
4.000%, 09/01/2023 (Insured by AGM)	370,000	391,337
4.000%, 09/01/2024 (Insured by AGM)	235,000	255,969
Harris County Municipal
Utility District No. 371,
4.000%, 09/01/2025 (Insured by AGM)	330,000	369,261
Harris County Municipal
Utility District No. 374,
3.000%, 09/01/2024 (Insured by BAM)	225,000	237,257
Harris County Municipal
Utility District No. 449:
3.000%, 09/01/2024 (Insured by AGM)	460,000	487,681
3.000%, 09/01/2025 (Insured by AGM)	470,000	506,139
3.000%, 09/01/2026 (Insured by AGM)	485,000	528,595
Harris County Municipal
Utility District No. 63,
3.000%, 09/01/2025 (Callable 09/01/2024)
(Insured by AGM)	100,000	106,046
Harris County Water Control &
Improvement District No. 1:
4.000%, 02/15/2027 (Insured by AGM)(6)	360,000	411,921
4.000%, 02/15/2028 (Insured by AGM)(6)	370,000	429,992
Hitchcock Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	100,000	105,237
Hunt Memorial Hospital District:
5.000%, 02/15/2024	200,000	216,230
5.000%, 02/15/2027	1,500,000	1,762,143
5.000%, 02/15/2028	1,000,000	1,198,681
Ingleside Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	120,000	134,349
Irving Hospital Authority,
5.000%, 10/15/2023	150,000	161,953
Kaufman County Municipal
Utility District No. 10,
4.500%, 03/01/2029 (Callable 03/01/2026)
(Insured by BAM)	645,000	734,851
La Vernia Independent School District,
4.000%, 08/15/2025 (PSF Guaranteed)	260,000	292,095
Lake Travis Independent School District:
2.625%, 02/15/2048 (Pre-refunded to
02/15/2022)(PSF Guaranteed)(1)	95,000	95,270
2.625%, 02/15/2048 (Pre-refunded to
02/15/2022)(PSF Guaranteed)(1)	169,999	170,474
Leander Independent School District:
0.000%, 08/15/2033 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	50,000	32,052
0.000%, 08/15/2034 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	350,000	211,436
0.000%, 08/15/2036 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	15,000	8,414
0.000%, 08/15/2036 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	100,000	53,462
0.000%, 08/15/2039 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	50,000	22,484

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Leander Independent School District: (cont.)
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	$160,000	$73,315
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	1,325,000	577,716
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	8,400,000	3,648,210
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	435,000	174,765
0.000%, 08/15/2042 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	50,000	20,659
0.000%, 08/15/2042 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	455,000	188,243
0.000%, 08/15/2043 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	40,000	15,741
0.000%, 08/15/2045 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	1,010,000	322,000
0.000%, 08/15/2046 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	1,390,000	416,408
0.000%, 08/15/2047 (Pre-refunded to
08/15/2024)(PSF Guaranteed)	75,000	21,096
Lewisville Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	20,000	22,391
Longview Independent School District,
4.000%, 02/15/2032 (Callable 02/15/2026)
(PSF Guaranteed)	1,590,000	1,794,808
Lower Colorado River Authority:
5.000%, 05/15/2024 (Callable 05/15/2022)	140,000	142,425
4.750%, 01/01/2028 (ETM)
(Insured by AGM)	310,000	349,597
5.000%, 05/15/2028 (Callable 05/15/2022)	545,000	554,439
Manor Independent School District,
5.000%, 08/01/2026 (PSF Guaranteed)	100,000	119,527
Matagorda County Navigation District No. 1,
4.000%, 06/01/2030 (Callable 06/03/2023)	5,000,000	5,228,946
Melissa Independent School District,
5.000%, 08/01/2027 (Callable 08/01/2026)
(PSF Guaranteed)	560,000	669,349
Midlothian Independent School District,
2.000%, 08/01/2051 (Mandatory Tender
Date 08/01/2024)(PSF Guaranteed)(1)	1,700,000	1,758,348
Montgomery County Health Facilities
Development Corp.,
0.000%, 07/15/2023 (ETM)	595,000	591,436
Montgomery County Municipal
Utility District No. 112:
3.000%, 10/01/2022 (Insured by BAM)	200,000	203,932
3.000%, 10/01/2024 (Insured by BAM)	215,000	228,962
Montgomery County Municipal
Utility District No. 119:
1.000%, 04/01/2024	500,000	501,601
1.000%, 04/01/2025	400,000	398,657
Montgomery County Municipal
Utility District No. 95,
3.000%, 09/01/2023 (Insured by AGM)	115,000	119,540
Montgomery Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	175,000	191,830
New Caney Independent School District:
5.000%, 02/15/2025 (PSF Guaranteed)	100,000	113,744
1.250%, 02/15/2050 (Mandatory Tender
Date 08/15/2024)(PSF Guaranteed)(1)	4,400,000	4,481,316
New Hope Cultural Education
Facilities Finance Corp.,
4.000%, 06/15/2024	50,000	53,828
Newark Higher Education Finance Corp.:
5.000%, 08/15/2023 (PSF Guaranteed)	260,000	279,228
5.000%, 08/15/2028 (Callable 08/15/2024)
(PSF Guaranteed)	705,000	780,719
North Central Texas Health Facility
Development Corp.,
5.750%, 06/01/2026 (ETM)
(Insured by NATL)	415,000	466,978
North East Independent School District,
2.200%, 08/01/2049 (Mandatory Tender
Date 08/01/2024)(PSF Guaranteed)(1)	1,225,000	1,275,211
North Lamar Independent School District:
5.000%, 02/15/2026 (PSF Guaranteed)	450,000	530,136
5.000%, 02/15/2027 (PSF Guaranteed)	315,000	382,351
5.000%, 02/15/2028 (PSF Guaranteed)	210,000	261,133
5.000%, 02/15/2029 (PSF Guaranteed)	500,000	637,327
North Mission Glen Municipal Utility District,
3.000%, 09/01/2024 (Insured by AGM)	185,000	196,688
North Texas Education Finance Corp.,
5.250%, 12/01/2047
(Pre-refunded to 06/01/2022)	1,600,000	1,632,823
North Texas Tollway Authority,
5.000%, 01/01/2022	25,000	25,000
Northeast Travis County Utility District,
0.000%, 09/01/2024 (Insured by BAM)	470,000	455,640
Northgate Crossing Road Utility District,
0.000%, 12/01/2022 (Callable 01/31/2022)
(Insured by AGM)	100,000	96,913
Northside Independent School District:
5.000%, 08/15/2022 (PSF Guaranteed)	110,000	113,290
1.750%, 06/01/2032 (Callable 01/21/2022)
(Mandatory Tender Date 06/01/2022)
(PSF Guaranteed)(1)	1,065,000	1,066,746
1.600%, 08/01/2049 (Mandatory Tender
Date 08/01/2024)(PSF Guaranteed)(1)	3,355,000	3,443,762
Northwest Harris County Municipal
Utility District No. 19:
2.000%, 10/01/2022 (Insured by AGM)	105,000	106,256
2.000%, 10/01/2023 (Insured by AGM)	105,000	107,684
3.000%, 10/01/2024 (Insured by AGM)	110,000	117,143
3.000%, 10/01/2025 (Insured by AGM)	200,000	216,193
3.000%, 10/01/2027 (Callable 10/01/2026)
(Insured by AGM)	225,000	245,428
Odessa Junior College District,
4.000%, 07/01/2029
(Pre-refunded to 07/01/2022)
(Insured by AGM)	215,000	219,100
Orange County Water Control &
Improvement District No. 1,
4.000%, 02/15/2027 (Insured by AGM)(6)	630,000	721,536
Palestine Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	135,000	147,773
Paloma Lake Municipal Utility District No. 1,
2.000%, 09/01/2022 (Insured by NATL)	150,000	151,579
Paseo del Este Municipal Utility District No. 10:
4.000%, 08/15/2022 (Insured by AGM)	160,000	163,594
4.000%, 08/15/2023 (Insured by AGM)	130,000	137,438
4.000%, 08/15/2024 (Insured by AGM)	180,000	195,862
Plano Independent School District,
5.000%, 02/15/2028 (Callable 02/15/2026)
(PSF Guaranteed)	2,000,000	2,351,701
Port of Port Arthur Navigation District:
0.060%, 04/01/2040
(Optional Put Date 01/03/2022)(1)	16,000,000	16,000,000
0.060%, 04/01/2040
(Optional Put Date 01/03/2022)(1)	11,535,000	11,535,000

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Port of Port Arthur Navigation District: (cont.)
0.130%, 11/01/2040 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	$10,000,000	$10,000,000
Prosper Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	110,000	120,751
Red River Education Finance Corp.:
3.000%, 06/01/2022	655,000	661,987
5.000%, 06/01/2022	880,000	896,560
Remington Municipal Utility District No. 1,
3.000%, 09/01/2022 (Insured by AGM)	100,000	101,749
Rockwall Independent School District:
0.000%, 02/15/2023 (PSF Guaranteed)	1,000,000	996,809
0.000%, 02/15/2024 (PSF Guaranteed)	1,270,000	1,259,187
San Benito Consolidated
Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	100,000	109,506
Sedona Lakes Municipal Utility District No. 1,
3.000%, 09/01/2024 (Insured by BAM)	105,000	111,605
Sherman Independent School District,
5.000%, 02/15/2026 (Pre-refunded to
02/15/2024) (PSF Guaranteed)	1,000,000	1,098,710
Sienna Plantation:
2.000%, 09/01/2027 (Callable 09/01/2025)
(Insured by AGM)	500,000	510,083
2.000%, 09/01/2028 (Callable 09/01/2025)
(Insured by AGM)	315,000	320,546
South Shore Harbor Municipal
Utility District No. 7,
4.000%, 09/01/2023 (Insured by BAM)	370,000	391,590
Southwest Houston Redevelopment Authority,
5.000%, 09/01/2025 (Insured by AGM)	250,000	284,668
Southwest Texas Junior College District,
4.000%, 10/01/2023 (Insured by BAM)	100,000	105,947
Spring Creek Utility District of
Montgomery County:
2.500%, 10/01/2023 (Insured by AGM)	150,000	155,345
3.000%, 10/01/2023 (Insured by AGM)	145,000	151,424
State of Texas:
4.000%, 08/01/2027 (Callable 08/01/2025)	2,250,000	2,523,456
5.000%, 10/01/2027 (Callable 10/01/2025)	1,210,000	1,408,194
4.000%, 08/01/2028 (Callable 08/01/2025)	1,250,000	1,400,503
4.000%, 08/01/2029 (Callable 08/01/2025)	1,500,000	1,678,905
Tarrant County Cultural Education
Facilities Finance Corp.:
5.000%, 11/15/2023	210,000	226,899
5.000%, 11/15/2024	275,000	308,566
5.000%, 10/01/2025 (Callable 10/01/2023)	2,110,000	2,276,216
2.250%, 11/15/2025	225,000	237,454
5.000%, 10/01/2027 (Callable 10/01/2023)	300,000	323,414
Taylor Independent School District,
3.000%, 02/15/2023 (PSF Guaranteed)	815,000	838,274
Tender Option Bond Trust:
0.180%, 01/01/2029
(Optional Put Date 01/07/2022)(1)(3)	5,875,000	5,875,000
0.140%, 03/01/2051 (Callable 03/01/2031)
(Optional Put Date 01/07/2022)(1)(3)	3,050,000	3,050,000
Texas Department of Housing
& Community Affairs,
4.750%, 03/01/2049 (Callable 09/01/2027)
(Insured by GNMA)	665,000	731,836
Texas Municipal Gas Acquisition
& Supply Corp. I:
1.586%, 12/15/2026
(3 Month LIBOR USD + 1.450%)
(Callable 01/03/2022)(2)	7,800,000	7,801,798
5.250%, 12/15/2026	725,000	875,266
6.250%, 12/15/2026	2,490,000	2,897,430
Texas Municipal Gas Acquisition
& Supply Corp. III:
5.000%, 12/15/2024	1,000,000	1,120,992
5.000%, 12/15/2025	2,125,000	2,456,624
5.000%, 12/15/2027	7,000,000	8,495,716
Texas Municipal Gas Acquisition
and Supply Corp. II,
1.006%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	24,000,000	24,311,993
Texas Public Finance Authority,
5.000%, 12/01/2027 (Callable 06/01/2025)	975,000	1,110,134
Texas State Affordable Housing Corp.,
4.250%, 03/01/2049 (Callable 03/01/2029)
(Insured by GNMA)	460,000	504,192
Timber Lane Utility District,
3.000%, 08/01/2028 (Callable 08/01/2025)
(Insured by BAM)	1,000,000	1,069,886
Tioga Independent School
District Public Facility Corp.:
4.000%, 08/15/2022	450,000	455,207
4.000%, 08/15/2023	470,000	483,711
4.000%, 08/15/2024	185,000	193,362
3.250%, 08/15/2026 (Callable 08/15/2024)	195,000	199,023
Town of Providence Village TX,
4.000%, 03/01/2024 (Insured by BAM)	275,000	295,276
Upper Trinity Regional Water District,
5.000%, 08/01/2024 (Callable 08/01/2022)
(Insured by AGM)	195,000	200,157
Viridian Municipal Management District:
6.000%, 12/01/2023 (Insured by BAM)	50,000	55,182
4.000%, 12/01/2024 (Insured by BAM)	425,000	465,282
4.000%, 12/01/2025 (Callable 12/01/2024)
(Insured by BAM)	440,000	481,971
4.000%, 12/01/2026 (Callable 12/01/2023)
(Insured by AGM)	340,000	361,739
4.000%, 12/01/2026 (Callable 12/01/2024)
(Insured by BAM)	460,000	501,232
4.000%, 12/01/2027 (Callable 12/01/2024)
(Insured by BAM)	475,000	514,719
4.000%, 12/01/2028 (Callable 12/01/2024)
(Insured by BAM)	495,000	535,502
4.000%, 12/01/2028 (Callable 12/01/2024)
(Insured by BAM)	455,000	492,229
4.000%, 12/01/2029 (Callable 12/01/2024)
(Insured by BAM)	685,000	738,594
West Harris County Municipal
Utility District No. 17,
3.000%, 09/01/2023 (Insured by AGM)	360,000	374,213
Willow Creek Farms Municipal Utility District:
2.400%, 09/01/2023 (Insured by AGM)	45,000	46,226
3.500%, 09/01/2023 (Insured by AGM)	125,000	130,923
Wink-Loving Independent School District:
5.000%, 02/15/2026 (Pre-refunded to
02/15/2023)(PSF Guaranteed)	1,995,000	2,101,681
5.000%, 02/15/2027 (Pre-refunded to
02/15/2023) (PSF Guaranteed)	530,000	558,341
3.000%, 02/15/2028 (Callable 02/15/2023)
(PSF Guaranteed)	450,000	461,675
3.000%, 02/15/2029 (Callable 02/15/2023)
(PSF Guaranteed)	600,000	615,474
3.000%, 02/15/2030 (Callable 02/15/2023)
(PSF Guaranteed)	715,000	733,151
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wink-Loving Independent
School District: (cont.)
3.000%, 02/15/2031 (Callable 02/15/2023)
(PSF Guaranteed)	$560,000	$574,167
Total Texas
(Cost $287,989,284)		289,978,473	12.6%
Utah
County of Utah UT:
5.000%, 05/15/2057 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)(1)	410,000	448,831
5.000%, 05/15/2060 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)(1)	100,000	111,600
Emery County UT,
0.070%, 11/01/2024(1)	4,000,000	4,000,000
University of Utah:
5.000%, 08/01/2025	450,000	521,811
5.000%, 08/01/2025	285,000	330,480
5.000%, 08/01/2026	380,000	455,341
5.000%, 08/01/2026	300,000	359,480
5.000%, 08/01/2027	500,000	616,080
5.000%, 08/01/2027	315,000	388,130
5.000%, 08/01/2028	370,000	467,586
5.000%, 08/01/2028	335,000	423,355
5.000%, 08/01/2029	350,000	452,409
5.000%, 08/01/2029	350,000	452,409
Utah Charter School Finance Authority:
4.000%, 04/15/2022 (Insured by UT CSCE)	250,000	252,447
5.000%, 04/15/2022 (Insured by UT CSCE)	110,000	111,384
5.000%, 04/15/2023 (Insured by UT CSCE)	160,000	168,950
4.000%, 04/15/2024 (Insured by UT CSCE)	100,000	106,819
5.000%, 04/15/2024 (Insured by UT CSCE)	240,000	261,766
5.000%, 10/15/2024 (Insured by UT CSCE)	355,000	394,760
5.000%, 04/15/2025 (Insured by UT CSCE)	135,000	152,336
5.000%, 04/15/2026 (Insured by UT CSCE)	150,000	174,270
3.625%, 06/15/2029
(Callable 06/15/2027)(3)	480,000	502,225
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)
(Insured by FHA)	45,000	47,915
Utah Infrastructure Agency:
4.000%, 10/15/2023	180,000	191,423
4.000%, 10/15/2024	190,000	206,623
4.000%, 10/15/2025	100,000	111,246
Vineyard Redevelopment Agency:
5.000%, 05/01/2025 (Insured by AGM)	730,000	833,900
5.000%, 05/01/2026 (Insured by AGM)	740,000	871,423
5.000%, 05/01/2028 (Insured by AGM)	445,000	550,470
Total Utah
(Cost $13,963,718)		13,965,469	0.6%
Vermont
Vermont Educational & Health
Buildings Financing Agency:
5.000%, 12/01/2032 (Callable 06/01/2026)	1,120,000	1,314,221
5.000%, 12/01/2033 (Callable 06/01/2026)	2,445,000	2,865,528
Vermont Housing Finance Agency:
4.000%, 11/01/2044 (Callable 11/01/2023)	50,000	52,917
4.000%, 11/01/2048 (Callable 05/01/2027)	1,100,000	1,181,694
4.000%, 11/01/2049 (Callable 05/01/2028)
(Insured by GNMA)	2,270,000	2,524,903
3.750%, 11/01/2050 (Callable 05/01/2029)
(Insured by GNMA)	1,435,000	1,570,703
Vermont Municipal Bond Bank,
5.000%, 12/01/2029 (Callable 12/01/2026)	500,000	601,769
Vermont Public Power Supply Authority:
5.000%, 07/01/2022	380,000	388,492
5.000%, 07/01/2025	520,000	593,848
5.000%, 07/01/2026	500,000	587,130
Total Vermont
(Cost $11,556,446)		11,681,205	0.5%
Virginia
City of Petersburg VA,
4.000%, 11/01/2025 (Pre-refunded to
11/01/2022) (Insured by ST AID)	895,000	923,254
Hampton Roads Transportation
Accountability Commission,
5.000%, 07/01/2026	5,000,000	5,965,968
Henry County Industrial
Development Authority,
2.000%, 11/01/2023 (Callable 01/31/2022)	3,250,000	3,253,734
Virginia Housing Development Authority,
2.490%, 01/01/2022	1,000,000	1,000,000
Virginia Public Building Authority,
5.000%, 08/01/2028	8,750,000	11,045,006
Wise County Industrial
Development Authority,
1.200%, 11/01/2040 (Mandatory Tender
Date 05/31/2024)(1)	1,905,000	1,936,108
Total Virginia
(Cost $24,120,221)		24,124,070	1.0%
Washington
Central Puget Sound Regional
Transit Authority:
0.260%, 11/01/2045
(SIFMA Municipal Swap Index + 0.200%)
(Callable 11/01/2025) (Mandatory Tender
Date 11/01/2026)(2)	9,000,000	9,085,594
0.510%, 11/01/2045 (SIFMA Municipal
Swap Index + 0.450%)
(Callable 11/01/2022) (Mandatory
Tender Date 11/01/2023)(2)	100,000	100,342
Central Washington University:
4.000%, 05/01/2024 (Callable 05/01/2023)	260,000	271,922
4.000%, 05/01/2026 (Callable 05/01/2023)	410,000	427,351
5.000%, 05/01/2026 (Insured by BAM)	410,000	483,390
City of Seattle WA:
0.310%, 05/01/2045 (SIFMA Municipal
Swap Index + 0.250%)
(Callable 05/01/2026) (Mandatory
Tender Date 11/01/2026)(2)	8,420,000	8,490,798
0.550%, 11/01/2046 (SIFMA Municipal
Swap Index + 0.490%)
(Callable 11/01/2022) (Mandatory
Tender Date 11/01/2023)(2)	295,000	295,962
County of King WA,
0.875%, 01/01/2042 (Callable 04/01/2025)
(Mandatory Tender Date 01/01/2026)(1)	450,000	451,139
King County Housing Authority:
4.000%, 01/01/2022 (Insured by HUD)	100,000	100,000
3.500%, 05/01/2022	350,000	353,605
5.000%, 11/01/2026	810,000	961,081
King County Public Hospital District No. 1:
5.000%, 12/01/2031 (Callable 12/01/2026)	1,000,000	1,191,143
5.000%, 12/01/2036 (Callable 12/01/2026)	1,250,000	1,481,261
Pend Oreille County Public
Utility District No. 1:
5.000%, 01/01/2022	635,000	635,000
5.000%, 01/01/2023	665,000	693,334

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pend Oreille County Public
Utility District No. 1: (cont.)
5.000%, 01/01/2024	$1,020,000	$1,103,333
5.000%, 01/01/2024	700,000	757,044
5.000%, 01/01/2025	735,000	822,157
Port of Seattle WA,
5.000%, 02/01/2028 (Callable 02/01/2026)	1,165,000	1,364,105
San Juan County School District No. 137,
4.000%, 12/01/2028 (Callable 12/01/2022)
(Insured by SCH BD GTY)	675,000	697,356
Seattle Housing Authority:
1.250%, 06/01/2024 (Callable 12/01/2023)	1,750,000	1,768,896
1.000%, 06/01/2026 (Callable 06/01/2023)	2,000,000	2,002,463
Spokane Public Facilities District,
5.000%, 12/01/2028
(Pre-refunded to 06/01/2023)	550,000	586,844
State of Washington:
5.000%, 07/01/2024 (Callable 07/01/2022)
(Insured by ST AID)	620,000	634,665
5.000%, 07/01/2024 (Callable 07/01/2022)	375,000	383,908
Vancouver Housing Authority,
1.530%, 12/01/2022 (Callable 01/21/2022)	1,780,000	1,780,766
Washington Health Care Facilities Authority:
5.000%, 10/01/2030 (Callable 04/01/2025)	1,335,000	1,510,121
1.168%, 01/01/2042
(1 Month LIBOR USD + 1.100%)
(Callable 01/31/2022) (Mandatory Tender
Date 07/01/2022)(2)	500,000	500,136
Total Washington
(Cost $38,657,187)		38,933,716	1.7%
West Virginia
City of Fairmont WV,
5.250%, 07/01/2022 (Insured by AMBAC)	35,000	35,769
West Virginia Hospital Finance Authority,
0.210%, 06/01/2033 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	4,865,000	4,865,000
Total West Virginia
(Cost $4,900,248)		4,900,769	0.2%
Wisconsin
Appleton Redevelopment Authority,
0.100%, 06/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	19,500,000	19,500,000
Baldwin-Woodville Area School District,
2.000%, 04/01/2023 (Callable 01/31/2022)	110,000	110,129
City of Antigo WI,
2.000%, 06/01/2022	75,000	75,544
City of Kaukauna WI,
2.625%, 09/01/2024 (Callable 09/01/2022)	300,000	303,983
City of Ladysmith WI,
4.000%, 06/01/2022 (Callable 01/31/2022)	75,000	75,213
City of Marinette WI,
4.000%, 05/01/2027 (Callable 05/01/2023)	150,000	156,980
City of Menomonie WI,
3.000%, 12/01/2024	415,000	441,294
City of Milwaukee WI,
3.000%, 06/01/2030 (Callable 06/01/2026)	455,000	486,252
City of Oshkosh WI,
4.000%, 05/01/2029 (Callable 05/01/2023)	125,000	130,711
City of Plymouth WI,
2.000%, 05/01/2023 (Callable 01/31/2022)	825,000	825,949
City of West Allis WI,
2.375%, 04/01/2023 (Callable 01/13/2022)	100,000	100,054
Coleman School District,
4.000%, 03/01/2025 (Callable 03/01/2024)	200,000	214,798
County of Dunn WI,
3.000%, 10/01/2026	1,170,000	1,294,801
Greendale School District,
2.700%, 03/01/2026 (Callable 03/01/2022)	500,000	501,597
Hilbert School District,
4.000%, 04/01/2027
(Pre-refunded to 04/01/2025)	250,000	278,736
Palmyra-Eagle Area School District:
3.000%, 03/01/2024 (Callable 03/01/2023)	700,000	700,710
3.000%, 03/01/2025 (Callable 03/01/2023)	175,000	175,002
Public Finance Authority:
5.000%, 10/01/2022(3)	2,000,000	2,058,330
5.000%, 06/15/2023	395,000	416,892
5.000%, 10/01/2023(3)	2,000,000	2,133,798
4.000%, 03/01/2024	1,015,000	1,063,146
5.000%, 10/01/2024(3)	1,605,000	1,768,522
3.000%, 03/01/2026
(Callable 01/31/2022)(3)	2,250,000	2,252,018
5.000%, 10/01/2028(3)	2,000,000	2,411,880
8.375%, 06/01/2037
(Pre-refunded to 06/01/2022)	990,000	1,022,298
8.625%, 06/01/2047
(Pre-refunded to 06/01/2022)	1,245,000	1,286,886
Pulaski Community School District,
2.500%, 03/01/2023 (Callable 01/31/2022)	40,000	40,066
Southeast Wisconsin Professional
Baseball Park District,
0.000%, 12/15/2024 (ETM)
(Insured by NATL)	95,000	93,423
State of Wisconsin:
5.000%, 05/01/2026 (Callable 05/01/2023)	60,000	63,790
5.000%, 05/01/2029
(Pre-refunded to 05/01/2022)	145,000	147,301
Tender Option Bond Trust:
0.300%, 11/01/2025
(Optional Put Date 01/07/2022)(1)(3)	1,300,000	1,300,000
0.300%, 11/01/2025
(Optional Put Date 01/07/2022)(1)(3)	2,206,000	2,206,000
0.180%, 06/01/2027
(Optional Put Date 01/07/2022)(1)(3)	2,141,000	2,141,000
0.300%, 04/01/2029
(Optional Put Date 01/07/2022)(1)(3)	2,184,000	2,184,000
0.230%, 07/01/2029
(Optional Put Date 01/07/2022)(1)(3)	795,000	795,000
Town of Delavan WI,
4.500%, 03/01/2024	130,000	141,418
Town of St. Joseph WI:
3.000%, 12/01/2023 (Insured by AGM)	450,000	471,039
3.000%, 12/01/2024 (Insured by AGM)	370,000	395,321
Village of DeForest WI,
3.375%, 05/01/2023 (Callable 01/31/2022)	100,000	100,230
Village of Hales Corners WI,
3.000%, 11/01/2022	345,000	352,412
Village of Waunakee WI,
3.200%, 10/01/2026 (Callable 01/31/2022)	225,000	225,480
Whitewater Community
Development Authority,
0.120%, 06/01/2042 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	85,000	85,000
Wisconsin Center District:
5.000%, 12/15/2022	715,000	747,545
5.250%, 12/15/2023 (ETM)
(Insured by AGM)	20,000	20,696
5.250%, 12/15/2023 (Insured by AGM)	25,000	26,686
0.000%, 12/15/2024 (Insured by NATL)	100,000	96,804
5.000%, 12/15/2025	245,000	286,452

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Center District: (cont.)
5.250%, 12/15/2027 (ETM)
(Insured by AGM)	$50,000	$59,631
5.250%, 12/15/2027 (Insured by AGM)	1,295,000	1,537,360
0.000%, 12/15/2028 (Insured by AGM)	315,000	279,221
Wisconsin Health & Educational
Facilities Authority:
5.875%, 02/15/2022 (Insured by BHAC)	60,000	60,383
5.000%, 03/01/2022	230,000	231,256
5.000%, 07/01/2022	185,000	189,283
4.000%, 09/15/2022	200,000	205,068
5.000%, 03/01/2023	300,000	311,682
5.000%, 06/01/2023 (Callable 06/01/2022)	415,000	422,965
4.000%, 09/15/2023 (Callable 09/15/2022)	150,000	153,801
5.000%, 12/01/2023	150,000	163,122
4.000%, 09/15/2024
(Pre-refunded to 09/15/2023)	360,000	382,130
5.000%, 07/01/2025 (Callable 07/01/2024)	660,000	730,732
2.750%, 08/15/2025 (Callable 08/15/2024)	1,440,000	1,518,799
4.000%, 09/15/2025
(Pre-refunded to 09/15/2023)	375,000	398,052
4.000%, 09/15/2025 (Callable 09/15/2022)	200,000	205,068
4.000%, 09/15/2025(6)	765,000	819,029
5.000%, 11/01/2025	245,000	271,452
5.000%, 02/15/2026	1,000,000	1,172,292
5.000%, 02/15/2026 (Insured by AGM)	500,000	586,368
3.000%, 08/15/2026 (Callable 08/15/2024)	1,085,000	1,150,263
2.250%, 11/01/2026 (Callable 01/21/2022)	1,250,000	1,254,171
4.000%, 09/15/2027(6)	830,000	915,494
5.000%, 10/01/2027 (Callable 10/01/2022)	135,000	139,570
5.000%, 11/15/2027 (Callable 11/15/2024)	870,000	980,693
5.000%, 08/15/2029 (Callable 08/15/2027)	720,000	879,622
5.000%, 09/15/2029
(Pre-refunded to 09/15/2023)	1,365,000	1,471,983
5.000%, 11/01/2029 (Callable 11/01/2026)	500,000	572,249
5.000%, 12/15/2029 (Callable 12/15/2024)	130,000	146,419
5.000%, 09/15/2030
(Pre-refunded to 09/15/2023)	500,000	539,188
3.000%, 02/15/2035
(Pre-refunded to 08/15/2025)	190,000	206,154
5.250%, 04/15/2035
(Pre-refunded to 04/15/2023)	560,000	595,458
4.000%, 02/15/2038
(Pre-refunded to 08/15/2025)	575,000	645,063
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	3,100,000	3,664,737
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	5,300,000	5,898,447
0.610%, 08/15/2054 (SIFMA Municipal
Swap Index + 0.550%)
(Callable 07/26/2022) (Mandatory Tender
Date 07/26/2023)(2)	395,000	395,779
Wisconsin Housing & Economic
Development Authority:
3.500%, 09/01/2046 (Callable 09/01/2025)
(Insured by FNMA)	210,000	221,586
4.000%, 03/01/2048 (Callable 03/01/2027)
(Insured by FNMA)	475,000	506,493
1.600%, 11/01/2048 (Callable 01/31/2022)
(Mandatory Tender Date 11/01/2022)(1)	430,000	430,419
4.250%, 03/01/2049 (Callable 09/01/2028)
(Insured by FNMA)	765,000	845,238
3.000%, 03/01/2052 (Callable 09/01/2030)	3,365,000	3,632,701
Total Wisconsin
(Cost $85,534,120)		86,494,607	3.8%
Wyoming
Carbon County Specific Purpose
Tax Joint Powers Board:
5.000%, 06/15/2023	675,000	713,694
5.000%, 06/15/2024	735,000	804,209
5.000%, 06/15/2025	950,000	1,071,199
5.000%, 06/15/2026	340,000	392,275
4.000%, 06/15/2029 (Callable 06/15/2025)	1,540,000	1,702,876
4.000%, 06/15/2030 (Callable 06/15/2025)	1,400,000	1,543,407
County of Laramie WY,
4.000%, 05/01/2028	440,000	516,307
Wyoming Community
Development Authority:
4.000%, 12/01/2043 (Callable 06/01/2027)	800,000	840,848
3.750%, 12/01/2049 (Callable 12/01/2028)	1,625,000	1,730,477
3.000%, 06/01/2050 (Callable 12/01/2030)
(Insured by GNMA)	5,355,000	5,731,626
Total Wyoming
(Cost $15,076,378)		15,046,918	0.7%
Total Municipal Bonds
(Cost $2,177,829,575)		2,197,281,224	95.5%

	Shares
Closed-End Investment Companies
Nuveen AMT-Free Municipal Credit
Income Fund, Series B Preferred Shares:
0.300%, 03/01/2029(1)	10,000	10,000,000
Nuveen AMT-Free Municipal Credit
Income Fund, Series C Preferred Shares:
0.300%, 12/01/2031(1)	3,000	3,000,000
Nuveen AMT-Free Quality Municipal
Income Fund, Series D Preferred Shares,
0.300%, 03/01/2029(1)	12,000	12,000,000
Total Closed-End Investment Companies
(Cost $25,000,000)		25,000,000	1.1%
Total Long-Term Investments
(Cost $2,278,944,703)		2,298,429,896	99.9%
Short-Term Investment
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	998,047	998,047
Total Short-Term Investment
(Cost $998,047)		998,047	0.0%
Total Investments
(Cost $2,279,942,750)		2,299,427,943	99.9%
Other Assets in Excess of Liabilities		1,135,521	0.1%
TOTAL NET ASSETS		$2,300,563,464	100.0%
Notes to Schedule of Investments
ACA – American Capital Access
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
CA MTG – CA Mortgage Insurance
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2021

NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2021.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2021, the value of these securities totaled $166,473,768, which represented 7.24% of total net assets.

(4)	Seven-day yield.
(5)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$76,148,672	$—	$76,148,672
Municipal Bonds	—	2,197,281,224	—	2,197,281,224
Closed-End Investment Companies	—	25,000,000	—	25,000,000
Total Long-Term Investments	—	2,298,429,896	—	2,298,429,896
Short-Term Investment
Money Market Mutual Fund	998,047	—	—	998,047
Total Short-Term Investment	998,047	—	—	998,047
Total Investments	$998,047	$2,298,429,896	$—	$2,299,427,943

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
December 31, 2021 (Unaudited)

The Baird Strategic Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

Two themes dominated the municipal market in 2021—credit and cash inflows. Investors took comfort in the strong credit backdrop, as tax revenues rebounded sharply and were joined by unprecedented federal fiscal support. Generally, the more credit risk an investor accepted, the better the return they likely achieved. The tax-exempt yield curve flattened in the fourth quarter as the Fed began to unwind their easy monetary policy, tapering monthly asset purchases and signaling that rate hikes will likely begin in 2022. The result was a flatter tax-exempt yield curve as the spread between 1-30 years narrowed 20 basis points in the fourth quarter. Still, tax-free rates ended the year higher than where they began with the greatest upward adjustment in the 7-year maturity range, which rose 48 basis points. Municipal mutual funds experienced consistently positive flows in the fourth quarter and for the full year. Municipal mutual funds experienced net outflows in only one of the 52 weeks during 2021 and the cumulative net inflows in 2021 set a record of $101.7 billion, more than twice the $39.7 billion of inflows in 2020 and surpassing the previous high of $92.8 billion set in 2019. Total municipal supply of $484 billion was down 2% year-over-year, with tax-exempt supply up 10% and taxable issuances down 24%. Congress was able to pass the $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) in the fourth quarter, which included $550 billion of new infrastructure spending that will be spread out over several years. The top target for the new IIJA spending plan is roads, but funds are also directed to many other key needs, including the electric grid, rail, public transit, and broadband expansion. The plan will distribute funds primarily through matching federal grants in which state and local governments share in a portion of the project’s cost.

During 2021, the Institutional Share Class of the Fund (BSNIX) posted a net return of 2.26% vs. a 0.54% return for the Bloomberg 1-10 Year Municipal Blend Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Credit – Rewarded for an overweight to lower-quality issues
•	Curve – Benefited from active curve management and roll-down optimization
•	Security selection across the Fund’s holdings
•	Sector – An overweight to revenue bonds, especially Healthcare, Education and Transportation

Negative contributors to the Fund’s relative performance during the year include:

•	Sector – Underweight to State general obligation bonds
•	Sector – Allocation to Housing pass-through securities

We foresee the strong fiscal position of municipalities continuing in 2022, supporting a solid credit backdrop. Even with growth expected to slow, rising tax revenues and unspent federal monies should provide ample resources for municipal issuers. This expectation, however, is largely priced into the market as lower-quality issues significantly outperformed higher-quality, for example in 2021, BBB-rated issues provided 438 basis points of excess return over AAA-rated issues as spreads tightened to record levels. We expect lower-quality issues to continue to add value to a portfolio, but less so than in 2021. Long-term pension funding challenges remain for many municipalities, and it will be important to monitor how municipalities utilize the abundant resources they currently have. Security selection and structural opportunities among individual securities will continue to play a critical role in 2022. Whether it be sectors where cash flow analysis is required (e.g., Housing) or unique coupon/call features that offer additional yield, we expect to lean increasingly toward structural opportunities over credit. Finally, with rates higher year-over-year and the yield curve steeper between short-term and intermediate-term maturities, the curve continues to offer appealing roll-down and total return potential, especially in the 6-9-year segment.

The Fund will seek to capitalize on market volatility to add value from multiple decisions, including: duration, curve, credit, as well as sector weightings and individual security selection. The Fund’s underweight to duration is a near-term focus of ours while the Fund’s curve weightings will seek to optimize the roll-down benefit. We believe capturing opportunities across market sectors requires an intense focus on credit, and a focus on strong fundamental tax and revenue support remains especially important now that credit spreads have narrowed to balance risk and reward opportunities.

Baird Strategic Municipal Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$353,232,717

	SEC 30-Day Yield(4)
	Institutional Class	0.71%
	Investor Class	0.47%

	Average Effective Duration	2.85 years

	Average Effective Maturity	3.04 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	55%

Sector Weightings(1)	Number of Holdings	588

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(6)	Includes 0.25% 12b-1 fee.

Baird Strategic Municipal Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming	Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2021	Year	Inception(1)
Institutional Class Shares	2.26%	5.39%
Investor Class Shares	2.00%	5.13%
Bloomberg 1-10 Year Municipal Bond Index(2)	0.53%	2.53%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2021.
(2)
The Bloomberg 1-10 Year Municipal Bond Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Bond Index—an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market. The Bloomberg 1-10 Year Municipal Blend index tracks tax-exempt municipal General Obligation, Revenue, Insured, and Pre-refunded bonds with a minimum $5 million par amount outstanding, issued as part of a transaction of at least $50 million, and with a remaining maturity from 1 up to (but not including) 12 years. The index includes reinvestment of income. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 30% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

The Fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds. These bonds produce income that is taxable for federal income tax purposes, unlike municipal bonds which generally provide income exempt from federal income tax.

The Fund may also invest in U.S. Treasury futures contracts. Futures contracts are subject to the risk of loss caused by unanticipated market movements, the risk that there may be an imperfect correlation between the prices of futures contracts and the value of their underlying instruments or indexes, and the risk there may not be a liquid secondary market for them.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Economic Settlement Authority,
4.000%, 09/15/2033 (Callable 09/15/2026)	$1,500,000	$1,697,103
City of Huntsville AL,
5.000%, 09/01/2030	535,000	709,143
City of Sylacauga AL,
4.125%, 02/01/2040 (Callable 02/01/2025)	100,000	109,897
County of Shelby AL:
4.000%, 08/15/2033 (Callable 12/01/2024)	195,000	213,947
4.000%, 08/15/2038 (Callable 12/01/2024)	1,000,000	1,093,355
Tallassee Board of Education,
4.000%, 08/01/2034 (Callable 08/01/2030)
(Insured by AGM)	310,000	369,718
Total Alabama
(Cost $4,154,853)		4,193,163	1.2%
Alaska
Alaska Housing Finance Corp.:
4.000%, 06/01/2036
(Pre-refunded to 06/01/2025)	215,000	239,675
4.000%, 06/01/2036 (Callable 06/01/2025)	535,000	580,652
Alaska Industrial Development
& Export Authority:
4.000%, 04/01/2031 (Callable 04/01/2029)	1,800,000	2,104,902
4.250%, 04/01/2031 (Callable 04/01/2023)	185,000	192,187
Alaska Municipal Bond Bank Authority,
5.000%, 10/01/2026	175,000	209,415
City of Valdez AK,
0.080%, 05/01/2031(1)	3,000,000	3,000,000
CIVIC Ventures:
5.000%, 09/01/2022	260,000	265,679
5.000%, 09/01/2023	235,000	247,411
5.000%, 09/01/2025	170,000	188,216
5.000%, 09/01/2026 (Callable 09/01/2025)	430,000	475,275
Southeast Alaska Power Agency,
5.250%, 06/01/2029 (Callable 12/01/2024)	150,000	169,559
University of Alaska,
5.000%, 10/01/2028 (Callable 10/01/2025)	110,000	126,241
Total Alaska
(Cost $7,687,141)		7,799,212	2.2%
Arizona
Apache County Industrial
Development Authority,
4.500%, 03/01/2030 (Callable 03/01/2022)	225,000	226,395
Arizona Industrial Development Authority:
2.470%, 07/01/2025
(Insured by SD CRED PROG)	155,000	156,651
3.169%, 10/01/2025	125,000	124,851
4.750%, 10/01/2025(3)	165,000	169,360
5.000%, 10/01/2028	110,000	135,772
4.000%, 11/01/2028	1,000,000	1,177,894
5.000%, 10/01/2029	10,000	12,565
5.000%, 10/01/2030 (Callable 10/01/2026)(3)	105,000	112,976
5.000%, 10/01/2030 (Callable 10/01/2029)	140,000	174,619
4.000%, 10/01/2031 (Callable 10/01/2029)	65,000	75,329
4.000%, 10/01/2033 (Callable 10/01/2029)	100,000	115,236
4.000%, 10/01/2034 (Callable 10/01/2029)	85,000	97,708
Cochise County Community College District,
5.000%, 07/01/2026 (Callable 07/01/2025)
(Insured by BAM)	120,000	137,944
Grand Canyon University,
4.125%, 10/01/2024	1,500,000	1,535,550
Industrial Development Authority
of the County of Pima,
4.000%, 09/01/2029 (Callable 03/01/2023)	1,175,000	1,219,486
Maricopa County Industrial
Development Authority:
4.500%, 07/01/2025(3)	125,000	128,111
4.000%, 07/01/2026(3)	1,150,000	1,150,069
5.000%, 07/01/2026
(Insured by SD CRED PROG)	430,000	502,869
5.000%, 07/01/2027
(Insured by SD CRED PROG)	710,000	850,447
5.000%, 01/01/2033 (Callable 01/01/2027)	250,000	299,654
0.440%, 01/01/2035 (SIFMA Municipal
Swap Index + 0.380%) (Callable 04/18/2022)
(Mandatory Tender Date 10/18/2022)(2)	80,000	80,024
Tender Option Bond Trust,
0.290%, 07/01/2025
(Optional Put Date 01/07/2022)(1)(3)	1,500,000	1,500,000
Total Arizona
(Cost $9,885,379)		9,983,510	2.8%
Arkansas
Arkansas Development Finance Authority,
3.125%, 07/01/2036 (Callable 07/01/2028)	360,000	364,423
Batesville Public Facilities Board,
5.000%, 06/01/2027	500,000	590,015
City of Heber Springs AR,
1.625%, 06/01/2047 (Callable 06/01/2028)	1,100,000	1,103,297
City of Maumelle AR,
4.000%, 08/01/2030 (Callable 08/01/2025)	75,000	80,579
City of Prairie Grove AR,
1.750%, 06/01/2051 (Callable 12/01/2026)
(Insured by BAM)	850,000	852,740
Conway Health Facilities Board,
4.000%, 08/01/2038 (Callable 08/01/2026)	130,000	141,200
Henderson State University,
2.625%, 07/01/2022 (Callable 01/31/2022)	100,000	100,149
Lonoke School District No. 1,
2.250%, 02/01/2030 (Callable 01/31/2022)
(Insured by ST AID)	255,000	255,206
Pulaski County Public Facilities Board,
5.000%, 12/01/2042 (Callable 12/01/2024)	1,000,000	1,118,903
Southern Arkansas University,
4.000%, 03/01/2028 (Callable 03/01/2025)
(Insured by AGM)	205,000	224,393
Total Arkansas
(Cost $4,752,861)		4,830,905	1.4%
California
American Valley Community Services District,
1.500%, 11/01/2023 (Callable 11/01/2022)(3)	1,000,000	1,007,279
Bay Area Toll Authority:
1.310%, 04/01/2036 (SIFMA Municipal
Swap Index + 1.250%) (Callable 10/01/2026)
(Mandatory Tender Date 04/01/2027)(2)	1,175,000	1,226,361
1.160%, 04/01/2045 (SIFMA Municipal
Swap Index + 1.100%) (Callable 10/01/2023)
(Mandatory Tender Date 04/01/2024)(2)	1,000,000	1,016,993
0.340%, 04/01/2056 (SIFMA Municipal
Swap Index + 0.280%) (Callable 10/01/2023)
(Mandatory Tender Date 04/01/2024)(2)	2,000,000	2,005,606
California Health Facilities Financing Authority,
3.000%, 03/01/2041 (Callable 09/01/2023)
(Mandatory Tender Date 03/01/2024)(1)	950,000	985,743
California Infrastructure &
Economic Development Bank:
0.410%, 08/01/2047 (SIFMA Municipal
Swap Index + 0.350%) (Callable 08/01/2023)
(Mandatory Tender Date 08/01/2024)(2)	2,525,000	2,532,111
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
California Infrastructure &
Economic Development Bank: (cont.)
0.760%, 12/01/2050 (SIFMA Municipal
Swap Index + 0.700%) (Callable 06/01/2025)
(Mandatory Tender Date 06/01/2026)(2)	$200,000	$202,526
California Municipal Finance Authority:
5.000%, 10/01/2023	140,000	150,748
4.000%, 08/15/2041 (Callable 08/15/2031)	295,000	314,730
California Public Finance Authority:
2.375%, 11/15/2028 (Callable 05/15/2023)(3)	315,000	318,193
3.125%, 05/15/2029 (Callable 11/15/2023)(3)	250,000	253,234
California State Public Works Board,
5.000%, 08/01/2029(6)	1,740,000	2,137,921
Calipatria Unified School District,
0.000%, 08/01/2027 (Insured by ACA)	100,000	91,797
Cathedral City Public Financing Authority,
0.000%, 08/01/2032 (Insured by NATL)	1,085,000	877,371
City & County of San Francisco CA,
1.300%, 07/01/2023
(Mandatory Tender Date 01/01/2023)(1)	200,000	201,359
Hanford Joint Union High School District,
4.000%, 06/01/2049 (Callable 06/01/2026)
(Insured by AGM)	1,250,000	1,376,316
Jamul-Dulzura Union School District,
0.000%, 11/01/2027 (Insured by BAM)	585,000	544,875
Los Angeles Industrial Development Authority,
0.120%, 06/01/2025 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,325,000	1,325,000
Los Angeles Regional Airports
Improvement Corp.,
4.500%, 01/01/2027 (Callable 01/31/2022)	2,450,000	2,476,433
Los Angeles Unified School District,
2.000%, 07/01/2029 (Callable 07/01/2026)	1,000,000	1,037,863
Mayers Memorial Hospital District:
0.000%, 08/01/2026	230,000	205,010
0.000%, 08/01/2029	165,000	132,943
0.000%, 08/01/2032	210,000	152,496
0.000%, 08/01/2034	260,000	176,636
Metropolitan Water District
of Southern California,
0.200%, 07/01/2037 (SIFMA Municipal Swap
Index + 0.140%) (Callable 11/23/2023)
(Mandatory Tender Date 05/21/2024)(2)	150,000	149,909
Mizuho Floater/Residual Trust:
0.350%, 06/01/2026
(Optional Put Date 02/04/2022)(1)(3)	1,190,000	1,190,000
0.350%, 03/01/2036 (Callable 01/31/2022)
(Optional Put Date 02/04/2022)(1)(3)	2,300,000	2,300,000
0.350%, 10/01/2036 (Callable 01/31/2022)
(Optional Put Date 02/04/2022)(1)(3)	2,000,000	2,000,000
Modesto Irrigation District,
0.694%, 09/01/2027
(3 Month LIBOR USD + 0.580%)
(Callable 01/31/2022) (Insured by NATL)(2)	1,300,000	1,305,817
Oxnard School District,
2.000%, 08/01/2045 (Callable 08/01/2026)
(Insured by BAM)(5)	325,000	378,082
Riverside County Redevelopment
Successor Agency:
5.000%, 10/01/2025 (Insured by BAM)(5)	200,000	231,630
5.000%, 10/01/2041 (Callable 10/01/2026)
(Insured by BAM)(5)	80,000	94,308
Santa Cruz City High School District,
0.000%, 02/01/2024 (Insured by NATL)	200,000	196,425
Saugus Union School District
Financing Authority,
4.000%, 09/01/2027 (Insured by BAM)	650,000	751,502
Savanna School District,
0.000%, 08/01/2047 (Callable 08/01/2029)
(Insured by AGM)(5)	1,000,000	1,143,163
Tender Option Bond Trust,
0.230%, 12/15/2038(1)(3)	1,000,000	1,000,000
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 08/15/2023)	2,000,000	2,024,175
University of California,
5.000%, 05/15/2026	1,500,000	1,763,613
Western Placer Unified School District,
2.000%, 06/01/2025 (Callable 06/01/2023)	225,000	229,139
Yorba Linda Redevelopment
Agency Successor Agency,
0.000%, 09/01/2026 (Insured by NATL)	285,000	268,441
Total California
(Cost $35,527,142)		35,775,748	10.1%
Colorado
Colorado Educational &
Cultural Facilities Authority:
5.250%, 03/01/2025 (Insured by NATL)	200,000	222,694
2.000%, 09/01/2030 (Callable 09/01/2028)	550,000	549,732
Colorado Health Facilities Authority:
4.000%, 12/01/2026
(Pre-refunded to 12/01/2022)	170,000	175,900
2.125%, 05/15/2028 (Callable 05/15/2023)	750,000	752,657
2.625%, 05/15/2029 (Callable 12/15/2023)	250,000	250,880
Colorado Housing & Finance Authority,
1.350%, 02/01/2022 (Callable 01/21/2022)	345,000	345,161
Denver Health & Hospital Authority,
4.000%, 12/01/2028 (Callable 12/01/2023)	100,000	105,443
E-470 Public Highway Authority:
0.000%, 09/01/2029 (Insured by NATL)	50,000	44,724
0.384%, 09/01/2039 (SOFR + 0.350%)
(Callable 06/01/2024) (Mandatory Tender
Date 09/01/2024)(2)	1,000,000	1,002,472
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/01/2024)	565,000	570,725
Glen Metropolitan District No. 2,
2.000%, 12/01/2030 (Insured by BAM)	250,000	250,432
Poudre Tech Metropolitan District:
3.000%, 12/01/2026 (Insured by AGM)	115,000	126,647
3.000%, 12/01/2027 (Insured by AGM)	270,000	300,669
Prairie Center Metropolitan District No. 7,
4.125%, 12/15/2036 (Callable 12/15/2025)	225,000	242,454
Vauxmont Metropolitan District:
5.000%, 12/15/2032 (Callable 12/15/2024)
(Insured by AGM)	135,000	154,198
3.250%, 12/15/2050 (Callable 12/15/2024)
(Insured by AGM)	715,000	772,041
Total Colorado
(Cost $5,785,802)		5,866,829	1.7%
Connecticut
Connecticut State Health &
Educational Facilities Authority:
2.750%, 01/01/2026 (Callable 07/01/2022)(3)	200,000	201,190
3.500%, 07/01/2026	700,000	767,943
5.000%, 07/01/2027 (Callable 07/01/2026)	60,000	69,371
5.000%, 07/01/2029	400,000	493,741
5.000%, 07/01/2030	425,000	533,720
5.000%, 07/01/2045 (Callable 07/01/2025)	2,050,000	2,327,478

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut State Higher Education
Supplement Loan Authority,
5.000%, 11/15/2026	$350,000	$412,977
Town of Sprague CT:
4.000%, 09/01/2024 (Insured by BAM)	40,000	43,084
4.000%, 09/01/2025 (Insured by BAM)	55,000	60,474
Total Connecticut
(Cost $4,841,967)		4,909,978	1.4%
Florida
Capital Trust Agency, Inc.,
5.250%, 12/01/2024(3)	650,000	671,716
City of Jacksonville FL:
4.000%, 10/01/2033 (Callable 10/01/2026)	100,000	113,629
0.060%, 08/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	200,000	200,000
0.060%, 08/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	3,215,000	3,215,000
City of Orlando FL,
5.000%, 11/01/2025 (Insured by AGM)	180,000	210,440
County of Escambia FL,
0.050%, 07/01/2022
(Optional Put Date 01/03/2022)(1)	900,000	900,000
County of Miami-Dade FL,
5.000%, 10/01/2031 (Callable 10/01/2024)	160,000	177,944
Florida Development Finance Corp.:
3.000%, 06/01/2023	115,000	117,638
4.000%, 06/01/2024	105,000	111,185
4.000%, 06/15/2025(3)	445,000	488,725
Florida Housing Finance Corp.:
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	105,000	111,037
3.500%, 07/01/2046 (Callable 07/01/2024)
(Insured by GNMA)	20,000	20,530
Highlands County Health Facilities Authority,
0.060%, 11/15/2037 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,100,000	1,100,000
Miami-Dade County Industrial
Development Authority,
0.050%, 05/01/2046(1)	2,000,000	2,000,000
Mizuho Floater/Residual Trust,
0.350%, 05/01/2034
(Optional Put Date 02/04/2022)(1)(3)	1,000,000	1,000,000
Orange County Convention Center,
4.000%, 10/01/2034 (Callable 10/01/2026)	300,000	341,681
Orange County Health Facilities Authority:
3.500%, 08/01/2022	150,000	152,606
5.000%, 08/01/2028 (Callable 08/01/2024)	300,000	330,389
Palm Beach County Health Facilities Authority:
5.000%, 05/15/2023	300,000	316,507
5.000%, 05/15/2031 (Callable 05/15/2027)	305,000	355,193
Sarasota County Health Facilities Authority,
3.000%, 05/15/2023	150,000	152,730
Tender Option Bond Trust:
0.230%, 01/01/2046 (Callable 01/01/2025)
(Optional Put Date 01/07/2022)(1)(3)	1,000,000	1,000,000
0.160%, 04/01/2053 (Callable 04/01/2028)
(Optional Put Date 01/07/2022)(1)(3)	2,000,000	2,000,000
UCF Stadium Corp.:
5.000%, 03/01/2024	300,000	324,827
5.000%, 03/01/2025	370,000	413,481
Volusia County School Board,
5.000%, 08/01/2031 (Callable 08/01/2024)	1,400,000	1,554,738
Total Florida
(Cost $17,271,188)		17,379,996	4.9%
Georgia
Atlanta Development Authority,
5.000%, 07/01/2024	200,000	221,802
Atlanta Urban Residential Finance Authority,
1.350%, 01/01/2025 (Callable 07/01/2022)
(Mandatory Tender Date 01/01/2023)
(Insured by HUD)(1)(3)	600,000	601,671
Bartow County Development Authority,
1.800%, 09/01/2029 (Callable 11/19/2026)(1)	1,000,000	1,003,181
Clayton County Development Authority,
4.000%, 07/01/2034 (Callable 07/01/2027)	100,000	114,177
Development Authority of Appling County,
0.060%, 09/01/2029
(Optional Put Date 01/03/2022)(1)	1,600,000	1,600,000
Development Authority of Bulloch County,
5.000%, 07/01/2029	385,000	491,643
Development Authority of Monroe County,
0.040%, 09/01/2037
(Optional Put Date 01/03/2022)(1)	2,000,000	2,000,000
Macon-Bibb County Housing Authority,
1.625%, 10/01/2024 (Callable 04/01/2022)
(Mandatory Tender Date 10/01/2022)
(Insured by HUD)(1)	1,000,000	1,002,143
Main Street Natural Gas, Inc.:
5.000%, 05/15/2024	65,000	71,418
0.818%, 04/01/2048
(1 Month LIBOR USD + 0.750%)
(Callable 06/01/2023) (Mandatory Tender
Date 09/01/2023)(2)	460,000	462,293
0.898%, 08/01/2048
(1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023) (Mandatory Tender
Date 12/01/2023)(2)	290,000	292,264
Private Colleges & Universities Authority:
5.000%, 06/01/2023	145,000	154,415
5.000%, 06/01/2027	200,000	238,989
5.000%, 06/01/2033 (Callable 06/01/2031)	500,000	637,463
0.480%, 10/01/2039 (SIFMA Municipal
Swap Index + 0.420%) (Callable 02/16/2022)
(Mandatory Tender Date 08/16/2022)(2)	300,000	300,021
Total Georgia
(Cost $9,110,332)		9,191,480	2.6%
Guam
Antonio B. Won Pat International Airport:
6.250%, 10/01/2034
(Pre-refunded to 10/01/2023)	80,000	87,994
6.250%, 10/01/2034 (Callable 10/01/2023)	120,000	129,515
Territory of Guam:
5.000%, 01/01/2027 (Callable 01/01/2022)	400,000	400,000
5.000%, 01/01/2027 (Callable 01/01/2022)	300,000	300,000
Total Guam
(Cost $914,872)		917,509	0.3%
Illinois
Champaign & Piatt Counties
Community Unit School District No. 3,
3.500%, 09/01/2029 (Callable 09/01/2022)	180,000	181,852
Chicago Midway International Airport,
5.000%, 01/01/2030 (Callable 01/01/2024)	2,845,000	3,087,474
Chicago Park District:
5.000%, 01/01/2022 (ETM)	140,000	140,000
5.000%, 01/01/2024	225,000	244,786
5.000%, 01/01/2030
(Pre-refunded to 01/01/2024)	100,000	109,051
5.000%, 01/01/2030 (Callable 01/01/2024)	50,000	53,966
4.200%, 01/01/2031 (Callable 01/01/2022)	150,000	150,000

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Chicago IL:
5.000%, 11/01/2022	$100,000	$103,870
0.000%, 01/01/2023	325,000	320,246
5.000%, 11/01/2023	125,000	135,411
5.000%, 11/01/2027 (Callable 11/01/2026)
(Insured by BAM)	100,000	120,136
Cook County Community
College District No. 508,
5.250%, 12/01/2028 (Callable 12/01/2023)	325,000	350,462
Cook County School District No. 104,
0.000%, 12/01/2022 (ETM)	200,000	199,401
Crawford Hospital District,
4.000%, 01/01/2027 (Insured by AGM)	315,000	361,467
Eastern Illinois University,
6.350%, 04/01/2036 (Callable 01/31/2022)	1,390,000	1,390,574
Exceptional Children Have Opportunities,
4.000%, 12/01/2032 (Callable 12/01/2029)	500,000	578,839
Hoffman Estates Park District,
5.000%, 12/01/2025	500,000	553,164
Illinois Finance Authority:
4.000%, 02/15/2023	395,000	407,867
5.000%, 10/01/2023	100,000	107,496
5.000%, 11/01/2024	50,000	56,026
5.000%, 10/01/2025	150,000	172,462
5.000%, 09/01/2027 (Callable 09/01/2026)	500,000	590,501
4.000%, 11/01/2030	100,000	114,349
0.569%, 11/01/2034
(1 Month LIBOR USD + 0.500%)
(Callable 03/01/2022) (Mandatory Tender
Date 09/01/2022)(2)	2,010,000	2,010,142
4.125%, 11/15/2037 (Callable 11/15/2025)	300,000	332,127
4.250%, 05/15/2041
(Pre-refunded to 05/15/2022)	80,000	81,197
6.000%, 10/01/2048 (Callable 10/01/2022)	610,000	621,829
Joliet Park District,
4.000%, 02/01/2033 (Callable 02/01/2023)
(Insured by AGM)	150,000	155,075
Madison County Community
Unit School District No. 8:
4.000%, 12/01/2030 (Callable 12/01/2028)
(Insured by BAM)	1,000,000	1,171,784
4.000%, 12/01/2032 (Callable 12/01/2028)
(Insured by BAM)	1,000,000	1,164,354
Metropolitan Pier & Exposition Authority,
0.000%, 12/15/2022 (Insured by NATL)	125,000	124,142
Northern Illinois University:
5.000%, 10/01/2031 (Callable 04/01/2031)
(Insured by BAM)	450,000	583,081
4.000%, 10/01/2032 (Callable 04/01/2031)
(Insured by BAM)	500,000	598,754
Sales Tax Securitization Corp.,
5.000%, 01/01/2043 (Callable 01/01/2029)	1,000,000	1,229,034
State of Illinois:
5.000%, 02/01/2022	1,000,000	1,003,595
5.000%, 03/01/2022	2,000,000	2,015,098
6.000%, 06/15/2024 (Insured by NATL)	100,000	113,248
5.000%, 01/01/2026	50,000	58,032
Town of Normal IL,
4.000%, 06/01/2035 (Callable 12/01/2025)	500,000	559,252
Upper Illinois River Valley
Development Authority,
4.000%, 01/01/2031 (Callable 01/01/2027)(3)	225,000	235,571
Village of Crestwood IL,
4.000%, 12/15/2027 (Callable 12/15/2025)
(Insured by BAM)	135,000	148,326
Village of Matteson IL,
4.000%, 12/01/2026 (Insured by BAM)	540,000	613,331
Village of River Grove IL:
4.000%, 12/15/2030 (Insured by BAM)	470,000	560,800
4.000%, 12/15/2032 (Callable 12/15/2030)
(Insured by BAM)	505,000	596,490
Will County Community High
School District No. 210:
0.000%, 01/01/2028 (Insured by BAM)	310,000	281,852
0.000%, 01/01/2032 (Insured by BAM)	125,000	101,823
3.375%, 01/01/2033 (Callable 01/01/2023)	25,000	25,385
4.000%, 01/01/2034 (Callable 01/01/2029)
(Insured by AGM)	150,000	170,834
Total Illinois
(Cost $23,883,283)		24,084,556	6.8%
Indiana
City of Muncie IN,
4.000%, 01/15/2022 (Insured by AGM)	160,000	160,146
Greater Jasper School Building Corp.,
4.000%, 01/15/2033 (Callable 07/15/2027)
(Insured by ST AID)	565,000	649,711
Indiana Finance Authority:
5.000%, 09/15/2023	795,000	849,649
5.000%, 10/01/2032 (Callable 10/01/2023)	250,000	263,412
3.750%, 10/01/2042 (Callable 10/01/2023)	40,000	40,531
5.000%, 10/01/2042 (Callable 10/01/2023)	65,000	68,274
Indiana Health & Educational
Facilities Financing Authority,
5.000%, 11/15/2046 (Callable 11/15/2026)	150,000	177,302
Indianapolis Local Public
Improvement Bond Bank:
5.000%, 01/01/2030 (Callable 01/01/2024)	880,000	950,255
5.000%, 02/01/2031 (Callable 12/29/2023)	675,000	736,880
Plainfield Redevelopment Authority,
3.250%, 08/01/2032 (Callable 08/01/2023)
(Insured by ST AID)	145,000	147,911
Plainfield Redevelopment District,
3.000%, 07/01/2031 (Callable 07/01/2027)	435,000	460,274
St. Joseph County Airport Authority,
0.010%, 07/01/2027 (Insured by BAM)	410,000	377,902
Total Indiana
(Cost $4,811,775)		4,882,247	1.4%
Iowa
City of Coralville IA:
4.000%, 06/01/2024	200,000	209,311
4.000%, 05/01/2026 (Callable 05/01/2022)	545,000	547,707
Iowa Finance Authority,
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	215,000	240,087
Iowa Higher Education Loan Authority:
3.000%, 04/01/2023	280,000	288,999
3.000%, 04/01/2024	255,000	267,581
Total Iowa
(Cost $1,530,610)		1,553,685	0.4%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	75,000	77,154
City of Goddard KS,
3.000%, 12/01/2022 (Callable 01/31/2022)	150,000	150,315
Kansas Independent College Finance Authority,
4.375%, 05/01/2022	500,000	503,736
Total Kansas
(Cost $724,183)		731,205	0.2%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky
Kentucky Economic Development
Finance Authority:
0.000%, 10/01/2025 (Insured by NATL)	$35,000	$33,147
5.000%, 07/01/2028 (Callable 07/01/2025)	500,000	561,665
5.000%, 06/01/2030 (Callable 06/01/2027)	50,000	59,263
0.100%, 05/01/2034(1)	3,000,000	3,000,000
5.000%, 07/01/2040 (Callable 07/01/2025)	1,290,000	1,442,993
4.500%, 06/01/2046 (Callable 06/01/2025)	100,000	107,891
Kentucky Higher Education Student Loan Corp.,
5.000%, 06/01/2024	130,000	142,573
Kentucky Housing Corp.,
5.850%, 04/01/2048 (Callable 01/31/2022)
(Mandatory Tender Date 04/01/2023)(1)	828,781	835,639
Kentucky Public Energy Authority:
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	275,000	299,660
1.188%, 12/01/2049
(1 Month LIBOR USD + 1.120%)
(Callable 03/01/2025) (Mandatory Tender
Date 06/01/2025)(2)	100,000	101,942
4.000%, 12/01/2049 (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(1)	320,000	350,805
Morehead State University,
5.000%, 04/01/2028 (Callable 04/01/2025)
(Insured by ST AID)	230,000	260,053
Total Kentucky
(Cost $7,153,839)		7,195,631	2.0%
Louisiana
City of Shreveport LA,
5.000%, 09/01/2024	440,000	488,745
Louisiana Local Government
Environmental Facilities & Community
Development Authority:
4.000%, 10/01/2023	100,000	104,574
4.000%, 10/01/2024	145,000	154,870
3.020%, 04/01/2031
(Callable 04/01/2025)(3)	1,360,000	1,450,970
5.250%, 06/15/2033
(Callable 06/15/2031)(3)	1,175,000	1,244,564
Louisiana Public Facilities Authority:
0.000%, 10/01/2024(5)	330,000	326,608
0.000%, 10/01/2029(5)	315,000	339,969
Louisiana Stadium & Exposition District,
4.000%, 07/03/2023 (Callable 04/01/2023)	825,000	858,971
Louisiana State University & Agricultural
& Mechanical College,
5.000%, 07/01/2027
(Pre-refunded to 07/01/2024)	235,000	261,796
Morehouse Parish Hospital Service District No. 1,
3.000%, 10/01/2030 (Callable 10/01/2027)	100,000	100,935
Parish of St. James LA,
0.110%, 11/01/2040 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	3,000,000	3,000,000
Total Louisiana
(Cost $8,202,897)		8,332,002	2.4%
Maine
Finance Authority of Maine:
5.000%, 12/01/2022 (Insured by AGM)	100,000	104,105
5.000%, 12/01/2023 (Insured by AGM)	125,000	135,260
5.000%, 12/01/2024 (Insured by AGM)	125,000	139,748
5.000%, 12/01/2025 (Insured by AGM)	200,000	230,114
5.000%, 12/01/2026 (Insured by AGM)	200,000	235,840
Maine Health & Higher Educational
Facilities Authority,
5.000%, 07/01/2026 (Insured by ST AID)	100,000	117,667
Total Maine
(Cost $956,566)		962,734	0.3%
Maryland
Maryland Community
Development Administration,
0.550%, 09/01/2026	555,000	543,432
Maryland Economic Development Corp.,
3.997%, 04/01/2034 (Callable 01/01/2034)	2,000,000	2,120,303
Maryland Health & Higher Educational
Facilities Authority:
5.000%, 01/01/2024	540,000	588,163
5.000%, 01/01/2025	470,000	530,791
Tender Option Bond Trust,
0.170%, 05/01/2047
(Optional Put Date 01/07/2022)(1)(3)	3,000,000	3,000,000
Total Maryland
(Cost $6,638,153)		6,782,689	1.9%
Massachusetts
City of Lynn MA,
5.000%, 09/01/2026 (Insured by ST AID)	580,000	696,490
Massachusetts Development Finance Agency:
5.000%, 07/15/2022(3)	115,000	117,435
5.000%, 07/15/2023(3)	115,000	121,810
5.000%, 07/15/2024(3)	125,000	136,771
5.000%, 07/15/2025(3)	65,000	73,257
Massachusetts Educational Financing Authority,
2.000%, 07/01/2037 (Callable 07/01/2031)	2,600,000	2,598,663
Massachusetts State College Building Authority,
0.000%, 05/01/2028 (ETM)
(Insured by NATL)	2,000,000	1,853,171
Total Massachusetts
(Cost $5,617,037)		5,597,597	1.6%
Michigan
Charter Township of Lansing MI,
2.750%, 05/01/2028 (Callable 01/31/2022)	265,000	265,321
City of Detroit MI:
5.000%, 04/01/2022	250,000	252,409
5.000%, 04/01/2023	275,000	288,283
Flint Hospital Building Authority,
5.000%, 07/01/2023	65,000	67,539
Michigan Finance Authority:
5.000%, 07/01/2024	260,000	284,272
5.000%, 07/01/2025 (Callable 07/01/2024)	25,000	27,240
5.000%, 07/01/2027 (Callable 07/01/2025)	160,000	184,275
5.000%, 07/01/2030 (Callable 07/01/2024)	165,000	177,039
5.000%, 07/01/2044 (Callable 07/01/2024)	130,000	137,576
Michigan State Housing Development Authority,
3.500%, 12/01/2050 (Callable 06/01/2029)	285,000	310,330
Redford Union School District No. 1,
5.000%, 11/01/2027 (Insured by Q-SBLF)	830,000	1,017,739
Tender Option Bond Trust,
0.200%, 05/01/2028 (Optional Put Date
01/07/2022) (Insured by Q-SBLF)(1)(3)	2,000,000	2,000,000
Western Michigan University,
5.000%, 11/15/2022	165,000	171,815
Total Michigan
(Cost $5,161,101)		5,183,838	1.5%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota
Chaska Economic Development Authority,
4.000%, 02/01/2033 (Callable 02/01/2025)	$690,000	$752,930
City of Center City MN,
4.000%, 11/01/2031 (Callable 11/01/2027)	245,000	282,277
County of Chippewa MN,
4.000%, 03/01/2023	1,060,000	1,094,749
Housing & Redevelopment
Authority of The City of St. Paul MN,
4.000%, 09/01/2031 (Callable 09/01/2024)	350,000	371,180
Minneapolis-Saint Paul
Metropolitan Airports Commission,
5.000%, 01/01/2026 (Callable 01/31/2022)	50,000	50,031
Plymouth Intermediate District No. 287,
3.000%, 05/01/2032 (Callable 05/01/2025)	650,000	683,405
Zumbro Education District:
4.000%, 02/01/2031	370,000	437,414
4.000%, 02/01/2033 (Callable 02/01/2031)	300,000	352,513
Total Minnesota
(Cost $4,030,208)		4,024,499	1.1%
Mississippi
City of Ridgeland MS,
3.000%, 10/01/2025	325,000	344,754
Mississippi Business Finance Corp.:
2.500%, 04/01/2022 (Callable 01/31/2022)	375,000	376,651
3.200%, 09/01/2028 (Callable 03/13/2024)	1,000,000	1,049,721
Mississippi Home Corp.,
4.000%, 12/01/2043 (Callable 12/01/2026)
(Insured by GNMA)	85,000	90,765
Mississippi Hospital Equipment
& Facilities Authority,
5.000%, 10/01/2040 (Callable 12/01/2026)
(Mandatory Tender Date 03/01/2027)(1)	240,000	282,883
State of Mississippi,
5.000%, 10/15/2032 (Callable 10/15/2028)	1,495,000	1,855,696
Vicksburg Warren School District:
5.000%, 03/01/2025	350,000	392,522
5.000%, 03/01/2028	70,000	84,854
Total Mississippi
(Cost $4,407,134)		4,477,846	1.3%
Missouri
County of Platte MO:
5.000%, 02/01/2025 (Callable 02/01/2023)	125,000	128,645
3.000%, 03/01/2027 (Callable 03/01/2023)	200,000	200,818
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 02/01/2022	270,000	270,919
5.000%, 02/01/2025 (Callable 02/01/2024)	180,000	195,253
5.000%, 09/01/2027	150,000	178,447
4.000%, 08/01/2030 (Callable 08/01/2024)	200,000	212,373
5.000%, 06/01/2031 (Callable 06/01/2024)	1,000,000	1,103,026
4.250%, 08/01/2035 (Callable 08/01/2024)	110,000	116,979
Missouri Development Finance Board,
0.120%, 08/01/2038 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	825,000	825,000
St. Joseph Industrial Development Authority,
3.100%, 01/01/2023	100,000	100,340
St. Louis Land Clearance for
Redevelopment Authority:
4.250%, 06/01/2026	250,000	268,416
3.875%, 10/01/2035 (Callable 10/01/2029)	440,000	436,550
St. Louis Municipal Finance Corp.,
5.000%, 02/15/2025	300,000	339,737
Total Missouri
(Cost $4,289,797)		4,376,503	1.2%
Montana
City of Forsyth MT,
3.900%, 03/01/2031
(Callable 03/01/2023)(1)	2,475,000	2,558,974
Mizuho Floater/Residual Trust,
0.350%, 06/01/2034
(Optional Put Date 02/04/2022)(1)(3)	1,110,000	1,110,000
Total Montana
(Cost $3,656,940)		3,668,974	1.0%
Nebraska
Central Plains Energy Project,
5.000%, 09/01/2042 (Callable 09/01/2022)	45,000	46,382
County of Douglas NE,
0.630%, 07/01/2035 (SIFMA Municipal
Swap Index + 0.530%) (Mandatory Tender
Date 09/01/2026)(2)	2,000,000	2,007,317
Douglas County Hospital Authority No. 2,
0.560%, 05/15/2033 (SIFMA Municipal
Swap Index + 0.500%) (Callable 01/21/2022)
(Mandatory Tender Date 08/01/2023)(2)(3)	1,000,000	1,000,086
Madison County Hospital Authority No. 1:
5.000%, 07/01/2022	520,000	531,516
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	562,834
Papio-Missouri River Natural Resources District,
3.000%, 12/01/2030 (Callable 10/12/2026)	335,000	363,469
Total Nebraska
(Cost $4,509,911)		4,511,604	1.3%
Nevada
City of Sparks NV,
2.500%, 06/15/2024(3)	125,000	126,827
Clark County School District,
5.000%, 06/15/2023	100,000	106,815
Henderson Public Improvement Trust:
3.000%, 01/01/2022	175,000	175,000
3.000%, 01/01/2026	270,000	280,745
State of Nevada,
4.000%, 12/15/2025(3)	900,000	949,099
Total Nevada
(Cost $1,606,463)		1,638,486	0.5%
New Hampshire
New Hampshire Business Finance Authority,
3.250%, 04/01/2028 (Callable 01/01/2028)	2,000,000	2,011,601
New Hampshire Health and Education
Facilities Authority,
3.150%, 04/01/2022 (Callable 01/31/2022)(3)	1,500,000	1,503,009
Total New Hampshire
(Cost $3,500,000)		3,514,610	1.0%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	140,000	149,596
City of Newark NJ:
5.000%, 10/01/2022	500,000	516,428
5.000%, 10/01/2022 (Insured by ST AID)	130,000	134,074
Essex County Improvement Authority,
5.000%, 11/01/2027 (County Guaranteed)	350,000	430,057
New Jersey Economic Development Authority:
1.310%, 09/01/2025 (SIFMA Municipal
Swap Index + 1.250%) (Callable 03/01/2025)
(Insured by ST AID)(2)	380,000	385,014
5.000%, 03/01/2029 (Callable 03/01/2023)	200,000	210,337
5.625%, 01/01/2052 (Callable 01/01/2024)	1,000,000	1,098,707
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey Educational Facilities Authority:
5.000%, 07/01/2026
(Pre-refunded to 07/01/2025)	$55,000	$63,473
5.000%, 07/01/2026 (Callable 07/01/2025)	70,000	80,153
5.000%, 07/01/2028 (Insured by AGM)	125,000	155,054
5.000%, 07/01/2043 (Callable 07/01/2023)	250,000	261,938
New Jersey Housing &
Mortgage Finance Agency,
3.500%, 04/01/2051 (Callable 04/01/2029)	720,000	787,244
New Jersey Transportation Trust Fund Authority,
0.000%, 12/15/2027 (Insured by BHAC)	430,000	400,242
Passaic Valley Sewerage Commission,
3.000%, 12/01/2029 (Callable 12/01/2028)
(Insured by AGM)	1,000,000	1,121,858
South Jersey Port Corp.,
3.500%, 01/01/2032 (Callable 01/01/2026)	100,000	106,284
Tender Option Bond Trust,
0.130%, 06/15/2050(1)	3,000,000	3,000,000
Total New Jersey
(Cost $8,872,315)		8,900,459	2.5%
New Mexico
Town of Clayton NM,
5.000%, 11/01/2026 (Callable 11/01/2025)
(Insured by NATL)	185,000	210,105
Village of Los Ranchos de Albuquerque NM,
5.000%, 09/01/2027	350,000	420,800
Total New Mexico
(Cost $610,206)		630,905	0.2%
New York
Albany Capital Resource Corp.,
5.000%, 05/01/2023	140,000	148,405
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	200,000	193,023
Amherst Development Corp.,
5.000%, 10/01/2022	355,000	364,647
Build NYC Resource Corp.,
4.000%, 12/01/2031 (Callable 12/01/2029)(3)	600,000	663,754
City of New York NY:
0.150%, 04/01/2042 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	2,500,000	2,500,000
0.160%, 04/01/2042 (Optional Put
Date 01/03/2022)(1)	1,000,000	1,000,000
City of Poughkeepsie NY:
4.000%, 04/15/2028	230,000	263,967
4.000%, 04/15/2030	250,000	293,617
Huntington Local Development Corp.,
4.000%, 07/01/2027	1,000,000	1,051,836
JPMorgan Chase Putters/Drivers Trust,
0.270%, 03/20/2024 (Optional Put
Date 01/03/2022)(1)(3)	600,000	600,000
Long Island Power Authority,
0.821%, 05/01/2033 (1 Month LIBOR
USD + 0.750%) (Callable 10/01/2022)
(Mandatory Tender Date 10/01/2023)(2)	850,000	850,064
Metropolitan Transportation Authority:
5.000%, 05/15/2022	375,000	381,525
0.618%, 11/01/2030
(1 Month LIBOR USD + 0.550%)
(Mandatory Tender Date 11/01/2022)(2)	1,690,000	1,694,648
New York City Housing Development Corp.:
0.700%, 11/01/2060 (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2025)(1)	2,500,000	2,505,103
0.600%, 05/01/2061 (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2025)
(Insured by FHA)(1)	1,770,000	1,747,426
New York City Industrial Development Agency,
5.000%, 03/01/2028 (Insured by AGM)	250,000	308,869
New York State Housing Finance Agency,
1.100%, 11/01/2061 (Callable 06/01/2024)
(Mandatory Tender Date 05/01/2027)
(Insured by SONYMA)(1)	3,000,000	3,000,070
Onondaga Civic Development Corp.:
5.000%, 10/01/2023	165,000	173,688
5.000%, 10/01/2024	35,000	37,709
5.000%, 10/01/2025	225,000	247,417
4.125%, 10/01/2035 (Callable 10/01/2025)	235,000	243,945
Onondaga County Trust for Cultural Resources:
5.000%, 05/01/2027	180,000	215,179
5.000%, 05/01/2029 (Callable 05/01/2027)	345,000	409,485
Southwestern Central School District,
2.000%, 06/15/2029 (Insured by BAM)	1,320,000	1,363,658
State of New York Mortgage Agency,
3.500%, 04/01/2049 (Callable 10/01/2028)	205,000	217,343
Tender Option Bond Trust,
0.260%, 11/15/2023
(Optional Put Date 01/07/2022)(3)(5)	1,000,000	1,000,000
Town of Ramapo NY:
3.250%, 05/15/2023	200,000	199,817
3.375%, 05/15/2024 (Callable 05/15/2023)	25,000	24,954
3.000%, 11/01/2027 (Callable 11/01/2022)	100,000	99,186
4.125%, 05/15/2028 (Callable 05/15/2023)	115,000	115,735
Triborough Bridge & Tunnel Authority,
0.414%, 01/01/2032 (SOFR + 0.380%)
(Callable 11/01/2023) (Mandatory Tender
Date 02/01/2024)(2)	1,000,000	1,001,598
Westchester County Local Development Corp.,
2.875%, 07/01/2026(3)	1,000,000	1,005,633
Total New York
(Cost $23,716,016)		23,922,301	6.8%
North Carolina
Durham Housing Authority,
2.000%, 09/01/2024 (Callable 04/01/2022)
(Mandatory Tender Date 09/01/2022)
(Insured by HUD)(1)	1,000,000	1,000,273
Nash Health Care Systems,
4.250%, 11/01/2032 (Callable 05/01/2022)	130,000	130,876
North Carolina Central University,
5.000%, 04/01/2027	410,000	490,107
North Carolina Medical Care Commission,
5.000%, 01/01/2049 (Callable 01/01/2026)	1,250,000	1,402,997
Winston-Salem State University,
4.250%, 06/01/2032 (Callable 06/01/2024)	50,000	52,692
Total North Carolina
(Cost $3,084,835)		3,076,945	0.9%
North Dakota
Cass County Joint Water Resource District,
0.480%, 05/01/2024 (Callable 11/01/2022)	2,000,000	2,000,946
City of Grand Forks ND,
5.000%, 12/01/2024	100,000	112,568
City of Horace ND:
3.000%, 05/01/2022	215,000	216,732
0.650%, 08/01/2023 (Callable 08/01/2022)	500,000	500,048
City of Larimore ND,
0.850%, 05/01/2024 (Callable 05/01/2022)	1,100,000	1,099,431
City of Mandan ND:
4.000%, 09/01/2034 (Callable 09/01/2024)	1,010,000	1,074,989
3.000%, 09/01/2036 (Callable 09/01/2024)	255,000	263,134
County of Burleigh ND,
2.750%, 02/01/2022 (Callable 01/21/2022)	1,000,000	1,000,323

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of McKenzie ND:
5.000%, 08/01/2023	$300,000	$318,250
5.000%, 08/01/2024 (Callable 08/01/2023)	400,000	423,556
County of Mercer ND,
2.000%, 05/01/2022	125,000	125,630
Jamestown Park District:
4.000%, 07/01/2031 (Callable 07/01/2024)	250,000	266,933
2.900%, 07/01/2035 (Callable 01/18/2022)	125,000	125,056
Williston Parks & Recreation District:
4.500%, 03/01/2025 (Callable 01/18/2022)	425,000	425,041
4.000%, 03/01/2032 (Callable 01/18/2022)	20,000	19,542
Total North Dakota
(Cost $7,936,370)		7,972,179	2.2%
Ohio
City of Akron OH,
4.000%, 12/01/2024	2,000,000	2,180,690
City of Middleburg Heights OH,
5.000%, 08/01/2034 (Callable 08/01/2031)	200,000	258,744
Cleveland-Cuyahoga County Port Authority:
5.000%, 07/01/2030	350,000	446,555
5.000%, 07/01/2032 (Callable 07/01/2031)	495,000	641,828
Columbus Metropolitan Housing Authority:
2.000%, 11/01/2026 (Callable 09/01/2023)	265,000	268,348
3.000%, 11/01/2028 (Callable 09/01/2023)	275,000	281,453
County of Montgomery OH,
3.000%, 08/01/2034 (Callable 02/01/2031)	200,000	217,943
Northeast Ohio Medical University:
5.000%, 12/01/2024	75,000	83,459
5.000%, 12/01/2026	100,000	117,347
Ohio Air Quality Development Authority,
1.375%, 02/01/2026 (Mandatory Tender
Date 11/01/2024)(1)	1,000,000	1,007,206
Ohio Higher Educational Facility Commission,
3.740%, 12/01/2023 (CPI YOY + 1.120%)
(Insured by AMBAC)(2)	500,000	528,297
Ohio Housing Finance Agency,
3.750%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	150,000	165,515
Port of Greater Cincinnati
Development Authority,
3.000%, 05/01/2023 (Callable 05/01/2022)	1,875,000	1,882,442
Riverside Local School District,
4.000%, 10/01/2053 (Callable 04/01/2024)
(Insured by BAM)	495,000	522,447
Township of Miami OH:
4.000%, 12/01/2030 (Callable 12/01/2029)	300,000	365,367
4.000%, 12/01/2031 (Callable 12/01/2029)	200,000	241,466
University of Akron,
5.000%, 01/01/2037 (Callable 07/01/2026)	1,000,000	1,169,723
Wadsworth City School District:
4.000%, 12/01/2051 (Callable 12/01/2026)	1,000,000	1,113,373
4.000%, 12/01/2056 (Callable 12/01/2026)	1,495,000	1,653,313
Warren County Port Authority,
4.000%, 12/01/2041 (Callable 12/01/2031)	570,000	608,945
Total Ohio
(Cost $13,687,769)		13,754,461	3.9%
Oklahoma
Oklahoma Development Finance Authority,
0.180%, 08/15/2031 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	900,000	900,000
Pontotoc County Educational Facilities Authority:
4.000%, 09/01/2026	200,000	225,109
4.000%, 09/01/2027	325,000	371,152
4.000%, 09/01/2028	300,000	347,283
Pontotoc County Educational
Facilities Authority: (cont.)
4.000%, 09/01/2029	275,000	321,923
4.000%, 09/01/2030	400,000	473,207
Tulsa Industrial Authority:
5.000%, 10/01/2022	165,000	169,165
5.000%, 10/01/2023	185,000	195,559
Total Oklahoma
(Cost $2,988,550)		3,003,398	0.8%
Oregon
Clackamas Community College District,
5.000%, 06/15/2038 (Callable 06/15/2027)(5)	125,000	150,935
Oregon State Facilities Authority:
5.000%, 10/01/2025	225,000	260,132
5.000%, 10/01/2028	150,000	187,226
Port of Morrow OR,
0.070%, 02/01/2027(1)	3,000,000	3,000,000
State of Oregon Housing &
Community Services Department:
3.900%, 01/01/2033 (Callable 07/01/2023)	70,000	71,799
3.600%, 07/01/2034 (Callable 07/01/2024)	780,000	806,418
4.000%, 01/01/2047 (Callable 07/01/2025)	20,000	21,190
4.000%, 07/01/2047 (Callable 07/01/2026)	40,000	42,885
Yamhill County Hospital Authority,
2.125%, 11/15/2027 (Callable 11/15/2022)	1,000,000	1,000,799
Total Oregon
(Cost $5,503,481)		5,541,384	1.6%
Pennsylvania
Allentown City School District,
1.000%, 03/31/2022 (Callable 01/03/2022)
(Insured by ST AID)	1,800,000	1,800,000
Bucks County Industrial Development Authority:
5.000%, 07/01/2028	470,000	566,671
3.750%, 09/15/2043 (Callable 09/15/2023)	150,000	154,857
Central Bradford Progress Authority,
0.220%, 12/01/2041 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,000,000	1,000,000
Chester County Industrial
Development Authority:
5.000%, 08/01/2035 (Callable 08/01/2023)	730,000	754,218
5.000%, 08/01/2045 (Callable 08/01/2023)	500,000	513,936
City of Bradford PA:
4.000%, 11/01/2026 (Callable 11/01/2025)
(Insured by AGM)	415,000	461,976
4.000%, 11/01/2027 (Callable 11/01/2025)
(Insured by AGM)	370,000	411,645
City of Erie Higher Education Building Authority,
5.000%, 05/01/2029	370,000	458,220
City of York PA,
5.000%, 11/15/2025	525,000	581,363
Cumberland County Municipal Authority:
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)	30,000	33,957
5.000%, 01/01/2029 (Callable 01/01/2025)	145,000	160,512
Delaware Valley Regional Finance Authority:
0.590%, 09/01/2048
(SIFMA Municipal Swap Index + 0.530%)
(Callable 09/01/2022) (Mandatory Tender
Date 09/01/2023)(2)	500,000	501,336
0.948%, 09/01/2048
(1 Month LIBOR USD + 0.880%)
(Callable 09/01/2024) (Mandatory Tender
Date 09/01/2025)(2)	1,000,000	1,007,092

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
East Hempfield Township Industrial
Development Authority:
5.000%, 07/01/2025 (ETM)	$200,000	$217,307
5.000%, 07/01/2030
(Pre-refunded to 07/01/2023)	300,000	320,769
Indiana County Municipal Services Authority:
5.000%, 10/01/2029 (Insured by BAM)(6)	345,000	410,025
5.000%, 10/01/2031 (Insured by BAM)(6)	285,000	344,675
5.000%, 10/01/2032 (Callable 10/01/2031)
(Insured by BAM)(6)	295,000	354,853
5.000%, 10/01/2033 (Callable 10/01/2031)
(Insured by BAM)(6)	310,000	371,685
5.000%, 10/01/2034 (Callable 10/01/2031)
(Insured by BAM)(6)	330,000	394,861
Lancaster Industrial Development Authority,
0.430%, 02/15/2024 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	225,000	225,000
Latrobe Industrial Development Authority:
5.000%, 03/01/2024	80,000	86,157
5.000%, 03/01/2025	110,000	121,770
5.000%, 03/01/2026	150,000	169,955
Montgomery County Higher
Education & Health Authority,
1.125%, 05/01/2036 (Mandatory Tender
Date 05/01/2023)(5)	250,000	250,008
Montgomery County Industrial
Development Authority:
5.000%, 11/15/2027
(Pre-refunded to 05/15/2022)	130,000	132,309
4.000%, 10/01/2036 (Callable 10/01/2026)	855,000	942,732
5.000%, 11/15/2036 (Callable 11/15/2026)	750,000	877,283
4.000%, 10/01/2041 (Callable 10/01/2026)	425,000	466,157
Northeastern Pennsylvania
Hospital and Education Authority,
5.000%, 05/01/2033 (Callable 05/01/2029)	260,000	312,365
Panther Valley School District,
4.000%, 10/15/2030
(Callable 10/15/2028) (Insured by BAM)	695,000	812,721
Pennsylvania Economic Development
Financing Authority,
3.000%, 01/01/2023	745,000	762,117
Pennsylvania Higher Education
Assistance Agency,
5.000%, 06/01/2028	1,685,000	2,005,711
Pennsylvania Higher Educational
Facilities Authority:
5.000%, 05/01/2025	200,000	228,466
5.000%, 07/01/2035 (Callable 07/01/2026)	600,000	664,431
5.000%, 03/01/2042 (Callable 09/01/2022)	700,000	719,357
Pennsylvania Housing Finance Agency,
3.200%, 04/01/2040 (Callable 10/01/2025)	170,000	174,187
Pennsylvania Turnpike Commission:
0.760%, 12/01/2023 (SIFMA Municipal Swap
Index + 0.700%) (Callable 12/01/2022)(2)	500,000	502,327
0.000%, 12/01/2039 (Callable 06/01/2029)(5)	20,000	22,426
0.000%, 12/01/2040 (Callable 06/01/2029)(5)	35,000	39,185
Philadelphia Authority
for Industrial Development:
5.000%, 04/01/2030 (Callable 04/01/2025)	615,000	697,988
5.000%, 10/01/2030	350,000	450,268
5.750%, 06/15/2042 (Callable 06/15/2022)	460,000	468,258
Pittsburgh Water & Sewer Authority,
0.710%, 09/01/2040
(1 Month LIBOR USD + 0.650%)
(Callable 06/01/2023) (Mandatory Tender Date
12/01/2023) (Insured by AGM)(2)	1,100,000	1,107,426
Redevelopment Authority
of the City of Philadelphia,
5.000%, 04/15/2027 (Callable 04/15/2025)	100,000	114,165
Scranton School District,
0.919%, 04/01/2031
(1 Month LIBOR USD + 0.850%)
(Callable 12/01/2022) (Mandatory Tender
Date 06/01/2023) (Insured by ST AID)(2)	945,000	948,218
State Public School Building Authority:
5.000%, 12/01/2028 (Pre-refunded to
12/01/2026) (Insured by AGM)	15,000	18,129
5.000%, 12/01/2028 (Callable
12/01/2026) (Insured by AGM)	85,000	102,209
Westmoreland County Industrial
Development Authority,
5.000%, 07/01/2028	575,000	713,246
York County Industrial Development Authority,
3.000%, 11/01/2036 (Callable 05/01/2026)	730,000	757,449
Total Pennsylvania
(Cost $25,287,246)		25,711,978	7.3%
Rhode Island
Rhode Island Student Loan Authority,
2.195%, 12/01/2039 (Callable 12/01/2030)	340,000	342,025
Total Rhode Island
(Cost $340,000)		342,025	0.1%
South Carolina
Florence-Darlington Commission
for Technical Education,
5.000%, 03/01/2024 (Callable 09/01/2023)	460,000	494,472
Patriots Energy Group Financing Agency,
0.928%, 10/01/2048
(1 Month LIBOR USD + 0.860%)
(Callable 11/01/2023) (Mandatory Tender
Date 02/01/2024)(2)	850,000	858,080
South Carolina Jobs-Economic
Development Authority:
4.000%, 08/15/2030 (Callable 08/15/2026)	130,000	144,355
5.250%, 08/15/2033 (Callable 08/15/2026)	350,000	404,851
South Carolina State Housing Finance
& Development Authority,
3.800%, 07/01/2034 (Callable 01/01/2022)
(Insured by GNMA)	40,000	40,000
Total South Carolina
(Cost $1,891,678)		1,941,758	0.5%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	250,000	281,817
South Dakota Health &
Educational Facilities Authority,
5.000%, 09/01/2032 (Callable 09/01/2027)	100,000	119,692
Total South Dakota
(Cost $378,423)		401,509	0.1%
Tennessee
City of La Vergne TN,
3.000%, 04/01/2031 (Callable 04/01/2029)	860,000	964,476
City of Memphis TN,
4.000%, 12/01/2035 (Callable 12/01/2026)	500,000	571,537
Tennergy Corp.,
4.000%, 12/01/2051 (Callable 06/01/2028)
(Mandatory Tender Date 09/01/2028)(1)	1,000,000	1,168,226
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	1,100,000	1,328,793

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tennessee Housing Development Agency:
4.000%, 07/01/2048 (Callable 01/01/2027)	$170,000	$183,120
4.500%, 07/01/2049 (Callable 01/01/2028)	40,000	44,350
Total Tennessee
(Cost $4,233,321)		4,260,502	1.2%
Texas
Abilene Convention Center
Hotel Development Corp.,
5.000%, 10/01/2050
(Callable 10/01/2031)(3)	1,500,000	1,650,789
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2035 (Callable 10/01/2027)	1,160,000	1,332,747
Brazos Higher Education Authority, Inc.,
2.350%, 04/01/2040 (Callable 04/01/2030)	40,000	40,204
Caney Creek Municipal Utility District,
5.000%, 03/01/2024	390,000	425,696
Central Texas Regional Mobility Authority,
5.000%, 01/01/2027 (Callable 01/01/2026)	750,000	870,752
City of Austin TX,
5.250%, 05/15/2025 (Insured by BHAC)	125,000	135,155
City of Donna TX,
5.000%, 02/15/2042 (Callable 02/15/2024)
(Insured by BAM)	120,000	129,764
City of Garland TX,
5.000%, 03/01/2034 (Callable 03/01/2026)	1,000,000	1,161,439
City of Magnolia TX,
5.700%, 09/01/2046(3)	490,000	563,311
City of Pearland TX,
5.000%, 03/01/2030 (Callable 03/01/2026)	1,000,000	1,171,242
Clifton Higher Education Finance Corp.:
3.100%, 12/01/2022	15,000	15,303
6.000%, 03/01/2029 (Callable 03/01/2024)(5)	1,280,000	1,399,841
4.000%, 08/15/2030 (Callable 08/15/2027)
(PSF Guaranteed)	900,000	1,047,945
3.950%, 12/01/2032 (Callable 12/01/2022)	265,000	269,920
County of Wise TX:
5.000%, 08/15/2024	225,000	250,201
5.000%, 08/15/2025	250,000	287,134
5.000%, 08/15/2026	380,000	446,489
5.000%, 08/15/2027	505,000	607,961
El Paso Downtown Development Corp.,
5.000%, 08/15/2027 (Callable 08/15/2026)	230,000	270,283
Grand Mission Municipal Utility District No. 2,
2.250%, 09/01/2028
(Callable 09/01/2023) (Insured by NATL)	95,000	95,410
Harris County Cultural Education
Facilities Finance Corp.:
4.000%, 11/15/2029 (Callable 05/15/2026)	285,000	318,508
0.721%, 11/15/2046
(1 Month LIBOR USD + 0.650%)
(Callable 07/01/2023) (Mandatory Tender
Date 07/01/2024)(2)	1,000,000	1,003,885
0.630%, 12/01/2049 (SIFMA Municipal
Swap Index + 0.570%) (Callable 06/01/2024)
(Mandatory Tender Date 12/04/2024)(2)	35,000	35,132
Harris County Municipal Utility
District No. 406,
3.500%, 09/01/2022	100,000	101,937
Harris County Municipal
Utility District No. 450,
3.500%, 09/01/2039 (Callable 09/01/2024)
(Insured by AGM)	190,000	201,168
Harris County-Houston Sports Authority,
5.000%, 11/15/2026 (Callable 11/15/2024)
(Insured by AGM)	150,000	167,158
Hunt Memorial Hospital District,
5.000%, 02/15/2030	1,000,000	1,238,203
Matagorda County Navigation District No. 1:
5.125%, 11/01/2028 (Insured by AMBAC)(5)	850,000	1,051,625
4.000%, 06/01/2030 (Callable 06/03/2023)	1,400,000	1,464,105
Port of Beaumont Industrial
Development Authority,
4.100%, 01/01/2028
(Callable 07/01/2023)(3)	1,750,000	1,694,540
Port of Port Arthur Navigation District:
0.060%, 04/01/2040
(Optional Put Date 01/03/2022)(1)	1,000,000	1,000,000
0.150%, 11/01/2040 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	300,000	300,000
San Antonio Education Facilities Corp.,
5.000%, 10/01/2031	265,000	292,728
San Antonio Public Facilities Corp.,
4.000%, 09/15/2034 (Callable 09/15/2022)	465,000	475,188
Tarrant County Cultural Education
Facilities Finance Corp.,
5.000%, 11/15/2046	630,000	734,114
Tender Option Bond Trust,
0.180%, 01/01/2029
(Optional Put Date 01/07/2022)(1)(3)	2,000,000	2,000,000
Texas Municipal Gas Acquisition
& Supply Corp. I,
1.586%, 12/15/2026
(3 Month LIBOR USD + 1.450%)
(Callable 01/03/2022)(2)	500,000	500,115
Texas Municipal Gas Acquisition
and Supply Corp. II,
1.006%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	3,105,000	3,145,364
Travis County Water Control &
Improvement District No. 17,
2.000%, 05/01/2029
(Callable 05/01/2026) (Insured by AGM)	235,000	240,851
Total Texas
(Cost $27,861,291)		28,136,207	8.0%
Utah
Emery County UT,
0.070%, 11/01/2024(1)	3,000,000	3,000,000
Utah Charter School Finance Authority:
3.000%, 04/15/2027 (Insured by UT CSCE)	160,000	174,404
5.000%, 04/15/2037
(Callable 04/15/2026) (Insured by UT CSCE)	270,000	306,295
Utah Housing Corp.,
4.000%, 01/01/2045
(Callable 01/01/2026) (Insured by FHA)	240,000	255,546
Total Utah
(Cost $3,724,016)		3,736,245	1.0%
Vermont
University of Vermont,
4.000%, 10/01/2040 (Callable 10/01/2025)	420,000	463,598
Vermont Educational & Health
Buildings Financing Agency,
5.000%, 12/01/2034 (Callable 06/01/2026)	1,000,000	1,170,580
Vermont Student Assistance Corp.,
5.000%, 06/15/2026	1,525,000	1,766,878
Total Vermont
(Cost $3,384,516)		3,401,056	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Virginia
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	$1,000,000	$1,239,249
Toll Road Investors Partnership II LP,
0.000%, 02/15/2027 (Insured by NATL)(3)	1,000,000	813,058
Total Virginia
(Cost $2,012,347)		2,052,307	0.6%
Washington
City of Seattle WA:
0.310%, 05/01/2045 (SIFMA Municipal Swap
Index + 0.250%) (Callable 05/01/2026)
(Mandatory Tender Date 11/01/2026)(2)	1,000,000	1,008,408
0.550%, 11/01/2046 (SIFMA Municipal Swap
Index + 0.490%) (Callable 11/01/2022)
(Mandatory Tender Date 11/01/2023)(2)	500,000	501,631
County of Lewis WA,
3.000%, 12/01/2026 (Callable 12/01/2022)	100,000	102,367
King County Housing Authority,
5.000%, 12/01/2030 (Callable 12/01/2026)	400,000	476,365
Pend Oreille County Public
Utility District No. 1:
5.000%, 01/01/2022	225,000	225,000
5.000%, 01/01/2028	220,000	265,436
5.000%, 01/01/2029 (Callable 01/01/2028)	165,000	198,210
5.000%, 01/01/2038 (Callable 01/01/2029)	300,000	357,183
5.000%, 01/01/2039 (Callable 01/01/2028)	500,000	582,617
Vancouver Housing Authority,
1.700%, 12/01/2024	140,000	142,916
Washington Health Care Facilities Authority,
1.460%, 01/01/2035 (SIFMA Municipal Swap
Index + 1.400%) (Callable 07/01/2024)
(Mandatory Tender Date 01/01/2025)(2)	150,000	150,733
Washington State Housing Finance Commission,
4.000%, 06/01/2050
(Callable 06/01/2029) (Insured by GNMA)	415,000	459,549
Total Washington
(Cost $4,350,528)		4,470,415	1.3%
Wisconsin
Mizuho Floater/Residual Trust,
0.350%, 07/01/2027
(Optional Put Date 02/04/2022)(1)(3)	825,000	825,000
Palmyra-Eagle Area School District:
3.000%, 03/01/2025 (Callable 03/01/2023)	100,000	100,001
3.000%, 03/01/2027 (Callable 03/01/2023)	500,000	494,859
Public Finance Authority:
4.000%, 06/01/2022	100,000	101,289
5.000%, 07/01/2022	20,000	20,166
5.000%, 10/01/2023(3)	100,000	106,690
3.000%, 03/01/2026 (Callable 01/31/2022)(3)	700,000	700,628
5.000%, 09/01/2030(3)	1,250,000	1,254,914
4.850%, 07/01/2031(3)	475,000	474,413
5.750%, 04/01/2042 (Callable 04/01/2022)	500,000	505,263
5.250%, 07/01/2061 (Callable 07/01/2031)(3)	900,000	925,053
Tender Option Bond Trust:
0.180%, 06/01/2027
(Optional Put Date 01/07/2022)(1)(3)	1,500,000	1,500,000
0.230%, 07/01/2029
(Optional Put Date 01/07/2022)(1)(3)	1,000,000	1,000,000
0.300%, 04/01/2032
(Callable 01/31/2022)
(Optional Put Date 01/07/2022)(1)(3)	1,000,000	1,000,000
Village of Mount Pleasant WI,
5.000%, 04/01/2048
(Callable 04/01/2028) (Insured by BAM)	325,000	387,765
Waunakee Community School District,
2.500%, 04/01/2025 (Callable 01/31/2022)	250,000	250,430
Wisconsin Center District,
0.000%, 12/15/2029 (Insured by AGM)	1,050,000	902,511
Wisconsin Health & Educational
Facilities Authority:
4.000%, 08/15/2024	160,000	172,871
4.000%, 08/15/2025	230,000	254,688
4.000%, 09/15/2025 (Callable 09/15/2022)	100,000	102,534
5.000%, 09/15/2028
(Pre-refunded to 09/15/2023)	45,000	48,527
5.000%, 11/01/2029 (Callable 11/01/2026)	430,000	492,134
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	300,000	354,652
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	300,000	333,874
0.210%, 02/15/2053 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	300,000	300,000
Wisconsin Housing & Economic
Development Authority:
3.000%, 07/01/2022
(Callable 01/31/2022) (Insured by HUD)(3)	150,000	150,664
4.000%, 07/01/2030
(Callable 07/01/2028) (Insured by HUD)(3)	135,000	142,007
Total Wisconsin
(Cost $12,735,097)		12,900,933	3.6%
Wyoming
Carbon County Specific Purpose
Tax Joint Powers Board,
5.000%, 06/15/2022	435,000	443,019
Total Wyoming
(Cost $441,610)		443,019	0.1%
Total Municipal Bonds
(Cost $343,651,049)		346,967,022	98.2%

	Shares
Closed-End Investment Companies
Nuveen AMT-Free Municipal Credit
Income Fund, Series C Preferred Shares,
0.300%, 12/01/2031(1)	2,000	2,000,000
Nuveen AMT-Free Quality Municipal
Income Fund, Series D Preferred Shares,
0.300%, 03/01/2029(1)	3,000	3,000,000
Total Closed-End Investment Companies
(Cost $5,000,000)		5,000,000	1.4%
Total Long-Term Investments
(Cost $348,651,049)		351,967,022	99.6%
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2021

Short-Term Investments

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	4,969,883	$4,969,883
Total Short-Term Investment
(Cost $4,969,883)		4,969,883	1.4%
Total Investments
(Cost $353,620,932)		356,936,905	101.0%
Liabilities in Excess of Other Assets		(3,704,188)	(1.0)%
TOTAL NET ASSETS		$353,232,717	100.0%
Notes to Schedule of Investments
ACA – American Capital Access
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FHA – Federal Housing Administration
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
CPI YOY – Consumer Price Index – Year-Over-Year
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2021.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2021, the value of these securities totaled $48,381,973, which represented 13.70% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$346,967,022	$—	$346,967,022
Closed-End Investment Companies	—	5,000,000	—	5,000,000
Total Long-Term Investments	—	351,967,022	—	351,967,022
Short-Term Investment
Money Market Mutual Fund	4,969,883	—	—	4,969,883
Total Short-Term Investment	4,969,883	—	—	4,969,883
Total Investments	$4,969,883	$351,967,022	$—	$356,936,905

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2021 (Unaudited)

The Baird Quality Intermediate Municipal Bond Fund seeks current income that is exempt from federal income tax. As a reminder, the Fund maintains a quality focus and there are several key strategies employed on an ongoing basis that differentiate it from others in the intermediate municipal fund space. These include a consistent overweight among higher quality issues, with particular emphasis on AAA rated securities, a persistent overweight to U.S. government backed issues, and minimization of maturity extension risk.

Two themes dominated the municipal market in 2021—credit and cash inflows. Investors took comfort in the strong credit backdrop, as tax revenues rebounded sharply and were joined by unprecedented federal fiscal support. Generally, the more credit risk an investor accepted, the better the return they likely achieved. The tax-exempt yield curve flattened in the fourth quarter as the Fed began to unwind their easy monetary policy, tapering monthly asset purchases and signaling that rate hikes will likely begin in 2022. The result was a flatter tax-exempt yield curve as the spread between 1-30 years narrowed 20 basis points in the fourth quarter. Still, tax-free rates ended the year higher than where they began with the greatest upward adjustment in the 7-year maturity range, which rose 48 basis points. Municipal mutual funds experienced consistently positive flows in the fourth quarter and for the full year. Municipal mutual funds experienced net outflows in only one of the 52 weeks during 2021 and the cumulative net inflows in 2021 set a record of $101.7 billion, more than twice the $39.7 billion of inflows in 2020 and surpassing the previous high of $92.8 billion set in 2019. Total municipal supply of $484 billion was down 2% year-over-year, with tax-exempt supply up 10% and taxable issuances down 24%. Congress was able to pass the $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) in the fourth quarter, which included $550 billion of new infrastructure spending that will be spread out over several years. The top target for the new IIJA spending plan is roads, but funds are also directed to many other key needs, including the electric grid, rail, public transit, and broadband expansion. The plan will distribute funds primarily through matching federal grants in which state and local governments share in a portion of the project’s cost.

During 2021, the Institutional Share Class of the Fund (BMBIX) posted a net return of 0.27% vs. a 0.33% return for the Bloomberg Quality Intermediate Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Curve – Benefited from active curve management and roll-down optimization
•	Sector – An overweight to longer pre-refunded issues
•	Security selection across the Fund’s holdings

Negative contributors to the Fund’s relative performance during the year include:

•	Credit – Penalized for an overweight to higher-quality issues
•	Sector – Allocation to Housing pass-through securities

We foresee the strong fiscal position of municipalities continuing in 2022, supporting a solid credit backdrop. Even with growth expected to slow, rising tax revenues and unspent federal monies should provide ample resources for municipal issuers. This expectation, however, is largely priced into the market as lower-quality issues significantly outperformed higher-quality, for example in 2021, BBB-rated issues provided 438 basis points of excess return over AAA-rated issues as spreads tightened to record levels. We expect lower-quality issues to continue to add value to a portfolio, but less so than in 2021. Long-term pension funding challenges remain for many municipalities, and it will be important to monitor how municipalities utilize the abundant resources they currently have. Security selection and structural opportunities among individual securities will continue to play a critical role in 2022. Whether it be sectors where cash flow analysis is required (e.g., Housing) or unique coupon/call features that offer additional yield, we expect to lean increasingly toward structural opportunities over credit. Finally, with rates higher year-over-year and the yield curve steeper between short-term and intermediate-term maturities, the curve continues to offer appealing roll-down and total return potential, especially in the 6-9-year segment.

We expect the Fund will maintain a neutral duration posture relative to the benchmark with an allocation that seeks to optimize the roll-down benefit of an upwardly sloping municipal curve and its sector weightings will strongly favor a focus on the highest-rated issues including pre-refunded and high-quality tax-exempt Housing bonds, which have U.S. Federal Agency support. Finally, the Fund will seek to enhance total return through security structure and cash flow optionality.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,585,448,793

	SEC 30-Day Yield(4)
	Institutional Class	0.74%
	Investor Class	0.49%

	Average Effective Duration	4.13 years

	Average Effective Maturity	4.46 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	18%

	Number of Holdings	824
Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(6)	Includes 0.25% 12b-1 fee.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	0.27%	2.91%	2.26%	3.80%
Investor Class Shares	0.02%	2.67%	2.01%	3.54%
Bloomberg Quality Intermediate Municipal Bond Index(2)	0.33%	3.19%	2.69%	3.87%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2021.
(2)
The Bloomberg Quality Intermediate Municipal Bond Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
City of Huntsville AL:
5.000%, 09/01/2029	$2,190,000	$2,843,325
5.000%, 09/01/2029	1,325,000	1,720,277
City of Tuscaloosa AL,
4.000%, 10/01/2028	1,000,000	1,203,642
Montgomery Water Works &
Sanitary Sewer Board:
4.000%, 09/01/2033 (Callable 09/01/2029)	410,000	494,613
4.000%, 09/01/2034 (Callable 09/01/2029)	215,000	258,912
4.000%, 09/01/2035 (Callable 09/01/2029)	500,000	601,290
Total Alabama
(Cost $7,010,119)		7,122,059	0.4%
Alaska
Alaska Housing Finance Corp.:
4.000%, 06/01/2031 (Callable 06/01/2027)	1,700,000	1,955,468
4.000%, 12/01/2031 (Callable 06/01/2027)	3,005,000	3,452,883
5.000%, 12/01/2031 (Callable 06/01/2028)	1,465,000	1,799,308
4.000%, 12/01/2032 (Callable 06/01/2027)	865,000	992,550
5.000%, 12/01/2034
(Callable 12/01/2030)(6)	1,000,000	1,280,806
5.000%, 12/01/2035
(Callable 12/01/2030)(6)	760,000	972,142
4.000%, 06/01/2036
(Pre-refunded to 06/01/2025)	290,000	323,282
4.000%, 06/01/2036 (Callable 06/01/2025)	710,000	770,585
4.000%, 12/01/2048 (Callable 06/01/2027)	840,000	919,108
City of Valdez AK,
5.000%, 06/30/2029 (Callable 06/30/2022)	1,225,000	1,254,181
Total Alaska
(Cost $13,347,312)		13,720,313	0.9%
Arizona
Arizona Industrial Development Authority,
2.500%, 05/01/2022 (Insured by AGM)(3)	371,332	371,996
Arizona State University:
5.000%, 07/01/2032
(Pre-refunded to 07/01/2022)	715,000	731,611
5.000%, 07/01/2043 (Callable 07/01/2029)	3,030,000	3,809,861
City of Tempe AZ:
5.000%, 07/01/2033
(Pre-refunded to 07/01/2028)	40,000	50,301
5.000%, 07/01/2034
(Pre-refunded to 07/01/2027)	165,000	202,425
5.000%, 07/01/2034
(Pre-refunded to 07/01/2028)	325,000	408,694
5.000%, 07/01/2035
(Pre-refunded to 07/01/2027)	185,000	226,961
5.000%, 07/01/2037
(Pre-refunded to 07/01/2028)	215,000	270,367
5.000%, 07/01/2038
(Pre-refunded to 07/01/2028)	350,000	440,132
City of Tucson AZ,
5.000%, 07/01/2028 (Callable 07/01/2025)	750,000	862,946
Maricopa County Unified
School District No. 48:
4.000%, 07/01/2033 (Callable 07/01/2028)	500,000	585,798
3.000%, 07/01/2034 (Callable 07/01/2028)	1,350,000	1,489,267
Maricopa County Unified
School District No. 69,
4.000%, 07/01/2039 (Callable 07/01/2029)	1,045,000	1,246,211
Salt River Project Agricultural
Improvement & Power District,
5.000%, 01/01/2034
(Callable 01/01/2027)	3,555,000	4,264,623
Total Arizona
(Cost $14,518,376)		14,961,193	0.9%
Arkansas
City of Little Rock AR,
5.000%, 10/01/2034
(Pre-refunded to 04/01/2025)	5,000,000	5,735,522
City of Pine Bluff AR,
3.000%, 02/01/2047
(Callable 08/01/2027) (Insured by BAM)	1,785,000	1,884,275
City of Rogers AR:
4.000%, 11/01/2025 (Callable 05/01/2024)	570,000	617,465
4.000%, 11/01/2027 (Callable 05/01/2024)	460,000	496,905
County of St. Francis AR,
1.250%, 08/01/2033
(Callable 08/01/2026) (Insured by BAM)	730,000	714,308
Jonesboro City Water & Light Plant:
4.000%, 06/01/2033 (Callable 12/01/2030)	500,000	605,312
4.000%, 06/01/2035 (Callable 12/01/2030)	1,360,000	1,637,888
University of Arkansas:
5.000%, 11/01/2035
(Pre-refunded to 11/01/2024)	665,000	750,344
4.000%, 04/01/2037 (Callable 04/01/2029)	160,000	186,687
4.000%, 04/01/2039 (Callable 04/01/2029)	245,000	284,962
Total Arkansas
(Cost $12,273,187)		12,913,668	0.8%
California
Anaheim Housing & Public
Improvements Authority:
5.000%, 10/01/2037 (Callable 10/01/2025)	750,000	862,607
5.000%, 10/01/2038 (Callable 10/01/2025)	1,000,000	1,148,152
Anaheim Public Financing Authority,
0.000%, 09/01/2036 (ETM)
(Insured by AGM)	9,845,000	7,593,423
Antelope Valley Community College District,
0.000%, 08/01/2034
(Pre-refunded to 02/01/2025)	150,000	99,207
Brea Redevelopment Agency:
0.000%, 08/01/2033
(Callable 08/01/2027)(5)	1,500,000	1,663,260
0.000%, 08/01/2034
(Callable 08/01/2027)(5)	1,750,000	1,937,867
California Health Facilities
Financing Authority,
4.000%, 08/15/2035 (Callable 08/15/2026)	2,000,000	2,258,264
California Municipal Finance Authority,
5.000%, 01/01/2028
(Pre-refunded to 01/01/2022)	1,230,000	1,230,000
Citrus Community College District,
0.000%, 08/01/2034
(Pre-refunded to 02/01/2024)(5)	885,000	921,976
City & County of San Francisco CA:
4.000%, 06/15/2037 (Callable 06/15/2029)	925,000	1,106,407
4.000%, 06/15/2038 (Callable 06/15/2029)	3,010,000	3,590,058
City of Pasadena CA,
4.250%, 06/01/2034 (Callable 06/01/2023)	500,000	526,110
City of Richmond CA,
0.000%, 08/01/2028 (ETM)
(Insured by FGIC)	100,000	92,709

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Contra Costa Transportation Authority,
5.000%, 03/01/2028
(Callable 03/01/2025)	$1,570,000	$1,791,804
Department of Veterans Affairs Veteran’s
Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	1,415,000	1,546,097
El Rancho Unified School District,
0.000%, 08/01/2035
(Pre-refunded to 08/01/2023)
(Insured by BAM)	300,000	144,844
Fontana Unified School District:
0.000%, 02/01/2033 (ETM)
(Insured by AGM)	460,000	393,338
3.000%, 08/01/2041 (Callable 08/01/2028)
(Insured by BAM)	3,000,000	3,215,228
Foothill-Eastern Transportation
Corridor Agency:
0.000%, 01/01/2025 (ETM)	50,000	49,216
0.000%, 01/01/2028 (ETM)	3,150,000	2,971,671
0.000%, 01/01/2030 (ETM)	95,000	86,280
Fresno Unified School District,
0.000%, 08/01/2033
(Pre-refunded to 08/01/2026)	125,000	91,002
Gateway Unified School District,
0.000%, 03/01/2037 (ETM)
(Insured by AGM)	45,000	32,110
Golden State Tobacco Securitization Corp.,
0.000%, 06/01/2026 (ETM)
(Insured by AGM)	190,000	184,385
Imperial Community College District,
7.000%, 08/01/2040
(Pre-refunded to 08/01/2030)
(Insured by AGM)(5)	180,000	265,102
Kern Community College District,
0.000%, 08/01/2023	2,200,000	2,186,777
La Canada Unified School District:
4.000%, 08/01/2045 (Callable 08/01/2028)	850,000	996,357
4.000%, 08/01/2049 (Callable 08/01/2028)	1,000,000	1,168,545
Long Beach Community College District:
0.000%, 06/01/2032 (ETM)
(Insured by AGM)	1,540,000	1,327,564
0.000%, 06/01/2033 (ETM)
(Insured by AGM)	1,560,000	1,321,330
Los Alamitos Unified School District,
0.000%, 08/01/2042
(Callable 08/01/2029)(5)	170,000	194,247
Mizuho Floater/Residual Trust,
0.350%, 10/01/2036 (Callable 01/31/2022)
(Optional Put Date 02/04/2022)(1)(3)	3,800,000	3,800,000
Moorpark Unified School District,
0.000%, 08/01/2036 (Callable 08/01/2032)
(Insured by AGM)(5)	510,000	555,091
Moreno Valley Unified School District,
0.000%, 07/01/2029 (ETM)
(Insured by AGM)	55,000	50,307
Morongo Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2030)(5)	170,000	185,357
Mount Diablo Unified School District,
0.000%, 08/01/2030 (Callable 08/01/2025)
(Insured by AGM)(5)	680,000	767,361
Mount San Antonio Community
College District,
0.000%, 08/01/2028
(Callable 02/01/2028)(5)	550,000	650,458
Napa Valley Unified School District,
4.000%, 08/01/2035
(Callable 08/01/2026)	3,000,000	3,426,106
Pacheco Union Elementary School District,
0.000%, 02/01/2037 (ETM)
(Insured by AGM)	300,000	219,910
Pajaro Valley Unified School District,
0.000%, 08/01/2027 (ETM)
(Insured by AGM)	25,000	23,709
Palmdale Elementary School District,
0.000%, 08/01/2031 (ETM)
(Insured by AGM)	30,000	26,025
Paramount Unified School District:
0.000%, 08/01/2043
(Pre-refunded to 08/01/2023)
(Insured by BAM)	250,000	64,696
0.000%, 08/01/2045 (Callable 02/01/2033)
(Insured by AGM)(5)	325,000	446,385
Peralta Community College District,
3.500%, 08/01/2032 (Callable 08/01/2025)	1,715,000	1,867,170
Perris Union High School District:
4.000%, 09/01/2032 (Callable 09/01/2029)	615,000	743,085
4.000%, 09/01/2034 (Callable 09/01/2029)	410,000	492,411
4.000%, 09/01/2035 (Callable 09/01/2029)	440,000	525,585
Pleasanton Unified School District,
3.000%, 08/01/2033 (Callable 08/01/2025)	2,000,000	2,139,946
Rio Hondo Community College District,
0.000%, 08/01/2042
(Callable 08/01/2034)(5)	6,810,000	9,379,512
Riverside County
Redevelopment Successor Agency,
8.250%, 10/01/2031
(Pre-refunded to 10/01/2026)(5)	650,000	876,364
Roseville Joint Union High School District,
0.000%, 08/01/2034 (Callable 08/01/2026)	85,000	60,870
San Diego Unified School District:
6.000%, 07/01/2033
(Pre-refunded to 07/01/2024)(5)	350,000	399,142
0.000%, 07/01/2034 (Callable 07/01/2025)	2,000,000	1,345,501
4.000%, 07/01/2034 (Callable 07/01/2027)	1,000,000	1,165,408
0.000%, 07/01/2039 (Callable 07/01/2025)	75,000	40,096
4.000%, 07/01/2044 (Callable 07/01/2029)	2,460,000	2,909,470
San Joaquin Hills Transportation
Corridor Agency:
0.000%, 01/01/2023 (ETM)	14,005,000	13,968,755
0.000%, 01/01/2027 (ETM)	1,380,000	1,323,723
0.000%, 01/01/2028 (ETM)	1,010,000	951,686
San Marcos Unified School District:
0.000%, 08/01/2030
(Pre-refunded to 02/01/2024)	150,000	109,682
0.000%, 08/01/2032
(Pre-refunded to 02/01/2024)	400,000	262,075
0.000%, 08/01/2038
(Pre-refunded to 02/01/2024)	1,500,000	696,624
San Mateo Foster City School District,
0.000%, 08/01/2032
(Callable 08/01/2028)(5)	125,000	150,553
San Mateo Union High School District:
5.000%, 09/01/2041 (Callable 09/01/2023)	2,105,000	2,265,847
5.000%, 12/15/2043
(Pre-refunded to 12/15/2024)
(Insured by AMBAC)(5)	1,635,000	1,852,102

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021
Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
St. Helena Unified School District,
0.000%, 08/01/2028(5)	$130,000	$144,905
State of California,
5.000%, 08/01/2031 (Callable 02/01/2025)	1,125,000	1,272,719
Sutter Union High School District:
0.000%, 08/01/2030
(Pre-refunded to 08/01/2025)	185,000	128,995
0.000%, 08/01/2036
(Pre-refunded to 08/01/2025)	75,000	33,815
0.000%, 08/01/2037
(Pre-refunded to 08/01/2025)	50,000	20,990
0.000%, 08/01/2041
(Pre-refunded to 08/01/2025)	50,000	15,720
0.000%, 08/01/2043
(Pre-refunded to 08/01/2025)	200,000	54,195
0.000%, 08/01/2044
(Pre-refunded to 08/01/2025)	1,065,000	267,770
0.000%, 06/01/2050
(Pre-refunded to 08/01/2025)	700,000	112,480
Victor Valley Union High School District:
0.000%, 08/01/2036
(Pre-refunded to 08/01/2023)
(Insured by AGM)	510,000	251,110
0.000%, 08/01/2038
(Pre-refunded to 08/01/2023)
(Insured by AGM)	460,000	199,788
0.000%, 08/01/2041
(Pre-refunded to 08/01/2023)	545,000	198,178
0.000%, 08/01/2042
(Pre-refunded to 08/01/2023)	2,000,000	683,977
0.000%, 08/01/2046
(Pre-refunded to 08/01/2023)	200,000	53,559
0.000%, 08/01/2052
(Pre-refunded to 08/01/2023)	790,000	145,302
Total California
(Cost $93,876,757)		98,320,452	6.2%
Colorado
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038 (Callable 06/01/2025)
(Insured by ST AID)	1,225,000	1,392,162
Brush School District No. RE-2J:
5.000%, 12/01/2031 (Callable 12/01/2027)
(Insured by BAM)	380,000	463,344
5.000%, 12/01/2032 (Callable 12/01/2027)
(Insured by BAM)	395,000	480,926
5.000%, 12/01/2035 (Callable 12/01/2027)
(Insured by BAM)	460,000	558,090
City of Aurora CO,
5.000%, 12/01/2029	2,400,000	3,100,894
City of Fort Lupton CO,
4.000%, 12/01/2042 (Callable 12/01/2027)
(Insured by AGM)	850,000	965,644
Colorado Educational &
Cultural Facilities Authority,
5.000%, 03/01/2040 (Callable 03/01/2027)	805,000	966,178
Colorado Health Facilities Authority:
0.000%, 07/15/2022 (ETM)	14,185,000	14,170,066
0.000%, 07/15/2024 (ETM)	1,710,000	1,689,954
4.000%, 07/01/2039
(Pre-refunded to 11/09/2022)	100,000	103,139
5.250%, 01/01/2040
(Pre-refunded to 01/01/2023)	3,545,000	3,719,590
5.250%, 01/01/2045
(Pre-refunded to 01/01/2023)	335,000	351,471
5.000%, 06/01/2047
(Pre-refunded to 06/01/2027)	5,800,000	7,062,881
Dawson Ridge Metropolitan District No. 1:
0.000%, 10/01/2022 (ETM)	13,745,000	13,715,143
0.000%, 10/01/2022 (ETM)	23,840,000	23,788,215
Mesa County Valley School District No. 51,
5.500%, 12/01/2037 (Callable 12/01/2027)
(Insured by ST AID)	1,000,000	1,267,034
Regional Transportation District,
4.375%, 06/01/2039 (Callable 06/01/2023)	5,725,000	5,982,564
Total Colorado
(Cost $77,953,958)		79,777,295	5.0%
Connecticut
City of Norwalk CT,
4.000%, 09/01/2031 (Callable 09/01/2029)	1,210,000	1,460,255
Connecticut Housing Finance Authority:
2.875%, 11/15/2030 (Callable 05/15/2025)	1,500,000	1,564,837
4.000%, 11/15/2045 (Callable 05/15/2028)	5,515,000	6,006,030
4.000%, 11/15/2047 (Callable 11/15/2026)	905,000	968,552
4.000%, 05/15/2049 (Callable 11/15/2028)	2,115,000	2,356,745
Connecticut State Health &
Educational Facilities Authority,
5.250%, 03/01/2032 (ETM)
(Insured by AGM)	100,000	129,941
State of Connecticut,
5.000%, 05/01/2026	1,300,000	1,541,234
State of Connecticut Clean Water Fund,
4.000%, 02/01/2037 (Callable 02/01/2029)	1,150,000	1,363,886
University of Connecticut,
5.000%, 01/15/2031 (Callable 01/15/2027)
(Insured by AGM)	1,250,000	1,498,001
Total Connecticut
(Cost $16,300,954)		16,889,481	1.1%
District of Columbia
District of Columbia:
5.000%, 03/01/2036 (Callable 09/01/2029)	1,500,000	1,922,695
5.000%, 04/01/2042
(Pre-refunded to 04/01/2027)	465,000	564,328
5.000%, 10/15/2044 (Callable 04/15/2029)	2,385,000	2,997,873
District of Columbia Housing
Finance Agency,
1.450%, 02/01/2039 (Mandatory Tender
Date 08/01/2022)(1)	1,915,000	1,927,854
Washington Metropolitan Area
Transit Authority,
4.000%, 07/15/2040 (Callable 07/15/2030)	3,145,000	3,759,352
Total District of Columbia
(Cost $10,865,095)		11,172,102	0.7%
Florida
City of Fort Myers FL,
4.000%, 12/01/2037 (Callable 12/01/2025)	480,000	532,999
City of Jacksonville FL,
0.060%, 08/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	7,145,000	7,145,000
City of Melbourne FL,
0.000%, 10/01/2026 (ETM)
(Insured by FGIC)	40,000	38,463
City of Miami Beach FL,
6.250%, 10/01/2022 (ETM)
(Insured by AMBAC)	285,000	297,516

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Miramar FL:
5.000%, 10/01/2029
(Callable 10/01/2027)	$1,025,000	$1,265,405
5.000%, 10/01/2030 (Callable 10/01/2027)	1,000,000	1,230,678
5.000%, 10/01/2034 (Callable 10/01/2027)	1,000,000	1,224,344
5.000%, 10/01/2035 (Callable 10/01/2027)	1,030,000	1,259,171
City of Orlando FL,
5.000%, 11/01/2034 (Callable 11/01/2027)
(Insured by AGM)	1,000,000	1,210,953
City of Tallahassee FL:
5.000%, 10/01/2033 (Callable 10/01/2024)	255,000	285,554
5.000%, 10/01/2034 (Callable 10/01/2024)	1,010,000	1,130,428
5.000%, 10/01/2035 (Callable 10/01/2024)	825,000	922,650
City of Tampa FL,
5.250%, 05/01/2043 (Callable 05/01/2028)	2,000,000	2,505,344
County of Miami-Dade FL:
5.250%, 10/01/2022 (Insured by AGM)	50,000	51,896
0.000%, 10/01/2026 (ETM)
(Insured by NATL)	50,000	48,078
0.000%, 10/01/2027 (ETM)
(Insured by NATL)	200,000	188,427
5.250%, 10/01/2030 (ETM)
(Insured by NATL)	2,770,000	3,653,544
County of Palm Beach FL:
4.000%, 12/01/2036 (Callable 12/01/2030)	2,000,000	2,451,732
4.000%, 12/01/2037 (Callable 12/01/2030)	2,000,000	2,448,052
Florida Housing Finance Corp.:
1.940%, 08/01/2036 (Insured by FNMA)	5,000,000	4,991,322
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	3,925,000	4,150,689
4.000%, 07/01/2050 (Callable 07/01/2028)
(Insured by GNMA)	3,830,000	4,197,387
3.500%, 07/01/2051 (Callable 07/01/2029)
(Insured by GNMA)	635,000	690,564
Florida Municipal Loan Council,
4.000%, 10/01/2033 (Callable 10/01/2031)	415,000	509,711
Highlands County Health Facilities Authority,
0.060%, 11/15/2035 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	5,000,000	5,000,000
Jacksonville Electric Authority:
5.000%, 10/01/2023
(Pre-refunded to 04/01/2023)	690,000	730,496
5.000%, 10/01/2028
(Pre-refunded to 04/01/2024)	755,000	831,701
Lee County School Board,
5.000%, 08/01/2032 (Callable 08/01/2026)	1,675,000	1,977,170
Mid-Bay Bridge Authority:
6.875%, 10/01/2022 (ETM)	1,100,000	1,152,970
6.875%, 10/01/2022 (ETM)
(Insured by AMBAC)	755,000	790,774
Orange County School Board,
5.000%, 08/01/2034 (Callable 08/01/2026)	320,000	377,728
Osceola County Expressway Authority:
0.000%, 10/01/2028 (ETM)(5)	95,000	105,526
0.000%, 10/01/2031 (ETM)(5)	55,000	66,477
Reedy Creek Improvement District,
5.000%, 10/01/2031 (Callable 10/01/2028)	310,000	385,559
School Board of Miami-Dade County,
5.000%, 03/15/2039 (Callable 03/15/2024)	2,000,000	2,180,193
School District of Broward County,
5.000%, 07/01/2024
(Pre-refunded to 07/01/2022)	940,000	962,424
Seminole County School Board,
5.000%, 07/01/2035 (Callable 07/01/2026)	145,000	170,059
Tohopekaliga Water Authority,
3.000%, 10/01/2030
(Callable 10/01/2026)	500,000	541,550
Total Florida
(Cost $56,319,020)		57,702,534	3.6%
Georgia
Atlanta Development Authority:
5.000%, 09/01/2023 (ETM)	2,450,000	2,636,274
5.000%, 09/01/2024
(Pre-refunded to 09/01/2023)	910,000	979,188
5.000%, 09/01/2032
(Pre-refunded to 09/01/2023)	1,315,000	1,414,980
Development Authority of Rockdale County:
5.000%, 07/01/2022	415,000	424,712
5.000%, 07/01/2023	220,000	235,197
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	6,600,000	8,066,284
Georgia Housing & Finance Authority,
3.500%, 12/01/2046 (Callable 12/01/2025)	515,000	540,562
Main Street Natural Gas, Inc.,
0.898%, 08/01/2048
(1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023) (Mandatory Tender
Date 12/01/2023)(2)	1,000,000	1,007,806
Pulaski County School District,
4.000%, 10/01/2038 (Callable 10/01/2030)
(Insured by ST AID)	755,000	920,216
Total Georgia
(Cost $15,498,330)		16,225,219	1.0%
Idaho
Ada & Boise Counties Independent
School District,
5.000%, 08/01/2032 (Callable 02/01/2027)	500,000	600,956
Total Idaho
(Cost $579,506)		600,956	0.0%
Illinois
Boone & Winnebago Counties
Community Unit School District No. 200,
0.000%, 01/01/2024 (ETM)
(Insured by AGM)	720,000	703,029
City of Chicago IL:
5.125%, 01/01/2022 (Insured by BHAC)	295,000	295,000
5.000%, 01/01/2034
(Pre-refunded to 01/01/2025)	2,170,000	2,463,149
Cook County Forest Preserve District,
5.000%, 12/15/2037 (Callable 06/15/2022)	1,070,000	1,091,413
Cook County School District No. 130,
5.000%, 12/01/2026 (Callable 12/01/2025)
(Insured by AGM)	1,140,000	1,337,480
Cook County School District No. 144,
4.500%, 12/01/2025 (ETM)
(Insured by AGM)	5,000	5,332
Cook County School District No. 159:
0.000%, 12/01/2022 (ETM)
(Insured by FGIC)	2,000,000	1,993,574
0.000%, 12/01/2025 (ETM)
(Insured by AGM)	220,000	213,267
0.000%, 12/01/2025 (ETM)
(Insured by FGIC)	400,000	388,513
0.000%, 12/01/2028 (ETM)
(Insured by FGIC)	345,000	318,310
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cook County School District No. 163:
6.000%, 12/15/2026 (Insured by BAM)	$1,165,000	$1,452,424
5.000%, 12/15/2028 (Insured by BAM)	1,305,000	1,637,251
Cook Kane Lake & McHenry Counties
Community College District No. 512,
3.000%, 12/15/2032 (Callable 12/15/2028)	4,860,000	5,393,906
County of Cook IL:
5.000%, 11/15/2033 (Callable 11/15/2027)	3,000,000	3,674,325
5.000%, 11/15/2034 (Callable 11/15/2027)	4,325,000	5,289,527
Exceptional Children Have Opportunities:
5.000%, 12/01/2027	340,000	413,166
5.000%, 12/01/2027	270,000	328,102
5.000%, 12/01/2028	585,000	723,689
5.000%, 12/01/2029	615,000	779,702
5.000%, 12/01/2030 (Callable 12/01/2029)	645,000	839,340
5.000%, 12/01/2031 (Callable 12/01/2029)	675,000	875,072
4.000%, 12/01/2032 (Callable 12/01/2029)	210,000	243,113
4.000%, 12/01/2033 (Callable 12/01/2029)	740,000	854,209
Illinois Development Finance Authority:
0.000%, 07/15/2023 (ETM)	27,875,000	27,686,891
0.000%, 07/15/2025 (ETM)	51,800,000	50,465,932
2.450%, 11/15/2039 (Mandatory Tender
Date 03/03/2026)(1)	2,230,000	2,351,709
Illinois Finance Authority:
5.000%, 02/15/2022	1,095,000	1,101,090
5.000%, 07/01/2031 (Callable 01/01/2026)	1,200,000	1,398,340
4.000%, 01/15/2033 (Callable 01/15/2028)	2,205,000	2,572,816
5.000%, 07/01/2033 (Callable 01/01/2027)	730,000	874,171
5.000%, 08/01/2033
(Pre-refunded to 08/01/2024)	700,000	782,336
4.000%, 01/01/2034 (Callable 01/01/2026)	1,030,000	1,154,854
4.000%, 07/01/2035 (Callable 01/01/2026)	1,000,000	1,119,681
5.000%, 02/15/2036 (Callable 02/15/2027)	215,000	257,105
4.000%, 12/01/2036 (Callable 12/01/2028)	1,000,000	1,180,306
4.000%, 12/01/2037 (Callable 12/01/2028)	3,080,000	3,628,752
4.000%, 07/01/2041 (Callable 01/01/2031)	5,000,000	6,002,864
4.000%, 05/01/2044 (Callable 05/01/2025)	135,000	150,160
Illinois Housing Development Authority:
2.550%, 04/01/2025 (Insured by GNMA)	590,000	609,052
3.100%, 02/01/2035 (Callable 02/01/2026)	1,000,000	1,020,795
3.500%, 08/01/2046 (Callable 02/01/2026)	420,000	443,916
4.000%, 08/01/2048 (Callable 08/01/2027)
(Insured by GNMA)	560,000	609,305
4.250%, 10/01/2049 (Callable 04/01/2028)
(Insured by GNMA)	8,575,000	9,435,797
Kane County Community Unit
School District No. 304:
9.000%, 01/01/2023 (ETM)
(Insured by AGM)	805,000	873,775
9.000%, 01/01/2023 (Insured by AGM)	2,720,000	2,957,542
Kane McHenry Cook & De Kalb Counties
Unit School District No. 300,
5.000%, 01/01/2032 (Callable 01/01/2027)	2,085,000	2,493,120
Knox & Warren Counties Community
Unit School District No. 205:
4.000%, 12/01/2034 (Callable 12/01/2027)
(Insured by BAM)	425,000	489,594
4.000%, 12/01/2039 (Callable 12/01/2027)
(Insured by BAM)	1,305,000	1,460,180
Lake County Township High
School District No. 113,
5.000%, 01/01/2034
(Pre-refunded to 01/01/2023)	3,675,000	3,850,367
McHenry County Community Consolidated
School District No. 47,
4.000%, 02/01/2032
(Callable 02/01/2028)	850,000	988,745
Metropolitan Pier & Exposition Authority,
5.500%, 12/15/2023 (ETM)
(Insured by FGIC)	895,000	942,734
Metropolitan Water Reclamation
District of Greater Chicago,
5.000%, 12/01/2034 (Callable 12/01/2026)	295,000	352,840
Regional Transportation Authority:
6.000%, 07/01/2022 (Insured by NATL)	3,705,000	3,810,837
6.000%, 07/01/2027 (Insured by AGM)	1,000,000	1,265,890
Southwestern Illinois Development Authority,
7.625%, 11/01/2048
(Pre-refunded to 11/01/2023)	6,185,000	6,991,359
State of Illinois:
6.500%, 06/15/2022	40,000	41,122
4.000%, 06/15/2038 (Callable 06/15/2028)
(Insured by BAM)	1,850,000	2,100,450
Village of Carpentersville IL,
4.000%, 12/30/2030 (Callable 12/30/2028)
(Insured by BAM)	1,920,000	2,297,914
Village of Schaumburg IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	5,942,731
Will County Community
High School District No. 210:
0.000%, 01/01/2024 (ETM)
(Insured by AGM)	1,355,000	1,337,568
0.000%, 01/01/2025 (ETM)
(Insured by AGM)	220,000	215,045
Will County Community
Unit School District No. 201-U,
0.000%, 11/01/2024 (ETM)
(Insured by NATL)	905,000	887,966
Will County Elementary
School District No. 122,
0.000%, 10/01/2027 (ETM)
(Insured by AGM)	470,000	444,072
Total Illinois
(Cost $175,084,194)		183,902,616	11.6%
Indiana
Carmel Redevelopment Authority,
4.000%, 08/01/2033
(Pre-refunded to 08/01/2022)	1,000,000	1,022,290
Columbus Multi-High School Building Corp.:
5.000%, 01/15/2026 (Insured by ST AID)	1,125,000	1,315,438
5.000%, 01/15/2027 (Insured by ST AID)	1,265,000	1,522,220
5.000%, 07/15/2028 (Insured by ST AID)	1,000,000	1,248,651
Fishers Redevelopment Authority:
4.000%, 07/15/2027	200,000	233,074
4.000%, 01/15/2028	330,000	387,604
4.000%, 07/15/2028	335,000	396,280
4.000%, 07/15/2029 (Callable 01/15/2029)	540,000	646,173
4.000%, 07/15/2030 (Callable 01/15/2029)	725,000	862,708
Fort Wayne Redevelopment Authority,
5.000%, 02/01/2025 (Callable 02/01/2024)
(Insured by ST AID)	335,000	365,656
Indiana Finance Authority,
5.000%, 10/01/2044 (Callable 10/01/2029)	3,280,000	4,132,328
Indiana Health & Educational Facilities
Financing Authority,
4.000%, 11/15/2046 (Callable 11/15/2026)	1,780,000	2,016,675

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Indiana Health Facility Financing Authority,
2.000%, 11/15/2036
(Pre-refunded to 02/01/2023)(1)	$110,000	$111,753
Indianapolis Local Public
Improvement Bond Bank:
5.000%, 01/01/2033
(Pre-refunded to 01/01/2025)	1,780,000	2,023,317
5.000%, 01/01/2040
(Pre-refunded to 01/01/2029)	2,200,000	2,808,605
5.000%, 02/01/2049 (Callable 02/01/2029)	2,000,000	2,459,812
Kankakee Valley Middle School Building Corp.:
5.000%, 01/15/2029 (Insured by ST AID)	475,000	599,195
5.000%, 07/15/2029 (Insured by ST AID)	1,180,000	1,504,130
Kokomo-Center School Building Corp.,
5.000%, 01/15/2037 (Callable 07/15/2027)
(Insured by ST AID)	500,000	600,917
Northern Wells Multi-School Building Corp.,
4.000%, 07/15/2035 (Callable 07/15/2027)
(Insured by ST AID)	160,000	183,175
Purdue University:
5.000%, 07/01/2034 (Callable 07/01/2031)	1,900,000	2,552,809
5.000%, 07/01/2035 (Callable 07/01/2031)	2,000,000	2,682,382
Total Indiana
(Cost $28,725,315)		29,675,192	1.9%
Iowa
County of Washington IA,
4.000%, 06/01/2030 (Callable 06/01/2026)	1,015,000	1,148,421
Iowa Finance Authority:
5.000%, 08/01/2028
(Pre-refunded to 08/01/2026)	3,625,000	4,349,160
5.000%, 08/01/2035 (Callable 08/01/2025)	950,000	1,096,905
5.000%, 08/01/2042 (Callable 08/01/2027)	500,000	605,194
4.000%, 07/01/2047 (Callable 07/01/2027)
(Insured by GNMA)	530,000	573,126
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	1,085,000	1,211,604
3.250%, 07/01/2050 (Callable 07/01/2029)
(Insured by GNMA)	1,690,000	1,827,210
University of Iowa,
4.000%, 07/01/2033 (Callable 07/01/2027)	655,000	751,039
Total Iowa
(Cost $11,257,874)		11,562,659	0.7%
Kansas
Crawford County Unified
School District No. 250,
5.000%, 09/01/2035 (Callable 09/01/2027)
(Insured by BAM)	445,000	542,105
Johnson County Unified School
District No. 512,
4.000%, 10/01/2035
(Pre-refunded to 10/01/2025)	300,000	339,121
Kansas Development Finance Authority,
5.000%, 11/15/2032 (Callable 05/15/2022)	1,955,000	1,987,814
Shawnee County Unified
School District No. 501,
2.000%, 08/01/2044 (Callable 08/01/2026)	85,000	90,125
Total Kansas
(Cost $2,907,047)		2,959,165	0.2%
Kentucky
City of Berea KY,
0.030%, 06/01/2032 (Callable 01/03/2022)
(Optional Put Date 01/03/2022)(1)	5,000,000	5,000,000
Kentucky Bond Development Corp.,
3.000%, 05/01/2034
(Callable 05/01/2026)	695,000	741,775
Louisville & Jefferson County
Metropolitan Government,
5.000%, 12/01/2035 (Callable 06/01/2022)	1,320,000	1,345,733
Total Kentucky
(Cost $7,083,465)		7,087,508	0.4%
Louisiana
Caddo Parish Commission,
5.000%, 02/01/2028 (Callable 02/01/2025)	530,000	601,752
Jefferson Sales Tax District,
4.000%, 12/01/2032 (Callable 12/01/2029)
(Insured by AGM)	1,300,000	1,550,301
Louisiana Public Facilities Authority:
5.500%, 05/15/2027
(Pre-refunded to 05/15/2026)	26,700,000	31,259,869
5.500%, 05/15/2032
(Pre-refunded to 05/15/2026)	22,190,000	26,767,679
State of Louisiana,
5.000%, 05/01/2027
(Pre-refunded to 05/01/2022)	1,420,000	1,442,438
Webster Parish School District No. 6:
5.000%, 03/01/2025 (Insured by AGM)	425,000	480,744
5.000%, 03/01/2026 (Insured by AGM)	635,000	739,770
5.000%, 03/01/2027 (Insured by AGM)	620,000	741,358
5.000%, 03/01/2028 (Insured by AGM)	755,000	922,697
4.000%, 03/01/2030 (Callable 03/01/2029)
(Insured by AGM)	665,000	779,878
4.000%, 03/01/2031 (Callable 03/01/2029)
(Insured by AGM)	840,000	977,867
Total Louisiana
(Cost $61,628,002)		66,264,353	4.2%
Maryland
City of Baltimore MD:
5.000%, 07/01/2024 (ETM)
(Insured by FGIC)	1,050,000	1,128,363
5.000%, 07/01/2028 (ETM)
(Insured by FGIC)	265,000	305,309
County of Howard MD,
3.125%, 02/15/2035 (Callable 02/15/2028)	250,000	275,151
Maryland Community
Development Administration,
0.625%, 07/01/2022 (Callable 01/31/2022)
(Insured by FHA)	500,000	500,109
Maryland Health & Higher Educational
Facilities Authority:
5.250%, 07/01/2026
(Pre-refunded to 07/01/2024)	285,000	318,506
5.000%, 07/01/2027 (ETM)
(Insured by AMBAC)	1,590,000	1,809,190
State of Maryland:
4.000%, 06/01/2030 (Callable 06/01/2024)	5,790,000	6,270,399
4.000%, 08/01/2030 (Callable 08/01/2027)	2,130,000	2,499,626
5.000%, 08/01/2031 (Callable 08/01/2028)	9,835,000	12,342,927
Washington Suburban Sanitary Commission:
0.070%, 06/01/2023 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	2,200,000	2,200,000
0.070%, 06/01/2023 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	4,110,000	4,110,000
Total Maryland
(Cost $30,108,271)		31,759,580	2.0%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Massachusetts
Commonwealth of Massachusetts,
5.250%, 01/01/2044
(Callable 01/01/2029)	$5,480,000	$6,947,157
Massachusetts Department of Transportation,
5.125%, 01/01/2023 (ETM)
(Insured by FGIC)	645,000	661,157
Massachusetts Development Finance Agency,
5.000%, 07/15/2033 (Callable 07/15/2026)	1,470,000	1,751,288
Massachusetts Housing Finance Agency:
0.875%, 12/01/2023 (Callable 06/01/2022)
(Insured by FHA)	1,000,000	1,001,551
4.000%, 12/01/2044 (Callable 06/01/2025)	560,000	588,781
4.000%, 12/01/2048 (Callable 06/01/2027)
(Insured by GNMA)	1,075,000	1,161,396
4.000%, 06/01/2049 (Callable 12/01/2028)	545,000	594,867
Massachusetts State College
Building Authority:
0.000%, 05/01/2027 (ETM)
(Insured by NATL)	390,000	369,258
0.000%, 05/01/2028 (ETM)
(Insured by NATL)	5,290,000	4,901,637
Total Massachusetts
(Cost $17,858,841)		17,977,092	1.1%
Michigan
Algonac Community Schools:
4.000%, 05/01/2028 (Callable 05/01/2027)
(Insured by Q-SBLF)	175,000	201,969
4.000%, 05/01/2029 (Callable 05/01/2027)
(Insured by Q-SBLF)	370,000	425,044
4.000%, 05/01/2030 (Callable 05/01/2027)
(Insured by Q-SBLF)	470,000	536,059
Chippewa Hills School District,
4.000%, 05/01/2033 (Callable 05/01/2025)
(Insured by Q-SBLF)	300,000	325,893
Ecorse Public School District,
5.000%, 05/01/2027 (Insured by Q-SBLF)	515,000	629,373
Fraser Public School District,
5.000%, 05/01/2024 (Insured by Q-SBLF)	1,000,000	1,106,037
Great Lakes Water Authority,
5.000%, 07/01/2046 (Callable 07/01/2026)	100,000	116,612
Michigan Finance Authority,
5.000%, 06/01/2027
(Pre-refunded to 06/01/2022)	1,315,000	1,340,789
Michigan State Housing
Development Authority:
2.700%, 12/01/2034 (Callable 12/01/2028)	4,700,000	4,949,312
4.250%, 12/01/2049 (Callable 06/01/2028)	3,510,000	3,873,012
3.500%, 12/01/2050 (Callable 06/01/2029)	6,480,000	7,055,925
Pinckney Community Schools:
5.000%, 05/01/2022 (Insured by Q-SBLF)	1,935,000	1,964,996
5.000%, 05/01/2023 (Insured by Q-SBLF)	2,200,000	2,336,244
State of Michigan,
0.000%, 06/01/2022 (ETM)
(Insured by AMBAC)	2,085,000	2,082,445
Swartz Creek Community Schools,
5.000%, 05/01/2038 (Callable 05/01/2029)
(Insured by Q-SBLF)	1,000,000	1,255,416
Utica Community Schools,
5.000%, 05/01/2034 (Callable 05/01/2029)
(Insured by Q-SBLF)	305,000	384,549
Warren Consolidated Schools:
5.000%, 05/01/2033 (Callable 05/01/2026)
(Insured by Q-SBLF)	2,595,000	3,048,611
Warren Consolidated Schools: (cont.)
5.000%, 05/01/2033 (Callable 05/01/2026)
(Insured by Q-SBLF)	4,660,000	5,474,576
5.000%, 05/01/2035 (Callable 05/01/2026)
(Insured by Q-SBLF)	950,000	1,111,651
Total Michigan
(Cost $36,514,439)		38,218,513	2.4%
Minnesota
Brainerd Independent School
District No. 181,
4.000%, 02/01/2026
(Insured by SD CRED PROG)	660,000	750,912
County of Hennepin MN:
4.000%, 12/01/2025 (Callable 12/01/2022)	3,000,000	3,098,459
5.000%, 12/01/2041 (Callable 12/01/2026)	1,000,000	1,191,296
Maple River Independent
School District No. 2135,
4.000%, 02/01/2039 (Callable 02/01/2030)
(Insured by SD CRED PROG)	2,095,000	2,492,801
Minneapolis-Saint Paul
Metropolitan Airports Commission,
5.000%, 01/01/2032 (Callable 01/01/2027)	505,000	604,394
Minnesota Housing Finance Agency:
4.000%, 07/01/2047 (Callable 01/01/2027)
(Insured by GNMA)	245,000	262,477
4.250%, 07/01/2049 (Callable 07/01/2028)
(Insured by GNMA)	1,060,000	1,175,390
Pipestone-Jasper Independent
School District No. 2689,
4.000%, 02/01/2032 (Callable 02/01/2029)
(Insured by SD CRED PROG)	580,000	685,292
State of Minnesota,
5.000%, 08/01/2037 (Callable 08/01/2029)	3,245,000	4,155,465
Total Minnesota
(Cost $14,046,806)		14,416,486	0.9%
Mississippi
Mississippi Development Bank:
5.000%, 03/01/2029 (Callable 03/01/2027)	825,000	996,220
5.250%, 03/01/2035 (Callable 03/01/2028)	495,000	599,169
Oxford School District,
4.000%, 05/01/2027	500,000	584,127
State of Mississippi:
5.000%, 10/01/2028 (Callable 10/01/2027)	1,130,000	1,397,102
5.000%, 10/15/2033 (Callable 10/15/2028)	2,555,000	3,167,196
5.000%, 10/15/2035 (Callable 10/15/2028)	1,000,000	1,237,694
West Rankin Utility Authority:
5.000%, 01/01/2038
(Pre-refunded to 01/01/2025)
(Insured by AGM)	550,000	624,054
5.000%, 01/01/2043
(Pre-refunded to 01/01/2028)
(Insured by AGM)	5,500,000	6,828,774
Total Mississippi
(Cost $15,021,728)		15,434,336	1.0%
Missouri
Independence School District,
5.500%, 03/01/2035 (Callable 03/01/2027)
(Insured by ST AID)	990,000	1,219,438
Jackson County School District No. R-IV,
5.500%, 03/01/2037 (Callable 03/01/2029)
(Insured by ST AID)	1,040,000	1,350,382

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Jefferson County Consolidated
School District No. 6,
3.000%, 03/01/2037 (Callable 03/01/2028)
(Insured by ST AID)	$1,200,000	$1,308,049
Metropolitan St. Louis Sewer District,
5.000%, 05/01/2036 (Callable 05/01/2025)	1,275,000	1,456,865
Missouri Housing Development Commission:
1.950%, 05/01/2025 (Insured by GNMA)	70,000	72,135
3.950%, 11/01/2040 (Callable 05/01/2025)
(Insured by GNMA)	535,000	541,006
Moberly School District No. 81:
4.000%, 03/01/2030 (Callable 03/01/2027)
(Insured by ST AID)	315,000	361,872
3.000%, 03/01/2037 (Callable 09/01/2028)
(Insured by ST AID)	1,700,000	1,839,061
3.000%, 03/01/2038 (Callable 09/01/2028)
(Insured by ST AID)	1,800,000	1,944,481
Normandy Schools Collaborative:
3.000%, 03/01/2038 (Callable 03/01/2028)
(Insured by ST AID)	1,950,000	2,103,669
3.000%, 03/01/2039 (Callable 03/01/2028)
(Insured by ST AID)	2,000,000	2,153,222
St. Louis County School District,
4.000%, 03/01/2031 (Callable 03/01/2025)	1,480,000	1,635,373
St. Louis County Special School District:
4.000%, 04/01/2031
(Callable 04/01/2029)(6)	180,000	211,693
4.000%, 04/01/2032
(Callable 04/01/2029)(6)	185,000	216,614
4.000%, 04/01/2033
(Callable 04/01/2029)(6)	200,000	233,498
4.000%, 04/01/2034
(Callable 04/01/2029)(6)	430,000	500,954
Total Missouri
(Cost $16,721,944)		17,148,312	1.1%
Montana
Flathead County School District No. 44,
4.000%, 07/01/2036 (Callable 07/01/2028)	210,000	240,042
Montana Board of Housing:
3.000%, 12/01/2045 (Callable 06/01/2029)	660,000	683,115
3.050%, 06/01/2050 (Callable 06/01/2029)	330,000	341,935
Montana Facility Finance Authority:
5.000%, 07/01/2028 (Callable 07/01/2027)	430,000	521,015
5.000%, 07/01/2029 (Callable 07/01/2027)	535,000	644,849
Total Montana
(Cost $2,340,019)		2,430,956	0.2%
Nebraska
City of Lincoln NE,
5.000%, 04/01/2023	290,000	306,721
Nebraska Educational Health Cultural &
Social Services Finance Authority:
4.000%, 01/01/2033 (Callable 01/01/2026)	400,000	449,980
4.000%, 01/01/2034 (Callable 01/01/2026)	2,000,000	2,251,442
4.000%, 01/01/2035 (Callable 01/01/2026)	1,000,000	1,125,786
Nebraska Investment Finance Authority,
3.500%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	1,810,000	1,968,091
Omaha School District,
4.000%, 12/15/2033 (Callable 12/15/2028)	1,125,000	1,334,316
University of Nebraska:
3.000%, 07/01/2028
(Pre-refunded to 07/01/2026)	30,000	33,199
3.000%, 05/15/2035
(Pre-refunded to 05/15/2026)	20,000	22,089
3.000%, 07/01/2039
(Pre-refunded to 07/01/2026)	15,000	16,600
Village of Boys Town NE,
3.000%, 09/01/2028	250,000	278,486
Total Nebraska
(Cost $7,543,794)		7,786,710	0.5%
Nevada
Clark County Water Reclamation District,
4.000%, 07/01/2033 (Callable 07/01/2025)	1,000,000	1,108,787
County of Clark NV:
5.000%, 07/01/2033 (Callable 07/01/2024)	1,925,000	2,127,260
5.000%, 07/01/2035 (Callable 07/01/2025)	430,000	490,588
County of Washoe NV,
5.000%, 02/01/2033 (Callable 02/01/2029)	965,000	1,210,659
Total Nevada
(Cost $4,827,680)		4,937,294	0.3%
New Hampshire
New Hampshire Business Finance Authority,
3.000%, 08/15/2051 (Callable 08/15/2031)
(Insured by AGM)	1,500,000	1,571,639
New Hampshire Health and
Education Facilities Authority,
0.060%, 10/01/2030 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,000,000	1,000,000
Total New Hampshire
(Cost $2,565,036)		2,571,639	0.2%
New Jersey
New Jersey Building Authority,
5.000%, 06/15/2024 (ETM)	1,410,000	1,566,311
New Jersey Economic Development Authority:
0.000%, 07/01/2025 (ETM)
(Insured by NATL)	80,000	77,827
5.250%, 07/01/2025 (Insured by BHAC)	1,285,000	1,490,690
New Jersey Educational Facilities Authority,
5.000%, 07/01/2044 (Callable 07/01/2024)	790,000	875,829
New Jersey Health Care
Facilities Financing Authority:
0.000%, 07/01/2023 (ETM)
(Insured by NATL)	10,000	9,941
3.750%, 07/01/2027 (ETM)	205,000	226,295
New Jersey Housing & Mortgage
Finance Agency:
0.750%, 05/01/2023 (Mandatory Tender
Date 06/01/2022)(1)	5,800,000	5,810,107
4.500%, 10/01/2048 (Callable 10/01/2027)	1,080,000	1,200,913
2.450%, 10/01/2050 (Callable 04/01/2029)	580,000	586,636
New Jersey Transportation
Trust Fund Authority:
0.000%, 12/15/2026 (Insured by BHAC)	1,410,000	1,340,055
0.000%, 12/15/2030 (Insured by BHAC)	960,000	833,410
0.000%, 12/15/2031 (Insured by BHAC)	1,190,000	1,007,443
Total New Jersey
(Cost $14,707,499)		15,025,457	0.9%
New Mexico
Jal Public School District No. 19,
2.750%, 10/01/2027
(Pre-refunded to 10/01/2023)
(Insured by ST AID)	600,000	624,835

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Mexico Finance Authority,
4.000%, 06/01/2029
(Callable 06/01/2026)	$2,615,000	$2,966,802
New Mexico Mortgage Finance Authority:
3.500%, 07/01/2033 (Callable 01/01/2028)
(Insured by GNMA)	895,000	974,643
3.950%, 09/01/2040 (Callable 09/01/2024)
(Insured by GNMA)	885,000	924,832
New Mexico Mortgage Financial Authority,
3.550%, 09/01/2037 (Callable 03/01/2027)
(Insured by GNMA)	810,000	868,128
Ruidoso Municipal School District No. 3,
4.000%, 08/01/2032 (Callable 08/01/2026)
(Insured by ST AID)	115,000	130,728
Total New Mexico
(Cost $6,179,356)		6,489,968	0.4%
New York
City of New York NY:
5.000%, 08/01/2022	5,000,000	5,139,297
5.000%, 12/01/2041 (Callable 12/01/2028)	1,125,000	1,401,978
0.150%, 04/01/2042 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	4,000,000	4,000,000
0.160%, 04/01/2042
(Optional Put Date 01/03/2022)(1)	2,175,000	2,175,000
Metropolitan Transportation Authority,
5.000%, 11/15/2028
(Pre-refunded to 11/15/2023)	210,000	228,439
New York City Housing Development Corp.,
0.700%, 11/01/2060 (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2025)(1)	2,150,000	2,154,388
New York City Transitional
Finance Authority:
5.000%, 08/01/2029 (Callable 08/01/2026)	1,550,000	1,844,943
5.000%, 08/01/2030 (Callable 08/01/2024)	2,500,000	2,788,585
5.000%, 08/01/2033 (Callable 08/01/2026)	2,835,000	3,368,834
5.000%, 05/01/2035 (Callable 05/01/2028)	4,000,000	4,962,883
5.000%, 05/01/2042 (Callable 05/01/2027)	500,000	600,323
4.000%, 05/01/2043 (Callable 05/01/2029)	2,500,000	2,921,979
New York City Water & Sewer System:
5.000%, 06/15/2032 (Callable 12/15/2025)	6,500,000	7,591,433
5.000%, 06/15/2035 (Callable 12/15/2025)	500,000	582,256
4.000%, 06/15/2040 (Callable 12/15/2029)	500,000	597,166
5.000%, 06/15/2040 (Callable 12/15/2027)	2,000,000	2,453,065
5.000%, 06/15/2040 (Callable 12/15/2027)	1,850,000	2,269,085
5.000%, 06/15/2040 (Callable 06/15/2028)	4,000,000	4,938,389
New York Liberty Development Corp.,
4.000%, 09/15/2035 (Callable 03/15/2022)	3,000,000	3,020,122
New York State Dormitory Authority:
0.000%, 07/01/2028 (ETM)
(Insured by NATL)	15,000	14,218
0.000%, 07/01/2029 (ETM)
(Insured by NATL)	50,000	46,459
5.000%, 03/15/2030 (Callable 03/15/2024)	3,735,000	4,099,915
5.000%, 03/15/2033 (Callable 03/15/2025)	5,050,000	5,738,588
5.000%, 03/15/2037 (Callable 09/15/2025)	155,000	178,701
5.250%, 03/15/2039 (Callable 09/15/2028)	3,750,000	4,756,268
5.000%, 03/15/2041 (Callable 03/15/2029)	2,000,000	2,504,252
5.000%, 02/15/2044 (Callable 02/15/2025)	1,500,000	1,686,312
5.000%, 03/15/2048 (Callable 09/15/2028)	4,550,000	5,625,428
New York State Environmental Facilities Corp.,
5.500%, 10/15/2030 (ETM)	390,000	528,761
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 01/21/2022)	5,895,000	5,925,878
New York State Urban Development Corp.:
5.000%, 03/15/2022	2,015,000	2,034,511
5.000%, 03/15/2032 (Callable 03/15/2024)	6,000,000	6,587,598
5.000%, 03/15/2033 (Callable 03/15/2023)	280,000	295,551
State of New York Mortgage Agency,
4.000%, 10/01/2049 (Callable 04/01/2028)	3,810,000	4,132,357
Total New York
(Cost $94,076,681)		97,192,962	6.1%
North Carolina
City of Charlotte NC,
5.000%, 07/01/2031 (Callable 07/01/2028)	2,630,000	3,291,238
Inlivian,
2.550%, 05/01/2037 (Insured by FNMA)	4,891,039	5,162,747
North Carolina Eastern
Municipal Power Agency,
4.500%, 01/01/2024
(Pre-refunded to 01/01/2022)	1,870,000	1,870,000
North Carolina Housing Finance Agency:
4.000%, 01/01/2050 (Callable 07/01/2028)
(Insured by GNMA)	1,015,000	1,117,044
4.000%, 07/01/2050 (Callable 07/01/2029)	1,680,000	1,863,739
State of North Carolina,
5.000%, 05/01/2024 (Callable 05/01/2023)	1,000,000	1,061,240
University of North Carolina at Chapel Hill,
0.468%, 12/01/2041
(1 Month LIBOR USD + 0.400%)
(Callable 03/09/2022) (Mandatory Tender
Date 11/09/2022)(2)	7,000,000	7,008,800
Total North Carolina
(Cost $20,866,899)		21,374,808	1.4%
North Dakota
County of Burleigh ND,
4.000%, 11/01/2029
(Pre-refunded to 11/01/2022)
(Insured by AGM)	425,000	438,237
North Dakota Housing Finance Agency:
3.550%, 07/01/2033 (Callable 01/01/2028)	1,515,000	1,601,529
3.450%, 07/01/2037 (Callable 07/01/2026)
(Insured by FHA)	1,405,000	1,487,418
3.500%, 07/01/2046 (Callable 01/01/2026)	805,000	855,956
4.000%, 01/01/2050 (Callable 07/01/2028)	1,135,000	1,266,797
North Dakota Public Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2028)	2,640,000	3,292,981
Total North Dakota
(Cost $8,706,937)		8,942,918	0.6%
Ohio
Akron Bath Copley Joint
Township Hospital District,
3.800%, 01/01/2027
(Pre-refunded to 01/01/2022)	700,000	700,000
City of Cleveland OH:
5.000%, 12/01/2029
(Pre-refunded to 12/01/2022)	850,000	887,401
5.000%, 12/01/2029 (Callable 12/01/2022)	10,000	10,418
City of Delaware OH,
4.000%, 12/01/2033 (Callable 12/01/2024)	200,000	219,564
City of Oxford OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	40,000	45,962
County of Franklin OH,
5.000%, 06/01/2048 (Callable 06/01/2028)	515,000	630,273
County of Montgomery OH:
5.250%, 05/01/2029
(Pre-refunded to 11/12/2023)	1,060,000	1,150,136
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Montgomery OH: (cont.)
5.250%, 05/01/2029
(Pre-refunded to 11/13/2023)	$1,600,000	$1,734,216
Greater Cleveland Regional Transit Authority,
5.000%, 12/01/2038
(Pre-refunded to 06/01/2029)	325,000	420,186
Lucas-Plaza Housing Development Corp.,
0.000%, 06/01/2024 (ETM)
(Insured by FHA)	1,660,000	1,635,810
Ohio Housing Finance Agency:
3.950%, 09/01/2043 (Callable 09/01/2027)
(Insured by GNMA)	215,000	226,724
3.500%, 09/01/2046 (Callable 09/01/2025)
(Insured by GNMA)	675,000	714,629
3.750%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	2,265,000	2,499,271
Ohio Water Development Authority,
5.000%, 12/01/2036 (Callable 12/01/2029)	1,215,000	1,565,948
State of Ohio:
5.000%, 03/01/2026	1,100,000	1,300,751
5.000%, 09/01/2033 (Callable 03/01/2024)	575,000	629,582
5.000%, 01/01/2036 (Callable 01/01/2032)	540,000	718,550
5.000%, 01/01/2038 (Callable 01/01/2032)	430,000	569,689
5.000%, 01/01/2039 (Callable 01/01/2032)	915,000	1,209,649
5.000%, 04/01/2039 (Callable 04/01/2030)	2,000,000	2,546,980
0.140%, 01/15/2051
(Optional Put Date 01/03/2022)(1)	5,500,000	5,500,000
University of Akron,
5.000%, 01/01/2033 (Callable 07/01/2026)	335,000	395,009
Total Ohio
(Cost $24,996,402)		25,310,748	1.6%
Oregon
Clackamas County School District No. 12,
5.000%, 06/15/2037 (Callable 06/15/2027)
(Insured by SCH BD GTY)	825,000	997,311
Clackamas County Service District No. 1,
2.125%, 12/01/2030 (Callable 12/01/2026)	1,000,000	1,043,769
County of Multnomah OR,
4.000%, 06/01/2030
(Pre-refunded to 06/01/2022)	1,565,000	1,589,634
Hillsboro School District No. 1J,
5.000%, 06/15/2035 (Callable 06/15/2027)
(Insured by SCH BD GTY)	600,000	729,857
Salem-Keizer School District No. 24J,
5.000%, 06/15/2033 (Callable 06/15/2030)
(Insured by SCH BD GTY)(5)	2,535,000	3,316,182
State of Oregon:
4.000%, 12/01/2045 (Callable 06/01/2025)	1,655,000	1,755,607
4.000%, 12/01/2048 (Callable 12/01/2026)	1,950,000	2,092,670
State of Oregon Housing &
Community Services Department:
4.000%, 01/01/2047 (Callable 07/01/2025)	750,000	794,611
3.750%, 07/01/2048 (Callable 01/01/2027)	1,170,000	1,233,395
3.500%, 01/01/2051 (Callable 01/01/2029)	3,755,000	4,096,935
Tri-County Metropolitan
Transportation District of Oregon,
4.000%, 09/01/2039 (Callable 09/01/2029)	2,305,000	2,758,184
Total Oregon
(Cost $19,989,770)		20,408,155	1.3%
Pennsylvania
Centennial School District Bucks County,
4.000%, 12/15/2029 (Callable 12/15/2024)
(Insured by ST AID)	265,000	291,742
Commonwealth Financing Authority,
4.000%, 06/01/2039 (Callable 06/01/2028)
(Insured by AGM)	1,500,000	1,713,032
Commonwealth of Pennsylvania,
4.000%, 09/15/2030 (Callable 09/15/2026)	610,000	693,790
Delaware Valley Regional Finance Authority:
0.590%, 09/01/2048 (SIFMA Municipal
Swap Index + 0.530%)
(Callable 09/01/2022) (Mandatory Tender
Date 09/01/2023)(2)	2,000,000	2,005,344
0.170%, 11/01/2055 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	4,000,000	4,000,000
Lancaster County Hospital Authority,
0.100%, 05/15/2030 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,900,000	1,900,000
Mckeesport Area School District,
0.000%, 10/01/2025 (ETM)
(Insured by AMBAC)	110,000	107,241
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046 (Callable 10/01/2025)	685,000	715,647
3.500%, 04/01/2051 (Callable 10/01/2029)	4,030,000	4,289,590
Pittsburgh Water & Sewer Authority:
0.000%, 09/01/2026 (ETM)
(Insured by NATL)	720,000	692,455
0.000%, 09/01/2027 (ETM)
(Insured by FGIC)	1,110,000	1,047,785
0.000%, 09/01/2028 (ETM)
(Insured by FGIC)	360,000	333,684
Total Pennsylvania
(Cost $17,452,129)		17,790,310	1.1%
Puerto Rico
Puerto Rico Highways &
Transportation Authority,
5.250%, 07/01/2022 (ETM)
(Insured by AGM)	1,150,000	1,178,128
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	3,825,000	4,033,364
6.000%, 08/01/2026 (ETM)	4,340,000	5,360,617
6.000%, 08/01/2026 (ETM)
(Insured by AGC)	1,565,000	1,933,033
6.000%, 08/01/2026 (ETM)
(Insured by AGC)	1,290,000	1,593,363
6.000%, 08/01/2026 (ETM)
(Insured by AGC)	1,825,000	2,258,818
6.000%, 08/01/2026 (ETM)
(Insured by AGC)	1,910,000	2,359,165
5.500%, 08/01/2027 (ETM)
(Insured by AMBAC)	7,665,000	9,582,082
Total Puerto Rico
(Cost $26,922,215)		28,298,570	1.8%
Rhode Island
Rhode Island Housing &
Mortgage Finance Corp.,
3.500%, 10/01/2050 (Callable 10/01/2029)	1,345,000	1,459,541
State of Rhode Island,
5.000%, 08/01/2024	5,000,000	5,594,974
Total Rhode Island
(Cost $6,756,703)		7,054,515	0.4%
South Carolina
Charleston Educational
Excellence Finance Corp.,
5.000%, 12/01/2026 (Callable 12/01/2023)	4,625,000	5,032,128

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Columbia SC:
5.000%, 02/01/2029
(Callable 02/01/2028)	$25,000	$31,102
5.000%, 02/01/2049
(Pre-refunded to 02/01/2029)	10,680,000	13,654,018
Patriots Energy Group Financing Agency,
0.928%, 10/01/2048
(1 Month LIBOR USD + 0.860%)
(Callable 11/01/2023) (Mandatory Tender
Date 02/01/2024)(2)	2,895,000	2,922,521
Piedmont Municipal Power Agency,
5.375%, 01/01/2025 (ETM)
(Insured by NATL)	5,465,000	6,197,447
South Carolina Jobs-Economic
Development Authority,
0.210%, 05/01/2048 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,600,000	1,600,000
Tobacco Settlement Revenue
Management Authority,
6.375%, 05/15/2030 (ETM)	705,000	968,571
Total South Carolina
(Cost $29,928,028)		30,405,787	1.9%
South Dakota
Harrisburg School District No. 41-2,
2.375%, 08/01/2026 (Insured by ST AID)	415,000	431,461
South Dakota Housing Development Authority,
3.375%, 05/01/2033 (Callable 05/01/2022)	330,000	331,650
South Dakota State Building Authority,
4.000%, 06/01/2040 (Callable 06/01/2030)	365,000	431,553
Total South Dakota
(Cost $1,171,924)		1,194,664	0.1%
Tennessee
City of Memphis TN,
5.000%, 10/01/2045 (Callable 10/01/2030)	1,300,000	1,669,888
City of Murfreesboro TN:
3.000%, 06/01/2030 (Callable 06/01/2023)	3,400,000	3,513,855
3.000%, 06/01/2031 (Callable 06/01/2023)	3,005,000	3,103,492
Memphis Health Educational &
Housing Facility Board,
0.625%, 06/01/2023 (Mandatory Tender
Date 06/01/2022)
(Insured by HUD)(1)	2,500,000	2,503,593
Nashville & Davidson County
Metropolitan Government,
4.875%, 11/01/2028 (ETM)
(Insured by NATL)	1,675,000	1,942,916
Tennessee Housing Development Agency:
1.750%, 07/01/2028	350,000	358,097
1.950%, 07/01/2030 (Callable 07/01/2029)	550,000	561,421
3.850%, 01/01/2035 (Callable 01/01/2025)	310,000	319,664
3.900%, 07/01/2042 (Callable 07/01/2027)	520,000	558,825
4.000%, 01/01/2043 (Callable 07/01/2027)	810,000	876,848
3.650%, 07/01/2047 (Callable 01/01/2027)	870,000	918,251
4.050%, 01/01/2049 (Callable 01/01/2028)	2,160,000	2,311,862
4.250%, 01/01/2050 (Callable 07/01/2028)	1,340,000	1,471,773
Total Tennessee
(Cost $19,726,792)		20,110,485	1.3%
Texas
Amarillo Independent School District,
5.000%, 02/01/2026 (Callable 02/01/2024)
(PSF Guaranteed)	1,370,000	1,498,856
Anna Independent School District,
5.000%, 08/15/2035 (Callable 08/15/2026)
(PSF Guaranteed)	910,000	1,078,493
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2024 (PSF Guaranteed)	1,025,000	1,105,873
5.000%, 08/15/2024 (PSF Guaranteed)	100,000	111,485
5.000%, 08/15/2024 (ETM)
(PSF Guaranteed)	1,010,000	1,130,696
5.000%, 08/15/2026 (PSF Guaranteed)	500,000	596,076
4.000%, 08/15/2027 (Callable 08/15/2026)
(PSF Guaranteed)	875,000	989,921
5.000%, 02/15/2028 (Callable 02/15/2025)
(PSF Guaranteed)	1,905,000	2,148,513
4.000%, 08/15/2028 (Callable 08/15/2026)
(PSF Guaranteed)	850,000	958,774
5.000%, 08/15/2028
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	555,000	621,261
4.000%, 08/15/2029 (PSF Guaranteed)	200,000	239,075
4.000%, 02/15/2030 (PSF Guaranteed)	305,000	366,719
4.000%, 08/15/2030 (PSF Guaranteed)	130,000	157,419
4.000%, 02/15/2031 (PSF Guaranteed)	315,000	384,083
3.000%, 08/15/2032 (Callable 08/15/2031)
(PSF Guaranteed)	835,000	945,158
4.000%, 08/15/2032 (Callable 08/15/2030)
(PSF Guaranteed)	110,000	132,737
3.000%, 08/15/2033 (Callable 08/15/2031)
(PSF Guaranteed)	1,070,000	1,208,758
3.000%, 08/15/2033 (Callable 08/15/2031)
(PSF Guaranteed)	500,000	557,737
4.000%, 08/15/2033 (Callable 08/15/2030)
(PSF Guaranteed)	110,000	132,406
4.000%, 08/15/2033 (Callable 08/15/2026)
(PSF Guaranteed)	475,000	530,114
5.000%, 08/15/2033
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	1,460,000	1,634,308
3.000%, 08/15/2034 (Callable 08/15/2031)
(PSF Guaranteed)	500,000	556,520
4.000%, 08/15/2034 (Callable 08/15/2026)
(PSF Guaranteed)	195,000	215,648
4.000%, 08/15/2035 (Callable 08/15/2026)
(PSF Guaranteed)	455,000	502,730
4.000%, 12/01/2035 (Callable 06/01/2027)
(PSF Guaranteed)	450,000	512,114
4.000%, 08/15/2036 (Callable 08/15/2030)
(PSF Guaranteed)	510,000	608,759
5.000%, 12/01/2037 (Callable 06/01/2027)
(PSF Guaranteed)	190,000	227,858
4.000%, 08/15/2038 (Callable 08/15/2030)
(PSF Guaranteed)	550,000	653,924
3.000%, 08/15/2040 (Callable 08/15/2031)
(PSF Guaranteed)	290,000	317,457
3.000%, 08/15/2041 (Callable 08/15/2031)
(PSF Guaranteed)	300,000	326,212
3.000%, 08/15/2042 (Callable 08/15/2031)
(PSF Guaranteed)	265,000	287,370
3.000%, 08/15/2043 (Callable 08/15/2031)
(PSF Guaranteed)	210,000	227,269
3.000%, 08/15/2044 (Callable 08/15/2031)
(PSF Guaranteed)	245,000	264,536
Austin Community College District,
5.000%, 08/01/2035 (Callable 08/01/2025)	1,175,000	1,348,968
Austin Community College District
Public Facility Corp.,
5.000%, 08/01/2033 (Callable 08/01/2025)	750,000	859,327

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Balmorhea Independent School District,
4.000%, 02/15/2042 (Callable 02/15/2024)
(PSF Guaranteed)	$350,000	$368,698
Barbers Hill Independent School District,
4.000%, 02/15/2037 (Callable 08/15/2026)
(PSF Guaranteed)	860,000	964,698
Bexar Metropolitan Water District,
0.000%, 05/01/2027 (ETM)
(Insured by NATL)	50,000	47,550
Blum Independent School District:
4.000%, 08/15/2032 (Callable 08/15/2026)
(PSF Guaranteed)	165,000	188,147
4.000%, 08/15/2033 (Callable 08/15/2026)
(PSF Guaranteed)	210,000	239,322
Brazoria County Toll Road Authority,
0.000%, 03/01/2044 (Callable 03/01/2030)
(County Guaranteed)(5)	255,000	257,746
Burleson Independent School District,
5.000%, 08/01/2025 (PSF Guaranteed)	1,260,000	1,459,612
Central Texas Turnpike System,
0.000%, 08/15/2027 (Insured by BHAC)	245,000	232,481
City of Dallas TX,
5.000%, 02/15/2029	1,875,000	2,387,021
City of Fort Worth TX,
4.000%, 02/15/2035 (Callable 02/15/2028)	2,530,000	2,936,329
City of Houston TX:
5.500%, 12/01/2024 (ETM)
(Insured by NATL)	1,835,000	2,014,489
0.000%, 12/01/2026 (ETM)
(Insured by AGM)	465,000	448,167
0.000%, 12/01/2027 (ETM)
(Insured by AGM)	90,000	84,942
0.000%, 12/01/2028 (ETM)
(Insured by AGM)	2,090,000	1,941,607
5.500%, 12/01/2029 (ETM)
(Insured by NATL)	16,050,000	20,282,447
5.750%, 12/01/2032 (ETM)
(Insured by AGM)	29,965,000	44,047,744
City of San Antonio TX,
5.000%, 02/01/2025 (ETM)	175,000	199,243
Cleveland Independent School District,
5.000%, 02/15/2046 (Callable 02/15/2026)
(PSF Guaranteed)	1,000,000	1,160,815
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2029 (Callable 08/15/2024)
(PSF Guaranteed)	215,000	239,277
4.000%, 08/15/2031 (Callable 08/15/2026)
(PSF Guaranteed)	170,000	191,265
4.000%, 08/15/2044 (Callable 08/15/2029)
(PSF Guaranteed)	550,000	645,966
County of Bexar TX:
4.000%, 06/15/2030 (Callable 06/15/2026)	150,000	170,534
4.000%, 06/15/2033
(Pre-refunded to 06/15/2025)	3,795,000	4,256,218
5.000%, 06/15/2036
(Pre-refunded to 06/15/2026)	2,145,000	2,563,600
5.000%, 06/15/2042 (Callable 06/15/2027)	5,000,000	6,043,263
County of Harris TX:
5.000%, 10/01/2026 (Callable 10/01/2025)	4,170,000	4,876,708
5.000%, 08/15/2030 (Callable 08/15/2022)	700,000	720,586
County of Montgomery TX,
5.000%, 03/01/2027
(Pre-refunded to 03/01/2022)	665,000	670,128
County of Williamson TX:
4.000%, 02/15/2034
(Callable 08/15/2026)	2,270,000	2,574,717
4.000%, 02/15/2039 (Callable 02/15/2029)	1,350,000	1,606,502
Crowley Independent School District,
5.000%, 08/01/2036
(Pre-refunded to 08/01/2025)
(PSF Guaranteed)	2,000,000	2,313,759
Dallas Independent School District:
5.000%, 02/15/2036
(Pre-refunded to 02/15/2022)
(PSF Guaranteed)	390,000	392,169
5.000%, 02/15/2036
(Pre-refunded to 02/15/2022)
(PSF Guaranteed)(1)	700,000	703,893
5.000%, 02/15/2036
(Pre-refunded to 02/15/2022)
(PSF Guaranteed)(1)	705,000	708,929
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	420,000	509,801
DeSoto Independent School District:
5.000%, 08/15/2032 (Callable 08/15/2025)
(Insured by BAM)	1,080,000	1,238,936
5.000%, 08/15/2032 (Callable 08/15/2024)
(PSF Guaranteed)	1,825,000	2,035,110
Eagle Mountain & Saginaw
Independent School District,
4.000%, 08/15/2045 (Callable 08/15/2025)
(PSF Guaranteed)	675,000	744,525
Ennis Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,145,000	1,326,367
Forney Independent School District,
5.000%, 08/15/2034 (Callable 08/15/2025)
(PSF Guaranteed)	525,000	603,070
Fort Bend County Municipal
Utility District No. 130,
4.500%, 09/01/2028 (Callable 09/01/2026)
(Insured by BAM)	375,000	435,270
Fort Bend Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	1,655,000	1,853,815
4.000%, 08/15/2036 (Callable 08/15/2030)
(PSF Guaranteed)	975,000	1,183,032
Godley Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	1,445,000	1,521,010
Harlingen Consolidated
Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	2,810,000	3,143,653
5.000%, 08/15/2025 (PSF Guaranteed)	1,445,000	1,675,578
Harris County Cultural Education
Facilities Finance Corp.,
7.000%, 01/01/2048
(Pre-refunded to 01/01/2023)	3,800,000	4,048,304
Harris County Health Facilities
Development Corp.:
5.750%, 07/01/2027 (ETM)	4,815,000	5,721,083
6.250%, 07/01/2027 (ETM)	7,035,000	8,486,887
Harris County Toll Road Authority,
5.000%, 08/15/2028 (Callable 02/15/2028)	770,000	957,959
Harris County-Houston Sports Authority,
0.000%, 11/15/2030 (ETM)
(Insured by NATL)	65,000	57,394
Hays Consolidated Independent School District,
4.000%, 02/15/2033 (Callable 02/15/2027)
(PSF Guaranteed)	880,000	1,007,379

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Honda Auto Receivables Owner Trust,
5.000%, 02/15/2026 (Callable 02/15/2024)
(PSF Guaranteed)	$1,030,000	$1,117,655
Houston Higher Education Finance Corp.,
5.000%, 02/15/2034 (Callable 02/15/2024)
(PSF Guaranteed)	1,795,000	1,932,823
Humble Independent School District,
5.000%, 02/15/2036 (Callable 02/15/2027)
(PSF Guaranteed)	1,000,000	1,194,185
Irving Independent School District,
5.000%, 02/15/2025 (Callable 08/15/2024)
(PSF Guaranteed)	1,250,000	1,400,859
Kenedy Independent School District,
4.000%, 08/15/2031
(Pre-refunded to 08/15/2023)
(PSF Guaranteed)	100,000	105,971
Kirbyville Consolidated
Independent School District,
4.000%, 02/15/2029
(Pre-refunded to 02/15/2024)
(PSF Guaranteed)	160,000	171,615
Klein Independent School District,
4.000%, 08/01/2031 (Callable 08/01/2025)
(PSF Guaranteed)	1,000,000	1,116,257
La Joya Independent School District,
4.000%, 02/15/2035 (Callable 02/15/2027)
(Insured by AGM)	910,000	1,010,575
La Porte Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	1,080,000	1,229,157
Leander Independent School District:
0.000%, 08/15/2034
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	125,000	75,513
0.000%, 08/15/2035
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	375,000	212,988
0.000%, 08/15/2036
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	55,000	29,404
0.000%, 08/15/2037
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	700,000	372,302
0.000%, 08/15/2039
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	550,000	247,329
0.000%, 08/15/2040
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	635,000	289,834
0.000%, 08/15/2040
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	20,000	9,165
0.000%, 08/15/2041
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	8,915,000	3,581,669
0.000%, 08/15/2041
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	135,000	58,632
0.000%, 08/15/2042
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	1,500,000	569,699
0.000%, 08/15/2043
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	200,000	71,913
0.000%, 08/16/2044 (Callable 08/16/2026)
(PSF Guaranteed)	765,000	344,046
0.000%, 08/15/2045
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	2,000,000	637,624
0.000%, 08/15/2046
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	150,000	44,936
0.000%, 08/15/2047
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	190,000	53,443
0.000%, 08/15/2048
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	750,000	198,384
Liberty Hill Independent School District,
4.000%, 02/01/2030 (PSF Guaranteed)	1,750,000	2,140,429
Lower Colorado River Authority:
4.750%, 01/01/2028 (ETM)
(Insured by AGM)	1,360,000	1,533,715
5.000%, 05/15/2040 (Callable 05/15/2025)	1,970,000	2,230,081
Luling Independent School District:
4.000%, 02/15/2028 (PSF Guaranteed)	190,000	225,607
4.000%, 02/15/2029 (Callable 02/15/2028)
(PSF Guaranteed)	90,000	106,257
Mansfield Independent School District,
3.000%, 08/01/2036 (Callable 08/01/2030)
(PSF Guaranteed)	2,820,000	3,184,378
McKinney Independent School District,
4.000%, 02/15/2034 (Callable 02/15/2026)
(PSF Guaranteed)	1,325,000	1,480,832
Melissa Independent School District,
5.000%, 08/01/2036 (Callable 08/01/2026)
(PSF Guaranteed)	1,020,000	1,202,003
Mesquite Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	1,425,000	1,595,391
5.000%, 08/15/2025 (PSF Guaranteed)	2,615,000	3,034,316
5.000%, 08/15/2025 (PSF Guaranteed)	1,500,000	1,740,525
Midlothian Independent School District,
5.000%, 02/15/2047 (Callable 02/15/2027)
(PSF Guaranteed)	1,000,000	1,199,338
Millsap Independent School District,
4.000%, 02/15/2026 (Callable 02/15/2024)
(PSF Guaranteed)	335,000	358,888
Montgomery County Health
Facilities Development Corp.,
0.000%, 07/15/2023 (ETM)	200,000	198,802
Moulton Independent School District:
4.000%, 08/15/2031 (Callable 08/15/2027)
(PSF Guaranteed)	235,000	270,799
4.000%, 08/15/2032 (Callable 08/15/2027)
(PSF Guaranteed)	200,000	230,080
4.000%, 08/15/2034 (Callable 08/15/2027)
(PSF Guaranteed)	225,000	258,189
4.000%, 08/15/2035 (Callable 08/15/2027)
(PSF Guaranteed)	545,000	624,722
4.000%, 08/15/2036 (Callable 08/15/2027)
(PSF Guaranteed)	285,000	326,264
Navasota Independent School District,
5.000%, 02/15/2048
(Pre-refunded to 02/15/2025)
(PSF Guaranteed)	6,785,000	7,725,405
New Caney Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	1,000,000	1,053,179
5.000%, 02/15/2024 (PSF Guaranteed)	1,030,000	1,128,370
5.000%, 02/15/2039 (Callable 08/15/2027)
(PSF Guaranteed)	500,000	604,512

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Hope Cultural Education
Facilities Finance Corp.:
5.000%, 04/01/2025 (ETM)	$715,000	$818,932
5.000%, 04/01/2030
(Pre-refunded to 04/01/2027)	1,150,000	1,394,266
5.000%, 04/01/2031
(Pre-refunded to 04/01/2027)	1,015,000	1,230,592
5.000%, 04/01/2042
(Pre-refunded to 04/01/2027)	7,330,000	8,886,933
5.000%, 08/15/2047 (Callable 08/15/2027)	1,000,000	1,200,733
Newark Higher Education Finance Corp.,
4.000%, 08/15/2022 (PSF Guaranteed)	215,000	219,978
North East Independent School District,
5.000%, 02/01/2024 (PSF Guaranteed)	2,930,000	3,215,203
North Lamar Independent School District:
5.000%, 02/15/2031 (PSF Guaranteed)	570,000	757,889
4.000%, 02/15/2033 (Callable 02/15/2031)
(PSF Guaranteed)	650,000	805,245
4.000%, 02/15/2034 (Callable 02/15/2031)
(PSF Guaranteed)	675,000	834,087
4.000%, 02/15/2035 (Callable 02/15/2031)
(PSF Guaranteed)	700,000	862,476
North Texas Tollway Authority:
0.000%, 09/01/2037
(Pre-refunded to 09/01/2031)	3,590,000	2,034,781
0.000%, 09/01/2043
(Pre-refunded to 09/01/2031)	25,590,000	9,244,213
0.000%, 09/01/2043
(Pre-refunded to 09/01/2031)(5)	3,280,000	4,604,371
6.750%, 09/01/2045
(Pre-refunded to 09/01/2031)(5)	1,390,000	2,093,349
Northside Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,000,000	1,161,913
Pasadena Independent School District,
1.500%, 02/15/2044 (Mandatory Tender
Date 08/15/2024) (PSF Guaranteed)(1)	1,360,000	1,393,231
Pecos Barstow Toyah
Independent School District,
4.000%, 02/15/2041 (Callable 02/15/2025)
(PSF Guaranteed)	1,000,000	1,096,506
Pflugerville Independent School District:
5.000%, 02/15/2025
(Pre-refunded to 02/15/2024)
(PSF Guaranteed)	1,020,000	1,120,000
4.000%, 02/15/2027 (Callable 02/15/2026)	460,000	521,001
4.000%, 02/15/2029 (Callable 02/15/2026)	165,000	186,468
4.000%, 02/15/2032 (Callable 02/15/2026)	200,000	225,243
5.000%, 02/15/2037 (Callable 02/15/2026)
(PSF Guaranteed)	100,000	115,819
Princeton Independent School District,
5.000%, 02/15/2032 (Callable 02/15/2025)
(PSF Guaranteed)	560,000	632,693
Prosper Independent School District,
5.000%, 02/15/2031 (Callable 02/15/2028)
(PSF Guaranteed)	1,020,000	1,265,117
Red River Education Finance Corp.,
5.000%, 03/15/2043
(Pre-refunded to 03/15/2023)	4,500,000	4,758,039
Rockwall Independent School District,
5.000%, 02/15/2038 (Callable 01/31/2022)
(PSF Guaranteed)	745,000	747,764
San Angelo Independent School District,
5.000%, 02/15/2029
(Pre-refunded to 02/15/2024)
(PSF Guaranteed)	1,500,000	1,645,385
San Antonio Public Facilities Corp.,
4.000%, 09/15/2034
(Callable 09/15/2022)	1,750,000	1,788,343
Sherman Independent School District,
5.000%, 02/15/2026
(Pre-refunded to 02/15/2024)
(PSF Guaranteed)	1,775,000	1,950,210
Smithville Independent School District:
4.000%, 08/15/2031 (Callable 08/15/2028)
(PSF Guaranteed)	200,000	236,244
4.000%, 08/15/2032 (Callable 08/15/2028)
(PSF Guaranteed)	100,000	117,892
4.000%, 08/15/2033 (Callable 08/15/2028)
(PSF Guaranteed)	110,000	129,577
Socorro Independent School District,
4.000%, 08/15/2033 (Callable 02/15/2027)
(PSF Guaranteed)	900,000	1,030,240
State of Texas:
4.000%, 08/01/2030 (Callable 08/01/2025)	1,285,000	1,434,390
4.000%, 08/01/2031 (Callable 08/01/2025)	1,000,000	1,114,379
5.000%, 04/01/2038 (Callable 04/01/2026)	2,000,000	2,342,000
4.000%, 04/01/2046 (Callable 04/01/2026)	4,110,000	4,555,075
Tarrant County Health Facilities
Development Corp.,
6.000%, 09/01/2024 (ETM)	2,970,000	3,241,527
Terrell Independent School District,
4.000%, 08/01/2037 (Callable 08/01/2026)
(PSF Guaranteed)	510,000	569,280
Texas Department of Housing
& Community Affairs:
3.400%, 03/01/2035 (Callable 09/01/2034)
(Insured by FNMA)	4,697,203	5,221,938
2.150%, 09/01/2035 (Callable 03/01/2029)
(Insured by GNMA)	1,355,000	1,382,951
4.000%, 03/01/2050 (Callable 09/01/2028)
(Insured by GNMA)	960,000	1,069,966
Texas Municipal Gas Acquisition
and Supply Corp. II,
1.006%, 09/15/2027 (3 Month LIBOR
USD + 0.870%)(2)	16,250,000	16,461,245
Texas State Affordable Housing Corp.,
4.250%, 03/01/2049 (Callable 03/01/2029)
(Insured by GNMA)	240,000	263,057
Texas Water Development Board:
4.000%, 10/15/2033 (Callable 10/15/2027)	600,000	702,803
5.000%, 10/15/2033 (Callable 10/15/2025)	1,250,000	1,454,589
4.000%, 10/15/2034 (Callable 04/15/2028)	2,000,000	2,346,513
4.000%, 10/15/2034 (Callable 10/15/2028)	975,000	1,159,669
4.000%, 04/15/2038 (Callable 10/15/2027)	1,900,000	2,211,361
Town of Flower Mound TX,
5.000%, 03/01/2033 (Callable 03/01/2024)	250,000	273,788
United Independent School District:
5.000%, 08/15/2033 (Callable 08/15/2028)
(PSF Guaranteed)	835,000	1,045,000
5.000%, 08/15/2038 (Callable 08/15/2027)
(PSF Guaranteed)	225,000	274,440
Waxahachie Independent School District,
5.000%, 02/15/2039 (Callable 02/15/2026)
(PSF Guaranteed)	785,000	909,863
Webb Consolidated Independent
School District:
4.000%, 02/15/2033
(Pre-refunded to 02/15/2025)
(PSF Guaranteed)	175,000	193,787
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Webb Consolidated Independent
School District: (cont.)
4.000%, 02/15/2033 (Callable 02/15/2025)
(PSF Guaranteed)	$75,000	$82,628
Wylie Independent School District,
6.750%, 08/15/2023 (PSF Guaranteed)	1,010,000	1,113,965
Ysleta Independent School District,
5.000%, 08/15/2025 (Callable 08/15/2024)
(PSF Guaranteed)	1,545,000	1,726,303
Total Texas
(Cost $312,597,323)		325,928,209	20.6%
Utah
State of Utah:
3.000%, 07/01/2033 (Callable 01/01/2029)	1,500,000	1,676,217
3.000%, 07/01/2034 (Callable 01/01/2029)	2,000,000	2,224,312
Timpanogos Special Service District,
4.000%, 06/01/2028 (Callable 06/01/2024)	425,000	457,591
University of Utah,
5.000%, 08/01/2044 (Callable 08/01/2028)	2,240,000	2,799,008
Utah Charter School Finance Authority:
5.000%, 04/15/2024 (Insured by UT CSCE)	235,000	256,312
5.000%, 04/15/2037 (Callable 04/15/2026)
(Insured by UT CSCE)	500,000	567,212
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)
(Insured by FHA)	3,115,000	3,316,780
Total Utah
(Cost $11,095,541)		11,297,432	0.7%
Vermont
Vermont Housing Finance Agency:
3.600%, 11/01/2036 (Callable 11/01/2025)	1,330,000	1,405,650
4.000%, 05/01/2048 (Callable 11/01/2026)
(Insured by GNMA)	670,000	710,016
4.000%, 11/01/2048 (Callable 05/01/2027)	450,000	483,420
Total Vermont
(Cost $2,514,172)		2,599,086	0.2%
Virginia
County of Fairfax VA:
5.000%, 10/01/2035 (Callable 04/01/2030)
(Insured by ST AID)	5,550,000	7,249,687
5.000%, 04/01/2042 (Callable 04/01/2027)	585,000	703,237
Danville Industrial Development Authority,
5.250%, 10/01/2028 (ETM)
(Insured by AMBAC)	870,000	968,806
Fairfax County Industrial
Development Authority,
4.000%, 05/15/2044 (Callable 05/15/2024)	455,000	491,250
Loudoun County Economic
Development Authority,
0.070%, 10/01/2039 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,540,000	1,540,000
University of Virginia,
5.000%, 04/01/2042 (Callable 04/01/2027)	535,000	650,146
Virginia Housing Development Authority,
3.450%, 04/01/2038 (Callable 10/01/2022)	7,350,000	7,476,664
Total Virginia
(Cost $18,956,176)		19,079,790	1.2%
Washington
Central Puget Sound Regional
Transit Authority:
5.000%, 11/01/2032
(Pre-refunded to 11/01/2025)	2,725,000	3,190,344
5.000%, 11/01/2041 (Callable 11/01/2026)	1,035,000	1,227,511
County of King WA:
5.000%, 07/01/2034
(Pre-refunded to 01/01/2025)	705,000	801,370
5.000%, 01/01/2037 (Callable 01/01/2029)	2,000,000	2,516,563
Energy Northwest,
5.000%, 07/01/2034 (Callable 07/01/2027)	1,090,000	1,324,648
King County Housing Authority:
3.250%, 05/01/2033 (Callable 05/01/2028)
(County Guaranteed)	1,500,000	1,655,238
4.000%, 11/01/2034 (Callable 11/01/2029)
(County Guaranteed)	1,520,000	1,796,452
4.000%, 11/01/2036 (Callable 11/01/2029)
(County Guaranteed)	2,740,000	3,229,342
Pierce County School District No. 3,
5.000%, 12/01/2033 (Callable 06/01/2027)
(Insured by SCH BD GTY)	2,600,000	3,153,872
Port of Seattle WA:
5.000%, 01/01/2037 (Callable 01/01/2027)	1,665,000	1,988,907
5.000%, 01/01/2038 (Callable 01/01/2027)	1,000,000	1,193,279
State of Washington:
5.000%, 07/01/2032 (Callable 01/01/2025)	1,005,000	1,133,711
5.000%, 07/01/2032 (Callable 01/01/2025)	6,005,000	6,774,066
5.000%, 08/01/2034 (Callable 08/01/2023)	2,755,000	2,953,624
5.000%, 02/01/2035 (Callable 02/01/2025)	720,000	813,363
5.000%, 08/01/2038 (Callable 08/01/2026)	1,225,000	1,447,799
5.000%, 07/01/2040 (Callable 07/01/2028)	660,000	810,774
Washington Health Care Facilities Authority:
5.000%, 09/01/2030	300,000	388,733
5.000%, 09/01/2031 (Callable 09/01/2030)	175,000	225,562
5.000%, 09/01/2032 (Callable 09/01/2030)	185,000	237,545
5.000%, 09/01/2033 (Callable 09/01/2030)	190,000	243,551
Washington State Housing
Finance Commission:
5.000%, 01/01/2023 (ETM)	330,000	337,656
0.610%, 12/01/2048 (SIFMA Municipal
Swap Index + 0.550%)
(Callable 04/01/2023)
(Mandatory Tender Date 10/01/2023)(2)	4,465,000	4,486,921
4.000%, 06/01/2049 (Callable 06/01/2028)	495,000	539,374
4.000%, 06/01/2050 (Callable 06/01/2029)
(Insured by GNMA)	1,750,000	1,937,856
Total Washington
(Cost $42,751,288)		44,408,061	2.8%
West Virginia
West Virginia Economic Development Authority,
5.000%, 07/01/2033 (Callable 07/01/2027)	875,000	1,062,584
West Virginia Parkways Authority,
5.000%, 06/01/2043 (Callable 06/01/2028)	2,720,000	3,330,671
Total West Virginia
(Cost $4,328,861)		4,393,255	0.3%
Wisconsin
Baraboo School District:
4.000%, 04/01/2028 (Callable 04/01/2026)
(Insured by BAM)	550,000	623,482
3.000%, 04/01/2030 (Callable 04/01/2026)
(Insured by BAM)	300,000	318,851
3.000%, 04/01/2033 (Callable 04/01/2026)
(Insured by BAM)	650,000	687,297
City of Milwaukee WI,
3.000%, 06/01/2033 (Callable 06/01/2026)	2,500,000	2,658,398
Public Finance Authority,
5.000%, 03/01/2025	535,000	608,412

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southeast Wisconsin Professional
Baseball Park District:
5.500%, 12/15/2026 (Insured by NATL)	$1,630,000	$1,919,234
0.000%, 12/15/2027 (ETM)
(Insured by NATL)	425,000	398,598
0.000%, 12/15/2028 (ETM)
(Insured by NATL)	440,000	405,861
0.000%, 12/15/2029 (ETM)
(Insured by NATL)	440,000	395,215
State of Wisconsin:
5.000%, 05/01/2024 (Callable 05/01/2023)	2,150,000	2,285,819
4.000%, 05/01/2031
(Pre-refunded to 05/01/2022)	245,000	248,091
5.000%, 05/01/2033 (Callable 05/01/2025)	500,000	572,054
5.000%, 05/01/2034 (Callable 05/01/2025)	900,000	1,028,416
5.000%, 05/01/2037 (Callable 05/01/2028)	2,505,000	3,099,365
4.000%, 05/01/2041 (Callable 05/01/2028)	4,900,000	5,724,578
State of Wisconsin Clean Water
Fund Leveraged Loan Portfolio:
5.000%, 06/01/2028
(Pre-refunded to 06/01/2024)	5,430,000	6,029,511
5.000%, 06/01/2030
(Pre-refunded to 06/01/2024)	10,515,000	11,675,932
5.000%, 06/01/2031
(Pre-refunded to 06/01/2024)	7,975,000	8,855,497
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038
(Pre-refunded to 04/01/2023)	2,680,000	2,837,288
Village of Mount Pleasant WI:
5.000%, 04/01/2036 (Callable 04/01/2028)	275,000	336,992
4.000%, 04/01/2037 (Callable 04/01/2028)	2,400,000	2,723,186
5.000%, 04/01/2048 (Callable 04/01/2028)
(Insured by BAM)	1,500,000	1,789,684
Wisconsin Center District:
4.000%, 12/15/2029 (Callable 06/15/2026)	1,480,000	1,675,847
5.000%, 12/15/2030 (Callable 06/15/2026)	775,000	914,836
0.000%, 12/15/2034 (Callable 12/15/2030)
(Insured by AGM)	1,205,000	870,741
0.000%, 12/15/2034 (Callable 12/15/2030)
(Insured by AGM)	1,810,000	1,311,522
4.000%, 12/15/2034 (Callable 06/15/2026)	720,000	808,422
0.000%, 12/15/2035 (Callable 12/15/2030)
(Insured by AGM)	2,000,000	1,388,893
Wisconsin Health & Educational
Facilities Authority:
5.000%, 02/15/2028
(Pre-refunded to 08/15/2025)	20,000	23,151
4.000%, 02/15/2033
(Pre-refunded to 08/15/2025)	100,000	112,185
5.000%, 11/15/2036 (Callable 05/15/2026)	205,000	240,531
4.000%, 02/15/2038
(Pre-refunded to 08/15/2025)	500,000	560,925
5.000%, 07/01/2042 (Callable 07/01/2027)	2,000,000	2,388,771
4.000%, 11/15/2043 (Callable 11/15/2028)	2,295,000	2,682,058
Wisconsin Housing & Economic
Development Authority:
3.500%, 09/01/2046 (Callable 09/01/2025)
(Insured by FNMA)	835,000	881,069
4.000%, 03/01/2048 (Callable 03/01/2027)
(Insured by FNMA)	1,050,000	1,119,616
4.250%, 03/01/2049 (Callable 09/01/2028)
(Insured by FNMA)	1,720,000	1,900,405
Total Wisconsin
(Cost $69,678,622)		72,100,733	4.6%
Wyoming
Wyoming Community
Development Authority:
4.000%, 12/01/2043
(Callable 06/01/2027)	380,000	399,403
4.000%, 12/01/2048
(Callable 06/01/2028)	2,360,000	2,569,045
3.000%, 06/01/2050
(Callable 12/01/2030)
(Insured by GNMA)	2,000,000	2,140,663
Total Wyoming
(Cost $5,038,961)		5,109,111	0.3%
Total Municipal Bonds
(Cost $1,511,219,348)		1,568,052,707	98.9%

	Shares
Closed-End Investment Company
Nuveen AMT-Free Municipal Credit
Income Fund, Series C Preferred Shares,
0.300%, 12/01/2031(1)	5,000	5,000,000
Total Closed-End Investment Company
(Cost $5,000,000)		5,000,000	0.3%
Total Long-Term Investments
(Cost $1,516,219,348)		1,573,052,707	99.2%
Short-Term Investment
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	518,514	518,514
Total Short-Term Investment
(Cost $518,514)		518,514	0.0%
Total Investments
(Cost $1,516,737,862)		1,573,571,221	99.2%
Other Assets in Excess of Liabilities		11,877,572	0.8%
TOTAL NET ASSETS		$1,585,448,793	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2021.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund

(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2021, the value of these securities totaled $4,171,996, which represented 0.26% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,568,052,707	$—	$1,568,052,707
Closed-End Investment Company	—	5,000,000	—	5,000,000
Total Long-Term Investments	—	1,573,052,707	—	1,573,052,707
Short-Term Investment
Money Market Mutual Fund	518,514	—	—	518,514
Total Short-Term Investment	518,514	—	—	518,514
Total Investments	$518,514	$1,573,052,707	$—	$1,573,571,221

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2021 (Unaudited)

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

Two themes dominated the municipal market in 2021—credit and cash inflows. Investors took comfort in the strong credit backdrop, as tax revenues rebounded sharply and were joined by unprecedented federal fiscal support. Generally, the more credit risk an investor accepted, the better the return they likely achieved. The tax-exempt yield curve flattened in the fourth quarter as the Fed began to unwind their easy monetary policy, tapering monthly asset purchases and signaling that rate hikes will likely begin in 2022. The result was a flatter tax-exempt yield curve as the spread between 1-30 years narrowed 20 basis points in the fourth quarter. Still, tax-free rates ended the year higher than where they began with the greatest upward adjustment in the 7-year maturity range, which rose 48 basis points. Municipal mutual funds experienced consistently positive flows in the fourth quarter and for the full year. Municipal mutual funds experienced net outflows in only one of the 52 weeks during 2021 and the cumulative net inflows in 2021 set a record of $101.7 billion, more than twice the $39.7 billion of inflows in 2020 and surpassing the previous high of $92.8 billion set in 2019. Total municipal supply of $484 billion was down 2% year-over-year, with tax-exempt supply up 10% and taxable issuances down 24%. Congress was able to pass the $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) in the fourth quarter, which included $550 billion of new infrastructure spending that will be spread out over several years. The top target for the new IIJA spending plan is roads, but funds are also directed to many other key needs, including the electric grid, rail, public transit, and broadband expansion. The plan will distribute funds primarily through matching federal grants in which state and local governments share in a portion of the project’s cost.

During 2021, the Institutional Share Class of the Fund (BMNIX) posted a net return of 1.60% vs. a 0.86% return for the Bloomberg 1-15 Year Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Credit – Rewarded for an overweight to lower-quality issues
•	Curve – Benefited from active management and roll-down optimization
•	Security selection across the Fund’s holdings
•	Sector – An overweight to revenue bonds, especially Healthcare, Education and Transportation

Negative contributors to the Fund’s relative performance during the year include:

•	Sector – Underweight to State general obligation bonds
•	Sector – Allocation to Housing pass-through securities

We foresee the strong fiscal position of municipalities continuing in 2022, supporting a solid credit backdrop. Even with growth expected to slow, rising tax revenues and unspent federal monies should provide ample resources for municipal issuers. This expectation, however, is largely priced into the market as lower-quality issues significantly outperformed higher-quality, for example in 2021, BBB-rated issues provided 438 basis points of excess return over AAA-rated issues as spreads tightened to record levels. We expect lower-quality issues to continue to add value to a portfolio, but less so than in 2021. Long-term pension funding challenges remain for many municipalities, and it will be important to monitor how municipalities utilize the abundant resources they currently have. Security selection and structural opportunities among individual securities will continue to play a critical role in 2022. Whether it be sectors where cash flow analysis is required (e.g., Housing) or unique coupon/call features that offer additional yield, we expect to lean increasingly toward structural opportunities over credit. Finally, with rates higher year-over-year and the yield curve steeper between short-term and intermediate-term maturities, the curve continues to offer appealing roll-down and total return potential, especially in the 6-9-year segment.

We expect the Fund will maintain a neutral duration posture relative to the benchmark with an allocation that seeks to optimize the roll-down benefit of an upwardly sloping municipal curve and its sector weightings will favor an overweight to revenue-backed issues over general obligation debt. We believe a modestly overweight credit posture remains appropriate to benefit from the strong pace of economic growth. We also believe a continued focus on fundamental tax and revenue support remains especially important now that credit spreads have narrowed to balance risk and reward opportunities.

Baird Core Intermediate Municipal Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,573,743,050

	SEC 30-Day Yield(4)
	Institutional Class	0.89%
	Investor Class	0.65%

	Average Effective Duration	4.17 years

	Average Effective Maturity	4.27 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	31%

Sector Weightings(1)	Number of Holdings	1,658

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(6)	Includes 0.25% 12b-1 fee.

Baird Core Intermediate Municipal Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming	Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	1.60%	4.51%	4.01%	3.66%
Investor Class Shares	1.44%	4.26%	3.76%	3.41%
Bloomberg 1-15 Year Municipal Bond Index(2)	0.86%	3.98%	3.57%	3.10%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2021.
(2)
The Bloomberg 1-15 Year Municipal Bond Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Community College System:
3.500%, 11/01/2024 (Insured by BAM)	$1,010,000	$1,089,413
3.500%, 11/01/2025 (Insured by BAM)	1,100,000	1,209,990
5.000%, 10/01/2028 (Callable 10/01/2026)
(Insured by AGM)	310,000	366,304
Alabama Economic Settlement Authority,
4.000%, 09/15/2033 (Callable 09/15/2026)	8,060,000	9,119,099
Birmingham Airport Authority:
5.000%, 07/01/2027 (Insured by BAM)	500,000	611,389
4.000%, 07/01/2036 (Callable 07/01/2030)
(Insured by BAM)	360,000	429,738
4.000%, 07/01/2037 (Callable 07/01/2030)
(Insured by BAM)	500,000	595,565
Chilton County Health Care Authority,
4.000%, 11/01/2045 (Callable 11/01/2025)	155,000	170,854
City of Birmingham AL:
5.000%, 03/01/2040
(Pre-refunded to 09/01/2025)(7)	205,000	238,640
5.000%, 03/01/2045
(Pre-refunded to 09/01/2025)(7)	1,205,000	1,402,741
City of Oxford AL,
0.200%, 09/01/2041 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	1,300,000	1,300,000
City of Troy AL,
5.000%, 07/01/2031 (Callable 07/01/2025)
(Insured by BAM)	555,000	632,603
County of Jefferson AL:
0.000%, 10/01/2025 (Callable 10/01/2023)
(Insured by AGM)	1,000,000	922,533
5.000%, 09/15/2029 (Callable 03/15/2027)	570,000	688,196
0.000%, 10/01/2033 (Callable 10/01/2023)
(Insured by AGM)	110,000	59,560
0.000%, 10/01/2034 (Callable 10/01/2023)
(Insured by AGM)	480,000	240,444
Homewood Educational Building Authority:
4.000%, 12/01/2033 (Callable 12/01/2029)	785,000	918,091
4.000%, 12/01/2034 (Callable 12/01/2029)	255,000	296,840
Jefferson County Board of Education,
5.000%, 02/01/2042 (Callable 02/01/2028)	825,000	1,001,725
Lauderdale County
Agriculture Center Authority,
4.000%, 07/01/2034 (Callable 07/01/2024)	1,235,000	1,343,621
Leeds Public Educational Building Authority,
4.000%, 04/01/2034 (Callable 10/01/2025)
(Insured by AGM)	450,000	501,235
Madison Water & Wastewater Board:
4.000%, 12/01/2037 (Callable 12/01/2029)	530,000	631,705
4.000%, 12/01/2039 (Callable 12/01/2029)	240,000	285,078
Southeast Alabama Gas Supply District,
0.918%, 06/01/2049
(1 Month LIBOR USD + 0.850%)
(Callable 03/01/2024) (Mandatory Tender
Date 06/01/2024)(2)	5,140,000	5,186,747
Tallassee Board of Education:
4.000%, 08/01/2029 (Insured by AGM)	420,000	500,807
4.000%, 08/01/2030 (Insured by AGM)	435,000	524,132
4.000%, 08/01/2031 (Callable 08/01/2030)
(Insured by AGM)	455,000	548,028
4.000%, 08/01/2032 (Callable 08/01/2030)
(Insured by AGM)	470,000	564,684
UAB Medicine Finance Authority,
4.000%, 09/01/2038 (Callable 09/01/2029)	500,000	587,389
Total Alabama
(Cost $31,076,786)		31,967,151	2.0%
Alaska
Alaska Housing Finance Corp.:
5.000%, 12/01/2029 (Callable 06/01/2024)	225,000	250,130
5.000%, 12/01/2031 (Callable 06/01/2028)	500,000	614,098
4.000%, 06/01/2036
(Pre-refunded to 06/01/2025)	505,000	562,957
4.000%, 06/01/2036 (Callable 06/01/2025)	1,245,000	1,351,237
Alaska Industrial Development
& Export Authority,
4.000%, 10/01/2034 (Callable 10/01/2029)	1,585,000	1,839,281
Alaska Municipal Bond Bank Authority,
5.000%, 08/01/2027
(Pre-refunded to 08/01/2023)	500,000	536,459
University of Alaska:
4.000%, 10/01/2025	170,000	189,884
4.000%, 10/01/2026 (Callable 10/01/2023)	650,000	687,082
5.000%, 10/01/2044 (Callable 10/01/2026)
(Insured by AGM)	1,500,000	1,749,839
Total Alaska
(Cost $7,367,796)		7,780,967	0.5%
Arizona
Arizona Industrial Development Authority:
2.500%, 05/01/2022
(Insured by AGM) (3)	175,159	175,472
4.000%, 07/01/2023
(Insured by SD CRED PROG)	115,000	120,476
4.000%, 07/01/2023
(Insured by SD CRED PROG)	100,000	104,762
4.000%, 07/01/2024
(Insured by SD CRED PROG)	200,000	215,003
4.000%, 07/01/2025
(Insured by SD CRED PROG)	100,000	109,826
4.000%, 07/01/2026
(Insured by SD CRED PROG)	100,000	112,065
5.000%, 02/01/2028	200,000	247,656
5.000%, 05/01/2028	270,000	296,172
4.625%, 08/01/2028(3)	1,160,000	1,326,725
5.000%, 02/01/2030	340,000	439,015
5.000%, 07/01/2032 (Callable 07/01/2026)	205,000	231,233
5.000%, 07/01/2033 (Callable 07/01/2026)	220,000	247,808
4.000%, 07/01/2034 (Callable 07/01/2026)	230,000	248,990
4.000%, 07/01/2035 (Callable 07/01/2026)	235,000	254,167
4.000%, 07/01/2036 (Callable 07/01/2026)	445,000	480,745
4.000%, 07/01/2051 (Callable 07/01/2026)	2,950,000	3,144,720
Arizona State University,
5.000%, 07/01/2029 (Callable 07/01/2024)	150,000	165,918
City of Phoenix Civic Improvement Corp.,
5.000%, 07/01/2034 (Callable 07/01/2027)	250,000	304,267
City of Tucson AZ,
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	574,736
Industrial Development Authority
of the City of Phoenix,
4.000%, 10/01/2047 (Callable 10/01/2026)	115,000	125,831
Industrial Development Authority
of the County of Pima,
4.000%, 09/01/2029 (Callable 03/01/2023)	2,000,000	2,075,720
Kyrene Elementary School District No. 28,
4.000%, 07/01/2033 (Callable 07/01/2025)	1,500,000	1,656,081

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maricopa County Department
of Public Health,
5.000%, 07/01/2033
(Callable 07/01/2028)	$265,000	$327,884
Maricopa County Industrial
Development Authority,
5.000%, 07/01/2028
(Insured by SD CRED PROG)	755,000	923,298
Maricopa County Unified
School District No. 48,
3.000%, 07/01/2034 (Callable 07/01/2028)	1,000,000	1,103,161
Tender Option Bond Trust,
0.170%, 03/01/2029
(Optional Put Date 01/07/2022)(1)(3)	5,430,000	5,430,000
Town of Marana AZ:
4.000%, 07/01/2036 (Callable 07/01/2027)	350,000	397,625
4.000%, 07/01/2037 (Callable 07/01/2027)	500,000	567,200
Total Arizona
(Cost $21,015,235)		21,406,556	1.4%
Arkansas
Arkansas Development Finance Authority:
4.000%, 12/01/2031 (Callable 12/01/2027)	380,000	440,756
4.000%, 12/01/2032 (Callable 12/01/2027)	400,000	462,518
4.000%, 12/01/2033 (Callable 12/01/2027)	415,000	479,043
4.000%, 12/01/2034 (Callable 12/01/2027)	430,000	495,618
4.000%, 12/01/2035 (Callable 12/01/2027)	445,000	512,427
4.000%, 12/01/2038 (Callable 12/01/2027)	250,000	286,751
4.250%, 07/01/2041 (Callable 07/01/2028)	750,000	820,830
4.000%, 06/01/2045 (Callable 12/01/2027)	2,250,000	2,569,257
Arkansas Technical University,
4.000%, 06/01/2028 (Callable 06/01/2023)	1,025,000	1,068,217
Benton Washington Regional
Public Water Authority,
3.000%, 10/01/2041 (Callable 10/01/2028)
(Insured by BAM)	510,000	545,783
Carroll-Boone Water District:
3.000%, 12/01/2028 (Callable 12/01/2025)	780,000	827,944
3.000%, 12/01/2029 (Callable 12/01/2025)	505,000	533,463
3.000%, 12/01/2030 (Callable 12/01/2025)	630,000	663,186
3.000%, 12/01/2032 (Callable 12/01/2025)	1,035,000	1,086,558
City of Beebe AR:
3.000%, 08/01/2041 (Callable 08/01/2028)
(Insured by AGM)	1,500,000	1,610,503
3.000%, 08/01/2046 (Callable 08/01/2028)
(Insured by AGM)	3,350,000	3,568,416
City of Cabot AR,
3.000%, 12/01/2056 (Callable 12/01/2028)	2,000,000	2,069,556
City of Conway AR,
5.000%, 10/01/2035 (Callable 04/01/2024)	185,000	203,130
City of Fayetteville AR:
1.750%, 11/01/2032 (Callable 11/01/2026)	1,115,000	1,123,398
3.050%, 01/01/2047 (Callable 01/01/2027)	815,000	833,568
City of Heber Springs AR,
3.000%, 11/01/2034 (Callable 11/01/2024)
(Insured by BAM)	685,000	723,944
City of Hot Springs AR,
4.000%, 12/01/2030 (Callable 12/01/2023)
(Insured by BAM)	540,000	575,061
City of Little Rock AR:
4.000%, 10/01/2031 (Callable 10/01/2025)	105,000	117,640
4.000%, 10/01/2033 (Callable 10/01/2025)	210,000	235,084
City of Lonoke AR:
5.000%, 06/01/2025	210,000	239,645
4.000%, 06/01/2028 (Callable 06/01/2025)	50,000	55,534
City of Magnolia AR,
3.200%, 08/01/2033 (Callable 08/01/2024)
(Insured by BAM)	1,085,000	1,149,993
City of Marion AR,
2.900%, 09/01/2047 (Callable 09/01/2027)	125,000	125,702
City of Maumelle AR:
4.000%, 08/01/2026 (Callable 08/01/2025)	25,000	27,249
4.000%, 08/01/2028 (Callable 08/01/2025)	290,000	313,617
4.000%, 08/01/2029 (Callable 08/01/2025)	700,000	754,286
4.000%, 08/01/2030 (Callable 08/01/2025)	325,000	349,177
City of North Little Rock AR:
4.000%, 11/01/2028 (Callable 05/01/2027)	645,000	752,736
4.000%, 11/01/2030 (Callable 05/01/2027)	650,000	749,120
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)
(Insured by BAM)	730,000	770,600
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	1,075,000	1,122,155
City of Russellville AR,
4.000%, 07/01/2028 (Callable 07/01/2025)
(Insured by AGM)	325,000	361,856
City of Sherwood AR,
3.050%, 12/01/2043 (Callable 12/01/2026)	105,000	107,923
City of Springdale AR,
3.000%, 04/01/2043 (Callable 04/01/2024)
(Insured by BAM)	460,000	470,270
City of Tontitown AR:
3.000%, 02/01/2038 (Callable 02/01/2027)
(Insured by AGM) (6)	670,000	708,249
3.000%, 02/01/2042 (Callable 02/01/2027)
(Insured by AGM) (6)	1,270,000	1,331,238
City of West Memphis AR:
3.000%, 12/01/2033 (Callable 12/01/2028)
(Insured by BAM)	570,000	621,615
3.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by BAM)	275,000	299,565
3.000%, 12/01/2041 (Callable 12/01/2028)
(Insured by BAM)	1,750,000	1,877,989
Conway Health Facilities Board,
5.000%, 08/01/2029 (Callable 08/01/2026)	360,000	418,411
Jackson County Special School District,
1.500%, 02/01/2024 (Callable 08/01/2022)
(Insured by ST AID)	60,000	60,323
Jonesboro City Water & Light Plant,
4.000%, 06/01/2033 (Callable 12/01/2030)	240,000	290,550
National Park College District,
3.000%, 05/01/2025 (Callable 11/01/2024)	235,000	248,094
Pulaski County Public Facilities Board,
5.000%, 12/01/2042 (Callable 12/01/2024)	1,000,000	1,118,903
Salem Public Water Authority:
5.000%, 01/01/2028 (Insured by BAM)	210,000	255,392
3.000%, 01/01/2029 (Callable 01/01/2028)
(Insured by BAM)	230,000	251,946
3.000%, 01/01/2030 (Callable 01/01/2028)
(Insured by BAM)	340,000	370,170
3.000%, 01/01/2032 (Callable 01/01/2028)
(Insured by BAM)	255,000	274,667
Southern Arkansas University:
4.000%, 03/01/2025 (Insured by AGM)	415,000	458,433
4.000%, 03/01/2026 (Callable 03/01/2025)
(Insured by AGM)	520,000	572,404
4.000%, 03/01/2026 (Callable 03/01/2025)
(Insured by AGM)	270,000	297,209
4.000%, 03/01/2027 (Callable 03/01/2025)
(Insured by AGM)	545,000	597,892

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Southern Arkansas University: (cont.)
4.000%, 03/01/2027 (Callable 03/01/2025)
(Insured by AGM)	$275,000	$301,688
4.000%, 03/01/2028 (Callable 03/01/2025)
(Insured by AGM)	165,000	180,609
4.000%, 03/01/2028 (Callable 03/01/2025)
(Insured by AGM)	100,000	109,460
University of Central Arkansas:
4.000%, 11/01/2027 (Callable 11/01/2025)
(Insured by BAM)	340,000	379,490
4.000%, 11/01/2028 (Callable 11/01/2025)
(Insured by BAM)	250,000	277,473
4.000%, 11/01/2031 (Callable 11/01/2025)
(Insured by BAM)	885,000	972,272
Total Arkansas
(Cost $40,536,251)		41,476,556	2.6%
California
Acalanes Union High School District:
0.000%, 08/01/2028(7)	130,000	141,460
0.000%, 08/01/2032(7)	365,000	452,534
0.000%, 08/01/2035
(Callable 08/01/2029)(7)	300,000	352,531
0.000%, 08/01/2039
(Callable 08/01/2029)(7)	125,000	146,387
Alisal Union School District:
4.000%, 05/01/2034 (Callable 05/01/2029)
(Insured by BAM)	385,000	450,334
4.000%, 05/01/2036 (Callable 05/01/2029)
(Insured by BAM)	650,000	756,150
American Valley Community Services District,
1.500%, 11/01/2023
(Callable 11/01/2022)(3)	4,000,000	4,029,115
Bay Area Toll Authority:
1.310%, 04/01/2036 (SIFMA Municipal
Swap Index + 1.250%)
(Callable 10/01/2026) (Mandatory Tender
Date 04/01/2027)(2)	255,000	266,146
1.160%, 04/01/2045 (SIFMA Municipal
Swap Index + 1.100%)
(Callable 10/01/2023) (Mandatory Tender
Date 04/01/2024)(2)	3,500,000	3,559,475
1.160%, 04/01/2045 (SIFMA Municipal
Swap Index + 1.100%)
(Callable 10/01/2023) (Mandatory Tender
Date 04/01/2024)(2)	1,250,000	1,271,241
Beaumont Unified School District,
7.200%, 08/01/2041
(Pre-refunded to 08/01/2026)
(Insured by AGM)(7)	90,000	116,624
Burbank Unified School District,
0.000%, 02/01/2038
(Callable 08/01/2028)(7)	210,000	230,569
California Health Facilities Financing Authority,
4.000%, 08/15/2035 (Callable 08/15/2026)	3,000,000	3,387,395
California Infrastructure &
Economic Development Bank:
0.410%, 08/01/2047 (SIFMA Municipal
Swap Index + 0.350%)
(Callable 08/01/2023) (Mandatory Tender
Date 08/01/2024)(2)	360,000	361,014
0.760%, 12/01/2050 (SIFMA Municipal
Swap Index + 0.700%)
(Callable 06/01/2025) (Mandatory Tender
Date 06/01/2026)(2)	250,000	253,157
California Municipal Finance Authority:
5.000%, 08/01/2023	400,000	417,618
5.000%, 08/01/2024	400,000	427,156
5.000%, 10/01/2026	300,000	356,224
5.000%, 05/15/2031 (Insured by BAM)	370,000	485,147
4.000%, 05/15/2039 (Callable 05/15/2031)
(Insured by BAM)	175,000	207,129
4.000%, 05/15/2041 (Callable 05/15/2031)
(Insured by BAM)	500,000	589,367
4.000%, 01/01/2048
(Pre-refunded to 01/01/2028)	220,000	262,171
California Public Finance Authority:
2.375%, 11/15/2028
(Callable 05/15/2023)(3)	1,575,000	1,590,962
3.125%, 05/15/2029
(Callable 11/15/2023)(3)	750,000	759,703
Calipatria California Unified School District,
0.000%, 08/01/2026 (Insured by ACA)	175,000	164,403
Campbell Union School District,
5.800%, 08/01/2035
(Callable 08/01/2026)(7)	785,000	959,388
Carlsbad Unified School District,
6.125%, 08/01/2031(7)	125,000	172,808
Chawanakee Unified School District:
4.000%, 08/01/2026 (Insured by BAM)(7)	110,000	125,782
4.000%, 08/01/2027 (Callable 08/01/2026)
(Insured by BAM)(7)	100,000	114,244
4.000%, 08/01/2028 (Callable 08/01/2026)
(Insured by BAM)(7)	75,000	85,308
4.000%, 08/01/2029 (Callable 08/01/2026)
(Insured by BAM)(7)	80,000	90,582
City & County of San Francisco CA,
1.300%, 07/01/2023 (Mandatory Tender
Date 01/01/2023)(1)	400,000	402,719
City of Redding CA,
0.220%, 07/01/2022 (ETM)
(Insured by NATL)(1)(5)	5,000	5,000
Colton Joint Unified School District,
5.800%, 08/01/2035
(Pre-refunded to 08/01/2026)
(Insured by AGM)(7)	300,000	371,600
Cypress School District,
0.000%, 08/01/2050
(Callable 08/01/2036)(7)	100,000	104,055
Denair Unified School District,
6.500%, 08/01/2031 (Insured by AGM)(7)	130,000	180,174
Desert Hot Springs Redevelopment
Agency Successor Agency,
5.000%, 09/01/2029 (Callable 09/01/2027)
(Insured by BAM)	300,000	362,699
Dublin Financing Authority,
4.000%, 06/01/2038 (Callable 06/01/2029)	390,000	453,400
El Rancho Unified School District,
0.000%, 08/01/2034 (Callable 08/01/2028)
(Insured by AGM)(7)	725,000	886,327
Encinitas Union School District,
0.000%, 08/01/2031(7)	285,000	381,591
Enterprise Elementary School District,
6.200%, 08/01/2035
(Callable 08/01/2031)(7)	155,000	218,237
Escondido Union High School District:
0.000%, 08/01/2029 (Insured by AGC)	505,000	454,277
6.875%, 08/01/2034 (Insured by AGC)(7)	330,000	537,244
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021
Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fontana Unified School District,
3.000%, 08/01/2041 (Callable 08/01/2028)
(Insured by BAM)	$1,750,000	$1,875,549
Fresno Joint Powers Financing Authority,
5.000%, 04/01/2027 (Insured by AGM)	315,000	379,574
Grossmont Union High School District,
0.000%, 08/01/2039 (Callable 02/01/2025)
(Insured by AGM)	500,000	230,966
Hueneme Elementary School District:
4.000%, 08/01/2037 (Callable 08/01/2028)
(Insured by AGM)	500,000	580,176
4.000%, 08/01/2038 (Callable 08/01/2028)
(Insured by AGM)	1,050,000	1,216,699
4.000%, 08/01/2039 (Callable 08/01/2028)
(Insured by AGM)	660,000	763,614
Imperial Community College District,
7.000%, 08/01/2040
(Pre-refunded to 08/01/2030)
(Insured by AGM)(7)	140,000	206,190
Lake Elsinore Redevelopment
Agency Successor Agency,
5.000%, 09/01/2027 (Callable 09/01/2025)
(Insured by BAM)	275,000	317,937
Lathrop-Manteca Fire Protection District:
4.000%, 05/01/2041 (Callable 05/01/2029)
(Insured by AGM)	600,000	703,737
4.000%, 05/01/2046 (Callable 05/01/2029)
(Insured by AGM)	730,000	848,932
4.000%, 05/01/2051 (Callable 05/01/2029)
(Insured by AGM)	795,000	920,917
Long Beach Bond Finance Authority:
5.250%, 11/15/2023	90,000	97,993
5.000%, 11/15/2029	50,000	63,169
Los Alamitos Unified School District,
0.000%, 08/01/2041
(Callable 08/01/2031)(7)	540,000	600,858
Los Angeles County Facilities, Inc.,
5.000%, 12/01/2043 (Callable 12/01/2028)	110,000	137,029
Los Angeles County Metropolitan
Transportation Authority,
5.000%, 07/01/2044 (Callable 07/01/2028)	970,000	1,207,048
Mayers Memorial Hospital District:
0.000%, 08/01/2027	260,000	224,493
0.000%, 08/01/2028	290,000	242,098
Mizuho Floater/Residual Trust:
0.350%, 03/01/2036 (Callable 01/31/2022)
(Optional Put Date 02/04/2022)(1)(3)	4,000,000	4,000,000
0.350%, 12/01/2036 (Callable 01/31/2022)
(Optional Put Date 02/04/2022)(1)(3)	5,435,000	5,435,000
Modesto Irrigation District,
0.694%, 09/01/2027 (3 Month LIBOR
USD + 0.580%) (Callable 01/31/2022)
(Insured by NATL)(2)	2,860,000	2,872,797
Montebello Unified School District,
5.000%, 08/01/2033 (Callable 08/01/2026)	590,000	700,150
Mount Diablo Unified School District,
0.000%, 08/01/2035 (Callable 08/01/2025)
(Insured by AGM)(7)	175,000	198,569
Mountain House Public Financing Authority,
4.000%, 10/01/2046 (Callable 10/01/2026)	1,000,000	1,121,358
Napa Valley Unified School District,
4.000%, 08/01/2035 (Callable 08/01/2026)	3,000,000	3,426,106
Norwalk-La Mirada Unified School District,
5.500%, 08/01/2029 (Insured by AGC)(7)	235,000	298,023
Oak Park Unified School District:
6.750%, 08/01/2031(7)	160,000	224,342
7.100%, 08/01/2038 (Callable 08/01/2031)
(Insured by AGM)(7)	110,000	161,079
Ontario Montclair School District,
0.000%, 08/01/2028 (Insured by NATL)	1,450,000	1,325,957
Oxnard School District,
2.000%, 08/01/2045 (Callable 08/01/2026)
(Insured by BAM)(7)	250,000	290,833
Palomar Community College District,
0.000%, 08/01/2039
(Callable 08/01/2035)(7)	385,000	509,143
Peralta Community College District,
3.500%, 08/01/2033 (Callable 08/01/2025)	1,325,000	1,441,409
Perris Union High School District:
3.000%, 09/01/2036 (Callable 09/01/2029)	635,000	691,848
3.000%, 09/01/2037 (Callable 09/01/2029)	800,000	868,655
3.000%, 09/01/2038 (Callable 09/01/2029)	700,000	756,247
3.000%, 09/01/2039 (Callable 09/01/2029)	775,000	832,911
Reef-Sunset Unified School District,
4.600%, 08/01/2033 (Callable 08/01/2026)
(Insured by BAM)(7)	200,000	228,337
Rio Hondo Community College District:
0.000%, 08/01/2042
(Callable 08/01/2034)(7)	145,000	196,896
0.000%, 08/01/2042
(Callable 08/01/2034)(7)	740,000	1,019,213
Riverside County Redevelopment
Successor Agency,
5.000%, 10/01/2041 (Callable 10/01/2026)
(Insured by BAM)(7)	100,000	117,885
Riverside County Transportation Commission,
4.000%, 06/01/2046 (Callable 06/01/2031)	3,500,000	4,120,918
Ross Valley School District,
0.000%, 07/01/2026 (Insured by AGM)	725,000	634,293
Sacramento City Unified School District,
5.000%, 07/01/2025 (Callable 07/01/2024)	505,000	557,190
San Diego Unified School District:
4.000%, 07/01/2032 (Callable 07/01/2026)	165,000	188,827
0.000%, 07/01/2034 (Callable 07/01/2025)	1,650,000	1,110,038
San Jacinto Unified School District,
3.000%, 09/01/2028 (Insured by BAM)	355,000	374,423
San Mateo Foster City Public
Financing Authority,
4.000%, 08/01/2044 (Callable 08/01/2029)	1,000,000	1,185,418
San Mateo Foster City School District,
0.000%, 08/01/2026(7)	75,000	84,672
Santa Barbara Unified School District,
0.000%, 08/01/2036
(Callable 08/01/2033)(7)	515,000	761,487
Santa Paula Union High School District,
0.000%, 08/01/2037
(Callable 08/01/2027)(7)	160,000	183,747
Saugus Union School
District Financing Authority:
4.000%, 09/01/2032 (Callable 09/01/2027)
(Insured by BAM)	600,000	697,222
4.000%, 09/01/2037 (Callable 09/01/2027)
(Insured by BAM)	625,000	721,649
4.000%, 09/01/2049 (Callable 09/01/2027)
(Insured by BAM)	2,250,000	2,556,990
Savanna School District,
0.000%, 08/01/2047 (Callable 08/01/2029)
(Insured by AGM)(7)	1,105,000	1,263,195

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
School District of
Belmont-Redwood Shores CA,
5.900%, 08/01/2031
(Pre-refunded to 08/01/2026)(7)	$100,000	$124,291
Sebastopol Union School District,
0.000%, 08/01/2042 (Callable 08/01/2031)
(Insured by AGM)(7)	160,000	164,669
Solano County Community College District:
0.000%, 08/01/2027
(Callable 08/01/2025)(7)	245,000	266,085
0.000%, 08/01/2028
(Callable 08/01/2025)(7)	80,000	86,885
0.000%, 08/01/2030
(Callable 08/01/2025)(7)	520,000	564,752
0.000%, 08/01/2041
(Callable 08/01/2028)(7)	605,000	709,268
South Placer Wastewater Authority,
5.000%, 11/01/2034	500,000	701,679
Southern Kern Unified School District,
0.000%, 11/01/2034 (Insured by AGM)	425,000	329,049
Summerville Union High School District,
0.000%, 08/01/2033 (Callable 08/01/2028)
(Insured by BAM)(7)	65,000	71,451
Temecula Valley Unified School District,
4.500%, 08/01/2035
(Pre-refunded to 08/01/2024)
(Insured by BAM)(7)	200,000	220,911
Tender Option Bond Trust:
0.230%, 07/01/2022
(Optional Put Date 01/07/2022)(1)(3)	7,640,000	7,640,000
0.230%, 12/15/2038(1)(3)	3,000,000	3,000,000
0.240%, 10/01/2049 (Callable 10/01/2028)
(Optional Put Date 01/07/2022)(1)(3)	5,000,000	5,000,000
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 08/15/2023)	7,520,000	7,610,900
University of California,
5.000%, 05/15/2043 (Callable 05/15/2028)	1,245,000	1,536,338
West Hills Community College District,
0.000%, 08/01/2035 (Callable 08/01/2027)
(Insured by AGM) (7)	50,000	57,496
Westside Union School District,
0.000%, 08/01/2028	160,000	146,695
Wiseburn School District,
0.000%, 08/01/2036 (Callable 08/01/2031)
(Insured by AGM) (7)	50,000	57,584
Yorba Linda Redevelopment
Agency Successor Agency,
0.000%, 09/01/2028 (Insured by NATL)	500,000	449,565
Total California
(Cost $105,224,406)		107,450,871	6.8%
Colorado
Board of Governors of Colorado
State University System,
5.000%, 03/01/2032
(Pre-refunded to 03/01/2027)	125,000	152,273
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038 (Callable 06/01/2025)
(Insured by ST AID)	2,000,000	2,272,918
Bromley Park Metropolitan District No. 2,
5.000%, 12/01/2023 (Insured by BAM)	225,000	243,154
Canterberry Crossing Metropolitan District II:
5.000%, 12/01/2030 (Callable 12/01/2028)
(Insured by AGM)	235,000	295,737
5.000%, 12/01/2031 (Callable 12/01/2028)
(Insured by AGM)	250,000	313,751
5.000%, 12/01/2032 (Callable 12/01/2028)
(Insured by AGM)	530,000	664,028
City & County of Denver CO:
0.000%, 08/01/2030 (Callable 08/01/2026)	500,000	408,143
0.000%, 08/01/2031 (Callable 08/01/2026)	150,000	117,206
0.000%, 08/01/2032 (Callable 08/01/2026)	365,000	272,806
City of Commerce City CO:
5.000%, 12/15/2028 (Callable 12/15/2027)
(Insured by AGM)	100,000	123,214
5.000%, 12/15/2029 (Callable 12/15/2027)
(Insured by AGM)	310,000	379,740
5.000%, 12/15/2030 (Callable 12/15/2027)
(Insured by AGM)	500,000	611,741
City of Fort Lupton CO:
5.000%, 12/01/2027 (Insured by AGM)	150,000	185,169
5.000%, 12/01/2028 (Callable 12/01/2027)
(Insured by AGM)	210,000	258,495
5.000%, 12/01/2029 (Callable 12/01/2027)
(Insured by AGM)	250,000	306,759
5.000%, 12/01/2030 (Callable 12/01/2027)
(Insured by AGM)	350,000	427,786
City of Sheridan CO,
5.000%, 12/01/2042 (Callable 12/01/2025)	1,130,000	1,294,067
Colorado Educational &
Cultural Facilities Authority:
5.000%, 10/01/2022	1,300,000	1,344,200
4.000%, 11/15/2022	445,000	458,165
5.000%, 10/01/2023	700,000	753,741
4.000%, 12/15/2025	955,000	1,017,812
4.000%, 04/01/2028	540,000	602,433
4.000%, 05/01/2028	135,000	151,825
5.000%, 06/01/2029 (Callable 06/01/2024)	120,000	130,421
5.000%, 08/15/2030 (Callable 08/15/2024)	500,000	547,346
2.000%, 09/01/2030 (Callable 09/01/2028)
(Insured by BAM)	270,000	271,745
4.000%, 05/01/2031 (Callable 05/01/2028)	195,000	219,539
5.000%, 06/01/2031 (Callable 06/01/2024)	40,000	43,311
5.000%, 08/15/2034 (Callable 08/15/2024)	1,000,000	1,090,470
Colorado Health Facilities Authority:
5.000%, 12/01/2023	140,000	151,798
5.000%, 06/01/2027 (ETM)	750,000	913,082
5.000%, 09/01/2027	205,000	250,478
2.625%, 05/15/2029 (Callable 12/15/2023)	1,750,000	1,756,162
5.000%, 12/01/2030 (Callable 06/01/2025)	405,000	456,330
5.000%, 08/01/2036 (Callable 08/01/2029)	150,000	187,509
4.000%, 10/01/2037 (Callable 10/01/2030)	320,000	372,611
4.000%, 01/15/2045 (Callable 01/15/2026)	195,000	213,415
5.000%, 08/01/2049 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	3,130,000	3,649,763
5.000%, 05/15/2058 (Callable 05/15/2028)	2,000,000	2,081,827
Colorado Housing & Finance Authority:
4.000%, 05/01/2048 (Callable 11/01/2026)
(Insured by GNMA)	255,000	274,380
4.250%, 11/01/2049 (Callable 11/01/2028)
(Insured by GNMA)	2,005,000	2,217,707
Colorado School of Mines,
5.000%, 12/01/2029 (Callable 12/01/2027)
(Insured by ST AID)	125,000	155,815
County of Moffat CO,
2.000%, 03/01/2036
(Mandatory Tender Date 10/03/2022)(1)	50,000	50,595

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Crystal Valley Metropolitan District No. 2:
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	$800,000	$959,148
4.000%, 12/01/2038 (Callable 12/01/2030)
(Insured by AGM)	1,000,000	1,196,788
4.000%, 12/01/2039 (Callable 12/01/2030)
(Insured by AGM)	1,785,000	2,132,009
Denver City & County Housing Authority,
0.600%, 08/01/2024 (Insured by HUD)	400,000	398,538
Denver Health & Hospital Authority:
5.000%, 12/01/2025	400,000	463,728
5.000%, 12/01/2027	340,000	415,990
5.250%, 12/01/2045 (Callable 12/01/2023)	135,000	144,295
Denver Urban Renewal Authority,
5.000%, 12/01/2025 (Callable 12/01/2022)	200,000	207,298
E-470 Public Highway Authority,
0.000%, 09/01/2029 (Insured by NATL)	2,550,000	2,280,904
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/01/2024)	2,000,000	2,020,267
Glen Metropolitan District No. 1,
2.500%, 12/01/2025 (Insured by BAM)	75,000	77,332
Glen Metropolitan District No. 2,
2.000%, 12/01/2030 (Insured by BAM)	270,000	270,466
Grand River Hospital District:
5.250%, 12/01/2030 (Callable 12/01/2028)
(Insured by AGM)	350,000	431,843
5.250%, 12/01/2031 (Callable 12/01/2028)
(Insured by AGM)	1,190,000	1,465,154
Mizuho Floater/Residual Trust,
0.350%, 07/01/2034
(Optional Put Date 02/04/2022)(1)(3)	1,533,318	1,533,318
Prairie Center Metropolitan District No. 7,
4.125%, 12/15/2036 (Callable 12/15/2025)	435,000	468,745
Regional Transportation District,
5.000%, 11/01/2033 (Callable 11/01/2027)	500,000	612,961
Southlands Metropolitan District No. 1,
3.000%, 12/01/2022	51,000	51,776
Sterling Hills West Metropolitan District,
5.000%, 12/01/2027	230,000	277,454
Stetson Ridge Metropolitan District No. 3,
2.000%, 12/01/2030 (Insured by AGM)	870,000	883,526
Vauxmont Metropolitan District:
5.000%, 12/15/2028 (Callable 12/15/2024)
(Insured by AGM)	125,000	143,399
5.000%, 12/15/2029 (Callable 12/15/2024)
(Insured by AGM)	125,000	143,155
5.000%, 12/15/2030 (Callable 12/15/2024)
(Insured by AGM)	125,000	143,063
5.000%, 12/15/2031 (Callable 12/15/2024)
(Insured by AGM)	135,000	154,359
3.250%, 12/15/2050 (Callable 12/15/2024)
(Insured by AGM)	2,565,000	2,769,630
Vista Ridge Metropolitan District:
5.000%, 12/01/2025 (Insured by BAM)	600,000	697,352
5.000%, 12/01/2026 (Insured by BAM)	460,000	550,681
Weld County School District No. Re-5J:
4.000%, 12/01/2039 (Callable 12/01/2030)
(Insured by ST AID)	1,960,000	2,368,086
4.000%, 12/01/2040 (Callable 12/01/2030)
(Insured by ST AID)	2,000,000	2,412,354
Total Colorado
(Cost $51,064,985)		53,363,086	3.4%
Connecticut
City of Hartford CT,
5.000%, 04/01/2027 (Callable 04/01/2023)
(Insured by BAM)	550,000	578,279
City of West Haven CT:
4.000%, 09/15/2022	175,000	179,418
4.000%, 09/15/2023	290,000	306,935
4.000%, 09/15/2024	250,000	272,185
Connecticut Housing Finance Authority:
4.000%, 11/15/2047 (Callable 11/15/2026)	105,000	112,373
4.000%, 05/15/2049 (Callable 11/15/2028)	1,265,000	1,409,590
Connecticut State Health &
Educational Facilities Authority:
5.000%, 11/01/2026	500,000	600,312
5.000%, 11/01/2026
(Pre-refunded to 11/01/2022)	135,000	140,352
4.250%, 07/01/2031 (Callable 07/01/2022)	1,075,000	1,096,015
5.000%, 07/01/2034 (Callable 07/01/2022)	40,000	40,929
4.000%, 07/01/2035 (Callable 07/01/2032)	2,000,000	2,346,756
Connecticut State Higher Education
Supplement Loan Authority:
5.000%, 11/15/2027 (Callable 11/15/2026)	125,000	146,458
3.000%, 11/15/2035 (Callable 11/15/2026)	850,000	875,949
State of Connecticut:
5.000%, 04/15/2024	175,000	193,345
1.050%, 03/01/2025 (SIFMA Municipal
Swap Index + 0.990%) (2)	375,000	382,086
5.000%, 10/01/2027 (Callable 10/01/2023)	685,000	739,586
5.000%, 07/15/2030 (Callable 07/15/2023)	225,000	240,465
5.000%, 10/15/2032 (Callable 10/15/2022)	960,000	993,803
5.000%, 09/01/2033 (Callable 09/01/2026)	300,000	356,754
5.000%, 05/01/2034 (Callable 05/01/2030)	1,500,000	1,939,157
University of Connecticut:
5.000%, 01/15/2031 (Callable 01/15/2027)
(Insured by AGM)	1,000,000	1,198,401
4.000%, 11/01/2037 (Callable 11/01/2028)
(Insured by BAM)	1,175,000	1,366,906
Total Connecticut
(Cost $14,911,117)		15,516,054	1.0%
Delaware
Delaware Municipal Electric Corp.:
4.000%, 07/01/2035 (Callable 07/01/2031)	300,000	362,930
4.000%, 07/01/2036 (Callable 07/01/2031)	330,000	396,083
Total Delaware
(Cost $751,054)		759,013	0.1%
District of Columbia
District of Columbia:
4.000%, 03/01/2037 (Callable 09/01/2029)	795,000	947,437
5.000%, 10/01/2037 (Callable 04/01/2026)	275,000	321,900
District of Columbia Housing Finance Agency:
3.500%, 06/15/2023	145,000	148,526
0.350%, 04/01/2025
(Mandatory Tender Date 04/01/2024)
(Insured by FNMA)(1)	6,000,000	6,000,000
0.500%, 03/01/2027 (Callable 04/01/2024)
(Mandatory Tender Date 10/01/2024)
(Insured by FHA)(1)	2,675,000	2,663,554
Metropolitan Washington Airports Authority:
0.000%, 10/01/2029 (Insured by AGC)	110,000	97,077
5.000%, 10/01/2033 (Callable 10/01/2025)	250,000	289,036
6.500%, 10/01/2041 (Callable 10/01/2026)
(Insured by AGC)(7)	420,000	531,427

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
6.500%, 10/01/2044
(Callable 10/01/2028)(7)	$665,000	$880,911
6.500%, 10/01/2044 (Callable 10/01/2028)
(Insured by AGM)(7)	1,170,000	1,566,782
5.000%, 10/01/2053 (Callable 04/01/2022)	2,610,000	2,640,507
Washington Metropolitan
Area Transit Authority,
4.000%, 07/15/2040 (Callable 07/15/2030)	5,000,000	5,976,712
Total District of Columbia
(Cost $21,540,151)		22,063,869	1.4%
Florida
Capital Trust Agency, Inc.:
5.000%, 12/15/2029 (Callable 06/15/2026)	400,000	458,269
4.000%, 06/01/2041 (Callable 06/01/2028)	330,000	371,976
4.000%, 06/01/2051 (Callable 06/01/2028)	400,000	445,692
4.000%, 06/01/2056 (Callable 06/01/2028)	485,000	538,864
City of Fort Myers FL:
5.000%, 12/01/2029 (Callable 12/01/2025)	475,000	554,069
4.000%, 12/01/2037 (Callable 12/01/2025)	1,000,000	1,110,415
4.000%, 12/01/2038 (Callable 12/01/2025)	500,000	552,913
City of Jacksonville FL:
4.000%, 11/01/2032 (Callable 11/01/2029)	375,000	440,177
4.000%, 10/01/2033 (Callable 10/01/2026)	1,895,000	2,153,272
0.060%, 08/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	11,100,000	11,100,000
0.060%, 08/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	4,900,000	4,900,000
4.000%, 11/01/2040 (Callable 11/01/2024)	65,000	69,783
City of Orlando FL:
5.000%, 11/01/2025 (Insured by AGM)	400,000	467,644
5.000%, 11/01/2034 (Callable 11/01/2027)
(Insured by AGM)	775,000	938,488
City of St Petersburg FL,
5.000%, 10/01/2042 (Callable 10/01/2029)	900,000	1,140,011
City of Tallahassee FL:
5.000%, 12/01/2023	400,000	434,110
5.000%, 12/01/2024	300,000	338,075
5.000%, 12/01/2029 (Callable 12/01/2025)	585,000	673,025
5.000%, 10/01/2033 (Callable 10/01/2025)	1,250,000	1,446,183
5.000%, 10/01/2034 (Callable 10/01/2024)	500,000	559,618
5.000%, 12/01/2040 (Callable 06/01/2025)	1,125,000	1,265,054
County of Miami-Dade FL:
5.000%, 04/01/2027 (Callable 04/01/2026)	120,000	142,116
5.000%, 10/01/2032 (Callable 10/01/2026)	335,000	398,215
6.875%, 10/01/2034 (Callable 10/01/2029)
(Insured by AGC) (7)	255,000	363,463
7.000%, 10/01/2039 (Callable 10/01/2029)
(Insured by AGC) (7)	390,000	559,416
County of Palm Beach FL:
4.000%, 12/01/2036 (Callable 12/01/2030)	1,165,000	1,428,134
4.000%, 12/01/2037 (Callable 12/01/2030)	1,295,000	1,585,114
Florida Department of Management Services,
5.000%, 11/01/2029	2,000,000	2,584,982
Florida Development Finance Corp.:
4.000%, 06/01/2025	110,000	118,456
4.000%, 06/01/2026	115,000	125,470
5.000%, 04/01/2028	400,000	492,744
5.000%, 04/01/2029	250,000	314,410
4.000%, 07/01/2051
(Callable 07/01/2031)(3)	400,000	425,341
Florida Higher Educational Facilities
Financial Authority,
5.000%, 10/01/2023	500,000	536,605
Florida Housing Finance Corp.:
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	1,070,000	1,131,525
4.350%, 01/01/2046 (Callable 01/01/2024)
(Insured by FHLMC)	75,000	76,041
4.000%, 07/01/2047 (Callable 07/01/2025)
(Insured by GNMA)	145,000	152,982
4.000%, 07/01/2049 (Callable 07/01/2027)
(Insured by GNMA)	160,000	172,511
Florida Municipal Loan Council,
5.000%, 10/01/2026	90,000	107,699
Florida Municipal Power Agency,
4.000%, 10/01/2030 (Callable 10/01/2027)	500,000	580,701
Florida State Turnpike Authority,
4.500%, 07/01/2041 (Callable 07/01/2023)	500,000	527,557
Highlands County Health Facilities Authority:
0.060%, 11/15/2035 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	2,950,000	2,950,000
0.060%, 11/15/2037 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	10,500,000	10,500,000
Hillsborough County Aviation Authority:
5.000%, 10/01/2035 (Callable 10/01/2024)	500,000	559,327
5.000%, 10/01/2044 (Callable 10/01/2024)	1,185,000	1,317,711
Jacksonville Electric Authority:
5.000%, 10/01/2028 (Callable 10/01/2027)	700,000	869,017
5.000%, 10/01/2032 (Callable 10/01/2027)	700,000	856,150
Mizuho Floater/Residual Trust,
0.350%, 05/01/2034
(Optional Put Date 02/04/2022)(1)(3)	3,990,000	3,990,000
Monroe County School District,
5.000%, 10/01/2025 (Insured by AGM)	200,000	231,309
Orange County Convention Center:
5.000%, 10/01/2032 (Callable 10/01/2026)	1,000,000	1,185,124
4.000%, 10/01/2034 (Callable 10/01/2026)	250,000	284,735
4.000%, 10/01/2036 (Callable 10/01/2026)	415,000	471,770
Orange County Health Facilities Authority:
5.000%, 08/01/2028 (Callable 08/01/2024)	2,500,000	2,753,247
5.000%, 10/01/2035 (Callable 10/01/2026)	1,210,000	1,431,831
Orange County School Board:
5.000%, 08/01/2031
(Pre-refunded to 08/01/2025)	990,000	1,148,138
5.000%, 08/01/2033 (Callable 08/01/2026)	150,000	177,429
Palm Beach County Health
Facilities Authority:
4.000%, 05/15/2023	150,000	156,225
5.000%, 05/15/2023	1,160,000	1,223,825
4.000%, 05/15/2024	320,000	342,291
5.000%, 05/15/2024	300,000	328,257
4.000%, 05/15/2035 (Callable 05/15/2025)	175,000	184,167
Pinellas County School Board,
5.000%, 07/01/2033 (Callable 07/01/2027)	515,000	623,566
Reedy Creek Improvement District,
4.000%, 06/01/2035 (Callable 06/01/2027)	1,000,000	1,130,682
School Board of Miami-Dade County,
5.000%, 11/01/2030 (Callable 11/01/2024)	660,000	737,965
Seminole County Industrial
Development Authority:
4.000%, 06/15/2028(3)	245,000	276,714
4.000%, 06/15/2029(3)	260,000	295,426
4.000%, 06/15/2030(3)	270,000	308,393
4.000%, 06/15/2036
(Callable 06/15/2031)(3)	315,000	357,943
4.000%, 06/15/2041
(Callable 06/15/2031)(3)	420,000	471,212

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tender Option Bond Trust:
0.230%, 06/15/2043 (Callable 12/15/2029)
(Optional Put Date 01/07/2022)(1)(3)	$2,830,000	$2,830,000
0.230%, 01/01/2046 (Callable 01/01/2025)
(Optional Put Date 01/07/2022)(1)(3)	2,230,000	2,230,000
0.160%, 04/01/2053 (Callable 04/01/2028)
(Optional Put Date 01/07/2022)(1)(3)	6,000,000	6,000,000
University Park Recreation District:
2.750%, 05/01/2022 (Insured by BAM)	265,000	266,911
2.750%, 05/01/2023 (Insured by BAM)	270,000	277,604
Village Community Development
District No. 13,
2.625%, 05/01/2024	365,000	371,667
Total Florida
(Cost $86,827,237)		88,919,756	5.7%
Georgia
Auburn Urban Redevelopment Agency:
4.000%, 10/01/2029 (Insured by BAM)	210,000	253,502
4.000%, 10/01/2030 (Insured by BAM)	275,000	337,131
Barnesville-Lamar County Industrial
Development Authority,
5.000%, 06/01/2028	185,000	230,591
Bartow County Development Authority,
1.800%, 09/01/2029
(Callable 11/19/2026)(1)	4,000,000	4,012,722
Burke County Development Authority:
2.200%, 10/01/2032 (Callable 11/19/2026)	1,250,000	1,253,837
2.250%, 10/01/2032
(Mandatory Tender Date 05/25/2023)(1)	500,000	512,519
Carrollton Payroll Development Authority,
5.000%, 07/01/2029	1,175,000	1,495,632
City of Atlanta GA:
5.000%, 01/01/2025 (Callable 01/31/2022)	225,000	227,427
5.500%, 11/01/2027 (Insured by AGM)	145,000	171,839
5.000%, 01/01/2028 (Callable 01/31/2022)	1,000,000	1,003,687
City of Monroe GA:
4.000%, 12/01/2036 (Callable 12/01/2030)
(Insured by AGM)	500,000	604,522
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	750,000	904,730
Clayton County Development Authority,
4.000%, 07/01/2031 (Callable 07/01/2027)	495,000	566,140
Development Authority for Fulton County,
5.000%, 10/01/2029	1,710,000	2,165,756
Development Authority of Bulloch County:
5.000%, 07/01/2030	405,000	527,978
5.000%, 07/01/2031 (Callable 07/01/2030)	420,000	545,281
5.000%, 07/01/2032 (Callable 07/01/2030)	445,000	574,221
5.000%, 07/01/2033 (Callable 07/01/2030)	465,000	596,844
4.000%, 07/01/2039 (Callable 07/01/2030)	305,000	360,387
Development Authority of Cobb County:
5.000%, 07/15/2028 (Callable 07/15/2027)	305,000	372,127
5.000%, 06/01/2035 (Callable 06/01/2027)	645,000	782,130
Development Authority of Monroe County,
1.500%, 01/01/2039 (Mandatory Tender
Date 02/03/2025) (1)	3,740,000	3,826,999
Gainesville & Hall County Hospital Authority:
5.000%, 02/15/2022	500,000	502,745
5.000%, 02/15/2029 (Callable 02/15/2027)	485,000	581,698
George L Smith II Congress Center Authority,
4.000%, 01/01/2036 (Callable 01/01/2031)	500,000	577,212
Georgia Housing & Finance Authority,
3.600%, 12/01/2033 (Callable 06/01/2027)	450,000	479,593
Main Street Natural Gas, Inc.:
0.818%, 04/01/2048
(1 Month LIBOR USD + 0.750%)
(Callable 06/01/2023) (Mandatory Tender
Date 09/01/2023)(2)	1,400,000	1,406,979
0.898%, 08/01/2048
(1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023) (Mandatory Tender
Date 12/01/2023)(2)	2,050,000	2,066,003
Municipal Electric Authority of Georgia,
0.000%, 01/01/2032	500,000	402,487
Private Colleges & Universities Authority:
5.000%, 06/01/2027	420,000	501,878
5.000%, 06/01/2028	495,000	604,611
5.000%, 06/01/2029	400,000	498,325
4.000%, 06/01/2034 (Callable 06/01/2031)	395,000	463,427
4.000%, 06/01/2035 (Callable 06/01/2031)	500,000	585,516
Tender Option Bond Trust,
0.140%, 08/15/2048 (Callable 02/15/2028)
(Optional Put Date 01/07/2022)(1)(3)	3,425,000	3,425,000
Total Georgia
(Cost $32,707,482)		33,421,476	2.1%
Guam
Territory of Guam,
5.125%, 01/01/2042 (Callable 01/01/2022)	420,000	420,000
Total Guam
(Cost $420,000)		420,000	0.0%
Hawaii
City & County of Honolulu HI,
5.000%, 09/01/2040 (Callable 09/01/2028)	450,000	557,585
Total Hawaii
(Cost $560,158)		557,585	0.0%
Illinois
Adams & Hancock Counties Community
Unit School District No. 4:
4.000%, 12/01/2027 (Callable 12/01/2025)
(Insured by BAM)	290,000	323,094
4.000%, 12/01/2029 (Callable 12/01/2025)
(Insured by BAM)	310,000	344,305
4.000%, 12/01/2030 (Callable 12/01/2025)
(Insured by BAM)	325,000	361,301
4.000%, 12/01/2032 (Callable 12/01/2025)
(Insured by BAM)	350,000	389,467
Bourbonnais Township Park District:
4.000%, 12/15/2023 (Insured by BAM)	100,000	105,673
4.000%, 12/15/2024 (Insured by BAM)	125,000	135,312
4.000%, 12/15/2025 (Insured by BAM)	130,000	143,719
Bureau County Township High
School District No. 502,
4.000%, 12/01/2031
(Pre-refunded to 12/01/2027)
(Insured by BAM)	1,330,000	1,574,166
Channahon Park District:
4.000%, 12/15/2031 (Callable 12/15/2029)
(Insured by BAM)	460,000	544,668
4.000%, 12/15/2034 (Callable 12/15/2029)
(Insured by BAM)	510,000	594,430
4.000%, 12/15/2036 (Callable 12/15/2029)
(Insured by BAM)	950,000	1,098,337
4.000%, 12/15/2038 (Callable 12/15/2029)
(Insured by BAM)	595,000	685,867
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Chicago Board of Education,
5.000%, 12/01/2023 (Insured by AGM)	$1,000,000	$1,084,075
Chicago O’Hare International Airport,
5.000%, 01/01/2035 (Callable 01/01/2026)	790,000	917,393
Chicago Park District,
5.000%, 01/01/2024	580,000	631,004
City of Chicago Heights IL:
4.000%, 12/01/2027 (Insured by BAM)	225,000	256,629
4.000%, 12/01/2028 (Insured by BAM)	200,000	230,440
4.000%, 12/01/2029 (Insured by BAM)	250,000	291,385
4.000%, 12/01/2030 (Callable 12/01/2029)
(Insured by BAM)	350,000	406,409
4.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by BAM)	365,000	422,788
City of Chicago IL:
5.000%, 01/01/2024	250,000	271,126
5.000%, 01/01/2025 (Callable 01/01/2024)
(Insured by AGM)	110,000	120,087
0.000%, 01/01/2027 (Insured by NATL)	195,000	181,739
5.000%, 11/01/2028 (Callable 11/01/2027)
(Insured by AGM)	625,000	774,487
5.000%, 01/01/2030 (Callable 01/01/2024)
(Insured by AGM)	445,000	482,741
4.000%, 11/01/2032 (Callable 11/01/2024)
(Insured by BAM)	200,000	217,809
5.000%, 11/01/2033 (Callable 11/01/2027)
(Insured by AGM)	375,000	458,057
5.000%, 01/01/2035 (Callable 01/01/2027)
(Insured by AGM)	510,000	606,080
City of Country Club Hills IL,
3.000%, 01/01/2030 (Insured by BAM)	330,000	364,569
City of Decatur IL:
4.250%, 03/01/2030 (Callable 03/01/2024)
(Insured by BAM)	250,000	269,143
5.000%, 03/01/2034 (Callable 03/01/2026)
(Insured by BAM)	905,000	1,053,915
City of Rockford IL,
3.000%, 12/15/2022 (Insured by AGM)	150,000	153,730
Cook & Will Counties School District No. 194:
4.000%, 12/01/2025 (Callable 12/01/2024)
(Insured by BAM)	160,000	175,092
4.000%, 12/01/2026 (Callable 12/01/2024)
(Insured by BAM)	130,000	142,105
Cook County Community Consolidated
School District No. 65,
0.000%, 12/01/2023	200,000	196,624
Cook County School District No. 130:
5.000%, 12/01/2027 (Callable 12/01/2025)
(Insured by AGM)	1,195,000	1,398,463
5.000%, 12/01/2028 (Callable 12/01/2025)
(Insured by AGM)	1,000,000	1,167,725
Cook County School District No. 163:
6.000%, 12/15/2025 (Insured by BAM)	430,000	517,056
6.000%, 12/15/2027 (Insured by BAM)	1,150,000	1,475,860
Cook County School District No. 83,
5.625%, 06/01/2033	810,000	1,076,371
County of Cook IL,
5.000%, 11/15/2033 (Callable 11/15/2030)	1,500,000	1,954,647
County of Sangamon IL:
3.000%, 12/15/2035 (Callable 12/15/2029)
(Insured by BAM)	525,000	564,765
3.000%, 12/15/2037 (Callable 12/15/2029)
(Insured by BAM)	550,000	589,580
3.000%, 12/15/2038 (Callable 12/15/2029)
(Insured by BAM)	825,000	882,903
3.000%, 12/15/2039 (Callable 12/15/2029)
(Insured by BAM)	700,000	747,747
4.000%, 12/15/2040 (Callable 12/15/2029)
(Insured by BAM)	300,000	347,300
3.000%, 12/15/2041 (Callable 12/15/2029)
(Insured by BAM)	600,000	638,583
Crawford County Community
Unit School District No. 2,
4.000%, 12/01/2024 (Insured by AGM)	1,000,000	1,089,032
DuPage County Community
Unit School District No. 200,
4.000%, 06/01/2038 (Callable 06/01/2026)	100,000	111,536
DuPage County High School District No. 87,
5.000%, 01/01/2029 (Callable 01/01/2025)	315,000	356,346
DuPage County School
District No. 60 Maercker:
4.000%, 12/30/2035 (Callable 12/30/2027)	2,445,000	2,794,392
4.000%, 12/30/2036 (Callable 12/30/2027)	1,000,000	1,142,322
Exceptional Children Have Opportunities:
4.000%, 12/01/2034 (Callable 12/01/2029)	765,000	878,346
4.000%, 12/01/2035 (Callable 12/01/2029)	645,000	737,643
Ford, Champaign Counties
Community Unit School District No. 10,
5.000%, 12/01/2027 (Callable 12/01/2026)
(Insured by AGM)	600,000	727,608
Hampshire Special Service Area No. 13:
3.000%, 03/01/2027 (Insured by BAM)	130,000	139,192
3.000%, 03/01/2028 (Callable 03/01/2027)
(Insured by BAM)	140,000	148,579
3.000%, 03/01/2029 (Callable 03/01/2027)
(Insured by BAM)	100,000	105,198
3.250%, 03/01/2032 (Callable 03/01/2027)
(Insured by BAM)	165,000	173,587
3.300%, 03/01/2033 (Callable 03/01/2027)
(Insured by BAM)	175,000	184,218
3.350%, 03/01/2034 (Callable 03/01/2027)
(Insured by BAM)	185,000	194,890
3.400%, 03/01/2035 (Callable 03/01/2027)
(Insured by BAM)	195,000	205,639
3.450%, 03/01/2036 (Callable 03/01/2027)
(Insured by BAM)	205,000	216,239
3.500%, 03/01/2037 (Callable 03/01/2027)
(Insured by BAM)	100,000	105,627
Henry & Whiteside Counties Community
Unit School District No. 228,
5.000%, 08/15/2031 (Callable 08/15/2025)
(Insured by AGM)	270,000	311,508
Huntley Area Public Library District,
5.000%, 02/01/2037 (Callable 02/01/2029)	500,000	623,302
Illinois Development Finance Authority,
2.450%, 11/15/2039 (Mandatory Tender
Date 03/03/2026) (1)	1,125,000	1,186,400
Illinois Educational Facilities Authority,
4.000%, 11/01/2036 (Callable 11/01/2022)	1,065,000	1,114,521
Illinois Finance Authority:
5.000%, 10/01/2023	105,000	112,018
5.000%, 11/01/2024	1,100,000	1,232,572
5.000%, 01/01/2029 (Callable 01/01/2027)	475,000	566,841
5.000%, 02/15/2029 (Callable 02/15/2027)	3,275,000	3,946,114
5.000%, 01/01/2030 (Callable 01/01/2027)	205,000	243,417

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets

Illinois Finance Authority: (cont.)
5.000%, 10/01/2030 (Callable 10/01/2026)	$140,000	$165,711
4.000%, 12/15/2032 (Callable 12/15/2029)	625,000	754,709
4.000%, 05/15/2034 (Callable 05/15/2026)	300,000	332,473
0.569%, 11/01/2034
(1 Month LIBOR USD + 0.500%)
(Callable 03/01/2022) (Mandatory Tender
Date 09/01/2022)(2)	960,000	960,068
4.000%, 12/01/2040 (Callable 12/01/2027)	270,000	308,242
4.000%, 09/01/2041 (Callable 09/01/2026)	240,000	269,351
5.000%, 10/01/2041 (Callable 10/01/2026)	125,000	147,420
4.000%, 12/01/2042 (Callable 12/01/2027)	275,000	312,914
0.060%, 12/01/2046 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	5,400,000	5,400,000
6.000%, 10/01/2048 (Callable 10/01/2022)	1,000,000	1,019,392
Illinois Housing Development Authority:
3.100%, 02/01/2035 (Callable 02/01/2026)	375,000	382,798
2.450%, 06/01/2043 (Callable 01/01/2023)
(Insured by GNMA)	378,164	386,663
4.250%, 10/01/2049 (Callable 04/01/2028)
(Insured by GNMA)	1,570,000	1,727,604
1.060%, 05/15/2050 (SIFMA Municipal
Swap Index + 1.000%)
(Callable 11/15/2024) (Mandatory Tender
Date 05/15/2025)(2)	250,000	256,003
Illinois Municipal Electric Agency,
4.000%, 02/01/2034 (Callable 08/01/2025)	300,000	333,050
Illinois Sports Facilities Authority:
5.000%, 06/15/2029 (Insured by BAM)	2,500,000	3,158,907
5.000%, 06/15/2030 (Callable 06/15/2029)
(Insured by BAM)	1,155,000	1,434,130
Illinois State Toll Highway Authority:
5.000%, 01/01/2039 (Callable 01/01/2028)	200,000	242,589
5.000%, 01/01/2042 (Callable 01/01/2028)	500,000	602,181
Illinois State University,
5.000%, 04/01/2031 (Callable 04/01/2028)
(Insured by AGM)	500,000	613,901
Joliet Park District:
4.000%, 02/01/2030 (Callable 02/01/2024)
(Insured by BAM)	250,000	264,596
4.000%, 02/01/2033 (Callable 02/01/2023)
(Insured by AGM)	315,000	325,657
Kane & DeKalb Counties Community
Unit School District No. 301,
5.000%, 01/01/2031 (Callable 01/01/2027)	565,000	675,695
Kane McHenry Cook & De Kalb Counties
Unit School District No. 300,
5.250%, 01/01/2033 (Callable 01/01/2023)	1,000,000	1,048,347
Kankakee County School District No. 111,
4.000%, 01/01/2025 (Insured by BAM)	480,000	527,130
Kendall & Kane Counties Community
Unit School District No. 115,
0.000%, 01/01/2022 (Insured by NATL)	1,090,000	1,090,000
Kendall Kane & Will Counties Community
Unit School District No. 308:
4.000%, 02/01/2030 (Callable 02/01/2025)
(Insured by BAM)	2,550,000	2,794,550
4.750%, 10/01/2031 (Callable 10/01/2023)	1,000,000	1,072,265
Knox & Warren Counties Community
Unit School District No. 205:
4.000%, 01/01/2034 (Callable 01/01/2028)
(Insured by BAM)	855,000	965,459
4.000%, 01/01/2036 (Callable 01/01/2028)
(Insured by BAM)	920,000	1,035,260
Lake County Community Unit
School District No. 187,
4.000%, 01/01/2035 (Callable 01/01/2027)
(Insured by BAM)	1,190,000	1,305,502
Macon & De Witt Counties Community
Unit School District No. 2:
4.000%, 12/01/2036 (Callable 12/01/2030)
(Insured by AGM)	835,000	986,631
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	400,000	471,932
4.000%, 12/01/2041 (Callable 12/01/2030)
(Insured by AGM)	1,175,000	1,374,591
4.000%, 12/01/2044 (Callable 12/01/2030)
(Insured by AGM)	1,150,000	1,342,894
Macon County School District No. 61:
4.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by AGM)	150,000	173,162
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by AGM)	200,000	229,926
4.000%, 01/01/2040 (Callable 01/01/2027)
(Insured by AGM)	2,420,000	2,696,736
5.000%, 12/01/2040 (Callable 12/01/2028)
(Insured by AGM)	580,000	710,741
4.000%, 01/01/2045 (Callable 01/01/2027)
(Insured by AGM)	3,000,000	3,320,893
Macoupin, Sangaman, &
Montgomery Government Bonds,
4.250%, 12/01/2032 (Callable 12/01/2023)
(Insured by AGM)	685,000	731,906
Madison County Community
Unit School District No. 8:
4.000%, 12/01/2035 (Callable 12/01/2028)
(Insured by BAM)	1,000,000	1,157,419
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by BAM)	1,740,000	2,010,175
4.000%, 12/01/2039 (Callable 12/01/2028)
(Insured by BAM)	1,000,000	1,150,371
Medinah Park District,
4.250%, 01/01/2028 (Callable 01/01/2024)	190,000	201,004
Metropolitan Pier & Exposition Authority:
5.500%, 12/15/2023 (ETM)
(Insured by NATL)	15,000	15,346
5.500%, 12/15/2023 (Insured by NATL)	65,000	69,984
0.000%, 06/15/2029 (Insured by NATL)	1,400,000	1,225,245
Metropolitan Water Reclamation
District of Greater Chicago,
5.000%, 12/01/2034 (Callable 12/01/2026)	1,500,000	1,794,103
Northern Illinois University:
4.000%, 10/01/2033 (Callable 04/01/2031)
(Insured by BAM)	500,000	597,673
4.000%, 10/01/2034 (Callable 04/01/2031)
(Insured by BAM)	485,000	578,518
4.000%, 10/01/2035 (Callable 04/01/2031)
(Insured by BAM)	1,000,000	1,190,983
4.000%, 10/01/2038 (Callable 04/01/2031)
(Insured by BAM)	1,000,000	1,183,821
4.000%, 10/01/2039 (Callable 04/01/2031)
(Insured by BAM)	425,000	502,092
4.000%, 10/01/2040 (Callable 04/01/2031)
(Insured by BAM)	400,000	471,741
4.000%, 10/01/2041 (Callable 04/01/2031)
(Insured by BAM)	425,000	500,053
4.000%, 10/01/2043 (Callable 04/01/2031)
(Insured by BAM)	625,000	732,112

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ogle & Winnebago Counties Community
Unit School District No. 223:
5.000%, 12/01/2023 (Insured by BAM)	$415,000	$448,073
5.000%, 12/01/2024 (Insured by BAM)	100,000	112,136
Peoria City School District No. 150,
5.000%, 01/01/2026 (Insured by BAM)	330,000	382,849
Peoria County Community
Unit School District No. 323,
4.250%, 04/01/2032 (Callable 04/01/2022)	415,000	418,659
Richland County Community
Unit School District No. 1:
5.000%, 12/01/2030 (Callable 12/01/2024)
(Insured by AGM)	155,000	174,816
4.000%, 12/01/2033 (Callable 12/01/2024)
(Insured by AGM)	1,750,000	1,912,269
Sales Tax Securitization Corp.,
5.000%, 01/01/2043 (Callable 01/01/2029)	3,750,000	4,608,878
Shelby Christian Macon Counties
Community School District No. 21,
4.000%, 12/01/2027 (Callable 12/01/2023)
(Insured by AGM)	155,000	165,339
St. Clair County Community
Unit School District No. 187,
4.000%, 01/01/2028 (Insured by AGM)	175,000	204,626
St. Clair County High School District No. 201:
4.000%, 02/01/2029 (Callable 02/01/2028)
(Insured by BAM)	1,375,000	1,563,289
4.000%, 02/01/2030 (Callable 02/01/2028)
(Insured by BAM)	1,335,000	1,514,317
4.000%, 02/01/2031 (Callable 02/01/2028)
(Insured by BAM)	1,475,000	1,670,529
State of Illinois:
4.000%, 03/01/2022	5,000,000	5,029,837
6.000%, 06/15/2024 (Insured by NATL)	100,000	113,248
5.500%, 07/01/2033 (Callable 07/01/2023)	410,000	439,598
4.000%, 06/15/2038 (Callable 06/15/2028)
(Insured by BAM)	2,500,000	2,838,446
Tazewell County School District No. 51,
9.000%, 12/01/2026 (Insured by NATL)	1,060,000	1,465,994
Tender Option Bond Trust,
0.200%, 12/01/2027
(Optional Put Date 01/07/2022)(1)(3)	3,255,000	3,255,000
University of Illinois,
5.000%, 04/01/2044 (Callable 04/01/2024)	600,000	653,686
Upper Illinois River Valley
Development Authority:
5.000%, 12/01/2023	700,000	747,911
5.000%, 12/01/2024	585,000	645,304
4.000%, 01/01/2031
(Callable 01/01/2027)(3)	245,000	256,511
Village of Bartlett IL,
3.000%, 12/01/2033 (Callable 12/01/2028)	450,000	497,575
Village of Cary IL,
4.000%, 12/15/2038 (Callable 12/15/2029)	750,000	877,185
Village of Crestwood IL:
4.500%, 12/15/2026 (Callable 12/15/2022)
(Insured by BAM)	200,000	207,082
4.000%, 12/15/2027 (Callable 12/15/2025)
(Insured by BAM)	330,000	362,575
Village of Franklin Park IL,
4.000%, 07/01/2029 (Callable 07/01/2025)
(Insured by AGM)	450,000	496,488
Village of Matteson IL:
4.000%, 12/01/2028 (Insured by BAM)	300,000	349,921
4.000%, 12/01/2030 (Insured by BAM)	300,000	357,526
Village of Minooka IL,
2.540%, 12/01/2034 (Callable 12/01/2029)
(Insured by AGM)	221,000	224,371
Village of River Grove IL:
4.000%, 12/15/2027 (Callable 12/15/2026)
(Insured by BAM)	135,000	150,832
4.000%, 12/15/2028 (Callable 12/15/2026)
(Insured by BAM)	205,000	227,866
4.000%, 12/15/2035 (Callable 12/15/2030)
(Insured by BAM)	250,000	292,654
4.000%, 12/15/2038 (Callable 12/15/2030)
(Insured by BAM)	795,000	923,332
Village of Romeoville IL,
5.000%, 10/01/2042 (Callable 04/01/2025)	100,000	109,570
Village of Rosemont IL,
5.000%, 12/01/2046 (Callable 12/01/2026)
(Insured by AGM)	130,000	152,213
Village of Stone Park IL:
4.750%, 02/01/2029 (Callable 02/01/2023)
(Insured by BAM)	230,000	239,105
4.750%, 02/01/2031 (Callable 02/01/2023)
(Insured by BAM)	310,000	322,079
4.750%, 02/01/2032 (Callable 02/01/2023)
(Insured by BAM)	275,000	285,740
4.750%, 02/01/2033 (Callable 02/01/2023)
(Insured by BAM)	190,000	197,469
5.000%, 02/01/2035 (Callable 02/01/2029)
(Insured by BAM)	300,000	358,413
5.000%, 02/01/2036 (Callable 02/01/2029)
(Insured by BAM)	225,000	268,244
4.000%, 02/01/2037 (Callable 02/01/2029)
(Insured by BAM)	185,000	206,764
4.000%, 02/01/2038 (Callable 02/01/2029)
(Insured by BAM)	150,000	167,403
Will County Community
High School District No. 210:
0.000%, 01/01/2023 (Insured by AGM)	140,000	138,962
0.000%, 01/01/2026 (Insured by AGM)	265,000	251,883
0.000%, 01/01/2027 (Insured by BAM)	1,120,000	1,042,803
0.000%, 01/01/2027 (Insured by AGM)	115,000	107,073
0.000%, 01/01/2028 (Insured by BAM)	1,140,000	1,036,489
0.000%, 01/01/2028 (Insured by AGM)	180,000	163,656
0.000%, 01/01/2028	60,000	53,051
0.000%, 01/01/2029	125,000	107,287
0.000%, 01/01/2032	110,000	85,539
0.000%, 01/01/2033 (Insured by BAM)	645,000	511,565
4.000%, 01/01/2034 (Callable 01/01/2029)
(Insured by AGM)	410,000	466,945
Will County Community Unit
School District No. 201-U:
4.000%, 01/01/2033 (Callable 01/01/2028)
(Insured by AGM)	245,000	280,278
4.000%, 01/01/2034 (Callable 01/01/2028)
(Insured by AGM)	785,000	896,986
4.000%, 01/01/2035 (Callable 01/01/2028)
(Insured by AGM)	480,000	546,160
0.000%, 01/01/2041
(Callable 02/10/2022)(1)	5,000,000	5,000,962
Will County Township High
School District No. 204,
5.000%, 01/01/2025	125,000	140,375

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Winnebago & Boone Counties Community
High School District No. 207,
4.000%, 02/01/2036 (Callable 02/01/2027)
(Insured by BAM)	$1,000,000	$1,140,850
Total Illinois
(Cost $144,043,661)		149,215,058	9.5%
Indiana
Bloomington Redevelopment District:
5.000%, 02/01/2025	325,000	367,037
5.000%, 08/01/2025	335,000	384,600
5.250%, 08/01/2036 (Callable 08/01/2029)	3,450,000	4,416,891
5.250%, 08/01/2036 (Callable 08/01/2029)	1,600,000	2,048,413
Carmel Redevelopment Authority,
4.000%, 08/01/2033
(Pre-refunded to 08/01/2022)	250,000	255,573
City of Jeffersonville IN,
5.000%, 01/01/2030 (Callable 01/01/2028)
(Insured by BAM)	325,000	401,306
City of Lawrence IN,
5.000%, 01/01/2027 (Insured by BAM)	385,000	460,926
Evansville Park District:
5.000%, 08/15/2035 (Callable 02/15/2028)
(Insured by BAM)	150,000	183,997
5.000%, 08/15/2036 (Callable 02/15/2028)
(Insured by BAM)	1,335,000	1,634,423
Franklin Township-Marion County
Multiple School Building Corp.,
5.000%, 01/15/2035 (Callable 01/15/2023)
(Insured by ST AID)	505,000	528,219
Hammond Multi-School Building Corp.,
4.500%, 07/15/2026 (Callable 01/15/2024)
(Insured by ST AID)	625,000	673,918
Hammond Sanitary District:
5.000%, 07/15/2026 (Insured by BAM)	610,000	723,911
5.000%, 01/15/2028 (Callable 07/15/2027)
(Insured by BAM)	315,000	385,113
Indiana Bond Bank:
0.720%, 10/15/2022 (SIFMA Municipal
Swap Index + 0.660%)(2)	225,000	225,051
1.053%, 10/15/2022
(3 Month LIBOR USD + 0.970%)(2)	535,000	535,155
Indiana Finance Authority:
5.000%, 10/01/2023	180,000	192,516
5.000%, 10/01/2027	245,000	293,599
5.000%, 10/01/2028 (Callable 10/01/2027)	1,000,000	1,197,201
5.000%, 10/01/2029	220,000	274,060
2.500%, 11/01/2030	3,825,000	3,901,729
5.000%, 10/01/2031	250,000	322,415
5.000%, 10/01/2032 (Callable 10/01/2023)	3,520,000	3,708,839
5.000%, 10/01/2033 (Callable 10/01/2031)	170,000	218,125
4.000%, 05/01/2035
(Pre-refunded to 05/01/2023)	290,000	304,485
4.000%, 10/01/2035 (Callable 10/01/2031)	820,000	966,688
3.750%, 10/01/2037 (Callable 10/01/2023)	380,000	386,148
5.000%, 03/01/2039
(Pre-refunded to 03/01/2022)	1,400,000	1,410,683
3.750%, 10/01/2042 (Callable 10/01/2023)	220,000	222,922
5.500%, 08/15/2045 (Callable 01/31/2022)	225,000	225,770
Indiana Municipal Power Agency,
5.000%, 01/01/2032 (Callable 01/01/2025)	1,000,000	1,126,033
Indiana University,
4.000%, 08/01/2035 (Callable 08/01/2027)	80,000	91,535
Indianapolis Local Public
Improvement Bond Bank:
5.000%, 01/01/2033
(Pre-refunded to 01/01/2025)	500,000	568,347
5.000%, 02/01/2035 (Callable 12/29/2023)	200,000	218,302
5.000%, 02/01/2036 (Callable 12/29/2023)	750,000	818,246
5.000%, 02/01/2049 (Callable 02/01/2029)	1,000,000	1,229,906
5.000%, 02/01/2054 (Callable 02/01/2029)	1,885,000	2,307,912
IPS Multi-School Building Corp.,
5.000%, 07/15/2026 (Callable 01/15/2025)
(Insured by ST AID)	925,000	1,045,694
Kankakee Valley Middle School Building Corp.,
5.000%, 01/15/2029 (Insured by ST AID)	1,000,000	1,261,464
Loogootee School Building Corp.,
4.000%, 07/15/2026 (Insured by ST AID)	135,000	154,863
Munster School Building Corp.,
4.000%, 07/15/2024 (Insured by ST AID)	170,000	184,764
North Montgomery High
School Building Corp.,
5.000%, 07/15/2033 (Callable 07/15/2026)
(Insured by ST AID)	165,000	195,196
Shelbyville Central Renovation
School Building Corp.,
5.000%, 01/15/2029 (Callable 07/15/2026)
(Insured by ST AID)	220,000	260,149
Taylor Community School Building Corp.,
0.000%, 07/15/2029 (Callable 07/15/2025)
(Insured by ST AID)	360,000	296,163
Tipton County Jail Building Corp.,
5.000%, 01/15/2027 (Insured by ST AID)	245,000	294,282
Tri-Creek 2002 High School Building Corp.,
4.000%, 07/15/2039 (Callable 07/15/2028)
(Insured by ST AID)	345,000	397,423
Westfield High School Building Corp.:
5.000%, 01/15/2029 (Callable 01/15/2026)
(Insured by ST AID)	250,000	291,326
5.000%, 01/15/2030 (Callable 01/15/2026)
(Insured by ST AID)	300,000	349,469
5.000%, 07/15/2031 (Callable 01/15/2026)
(Insured by ST AID)	150,000	174,787
Total Indiana
(Cost $36,773,699)		38,115,574	2.4%
Iowa
City of Coralville IA:
4.000%, 05/01/2022	100,000	100,757
4.000%, 06/01/2022	105,000	106,257
4.000%, 06/01/2023	135,000	140,064
3.000%, 06/01/2024	290,000	299,834
4.000%, 05/01/2030 (Callable 05/01/2029)	1,000,000	1,126,021
3.000%, 05/01/2033 (Callable 05/01/2029)	1,000,000	1,040,268
City of Greenfield IA,
4.000%, 09/01/2036 (Callable 09/01/2026)
(Insured by AGM)	200,000	227,575
County of Carroll IA,
5.000%, 06/01/2035 (Callable 06/01/2027)	645,000	779,480
Iowa Finance Authority:
4.000%, 05/15/2023	200,000	208,300
4.000%, 05/15/2024	250,000	267,415
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	1,675,000	1,870,448
0.585%, 05/15/2056 (SOFR + 0.550%)
(Callable 05/15/2025) (Mandatory Tender
Date 05/15/2026)(2)	2,000,000	1,999,250

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa Higher Education Loan Authority:
3.000%, 04/01/2029	$870,000	$963,936
3.000%, 04/01/2030	650,000	721,782
3.000%, 04/01/2031	525,000	583,580
Southern Iowa Rural Water Association,
3.000%, 12/01/2032 (Callable 12/01/2028)
(Insured by AGM)	1,030,000	1,131,193
Total Iowa
(Cost $11,378,969)		11,566,160	0.7%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	525,000	540,080
City of Goddard KS,
3.500%, 06/01/2034 (Callable 12/01/2022)	1,420,000	1,411,133
City of Hutchinson KS,
5.000%, 12/01/2022	140,000	145,161
City of Wichita KS,
4.000%, 09/01/2038 (Callable 09/01/2027)	1,540,000	1,738,374
Kansas Power Pool:
4.000%, 12/01/2038 (Callable 12/01/2029)	700,000	814,784
4.000%, 12/01/2040 (Callable 12/01/2029)	1,095,000	1,270,349
Total Kansas
(Cost $5,827,425)		5,919,881	0.4%
Kentucky
Kentucky Bond Development Corp.,
5.000%, 09/01/2037 (Callable 09/01/2028)	500,000	615,996
Kentucky Economic
Development Finance Authority:
0.000%, 10/01/2025 (Insured by NATL)	420,000	397,764
0.000%, 10/01/2026 (Insured by NATL)	630,000	583,646
0.000%, 10/01/2027 (Insured by NATL)	680,000	613,767
0.000%, 10/01/2028 (Insured by NATL)	870,000	764,238
0.100%, 05/01/2034 (1)	5,900,000	5,900,000
Kentucky Housing Corp.,
5.850%, 04/01/2048 (Callable 01/31/2022)
(Mandatory Tender Date 04/01/2023)(1)	1,657,562	1,671,279
Kentucky Public Energy Authority:
4.000%, 08/01/2027	550,000	632,762
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	675,000	735,529
1.368%, 12/01/2049
(1 Month LIBOR USD + 1.300%)
(Callable 03/01/2025) (Mandatory Tender
Date 06/01/2025)(2)	2,000,000	2,050,006
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	775,000	875,955
Kentucky State University:
5.000%, 11/01/2031 (Insured by BAM)	365,000	484,983
4.000%, 11/01/2033 (Callable 11/01/2031)
(Insured by BAM)	260,000	318,962
4.000%, 11/01/2035 (Callable 11/01/2031)
(Insured by BAM)	270,000	330,514
4.000%, 11/01/2038 (Callable 11/01/2031)
(Insured by BAM)	325,000	398,337
4.000%, 11/01/2041 (Callable 11/01/2031)
(Insured by BAM)	250,000	302,160
4.000%, 11/01/2051 (Callable 11/01/2031)
(Insured by BAM)	525,000	622,884
4.000%, 11/01/2056 (Callable 11/01/2031)
(Insured by BAM)	500,000	592,239
Paducah Electric Plant Board,
5.000%, 10/01/2032 (Callable 10/01/2026)
(Insured by AGM)	1,000,000	1,193,319
Total Kentucky
(Cost $18,602,887)		19,084,340	1.2%
Louisiana
City of Shreveport LA,
5.000%, 08/01/2023 (Insured by BAM)	350,000	375,003
Louisiana Housing Corp.,
4.500%, 12/01/2047 (Callable 12/01/2027)	130,000	142,871
Louisiana Local Government
Environmental Facilities &
Community Development Authority:
5.000%, 10/01/2023 (Insured by BAM)	200,000	215,938
5.000%, 10/01/2024 (Insured by BAM)	100,000	112,069
Louisiana Public Facilities Authority,
0.000%, 10/01/2024(7)	125,000	123,715
Louisiana State University &
Agricultural & Mechanical College:
5.000%, 07/01/2030 (Callable 07/01/2026)
(Insured by BAM)	380,000	444,881
4.000%, 07/01/2032 (Callable 07/01/2026)
(Insured by BAM)	485,000	543,386
Morehouse Parish Hospital
Service District No. 1,
4.000%, 10/01/2028 (Callable 10/01/2027)	660,000	712,558
Parish of St. James LA,
0.110%, 11/01/2040 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	8,000,000	8,000,000
St. Tammany Parish Wide
School District No. 12:
4.000%, 03/01/2035 (Callable 03/01/2027)	100,000	114,003
4.000%, 03/01/2036 (Callable 03/01/2027)	115,000	130,713
State of Louisiana,
4.000%, 05/01/2034 (Callable 05/01/2022)	300,000	303,621
Tangipahoa Parish School Board,
4.000%, 03/01/2041 (Callable 03/01/2031)
(Insured by AGM)	500,000	599,180
Terrebonne Parish Consolidated Government,
0.000%, 04/01/2034 (Insured by AGM)	715,000	555,099
Total Louisiana
(Cost $12,175,359)		12,373,037	0.8%
Maine
City of Portland ME,
5.000%, 01/01/2031 (Callable 01/01/2026)	1,090,000	1,251,896
Maine Health & Higher
Educational Facilities Authority:
4.000%, 07/01/2037 (Callable 07/01/2029)
(Insured by ST AID)	230,000	265,220
5.000%, 07/01/2046 (Callable 07/01/2026)	250,000	286,010
Maine State Housing Authority:
3.500%, 11/15/2045 (Callable 05/15/2025)	75,000	77,998
4.000%, 11/15/2045 (Callable 11/15/2025)	175,000	183,035
3.500%, 11/15/2046 (Callable 11/15/2025)	15,000	15,497
3.500%, 11/15/2047 (Callable 11/15/2026)	480,000	507,424
4.000%, 11/15/2049 (Callable 05/15/2028)	360,000	390,625
4.000%, 11/15/2050 (Callable 05/15/2029)	905,000	999,517
Total Maine
(Cost $3,910,030)		3,977,222	0.3%
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maryland
County of Baltimore MD:
3.000%, 09/01/2027 (Callable 09/01/2022)	$1,000,000	$1,017,528
4.000%, 09/01/2032 (Callable 09/01/2031)	350,000	430,837
4.000%, 09/01/2033 (Callable 09/01/2031)	230,000	281,883
4.000%, 09/01/2034 (Callable 09/01/2031)	200,000	243,985
4.000%, 09/01/2035 (Callable 09/01/2031)	215,000	261,627
4.000%, 09/01/2036 (Callable 09/01/2031)	135,000	163,808
Maryland Community
Development Administration:
3.500%, 03/01/2050 (Callable 03/01/2029)	555,000	598,076
3.000%, 09/01/2051 (Callable 03/01/2030)	5,805,000	6,238,766
Maryland Health & Higher
Educational Facilities Authority:
5.000%, 01/01/2028	300,000	367,174
4.000%, 01/01/2029	980,000	1,157,911
5.000%, 01/01/2029	290,000	361,985
5.000%, 01/01/2030	185,000	234,574
0.060%, 07/01/2033 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	3,535,000	3,535,000
Tender Option Bond Trust,
0.170%, 05/01/2047
(Optional Put Date 01/07/2022)(1)(3)	12,000,000	12,000,000
Washington Suburban Sanitary Commission:
0.070%, 06/01/2023 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	3,115,000	3,115,000
4.000%, 06/01/2039 (Callable 06/01/2026)
(County Guaranteed)	1,585,000	1,798,734
Total Maryland
(Cost $31,688,727)		31,806,888	2.0%
Massachusetts
Commonwealth of Massachusetts:
5.000%, 09/01/2038 (Callable 09/01/2028)	1,375,000	1,719,483
5.000%, 06/01/2049 (Callable 06/01/2029)	4,600,000	5,722,783
Massachusetts Clean Water Trust,
5.000%, 08/01/2038 (Callable 08/01/2029)	630,000	803,433
Massachusetts Development Finance Agency:
5.000%, 10/01/2025 (Insured by AGM)	575,000	664,552
5.000%, 12/01/2035 (Callable 12/01/2026)	1,450,000	1,723,549
Massachusetts Housing Finance Agency:
4.000%, 12/01/2028 (Callable 06/01/2023)	1,000,000	1,035,568
4.500%, 12/01/2048 (Callable 12/01/2027)	1,480,000	1,626,395
4.000%, 06/01/2049 (Callable 12/01/2028)	805,000	878,656
University of Massachusetts,
5.000%, 11/01/2039
(Pre-refunded to 11/01/2024)	70,000	79,134
University of Massachusetts Building Authority:
5.000%, 11/01/2039
(Pre-refunded to 11/01/2024)	65,000	73,285
5.000%, 11/01/2039 (Callable 11/01/2024)	135,000	151,149
Total Massachusetts
(Cost $14,271,831)		14,477,987	0.9%
Michigan
City of Monroe MI,
4.000%, 05/01/2031 (Callable 05/01/2024)	150,000	161,494
City of Wyandotte MI,
5.000%, 10/01/2023 (Insured by BAM)	25,000	26,806
Clarkston Community Schools,
5.000%, 05/01/2039 (Callable 05/01/2029)
(Insured by Q-SBLF)	500,000	627,071
Detroit Michigan School District,
5.000%, 05/01/2033 (Callable 05/01/2022)
(Insured by Q-SBLF)	1,000,000	1,015,369
Eastern Michigan University,
4.000%, 03/01/2034 (Callable 03/01/2027)
(Insured by BAM)	985,000	1,114,304
Ferris State University,
5.000%, 10/01/2026	865,000	1,032,436
Flushing Community Schools,
4.000%, 05/01/2029 (Callable 05/01/2028)
(Insured by Q-SBLF)	220,000	258,369
Grand Ledge Public Schools,
5.000%, 05/01/2044 (Callable 05/01/2029)
(Insured by Q-SBLF)	250,000	310,470
Great Lakes Water Authority,
5.000%, 07/01/2033 (Callable 07/01/2028)	1,000,000	1,245,075
Lincoln Consolidated School District,
5.000%, 05/01/2042 (Callable 05/01/2028)
(Insured by Q-SBLF)	2,000,000	2,441,243
Michigan Finance Authority:
4.000%, 10/01/2024	650,000	690,630
5.000%, 09/01/2029	400,000	498,579
5.000%, 09/01/2030 (Callable 03/01/2030)	440,000	551,840
5.000%, 07/01/2034 (Callable 07/01/2025)	315,000	359,618
5.000%, 07/01/2036 (Callable 07/01/2024)
(Insured by NATL)	500,000	551,881
5.000%, 07/01/2044 (Callable 07/01/2024)	125,000	132,284
Michigan State Hospital Finance Authority,
4.000%, 11/15/2047 (Callable 11/15/2026)	575,000	651,061
Michigan State Housing
Development Authority:
4.250%, 12/01/2049 (Callable 06/01/2028)	1,545,000	1,704,788
3.500%, 12/01/2050 (Callable 06/01/2029)	1,855,000	2,019,867
Michigan State University,
5.000%, 02/15/2037 (Callable 08/15/2029)	525,000	664,271
Pinckney Community Schools,
5.000%, 05/01/2033 (Callable 05/01/2026)
(Insured by Q-SBLF)	750,000	883,549
Romeo Community School District,
5.000%, 05/01/2029 (Callable 05/01/2026)
(Insured by Q-SBLF)	1,000,000	1,184,154
Roseville Community Schools,
5.000%, 05/01/2026 (Insured by Q-SBLF)	400,000	475,168
Swartz Creek Community Schools,
5.000%, 05/01/2039 (Callable 05/01/2029)
(Insured by Q-SBLF)	815,000	1,014,407
Trenton Public Schools School District:
5.000%, 05/01/2029 (Callable 05/01/2028)
(Insured by Q-SBLF)	135,000	170,143
5.000%, 05/01/2030 (Callable 05/01/2028)
(Insured by Q-SBLF)	300,000	376,879
University of Michigan,
0.370%, 04/01/2033 (SIFMA Municipal
Swap Index + 0.270%)
(Callable 01/31/2022) (Mandatory Tender
Date 04/01/2022)(2)	200,000	200,025
Wayne County Airport Authority:
5.000%, 12/01/2026	185,000	222,754
5.000%, 12/01/2031 (Callable 12/01/2027)	375,000	456,051
Wayne-Westland Community Schools,
4.000%, 11/01/2038 (Callable 05/01/2029)
(Insured by Q-SBLF)	500,000	587,580
Western Michigan University:
5.000%, 11/15/2029 (Callable 05/15/2025)	250,000	283,450
5.000%, 11/15/2030 (Insured by AGM)	100,000	131,263
5.000%, 11/15/2030 (Insured by AGM)	300,000	393,790

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Western Michigan University: (cont.)
5.000%, 11/15/2038 (Callable 05/15/2031)
(Insured by AGM)	$375,000	$487,398
5.000%, 11/15/2039 (Callable 05/15/2031)
(Insured by AGM)	400,000	518,031
5.000%, 11/15/2040 (Callable 05/15/2031)
(Insured by AGM)	420,000	543,005
Total Michigan
(Cost $23,173,493)		23,985,103	1.5%
Minnesota
City of Maple Grove MN:
5.000%, 05/01/2027	200,000	241,625
5.000%, 05/01/2031 (Callable 05/01/2027)	525,000	624,194
City of Minneapolis MN,
5.000%, 11/15/2034 (Callable 11/15/2025)	680,000	780,811
Duluth Economic Development Authority:
5.000%, 06/15/2027	300,000	353,172
5.000%, 06/15/2028	450,000	539,325
4.250%, 02/15/2038 (Callable 02/15/2028)	200,000	230,387
4.250%, 02/15/2043 (Callable 02/15/2028)	200,000	228,707
Forest Lake Independent
School District No. 831,
3.125%, 02/01/2039 (Callable 02/01/2026)
(Insured by SD CRED PROG)	400,000	426,500
Housing & Redevelopment Authority
of The City of St. Paul:
5.000%, 12/01/2029	1,175,000	1,465,698
5.000%, 12/01/2030	300,000	378,685
5.000%, 12/01/2036 (Callable 12/01/2030)	1,600,000	1,973,703
Maple River Independent
School District No. 2135:
4.000%, 02/01/2037 (Callable 02/01/2030)
(Insured by SD CRED PROG)	970,000	1,158,211
4.000%, 02/01/2038 (Callable 02/01/2030)
(Insured by SD CRED PROG)	700,000	834,446
Minnesota Housing Finance Agency:
3.600%, 07/01/2033 (Callable 01/01/2023)
(Insured by GNMA)	520,000	526,098
3.100%, 07/01/2035 (Callable 07/01/2025)
(Insured by GNMA)	1,875,000	1,885,047
4.000%, 01/01/2038 (Callable 01/01/2024)	405,000	428,792
3.800%, 07/01/2038 (Callable 01/01/2023)
(Insured by GNMA)	180,000	182,109
0.490%, 01/01/2045 (SIFMA Municipal
Swap Index + 0.430%)
(Callable 01/01/2023) (Mandatory Tender
Date 07/03/2023)
(Insured by GNMA)(2)	2,955,000	2,959,117
4.000%, 01/01/2047 (Callable 01/01/2026)
(Insured by GNMA)	360,000	382,468
3.000%, 01/01/2051 (Callable 01/01/2030)
(Insured by GNMA)	1,990,000	2,132,243
Plymouth Intermediate District No. 287:
4.000%, 02/01/2027	200,000	229,546
4.000%, 02/01/2028 (Callable 02/01/2027)	350,000	398,227
4.000%, 02/01/2037 (Callable 02/01/2027)	250,000	276,618
Robbinsdale Independent
School District No. 281,
5.000%, 02/01/2030
(Insured by SD CRED PROG)	750,000	969,082
St. Paul Port Authority,
4.000%, 10/01/2041 (Callable 10/01/2027)	400,000	444,408
Zumbro Education District:
4.000%, 02/01/2029	350,000	405,804
4.000%, 02/01/2038 (Callable 02/01/2031)	385,000	447,956
4.000%, 02/01/2041 (Callable 02/01/2031)	400,000	461,903
Total Minnesota
(Cost $20,827,440)		21,364,882	1.4%
Mississippi
Biloxi Public School District,
5.000%, 04/01/2026 (Insured by BAM)	500,000	588,242
City of Gulfport MS:
5.000%, 07/01/2024	485,000	532,415
5.000%, 07/01/2027 (Callable 07/01/2026)	500,000	579,266
City of Ridgeland MS:
3.000%, 10/01/2025	1,000,000	1,060,780
3.000%, 10/01/2026	1,100,000	1,176,886
3.000%, 10/01/2028 (Callable 10/01/2027)	690,000	736,448
3.000%, 10/01/2029 (Callable 10/01/2027)	540,000	571,831
Delta St. University
Educational Building Corp.,
4.000%, 12/01/2034 (Callable 12/01/2026)	125,000	141,394
DeSoto County School District,
3.000%, 04/01/2030 (Callable 04/01/2028)	615,000	680,346
Medical Center Educational Building Corp.,
5.000%, 06/01/2042 (Callable 06/01/2027)	500,000	594,326
Mississippi Business Finance Corp.,
3.200%, 09/01/2028 (Callable 03/13/2024)	2,100,000	2,204,414
Mississippi Development Bank:
5.000%, 03/01/2030 (Callable 03/01/2028)	330,000	405,314
5.000%, 07/01/2030	205,000	262,870
5.000%, 03/01/2031 (Callable 03/01/2028)	175,000	214,862
5.000%, 07/01/2031	125,000	163,423
4.000%, 03/01/2032 (Callable 03/01/2028)	200,000	233,954
4.000%, 07/01/2032 (Callable 07/01/2031)	150,000	182,669
4.000%, 03/01/2033 (Callable 03/01/2028)	300,000	350,428
5.250%, 03/01/2034 (Callable 03/01/2028)	490,000	593,963
4.000%, 07/01/2034 (Callable 07/01/2031)	285,000	345,691
4.000%, 03/01/2036 (Callable 03/01/2028)	300,000	348,830
4.000%, 07/01/2036 (Callable 07/01/2031)	250,000	302,009
4.000%, 07/01/2038 (Callable 07/01/2031)	245,000	294,229
4.000%, 07/01/2039 (Callable 07/01/2031)	390,000	467,380
5.250%, 03/01/2045 (Callable 03/01/2028)	1,275,000	1,520,242
5.000%, 03/01/2048 (Callable 03/01/2029)
(Insured by BAM)	1,000,000	1,233,429
State of Mississippi:
5.000%, 10/15/2028 (Callable 10/15/2025)	1,260,000	1,456,364
5.000%, 10/01/2032
(Pre-refunded to 10/01/2027)	215,000	266,763
5.000%, 10/15/2034 (Callable 10/15/2025)	1,000,000	1,151,887
5.000%, 10/15/2035 (Callable 10/15/2028)	4,000,000	4,950,776
4.000%, 10/01/2041 (Callable 10/01/2028)	3,000,000	3,530,376
University of Southern Mississippi,
5.000%, 09/01/2035 (Callable 09/01/2026)	385,000	454,321
West Rankin Utility Authority:
5.000%, 01/01/2028
(Pre-refunded to 01/01/2025)
(Insured by AGM)	110,000	124,811
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)
(Insured by AGM)	300,000	340,393
5.000%, 01/01/2030
(Pre-refunded to 01/01/2025)
(Insured by AGM)	590,000	669,440

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
West Rankin Utility Authority: (cont.)
5.000%, 01/01/2043
(Pre-refunded to 01/01/2028)
(Insured by AGM)	$1,500,000	$1,862,393
Total Mississippi
(Cost $29,763,093)		30,593,165	1.9%
Missouri
Center School District No. 58:
4.000%, 04/15/2030 (Callable 04/15/2027)	210,000	238,851
4.000%, 04/15/2031 (Callable 04/15/2027)	220,000	249,705
County of Cape Girardeau MO:
5.000%, 06/01/2023	625,000	660,063
5.000%, 06/01/2024	825,000	901,536
5.000%, 06/01/2025	650,000	733,824
Hazelwood School District,
4.000%, 03/01/2031 (Callable 03/01/2028)
(Insured by ST AID)	520,000	613,384
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 02/01/2025 (Callable 02/01/2024)	45,000	48,813
5.000%, 09/01/2025	365,000	413,648
5.000%, 09/01/2026	410,000	476,952
5.000%, 09/01/2027	280,000	333,102
5.000%, 11/15/2027 (Callable 11/15/2025)	585,000	678,961
5.000%, 06/01/2031 (Callable 06/01/2024)	50,000	55,151
5.000%, 02/01/2035 (Callable 02/01/2024)	295,000	315,700
Jackson County Reorganized
School District No. 7,
4.000%, 03/01/2039 (Callable 03/01/2029)	4,490,000	5,307,659
Jackson County School District No. R-IV,
6.000%, 03/01/2038 (Callable 03/01/2029)
(Insured by ST AID)	1,005,000	1,340,958
Jefferson County Consolidated
School District No. 6:
3.000%, 03/01/2034 (Callable 03/01/2028)
(Insured by ST AID)	700,000	766,888
3.000%, 03/01/2039 (Callable 03/01/2028)
(Insured by ST AID)	1,300,000	1,413,096
3.000%, 03/01/2041 (Callable 03/01/2028)
(Insured by ST AID)	1,000,000	1,084,442
Meramec Valley School District No. R-III:
3.000%, 03/01/2037 (Callable 03/01/2028)
(Insured by ST AID)	360,000	390,644
3.000%, 03/01/2038 (Callable 03/01/2028)
(Insured by ST AID)	500,000	541,539
Metropolitan St. Louis Sewer District,
5.000%, 05/01/2037 (Callable 05/01/2030)	2,710,000	3,504,778
Missouri Housing Development Commission,
3.950%, 11/01/2040 (Callable 05/01/2025)
(Insured by GNMA)	205,000	207,301
Missouri Southern State University:
4.000%, 10/01/2033 (Callable 10/01/2029)
(Insured by AGM)	110,000	127,620
4.000%, 10/01/2034 (Callable 10/01/2029)
(Insured by AGM)	115,000	133,179
4.000%, 10/01/2035 (Callable 10/01/2029)
(Insured by AGM)	125,000	144,569
4.000%, 10/01/2036 (Callable 10/01/2029)
(Insured by AGM)	110,000	127,018
4.000%, 10/01/2038 (Callable 10/01/2029)
(Insured by AGM)	140,000	161,083
4.000%, 10/01/2039 (Callable 10/01/2029)
(Insured by AGM)	110,000	126,342
Moberly School District No. 81,
3.000%, 03/01/2039 (Callable 09/01/2028)
(Insured by ST AID)	1,900,000	2,049,269
Move Rolla Transportation
Development District,
3.750%, 06/01/2029 (Callable 06/01/2026)	170,000	178,208
Normandy Schools Collaborative:
3.000%, 03/01/2036 (Callable 03/01/2028)
(Insured by ST AID)	1,525,000	1,655,706
3.000%, 03/01/2037 (Callable 03/01/2028)
(Insured by ST AID)	1,325,000	1,433,733
Public Water Supply District No. 1,
4.000%, 07/01/2029 (Callable 07/01/2026)	170,000	192,242
St. Charles County Francis
Howell R-III School District,
4.000%, 03/01/2031 (Callable 03/01/2028)	2,425,000	2,844,658
St. Louis Land Clearance for
Redevelopment Authority,
3.875%, 10/01/2035 (Callable 10/01/2029)	365,000	362,138
Total Missouri
(Cost $29,374,391)		29,812,760	1.9%
Montana
City of Forsyth MT,
3.900%, 03/01/2031
(Callable 03/01/2023)(1)	7,300,000	7,547,683
Montana Board of Housing:
3.600%, 12/01/2030 (Callable 06/01/2022)	300,000	302,536
3.750%, 12/01/2038 (Callable 12/01/2027)
(Insured by FHA)	350,000	380,935
Montana Facility Finance Authority:
4.000%, 07/01/2024	150,000	160,255
5.000%, 06/01/2033 (Callable 06/01/2028)	310,000	380,542
5.000%, 06/01/2035 (Callable 06/01/2028)	225,000	275,455
Yellowstone County School District No. 8,
5.000%, 07/01/2027	225,000	273,506
Total Montana
(Cost $9,219,476)		9,320,912	0.6%
Nebraska
Central Plains Energy Project:
5.000%, 09/01/2027 (Callable 09/01/2022)	340,000	350,438
5.000%, 09/01/2042 (Callable 09/01/2022)	585,000	602,960
5.000%, 03/01/2050 (Callable 10/01/2023)
(Mandatory Tender Date 01/01/2024)(1)	560,000	603,417
Colfax County School District No. 123,
4.000%, 12/15/2030
(Pre-refunded to 05/22/2024)	225,000	244,012
County of Douglas NE:
0.630%, 07/01/2035 (SIFMA Municipal
Swap Index + 0.530%) (Mandatory Tender
Date 09/01/2026)(2)	5,000,000	5,018,293
5.000%, 07/01/2036 (Callable 07/01/2027)	200,000	241,032
Douglas County Hospital Authority No. 2:
5.000%, 05/15/2030 (Callable 05/15/2026)	90,000	106,064
0.560%, 05/15/2033 (SIFMA Municipal
Swap Index + 0.500%)
(Callable 01/21/2022) (Mandatory Tender
Date 08/01/2023)(2)(3)	4,000,000	4,000,345
Nebraska Investment Finance Authority:
3.500%, 09/01/2036 (Callable 03/01/2025)	275,000	286,051
3.500%, 09/01/2046 (Callable 03/01/2025)	85,000	89,336
Papio-Missouri River Natural Resources District:
3.000%, 12/01/2031 (Callable 10/12/2026)	540,000	583,392
3.000%, 12/01/2032 (Callable 10/12/2026)	385,000	414,489

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of Boys Town NE,
3.000%, 09/01/2028	$2,125,000	$2,367,131
Total Nebraska
(Cost $14,652,921)		14,906,960	0.9%
Nevada
City of Carson City NV,
5.000%, 09/01/2033 (Callable 09/01/2027)	250,000	297,679
City of Las Vegas NV Special
Improvement District No. 815,
3.000%, 12/01/2022	100,000	101,840
City of Reno NV,
4.000%, 06/01/2043 (Callable 06/01/2027)
(Insured by AGM)	1,845,000	2,063,061
City of Yerington NV,
1.625%, 11/01/2023 (Callable 11/01/2022)	2,000,000	2,016,611
Clark County School District,
5.000%, 06/15/2032 (Callable 06/15/2027)
(Insured by BAM)	450,000	544,786
Las Vegas Redevelopment Agency,
3.000%, 06/15/2032 (Callable 06/15/2026)	1,000,000	1,055,655
Las Vegas Valley Water District,
5.000%, 06/01/2046 (Callable 06/01/2026)	3,320,000	3,887,890
Nevada Housing Division:
4.000%, 04/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	1,865,000	2,038,884
4.000%, 10/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	380,000	415,784
State of Nevada,
5.000%, 06/01/2033 (Callable 12/01/2023)	300,000	324,624
Washoe County School District,
5.000%, 05/01/2030 (Callable 05/01/2027)	525,000	635,989
Total Nevada
(Cost $13,183,792)		13,382,803	0.9%
New Hampshire
New Hampshire Business Finance Authority,
3.000%, 08/15/2051 (Callable 08/15/2031)
(Insured by AGM)	7,000,000	7,334,316
New Hampshire Health and
Education Facilities Authority:
3.150%, 04/01/2022
(Callable 01/31/2022)(3)	4,875,000	4,884,778
5.000%, 10/01/2032 (Callable 10/01/2027)	275,000	332,924
Total New Hampshire
(Cost $12,508,824)		12,552,018	0.8%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2027 (Insured by BAM)(3)	3,293,000	3,645,964
Camden County Improvement Authority,
4.000%, 01/15/2038 (Callable 01/15/2029)
(County Guaranteed)	1,795,000	2,102,665
City of Somers Point NJ,
4.000%, 10/01/2028 (Callable 10/01/2026)	1,100,000	1,262,794
City of Trenton NJ,
4.000%, 07/15/2023 (Insured by AGM)	400,000	421,206
City of Union City NJ,
5.000%, 11/01/2023 (Insured by ST AID)	640,000	689,522
Gloucester County Improvement Authority,
0.600%, 03/01/2024 (Callable 03/01/2022)	2,325,000	2,325,149
New Jersey Economic Development Authority:
4.000%, 06/15/2022	775,000	787,898
5.000%, 06/15/2023 (Insured by BAM)	295,000	315,150
5.000%, 03/01/2024 (Callable 03/01/2023)	150,000	157,839
4.000%, 11/01/2027	1,100,000	1,282,031
3.125%, 07/01/2029 (Callable 07/01/2027)	90,000	91,129
New Jersey Health Care Facilities
Financing Authority:
4.000%, 07/01/2026
(Pre-refunded to 07/01/2022)	1,000,000	1,018,691
5.000%, 07/01/2026 (Callable 07/01/2025)
(Insured by AGM)	150,000	172,661
New Jersey Higher Education
Student Assistance Authority,
2.375%, 12/01/2029 (Callable 06/01/2028)	700,000	714,347
New Jersey Housing &
Mortgage Finance Agency:
4.500%, 10/01/2048 (Callable 10/01/2027)	1,135,000	1,262,070
4.750%, 10/01/2050 (Callable 04/01/2028)	390,000	435,749
3.500%, 04/01/2051 (Callable 04/01/2029)	3,790,000	4,143,964
New Jersey Transportation
Trust Fund Authority:
0.000%, 12/15/2024 (Insured by BHAC)	605,000	592,924
0.000%, 12/15/2028 (Insured by BHAC)	240,000	218,688
5.000%, 06/15/2029 (Callable 06/15/2026)	1,465,000	1,717,985
4.000%, 12/15/2037 (Callable 12/15/2028)
(Insured by BAM)	500,000	578,671
5.000%, 06/15/2042 (Callable 06/15/2022)	225,000	229,804
5.000%, 06/15/2044 (Callable 06/15/2023)	145,000	153,526
New Jersey Turnpike Authority:
5.000%, 01/01/2029 (Callable 01/01/2028)	50,000	61,940
0.821%, 01/01/2030
(1 Month LIBOR USD + 0.750%)
(Callable 07/01/2022) (Mandatory Tender
Date 01/01/2023)(2)	890,000	891,590
Newark Housing Authority,
5.000%, 01/01/2032 (Insured by NATL)	525,000	623,136
Passaic Valley Sewerage Commission,
5.750%, 12/01/2022	550,000	576,833
South Jersey Transportation Authority,
5.000%, 11/01/2041 (Callable 11/01/2030)
(Insured by BAM)	1,350,000	1,709,003
State of New Jersey,
5.000%, 06/01/2025	4,000,000	4,585,056
Tender Option Bond Trust,
0.130%, 06/15/2050 (1)	5,000,000	5,000,000
Total New Jersey
(Cost $36,943,506)		37,767,985	2.4%
New Mexico
Albuquerque Bernalillo County
Water Utility Authority,
4.000%, 07/01/2046 (Callable 07/01/2029)	1,785,000	2,089,219
New Mexico Hospital
Equipment Loan Council,
4.750%, 07/01/2022	140,000	143,034
New Mexico Institute of Mining & Technology:
4.000%, 12/01/2028 (Insured by AGM)	300,000	352,506
4.000%, 12/01/2029 (Insured by AGM)	335,000	389,779
New Mexico Mortgage Finance Authority,
3.500%, 09/01/2041 (Callable 03/01/2026)	595,000	619,138
New Mexico State University,
4.000%, 04/01/2035 (Callable 04/01/2027)	520,000	589,667
Village of Los Ranchos de Albuquerque NM:
4.000%, 09/01/2023	100,000	105,170
4.000%, 09/01/2024	100,000	107,985

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of Los Ranchos de
Albuquerque NM: (cont.)
4.000%, 09/01/2025	$150,000	$165,838
5.000%, 09/01/2026	150,000	176,050
5.000%, 09/01/2029	225,000	281,741
5.000%, 09/01/2030	225,000	286,910
Total New Mexico
(Cost $5,185,659)		5,307,037	0.3%
New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	755,000	728,663
Amherst Development Corp.,
5.000%, 10/01/2032 (Callable 10/01/2027)
(Insured by AGM)	240,000	291,003
BluePath TE Trust,
2.750%, 09/01/2026 (Callable 01/31/2022)(3)	678,969	685,250
City of New York NY:
5.250%, 07/01/2029 (Callable 07/01/2023)	250,000	267,925
5.000%, 04/01/2040 (Callable 04/01/2028)	380,000	465,637
0.150%, 04/01/2042 (Callable 01/03/2022)
(Optional Put Date 01/07/2022) (1)	7,000,000	7,000,000
0.160%, 04/01/2042
(Optional Put Date 01/03/2022) (1)	13,000,000	13,000,000
5.000%, 03/01/2044 (Callable 03/01/2028)	350,000	426,156
5.000%, 12/01/2044 (Callable 12/01/2028)	1,655,000	2,057,033
County of Suffolk NY,
5.000%, 05/01/2022	990,000	1,003,703
Dutchess County Local Development Corp.:
5.000%, 07/01/2027 (Callable 07/01/2026)	100,000	118,200
4.125%, 01/01/2049 (Callable 01/01/2023)	105,000	108,049
Geneva Development Corp.,
5.000%, 09/01/2029
(Pre-refunded to 09/01/2023)	185,000	199,419
Huntington Local Development Corp.,
4.000%, 07/01/2027	2,450,000	2,576,999
Long Island Power Authority:
4.000%, 09/01/2034 (Callable 09/01/2028)	325,000	381,462
3.000%, 09/01/2040 (Callable 09/01/2031)	1,000,000	1,085,876
Metropolitan Transportation Authority:
4.000%, 02/01/2022	800,000	802,281
5.000%, 05/15/2022	330,000	335,742
5.000%, 09/01/2022	1,750,000	1,804,391
0.618%, 11/01/2030
(1 Month LIBOR USD + 0.550%)
(Mandatory Tender Date 11/01/2022)(2)	3,145,000	3,153,650
New York City Housing Development Corp.,
0.700%, 11/01/2060 (Callable 05/01/2023)
(Mandatory Tender Date 05/01/2025)
(Insured by FHA)(1)	2,500,000	2,502,811
New York City Industrial
Development Agency:
5.000%, 03/01/2029 (Insured by AGM)	250,000	315,836
0.000%, 03/01/2030 (Insured by AGC)	150,000	130,331
5.000%, 03/01/2030 (Insured by AGM)	250,000	322,039
New York City Transitional Finance Authority:
5.000%, 08/01/2031 (Callable 08/01/2028)	50,000	62,714
5.000%, 08/01/2034 (Callable 08/01/2026)	650,000	772,396
5.000%, 11/01/2035 (Callable 05/01/2029)	715,000	905,327
5.000%, 08/01/2038 (Callable 08/01/2028)	1,295,000	1,610,883
4.000%, 11/01/2038 (Callable 05/01/2031)	1,055,000	1,271,605
4.000%, 05/01/2039 (Callable 11/01/2030)	1,000,000	1,193,612
5.000%, 08/01/2039 (Callable 08/01/2024)	105,000	116,691
5.000%, 05/01/2042 (Callable 05/01/2027)	1,750,000	2,101,129
New York City Water & Sewer System:
5.000%, 06/15/2036 (Callable 06/15/2024)	1,000,000	1,107,426
5.000%, 06/15/2036 (Callable 06/15/2024)	1,000,000	1,107,426
4.000%, 06/15/2042 (Callable 12/15/2029)	2,500,000	2,972,978
New York Liberty Development Corp.,
0.260%, 10/01/2035
(Optional Put Date 01/07/2022)(1)(3)	1,000,000	1,000,000
New York State Dormitory Authority:
5.000%, 10/01/2038 (Callable 04/01/2028)	1,850,000	2,299,338
5.000%, 03/15/2041 (Callable 03/15/2029)	3,000,000	3,756,378
5.000%, 03/15/2043 (Callable 03/15/2029)	3,275,000	4,086,333
5.000%, 03/15/2044 (Callable 03/15/2024)	2,800,000	3,054,199
5.000%, 03/15/2045 (Callable 09/15/2028)	1,000,000	1,223,439
New York State Housing Finance Agency:
1.600%, 11/01/2024 (Callable 01/21/2022)	2,000,000	2,010,476
1.100%, 11/01/2061 (Callable 06/01/2024)
(Mandatory Tender Date 05/01/2027)
(Insured by SONYMA)(1)	1,825,000	1,825,042
New York State Thruway Authority,
4.000%, 01/01/2045 (Callable 01/01/2030)	1,250,000	1,442,512
New York State Urban Development Corp.,
4.000%, 03/15/2043 (Callable 09/15/2029)	560,000	658,602
New York Transportation Development Corp.,
5.000%, 12/01/2033 (Callable 12/01/2030)	1,000,000	1,276,498
Onondaga Civic Development Corp.:
3.375%, 10/01/2026 (Callable 10/01/2025)	50,000	51,861
5.000%, 10/01/2040 (Callable 10/01/2025)	95,000	100,842
Port Authority of New York & New Jersey,
5.000%, 09/01/2031 (Callable 09/01/2024)	805,000	900,522
St. Lawrence County Industrial
Development Agency,
5.000%, 07/01/2034 (Callable 07/01/2026)	345,000	403,055
State of New York Mortgage Agency:
3.500%, 10/01/2043 (Callable 04/01/2023)	120,000	124,173
3.250%, 10/01/2051 (Callable 10/01/2030)
(Insured by SONYMA)	3,500,000	3,851,296
Town of Oyster Bay NY,
3.000%, 02/01/2022	1,775,000	1,778,613
Triborough Bridge & Tunnel Authority,
4.000%, 05/15/2046 (Callable 05/15/2031)	500,000	592,079
Utility Debt Securitization Authority,
5.000%, 12/15/2033 (Callable 12/15/2025)	1,175,000	1,377,313
Westchester County Local
Development Corp.,
2.875%, 07/01/2026(3)	2,400,000	2,413,520
Total New York
(Cost $85,858,371)		87,210,734	5.5%
North Carolina
City of Monroe NC,
5.000%, 03/01/2043 (Callable 03/01/2027)	305,000	365,793
County of Wake NC,
5.000%, 03/01/2030	1,630,000	2,139,509
North Carolina Capital Facilities
Finance Agency,
5.000%, 06/01/2022 (Insured by AGC)	150,000	152,735
North Carolina Housing Finance Agency,
4.000%, 07/01/2047 (Callable 01/01/2027)	415,000	446,881
North Carolina Medical Care Commission,
5.000%, 01/01/2049 (Callable 01/01/2026)	1,000,000	1,122,398
North Carolina Turnpike Authority:
5.000%, 01/01/2028	250,000	304,521
4.000%, 01/01/2041 (Callable 01/01/2029)
(Insured by AGM)	1,105,000	1,273,719
Total North Carolina
(Cost $5,652,699)		5,805,556	0.4%
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Dakota
City of Horace ND:
0.650%, 08/01/2023 (Callable 08/01/2022)	$1,000,000	$1,000,096
3.000%, 05/01/2029 (Callable 05/01/2027)	430,000	460,276
3.000%, 05/01/2030 (Callable 05/01/2027)	425,000	452,958
3.000%, 05/01/2031 (Callable 05/01/2027)	380,000	402,768
3.000%, 05/01/2037 (Callable 05/01/2026)	2,495,000	2,570,059
City of Mandan ND,
2.750%, 09/01/2041 (Callable 01/31/2022)	370,000	370,118
City of Williston ND:
4.250%, 07/15/2025 (Callable 07/15/2022)	1,750,000	1,781,739
5.000%, 05/01/2028 (Callable 05/01/2023)	480,000	506,104
County of Burleigh ND:
2.750%, 02/01/2022 (Callable 01/21/2022)	5,500,000	5,501,777
4.000%, 11/01/2029
(Pre-refunded to 11/01/2022)
(Insured by AGM)	850,000	876,474
County of McKenzie ND:
5.000%, 08/01/2022	645,000	659,823
5.000%, 08/01/2023	1,225,000	1,299,521
4.000%, 08/01/2026 (Callable 08/01/2023)	250,000	259,491
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/18/2022)	815,000	815,366
Nesson Public School District No. 2,
4.000%, 08/01/2031 (Callable 08/01/2027)
(Insured by SD CRED PROG)	525,000	610,346
North Dakota Housing Finance Agency:
3.000%, 07/01/2034 (Callable 07/01/2028)	90,000	96,044
3.500%, 07/01/2046 (Callable 01/01/2026)	270,000	287,091
4.000%, 01/01/2050 (Callable 07/01/2028)	910,000	1,015,669
State Board of Higher Education
of the State of North Dakota:
5.000%, 04/01/2027 (Insured by AGM)	205,000	248,426
5.000%, 04/01/2028 (Insured by AGM)	100,000	124,276
4.000%, 04/01/2037 (Callable 04/01/2029)
(Insured by AGM)	400,000	468,810
University of North Dakota:
4.000%, 06/01/2046 (Callable 06/01/2030)
(Insured by AGM)	1,300,000	1,505,857
4.000%, 06/01/2051 (Callable 06/01/2030)
(Insured by AGM)	2,250,000	2,594,861
Williston Parks & Recreation District,
4.500%, 03/01/2025 (Callable 01/18/2022)	1,700,000	1,700,166
Total North Dakota
(Cost $25,343,768)		25,608,116	1.6%
Ohio
Akron Bath Copley Joint
Township Hospital District:
5.000%, 11/15/2032 (Callable 05/15/2022)	2,435,000	2,474,965
5.000%, 11/15/2032 (Callable 11/15/2030)	700,000	897,508
4.000%, 11/15/2033 (Callable 11/15/2030)	400,000	471,123
City of Akron OH:
4.000%, 12/01/2031 (Callable 12/01/2029)	1,665,000	1,974,995
4.000%, 12/01/2032 (Callable 12/01/2029)	1,955,000	2,298,930
4.000%, 12/01/2033 (Callable 12/01/2026)	125,000	142,295
4.000%, 12/01/2033 (Callable 12/01/2029)	1,950,000	2,289,633
City of Columbus OH,
3.000%, 08/15/2031 (Callable 08/15/2025)	960,000	1,030,214
City of Middleburg Heights OH,
5.000%, 08/01/2033 (Callable 08/01/2031)	645,000	836,146
City of Troy OH,
3.000%, 12/01/2041 (Callable 06/01/2025)	355,000	372,064
Cleveland-Cuyahoga County Port Authority:
5.000%, 07/01/2034 (Callable 07/01/2031)	400,000	516,645
5.000%, 07/01/2036 (Callable 07/01/2031)	600,000	771,917
4.000%, 07/01/2038 (Callable 07/01/2031)	500,000	595,639
4.000%, 12/01/2055
(Callable 12/01/2029)(3)	500,000	525,599
Columbus Metropolitan Housing Authority,
1.000%, 11/01/2024 (Callable 09/01/2023)	600,000	600,838
Columbus-Franklin County Finance Authority:
2.000%, 11/15/2031	750,000	756,612
3.820%, 11/15/2036 (Callable 01/31/2022)	440,000	440,567
4.000%, 11/15/2038 (Callable 05/15/2022)	330,000	333,233
County of Lorain OH:
4.000%, 12/01/2028 (Callable 12/01/2023)	180,000	191,438
5.000%, 12/01/2031 (Callable 12/01/2023)	480,000	520,836
3.000%, 12/01/2036 (Callable 12/01/2025)	400,000	424,007
4.000%, 12/01/2040 (Callable 12/01/2025)	245,000	272,534
County of Medina OH:
4.000%, 12/01/2028 (Callable 06/01/2026)	90,000	102,485
3.000%, 12/01/2033 (Callable 06/01/2026)	590,000	630,226
3.000%, 12/01/2037 (Callable 06/01/2026)	545,000	579,852
4.000%, 12/01/2046 (Callable 06/01/2026)	500,000	556,706
County of Montgomery OH:
4.000%, 08/01/2037 (Callable 02/01/2031)	400,000	475,382
5.000%, 08/01/2039 (Callable 02/01/2031)	825,000	1,059,053
Cuyahoga Falls City School District,
4.000%, 12/01/2051 (Callable 06/01/2028)
(Insured by BAM)	250,000	286,740
Euclid City School District,
4.000%, 12/01/2037 (Callable 06/01/2027)
(Insured by BAM)	160,000	182,531
Franklin County Convention
Facilities Authority,
5.000%, 12/01/2032 (Callable 12/01/2029)	500,000	630,990
Hopewell-Loudon Local School District,
4.000%, 11/01/2036 (Callable 11/01/2026)
(Insured by AGM)	1,055,000	1,195,407
Little Miami Local School District,
5.000%, 11/01/2036 (Callable 11/01/2025)
(Insured by SD CRED PROG)	1,845,000	2,128,916
North Royalton City School District,
4.000%, 12/01/2041 (Callable 06/01/2025)	1,500,000	1,647,575
Northeast Ohio Medical University:
5.000%, 12/01/2028	100,000	122,159
4.000%, 12/01/2035 (Callable 12/01/2030)	300,000	347,272
Ohio Air Quality Development Authority,
2.400%, 12/01/2038 (Callable 10/01/2024)
(Mandatory Tender Date 10/01/2029)(1)	500,000	524,312
Ohio Higher Educational Facility Commission:
5.000%, 03/01/2025	655,000	717,068
5.000%, 05/01/2026	200,000	234,867
5.000%, 05/01/2027 (Callable 05/01/2026)	610,000	714,463
5.000%, 05/01/2028 (Callable 05/01/2026)	475,000	554,580
Ohio Housing Finance Agency:
3.200%, 09/01/2036 (Callable 09/01/2025)
(Insured by GNMA)	680,000	709,963
4.000%, 03/01/2047 (Callable 09/01/2025)
(Insured by GNMA)	160,000	170,145
Ohio Turnpike & Infrastructure Commission:
0.000%, 02/15/2034
(Callable 02/15/2031)(7)	2,045,000	2,573,598
0.000%, 02/15/2036
(Callable 02/15/2031)(7)	390,000	491,314

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Port of Greater Cincinnati
Development Authority:
3.000%, 05/01/2023
(Callable 05/01/2022)	$5,225,000	$5,245,740
5.000%, 04/01/2028	230,000	283,016
5.000%, 04/01/2030	230,000	293,899
State of Ohio:
5.000%, 11/15/2028 (Callable 05/15/2023)	225,000	238,911
5.000%, 11/15/2035 (Callable 11/15/2030)	605,000	754,837
4.000%, 11/15/2036 (Callable 11/15/2030)	635,000	731,225
4.000%, 01/15/2044 (Callable 01/15/2025)	715,000	770,844
Streetsboro City School District,
4.500%, 12/01/2044 (Callable 12/01/2026)	725,000	850,023
Tender Option Bond Trust,
0.230%, 12/15/2040 (Callable 06/15/2031)
(Optional Put Date 01/07/2022)(1)(3)	1,560,000	1,560,000
Township of Miami OH,
3.000%, 12/01/2033 (Callable 12/01/2029)	230,000	255,642
Triway Local School District:
4.000%, 12/01/2041 (Callable 12/01/2028)
(Insured by BAM)	2,395,000	2,756,547
4.000%, 12/01/2042 (Callable 12/01/2028)
(Insured by BAM)	1,460,000	1,677,070
Warren City School District:
4.000%, 12/01/2030 (Callable 12/01/2026)
(Insured by SD CRED PROG)	1,215,000	1,393,136
4.000%, 12/01/2031 (Callable 12/01/2026)
(Insured by SD CRED PROG)	695,000	795,100
4.000%, 12/01/2036 (Callable 12/01/2026)
(Insured by SD CRED PROG)	460,000	519,648
Warren County Port Authority,
4.000%, 12/01/2053 (Callable 12/01/2031)	1,070,000	1,120,840
Warrensville Heights City School District:
4.000%, 11/01/2035 (Callable 11/01/2024)
(Insured by BAM)	200,000	215,016
4.000%, 11/01/2037 (Callable 11/01/2024)
(Insured by BAM)	500,000	537,829
Total Ohio
(Cost $53,865,819)		55,372,665	3.5%
Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028 (Callable 10/01/2026)	190,000	194,778
Oklahoma Development Finance Authority:
2.600%, 03/01/2024	425,000	428,880
0.180%, 08/15/2031 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	4,700,000	4,700,000
0.210%, 08/15/2031 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	4,635,000	4,635,000
Oklahoma Housing Finance Agency,
3.000%, 09/01/2039 (Callable 03/01/2028)
(Insured by GNMA)	180,000	186,641
Oklahoma Turnpike Authority,
4.000%, 01/01/2038 (Callable 01/01/2027)	600,000	686,839
Total Oklahoma
(Cost $10,823,938)		10,832,138	0.7%
Oregon
Clackamas Community College District,
5.000%, 06/15/2040
(Callable 06/15/2027)(7)	475,000	572,214
Clackamas County School District No. 12,
5.000%, 06/15/2037 (Callable 06/15/2027)
(Insured by SCH BD GTY)	75,000	90,665
Clatsop County School District No. 1-C,
0.000%, 06/15/2041 (Callable 06/15/2029)
(Insured by SCH BD GTY)	785,000	401,758
Clatsop County School District No. 30,
0.000%, 06/15/2038 (Callable 06/15/2029)
(Insured by SCH BD GTY)	425,000	248,213
Multnomah & Clackamas Counties
School District No. 10JT,
0.000%, 06/15/2031 (Callable 06/15/2029)
(Insured by SCH BD GTY)	110,000	91,556
Oregon City School District No. 62,
5.000%, 06/15/2043 (Callable 06/15/2028)
(Insured by SCH BD GTY)	1,000,000	1,234,866
Oregon State Facilities Authority:
5.000%, 10/01/2024	200,000	223,556
5.000%, 10/01/2026	100,000	119,151
5.000%, 10/01/2027	150,000	183,183
Port of Morrow OR,
0.070%, 02/01/2027(1)	1,360,000	1,360,000
Salem Hospital Facility Authority:
5.000%, 05/15/2033 (Callable 05/15/2026)	105,000	120,549
5.000%, 05/15/2035 (Callable 05/15/2026)	500,000	581,091
Tri-County Metropolitan
Transportation District of Oregon,
4.000%, 10/01/2033 (Callable 04/01/2028)	300,000	348,483
Umatilla County School District No. 6R:
0.000%, 06/15/2028 (Callable 06/15/2027)
(Insured by SCH BD GTY)(7)	100,000	113,279
0.000%, 06/15/2030 (Callable 06/15/2027)
(Insured by SCH BD GTY)(7)	100,000	112,417
0.000%, 06/15/2033 (Callable 06/15/2027)
(Insured by SCH BD GTY)(7)	200,000	223,476
0.000%, 06/15/2035 (Callable 06/15/2027)
(Insured by SCH BD GTY)(7)	540,000	601,912
Washington & Clackamas Counties
School District No. 23J,
5.000%, 06/15/2040 (Callable 06/15/2029)
(Insured by SCH BD GTY)	500,000	632,251
Total Oregon
(Cost $6,926,244)		7,258,620	0.5%
Pennsylvania
Aliquippa Municipal Water Authority,
4.000%, 11/15/2046 (Callable 11/15/2029)
(Insured by BAM)	400,000	467,161
Bloomsburg PA Area School District,
4.000%, 09/01/2030 (Callable 03/01/2024)
(Insured by BAM)	250,000	268,501
Central Bradford Progress Authority,
0.220%, 12/01/2041 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	6,060,000	6,060,000
Chester County Industrial
Development Authority,
5.000%, 08/01/2045 (Callable 08/01/2023)	750,000	770,903
City of Erie Higher Education
Building Authority:
5.000%, 05/01/2031	175,000	224,181
4.000%, 05/01/2036 (Callable 05/01/2031)	200,000	233,207
4.000%, 05/01/2041 (Callable 05/01/2031)	460,000	530,855
5.000%, 05/01/2047 (Callable 05/01/2031)	475,000	588,260
City of Oil City PA:
4.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by AGM)	175,000	207,803
4.000%, 12/01/2032 (Callable 12/01/2029)
(Insured by AGM)	180,000	212,737

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Oil City PA: (cont.)
4.000%, 12/01/2033 (Callable 12/01/2029)
(Insured by AGM)	$190,000	$223,906
4.000%, 12/01/2034 (Callable 12/01/2029)
(Insured by AGM)	190,000	224,712
4.000%, 12/01/2035 (Callable 12/01/2029)
(Insured by AGM)	275,000	324,847
4.000%, 12/01/2036 (Callable 12/01/2029)
(Insured by AGM)	850,000	1,001,251
4.000%, 12/01/2038 (Callable 12/01/2029)
(Insured by AGM)	320,000	375,049
4.000%, 12/01/2039 (Callable 12/01/2029)
(Insured by AGM)	320,000	374,376
4.000%, 12/01/2040 (Callable 12/01/2029)
(Insured by AGM)	270,000	315,402
4.000%, 12/01/2041 (Callable 12/01/2029)
(Insured by AGM)	270,000	314,757
4.000%, 12/01/2042 (Callable 12/01/2029)
(Insured by AGM)	200,000	232,793
4.000%, 12/01/2043 (Callable 12/01/2029)
(Insured by AGM)	185,000	214,978
Commonwealth Financing Authority:
5.000%, 06/01/2022	750,000	764,552
4.000%, 06/01/2039 (Callable 06/01/2028)
(Insured by AGM)	1,670,000	1,907,176
Conestoga Valley School District:
4.000%, 02/01/2040 (Callable 08/01/2029)	470,000	556,539
4.000%, 02/01/2040 (Callable 08/01/2029)
(Insured by ST AID)	310,000	365,130
4.000%, 02/01/2041 (Callable 08/01/2029)
(Insured by ST AID)	410,000	481,640
4.000%, 02/01/2043 (Callable 08/01/2029)
(Insured by ST AID)	500,000	591,033
4.000%, 02/01/2044 (Callable 08/01/2029)	500,000	589,170
County of Mercer PA,
4.000%, 10/01/2046 (Callable 10/01/2029)
(Insured by BAM)	440,000	516,634
Dauphin County General Authority,
5.000%, 06/01/2029 (Callable 06/01/2026)	690,000	817,457
Delaware County Authority:
5.000%, 10/01/2023	240,000	256,472
5.000%, 10/01/2035 (Callable 04/01/2027)	485,000	582,932
Delaware Valley Regional Finance Authority:
0.948%, 09/01/2048
(1 Month LIBOR USD + 0.880%)
(Callable 09/01/2024) (Mandatory Tender
Date 09/01/2025)(2)	1,000,000	1,007,092
0.170%, 11/01/2055 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	10,900,000	10,900,000
East Hempfield Township Industrial
Development Authority:
5.000%, 12/01/2025	225,000	261,413
5.000%, 07/01/2030
(Pre-refunded to 07/01/2023)	700,000	748,462
Eastern Lebanon County School District:
4.000%, 05/15/2035 (Callable 11/15/2026)
(Insured by ST AID)	240,000	274,759
4.000%, 05/15/2036 (Callable 11/15/2026)
(Insured by ST AID)	230,000	263,196
4.000%, 05/15/2037 (Callable 11/15/2026)
(Insured by ST AID)	250,000	285,832
4.000%, 05/15/2038 (Callable 11/15/2026)
(Insured by ST AID)	250,000	285,788
4.000%, 05/15/2039 (Callable 11/15/2026)
(Insured by ST AID)	250,000	285,583
4.000%, 05/15/2040 (Callable 11/15/2026)
(Insured by ST AID)	400,000	456,075
4.000%, 05/15/2041 (Callable 11/15/2026)
(Insured by ST AID)	350,000	398,001
Hamburg Area School District:
3.000%, 04/01/2034 (Callable 10/01/2026)
(Insured by ST AID)	1,000,000	1,089,060
3.000%, 04/01/2036 (Callable 10/01/2026)
(Insured by ST AID)	1,400,000	1,514,734
Lancaster County Hospital Authority:
0.100%, 05/15/2030 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	400,000	400,000
5.000%, 11/01/2037 (Callable 11/01/2029)	600,000	752,205
5.000%, 11/01/2038 (Callable 11/01/2029)	1,000,000	1,251,717
5.000%, 11/01/2039 (Callable 11/01/2029)	1,000,000	1,249,541
5.000%, 11/01/2040 (Callable 11/01/2029)	1,000,000	1,247,712
Lancaster Higher Education Authority:
4.000%, 10/01/2030 (Callable 10/01/2028)
(Insured by BAM)	1,225,000	1,429,028
4.000%, 10/01/2031 (Callable 10/01/2028)
(Insured by BAM)	1,000,000	1,162,340
Latrobe Industrial Development Authority:
5.000%, 03/01/2031	175,000	211,772
5.000%, 03/01/2032 (Callable 03/01/2031)	265,000	319,462
5.000%, 03/01/2033 (Callable 03/01/2031)	290,000	348,918
5.000%, 03/01/2034 (Callable 03/01/2031)	300,000	360,330
Lycoming County Authority,
4.000%, 11/01/2043 (Mandatory Tender
Date 05/01/2024)(1)	525,000	555,584
Mid Valley School District:
4.000%, 03/15/2033 (Callable 03/15/2025)
(Insured by BAM)	140,000	154,842
4.000%, 03/15/2034 (Callable 03/15/2025)
(Insured by BAM)	650,000	719,498
4.000%, 03/15/2035 (Callable 03/15/2025)
(Insured by BAM)	835,000	924,672
Montgomery County Higher
Education & Health Authority:
1.125%, 05/01/2036 (Mandatory Tender
Date 05/01/2023)(7)	700,000	700,021
4.000%, 05/01/2036 (Mandatory Tender
Date 05/01/2022)(1)	595,000	600,701
Montgomery County Industrial
Development Authority,
5.000%, 11/15/2036 (Callable 11/15/2026)	600,000	701,827
Old Forge School District:
4.000%, 05/01/2041 (Callable 05/01/2027)
(Insured by BAM)(6)	500,000	558,524
4.000%, 05/01/2045 (Callable 05/01/2027)
(Insured by BAM)(6)	530,000	587,610
Panther Valley School District:
4.000%, 10/15/2031 (Callable 10/15/2028)
(Insured by BAM)	730,000	849,581
4.000%, 10/15/2032 (Callable 10/15/2028)
(Insured by BAM)	350,000	406,593
4.000%, 10/15/2033 (Callable 10/15/2028)
(Insured by BAM)	235,000	272,625
Pennsylvania Economic Development
Financing Authority,
4.000%, 11/15/2034 (Callable 11/15/2027)	1,000,000	1,150,346

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania Higher Educational
Facilities Authority,
5.000%, 07/01/2035 (Callable 07/01/2026)	$300,000	$332,216
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046 (Callable 10/01/2025)	260,000	271,632
4.000%, 10/01/2049 (Callable 10/01/2028)	1,645,000	1,753,538
3.000%, 10/01/2051 (Callable 04/01/2031)	3,455,000	3,755,380
Pennsylvania Turnpike Commission:
5.000%, 06/01/2030 (Callable 12/01/2025)	280,000	325,181
6.000%, 12/01/2030 (Callable 12/01/2027)
(Insured by BAM)(7)	205,000	262,931
4.600%, 12/01/2037 (Callable 12/01/2026)
(Insured by AGM)(7)	155,000	178,245
4.750%, 12/01/2037
(Callable 12/01/2026)(7)	600,000	695,467
5.000%, 12/01/2038
(Callable 12/01/2028)(7)	755,000	935,681
6.375%, 12/01/2038
(Callable 12/01/2027)(7)	745,000	972,240
0.000%, 12/01/2040
(Callable 06/01/2029)(7)	535,000	598,975
5.000%, 12/01/2041
(Callable 12/01/2031)	1,560,000	2,031,472
4.000%, 12/01/2051
(Callable 12/01/2031)	4,350,000	5,103,008
Pittsburgh Water & Sewer Authority,
0.710%, 09/01/2040
(1 Month LIBOR USD + 0.650%)
(Callable 06/01/2023) (Mandatory Tender
Date 12/01/2023) (Insured by AGM)(2)	4,000,000	4,027,003
Reading School District,
5.000%, 02/01/2023 (Insured by AGM)	230,000	241,256
Ridley School District:
4.000%, 09/15/2031 (Callable 03/15/2025)
(Insured by ST AID)	830,000	914,209
4.000%, 11/15/2036 (Callable 11/15/2029)
(Insured by AGM)	1,000,000	1,181,863
4.000%, 11/15/2037 (Callable 11/15/2029)
(Insured by AGM)	325,000	383,853
School District of Philadelphia:
5.000%, 09/01/2023 (Insured by ST AID)	55,000	59,222
4.000%, 09/01/2037 (Callable 09/01/2029)
(Insured by ST AID)	1,000,000	1,168,756
Sports & Exhibition Authority of Pittsburgh
and Allegheny County,
5.000%, 12/15/2028 (Callable 12/15/2027)
(Insured by BAM)	500,000	621,627
State Public School Building Authority:
0.000%, 05/15/2027 (Insured by NATL)	160,000	148,194
0.000%, 05/15/2030 (Insured by NATL)	1,780,000	1,529,063
Trinity Area School District,
4.000%, 11/01/2043 (Callable 11/01/2029)
(Insured by AGM)	1,325,000	1,566,224
Upper Moreland Township School District,
5.000%, 10/01/2030 (Callable 04/01/2025)
(Insured by ST AID)	250,000	285,384
Warrior Run School District,
4.000%, 09/01/2042 (Callable 09/01/2026)
(Insured by BAM)	1,610,000	1,828,582
Westmoreland County Industrial
Development Authority:
5.000%, 07/01/2029	725,000	917,492
5.000%, 07/01/2030	550,000	708,303
York Suburban School District,
4.000%, 05/01/2030 (Callable 05/01/2024)
(Insured by BAM)	1,780,000	1,920,707
Total Pennsylvania
(Cost $88,397,929)		89,997,562	5.7%
Puerto Rico
Puerto Rico Industrial Tourist Educational
Medical & Environmental Control Facilities:
5.000%, 07/01/2033 (Callable 07/01/2031)	795,000	1,014,413
5.000%, 07/01/2034 (Callable 07/01/2031)	200,000	253,900
5.000%, 07/01/2035 (Callable 07/01/2031)	200,000	253,452
Puerto Rico Sales Tax Financing Corp.:
4.329%, 07/01/2040 (Callable 07/01/2028)	2,000,000	2,253,595
4.750%, 07/01/2053 (Callable 07/01/2028)	1,256,000	1,435,076
Total Puerto Rico
(Cost $5,130,299)		5,210,436	0.3%
Rhode Island
Rhode Island Commerce Corp.,
5.000%, 07/01/2033 (Callable 07/01/2028)
(Insured by BAM)	950,000	1,175,433
Rhode Island Housing &
Mortgage Finance Corp.,
3.500%, 10/01/2046 (Callable 04/01/2025)	35,000	35,744
Total Rhode Island
(Cost $1,054,978)		1,211,177	0.1%
South Carolina
City of Newberry SC:
5.000%, 09/01/2028 (Insured by AGM)	250,000	313,464
5.000%, 09/01/2029 (Insured by AGM)	225,000	288,296
5.000%, 09/01/2030 (Insured by AGM)	200,000	261,629
City of Walhalla SC,
5.000%, 06/01/2025 (Insured by BAM)	185,000	212,262
County of Florence SC,
5.000%, 11/01/2033 (Callable 11/01/2024)	250,000	278,787
Piedmont Municipal Power Agency,
5.000%, 01/01/2032 (Callable 01/01/2027)	2,000,000	2,379,654
Scago Educational Facilities Corp.
for Union School District,
5.000%, 12/01/2023 (Insured by BAM)	500,000	543,338
South Carolina Jobs-Economic
Development Authority:
5.000%, 05/01/2029 (Callable 05/01/2028)	1,080,000	1,333,347
4.000%, 08/15/2030 (Callable 08/15/2026)	270,000	299,813
5.250%, 08/15/2033 (Callable 08/15/2026)	2,500,000	2,891,792
0.210%, 05/01/2048 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	5,525,000	5,525,000
South Carolina State Housing Finance
& Development Authority:
3.800%, 07/01/2034 (Callable 01/01/2022)
(Insured by GNMA)	295,000	295,000
3.800%, 01/01/2049 (Callable 07/01/2027)	265,000	277,514
4.000%, 07/01/2050 (Callable 07/01/2029)	2,855,000	3,176,032
3.000%, 01/01/2052 (Callable 07/01/2030)	1,500,000	1,625,045
Spartanburg County School District No. 7,
5.000%, 03/01/2048 (Callable 03/01/2029)	350,000	436,806
Spartanburg Regional Health Services District:
4.000%, 04/15/2036 (Callable 04/15/2030)
(Insured by AGM)	445,000	526,911
4.000%, 04/15/2037 (Callable 04/15/2030)
(Insured by AGM)	500,000	590,779
4.000%, 04/15/2038 (Callable 04/15/2030)
(Insured by AGM)	500,000	589,787
Sumter Two School Facilities, Inc.,
5.000%, 12/01/2023 (Insured by BAM)	200,000	217,135

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tender Option Bond Trust,
0.200%, 12/01/2051(1)(3)	$4,595,000	$4,595,000
Total South Carolina
(Cost $26,039,984)		26,657,391	1.7%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	3,260,000	3,674,897
South Dakota Health &
Educational Facilities Authority:
3.000%, 09/01/2029 (Callable 09/01/2028)	380,000	406,230
3.000%, 09/01/2030 (Callable 09/01/2028)	175,000	185,452
4.000%, 11/01/2040 (Callable 11/01/2025)	325,000	355,764
3.000%, 09/01/2041 (Callable 09/01/2028)	250,000	253,674
South Dakota Housing
Development Authority:
3.375%, 05/01/2033 (Callable 05/01/2022)	340,000	341,700
4.000%, 05/01/2049 (Callable 05/01/2028)	1,990,000	2,165,512
South Dakota State Building Authority,
5.000%, 06/01/2036 (Callable 06/01/2028)	210,000	256,672
Total South Dakota
(Cost $7,347,570)		7,639,901	0.5%
Tennessee
City of Clarksville TN,
5.000%, 02/01/2032
(Pre-refunded to 02/01/2026)	1,000,000	1,176,195
City of Jackson TN:
5.000%, 04/01/2029 (Callable 04/01/2025)	555,000	626,851
5.000%, 04/01/2036 (Callable 04/01/2025)	1,950,000	2,195,114
City of Memphis TN:
5.000%, 12/01/2032
(Pre-refunded to 12/01/2024)	530,000	600,723
4.000%, 12/01/2033 (Callable 12/01/2026)	1,300,000	1,491,072
4.000%, 12/01/2033 (Callable 12/01/2027)	480,000	560,622
4.000%, 12/01/2034 (Callable 12/01/2026)	1,310,000	1,500,646
4.000%, 12/01/2035 (Callable 12/01/2026)	275,000	314,346
County of Warren TN,
4.000%, 06/01/2029 (Callable 06/01/2026)
(Insured by AGM)	150,000	171,213
Elizabethton Health &
Educational Facilities Board,
5.950%, 08/01/2048 (Callable 02/01/2022)
(Mandatory Tender Date 08/01/2023)	1,097,664	1,111,354
Knox County Health Educational
& Housing Facility Board:
5.000%, 04/01/2022	200,000	202,209
5.000%, 01/01/2026 (Callable 01/01/2023)	145,000	151,193
Memphis-Shelby County Industrial
Development Board,
4.000%, 04/01/2038 (Callable 04/01/2031)
(Insured by AGM)	535,000	637,857
Nashville & Davidson County
Metropolitan Government,
3.000%, 10/01/2024	210,000	216,472
Shelby County Health Educational
& Housing Facilities Board:
4.000%, 05/01/2037 (Callable 05/01/2027)	250,000	280,704
4.000%, 08/01/2040 (Callable 02/01/2028)	1,120,000	1,273,147
Tennessee Energy Acquisition Corp.:
5.625%, 09/01/2026	75,000	90,599
5.000%, 02/01/2027	195,000	229,937
4.000%, 11/01/2049 (Callable 08/01/2025)
(Mandatory Tender Date 11/01/2025)(1)	785,000	866,398
Tennessee Housing Development Agency:
3.600%, 01/01/2031 (Callable 01/01/2023)	1,230,000	1,253,008
3.100%, 07/01/2036 (Callable 01/01/2026)	330,000	338,871
3.550%, 07/01/2039 (Callable 07/01/2024)	195,000	200,104
4.000%, 01/01/2042 (Callable 07/01/2026)	150,000	161,950
3.800%, 07/01/2043 (Callable 01/01/2022)	215,000	215,000
4.000%, 07/01/2043 (Callable 01/01/2023)	110,000	112,507
4.000%, 07/01/2045 (Callable 01/01/2025)	70,000	73,975
3.500%, 01/01/2047 (Callable 01/01/2026)	55,000	58,171
4.500%, 07/01/2049 (Callable 01/01/2028)	700,000	776,119
4.250%, 01/01/2050 (Callable 07/01/2028)	770,000	845,720
Total Tennessee
(Cost $17,383,608)		17,732,077	1.1%
Texas
Abilene Convention Center Hotel
Development Corp.:
4.000%, 10/01/2050 (Callable 10/01/2031)	2,850,000	3,247,266
5.000%, 10/01/2050
(Callable 10/01/2031)(3)	2,500,000	2,751,315
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2028
(Callable 08/15/2026) (PSF Guaranteed)	250,000	280,382
4.000%, 08/15/2030 (PSF Guaranteed)	415,000	502,530
4.000%, 08/15/2031
(Callable 08/15/2029) (PSF Guaranteed)	510,000	609,231
4.000%, 08/15/2032
(Callable 08/15/2031) (PSF Guaranteed)	225,000	275,413
4.000%, 08/01/2033
(Callable 08/01/2028) (PSF Guaranteed)	180,000	209,637
4.000%, 08/15/2033
(Callable 08/15/2031) (PSF Guaranteed)	355,000	433,704
4.000%, 08/15/2036
(Callable 08/15/2031) (PSF Guaranteed)	1,370,000	1,669,275
4.000%, 08/15/2037
(Callable 08/15/2031) (PSF Guaranteed)	765,000	928,342
5.000%, 02/15/2038
(Callable 02/15/2025) (PSF Guaranteed)	295,000	328,366
Austin-Bergstrom Landhost Enterprises, Inc.:
5.000%, 10/01/2035 (Callable 10/01/2027)	1,250,000	1,436,149
5.000%, 10/01/2036 (Callable 10/01/2027)	885,000	1,015,585
Baytown Municipal Development District:
2.500%, 10/01/2031	500,000	492,644
3.500%, 10/01/2031(3)	1,020,000	1,005,677
Bexar County Hospital District,
4.000%, 02/15/2036 (Callable 02/15/2028)	250,000	288,181
Brazoria County Toll Road Authority,
0.000%, 03/01/2043 (Callable 03/01/2030)
(County Guaranteed)(7)	490,000	494,801
Central Texas Regional Mobility Authority:
5.000%, 01/01/2027 (Callable 01/01/2026)	2,000,000	2,322,006
4.000%, 01/01/2040 (Callable 01/01/2031)	1,250,000	1,473,175
5.000%, 01/01/2045
(Pre-refunded to 07/01/2025)	500,000	577,175
City of Brownsville TX,
4.000%, 09/01/2029 (Callable 09/01/2026)
(Insured by AGM)	170,000	192,167
City of Bryan TX,
4.000%, 07/01/2040 (Callable 07/01/2027)	250,000	280,489
City of Dallas TX,
5.000%, 10/01/2041 (Callable 10/01/2026)	1,200,000	1,423,057
City of El Paso TX:
4.000%, 08/15/2041 (Callable 08/15/2025)	250,000	273,329
4.000%, 08/15/2041 (Callable 08/15/2025)	250,000	273,328
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Garland TX,
5.000%, 03/01/2033
(Callable 03/01/2026)	$835,000	$971,284
City of Greenville TX:
5.000%, 02/15/2034 (Callable 02/15/2024)	200,000	217,549
5.000%, 02/15/2035 (Callable 02/15/2024)	175,000	190,201
City of Houston TX,
5.500%, 12/01/2029 (ETM)
(Insured by NATL)	500,000	631,852
City of Magnolia TX,
5.700%, 09/01/2046(3)	995,000	1,143,866
City of San Antonio TX:
5.000%, 02/01/2047 (Callable 02/01/2027)	1,000,000	1,182,625
2.750%, 02/01/2048
(Mandatory Tender Date 12/01/2022)(1)	1,500,000	1,533,107
City of Temple TX:
4.000%, 08/01/2035 (Callable 08/01/2030)
(Insured by BAM)	650,000	759,238
4.000%, 08/01/2037 (Callable 08/01/2030)
(Insured by BAM)	200,000	232,994
4.000%, 08/01/2038 (Callable 08/01/2030)
(Insured by BAM)	165,000	191,889
4.000%, 08/01/2039 (Callable 08/01/2030)
(Insured by BAM)	435,000	504,916
4.000%, 08/01/2041 (Callable 08/01/2030)
(Insured by BAM)	200,000	231,775
City of Tyler TX,
5.000%, 09/01/2029 (Callable 09/01/2025)	150,000	173,608
Clifton Higher Education Finance Corp.:
4.000%, 08/15/2030
(Callable 08/15/2026) (PSF Guaranteed)	800,000	901,991
4.000%, 04/01/2034
(Callable 04/01/2030) (PSF Guaranteed)	325,000	386,971
5.000%, 08/15/2034
(Callable 08/15/2026) (PSF Guaranteed)	1,000,000	1,185,654
4.000%, 04/01/2035
(Callable 04/01/2030) (PSF Guaranteed)	250,000	296,702
4.000%, 08/15/2035
(Callable 08/15/2029) (PSF Guaranteed)	1,380,000	1,645,923
County of Harris TX,
5.000%, 08/15/2029 (Callable 08/15/2022)	150,000	154,392
County of Williamson TX,
5.000%, 02/15/2028 (Callable 02/15/2025)	90,000	102,400
County of Wise TX:
5.000%, 08/15/2029	880,000	1,095,087
5.000%, 08/15/2033 (Callable 08/15/2031)	930,000	1,178,479
Crane County Water District,
5.000%, 02/15/2023	250,000	262,660
Danbury Higher Education Authority, Inc.:
4.000%, 02/15/2027 (PSF Guaranteed)	200,000	230,784
4.000%, 02/15/2028
(Callable 02/15/2027) (PSF Guaranteed)	200,000	228,892
4.000%, 02/15/2030
(Callable 02/15/2027) (PSF Guaranteed)	200,000	227,294
4.000%, 02/15/2031
(Callable 02/15/2027) (PSF Guaranteed)	200,000	226,469
5.000%, 02/15/2047
(Callable 02/15/2022) (PSF Guaranteed)	500,000	502,390
Deaf Smith County Hospital District,
4.000%, 03/01/2040 (Callable 03/01/2027)	2,045,000	2,235,351
Ferris Independent School District,
5.000%, 08/15/2029
(Callable 08/15/2026) (PSF Guaranteed)	560,000	666,764
Fort Bend County Levee Improvement
District No. 19:
3.000%, 09/01/2029 (Callable 09/01/2026)
(Insured by AGM)	335,000	362,371
3.000%, 09/01/2030 (Callable 09/01/2026)
(Insured by AGM)	715,000	773,265
Fort Bend County Municipal
Utility District No. 155,
4.000%, 09/01/2033 (Callable 09/01/2023)
(Insured by AGM)	230,000	242,278
Fort Bend County Municipal
Utility District No. 167,
4.000%, 09/01/2027 (Callable 09/01/2024)
(Insured by AGM)	290,000	314,903
Fort Bend County Municipal
Utility District No. 190,
3.000%, 09/01/2034 (Callable 09/01/2026)
(Insured by BAM)	215,000	225,194
Fort Bend County Municipal
Utility District No. 30,
4.000%, 09/01/2023 (Insured by BAM)	295,000	312,264
Fort Bend County Municipal
Utility District No. 58:
3.000%, 04/01/2033 (Callable 04/01/2029)
(Insured by BAM)	800,000	870,271
3.000%, 04/01/2034 (Callable 04/01/2029)
(Insured by BAM)	450,000	488,781
3.000%, 04/01/2035 (Callable 04/01/2029)
(Insured by BAM)	430,000	466,279
3.000%, 04/01/2037 (Callable 04/01/2029)
(Insured by BAM)	825,000	891,024
Fort Bend Independent School District,
5.000%, 08/15/2030
(Callable 08/15/2026) (PSF Guaranteed)	100,000	118,915
Grand Parkway Transportation Corp.:
0.000%, 10/01/2034
(Callable 10/01/2028)(7)	40,000	46,815
0.000%, 10/01/2035
(Callable 10/01/2028) (7)	50,000	58,566
0.000%, 10/01/2036
(Callable 10/01/2028)(7)	305,000	356,730
0.000%, 10/01/2045
(Callable 10/01/2028)(7)	1,765,000	2,057,677
0.000%, 10/01/2046
(Callable 10/01/2028)(7)	995,000	1,158,832
0.000%, 10/01/2047
(Callable 10/01/2028)(7)	1,975,000	2,302,866
0.000%, 10/01/2048
(Callable 10/01/2028)(7)	600,000	699,156
5.000%, 10/01/2052 (Mandatory Tender
Date 10/01/2023)(1)	590,000	635,940
Guadalupe-Blanco River Authority:
4.000%, 08/15/2040 (Callable 08/15/2024)	260,000	280,725
4.000%, 08/15/2046 (Callable 08/15/2024)	450,000	484,413
Harris County Cultural Education
Facilities Finance Corp.:
5.000%, 12/01/2026 (Callable 12/01/2024)	635,000	715,788
5.000%, 11/15/2033 (Callable 11/15/2027)	115,000	141,070
0.721%, 11/15/2046
(1 Month LIBOR USD + 0.650%)
(Callable 07/01/2023) (Mandatory Tender
Date 07/01/2024)(2)	7,000,000	7,027,198

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Harris County Municipal Utility
District No. 371,
4.000%, 09/01/2032 (Callable 09/01/2023)
(Insured by BAM)	$370,000	$389,583
Harris County Municipal
Utility District No. 500,
3.000%, 12/01/2022 (Insured by AGM)	175,000	179,162
Harris County Municipal
Utility District No. 71,
4.000%, 09/01/2028 (Callable 09/01/2023)
(Insured by BAM)	250,000	263,776
Harris County-Houston Sports Authority:
5.000%, 11/15/2026 (Callable 11/15/2024)
(Insured by AGM)	310,000	345,459
5.000%, 11/15/2053 (Callable 11/15/2024)	2,220,000	2,460,777
Houston Higher Education Finance Corp.,
3.375%, 10/01/2037 (Callable 01/31/2022)	320,000	320,499
Hunt Memorial Hospital District:
5.000%, 02/15/2028	525,000	629,307
5.000%, 02/15/2030	1,015,000	1,256,776
Joshua Independent School District,
5.500%, 02/15/2026 (PSF Guaranteed)	2,950,000	3,267,597
Lake Travis Independent School District:
4.000%, 02/15/2038
(Callable 02/15/2028) (PSF Guaranteed)	250,000	290,362
2.625%, 02/15/2048
(Pre-refunded to 02/15/2022)
(PSF Guaranteed)(1)	25,000	25,071
2.625%, 02/15/2048
(Pre-refunded to 02/15/2022)
(PSF Guaranteed)(1)	35,000	35,098
Laredo Community College District,
5.000%, 08/01/2028 (Callable 08/01/2027)
(Insured by BAM)	350,000	428,179
Leander Independent School District:
0.000%, 08/15/2040
(Pre-refunded to 08/15/2024)
(PSF Guaranteed)	20,000	9,164
5.000%, 08/15/2040
(Callable 08/15/2025) (PSF Guaranteed)	500,000	571,084
Lower Colorado River Authority,
4.000%, 05/15/2042 (Callable 05/15/2026)	365,000	396,837
Martin County Hospital District:
4.000%, 04/01/2027	225,000	254,120
4.000%, 04/01/2028	430,000	490,495
4.000%, 04/01/2031 (Callable 04/01/2030)	235,000	269,954
4.000%, 04/01/2034 (Callable 04/01/2030)	500,000	571,191
Matagorda County Navigation District No. 1:
4.400%, 05/01/2030 (Insured by AMBAC)	1,035,000	1,239,312
4.000%, 06/01/2030 (Callable 06/03/2023)	3,500,000	3,660,262
Montgomery County
Municipal Utility District No. 119:
4.000%, 04/01/2023 (Insured by BAM)	200,000	208,953
4.000%, 04/01/2024 (Insured by BAM)	200,000	214,257
Navasota Independent School District,
5.000%, 02/15/2048
(Pre-refunded to 02/15/2025)
(PSF Guaranteed)	2,100,000	2,391,061
New Hope Cultural Education
Facilities Finance Corp.:
2.000%, 01/01/2026	1,345,000	1,336,811
5.000%, 04/01/2029
(Pre-refunded to 04/01/2027)	255,000	309,164
5.000%, 04/01/2037
(Pre-refunded to 04/01/2027)	2,190,000	2,655,168
5.000%, 08/15/2047 (Callable 08/15/2027)	2,270,000	2,725,663
North Lamar Independent School District:
4.000%, 02/15/2032
(Callable 02/15/2031) (PSF Guaranteed)	1,230,000	1,528,096
4.000%, 02/15/2036
(Callable 02/15/2031) (PSF Guaranteed)	715,000	878,625
4.000%, 02/15/2037
(Callable 02/15/2031) (PSF Guaranteed)	625,000	766,252
4.000%, 02/15/2038
(Callable 02/15/2031) (PSF Guaranteed)	650,000	795,442
North Texas Tollway Authority:
5.000%, 01/01/2024	100,000	109,107
5.000%, 01/01/2033 (Callable 01/01/2026)	675,000	784,831
5.000%, 01/01/2034 (Callable 01/01/2025)	95,000	106,715
6.750%, 09/01/2045
(Pre-refunded to 09/01/2031)(7)	40,000	60,240
Northeast Travis County Utility District:
0.000%, 09/01/2023 (Insured by BAM)	275,000	270,652
3.000%, 09/01/2027 (Insured by BAM)	170,000	189,332
Pecos Barstow Toyah
Independent School District,
4.000%, 02/15/2041
(Callable 02/15/2025) (PSF Guaranteed)	1,570,000	1,721,515
Pflugerville Independent School District:
4.000%, 02/15/2033 (Callable 02/15/2026)	225,000	253,106
4.000%, 02/15/2034 (Callable 02/15/2026)	200,000	224,725
4.000%, 02/15/2035 (Callable 02/15/2026)	315,000	353,535
4.000%, 02/15/2036 (Callable 02/15/2026)	330,000	369,944
4.000%, 02/15/2037 (Callable 02/15/2026)	340,000	380,716
4.000%, 02/15/2039 (Callable 02/15/2026)	370,000	413,515
4.000%, 02/15/2041 (Callable 02/15/2026)	350,000	390,265
Port of Port Arthur Navigation District:
0.060%, 04/01/2040
(Optional Put Date 01/03/2022)(1)	5,000,000	5,000,000
0.060%, 04/01/2040
(Optional Put Date 01/03/2022)(1)	2,165,000	2,165,000
Red River Education Finance Corp.,
5.000%, 06/01/2022	500,000	509,409
Rio Vista Independent School District,
4.000%, 08/15/2028 (Callable 08/15/2025)
(Insured by BAM)	125,000	139,335
Rosebud-Lott Independent School District:
5.500%, 02/15/2030
(Callable 02/15/2025) (PSF Guaranteed)	100,000	114,583
5.500%, 02/15/2031
(Callable 02/15/2025) (PSF Guaranteed)	100,000	114,483
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2022	160,000	164,633
San Antonio Education Facilities Corp.:
5.000%, 10/01/2041 (Callable 10/01/2031)	500,000	543,348
5.000%, 10/01/2051 (Callable 10/01/2031)	1,325,000	1,418,800
San Antonio Public Facilities Corp.,
4.000%, 09/15/2034 (Callable 09/15/2022)	1,395,000	1,425,565
Sedona Lakes Municipal Utility District No. 1,
4.000%, 09/01/2026 (Callable 09/01/2025)
(Insured by BAM)	85,000	94,334
Seminole Hospital District,
3.000%, 02/15/2034 (Callable 02/15/2026)	1,200,000	1,237,302
Southwest Houston Redevelopment Authority,
5.000%, 09/01/2027 (Insured by AGM)	250,000	297,711

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sterling Independent School District,
3.000%, 02/15/2028
(Callable 02/15/2024) (PSF Guaranteed)	$190,000	$199,161
Sugar Land 4B Corp.,
4.000%, 02/15/2030 (Callable 02/15/2028)
(Insured by BAM)	1,045,000	1,215,802
Tarrant County Cultural Education
Facilities Finance Corp.:
5.000%, 11/15/2037 (Callable 11/15/2027)	600,000	711,692
5.000%, 11/15/2040 (Callable 11/15/2026)	400,000	460,619
Texas Department of Housing
& Community Affairs,
4.750%, 01/01/2049 (Callable 07/01/2028)
(Insured by GNMA)	3,695,000	4,102,294
Texas Municipal Gas Acquisition
& Supply Corp. I:
1.586%, 12/15/2026
(3 Month LIBOR USD + 1.450%)
(Callable 01/03/2022)(2)	3,000,000	3,000,691
6.250%, 12/15/2026	1,345,000	1,565,078
Texas Municipal Gas Acquisition
& Supply Corp. III:
5.000%, 12/15/2028	400,000	495,217
5.000%, 12/15/2032	300,000	396,093
Texas Municipal Gas Acquisition
and Supply Corp. II,
1.006%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	14,000,000	14,181,996
Texas State University System,
5.000%, 03/15/2034 (Callable 03/15/2027)	220,000	263,748
Texas Water Development Board,
5.000%, 10/15/2043 (Callable 04/15/2028)	3,335,000	4,107,823
Tioga Independent School District
Public Facility Corp.,
3.250%, 08/15/2027 (Callable 08/15/2024)	200,000	203,617
Town of Providence Village TX,
4.000%, 03/01/2025 (Insured by BAM)	130,000	143,606
Travis County Municipal Utility District No. 4,
4.000%, 09/01/2035 (Callable 09/01/2022)
(Insured by AGM)	615,000	627,862
Upper Trinity Regional Water District,
5.000%, 08/01/2032 (Callable 08/01/2028)
(Insured by BAM)	240,000	294,619
Viridian Municipal Management District:
4.000%, 12/01/2027 (Callable 12/01/2023)
(Insured by AGM)	315,000	333,284
4.000%, 12/01/2028 (Callable 12/01/2023)
(Insured by AGM)	470,000	495,720
6.000%, 12/01/2035 (Callable 12/01/2024)
(Insured by BAM)	90,000	103,281
4.000%, 12/01/2037 (Callable 12/01/2027)
(Insured by BAM)	865,000	979,216
Washington County Junior College District,
5.000%, 10/01/2028 (Callable 04/01/2026)
(Insured by BAM)	500,000	581,449
White Settlement Independent School District,
0.000%, 08/15/2040
(Pre-refunded to 08/15/2023)
(PSF Guaranteed)	1,370,000	651,752
Wimberley Independent School District,
4.000%, 08/15/2031
(Callable 08/15/2027) (PSF Guaranteed)	330,000	382,020
Total Texas
(Cost $146,528,995)		148,820,550	9.5%
Utah
City of Herriman City UT,
4.000%, 01/01/2041 (Callable 01/01/2031)
(Insured by AGM)	500,000	600,286
City of Salt Lake City UT:
5.000%, 07/01/2030 (Callable 07/01/2027)	155,000	188,012
5.000%, 07/01/2042 (Callable 07/01/2027)	2,735,000	3,284,309
5.000%, 07/01/2047 (Callable 07/01/2027)	1,500,000	1,797,431
Emery County UT,
0.070%, 11/01/2024 (1)	3,000,000	3,000,000
Jordan Valley Water Conservancy District:
5.000%, 10/01/2032 (Callable 10/01/2026)	250,000	298,264
5.000%, 10/01/2033 (Callable 10/01/2026)	350,000	417,029
Midvale Utah Redevelopment Agency,
5.000%, 05/01/2027	290,000	353,557
South Ogden Conservation District,
4.000%, 02/01/2031
(Pre-refunded to 02/01/2022)
(Insured by AGM)	295,000	295,857
Timpanogos Special Service District,
4.000%, 06/01/2029 (Callable 06/01/2024)	50,000	53,797
University of Utah,
4.000%, 08/01/2039 (Callable 08/01/2030)	1,760,000	2,112,026
Utah Charter School Finance Authority:
5.000%, 04/15/2027 (Callable 04/15/2026)
(Insured by UT CSCE)	365,000	422,401
4.000%, 04/15/2028 (Insured by UT CSCE)	210,000	242,648
5.000%, 04/15/2028 (Callable 04/15/2026)
(Insured by UT CSCE)	720,000	831,274
5.250%, 10/15/2028
(Pre-refunded to 10/15/2023)
(Insured by UT CSCE)	400,000	434,371
4.000%, 04/15/2029 (Insured by UT CSCE)	225,000	263,488
5.000%, 10/15/2032 (Callable 10/15/2027)
(Insured by UT CSCE)	285,000	339,606
5.000%, 10/15/2036 (Callable 04/15/2023)
(Insured by UT CSCE)	700,000	732,339
5.000%, 04/15/2037 (Callable 04/15/2026)
(Insured by UT CSCE)	520,000	589,900
5.000%, 10/15/2043
(Pre-refunded to 10/15/2023)
(Insured by UT CSCE)	2,250,000	2,433,369
5.000%, 10/15/2043 (Callable 10/15/2027)
(Insured by UT CSCE)	1,000,000	1,174,729
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)
(Insured by FHA)	190,000	202,308
Utah Infrastructure Agency:
5.000%, 10/15/2026	140,000	165,553
5.000%, 10/15/2027	125,000	151,075
Utah Transit Authority:
5.000%, 12/15/2029 (Callable 06/15/2028)	75,000	93,242
4.000%, 12/15/2041 (Callable 06/15/2028)	400,000	459,997
Utah Water Finance Agency,
4.000%, 03/01/2031 (Callable 03/01/2027)	925,000	1,058,302
Total Utah
(Cost $21,377,330)		21,995,170	1.4%
Vermont
City of Burlington VT,
5.000%, 07/01/2028 (Callable 07/01/2027)	275,000	332,390
University of Vermont,
4.000%, 10/01/2037 (Callable 10/01/2024)	710,000	765,941

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Vermont Educational & Health
Buildings Financing Agency:
5.000%, 12/01/2035 (Callable 06/01/2026)	$710,000	$830,443
5.000%, 12/01/2039 (Callable 06/01/2026)	500,000	582,939
Vermont Housing Finance Agency,
3.650%, 11/01/2032 (Callable 11/01/2024)	105,000	109,954
Vermont Public Power Supply Authority:
5.000%, 07/01/2027	660,000	795,614
5.000%, 07/01/2028 (Callable 07/01/2027)	500,000	599,031
Total Vermont
(Cost $3,944,176)		4,016,312	0.3%
Virginia
City of Petersburg VA,
4.000%, 11/01/2025
(Pre-refunded to 11/01/2022)
(Insured by ST AID)	225,000	232,103
City of Virginia Beach VA,
3.000%, 03/01/2031 (Callable 03/01/2028)
(Insured by ST AID)	1,500,000	1,679,972
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	4,000,000	4,956,994
James City County Economic
Development Authority,
6.000%, 06/01/2043
(Pre-refunded to 06/01/2023)	2,348,594	2,520,207
Virginia Housing Development Authority,
3.450%, 04/01/2038 (Callable 10/01/2022)	3,000,000	3,051,700
Virginia Resources Authority,
3.000%, 11/01/2031 (Callable 11/01/2028)	1,200,000	1,355,752
Total Virginia
(Cost $13,654,781)		13,796,728	0.9%
Washington
Clark & Skamania Counties
School District No. 112-6,
5.000%, 12/01/2031 (Callable 06/01/2025)
(Insured by SCH BD GTY)	160,000	183,695
County of King WA,
5.000%, 01/01/2038 (Callable 01/01/2029)	400,000	502,597
Eastern Washington University,
3.000%, 10/01/2033 (Callable 10/01/2026)	600,000	624,901
Energy Northwest,
5.000%, 07/01/2030 (Callable 07/01/2028)	600,000	751,594
King County Housing Authority:
4.000%, 06/01/2029	800,000	946,883
5.000%, 12/01/2030 (Callable 12/01/2026)	1,650,000	1,965,005
King County Public Hospital District No. 1,
5.000%, 12/01/2029 (Callable 12/01/2028)	1,050,000	1,315,394
Lewis County School District No. 302,
5.000%, 12/01/2031 (Callable 06/01/2025)
(Insured by SCH BD GTY)	235,000	270,490
Pacific County School District No. 118,
4.000%, 12/01/2025
(Insured by SCH BD GTY)	215,000	241,535
Pend Oreille County Public
Utility District No. 1:
5.000%, 01/01/2028	220,000	265,436
5.000%, 01/01/2031 (Callable 01/01/2028)	100,000	118,787
5.000%, 01/01/2038 (Callable 01/01/2029)	2,500,000	2,976,528
5.000%, 01/01/2039 (Callable 01/01/2028)	1,500,000	1,747,851
State of Washington:
5.000%, 02/01/2038 (Callable 02/01/2024)	645,000	703,837
5.000%, 07/01/2038 (Callable 07/01/2031)	2,450,000	3,213,880
5.000%, 02/01/2039 (Callable 02/01/2029)	1,095,000	1,376,856
5.000%, 06/01/2039 (Callable 06/01/2029)	800,000	1,015,202
5.000%, 07/01/2039 (Callable 07/01/2031)	2,475,000	3,240,012
5.000%, 07/01/2042 (Callable 07/01/2028)	1,330,000	1,628,072
4.000%, 08/01/2042 (Callable 08/01/2022)	345,000	351,458
Tender Option Bond Trust,
0.200%, 07/01/2058
(Optional Put Date 01/07/2022)(1)(3)	3,000,000	3,000,000
Washington Biomedical
Research Properties 3.2,
5.000%, 01/01/2037 (Callable 07/01/2025)	100,000	113,683
Washington State Housing
Finance Commission:
3.700%, 12/01/2033 (Callable 06/01/2024)	85,000	85,714
4.000%, 06/01/2049 (Callable 06/01/2028)	555,000	604,752
Total Washington
(Cost $26,436,414)		27,244,162	1.7%
West Virginia
West Virginia Hospital Finance Authority,
0.210%, 06/01/2033 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	5,000,000	5,000,000
Total West Virginia
(Cost $5,000,000)		5,000,000	0.3%
Wisconsin
Appleton Redevelopment Authority,
0.100%, 06/01/2036 (Callable 01/03/2022)
(Optional Put Date 01/07/2022)(1)	11,700,000	11,700,000
Milwaukee Redevelopment Authority:
5.000%, 11/15/2030 (Callable 11/15/2026)	225,000	267,479
5.000%, 11/15/2032 (Callable 11/15/2026)	175,000	207,764
Public Finance Authority:
5.000%, 01/01/2022	150,000	150,000
5.000%, 01/01/2023	190,000	198,794
5.000%, 10/01/2023(3)	2,125,000	2,267,161
5.000%, 01/01/2024	230,000	250,274
5.000%, 10/01/2024(3)	875,000	964,147
5.000%, 01/01/2025	260,000	293,464
3.000%, 04/01/2025(3)	330,000	339,544
5.000%, 06/15/2025	220,000	247,527
3.000%, 03/01/2026
(Callable 01/31/2022)(3)	1,250,000	1,251,121
0.000%, 09/01/2028
(Pre-refunded to 09/01/2026)	130,000	114,954
5.000%, 03/01/2031 (Callable 03/01/2026)	440,000	512,933
5.000%, 10/01/2044 (Callable 04/01/2029)	1,750,000	2,128,518
4.000%, 07/01/2061
(Callable 07/01/2031)(3)	2,400,000	2,558,118
Southeast Wisconsin Professional
Baseball Park District,
0.000%, 12/15/2023 (ETM)
(Insured by NATL)	25,000	24,740
Tender Option Bond Trust:
0.180%, 06/01/2027
(Optional Put Date 01/07/2022)(1)(3)	13,416,000	13,416,000
0.300%, 04/01/2032 (Callable 01/31/2022)
(Optional Put Date 01/07/2022)(1)(3)	498,000	498,000
University of Wisconsin Hospitals & Clinics:
5.000%, 04/01/2036 (Callable 10/01/2028)	465,000	576,857
5.000%, 04/01/2038
(Pre-refunded to 04/01/2023)	830,000	878,713
5.000%, 04/01/2043 (Callable 10/01/2028)	720,000	886,028

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of Kohler WI,
4.000%, 06/01/2029 (Insured by BAM)	$175,000	$210,406
Village of Mount Pleasant WI:
4.000%, 04/01/2035 (Callable 04/01/2028)	1,795,000	2,045,999
5.000%, 04/01/2036 (Callable 04/01/2028)	1,000,000	1,225,424
4.000%, 04/01/2037 (Callable 04/01/2028)	1,000,000	1,134,661
5.000%, 04/01/2038 (Callable 04/01/2028)	1,000,000	1,221,192
5.000%, 04/01/2048 (Callable 04/01/2028)
(Insured by BAM)	1,435,000	1,712,131
Wisconsin Center District:
5.250%, 12/15/2023 (ETM)
(Insured by AGM)	85,000	87,959
5.250%, 12/15/2023 (Insured by AGM)	75,000	80,059
0.000%, 12/15/2027 (Insured by AGM)	525,000	479,518
0.000%, 12/15/2027 (Insured by NATL)	220,000	199,759
5.000%, 12/15/2027 (Callable 06/15/2026)	500,000	594,311
5.250%, 12/15/2027 (ETM)
(Insured by AGM)	70,000	83,484
5.250%, 12/15/2027 (Insured by AGM)	195,000	231,494
0.000%, 12/15/2028 (Insured by AGM)	1,025,000	908,576
0.000%, 12/15/2028 (Insured by AGM)	255,000	227,128
5.000%, 12/15/2028 (Callable 06/15/2026)	345,000	409,075
0.000%, 12/15/2029 (Insured by AGM)	315,000	272,464
0.000%, 12/15/2030 (Insured by AGM)	460,000	386,451
0.000%, 12/15/2030 (Insured by AGM)	645,000	539,476
5.000%, 12/15/2030 (Callable 06/15/2026)	500,000	590,217
5.000%, 12/15/2030
(Pre-refunded to 12/15/2022)	395,000	412,644
5.000%, 12/15/2031 (Callable 06/15/2026)	440,000	519,180
0.000%, 12/15/2035 (Callable 06/15/2026)
(Insured by BAM)	300,000	193,995
0.000%, 12/15/2035 (Callable 12/15/2030)
(Insured by AGM)	1,200,000	833,336
0.000%, 12/15/2037 (Callable 06/15/2026)
(Insured by BAM)	1,980,000	1,174,369
Wisconsin Health &
Educational Facilities Authority:
5.000%, 03/01/2022	125,000	125,683
5.000%, 11/01/2022	120,000	123,108
5.000%, 07/01/2023	165,000	176,321
5.000%, 11/01/2023	125,000	131,938
5.000%, 07/01/2024	250,000	277,253
5.000%, 11/01/2024	155,000	167,884
4.000%, 09/15/2025
(Pre-refunded to 09/15/2023)	225,000	238,831
5.000%, 11/01/2025	245,000	271,452
5.000%, 07/01/2026 (Callable 07/01/2024)	50,000	55,332
3.000%, 08/15/2026 (Callable 08/15/2024)	1,000,000	1,060,150
2.250%, 11/01/2026 (Callable 01/21/2022)	750,000	752,503
5.000%, 08/15/2028 (Callable 08/15/2023)	1,025,000	1,097,353
5.000%, 12/01/2028 (Callable 11/01/2026)	45,000	53,883
5.000%, 08/15/2029 (Callable 08/15/2027)	180,000	219,905
5.000%, 10/01/2029	545,000	692,549
5.000%, 12/15/2030 (Callable 12/15/2024)	480,000	540,323
5.000%, 04/01/2031 (Callable 04/01/2027)	250,000	299,093
5.000%, 02/15/2032 (Callable 02/15/2022)	670,000	673,523
5.000%, 04/01/2032 (Callable 10/01/2022)	290,000	299,352
4.000%, 08/15/2037 (Callable 08/15/2027)	1,905,000	2,184,199
4.375%, 06/01/2039 (Callable 06/01/2022)	230,000	232,939
5.000%, 08/15/2039 (Callable 08/15/2024)	1,435,000	1,591,491
4.000%, 11/15/2039 (Callable 05/15/2026)	525,000	593,649
5.000%, 12/15/2039 (Callable 12/15/2024)	450,000	504,867
4.000%, 11/15/2043 (Callable 11/15/2028)	1,765,000	2,062,672
5.000%, 11/15/2044 (Callable 11/15/2022)	380,000	394,950
5.000%, 12/15/2044 (Callable 12/15/2024)	675,000	756,249
4.000%, 11/15/2046 (Callable 05/15/2026)	475,000	533,338
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	700,000	827,521
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	2,410,000	2,682,124
0.610%, 08/15/2054 (SIFMA Municipal
Swap Index + 0.550%)
(Callable 07/26/2022) (Mandatory Tender
Date 07/26/2023) (2)	1,245,000	1,247,457
Wisconsin Housing & Economic
Development Authority:
4.000%, 03/01/2048 (Callable 03/01/2027)
(Insured by FNMA)	1,100,000	1,172,931
4.250%, 03/01/2049 (Callable 09/01/2028)
(Insured by FNMA)	1,545,000	1,707,050
Total Wisconsin
(Cost $77,766,082)		79,253,317	5.0%
Wyoming
County of Laramie WY:
4.000%, 05/01/2030	500,000	600,845
4.000%, 05/01/2032 (Callable 05/01/2031)	525,000	636,674
4.000%, 05/01/2034 (Callable 05/01/2031)	500,000	603,997
4.000%, 05/01/2036 (Callable 05/01/2031)	600,000	721,632
4.000%, 05/01/2037 (Callable 05/01/2031)	225,000	269,976
Wyoming Community
Development Authority:
3.000%, 12/01/2044 (Callable 06/01/2024)	45,000	46,352
4.000%, 12/01/2048 (Callable 06/01/2028)	1,490,000	1,621,981
Total Wyoming
(Cost $4,436,247)		4,501,457	0.3%
Total Municipal Bonds
(Cost $1,520,477,073)		1,555,796,781	98.8%

	Shares
Closed-End Investment Companies
Nuveen AMT-Free Municipal Credit
Income Fund, Series C Preferred Shares,
0.300%, 12/01/2031(1)	7,000	7,000,000
Nuveen AMT-Free Quality Municipal
Income Fund, Series D Preferred Shares,
0.300%, 03/01/2029(1)	4,800	4,800,000
Total Closed-End Investment Companies
(Cost $11,800,000)		11,800,000	0.8%
Total Long-Term Investments
(Cost $1,532,277,073)		1,567,596,781	99.6%
Short-Term Investment
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	732,881	732,881
Total Short-Term Investment
(Cost $732,881)		732,881	0.1%
Total Investments
(Cost $1,533,009,954)		1,568,329,662	99.7%
Other Assets in Excess of Liabilities		5,413,388	0.3%
TOTAL NET ASSETS		$1,573,743,050	100.0%
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2021

Notes to Schedule of Investments
ACA – American Capital Access
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FHA – Federal Housing Administration
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2021.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2021, the value of these securities totaled $128,547,240, which represented 8.17% of total net assets.

(4)	Seven-day yield.
(5)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,555,796,781	$—	$1,555,796,781
Closed-End Investment Companies	—	11,800,000	—	11,800,000
Total Long-Term Investments	—	1,567,596,781	—	1,567,596,781
Short-Term Investment
Money Market Mutual Fund	732,881	—	—	732,881
Total Short-Term Investment	732,881	—	—	732,881
Total Investments	$732,881	$1,567,596,781	$—	$1,568,329,662

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
December 31, 2021 (Unaudited)

The Baird Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with the preservation of capital.

Two themes dominated the municipal market in 2021—credit and cash inflows. Investors took comfort in the strong credit backdrop, as tax revenues rebounded sharply and were joined by unprecedented federal fiscal support. Generally, the more credit risk an investor accepted, the better the return they likely achieved. The tax-exempt yield curve flattened in the fourth quarter as the Fed began to unwind their easy monetary policy, tapering monthly asset purchases and signaling that rate hikes will likely begin in 2022. The result was a flatter tax-exempt yield curve as the spread between 1-30 years narrowed 20 basis points in the fourth quarter. Still, tax-free rates ended the year higher than where they began with the greatest upward adjustment in the 7-year maturity range, which rose 48 basis points. Municipal mutual funds experienced consistently positive flows in the fourth quarter and for the full year. Municipal mutual funds experienced net outflows in only one of the 52 weeks during 2021 and the cumulative net inflows in 2021 set a record of $101.7 billion, more than twice the $39.7 billion of inflows in 2020 and surpassing the previous high of $92.8 billion set in 2019. Total municipal supply of $484 billion was down 2% year-over-year, with tax-exempt supply up 10% and taxable issuances down 24%. Congress was able to pass the $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) in the fourth quarter, which included $550 billion of new infrastructure spending that will be spread out over several years. The top target for the new IIJA spending plan is roads, but funds are also directed to many other key needs, including the electric grid, rail, public transit, and broadband expansion. The plan will distribute funds primarily through matching federal grants in which state and local governments share in a portion of the project’s cost.

During 2021, the Institutional Share Class of the Fund (BMQIX) posted a net return of 3.46% vs. a 1.52% return for the Bloomberg Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Credit – Rewarded for an overweight to lower-quality issues
•	Sector – An overweight to revenue bonds, especially Healthcare and Education
•	Curve – Benefited from active curve management and roll-down optimization
•	Security selection across the Fund’s holdings

Negative contributors to the Fund’s relative performance during the year include:

•	Sector – Underweight to State general obligation bonds

We foresee the strong fiscal position of municipalities continuing in 2022, supporting a solid credit backdrop. Even with growth expected to slow, rising tax revenues and unspent federal monies should provide ample resources for municipal issuers. This expectation, however, is largely priced into the market as lower-quality issues significantly outperformed higher-quality, for example in 2021, BBB-rated issues provided 438 basis points of excess return over AAA-rated issues as spreads tightened to record levels. We expect lower-quality issues to continue to add value to a portfolio, but less so than in 2021. Long-term pension funding challenges remain for many municipalities, and it will be important to monitor how municipalities utilize the abundant resources they currently have. Security selection and structural opportunities among individual securities will continue to play a critical role in 2022. Whether it be sectors where cash flow analysis is required (e.g., Housing) or unique coupon/call features that offer additional yield, we expect to lean increasingly toward structural opportunities over credit. Finally, with rates higher year-over-year and the yield curve steeper between short-term and intermediate-term maturities, the curve continues to offer appealing roll-down and total return potential, especially in the 6-9-year segment.

We expect the Fund will target a neutral duration posture relative to the benchmark with an allocation that seeks to optimize the roll-down benefit of an upwardly sloping municipal curve and its sector weightings favor an overweight to revenue-backed issues over general obligation debt. We believe an overweight credit posture is appropriate to benefit from the strong pace of economic growth. We also believe our continued focus on fundamental tax and revenue support remains especially important now that credit spreads have narrowed to balance risk and reward opportunities.

Baird Municipal Bond Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$37,702,948

	SEC 30-Day Yield(4)
	Institutional Class	1.36%
	Investor Class	1.11%

	Average Effective Duration	5.06 years

	Average Effective Maturity	5.32 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	38%

	Number of Holdings	243
Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2021.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.
(6)	Includes 0.25% 12b-1 fee.

Baird Municipal Bond Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming	Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2021	Year	Inception(1)
Institutional Class Shares	3.46%	6.85%
Investor Class Shares	3.12%	6.49%
Bloomberg Municipal Bond Index(2)	1.52%	3.55%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2021.
(2)
The Bloomberg Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 15% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Community College System,
3.500%, 11/01/2025 (Insured by BAM)	$100,000	$109,999
Alabama Special Care Facilities
Financing Authority,
5.000%, 06/01/2026 (Callable 06/01/2025)	110,000	125,170
Black Belt Energy Gas District,
4.000%, 12/01/2049 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	45,000	49,976
Chilton County Health Care Authority,
3.000%, 11/01/2027 (Callable 11/01/2025)	100,000	105,962
Tallassee Board of Education,
4.000%, 08/01/2034 (Callable 08/01/2030)
(Insured by AGM)	100,000	119,264
University of West Alabama:
4.000%, 01/01/2040 (Callable 01/01/2030)
(Insured by AGM)	50,000	57,087
4.000%, 01/01/2041 (Callable 01/01/2030)
(Insured by AGM)	100,000	113,938
Total Alabama
(Cost $658,105)		681,396	1.8%
Alaska
CIVIC Ventures,
5.000%, 09/01/2025	100,000	110,716
Total Alaska
(Cost $106,529)		110,716	0.3%
Arizona
Arizona Industrial Development Authority:
5.000%, 10/01/2030 (Callable 10/01/2026)(3)	100,000	107,596
4.000%, 07/01/2032 (Callable 01/01/2028)
(Insured by SD CRED PROG)	100,000	112,525
City of Phoenix Civic Improvement Corp.,
5.500%, 07/01/2035 (Insured by BHAC)(5)	200,000	288,641
Glendale Industrial Development Authority,
2.125%, 07/01/2033 (Callable 07/01/2029)	250,000	247,587
Industrial Development Authority
of the County of Pima,
4.000%, 07/01/2029	25,000	28,890
Navajo Nation,
5.000%, 12/01/2025(3)	100,000	108,797
Total Arizona
(Cost $885,948)		894,036	2.4%
Arkansas
Batesville Public Facilities Board,
5.000%, 06/01/2026	150,000	172,994
Carroll-Boone Water District,
3.000%, 12/01/2032 (Callable 12/01/2025)	150,000	157,472
City of Heber Springs AR,
1.625%, 06/01/2047 (Callable 06/01/2028)	275,000	275,824
Conway Health Facilities Board,
4.250%, 08/01/2043 (Callable 08/01/2026)	200,000	217,268
Salem Public Water Authority,
4.000%, 01/01/2040 (Callable 01/31/2022)	140,000	140,089
Southern Arkansas University,
4.000%, 03/01/2028 (Callable 03/01/2025)
(Insured by AGM)	130,000	142,298
Total Arkansas
(Cost $1,089,345)		1,105,945	2.9%
California
Brea Redevelopment Agency,
0.000%, 08/01/2036 (Callable 08/01/2027)(5)	95,000	104,936
California Municipal Finance Authority,
5.000%, 10/01/2023	85,000	91,526
California Public Finance Authority,
2.375%, 11/15/2028 (Callable 05/15/2023)(3)	75,000	75,760
Cathedral City Public Financing Authority,
0.000%, 08/01/2031 (Insured by BAM)	735,000	618,818
El Rancho Unified School District,
0.000%, 08/01/2031 (Callable 08/01/2028)
(Insured by AGM)(5)	115,000	140,643
Golden Valley Unified School District:
0.000%, 08/01/2027 (Insured by NATL)	125,000	117,381
0.000%, 08/01/2028 (Insured by NATL)	75,000	68,898
Hanford Joint Union High School District,
4.000%, 06/01/2049 (Callable 06/01/2026)
(Insured by AGM)	250,000	275,263
Hawthorne School District,
0.000%, 08/01/2042 (Callable 08/01/2027)
(Insured by AGM)(5)	250,000	290,571
Los Alamitos Unified School District,
0.000%, 08/01/2042 (Callable 08/01/2029)(5)	130,000	148,542
Los Angeles County Schools Regionalized
Business Services Corp.,
0.000%, 08/01/2029 (Insured by AMBAC)	235,000	204,215
Los Angeles Regional Airports Improvement Corp.,
4.500%, 01/01/2027 (Callable 01/31/2022)	125,000	126,349
Mayers Memorial Hospital District:
0.000%, 08/01/2029	160,000	128,914
0.000%, 08/01/2030	360,000	279,817
Mizuho Floater/Residual Trust,
0.350%, 06/01/2026
(Optional Put Date 02/04/2022)(1)(3)	200,000	200,000
Modesto Irrigation District,
0.694%, 09/01/2027
(3 Month LIBOR USD + 0.580%)
(Callable 01/31/2022) (Insured by NATL)(2)	100,000	100,447
Morongo Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2030)(5)	25,000	27,259
Newport Mesa Unified School District,
6.300%, 08/01/2042 (Callable 08/01/2031)(5)	35,000	49,897
Oak Park Unified School District,
7.100%, 08/01/2038 (Callable 08/01/2031)
(Insured by AGM)(5)	50,000	73,218
Oxnard School District,
2.000%, 08/01/2045 (Callable 08/01/2026)
(Insured by BAM)(5)	150,000	174,500
Pajaro Valley Unified School District,
0.000%, 08/01/2023 (Insured by AGM)	50,000	49,645
San Ysidro School District,
0.000%, 08/01/2030 (Insured by AGM)	165,000	143,679
Saugus Union School District Financing Authority:
4.000%, 09/01/2041 (Callable 09/01/2027)
(Insured by BAM)	250,000	286,579
4.000%, 09/01/2049 (Callable 09/01/2027)
(Insured by BAM)	100,000	113,644
Solano County Community College District,
0.000%, 08/01/2030 (Callable 08/01/2025)(5)	150,000	162,909
Tahoe-Truckee Unified School District,
0.000%, 08/01/2023 (Insured by NATL)	60,000	59,462
Washington Unified School District,
0.000%, 08/01/2030 (Insured by NATL)	380,000	333,441
Total California
(Cost $4,338,720)		4,446,313	11.8%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado
City & County of Denver CO,
5.000%, 08/01/2041 (Callable 08/01/2026)	$115,000	$134,061
Colorado Educational & Cultural
Facilities Authority,
2.000%, 09/01/2030 (Callable 09/01/2028)	100,000	99,951
Colorado Health Facilities Authority:
4.250%, 12/01/2023 (ETM)	10,000	10,547
5.000%, 05/15/2058 (Callable 05/15/2028)	250,000	260,228
E-470 Public Highway Authority,
0.000%, 09/01/2029 (Insured by NATL)	100,000	89,447
Grand River Hospital District,
5.250%, 12/01/2031 (Callable 12/01/2028)
(Insured by AGM)	75,000	92,342
Pueblo Urban Renewal Authority,
0.000%, 12/01/2025(3)	200,000	175,849
Vauxmont Metropolitan District:
5.000%, 12/15/2032 (Callable 12/15/2024)
(Insured by AGM)	25,000	28,555
3.250%, 12/15/2050 (Callable 12/15/2024)
(Insured by AGM)	75,000	80,984
Total Colorado
(Cost $930,326)		971,964	2.6%
Connecticut
Connecticut State Health &
Educational Facilities Authority,
4.250%, 07/01/2031 (Callable 07/01/2022)	75,000	76,466
Connecticut State Higher
Education Supplement Loan Authority,
3.000%, 11/15/2035 (Callable 11/15/2026)	150,000	154,579
Total Connecticut
(Cost $222,932)		231,045	0.6%
District of Columbia
Metropolitan Washington Airports Authority,
0.000%, 10/01/2028 (Insured by AGC)	180,000	162,947
Total District of Columbia
(Cost $164,369)		162,947	0.4%
Florida
City of Panama City Beach FL,
4.000%, 11/01/2044 (Callable 11/01/2030)	200,000	231,851
City of Tallahassee FL,
4.000%, 12/01/2035 (Callable 06/01/2025)	25,000	27,099
Florida Development Finance Corp.,
4.000%, 07/01/2051 (Callable 07/01/2031)(3)	100,000	106,335
Florida Housing Finance Corp.,
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	75,000	79,312
Orange County Convention Center,
4.000%, 10/01/2034 (Callable 10/01/2026)	150,000	170,841
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	200,000	220,260
Palm Beach County Health Facilities Authority,
5.000%, 05/15/2023	200,000	211,004
University of West Florida,
4.000%, 06/01/2034 (Callable 06/01/2026)	50,000	56,009
Total Florida
(Cost $1,070,169)		1,102,711	2.9%
Georgia
Burke County Development Authority,
2.200%, 10/01/2032 (Callable 11/19/2026)	250,000	250,767
Development Authority of Appling County,
1.500%, 01/01/2038 (Mandatory Tender
Date 02/03/2025) (1)	100,000	102,314
Development Authority of Cobb County,
5.000%, 06/01/2049 (Callable 06/01/2027)	245,000	296,818
Total Georgia
(Cost $632,538)		649,899	1.7%
Illinois
Chicago Board of Education,
5.500%, 12/01/2026 (Insured by NATL)	60,000	68,893
Chicago Park District,
5.000%, 01/01/2022 (ETM)	85,000	85,000
City of Chicago IL,
0.000%, 01/01/2027 (Insured by NATL)	100,000	93,200
Cook County Community
College District No. 508,
5.250%, 12/01/2028 (Callable 12/01/2023)	75,000	80,876
Eastern Illinois University,
6.350%, 04/01/2036 (Callable 01/31/2022)	250,000	250,103
Exceptional Children Have Opportunities,
4.000%, 12/01/2035 (Callable 12/01/2029)	150,000	171,545
Illinois Finance Authority:
4.125%, 11/15/2037 (Callable 11/15/2025)	60,000	66,426
6.000%, 10/01/2048 (Callable 10/01/2022)	100,000	101,939
Joliet Park District,
4.000%, 02/01/2033 (Callable 02/01/2023)
(Insured by AGM)	100,000	103,383
Kendall Kane & Will Counties Community
Unit School District No. 308,
0.000%, 02/01/2028 (Insured by AGM)	280,000	259,844
Macon County School District No. 61,
5.000%, 12/01/2040 (Callable 12/01/2028)
(Insured by AGM)	250,000	306,354
Metropolitan Pier & Exposition Authority,
0.000%, 06/15/2029 (Insured by NATL)	100,000	87,517
Sales Tax Securitization Corp.,
5.000%, 01/01/2043 (Callable 01/01/2029)	250,000	307,258
Upper Illinois River Valley Development Authority,
5.000%, 01/01/2045 (Callable 01/01/2027)(3)	100,000	105,689
Village of Crestwood IL,
4.000%, 12/15/2027 (Callable 12/15/2025)
(Insured by BAM)	100,000	109,871
Will County Community
High School District No. 210:
0.000%, 01/01/2027	30,000	27,290
4.000%, 01/01/2034 (Callable 01/01/2029)
(Insured by AGM)	100,000	113,889
Winnebago & Boone Counties Community
High School District No. 207,
4.000%, 02/01/2036 (Callable 02/01/2027)
(Insured by BAM)	210,000	239,579
Total Illinois
(Cost $2,502,117)		2,578,656	6.8%
Indiana
Indiana Finance Authority:
2.500%, 11/01/2030	100,000	102,006
5.000%, 10/01/2032 (Callable 10/01/2023)	150,000	158,047
Indiana Health & Educational
Facilities Financing Authority,
5.000%, 11/15/2046 (Callable 11/15/2026)	100,000	118,201
St. Joseph County Airport Authority,
0.010%, 07/01/2028 (Insured by BAM)	155,000	139,626
Total Indiana
(Cost $485,412)		517,880	1.4%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa
City of Coralville IA,
4.000%, 06/01/2025 (Callable 06/01/2024)	$100,000	$104,405
Total Iowa
(Cost $99,375)		104,405	0.3%
Kansas
City of Coffeyville KS,
5.000%, 06/01/2025 (Insured by NATL)(3)	100,000	108,378
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	25,000	25,718
Kansas Power Pool,
4.000%, 12/01/2040 (Callable 12/01/2029)	300,000	348,041
Wyandotte County-Kansas
City Unified Government,
0.000%, 12/01/2027 (Insured by NATL)	150,000	127,660
Total Kansas
(Cost $599,477)		609,797	1.6%
Kentucky
Kentucky Economic Development Finance Authority:
0.000%, 10/01/2027 (Insured by NATL)	90,000	81,234
4.000%, 07/01/2031 (Callable 07/01/2025)	100,000	108,129
5.000%, 01/01/2045 (Callable 07/01/2025)	200,000	223,461
Kentucky Public Energy Authority,
1.188%, 12/01/2049
(1 Month LIBOR USD + 1.120%)
(Callable 03/01/2025) (Mandatory Tender
Date 06/01/2025) (2)	50,000	50,971
Total Kentucky
(Cost $455,004)		463,795	1.2%
Louisiana
Cameron Parish School District No. 15,
4.000%, 10/01/2022	115,000	117,608
Total Louisiana
(Cost $117,605)		117,608	0.3%
Maryland
Maryland Health & Higher
Educational Facilities Authority,
5.000%, 01/01/2030	100,000	126,797
Total Maryland
(Cost $119,056)		126,797	0.3%
Massachusetts
Massachusetts Development Finance Agency:
3.500%, 10/01/2022(3)	60,000	61,426
5.000%, 07/15/2025(3)	50,000	56,351
Massachusetts Educational Financing Authority,
2.000%, 07/01/2037 (Callable 07/01/2031)	400,000	399,794
Massachusetts State College Building Authority,
0.000%, 05/01/2028 (ETM)
(Insured by NATL)	500,000	463,293
Total Massachusetts
(Cost $984,192)		980,864	2.6%
Michigan
County of Saginaw MI,
4.000%, 11/01/2042 (Callable 11/01/2027)	280,000	315,584
Flint Hospital Building Authority,
5.000%, 07/01/2023	35,000	36,367
Michigan Finance Authority,
5.000%, 07/01/2044 (Callable 07/01/2024)	300,000	317,483
Total Michigan
(Cost $673,883)		669,434	1.8%
Minnesota
City of Maple Grove MN,
4.000%, 05/01/2037 (Callable 05/01/2027)	125,000	140,013
Housing & Redevelopment Authority
of The City of St. Paul,
5.000%, 12/01/2036 (Callable 12/01/2030)	150,000	185,035
Minnesota Housing Finance Agency,
4.250%, 01/01/2049 (Callable 01/01/2028)
(Insured by GNMA)	235,000	259,516
Zumbro Education District,
4.000%, 02/01/2041 (Callable 02/01/2031)	235,000	271,368
Total Minnesota
(Cost $832,658)		855,932	2.3%
Mississippi
City of Gulfport MS,
5.000%, 07/01/2026	100,000	116,278
County of Lafayette MS,
4.000%, 06/01/2028 (Callable 06/01/2027)	135,000	154,221
Mississippi Development Bank:
4.000%, 03/01/2035 (Callable 03/01/2028)	200,000	232,982
5.250%, 03/01/2045 (Callable 03/01/2028)	150,000	178,852
State of Mississippi,
5.000%, 10/15/2029 (Callable 10/15/2025)	120,000	138,656
Total Mississippi
(Cost $804,222)		820,989	2.2%
Missouri
City of Kansas City MO,
0.000%, 02/01/2029	100,000	87,008
Missouri Southern State University,
4.000%, 10/01/2037 (Callable 10/01/2029)
(Insured by AGM)	65,000	74,907
St. Joseph Industrial Development Authority,
2.950%, 01/01/2022	100,000	100,000
St. Louis Land Clearance for
Redevelopment Authority:
4.250%, 06/01/2026	125,000	134,208
3.875%, 10/01/2035 (Callable 10/01/2029)	160,000	158,745
Total Missouri
(Cost $546,965)		554,868	1.5%
Nebraska
Village of Boys Town NE,
3.000%, 09/01/2028	100,000	111,394
Total Nebraska
(Cost $100,000)		111,394	0.3%
Nevada
City of Sparks NV,
2.500%, 06/15/2024(3)	50,000	50,731
Henderson Public Improvement Trust,
4.000%, 01/01/2026 (Callable 07/01/2024)	200,000	213,553
Total Nevada
(Cost $251,592)		264,284	0.7%
New Hampshire
New Hampshire Health and Education
Facilities Authority,
3.150%, 04/01/2022 (Callable 01/31/2022)(3)	500,000	501,003
Total New Hampshire
(Cost $500,000)		501,003	1.3%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	85,000	90,826

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Borough of Woodbury Heights NJ,
4.000%, 12/01/2024 (Callable 01/31/2022)
(Insured by AGC)	$20,000	$20,058
Essex County Improvement Authority,
5.000%, 11/01/2027 (County Guaranteed)	100,000	122,874
New Jersey Economic Development Authority,
5.000%, 03/01/2029 (Callable 03/01/2023)	300,000	315,505
New Jersey Transportation Trust Fund Authority,
0.000%, 12/15/2026 (Insured by AMBAC)	35,000	32,971
Total New Jersey
(Cost $568,172)		582,234	1.5%
New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	100,000	96,512
Huntington Local Development Corp.,
4.000%, 07/01/2027	250,000	262,959
Metropolitan Transportation Authority:
5.000%, 05/15/2022	25,000	25,435
5.000%, 11/15/2023	50,000	54,165
0.618%, 11/01/2030
(1 Month LIBOR USD + 0.550%)
(Mandatory Tender Date 11/01/2022)(2)	25,000	25,069
Middletown City School District,
3.000%, 06/15/2034 (Callable 06/15/2024)
(Insured by ST AID)	110,000	113,642
Mount Vernon City School District,
4.000%, 12/01/2028 (Callable 12/01/2027)
(Insured by ST AID)	430,000	509,678
New York City Industrial Development Agency,
7.679%, 03/01/2025 (CPI YOY + 0.870%)
(Insured by FGIC)(2)	100,000	108,088
New York City Transitional Finance Authority,
4.000%, 07/15/2040 (Callable 07/15/2029)
(Insured by ST AID)	150,000	176,763
New York State Dormitory Authority,
5.000%, 03/15/2048 (Callable 09/15/2028)	250,000	309,089
New York State Urban Development Corp.,
5.000%, 03/15/2047 (Callable 09/15/2030)	200,000	254,212
Onondaga Civic Development Corp.,
5.000%, 10/01/2023	100,000	105,266
Town of Ramapo NY:
3.250%, 05/15/2023	100,000	99,908
3.750%, 03/01/2030 (Callable 03/01/2023)	50,000	50,037
Westchester County Local Development Corp.,
2.875%, 07/01/2026(3)	150,000	150,845
Total New York
(Cost $2,245,524)		2,341,668	6.2%
North Carolina
North Carolina Medical Care Commission,
5.000%, 01/01/2049 (Callable 01/01/2026)	250,000	280,599
Winston-Salem State University,
4.250%, 06/01/2032 (Callable 06/01/2024)	50,000	52,692
Total North Carolina
(Cost $339,549)		333,291	0.9%
North Dakota
City of Mandan ND,
3.000%, 09/01/2036 (Callable 09/01/2024)	200,000	206,379
County of Burleigh ND,
2.750%, 02/01/2022 (Callable 01/21/2022)	250,000	250,081
County of McKenzie ND,
5.000%, 08/01/2024 (Callable 08/01/2023)	100,000	105,889
Jamestown Park District,
4.000%, 07/01/2031 (Callable 07/01/2024)	100,000	106,773
University of North Dakota,
4.000%, 06/01/2051 (Callable 06/01/2030)
(Insured by AGM)	250,000	288,318
Williston Parks & Recreation District,
4.500%, 03/01/2025 (Callable 01/18/2022)	50,000	50,005
Total North Dakota
(Cost $1,001,200)		1,007,445	2.7%
Ohio
Akron Bath Copley Joint
Township Hospital District,
5.000%, 11/15/2031 (Callable 11/15/2030)	100,000	128,490
Cleveland-Cuyahoga County Port Authority:
5.000%, 08/01/2025 (Callable 08/01/2024)	160,000	177,607
5.000%, 07/01/2028	250,000	306,947
County of Montgomery OH,
3.000%, 08/01/2034 (Callable 02/01/2031)	100,000	108,972
Cuyahoga Falls City School District,
4.000%, 12/01/2051 (Callable 06/01/2028)
(Insured by BAM)	250,000	286,740
Northeast Ohio Medical University,
4.000%, 12/01/2045 (Callable 12/01/2030)	225,000	254,435
Ohio Higher Educational Facility Commission,
3.740%, 12/01/2023 (CPI YOY + 1.120%)
(Insured by FGIC) (2)	170,000	179,621
Ohio Housing Finance Agency,
3.750%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	65,000	71,723
Ohio Turnpike & Infrastructure Commission,
0.000%, 02/15/2034 (Callable 02/15/2031)(5)	75,000	94,386
Port of Greater Cincinnati Development Authority:
3.000%, 05/01/2023 (Callable 05/01/2022)	100,000	100,397
5.000%, 04/01/2030	125,000	159,728
Village of Bluffton OH,
4.000%, 12/01/2032 (Callable 12/01/2027)	160,000	182,557
Warren County Port Authority,
4.000%, 12/01/2053 (Callable 12/01/2031)	100,000	104,751
Total Ohio
(Cost $2,106,161)		2,156,354	5.7%
Oklahoma
Norman Regional Hospital Authority,
5.000%, 09/01/2037 (Callable 09/01/2027)	25,000	29,736
Tulsa Industrial Authority:
5.000%, 10/01/2022	100,000	102,524
5.000%, 10/01/2023	25,000	26,427
Total Oklahoma
(Cost $156,090)		158,687	0.4%
Oregon
Clackamas Community College District,
5.000%, 06/15/2038 (Callable 06/15/2027)(5)	100,000	120,748
Clackamas County Hospital Facility Authority,
5.000%, 05/15/2024	165,000	175,620
Salem Hospital Facility Authority,
5.000%, 05/15/2034 (Callable 05/15/2029)	50,000	62,943
Total Oregon
(Cost $339,250)		359,311	1.0%
Pennsylvania
Allentown City School District,
1.000%, 03/31/2022 (Callable 01/03/2022)
(Insured by ST AID)	200,000	200,000
Bucks County Industrial Development Authority,
3.750%, 09/15/2043 (Callable 09/15/2023)	130,000	134,210
The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Chester County Industrial Development Authority,
5.000%, 08/01/2035 (Callable 08/01/2023)	$135,000	$139,479
Commonwealth of Pennsylvania,
3.750%, 03/01/2039 (Callable 03/01/2028)
(Insured by AGM)	120,000	136,090
Delaware County Authority,
4.000%, 10/01/2022	90,000	92,156
Delaware Valley Regional Finance Authority,
0.590%, 09/01/2048 (SIFMA Municipal Swap
Index + 0.530%) (Callable 09/01/2022)
(Mandatory Tender Date 09/01/2023)(2)	150,000	150,401
East Hempfield Township Industrial
Development Authority,
5.000%, 07/01/2025 (ETM)	120,000	130,384
Lancaster County Hospital Authority,
5.000%, 11/01/2040 (Callable 11/01/2029)	275,000	343,121
Montgomery County Industrial
Development Authority,
5.000%, 11/15/2036 (Callable 11/15/2026)	150,000	175,457
Pennsylvania Higher Educational
Facilities Authority:
5.000%, 01/01/2025 (Callable 01/31/2022)	90,000	90,313
5.000%, 05/01/2031 (Callable 05/01/2026)	25,000	29,368
5.000%, 07/01/2035 (Callable 07/01/2026)	100,000	110,739
Pennsylvania Turnpike Commission:
0.000%, 12/01/2040 (Callable 06/01/2029)(5)	75,000	83,968
5.000%, 12/01/2048 (Callable 12/01/2028)	40,000	49,323
Philadelphia Authority for Industrial Development,
3.500%, 12/01/2036 (Callable 12/01/2028)	100,000	111,921
Reading School District,
0.000%, 01/15/2029 (Insured by NATL)	100,000	87,783
Ridley School District,
4.000%, 11/15/2036 (Callable 11/15/2029)
(Insured by AGM)	100,000	118,186
Sayre Health Care Facilities Authority,
0.944%, 12/01/2031 (3 Month LIBOR
USD + 0.830%) (Callable 01/31/2022)(2)	165,000	164,595
State Public School Building Authority,
0.000%, 05/15/2030 (Insured by NATL)	200,000	171,805
Total Pennsylvania
(Cost $2,448,183)		2,519,299	6.7%
Rhode Island
Rhode Island Turnpike & Bridge Authority,
4.000%, 10/01/2036 (Callable 10/01/2029)	125,000	146,603
Total Rhode Island
(Cost $137,661)		146,603	0.4%
South Carolina
Florence-Darlington Commission
for Technical Education,
5.000%, 03/01/2024 (Callable 09/01/2023)	100,000	107,494
Patriots Energy Group Financing Agency,
4.000%, 10/01/2048 (Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(1)	65,000	69,316
Scago Educational Facilities Corp.
for Spartanburg School District No. 1,
3.375%, 06/01/2030 (Callable 06/01/2025)	100,000	106,522
South Carolina Jobs-Economic
Development Authority:
4.000%, 08/15/2030 (Callable 08/15/2026)	100,000	111,042
5.250%, 08/15/2033 (Callable 08/15/2026)	150,000	173,507
South Carolina State Housing
Finance & Development Authority,
3.800%, 07/01/2034 (Callable 01/01/2022)
(Insured by GNMA)	20,000	20,000
Spartanburg County School District No. 7,
5.000%, 03/01/2037 (Callable 03/01/2029)	150,000	189,391
Town of Lexington SC,
4.000%, 04/01/2032 (Callable 04/01/2029)(6)	100,000	117,997
Total South Carolina
(Cost $863,753)		895,269	2.4%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	125,000	140,909
Total South Dakota
(Cost $132,932)		140,909	0.4%
Tennessee
City of Memphis TN,
4.000%, 12/01/2035 (Callable 12/01/2026)	125,000	142,884
Total Tennessee
(Cost $142,360)		142,884	0.4%
Texas
Abilene Convention Center
Hotel Development Corp.,
5.000%, 10/01/2050 (Callable 10/01/2031)(3)	250,000	275,132
Arlington Higher Education Finance Corp.,
4.000%, 08/01/2033
(Callable 08/01/2028) (PSF Guaranteed)	125,000	145,581
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2035 (Callable 10/01/2027)	100,000	114,892
Brazoria County Toll Road Authority,
0.000%, 03/01/2038 (Callable 03/01/2030)
(County Guaranteed)(5)	55,000	56,416
Brazos Higher Education Authority, Inc.,
2.350%, 04/01/2040 (Callable 04/01/2030)	30,000	30,153
City of Bryan TX,
4.000%, 07/01/2043 (Callable 07/01/2031)
(Insured by BAM)	300,000	355,826
City of Magnolia TX,
5.700%, 09/01/2046(3)	50,000	57,481
Clifton Higher Education Finance Corp.,
5.750%, 08/15/2038 (Callable 08/15/2025)	10,000	11,368
County of Tom Green TX,
3.750%, 02/01/2038 (Callable 02/01/2025)	200,000	212,734
Gulfgate Redevelopment Authority,
4.000%, 09/01/2031 (Callable 09/01/2030)
(Insured by AGM)	170,000	196,047
Harris County Cultural Education
Facilities Finance Corp.,
0.630%, 12/01/2049 (SIFMA Municipal
Swap Index + 0.570%) (Callable 06/01/2024)
(Mandatory Tender Date 12/04/2024)(2)	40,000	40,150
Lower Colorado River Authority,
5.000%, 05/15/2040 (Callable 05/15/2025)	75,000	84,902
Matagorda County Navigation District No. 1,
4.400%, 05/01/2030 (Insured by AMBAC)	70,000	83,818
North Texas Tollway Authority,
4.000%, 01/01/2044 (Callable 01/01/2029)	250,000	289,532
Royse City Independent School District,
4.000%, 02/15/2046
(Callable 02/15/2030) (PSF Guaranteed)	500,000	589,760
San Antonio Education Facilities Corp.,
5.000%, 10/01/2051 (Callable 10/01/2031)	100,000	107,079
Tarrant County Cultural Education
Facilities Finance Corp.,
2.250%, 11/15/2025	150,000	158,303

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2021

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Texas Municipal Gas Acquisition
& Supply Corp. I,
6.250%, 12/15/2026	$75,000	$87,272
Texas Municipal Gas Acquisition
and Supply Corp. II,
1.006%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	250,000	253,250
Total Texas
(Cost $3,093,685)		3,149,696	8.4%
Utah
Weber Basin Water Conservancy District,
5.000%, 10/01/2050 (Callable 10/01/2029)	205,000	256,786
Total Utah
(Cost $247,783)		256,786	0.7%
Virginia
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	150,000	185,887
Total Virginia
(Cost $182,088)		185,887	0.5%
Washington
King County Housing Authority,
4.000%, 11/01/2036 (Callable 11/01/2029)
(County Guaranteed)	200,000	235,718
Pend Oreille County Public Utility District No. 1,
5.000%, 01/01/2038 (Callable 01/01/2029)	150,000	178,592
Washington Health Care Facilities Authority,
1.460%, 01/01/2035 (SIFMA Municipal
Swap Index + 1.400%) (Callable 07/01/2024)
(Mandatory Tender Date 01/01/2025)(2)	90,000	90,439
Total Washington
(Cost $468,585)		504,749	1.3%
West Virginia
West Virginia Hospital Finance Authority,
4.000%, 01/01/2038 (Callable 01/01/2029)	75,000	85,010
Total West Virginia
(Cost $84,752)		85,010	0.2%
Wisconsin
Palmyra-Eagle Area School District,
3.000%, 03/01/2025 (Callable 03/01/2023)	75,000	75,001
Public Finance Authority:
5.000%, 07/01/2022	20,000	20,166
5.000%, 10/01/2023 (3)	75,000	80,017
5.000%, 10/01/2044 (Callable 04/01/2029)	250,000	304,074
4.000%, 03/31/2056 (Callable 09/30/2031)	300,000	329,149
4.000%, 07/01/2061 (Callable 07/01/2031)(3)	200,000	213,177
5.250%, 07/01/2061 (Callable 07/01/2031)(3)	100,000	102,784
Village of Mount Pleasant WI,
5.000%, 04/01/2048 (Callable 04/01/2028)
(Insured by BAM)	150,000	178,968
Wisconsin Center District:
0.000%, 12/15/2030 (Insured by AGM)	450,000	376,379
0.000%, 12/15/2037 (Callable 06/15/2026)
(Insured by BAM)	200,000	118,623
Wisconsin Health &
Educational Facilities Authority,
5.000%, 08/15/2039 (Callable 08/15/2024)	100,000	110,905
Wisconsin Housing &
Economic Development Authority,
3.500%, 07/01/2025 (Insured by HUD)(3)	100,000	101,581
Total Wisconsin
(Cost $1,949,758)		2,010,824	5.3%
Wyoming
Carbon County Specific Purpose
Tax Joint Powers Board,
5.000%, 06/15/2025	100,000	112,758
Total Wyoming
(Cost $109,995)		112,758	0.3%
Total Long-Term Investments
(Cost $35,788,020)		36,724,342	97.4%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 0.01%(4)	260,170	260,170
Total Short-Term Investment
(Cost $260,170)		260,170	0.7%
Total Investments
(Cost $36,048,190)		36,984,512	98.1%
Other Assets in Excess of Liabilities		718,436	1.9%
TOTAL NET ASSETS		$37,702,948	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FGIC – Financial Guaranty Insurance Company
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
CPI YOY – Consumer Price Index – Year-Over-Year
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2021.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2021, the value of these securities totaled $2,729,758, which represented 7.24% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2021.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$36,724,342	$—	$36,724,342
Total Long-Term Investments	—	36,724,342	—	36,724,342
Short-Term Investment
Money Market Mutual Fund	260,170	—	—	260,170
Total Short-Term Investment	260,170	—	—	260,170
Total Investments	$260,170	$36,724,342	$—	$36,984,512

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/21 – 12/31/21).

Actual Expenses

The third and fourth columns of the following tables provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the sixth column of the tables (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Actual vs. Hypothetical Returns

					Hypothetical
			Actual		(5% return before expenses)
		Beginning	Ending		Ending
	Fund’s Annualized	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio(1)	7/1/21	12/31/21	During Period(1)	12/31/21	During Period(1)
Baird Ultra Short Bond Fund
Institutional Class	0.15%	$1,000.00	$1,000.20	$0.76	$1,024.45	$0.77
Investor Class	0.40%	$1,000.00	$ 998.90	$2.02	$1,023.19	$2.04

Baird Short-Term Bond Fund
Institutional Class	0.30%	$1,000.00	$ 995.10	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 993.80	$2.76	$1,022.43	$2.80

Baird Intermediate Bond Fund
Institutional Class	0.30%	$1,000.00	$ 994.20	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 993.20	$2.76	$1,022.43	$2.80

Baird Aggregate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,000.10	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 998.80	$2.77	$1,022.43	$2.80

Baird Core Plus Bond Fund
Institutional Class	0.30%	$1,000.00	$1,000.10	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 999.60	$2.77	$1,022.43	$2.80

Baird Short-Term Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,000.40	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,000.10	$2.77	$1,022.43	$2.80

Baird Strategic Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,006.00	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,004.70	$2.78	$1,022.43	$2.80

Baird Quality Intermediate Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,001.00	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 999.70	$2.77	$1,022.43	$2.80

Baird Core Intermediate Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,006.10	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,004.80	$2.78	$1,022.43	$2.80

Baird Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,011.20	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,008.90	$2.78	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2021

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $6,970,257,713, $11,114,468,069,
$6,699,491,312, $39,796,630,890 and $28,922,761,963, respectively)	$6,959,320,788	$11,078,769,521	$6,737,774,942	$40,549,094,828	$29,817,248,422
Interest receivable	36,323,102	52,574,793	33,597,174	210,981,605	180,900,687
Receivable for investments sold	—	—	15,462	2,340,868	6,435,816
Receivable for Fund shares sold	419,196,774	52,698,160	14,332,069	53,575,328	71,899,702
Prepaid expenses and other assets	—	—	133,699	165,869	8,093
Total assets	7,414,840,664	11,184,042,474	6,785,853,346	40,816,158,498	30,076,492,720
LIABILITIES:
Payable for securities purchased	273,655,962	349,268,004	102,148,269	810,943,779	763,362,971
Payable for Fund shares redeemed	86,586,730	93,184,383	781,602	40,229,452	37,952,100
Payable to Advisor, net (Note 5)	582,256	2,201,707	1,413,318	8,469,321	6,221,903
Accrued administration fees (Note 5)	291,128	440,341	282,664	1,693,864	1,244,381
Accrued Rule 12b-1 fees (Note 7)	41,234	84,716	20,552	364,028	574,246
Total liabilities	361,157,310	445,179,151	104,646,405	861,700,444	809,355,601
NET ASSETS	$7,053,683,354	$10,738,863,323	$6,681,206,941	$39,954,458,054	$29,267,137,119
NET ASSETS CONSIST OF:
Paid-in capital	$7,069,734,081	$10,774,387,752	$6,646,343,538	$39,294,484,599	$28,417,169,558
Total distributable earnings (loss)	(16,050,727)	(35,524,429)	34,863,403	659,973,455	849,967,561
NET ASSETS	$7,053,683,354	$10,738,863,323	$6,681,206,941	$39,954,458,054	$29,267,137,119
INSTITUTIONAL CLASS SHARES
Net Assets	$6,889,479,256	$10,486,396,623	$6,638,995,399	$39,050,148,998	$27,654,924,107
Shares outstanding ($0.01 par value, unlimited shares authorized)	685,717,731	1,076,834,440	589,061,446	3,435,420,504	2,369,697,698
Net asset value, offering and redemption price per share	$10.05	$9.74	$11.27	$11.37	$11.67
INVESTOR CLASS SHARES
Net Assets	$164,204,098	$252,466,700	$42,211,542	$904,309,056	$1,612,213,012
Shares outstanding ($0.01 par value, unlimited shares authorized)	16,302,210	25,933,108	3,569,179	76,709,461	132,071,461
Net asset value, offering and redemption price per share	$10.07	$9.74	$11.83	$11.79	$12.21

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2021

			Baird	Baird
	Baird	Baird	Quality	Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $2,279,942,750, $353,620,932,
$1,516,737,862, $1,533,009,954 and $36,048,190, respectively)	$2,299,427,943	$356,936,905	$1,573,571,221	$1,568,329,662	$36,984,512
Interest receivable	15,891,795	2,406,326	13,644,545	11,479,458	319,097
Receivable for investments sold	3,740,398	1,476,638	–	4,631,186	290,970
Receivable for Fund shares sold	18,728,737	3,866,320	2,562,290	8,634,622	522,339
Deposits with broker for futures contracts	—	2,909	—	—	—
Total assets	2,337,788,873	364,689,098	1,589,778,056	1,593,074,928	38,116,918
LIABILITIES:
Payable for securities purchased	34,428,029	11,294,059	3,414,803	18,361,019	402,727
Payable for Fund shares redeemed	2,176,883	75,000	435,126	567,755	—
Payable to Advisor, net (Note 5)	477,997	69,118	342,217	327,332	7,829
Accrued administration fees (Note 5)	95,599	13,824	68,443	65,466	1,566
Accrued Rule 12b-1 fees (Note 7)	46,901	4,380	68,674	9,598	1,848
Accrued interest expense (Note 7)	—	—	—	708	—
Total liabilities	37,225,409	11,456,381	4,329,263	19,331,878	413,970
NET ASSETS	$2,300,563,464	$353,232,717	$1,585,448,793	$1,573,743,050	$37,702,948
NET ASSETS CONSIST OF:
Paid-in capital	$2,281,246,334	$349,772,837	$1,540,476,950	$1,538,220,887	$36,757,992
Total distributable earnings	19,317,130	3,459,880	44,971,843	35,522,163	944,956
NET ASSETS	$2,300,563,464	$353,232,717	$1,585,448,793	$1,573,743,050	$37,702,948
INSTITUTIONAL CLASS SHARES
Net Assets	$2,190,203,357	$344,970,398	$1,526,216,911	$1,531,235,968	$34,509,627
Shares outstanding ($0.01 par value, unlimited shares authorized)	210,702,796	32,129,772	128,752,160	139,678,631	3,207,370
Net asset value, offering and redemption price per share	$10.39	$10.74	$11.85	$10.96	$10.76
INVESTOR CLASS SHARES
Net Assets	$110,360,107	$8,262,319	$59,231,882	$42,507,082	$3,193,321
Shares outstanding ($0.01 par value, unlimited shares authorized)	10,635,225	769,622	4,870,922	3,879,431	297,235
Net asset value, offering and redemption price per share	$10.38	$10.74	$12.16	$10.96	$10.74

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2021

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$31,905,764	$132,478,117	$112,169,514	$707,917,283	$752,405,230
Other income	1,916	14,999	—	5,593	11,188
Total investment income	31,907,680	132,493,116	112,169,514	707,922,876	752,416,418

EXPENSES:
Investment advisory fees (Note 5)	14,988,913	24,542,398	15,259,531	90,244,084	76,408,398
Administration fees (Note 5)	2,997,783	4,908,480	3,051,906	18,048,817	15,281,680
Rule 12b-1 fees – Investor Class Shares (Note 7)	463,959	588,967	115,962	2,461,064	4,816,525
Total expenses	18,450,655	30,039,845	18,427,399	110,753,965	96,506,603
Fee waiver by Advisor (Note 5)	(8,993,348)	—	—	—	—
Net expenses	9,457,307	30,039,845	18,427,399	110,753,965	96,506,603
NET INVESTMENT INCOME	22,450,373	102,453,271	93,742,115	597,168,911	655,909,815

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,230,922	27,488,221	40,955,594	52,601,867	189,384,151
Net change in unrealized depreciation on investments	(14,371,951)	(173,584,600)	(215,729,880)	(1,137,531,781)	(1,138,368,517)
Net realized and unrealized loss on investments	(13,141,029)	(146,096,379)	(174,774,286)	(1,084,929,914)	(948,984,366)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,309,344	$(43,643,108)	$(81,032,171)	$(487,761,003)	$(293,074,551)

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2021

			Baird	Baird
	Baird	Baird	Quality	Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income	$27,158,606	$3,618,041	$32,272,303	$20,830,964	$666,753
Other income	—	748	—	—	—
Total investment income	27,158,606	3,618,789	32,272,303	20,830,964	666,753

EXPENSES:
Investment advisory fees (Note 5)	4,832,482	661,486	3,937,224	2,946,012	78,303
Administration fees (Note 5)	966,496	132,297	787,445	589,203	15,661
Interest expense (Note 6)	212	—	—	708	—
Rule 12b-1 fees – Investor Class Shares (Note 7)	248,303	20,475	134,294	68,720	7,554
Total expenses	6,047,493	814,258	4,858,963	3,604,643	101,518
NET INVESTMENT INCOME	21,111,113	2,804,531	27,413,340	17,226,321	565,235

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	149,684	1,616,758	(2,068,531)	1,382,670	229,011
Futures contracts	—	(216,434)	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(8,079,617)	1,105,024	(21,106,098)	(134,822)	229,753
Net realized and unrealized gain (loss) on investments	(7,929,933)	2,505,348	(23,174,629)	1,247,848	458,764
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,181,180	$5,309,879	$4,238,711	$18,474,169	$1,023,999

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Ultra Short Bond Fund		Baird Short-Term Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$22,450,373	$34,205,604	$102,453,271	$142,297,292
Net realized gain on investments	1,230,922	3,997,972	27,488,221	94,099,405
Net change in unrealized appreciation (depreciation) on investments	(14,371,951)	841,943	(173,584,600)	63,720,034
Net increase (decrease) in net assets resulting from operations	9,309,344	39,045,519	(43,643,108)	300,116,731

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,299,933,633	5,157,653,645	5,492,971,809	4,721,546,127
Shares issued to holders in reinvestment of distributions	27,688,154	36,864,816	125,842,179	191,263,918
Cost of shares redeemed	(4,833,276,101)	(2,349,866,576)	(3,680,208,926)	(2,673,470,942)
Net increase in net assets resulting from capital share transactions	2,494,345,686	2,844,651,885	1,938,605,062	2,239,339,103

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(28,631,822)	(37,083,722)	(136,524,302)	(203,405,971)
Investor Class	(460,082)	(1,027,965)	(2,792,875)	(4,268,709)
Total net distributions to shareholders	(29,091,904)	(38,111,687)	(139,317,177)	(207,674,680)

TOTAL INCREASE IN NET ASSETS	2,474,563,126	2,845,585,717	1,755,644,777	2,331,781,154

NET ASSETS:
Beginning of year	4,579,120,228	1,733,534,511	8,983,218,546	6,651,437,392
End of year	$7,053,683,354	$4,579,120,228	$10,738,863,323	$8,983,218,546

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Intermediate Bond Fund		Baird Aggregate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$93,742,115	$103,434,240	$597,168,911	$580,188,196
Net realized gain on investments	40,955,594	94,825,703	52,601,867	450,058,874
Net change in unrealized appreciation (depreciation) on investments	(215,729,880)	131,357,344	(1,137,531,781)	1,082,021,852
Net increase (decrease) in net assets resulting from operations	(81,032,171)	329,617,287	(487,761,003)	2,112,268,922

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,348,786,714	1,550,823,989	15,299,830,584	14,671,793,407
Shares issued to holders in reinvestment of distributions	122,042,836	150,464,993	657,560,136	897,531,339
Cost of shares redeemed	(888,077,446)	(933,016,520)	(7,696,662,317)	(6,436,143,568)
Net increase in net assets resulting from capital share transactions	1,582,752,104	768,272,462	8,260,728,403	9,133,181,178

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(139,265,211)	(170,877,181)	(705,825,312)	(957,457,896)
Investor Class	(852,632)	(1,643,514)	(16,234,426)	(28,240,671)
Total net distributions to shareholders	(140,117,843)	(172,520,695)	(722,059,738)	(985,698,567)

TOTAL INCREASE IN NET ASSETS	1,361,602,090	925,369,054	7,050,907,662	10,259,751,533

NET ASSETS:
Beginning of year	5,319,604,851	4,394,235,797	32,903,550,392	22,643,798,859
End of year	$6,681,206,941	$5,319,604,851	$39,954,458,054	$32,903,550,392

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Core Plus Bond Fund		Baird Short-Term Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$655,909,815	$649,778,639	$21,111,113	$19,158,897
Net realized gain on investments	189,384,151	377,481,315	149,684	15,898
Net change in unrealized appreciation (depreciation) on investments	(1,138,368,517)	1,156,986,439	(8,079,617)	17,888,577
Net increase (decrease) in net assets resulting from operations	(293,074,551)	2,184,246,393	13,181,180	37,063,372

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,753,907,824	9,935,514,754	1,579,197,811	1,268,274,181
Shares issued to holders in reinvestment of distributions	814,187,216	893,836,372	16,948,442	15,454,180
Cost of shares redeemed	(9,620,960,881)	(6,490,498,603)	(899,444,976)	(705,651,336)
Net increase in net assets resulting from capital share transactions	947,134,159	4,338,852,523	696,701,277	578,077,025

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(830,745,770)	(877,183,905)	(20,660,800)	(17,690,198)
Investor Class	(46,040,306)	(80,861,249)	(869,927)	(945,980)
Total net distributions to shareholders	(876,786,076)	(958,045,154)	(21,530,727)	(18,636,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(222,726,468)	5,565,053,762	688,351,730	596,504,219

NET ASSETS:
Beginning of year	29,489,863,587	23,924,809,825	1,612,211,734	1,015,707,515
End of year	$29,267,137,119	$29,489,863,587	$2,300,563,464	$1,612,211,734
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

			Baird Quality Intermediate
	Baird Strategic Municipal Bond Fund		Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$2,804,531	$1,059,938	$27,413,340	$28,199,138
Net realized gain (loss) on investments and futures contracts	1,400,324	1,286,575	(2,068,531)	(78,247)
Net change in unrealized appreciation (depreciation) on investments	1,105,024	2,171,814	(21,106,098)	29,683,436
Net increase in net assets resulting from operations	5,309,879	4,518,327	4,238,711	57,804,327

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	255,347,371	175,516,418	440,875,958	489,982,241
Shares issued to holders in reinvestment of distributions	4,371,225	1,816,257	24,562,689	24,192,861
Cost of shares redeemed	(78,612,916)	(20,666,990)	(358,030,397)	(385,275,248)
Net increase in net assets resulting from capital share transactions	181,105,680	156,665,685	107,408,250	128,899,854

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(4,397,093)	(1,794,911)	(27,021,126)	(26,280,951)
Investor Class	(108,298)	(107,286)	(799,722)	(1,218,131)
Total net distributions to shareholders	(4,505,391)	(1,902,197)	(27,820,848)	(27,499,082)

TOTAL INCREASE IN NET ASSETS	181,910,168	159,281,815	83,826,113	159,205,099

NET ASSETS:
Beginning of year	171,322,549	12,040,734	1,501,622,680	1,342,417,581
End of year	$353,232,717	$171,322,549	$1,585,448,793	$1,501,622,680

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Core Intermediate
	Municipal Bond Fund		Baird Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$17,226,321	$13,384,321	$565,235	$301,012
Net realized gain on investments	1,382,670	2,308,013	229,011	421,211
Net change in unrealized appreciation (depreciation) on investments	(134,822)	17,146,048	229,753	664,767
Net increase in net assets resulting from operations	18,474,169	32,838,382	1,023,999	1,386,990

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	915,163,434	503,302,866	18,382,948	13,623,172
Shares issued to holders in reinvestment of distributions	15,348,561	11,616,466	745,644	613,016
Cost of shares redeemed	(220,744,745)	(209,742,930)	(3,504,732)	(445,444)
Net increase in net assets resulting from capital share transactions	709,767,250	305,176,402	15,623,860	13,790,744

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(18,564,674)	(14,625,581)	(774,852)	(655,522)
Investor Class	(384,884)	(331,006)	(71,879)	(37,344)
Total net distributions to shareholders	(18,949,558)	(14,956,587)	(846,731)	(692,866)

TOTAL INCREASE IN NET ASSETS	709,291,861	323,058,197	15,801,128	14,484,868

NET ASSETS:
Beginning of year	864,451,189	541,392,992	21,901,820	7,416,952
End of year	$1,573,743,050	$864,451,189	$37,702,948	$21,901,820

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2021		2020	2019		2018	2017
Per Share Data:
Net asset value, beginning of year	$10.08		$10.06	$10.01		$10.03	$10.03
Income from investment operations:
Net investment income(1)	0.04		0.12	0.26		0.23	0.13
Net realized and unrealized gains (losses) on investments	(0.02)		0.05 (2)	0.05		(0.04)	0.00	(2)(3)
Total from investment operations	0.02		0.17	0.31		0.19	0.13
Less distributions:
Distributions from net investment income	(0.05)		(0.14)	(0.26)		(0.21)	(0.13)
Distributions from net realized gains	(0.00	)(3)	(0.01)	(0.00	)(3)	—	—
Total distributions	(0.05)		(0.15)	(0.26)		(0.21)	(0.13)
Net asset value, end of year	$10.05		$10.08	$10.06		$10.01	$10.03
Total return	0.20%		1.66%	3.11%		1.95%	1.30%
Supplemental data and ratios:
Net assets, end of year (millions)	$6,889.5		$4,456.4	$1,701.0		$1,031.5	$532.0
Ratio of expenses to average net assets	0.15%		0.15%	0.15%		0.15%	0.15%
Ratio of expenses to average net assets (before waivers)	0.30%		0.30%	0.30%		0.30%	0.30%
Ratio of net investment income to average net assets	0.38%		1.24%	2.61%		2.24%	1.31%
Ratio of net investment income to average net assets (before waivers)	0.23%		1.09%	2.46%		2.09%	1.16%
Portfolio turnover rate(4)	96%		92%	70%		66%	83%

Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2021		2020	2019		2018	2017
Per Share Data:
Net asset value, beginning of year	$10.10		$10.05	$10.00		$10.03	$10.03
Income from investment operations:
Net investment income(1)	0.01		0.10	0.24		0.20	0.11
Net realized and unrealized gains (losses) on investments	(0.01)		0.07 (2)	0.04		(0.04)	(0.01)
Total from investment operations	—		0.17	0.28		0.16	0.10
Less distributions:
Distributions from net investment income	(0.03)		(0.11)	(0.23)		(0.19)	(0.10)
Distributions from net realized gains	(0.00	)(3)	(0.01)	(0.00	)(3)	—	—
Total distributions	(0.03)		(0.12)	(0.23)		(0.19)	(0.10)
Net asset value, end of year	$10.07		$10.10	$10.05		$10.00	$10.03
Total return	(0.05)%		1.66%	2.87%		1.60%	1.05%
Supplemental data and ratios:
Net assets, end of year (millions)	$164.2		$122.7	$32.5		$15.6	$7.6
Ratio of expenses to average net assets	0.40%		0.40%	0.40%		0.40%	0.40%
Ratio of expenses to average net assets (before waivers)	0.55%		0.55%	0.55%		0.55%	0.55%
Ratio of net investment income to average net assets	0.13%		0.99%	2.36%		1.99%	1.06%
Ratio of net investment income (loss) to average net assets (before waivers)	(0.02)%		0.84%	2.21%		1.84%	0.91%
Portfolio turnover rate(4)	96%		92%	70%		66%	83%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$9.92	$9.77	$9.57	$9.64	$9.66
Income from investment operations:
Net investment income(1)	0.10	0.18	0.24	0.21	0.17
Net realized and unrealized gains (losses) on investments	(0.14)	0.23	0.20	(0.07)	(0.02)
Total from investment operations	(0.04)	0.41	0.44	0.14	0.15
Less distributions:
Distributions from net investment income	(0.11)	(0.19)	(0.24)	(0.21)	(0.17)
Distributions from net realized gains	(0.03)	(0.07)	—	—	(0.00	)(2)
Total distributions	(0.14)	(0.26)	(0.24)	(0.21)	(0.17)
Net asset value, end of year	$9.74	$9.92	$9.77	$9.57	$9.64
Total return	(0.42)%	4.23%	4.68%	1.49%	1.53%
Supplemental data and ratios:
Net assets, end of year (millions)	$10,486.4	$8,790.5	$6,469.1	$5,596.2	$5,399.7
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.05%	1.87%	2.50%	2.21%	1.73%
Portfolio turnover rate(3)	67%	64%	64%	58%	55%

Baird Short-Term Bond Fund – Investor Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$9.91	$9.77	$9.57	$9.64	$9.66
Income from investment operations:
Net investment income(1)	0.08	0.16	0.22	0.19	0.14
Net realized and unrealized gains (losses) on investments	(0.13)	0.21	0.20	(0.07)	(0.02)
Total from investment operations	(0.05)	0.37	0.42	0.12	0.12
Less distributions:
Distributions from net investment income	(0.09)	(0.16)	(0.22)	(0.19)	(0.14)
Distributions from net realized gains	(0.03)	(0.07)	—	—	(0.00	)(2)
Total distributions	(0.12)	(0.23)	(0.22)	(0.19)	(0.14)
Net asset value, end of year	$9.74	$9.91	$9.77	$9.57	$9.64
Total return	(0.57)%	3.86%	4.42%	1.24%	1.28%
Supplemental data and ratios:
Net assets, end of year (millions)	$252.5	$192.7	$182.4	$145.0	$134.9
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	0.80%	1.62%	2.25%	1.96%	1.48%
Portfolio turnover rate(3)	67%	64%	64%	58%	55%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$11.69	$11.27	$10.80	$11.01	$10.97
Income from investment operations:
Net investment income(1)	0.18	0.25	0.29	0.27	0.26
Net realized and unrealized gains (losses) on investments	(0.34)	0.58	0.46	(0.21)	0.04
Total from investment operations	(0.16)	0.83	0.75	0.06	0.30
Less distributions:
Distributions from net investment income	(0.18)	(0.25)	(0.28)	(0.27)	(0.26)
Distributions from net realized gains	(0.08)	(0.16)	—	—	(0.00	)(2)
Total distributions	(0.26)	(0.41)	(0.28)	(0.27)	(0.26)
Net asset value, end of year	$11.27	$11.69	$11.27	$10.80	$11.01
Total return	(1.41)%	7.42%	7.05%	0.58%	2.74%
Supplemental data and ratios:
Net assets, end of year (millions)	$6,639.0	$5,264.4	$4,342.1	$3,264.9	$2,902.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.54%	2.17%	2.57%	2.51%	2.32%
Portfolio turnover rate(3)	51%	37%	26%	32%	31%

Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$12.26	$11.80	$11.29	$11.50	$11.44
Income from investment operations:
Net investment income(1)	0.16	0.23	0.27	0.25	0.24
Net realized and unrealized gains (losses) on investments	(0.36)	0.61	0.50	(0.22)	0.04
Total from investment operations	(0.20)	0.84	0.77	0.03	0.28
Less distributions:
Distributions from net investment income	(0.15)	(0.22)	(0.26)	(0.24)	(0.22)
Distributions from net realized gains	(0.08)	(0.16)	—	—	(0.00	)(2)
Total distributions	(0.23)	(0.38)	(0.26)	(0.24)	(0.22)
Net asset value, end of year	$11.83	$12.26	$11.80	$11.29	$11.50
Total return	(1.68)%	7.16%	6.83%	0.30%	2.53%
Supplemental data and ratios:
Net assets, end of year (millions)	$42.2	$55.2	$52.2	$47.3	$53.9
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.29%	1.92%	2.32%	2.26%	2.07%
Portfolio turnover rate(3)	51%	37%	26%	32%	31%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$11.77	$11.21	$10.53	$10.87	$10.70
Income from investment operations:
Net investment income(1)	0.19	0.25	0.30	0.29	0.26
Net realized and unrealized gains (losses) on investments	(0.36)	0.71	0.69	(0.33)	0.19
Total from investment operations	(0.17)	0.96	0.99	(0.04)	0.45
Less distributions:
Distributions from net investment income	(0.22)	(0.27)	(0.31)	(0.30)	(0.28)
Distributions from net realized gains	(0.01)	(0.13)	—	—	—
Total distributions	(0.23)	(0.40)	(0.31)	(0.30)	(0.28)
Net asset value, end of year	$11.37	$11.77	$11.21	$10.53	$10.87
Total return	(1.46)%	8.63%	9.48%	(0.30)%	4.20%
Supplemental data and ratios:
Net assets, end of year (millions)	$39,050.1	$31,874.6	$21,857.4	$14,897.5	$13,582.8
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.66%	2.13%	2.74%	2.77%	2.40%
Portfolio turnover rate(2)	39%	35%	31%	24%	28%

Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$12.20	$11.60	$10.89	$11.23	$11.05
Income from investment operations:
Net investment income(1)	0.17	0.23	0.28	0.27	0.24
Net realized and unrealized gains (losses) on investments	(0.38)	0.74	0.71	(0.33)	0.19
Total from investment operations	(0.21)	0.97	0.99	(0.06)	0.43
Less distributions:
Distributions from net investment income	(0.19)	(0.24)	(0.28)	(0.28)	(0.25)
Distributions from net realized gains	(0.01)	(0.13)	—	—	—
Total distributions	(0.20)	(0.37)	(0.28)	(0.28)	(0.25)
Net asset value, end of year	$11.79	$12.20	$11.60	$10.89	$11.23
Total return	(1.74)%	8.42%	9.17%	(0.54)%	3.90%
Supplemental data and ratios:
Net assets, end of year (millions)	$904.3	$1,029.0	$786.4	$718.2	$825.4
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.41%	1.88%	2.49%	2.52%	2.15%
Portfolio turnover rate(2)	39%	35%	31%	24%	28%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$12.14	$11.56	$10.82	$11.22	$11.03
Income from investment operations:
Net investment income(1)	0.26	0.29	0.33	0.33	0.30
Net realized and unrealized gains (losses) on investments	(0.38)	0.72	0.75	(0.39)	0.21
Total from investment operations	(0.12)	1.01	1.08	(0.06)	0.51
Less distributions:
Distributions from net investment income	(0.28)	(0.31)	(0.34)	(0.34)	(0.32)
Distributions from net realized gains	(0.07)	(0.12)	—	—	—
Total distributions	(0.35)	(0.43)	(0.34)	(0.34)	(0.32)
Net asset value, end of year	$11.67	$12.14	$11.56	$10.82	$11.22
Total return	(1.02)%	8.80%	10.11%	(0.51)%	4.65%
Supplemental data and ratios:
Net assets, end of year (millions)	$27,654.9	$26,805.5	$21,424.9	$15,635.3	$13,920.2
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.16%	2.46%	2.95%	3.01%	2.68%
Portfolio turnover rate(2)	45%	33%	26%	26%	30%

Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$12.68	$12.05	$11.28	$11.68	$11.46
Income from investment operations:
Net investment income(1)	0.24	0.28	0.32	0.31	0.28
Net realized and unrealized gains (losses) on investments	(0.39)	0.74	0.76	(0.40)	0.23
Total from investment operations	(0.15)	1.02	1.08	(0.09)	0.51
Less distributions:
Distributions from net investment income	(0.25)	(0.28)	(0.31)	(0.31)	(0.29)
Distributions from net realized gains	(0.07)	(0.11)	—	—	—
Total distributions	(0.32)	(0.39)	(0.31)	(0.31)	(0.29)
Net asset value, end of year	$12.21	$12.68	$12.05	$11.28	$11.68
Total return	(1.23)%	8.58%	9.69%	(0.74)%	4.47%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,612.2	$2,684.3	$2,500.0	$2,171.0	$2,431.0
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.91%	2.21%	2.70%	2.76%	2.43%
Portfolio turnover rate(2)	45%	33%	26%	26%	30%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2021		2020	2019	2018		2017
Per Share Data:
Net asset value, beginning of year	$10.43		$10.26	$10.06	$10.08		$9.97
Income from investment operations:
Net investment income(1)	0.12		0.17	0.20	0.20		0.18
Net realized and unrealized gains (losses) on investments	(0.04)		0.16	0.20	(0.03)		0.10
Total from investment operations	0.08		0.33	0.40	0.17		0.28
Less distributions:
Distributions from net investment income	(0.12)		(0.16)	(0.20)	(0.19)		(0.17)
Distributions from net realized gains	(0.00	)(2)	—	—	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.12)		(0.16)	(0.20)	(0.19)		(0.17)
Net asset value, end of year	$10.39		$10.43	$10.26	$10.06		$10.08
Total return	0.74%		3.25%	3.96%	1.75%		2.84%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,190.2		$1,520.0	$926.1	$281.2		$120.9
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	1.10%		1.61%	1.96%	2.03%		1.74%
Portfolio turnover rate(3)	44%		32%	34%	107%		54%

Baird Short-Term Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2021		2020	2019	2018		2017
Per Share Data:
Net asset value, beginning of year	$10.41		$10.25	$10.04	$10.06		$9.96
Income from investment operations:
Net investment income(1)	0.09		0.14	0.17	0.18		0.15
Net realized and unrealized gains (losses) on investments	(0.03)		0.15	0.21	(0.03)		0.09
Total from investment operations	0.06		0.29	0.38	0.15		0.24
Less distributions:
Distributions from net investment income	(0.09)		(0.13)	(0.17)	(0.17)		(0.14)
Distributions from net realized gains	(0.00	)(2)	—	—	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.09)		(0.13)	(0.17)	(0.17)		(0.14)
Net asset value, end of year	$10.38		$10.41	$10.25	$10.04		$10.06
Total return	0.59%		2.90%	3.81%	1.52%		2.45%
Supplemental data and ratios:
Net assets, end of year (millions)	$110.4		$92.2	$89.6	$64.0		$4.9
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55%		0.55%
Ratio of net investment income to average net assets	0.85%		1.36%	1.71%	1.78%		1.49%
Portfolio turnover rate(3)	44%		32%	34%	107%		54%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Strategic Municipal Bond Fund – Institutional Class

			Period Ended
	Year Ended December 31,		December 31,
	2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$10.67	$10.07	$10.00
Income from investment operations:
Net investment income(2)	0.11	0.18	0.02
Net realized and unrealized gains on investments	0.14	0.66	0.07
Total from investment operations	0.25	0.84	0.09
Less distributions:
Distributions from net investment income	(0.12)	(0.17)	(0.02)
Distributions from net realized gains	(0.06)	(0.07)	—
Total distributions	(0.18)	(0.24)	(0.02)
Net asset value, end of period	$10.74	$10.67	$10.07
Total return	2.26%	8.39%	0.88	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$345.0	$164.3	$12.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30	%(4)
Ratio of net investment income to average net assets	1.07%	1.72%	1.60	%(4)
Portfolio turnover rate(5)	55%	119%	47	%(3)

Baird Strategic Municipal Bond Fund – Investor Class

			Period Ended
	Year Ended December 31,		December 31,
	2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$10.67	$10.07	$10.00
Income from investment operations:
Net investment income(2)	0.09	0.15	0.02
Net realized and unrealized gains on investments	0.13	0.67	0.06
Total from investment operations	0.22	0.82	0.08
Less distributions:
Distributions from net investment income	(0.09)	(0.15)	(0.01)
Distributions from net realized gains	(0.06)	(0.07)	—
Total distributions	(0.15)	(0.22)	(0.01)
Net asset value, end of period	$10.74	$10.67	$10.07
Total return	2.00%	8.13%	0.85	%(3)
Supplemental data and ratios:
Net assets, end of period (thousands)	$8,262.3	$6,976.1	$27.4
Ratio of expenses to average net assets	0.55%	0.55%	0.55	%(4)
Ratio of net investment income to average net assets	0.82%	1.47%	1.35	%(4)
Portfolio turnover rate(5)	55%	119%	47	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$12.03	$11.75	$11.38	$11.52	$11.43
Income from investment operations:
Net investment income(1)	0.21	0.24	0.27	0.27	0.27
Net realized and unrealized gains (losses) on investments	(0.17)	0.28	0.37	(0.14)	0.09
Total from investment operations	0.04	0.52	0.64	0.13	0.36
Less distributions:
Distributions from net investment income	(0.22)	(0.24)	(0.27)	(0.27)	(0.27)
Distributions from return of capital	—	—	—	—	(0.00	)(2)
Total distributions	(0.22)	(0.24)	(0.27)	(0.27)	(0.27)
Net asset value, end of year	$11.85	$12.03	$11.75	$11.38	$11.52
Total return	0.27%	4.43%	5.65%	1.19%	3.12%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,526.2	$1,449.2	$1,257.4	$1,009.2	$1,044.1
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.75%	2.03%	2.30%	2.39%	2.29%
Portfolio turnover rate(3)	18%	15%	20%	40%	31%

Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$12.34	$12.04	$11.66	$11.80	$11.69
Income from investment operations:
Net investment income(1)	0.18	0.22	0.24	0.25	0.24
Net realized and unrealized gains (losses) on investments	(0.18)	0.29	0.38	(0.15)	0.11
Total from investment operations	—	0.51	0.62	0.10	0.35
Less distributions:
Distributions from net investment income	(0.18)	(0.21)	(0.24)	(0.24)	(0.24)
Distributions from return of capital	—	—	—	—	(0.00	)(2)
Total distributions	(0.18)	(0.21)	(0.24)	(0.24)	(0.24)
Net asset value, end of year	$12.16	$12.34	$12.04	$11.66	$11.80
Total return	0.02%	4.23%	5.33%	0.90%	2.97%
Supplemental data and ratios:
Net assets, end of year (millions)	$59.2	$52.4	$85.1	$110.8	$107.3
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.50%	1.78%	2.05%	2.14%	2.00%
Portfolio turnover rate(3)	18%	15%	20%	40%	31%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$10.96	$10.65	$10.22	$10.32	$10.01
Income from investment operations:
Net investment income(1)	0.16	0.23	0.25	0.23	0.21
Net realized and unrealized gains (losses) on investments	0.02 (2)	0.33	0.43	(0.10)	0.30
Total from investment operations	0.18	0.56	0.68	0.13	0.51
Less distributions:
Distributions from net investment income	(0.17)	(0.22)	(0.24)	(0.23)	(0.20)
Distributions from net realized gains	(0.01)	(0.03)	(0.01)	—	—
Total distributions	(0.18)	(0.25)	(0.25)	(0.23)	(0.20)
Net asset value, end of year	$10.96	$10.96	$10.65	$10.22	$10.32
Total return	1.60%	5.26%	6.75%	1.30%	5.15%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,531.2	$842.2	$535.5	$378.1	$234.8
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.47%	2.09%	2.36%	2.30%	2.04%
Portfolio turnover rate(3)	31%	35%	38%	70%	66%

Baird Core Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$10.95	$10.64	$10.22	$10.32	$10.00
Income from investment operations:
Net investment income(1)	0.13	0.20	0.22	0.21	0.18
Net realized and unrealized gains (losses) on investments	0.03 (2)	0.33	0.43	(0.11)	0.32
Total from investment operations	0.16	0.53	0.65	0.10	0.50
Less distributions:
Distributions from net investment income	(0.14)	(0.19)	(0.22)	(0.20)	(0.18)
Distributions from net realized gains	(0.01)	(0.03)	(0.01)	—	—
Total distributions	(0.15)	(0.22)	(0.23)	(0.20)	(0.18)
Net asset value, end of year	$10.96	$10.95	$10.64	$10.22	$10.32
Total return	1.44%	5.01%	6.40%	1.05%	5.00%
Supplemental data and ratios:
Net assets, end of year (millions)	$42.5	$22.3	$5.9	$2.0	$1.7
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.22%	1.84%	2.11%	2.05%	1.79%
Portfolio turnover rate(3)	31%	35%	38%	70%	66%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Municipal Bond Fund – Institutional Class

			Period Ended
	Year Ended December 31,		December 31,
	2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$10.67	$10.10	$10.00
Income from investment operations:
Net investment income(2)	0.20	0.23	0.02
Net realized and unrealized gains on investments	0.17	0.76	0.10
Total from investment operations	0.37	0.99	0.12
Less distributions:
Distributions from net investment income	(0.20)	(0.21)	(0.02)
Distributions from net realized gains	(0.08)	(0.21)	—
Total distributions	(0.28)	(0.42)	(0.02)
Net asset value, end of period	$10.76	$10.67	$10.10
Total return	3.46%	9.95%	1.19	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$34.5	$20.3	$7.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30	%(4)
Ratio of net investment income to average net assets	1.83%	2.20%	1.69	%(4)
Portfolio turnover rate(5)	38%	124%	46	%(3)

Baird Municipal Bond Fund – Investor Class

			Period Ended
	Year Ended December 31,		December 31,
	2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$10.66	$10.10	$10.00
Income from investment operations:
Net investment income(2)	0.17	0.21	0.02
Net realized and unrealized gains on investments	0.16	0.75	0.10
Total from investment operations	0.33	0.96	0.12
Less distributions:
Distributions from net investment income	(0.17)	(0.19)	(0.02)
Distributions from net realized gains	(0.08)	(0.21)	—
Total distributions	(0.25)	(0.40)	(0.02)
Net asset value, end of period	$10.74	$10.66	$10.10
Total return	3.12%	9.58%	1.16	%(3)
Supplemental data and ratios:
Net assets, end of period (thousands)	$3,193.3	$1,624.8	$29.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55	%(4)
Ratio of net investment income to average net assets	1.58%	1.95%	1.44	%(4)
Portfolio turnover rate(5)	38%	124%	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2021

1.	Organization

Baird Funds, Inc. (the “Company”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Strategic Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, and Baird Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), ten of the fifteen active funds in the series comprising the Company.  Pursuant to the 1940 Act, the Funds in this report are “diversified” series of the Company.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird Ultra Short Bond Fund	December 31, 2013	December 31, 2013
Baird Short-Term Bond Fund	August 31, 2004	September 19, 2012
Baird Intermediate Bond Fund	September 29, 2000	September 29, 2000
Baird Aggregate Bond Fund	September 29, 2000	September 29, 2000
Baird Core Plus Bond Fund	September 29, 2000	September 29, 2000
Baird Short-Term Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Strategic Municipal Bond Fund	November 15, 2019	November 15, 2019
Baird Quality Intermediate Municipal Bond Fund	March 30, 2001	March 30, 2001
Baird Core Intermediate Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Municipal Bond Fund	November 15, 2019	November 15, 2019

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 7.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.

The investment objective of the Baird Short-Term Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg 1-3 Year U.S. Government/Credit Bond Index. The Fund’s benchmark index, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Intermediate U.S. Government/Credit Bond Index.  The Fund’s benchmark index, the Bloomberg Intermediate U.S. Government/Credit Bond Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Aggregate Bond Index.  The Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Universal Bond Index. The Fund’s benchmark index, the Bloomberg U.S. Universal Bond Index, is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

The investment objective of the Baird Strategic Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The investment objective of the Baird Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”), require the Funds, in computing net asset value (“NAV”), to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Company is responsible for ensuring the securities are valued at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. Per GAAP, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their NAV per share as of the close of regular trading of the New York Stock Exchange (generally, 4:00 p.m. ET).

Notes to the Financial Statements
December 31, 2021

2.	Significant Accounting Policies (cont.)

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated NAV.  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Company’s Board.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Securities Purchased on a When-Issued, Delayed Delivery or Forward Commitment Basis – Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be more or less favorable than the price or yield available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and/or marketable securities at least equal in value to commitments for when-issued, delayed delivery or forward commitment securities.

c)
Unregistered Securities – The Funds own certain investment securities which are unregistered.  All of the unregistered securities held by the Funds as of December 31, 2021 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and all have been classified as liquid under the Funds’ liquidity risk management program.

The value of such securities for the Funds is as follows:

Fund	Value	% of Net Assets
Baird Ultra Short Bond Fund	$1,915,658,404	27.16%
Baird Short-Term Bond Fund	2,836,796,592	26.42%
Baird Intermediate Bond Fund	1,129,038,098	16.90%
Baird Aggregate Bond Fund	6,334,537,088	15.85%
Baird Core Plus Bond Fund	5,966,887,374	20.39%
Baird Short-Term Municipal Bond Fund	166,473,768	7.24%
Baird Strategic Municipal Bond Fund	48,381,973	13.70%
Baird Quality Intermediate Municipal Bond Fund	4,171,996	0.26%
Baird Core Intermediate Municipal Bond Fund	128,547,240	8.17%
Baird Municipal Bond Fund	2,729,758	7.24%

d)
Foreign Securities – The Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include foreign currency fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

e)
Financial Derivative Instruments – Financial derivative instruments, such as futures contracts, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

f)
Deposits with Broker – When trading derivative instruments, such as futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2021, the Baird Strategic Municipal Bond Fund had $2,909 in cash and cash equivalents on deposit with the broker for futures contracts which is presented on the Fund’s Statement of Assets and Liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

Notes to the Financial Statements
December 31, 2021

2.	Significant Accounting Policies (cont.)

These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At period end, the variation margin is shown as either a receivable or payable on the Fund’s Statement of Assets and Liabilities. The Fund expects to earn interest income on any margin deposits.

g)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2021, or for any other tax years which are open for exam. As of December 31, 2021, open tax years include the tax years ended December 31, 2018 through 2021. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

h)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

i)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on the trade date. Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

k)
Securities Transactions and Investment Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are recorded as interest income on the Statements of Operations for financial reporting purposes.

l)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

m)
New Regulatory and Accounting Pronouncements – In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements, if any.

In November 2020, the SEC adopted Rule 18f-4 under the 1940 Act and issued Release No. IC-34084, Use of Derivatives by Registered Investment Companies and Business Development Companies (“Rule 18f-4”), to govern the use of derivatives and certain related instruments by registered investment companies.  Rule 18f-4 will replace existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 will require registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program.  The compliance date for Rule 18f-4 is August 19, 2022.  When fully implemented, asset segregation and coverage practices may be impacted.  Management is currently assessing the potential impact of Rule 18f-4 for the Funds.

In October 2020, the FASB issued Accounting Standards Update 2020-08 “Codification Improvements to Subtopic 310-20, Receivables -Nonrefundable Fees and Other Costs (“ASU 2020-08”).  The ASU 2020-08 clarifies that an entity should reevaluate whether a callable debt security is within the scope of ASC paragraph 310-20-35-33 for each reporting period.  The guidance is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  Early application is not permitted.  All entities should apply ASU 2020-08 on a prospective basis as of the beginning of the period of adoption for existing or newly purchased callable debt securities.  Effective January 1, 2021, the Funds adopted ASU 2020-08 and the adoption did not have a material impact on the Funds’ financial statements.

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

n)
Other Matters – The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Notes to the Financial Statements
December 31, 2021

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird Ultra Short Bond Fund

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	706,670,026 (1)	$7,113,668,044 (1)	462,621,401	$4,663,501,345
Shares issued to shareholders in reinvestment of distributions	2,705,405	27,229,753	3,564,569	35,891,156
Shares redeemed	(465,834,447)	(4,688,653,810)	(193,156,605)	(1,944,377,181)
Net increase	243,540,984	$2,452,243,987	273,029,365	$2,755,015,320
Shares Outstanding:
Beginning of year	442,176,747		169,147,382
End of year	685,717,731		442,176,747

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	18,443,119	$186,265,589	49,156,046	$494,152,300
Shares issued to shareholders in reinvestment of distributions	45,414	458,401	96,822	973,660
Shares redeemed	(14,329,674)	(144,622,291)	(40,343,759)	(405,489,395)
Net increase	4,158,859	$42,101,699	8,909,109	$89,636,565
Shares Outstanding:
Beginning of year	12,143,351		3,234,242
End of year	16,302,210		12,143,351
Total net increase		$2,494,345,686		$2,844,651,885

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Baird Short-Term Bond Fund

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	541,846,644	$5,339,349,583	463,915,266	$4,586,770,494
Shares issued to shareholders in reinvestment of distributions	12,532,691	123,134,971	18,915,873	187,082,769
Shares redeemed	(364,097,312)	(3,588,101,413)	(258,354,649)	(2,542,726,663)
Net increase	190,282,023	$1,874,383,141	224,476,490	$2,231,126,600
Shares Outstanding:
Beginning of year	886,552,417		662,075,927
End of year	1,076,834,440		886,552,417

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	15,561,012	$153,622,226	13,605,960	$134,775,633
Shares issued to shareholders in reinvestment of distributions	275,715	2,707,208	422,979	4,181,149
Shares redeemed	(9,346,379)	(92,107,513)	(13,255,473)	(130,744,279)
Net increase	6,490,348	$64,221,921	773,466	$8,212,503
Shares Outstanding:
Beginning of year	19,442,760		18,669,294
End of year	25,933,108		19,442,760
Total net increase		$1,938,605,062		$2,239,339,103

Notes to the Financial Statements
December 31, 2021

3.	Capital Share Transactions (cont.)

Baird Intermediate Bond Fund

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	202,092,671 (1)	$2,322,166,062 (1)	131,066,832	$1,530,910,134
Shares issued to shareholders in reinvestment of distributions	10,626,575	121,195,480	12,766,632	148,834,233
Shares redeemed	(73,997,341)	(849,445,075)	(78,696,908)	(912,589,791)
Net increase	138,721,905	$1,593,916,467	65,136,556	$767,154,576
Shares Outstanding:
Beginning of year	450,339,541		385,202,985
End of year	589,061,446		450,339,541

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,200,599	$26,620,652	1,633,425	$19,913,855
Shares issued to shareholders in reinvestment of distributions	70,776	847,356	133,565	1,630,760
Shares redeemed	(3,203,719)	(38,632,371)	(1,686,067)	(20,426,729)
Net increase (decrease)	(932,344)	$(11,164,363)	80,923	$1,117,886
Shares Outstanding:
Beginning of year	4,501,523		4,420,600
End of year	3,569,179		4,501,523
Total net increase		$1,582,752,104		$768,272,462

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Baird Aggregate Bond Fund

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,299,107,235	$14,925,486,252	1,203,043,975	$14,069,540,913
Shares issued to shareholders in reinvestment of distributions	56,052,498	641,563,055	74,311,480	869,932,329
Shares redeemed	(628,479,154)	(7,215,058,879)	(518,886,091)	(6,008,637,812)
Net increase	726,680,579	$8,351,990,428	758,469,364	$8,930,835,430
Shares Outstanding:
Beginning of year	2,708,739,925		1,950,270,561
End of year	3,435,420,504		2,708,739,925

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	31,386,082	$374,344,332	49,811,927	$602,252,494
Shares issued to shareholders in reinvestment of distributions	1,347,619	15,997,081	2,276,758	27,599,010
Shares redeemed	(40,396,219)	(481,603,438)	(35,497,571)	(427,505,756)
Net increase (decrease)	(7,662,518)	$(91,262,025)	16,591,114	$202,345,748
Shares Outstanding:
Beginning of year	84,371,979		67,780,865
End of year	76,709,461		84,371,979
Total net increase		$8,260,728,403		$9,133,181,178

Baird Core Plus Bond Fund
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	779,746,048	$9,237,061,141	748,369,472	$8,949,189,350
Shares issued to shareholders in reinvestment of distributions	65,142,363	768,500,008	67,703,177	813,547,951
Shares redeemed	(683,375,828)	(8,083,597,220)	(461,624,165)	(5,485,878,150)
Net increase	161,512,583	$1,921,963,929	354,448,484	$4,276,859,151
Shares Outstanding:
Beginning of year	2,208,185,115		1,853,736,631
End of year	2,369,697,698		2,208,185,115

Notes to the Financial Statements
December 31, 2021

3.	Capital Share Transactions (cont.)

Baird Core Plus Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	41,521,715	$516,846,683	78,958,693	$986,325,404
Shares issued to shareholders in reinvestment of distributions	3,703,407	45,687,208	6,401,361	80,288,421
Shares redeemed	(124,846,487)	(1,537,363,661)	(81,049,037)	(1,004,620,453)
Net increase (decrease)	(79,621,365)	$(974,829,770)	4,311,017	$61,993,372
Shares Outstanding:
Beginning of year	211,692,826		207,381,809
End of year	132,071,461		211,692,826
Total net increase		$947,134,159		$4,338,852,523

Baird Short-Term Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	145,229,039	$1,515,263,682	111,010,726	$1,148,586,895
Shares issued to shareholders in reinvestment of distributions	1,557,066	16,218,709	1,408,880	14,571,461
Shares redeemed	(81,845,339)	(853,254,906)	(56,886,182)	(586,467,058)
Net increase	64,940,766	$678,227,485	55,533,424	$576,691,298
Shares Outstanding:
Beginning of year	145,762,030		90,228,606
End of year	210,702,796		145,762,030

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	6,141,869	$63,934,129	11,551,814	$119,687,286
Shares issued to shareholders in reinvestment of distributions	70,162	729,733	85,715	882,719
Shares redeemed	(4,436,586)	(46,190,070)	(11,522,304)	(119,184,278)
Net increase	1,775,445	$18,473,792	115,225	$1,385,727
Shares Outstanding:
Beginning of year	8,859,780		8,744,555
End of year	10,635,225		8,859,780
Total net increase		$696,701,277		$578,077,025

Baird Strategic Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	23,465,676	$252,459,481	15,288,645	$161,427,996
Shares issued to shareholders in reinvestment of distributions	400,578	4,306,615	162,489	1,723,269
Shares redeemed	(7,137,742)	(76,900,323)	(1,243,056)	(13,109,436)
Net increase	16,728,512	$179,865,773	14,208,078	$150,041,829
Shares Outstanding:
Beginning of year	15,401,260		1,193,182
End of year	32,129,772		15,401,260

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	268,897	$2,887,890	1,355,384	$14,088,422
Shares issued to shareholders in reinvestment of distributions	6,013	64,610	8,830	92,988
Shares redeemed	(159,100)	(1,712,593)	(713,127)	(7,557,554)
Net increase	115,810	$1,239,907	651,087	$6,623,856
Shares Outstanding:
Beginning of year	653,812		2,725
End of year	769,622		653,812
Total net increase		$181,105,680		$156,665,685

Notes to the Financial Statements
December 31, 2021

3.	Capital Share Transactions (cont.)

Baird Quality Intermediate Municipal Bond Fund

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	35,483,051	$423,658,386	39,063,817	$465,544,211
Shares issued to shareholders in reinvestment of distributions	1,996,768	23,789,767	1,929,063	23,033,632
Shares redeemed	(29,165,756)	(347,651,750)	(27,597,516)	(324,736,306)
Net increase	8,314,063	$99,796,403	13,395,364	$163,841,537
Shares Outstanding:
Beginning of year	120,438,097		107,042,733
End of year	128,752,160		120,438,097

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,409,837	$17,217,572	2,016,175	$24,438,030
Shares issued to shareholders in reinvestment of distributions	63,248	772,922	94,848	1,159,229
Shares redeemed	(848,015)	(10,378,647)	(4,929,837)	(60,538,942)
Net increase (decrease)	625,070	$7,611,847	(2,818,814)	$(34,941,683)
Shares Outstanding:
Beginning of year	4,245,852		7,064,666
End of year	4,870,922		4,245,852
Total net increase		$107,408,250		$128,899,854

Baird Core Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	80,705,470	$885,625,355	43,702,531	$472,813,969
Shares issued to shareholders in reinvestment of distributions	1,367,974	14,985,015	1,042,918	11,293,123
Shares redeemed	(19,257,996)	(211,074,750)	(18,165,745)	(194,263,467)
Net increase	62,815,448	$689,535,620	26,579,704	$289,843,625
Shares Outstanding:
Beginning of year	76,863,183		50,283,479
End of year	139,678,631		76,863,183

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,693,728	$29,538,079	2,881,342	$30,488,897
Shares issued to shareholders in reinvestment of distributions	33,210	363,546	29,884	323,343
Shares redeemed	(883,426)	(9,669,995)	(1,430,773)	(15,479,463)
Net increase	1,843,512	$20,231,630	1,480,453	$15,332,777
Shares Outstanding:
Beginning of year	2,035,919		555,466
End of year	3,879,431		2,035,919
Total net increase		$709,767,250		$305,176,402

Baird Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,540,495	$16,605,748	1,148,322	$11,975,672
Shares issued to shareholders in reinvestment of distributions	66,656	717,800	54,692	580,080
Shares redeemed	(300,031)	(3,245,575)	(34,206)	(363,107)
Net increase	1,307,120	$14,077,973	1,168,808	$12,192,645
Shares Outstanding:
Beginning of year	1,900,250		731,442
End of year	3,207,370		1,900,250

Notes to the Financial Statements
December 31, 2021

3.	Capital Share Transactions (cont.)

Baird Municipal Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	166,129	$1,777,200	154,179	$1,647,500
Shares issued to shareholders in reinvestment of distributions	2,590	27,844	3,093	32,936
Shares redeemed	(23,976)	(259,157)	(7,666)	(82,337)
Net increase	144,743	$1,545,887	149,606	$1,598,099
Shares Outstanding:
Beginning of year	152,492		2,886
End of year	297,235		152,492
Total net increase		$15,623,860		$13,790,744

Purchase in-kind transactions

During the year ended December 31, 2021, the Funds satisfied purchase in-kind requests made by large institutional shareholders by transferring cash and securities into the Funds. The transfers were effected in accordance with policies and procedures approved by the Board. Consideration received and shares sold were as follows:

	Year Ended December 31, 2021
		Value of Cash and
Fund	Effective Date	Securities Received	Shares Sold
Baird Ultra Short Bond Fund – Institutional Class	January 27, 2021	$44,201,852	4,385,104

Baird Intermediate Bond Fund – Institutional Class	March 29, 2021	$49,293,543	4,312,646
Baird Intermediate Bond Fund – Institutional Class	October 27, 2021	39,779,568	3,489,436
Total		$89,073,111

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments and any in-kind transactions) were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Baird Ultra Short Bond Fund	$727,870,898	$709,429,297	$4,566,399,317	$2,924,282,521
Baird Short-Term Bond Fund	4,509,917,405	3,559,893,522	3,783,154,009	2,834,992,320
Baird Intermediate Bond Fund	3,113,284,439	2,327,899,167	1,188,166,310	702,021,434
Baird Aggregate Bond Fund	13,792,267,520	8,348,581,540	8,938,297,386	5,288,993,895
Baird Core Plus Bond Fund	9,739,934,045	6,809,200,855	5,482,580,400	6,683,870,799
Baird Short-Term Municipal Bond Fund	301,990,992	225,213,367	1,085,807,545	520,082,131
Baird Strategic Municipal Bond Fund	7,224,852	7,194,516	271,644,606	102,176,423
Baird Quality Intermediate Municipal Bond Fund	37,625,469	37,663,125	328,030,836	231,783,135
Baird Core Intermediate Municipal Bond Fund	63,820,312	63,659,375	819,143,476	249,630,655
Baird Municipal Bond Fund	985,207	981,070	25,963,410	10,474,235

As of December 31, 2021, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$6,970,257,713	$11,115,134,591	$6,701,023,656	$39,875,542,176	$28,972,876,508
Gross unrealized appreciation	$426,509	$31,530,140	$94,459,950	$1,115,289,393	$1,123,861,179
Gross unrealized depreciation	(11,363,434)	(67,895,210)	(57,708,664)	(441,736,741)	(279,489,265)
Net unrealized appreciation (depreciation)	(10,936,925)	(36,365,070)	36,751,286	673,552,652	844,371,914
Undistributed ordinary income	185,651	529,992	499,462	1,195,857	1,346,649
Undistributed long-term capital gains	—	4,200,688	—	—	4,248,998
Distributable earnings	185,651	4,730,680	499,462	1,195,857	5,595,647
Other accumulated losses	(5,299,453)	(3,890,039)	(2,387,345)	(14,775,054)	—
Total distributable earnings (loss)	$(16,050,727)	$(35,524,429)	$34,863,403	$659,973,455	$849,967,561

Notes to the Financial Statements
December 31, 2021

4.	Investment Transactions and Income Tax Information (cont.)

	Baird	Baird	Baird Quality	Baird Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$2,280,017,763	$353,621,341	$1,516,785,446	$1,533,048,660	$36,048,190
Gross unrealized appreciation	$22,558,479	$3,683,355	$58,056,055	$36,661,392	$995,747
Gross unrealized depreciation	(3,148,299)	(367,791)	(1,270,280)	(1,380,390)	(59,425)
Net unrealized appreciation	19,410,180	3,315,564	56,785,775	35,281,002	936,322
Undistributed ordinary income	—	101,161	—	8,419	—
Undistributed tax-exempt income	250,745	43,155	292,548	232,742	8,722
Distributable earnings	250,745	144,316	292,548	241,161	8,722
Other accumulated losses	(343,795)	—	(12,106,480)	—	(88)
Total distributable earnings	$19,317,130	$3,459,880	$44,971,843	$35,522,163	$944,956

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are due to equalization. These reclassifications have no effect on net assets or NAV per share.

For the year ended December 31, 2021, the following table shows the reclassifications made:

Fund	Total Distributable Earnings	Paid-in Capital
Baird Short-Term Bond Fund	$(1)	$1
Baird Intermediate Bond Fund	911	(911)
Distributions to Shareholders

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax components of distributions paid during the periods shown below were as follows:

	Year Ended December 31, 2021
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$29,091,904	$—	$—	$29,091,904
Baird Short-Term Bond Fund	113,615,447	25,701,730	—	139,317,177
Baird Intermediate Bond Fund	96,264,986	43,852,857	—	140,117,843
Baird Aggregate Bond Fund	680,906,564	41,153,174	—	722,059,738
Baird Core Plus Bond Fund	703,200,275	173,585,801	—	876,786,076
Baird Short-Term Municipal Bond Fund	561,733	—	20,968,994	21,530,727
Baird Strategic Municipal Bond Fund	1,909,435	—	2,595,956	4,505,391
Baird Quality Intermediate Municipal Bond Fund	1,308	—	27,819,540	27,820,848
Baird Core Intermediate Municipal Bond Fund	1,654,250	—	17,295,308	18,949,558
Baird Municipal Bond Fund	298,002	—	548,729	846,731

For the year ended December 31, 2021, the table above reflects the estimated characterization of the distributions paid based on each Fund’s operating results for the period. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

	Year Ended December 31, 2020
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$38,111,687	$—	$—	$38,111,687
Baird Short-Term Bond Fund	185,540,551	22,134,129	—	207,674,680
Baird Intermediate Bond Fund	124,544,107	47,976,588	—	172,520,695
Baird Aggregate Bond Fund	785,940,815	199,757,752	—	985,698,567
Baird Core Plus Bond Fund	778,259,758	179,785,396	—	958,045,154
Baird Short-Term Municipal Bond Fund	105,949	—	18,530,229	18,636,178
Baird Strategic Municipal Bond Fund	986,026	—	916,171	1,902,197
Baird Quality Intermediate Municipal Bond Fund	—	—	27,499,082	27,499,082
Baird Core Intermediate Municipal Bond Fund	1,187,579	810,416	12,958,592	14,956,587
Baird Municipal Bond Fund	410,515	—	282,351	692,866

The Funds in the table above designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2020 and 2021. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Notes to the Financial Statements
December 31, 2021

4.	Investment Transactions and Income Tax Information (cont.)

At December 31, 2021, the following Funds deferred, on a tax basis, post-October losses and specified losses of:

Fund	Loss Deferral
Baird Short-Term Bond Fund	$3,890,039
Baird Intermediate Bond Fund	2,387,345
Baird Aggregate Bond Fund	14,775,054
Baird Short-Term Municipal Bond Fund	343,795
Baird Municipal Bond Fund	88

At December 31, 2021, accumulated net realized capital loss carryovers, if any, were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Ultra Short Bond Fund	$4,948,359	$351,094	Indefinitely	Indefinitely
Baird Quality Intermediate Municipal Bond Fund	6,077,612	6,028,868	Indefinitely	Indefinitely

During the year ended December 31, 2021, the Baird Short-Term Municipal Bond Fund utilized capital loss carryover of $372,629.

5.	Investment Advisory, Other Agreements and Related Party Transactions

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers and employees of the Advisor are also officers of the Funds.

For Baird Ultra Short Bond Fund, the Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2023. The agreement may only be terminated prior to the end of this term by or with the consent of the Board.

For the year ended December 31, 2021, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Company on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$8,993,348

These fees are not subject to recoupment by the Advisor.

The Funds may participate in purchase and sale transactions with other Funds or accounts that have a common investment adviser or sub-adviser, commonly referred to as “cross trades.” These cross trades are executed in accordance with procedures adopted by the Funds' Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price of the security.

During the year ended December 31, 2021, the aggregate value of purchases and sales cross trades with other Funds or accounts were as follows:

			Realized
	Purchases	Sales	Gain (Loss)
Baird Aggregate Bond Fund	$874,124,066	$—	$—
Baird Core Plus Bond Fund	—	874,124,066	46,618,254

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2021 for the Funds.

The Funds may use related party broker-dealers. For the year ended December 31, 2021, there were no brokerage commissions paid to broker-dealers affiliated with the Advisor. The Advisor or its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor. For the year ended December 31, 2021, the Funds purchased the following amounts of such securities:

Fund	Purchases
Baird Ultra Short Bond Fund	$42,000,000
Baird Short-Term Municipal Bond Fund	18,440,000
Baird Quality Intermediate Municipal Bond Fund	4,810,000
Baird Core Intermediate Municipal Bond Fund	3,635,000

6.	Line of Credit

The Company maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the fifteen Funds comprising the Company a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $850,000,000 of total borrowings for the Funds comprising the Company, whichever is less. U.S. Bank charges annualized interest at the greater of zero percent and the Prime Rate minus 2.00%. As of December 31, 2021, the Prime Rate was 3.25%. The LOC matures on May 23, 2022, unless renewed. The Company has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

Notes to the Financial Statements
December 31, 2021

6.	Line of Credit (cont.)

During the year ended December 31, 2021, the Funds borrowed from the LOC as follows:

	Amount	Interest Charges	Borrowing
Fund	Borrowed	Accrued	Rate
Baird Short-Term Municipal Bond Fund	$6,100,000	$212	1.25%
Baird Core Intermediate Municipal Bond	5,100,000	708	1.25%

No other borrowings occurred during the year ended December 31, 2021 nor were any borrowings outstanding under the LOC as of December 31, 2021.

7.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.

For the year ended December 31, 2021, the Funds incurred fees pursuant to the Plan as follows:

Fund
Baird Ultra Short Bond Fund	$ 463,959
Baird Short-Term Bond Fund	588,967
Baird Intermediate Bond Fund	115,962
Baird Aggregate Bond Fund	2,461,064
Baird Core Plus Bond Fund	4,816,525
Baird Short-Term Municipal Bond Fund	248,303
Baird Strategic Municipal Bond Fund	20,475
Baird Quality Intermediate Municipal Bond Fund	134,294
Baird Core Intermediate Municipal Bond Fund	68,720
Baird Municipal Bond Fund	7,554

8.	Other Derivative Information

As a principal investment strategy, the Baird Strategic Municipal Bond Fund may invest in U.S. Treasury futures contracts for duration and yield curve management or to manage market and interest rate risk. The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, the market value of futures contracts, the diversification effects among the Fund’s open positions and the liquidity of the markets in which it trades.

The Baird Strategic Municipal Bond Fund had no outstanding futures contracts at December 31, 2021.

Management has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect a Fund’s Statement of Assets and Liabilities and Statement of Operations. Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Statement of Operations.

The following table presents the results of the derivative trading and information related to volume for the year ended December 31, 2021 for the Baird Strategic Municipal Bond Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

	Gain (Loss) from Trading
	Net	Net Change
Fund and Type of Derivative Instrument	Realized	in Unrealized
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts
Interest rate	$(216,434)	$—
Total U.S. Treasury futures contracts	$(216,434)	$—

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2021 were:

	Average Notional Amount
	Long Contracts	Short Contracts
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts	$816,731	$9,471,334

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

9.	Subsequent Events

In preparing these financial statements, management has evaluated events after December 31, 2021. There were no subsequent events since December 31, 2021, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Baird Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of Changes
Fund Name	Operations	in Net Assets	Financial Highlights
Baird Ultra Short Bond Fund, Baird Short-Term Bond	For the year ended	For the years ended	For the years ended December 31,
Fund, Baird Intermediate Bond Fund, Baird Aggregate	December 31, 2021	December 31, 2021 and 2020	2021, 2020, 2019, 2018, and 2017
Bond Fund, Baird Core Plus Bond Fund, Baird
Short-Term Municipal Bond Fund, Baird Quality
Intermediate Municipal Bond Fund, Baird Core
Intermediate Municipal Bond Fund
Baird Strategic Municipal Bond Fund,	For the year ended	For the years ended	For the years ended December 31,
Baird Municipal Bond Fund	December 31, 2021	December 31, 2021 and 2020	2021 and 2020, and for the period
from November 15, 2019
(commencement of operations)
through December 31, 2019

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2022

Directors & Officers
As of December 31, 2021 (Unaudited)

Independent Directors

John W. Feldt

Independent Director, Audit Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  79

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 57

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Wolfspeed, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

David J. Lubar

Independent Director
Term of Office: Indefinite
Length of Time Served: Since November 2021
Age: 67

c/o Lubar & Co.
833 E. Michigan Street,
Suite 1500
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years: President and CEO, Lubar & Co., Incorporated, a private investment firm, since 1983.

Number of Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Hallador Company, since 2018.

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  51

c/o Generation Growth Capital, Inc.
111 East Kilbourn Avenue, Suite 2800
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Marlyn J. Spear, CFA

Independent Director, Chair of Board
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  68

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Frederick P. Stratton, Jr.

Independent Director, Nominating Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  82

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company (2003-2020).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Directors & Officers
As of December 31, 2021 (Unaudited) (Continued)

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  65

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Co-Chief Investment Officer, Baird Advisors, a department of the Advisor, since October 2021; Chief Investment Officer, Baird Advisors (March 2000-October 2021); Managing Director, the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  68

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  49

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014.

Dustin J. Hutter

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  45

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017).

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  58

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  58

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Managing Director, the Advisor, since January 2016.

Mandy L. Hess

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  51

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005-July 2019).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  47

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-442-2473, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), comprised of directors who are not “interested persons” of the Company within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 17, 2021 and August 24, 2021 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Company on behalf of the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, Baird Strategic Municipal Bond Fund and Baird Municipal Bond Fund (the “Bond Funds” or the “Funds”).

The Board, all of whom are Independent Directors, approved the continuation of the investment advisory agreement for the Bond Funds through a process that concluded at the August 24, 2021 meeting.  In connection with the consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including a copy of the investment advisory agreement and related fee schedules, a memorandum provided by the Funds’ legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board by the Advisor, a copy of the Advisor’s Form ADV Part 1A and Form ADV Part 2 brochures and brochure supplements, financial information for Baird Financial Group, Inc. (the Advisor’s ultimate parent company), a profitability analysis, comparative information about the Funds’ performance for the applicable periods ended June 30, 2021, comparative information about management fees and expense ratios, composite performance information for similar accounts managed by the Advisor, trading information, information related to payments to financial intermediaries and other pertinent information.

The Board considered the Advisor’s 15(c) response and discussed the Funds’ operations and the nature, extent and quality of the advisory and other services provided to the Funds by the Advisor with representatives of the Advisor at the August 17, 2021 special meeting.  The Board also took into account their cumulative experience in working with the Advisor and their ongoing review of information throughout the year that was relevant to the consideration of the investment advisory agreement, including performance, asset flows, management fee and other expense information, compliance matters, business initiatives of the Advisor, information about investments made by the Advisor in personnel, technology and services that benefit the Funds and discussions with the Funds’ portfolio managers.  As part of their deliberations, the Independent Directors also met in executive session with the Funds’ legal counsel and without representatives of the Advisor present.

Based on its evaluation, the Board, including all of the Independent Directors, approved the continuation of the investment advisory agreement for the Funds for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the credentials and continuity of the portfolio management teams for the Funds and noted that the Advisor continues to add resources in support of the Funds, including investments in personnel, technology, systems, trading/operations, research capabilities and infrastructure.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board considered the Advisor’s risk management system and the Advisor’s focused risk management processes in light of the COVID-19 pandemic and the uncertain global macro environment.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, performing client servicing responsibilities, administering the Funds’ liquidity risk management program, administering the Funds’ cybersecurity program and business continuity plan, valuation support, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board noted that the Advisor’s business continuity and contingency planning and response program has been working effectively and has allowed Baird to continue to provide quality service to the Funds and their shareholders.

The Board noted the growth in net assets in each of the Funds at June 30, 2021 as compared to June 30, 2020, with strong flows in the Bond Funds.  The Board also considered the strength of the Advisor’s compliance department, including the credentials and experience of the Funds’ chief compliance officer.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2021 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered each Fund’s Lipper ranking for periods ending June 30, 2021 and Morningstar ranking.  The Board reviewed composite investment performance of Baird Advisors with respect to accounts managed by the Advisor that are comparable to the Funds, but did not consider it to be a material factor in the 15(c) process.

The Board noted that the Bond Funds have generated strong absolute and relative performance over all periods with competitive and consistent results and have generally outperformed the benchmark index.  With respect to the Quality Intermediate Municipal Bond Fund, the Board took note of the Advisor’s commentary regarding the Fund’s high-quality bias and emphasis on intermediate maturity holdings, which have impacted the Fund’s relative returns.  The Board noted that the returns of the Institutional Class of each of the Bond Funds, other than the Quality Intermediate Municipal Bond Fund, have exceeded the returns of the benchmark index over all applicable time periods and have exceeded the Lipper peer group average over all periods other than the one-year period.  The Institutional Class of the Quality Intermediate Municipal Bond Fund trailed the benchmark index for all time periods and the Lipper peer group average for almost all time periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance and the investment strategies the Advisor employs for each Fund.  The Board concluded that each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

Advisory Fees and Expenses

The Board reviewed the fee and expense information for each of the Funds, including a comparison of each Fund’s advisory fee and total net expense ratio to industry data for other mutual funds in the same Morningstar peer group.  The Board noted that each Fund’s advisory fee and net expense ratio for the Institutional Class shares are significantly lower than the average advisory fee and expense ratios for all mutual funds in the applicable Morningstar category and the net expense ratio for Investor Class shares was lower than or competitive with the category averages.  With respect to the Ultra Short Bond Fund, the Board considered the Advisor’s contractual agreement to waive management fees of 0.15% until April 30, 2022.  In addition, the Board considered that under the Administration Agreement, each of the Bond Funds pays administrative fees to the Advisor at an annual rate of 0.05% of each Fund’s average daily net assets, and the Advisor is responsible for paying all third party service provider fees, director fees and most other expenses of each Fund, excluding management fees, Rule 12b-1 fees and specified excluded expenses, such as borrowing costs, transaction fees and extraordinary expenses, which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.

The Board also considered investment management fees charged by the Advisor to other investment advisory clients, including separately managed accounts and subadvisory arrangements with unaffiliated mutual funds and a collective investment trust, but did not consider these comparisons to be a material factor given the difference in services provided and risks assumed by the Advisor as investment advisor to the Funds.

The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in other advisory and subadvisory relationships.  Those services included operational support, valuation services, administration of the Funds’ liquidity risk management program, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance staff, the operation of the Funds’ business continuity plan and cybersecurity plan, shareholder servicing and various other services.  In addition, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for other accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board concluded that the management fee and total expense ratio of each Fund were reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and administration services to the Bond Funds and a profitability analysis with respect to each Fund.  The Board considered that the Advisor’s profitability information does not reflect costs incurred for various internal support services and systems to the Funds such as IT, compliance, risk, legal and finance.  The Board reviewed the financial condition of the Advisor and its ultimate parent company and determined it to be sound. The Board concluded that the Advisor’s current level of profitability was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board reviewed asset levels for each Fund and considered whether there may be economies of scale in the management of each Fund at current levels and if its assets were to increase significantly.

The Board considered the strong growth experienced by the Funds in recent years.  The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  The Board agreed with management’s view that each Fund shares in economies of scale through the low advisory fee, which was designed to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds, and noted that this low pricing structure has been in place since the inception of each Fund.  In addition, the Board noted that the Advisor bears almost all of the Bond Funds’ expenses other than management, Rule 12b-1 and administration fees.  The Board also considered investments made by the Advisor in resources that benefit the Funds.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  Those benefits include fees received by the Advisor under the administration agreement with the Bond Funds and Rule 12b-1 fees received by the Distributor and its representatives.  The Board noted that the Advisor’s asset management and other institutional businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, the Directors, all of whom are Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.  The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-442-2473 or by accessing the Funds’ website at www.bairdfunds.com.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird Ultra Short Bond Fund	0.28%
Baird Short-Term Bond Fund	7.25%
Baird Intermediate Bond Fund	1.89%
Baird Short-Term Municipal Bond Fund	26.00%
Baird Strategic Municipal Bond Fund	88.18%
Baird Core Intermediate Municipal Bond Fund	95.02%
Baird Municipal Bond Fund	93.64%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing this notice?	Baird Funds, Inc.

What we do
How does Baird Funds, Inc.	To protect your personal information from unauthorized access and use, we use security measures that comply with
protect my personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does Baird Funds, Inc.	We collect your personal information, for example, when you
collect my personal information?	• open an account or give us your contact information
• make a wire transfer or provide account information
• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

(This Page Intentionally Left Blank.)

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-442-2473

Board of Directors
John W. Feldt
Darren R. Jackson
David J. Lubar
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Annual Report –
Baird Funds
December 31, 2021

Baird MidCap Fund
Baird Small/Mid Cap Growth Fund
Baird Equity Opportunity Fund
Chautauqua International Growth Fund
Chautauqua Global Growth Fund

Go Green.	Go Paperless.

Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
Baird MidCap Fund	2
Baird Small/Mid Cap Growth Fund	7
Baird Equity Opportunity Fund	12
Chautauqua International Growth Fund	17
Chautauqua Global Growth Fund	22
Additional Information on Fund Expenses	27
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	35
Notes to the Financial Statements	40
Report of Independent Registered Public Accounting Firm	49
Directors and Officers	50
Disclosure Regarding Approval of Investment Advisory Agreement for Baird Equity Funds	52
Disclosure Regarding Approval of the Investment Advisory Agreement
and Subadvisory Agreement for Baird Equity Opportunity Fund	54
Additional Information	56
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks: In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect. These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 28, 2022

Dear Shareholder,

As we look back on what proved to be a strong year for the equity market, I am pleased to report that the Baird Equity Funds delivered solid results for the year.

In a year of market strength, but significant economic, geopolitical, and pandemic uncertainty, our Equity Asset Management teams remain focused on delivering on your financial needs. We have spent many years building and refining our equity strategies to provide solid risk-adjusted returns that emphasize downside protection in volatile markets. Having experienced teams with time-tested strategies remains a significant competitive advantage. That expertise and talent was a contributor to the Funds’ solid performance in 2021.

Amidst the uncertain environment, the Baird Equity Funds delivered strong absolute performance, with our MidCap Fund and Small/Mid Growth Fund exceeding their respective benchmarks. The Chautauqua International Growth Fund and the Chautauqua Global Growth Fund lagged their respective benchmarks given the volatility in China during 2021. Importantly, each of these four Funds has a strong long-term track record.

Our Value Funds lagged in 2021 and had longer-term track records that did not meet our standards. During 2021, we obtained Board and shareholder approval to merge our SmallCap Value Fund with our Small/Mid Cap Value Fund and to appoint Greenhouse Funds as subadvisor to the reorganized Fund, renamed the Baird Equity Opportunity Fund. We have known the team at Greenhouse for many years and consider them to be strong investors and high-quality partners that are aligned with the Baird culture. We believe these changes, which were implemented in December, are in the best interests of our shareholders.

While much in the world continues to change, our core commitment to our investors has not. We remain dedicated to generating competitive, risk-controlled returns over full market cycles, providing competitively-priced strategies, delivering outstanding service and continuing to invest in our investment teams.

Our investment teams are committed to delivering the best possible investment results and we are grateful for the confidence and trust you have placed in us. Thank you for your continued investment in the Baird Equity Funds. We wish you health, happiness and success in 2022.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

Baird MidCap Fund
December 31, 2021 (Unaudited)

Portfolio Managers’ Commentary

For the year ended December 31, 2021, the Baird MidCap Fund Institutional Class posted a total return of 22.51% as compared to 12.73% for the Russell Midcap® Growth Index, the Fund’s benchmark index.

The U.S. equity market performed well in 2021, and we were pleased that the Fund outperformed its benchmark and produced a third consecutive year of returns in excess of 20%. A healthy employment environment, increased activity levels post a difficult 2020, and supportive monetary and fiscal policy set in motion a significant increase in demand for products and services across the economic spectrum. However, as the year progressed, the pandemic continued to negatively impact global supply chains, which resulted in a mismatch between strong demand and more-limited supply in many industries. The result: a shift higher in inflation expectations and increased anticipation that the Federal Reserve would be moved to lift short term interest rates.

The rise in inflation drove a notable shift in performance characteristics during the second half of the year. Companies exhibiting higher-quality factors, most notably companies with comparatively higher profitability, performed significantly better than companies producing low or no profitability. In fact, unprofitable companies within the benchmark collectively produced negative stock price returns in 2021. Importantly, the Fund’s underlying philosophy of investing in a mix of diversified, high-quality growth businesses, and our emphasis on strong profitability, served us well. Most sectors made a positive contribution to relative performance.

The Fund’s consumer discretionary holdings played an important role in driving relative outperformance. The positive wealth effect of a strong equity market and rising home prices, on top of additional fiscal stimulus related to the pandemic, helped support consumer spending. When a fund’s sector relative performance is very strong, it typically reflects good stock picking in several areas. This was the case in 2021, as Fund holdings in the specialty retail, apparel, home building, leisure, and restaurant industries outperformed the benchmark holdings in those same industries.

Within the technology sector, Fund holdings in key industries including computer hardware, computer services, and semiconductors, combined to deliver strong relative outperformance. The Fund also benefitted from an underweight position in the large software and services industry, which produced muted overall returns. The correlation of profitability with performance, as discussed above, was most notable in the technology sector where nearly half the sector is comprised of unprofitable companies.

The recovery in economic activity and corporate earnings played well in the industrials and materials sectors as both outpaced the overall benchmark return. We group these two sectors  given that companies in both tend to be heavily influenced by changes in the economic cycle. Holdings with exposure to areas experiencing increased activity and spending performed well and included, general manufacturing, testing and measurement for the 5G network buildout, trucking, and power transmission equipment. For the second year in a row, the standout performer in the industrials sector was a company that produces composite decking primarily for residential homes, reflecting the health of the consumer and housing market.

The Fund’s financial services investments made a modest positive contribution to relative performance. The Fund’s credit sensitive financial holdings responded well to the strengthening economy as well as prospects for interest rate increases. In addition, the Fund’s exposure to two market and investment service-related businesses more than offset weakness in a Fund holding that operates a leading electronic bond trading platform and underperformance in the insurance industry.

The healthcare sector contributed positively to relative performance with two key factors at work. First, the Fund carried higher exposure to the two best performing industry groups, medical devices and medical supplies, compared to the benchmark. Second, stock picking in those two groups was strong.  Reflecting a diverse set of end markets, Fund holdings providing veterinary and related services, treatment systems for diabetes, and equipment and supplies for biological drug processing advanced sharply. In addition, a long-time Fund holding, and provider of outsourced research services for pharmaceutical, biotechnology and other healthcare companies, delivered very strong performance.

During the year, the Fund had a single holding in each of three sectors, consumer staples, telecommunications, and real estate, owing to those sectors’ small benchmark weights. The consumer staples sector typically behaves in a more defensive manner, which tends to weigh on relative returns compared to other sectors when the equity returns are strong.  As a result, the Fund’s underweight position proved helpful to relative performance.  In telecommunications, a mid-year sale of a cable services company limited Fund exposure to the benchmark’s weakest performing sector. For the real estate sector, the Fund’s holding of a data provider to the apartment and commercial real estate markets struggled as demand for the company’s marketing services slowed in a high occupancy environment.

While the Fund’s cash position is not used tactically, with the market moving higher, even a modest cash amount held to accommodate additions to individual holdings or new investment ideas created a drag on relative performance.

The U.S. equity market delivered the best of both worlds in 2021 – a strong return accompanied by limited volatility.  The underpinnings of significant fiscal and monetary stimulus supported asset prices and spurred demand across the economic spectrum and investors benefitted.  Historically, a year with such a strong market advance and only minor declines along the way is followed by a year with more volatility and muted returns.  That outcome would not be too surprising following three years of strong double-digit increases for the benchmark and a Federal Reserve now wrestling for the first time in decades with meaningfully higher inflation.

Time will tell whether quality characteristics will continue to drive equity returns going forward as they did in the second half of 2021.  Past data indicates that the best environment for stock performance is low and stable inflation and solid corporate earnings growth.  Economic fundamentals suggest a good backdrop exists for continued earnings growth, but correctly predicting the market’s short-term direction amid a significant shift in Federal Reserve policy, not to mention the uncertain path of the pandemic, is difficult.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.  We appreciate your support.

Portfolio Managers:

Charles F. Severson, CFA
Kenneth M. Hemauer, CFA

Baird MidCap Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

A December 31, 2021 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Pool Corp.	2.9%
Tractor Supply Co.	2.6%
Keysight Technologies, Inc.	2.6%
Monolithic Power Systems, Inc.	2.5%
ICON PLC	2.5%
Generac Holdings, Inc.	2.4%
Synopsys, Inc.	2.4%
Cadence Design System, Inc.	2.4%
Microchip Technology, Inc.	2.3%
ResMed, Inc.	2.2%

Net Assets:	$2,568,025,308
Portfolio Turnover Rate:	31
Number of Equity Holdings:	55

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	0.82%
Investor Class:	1.07%	(4)

Net
Institutional Class:	0.82%
Investor Class:	1.07%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund’s total net assets as of December 31, 2021.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2021, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2023.

(4)	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/11, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	22.51%	22.96%	16.58%	10.00%
Investor Class Shares	22.25%	22.63%	16.28%	9.73%
Russell Midcap® Growth Index(2)	12.73%	19.83%	16.63%	9.09%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2021.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in equity securities (consisting of common stock, ordinary shares and ADRs) of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. The recent outbreak of violence against Ukraine by Russia may result in additional sanctions, significant market volatility, impact the price of oil and natural gas and cause additional inflationary pressures. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2021

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
HEICO Corp.	288,034	$41,540,264	1.6%
Banks
Pinnacle Financial Partners, Inc.	491,242	46,913,611	1.8%
Western Alliance Bancorp	213,498	22,983,060	0.9%
		69,896,671	2.7%
Building Products
Advanced Drainage Systems, Inc.	331,702	45,154,593	1.8%
Trex Co., Inc.(1)	363,048	49,022,372	1.9%
		94,176,965	3.7%
Capital Markets
MSCI, Inc.	75,493	46,253,806	1.8%
Commercial Services & Supplies
Copart, Inc.(1)	354,314	53,721,089	2.1%
Distributors
Pool Corp.	131,484	74,419,944	2.9%
Electrical Equipment
Generac Holdings, Inc.(1)	178,682	62,881,769	2.4%
Electronic Equipment,
Instruments & Components
CDW Corp.	236,648	48,460,778	1.9%
Keysight Technologies, Inc.(1)	320,875	66,263,896	2.6%
		114,724,674	4.5%
Food Products
Lamb Weston Holdings, Inc.	574,093	36,386,014	1.4%
Health Care Equipment & Supplies
Align Technology, Inc.(1)	54,676	35,931,974	1.4%
Cooper Cos., Inc.	100,558	42,127,768	1.6%
DexCom, Inc.(1)	92,003	49,401,011	1.9%
IDEXX Laboratories, Inc.(1)	70,109	46,163,972	1.8%
Insulet Corp.(1)	163,249	43,435,661	1.7%
ResMed, Inc.	217,087	56,546,822	2.2%
		273,607,208	10.6%
Health Care Technology
Veeva Systems, Inc.(1)	79,800	20,387,304	0.8%
Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.(1)	29,850	52,185,263	2.0%
Household Durables
DR Horton, Inc.	419,638	45,509,741	1.8%
Interactive Media & Services
Match Group, Inc.(1)	315,850	41,771,163	1.6%
Internet & Direct Marketing Retail
Etsy, Inc.(1)	150,328	32,912,812	1.3%
IT Services
Broadridge Financial Solutions, Inc.	252,381	46,140,294	1.8%
EPAM Systems, Inc.(1)	80,219	53,622,390	2.1%
Euronet Worldwide, Inc.(1)	263,986	31,459,212	1.2%
Globant SA(1)	107,556	33,782,264	1.3%
VeriSign, Inc.(1)	160,019	40,616,023	1.6%
		205,620,183	8.0%
Life Sciences Tools & Services
ICON PLC(1)(2)	204,644	63,378,247	2.5%
Repligen Corp.(1)	186,040	49,270,833	1.9%
		112,649,080	4.4%
Machinery
Graco, Inc.	467,494	37,689,366	1.5%
IDEX Corp.	189,689	44,827,305	1.7%
Ingersoll Rand, Inc.	727,352	45,001,268	1.8%
Kornit Digital Ltd.(1)(2)	155,173	23,625,089	0.9%
RBC Bearings, Inc.(1)	156,609	31,630,320	1.2%
		182,773,348	7.1%
Pharmaceuticals
Catalent, Inc.(1)	354,673	45,408,784	1.8%
Professional Services
CoStar Group, Inc.(1)	413,357	32,667,604	1.3%
TransUnion	405,101	48,036,876	1.9%
		80,704,480	3.2%
Road & Rail
J.B. Hunt Transport Services, Inc.	179,580	36,706,152	1.4%
Semiconductors &
Semiconductor Equipment
Lattice Semiconductor Corp.(1)	317,106	24,436,188	1.0%
Microchip Technology, Inc.	681,949	59,370,480	2.3%
Monolithic Power Systems, Inc.	129,929	64,097,874	2.5%
		147,904,542	5.8%
Software
ANSYS, Inc.(1)	121,195	48,613,738	1.9%
Cadence Design System, Inc.(1)	326,797	60,898,621	2.4%
NCR Corp.(1)	781,549	31,418,270	1.2%
Paycom Software, Inc.(1)	131,066	54,417,293	2.1%
PTC, Inc.(1)	293,776	35,590,962	1.4%
Synopsys, Inc.(1)	167,616	61,766,496	2.4%
Tyler Technologies, Inc.(1)	102,831	55,317,937	2.2%
		348,023,317	13.6%
Specialty Retail
Five Below, Inc.(1)	190,946	39,504,818	1.5%
Floor & Decor Holdings, Inc.(1)	350,246	45,535,483	1.8%
Tractor Supply Co.	281,513	67,169,002	2.6%
Williams-Sonoma, Inc.	217,625	36,806,916	1.4%
		189,016,219	7.3%
Textiles, Apparel & Luxury Goods
Deckers Outdoor Corp.(1)	104,326	38,215,657	1.5%
Trading Companies & Distributors
Fastenal Co.	648,988	41,574,171	1.6%
Total Common Stocks
(Cost $1,385,052,926)		2,488,970,620	96.9%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2021

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.03%(3)	78,374,745	$78,374,745	3.1%
Total Short-Term Investment
(Cost $78,374,745)		78,374,745	3.1%
Total Investments
(Cost $1,463,427,671)		2,567,345,365	100.0%
Other Assets in Excess of Liabilities		679,943	0.0%
TOTAL NET ASSETS		$2,568,025,308	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$2,488,970,620	$—	$—	$2,488,970,620
Total Equity	2,488,970,620	—	—	2,488,970,620
Short-Term Investment
Money Market Mutual Fund	78,374,745	—	—	78,374,745
Total Short-Term Investment	78,374,745	—	—	78,374,745
Total Investments*	$2,567,345,365	$—	$—	$2,567,345,365

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
December 31, 2021 (Unaudited)

Portfolio Manager's Commentary

For the year ended December 31, 2021, the Baird Small/Mid Cap Growth Fund Institutional Class posted a total return of 18.42% as compared to 5.04% for the Russell 2500® Growth Index, the Fund’s benchmark index.

The U.S. equity market performed well in 2021, and we were pleased that the Fund outperformed its benchmark for the third year in a row. A healthy employment environment, increased activity levels post a difficult 2020, and supportive monetary and fiscal policy set in motion a significant increase in demand for products and services across the economic spectrum. However, as the year progressed, the pandemic continued to negatively impact global supply chains, which resulted in a mismatch between strong demand and more-limited supply in many industries. The result: a shift higher in inflation expectations and increased anticipation that the Federal Reserve would be moved to lift short term interest rates.

The rise in inflation drove a notable shift in performance characteristics during the second half of the year. Companies exhibiting higher-quality factors, most notably companies with comparatively higher profitability, performed significantly better than companies producing low or no profitability. In fact, unprofitable companies within the benchmark collectively produced negative stock price returns in 2021. Importantly, the Fund’s underlying philosophy of investing in a mix of diversified, high-quality growth businesses (the vast majority of which are profitable) served us well. Most sectors made a positive contribution to relative performance.

The Fund’s healthcare holdings played an important role in driving relative outperformance.  Benchmark returns in the healthcare sector were negative for the year, yet the Fund’s holdings appreciated nearly 16%.  The Fund’s minimal exposure to unprofitable, early-stage biotech companies contributed to relative outperformance given the much higher weight of those businesses in the benchmark.  Strong stock picking in several sectors such as medical technology, healthcare services, and life sciences research benefited performance, particularly names that were beneficiaries of the continued presence of spending related to COVID-19 throughout the year.

Consumer discretionary also drove relative outperformance for the year.  The positive wealth effect of a strong equity market and rising home prices, on top of additional fiscal stimulus related to the pandemic, helped support consumer spending. When a fund’s sector relative performance is very strong, it typically reflects good stock picking in several areas. This was the case in 2021, as Fund holdings in the specialty retail, apparel, home building, and leisure industries outperformed the benchmark holdings in those same industries.

The recovery in economic activity and corporate earnings played well in the industrials and materials sectors as both outpaced the overall benchmark return. We group these two sectors given that companies in both tend to be heavily influenced by changes in the economic cycle. Holdings with exposure to areas experiencing increased activity and spending performed well and included, backup power generation, solar energy storage, digital printing, engineering and construction, and mobile construction site storage.  For the third year in a row, one standout performer in the industrials sector was a company that produces composite decking primarily for residential homes, reflecting the health of the consumer and housing market.

The Fund’s energy holdings also benefited from increasing economic activity, which resulted in relative outperformance in the sector.  The Fund’s benchmark is heavily weighted toward solar and other alternative energy providers, but the Fund owns holdings in both solar and traditional oil and gas exploration.

The Fund’s financial services investments made a modest negative contribution to relative performance. The Fund’s credit sensitive financial holdings responded well to the strengthening economy as well as prospects for interest rate increases. However, that was not enough to offset the lagging performance of the Fund’s insurance holding.

The technology sector was also a modest detractor to relative performance, as the Fund’s holdings slightly lagged benchmark returns.  Overall, performance was mixed based on both several strong performers, and several names that sold off along with the market towards the end of the calendar year.  Strong performers included information technology services consultants, semiconductor manufacturers, and select software providers.  Weakness came from select software companies, as well as companies that benefited from remote work trends in 2020 that slowed slightly in 2021.

Finally, several sectors in the benchmark have small overall weightings, which often results in only a single holding for the Fund, such as consumer staples, real estate, and telecommunications.  The Fund generated relative outperformance in real estate from a single position, a self-storage REIT.  The Fund’s consumer staples holding was a slight, positive contributor, and its ownership of a healthcare telecommunications company benefited the telecom sector, offset by weaker returns from a rural cable provider holding.

While the Fund’s cash position is not used tactically, with the market moving higher, even a modest cash amount held to accommodate additions to individual holdings or new investment ideas created a drag on relative performance.

The U.S. equity market delivered the best of both worlds in 2021 – a strong return accompanied by limited volatility.  The underpinnings of significant fiscal and monetary stimulus supported asset prices and spurred demand across the economic spectrum and investors benefitted.  Historically, a year with such a strong market advance and only minor declines along the way is followed by a year with more volatility and muted returns.  That outcome would not be too surprising following three years of positive returns for the benchmark and a Federal Reserve now wrestling for the first time in decades with meaningfully higher inflation.

Time will tell whether quality characteristics will continue to drive equity returns going forward as they did in the second half of 2021.  Past data indicates that the best environment for stock performance is low and stable inflation and solid corporate earnings growth.  Economic fundamentals suggest a good backdrop exists for continued earnings growth, but correctly predicting the market’s short-term direction amid a significant shift in Federal Reserve policy, not to mention the uncertain path of the pandemic, is difficult.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.  We appreciate your support.

Portfolio Manager:

Jonathan Good

Baird Small/Mid Cap Growth Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

A December 31, 2021 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Pool Corp.	3.4%
Monolithic Power Systems, Inc.	2.9%
Trex Co., Inc.	2.7%
ICON PLC	2.5%
Bio-Techne Corp.	2.4%
Endava PLC	2.4%
Floor & Decor Holdings, Inc.	2.3%
WillScot Mobile Mini Holdings Corp.	2.2%
Tyler Technologies, Inc.	2.1%
Paylocity Holding Corp.	2.1%

Net Assets:	$165,191,276
Portfolio Turnover Rate:	50%
Number of Equity Holdings:	60

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.43%
Investor Class:	1.68%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2021.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2021, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2023.

(4)	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Growth Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 10/31/18, assuming	Growth of a hypothetical investment of $10,000 made on 10/31/18, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

	Average Annual
	One	Three	Since
For the Periods Ended December 31, 2021	Year	Years	Inception(1)
Institutional Class Shares	18.42%	32.86%	26.37%
Investor Class Shares	18.10%	32.44%	25.95%
Russell 2500® Growth Index(2)	5.04%	25.09%	19.92%

(1)	For the period from October 31, 2018 (inception date) through December 31, 2021.
(2)
The Russell 2500® Growth Index measures the performance of the Small-to-Mid Cap Growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in equity securities (consisting of common stock, ordinary shares and ADRs) of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies.  Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. The recent outbreak of violence against Ukraine by Russia may result in additional sanctions, significant market volatility, impact the price of oil and natural gas and cause additional inflationary pressures. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2021

Common Stocks

			% of
	Shares	Value	Net Assets
Banks
Western Alliance Bancorp	31,205	$3,359,219	2.0%
Biotechnology
Avid Bioservices, Inc.(1)	66,132	1,929,732	1.2%
Halozyme Therapeutics, Inc.(1)	56,491	2,271,503	1.4%
Heron Therapeutics, Inc.(1)	61,601	562,417	0.3%
		4,763,652	2.9%
Building Products
Advanced Drainage Systems, Inc.	18,041	2,455,921	1.5%
Trex Co., Inc.(1)	33,215	4,485,022	2.7%
		6,940,943	4.2%
Capital Markets
Focus Financial Partners, Inc.(1)	40,763	2,434,366	1.5%
Commercial Services & Supplies
IAA, Inc.(1)	43,567	2,205,362	1.3%
Construction & Engineering
MasTec, Inc.(1)	34,240	3,159,667	1.9%
WillScot Mobile Mini Holdings Corp.(1)	87,521	3,574,358	2.2%
		6,734,025	4.1%
Distributors
Pool Corp.	10,018	5,670,188	3.4%
Electronic Equipment,
Instruments & Components
Littelfuse, Inc.	9,596	3,019,669	1.8%
Energy Equipment & Services
ChampionX Corp.(1)	70,830	1,431,474	0.9%
Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates Trust	42,393	2,933,596	1.8%
Food Products
Lamb Weston Holdings, Inc.	34,840	2,208,159	1.3%
Health Care Equipment & Supplies
CONMED Corp.	21,749	3,083,138	1.9%
Insulet Corp.(1)	6,805	1,810,606	1.1%
Masimo Corp.(1)	11,121	3,256,007	2.0%
Shockwave Medical, Inc.(1)	11,663	2,079,863	1.3%
		10,229,614	6.3%
Health Care Technology
Inspire Medical Systems, Inc.(1)	10,037	2,309,113	1.4%
Vocera Communications, Inc.(1)	34,147	2,214,091	1.3%
		4,523,204	2.7%
Household Durables
LGI Homes, Inc.(1)	16,597	2,563,905	1.6%
IT Services
DigitalOcean Holdings, Inc.(1)	20,741	1,666,125	1.0%
Endava PLC – ADR(1)(2)	23,331	3,917,741	2.4%
Globant SA(1)	10,776	3,384,634	2.0%
WNS Holdings Ltd. – ADR(1)(2)	27,841	2,456,133	1.5%
		11,424,633	6.9%
Life Sciences Tools & Services
Bio-Techne Corp.	7,601	3,932,301	2.4%
ICON PLC(1)(2)	13,144	4,070,696	2.5%
Repligen Corp.(1)	11,567	3,063,404	1.9%
		11,066,401	6.8%
Machinery
IDEX Corp.	9,452	2,233,697	1.4%
Kadant, Inc.	8,512	1,961,846	1.2%
Kornit Digital Ltd.(1)(2)	15,490	2,358,353	1.4%
Oshkosh Truck Corporation	23,599	2,659,842	1.6%
RBC Bearings, Inc.(1)	9,955	2,010,611	1.2%
Toro Co.	22,900	2,287,939	1.4%
		13,512,288	8.2%
Media
TechTarget, Inc.(1)	19,713	1,885,746	1.1%
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.	16,281	1,755,906	1.1%
Pharmaceuticals
Catalent, Inc.(1)	25,944	3,321,611	2.0%
Jazz Pharmaceuticals PLC(1)	11,361	1,447,391	0.9%
		4,769,002	2.9%
Road & Rail
Knight-Swift Transportation Holdings, Inc.	30,715	1,871,772	1.1%
Semiconductors &
Semiconductor Equipment
Enphase Energy, Inc.(1)	18,266	3,341,582	2.0%
Lattice Semiconductor Corp.(1)	38,677	2,980,450	1.8%
Monolithic Power Systems, Inc.	9,539	4,705,875	2.9%
		11,027,907	6.7%
Software
Avalara, Inc.(1)	17,662	2,280,341	1.4%
Descartes Systems Group, Inc.(1)(2)	36,137	2,987,807	1.8%
Five9, Inc.(1)	19,599	2,691,335	1.6%
NCR Corp.(1)	45,915	1,845,783	1.1%
Paycor HCM, Inc.(1)	48,265	1,390,515	0.8%
Paylocity Holding Corp.(1)	14,531	3,431,640	2.1%
PTC, Inc.(1)	23,810	2,884,582	1.7%
Q2 Holdings, Inc.(1)	21,373	1,697,871	1.0%
Qualtrics International, Inc.(1)	57,978	2,052,421	1.2%
Smartsheet, Inc.(1)	27,046	2,094,713	1.3%
Tyler Technologies, Inc.(1)	6,551	3,524,109	2.1%
		26,881,117	16.1%
Specialty Retail
Five Below, Inc.(1)	13,888	2,873,288	1.7%
Floor & Decor Holdings, Inc.(1)	29,301	3,809,423	2.3%
Leslie’s, Inc.(1)	83,081	1,965,696	1.2%
Williams-Sonoma, Inc.	13,174	2,228,119	1.4%
		10,876,526	6.6%
Textiles, Apparel & Luxury Goods
Deckers Outdoor Corp.(1)	6,954	2,547,320	1.5%
Trading Companies & Distributors
SiteOne Landscape Supply, Inc.(1)	10,804	2,617,593	1.6%
Total Common Stocks
(Cost $133,526,038)		159,253,587	96.4%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2021

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.03%(3)	7,596,879	$7,596,879	4.6%
Total Short-Term Investment
(Cost $7,596,879)		7,596,879	4.6%
Total Investments
(Cost $141,122,917)		166,850,466	101.0%
Liabilities in Excess of Other Assets		(1,659,190)	(1.0)%
TOTAL NET ASSETS		$165,191,276	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$159,253,587	$—	$—	$159,253,587
Total Equity	159,253,587	—	—	159,253,587
Short-Term Investment
Money Market Mutual Fund	7,596,879	—	—	7,596,879
Total Short-Term Investment	7,596,879	—	—	7,596,879
Total Investments*	$166,850,466	$—	$—	$166,850,466

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Equity Opportunity Fund
December 31, 2021 (Unaudited)

Portfolio Managers’ Commentary

For the year ended 2021, the Baird Equity Opportunity Fund Institutional Class posted a return of 19.40% as compared to a return of 14.82% for the Russell 2000® Index and 28.27% for the Russell 2000® Value Index. The Baird Equity Opportunity Fund was formerly known and operated as the Baird SmallCap Value Fund under the portfolio management of Baird Equity Asset Management, a division of Robert W. Baird & Co. Incorporated (“Baird”), through December 11, 2021. At a special meeting held on December 7, 2021, shareholders of the Baird SmallCap Value Fund, approved a new advisory agreement with Baird, a subadvisory agreement with Greenhouse Funds LLLP (“Greenhouse Funds”) and the reclassification of the SmallCap Value Fund as non-diversified within the meaning of the Investment Company Act of 1940. In connection with these and other changes, the Baird SmallCap Value Fund was renamed the Baird Equity Opportunity Fund. Also at a special meeting held on December 7, 2021, shareholders of the Baird Small/Mid Cap Value Fund (the “SMID Value Fund”) approved the reorganization of the SMID Value Fund with and into the SmallCap Value Fund, now known as the Baird Equity Opportunity Fund. Greenhouse Funds assumed portfolio management of the Baird Equity Opportunity Fund on December 12, 2021 and the SMID Value Fund was reorganized into the Baird Equity Opportunity Fund on December 13, 2021.  Baird remains the investment advisor to the combined Fund.  The Baird Equity Opportunity Fund’s primary benchmark is the Russell 2000® Index. The primary benchmark for the Baird SmallCap Value Fund was the Russell 2000® Value Index.

January 1, 2021 – December 11, 2021

We were pleased with the solid absolute return posted by the Baird SmallCap Value Fund, but recognize that results trailed the Fund’s benchmark. The portfolio was positioned throughout 2021 in anticipation that high-quality stocks would outperform low-quality/high-volatility stocks that had performed well in 2020. Unfortunately, during the early part of 2021, low-quality companies, many of which were unprofitable or carried higher debt levels, continued to outperform higher-quality companies in which the Fund had overweight positions, such as high-quality technology stocks, energy stocks and defensive stocks, including utilities. Further, a small number of heavily-shorted stocks, turned retail investor darlings, experienced unprecedented price growth as sustained retail investor purchases prompted additional purchasing by short sellers that needed to cover the expanded exposure of their short positions.  One memorable example of this market behavior was AMC Entertainment, which posted a total return of 1,183% for 2021. This market behavior resulted in outsized weightings and effects on the benchmark’s performance and negatively impacted the Fund’s comparative performance, particularly in the consumer discretionary sector. The Fund’s holdings in financials, notably insurance, healthcare, materials and producer durables, outperformed its benchmark and offset some of the detractors in the Fund’s portfolio.

Baird Equity Asset Management

December 12, 2021 – December 31, 2021

Fellow Shareholders,

2021 was a year of significant change in financial markets.  Economic growth normalized from the COVID-induced, bust-then-boom profile of 2020.  Inflation began to emerge as a sustainable concern given the excess demand created by several rounds of fiscal stimulus, supply chain constraints, and a surprising structural reduction in employment due to the “great resignation”.  Interest rates became untethered to zero, as the Federal Reserve acknowledged the need to curtail accommodation and more quickly raise interest rates.  The country’s political branches shifted Democratic, but the legislative tenor remained deeply—and disappointingly—divided.  Despite these meaningful changes, one thing remained constant:  the stock market pushed ever higher as surprisingly strong earnings gains more than offset the modest contraction in valuations.

For investors in the Baird Equity Opportunity Fund, 2021 brought unique changes, as well.  Two former Baird Funds—the Baird SmallCap Value Fund and the Baird SMID Value Fund—were reorganized into the current Fund.  The name of the Fund was changed to more accurately reflect the new, go-forward strategy of the Fund of opportunistically investing in both growth and value companies with the goal of driving higher and more consistent returns.  And significantly, the portfolio management of the Fund was assumed on December 12, 2021 by our small- and mid-cap investment firm, Greenhouse Funds.

I founded Greenhouse Funds in 2013, after having spent 17 years researching equities and managing portfolio assets at the Baltimore investment firm, T. Rowe Price.  More than half of our seven investment and operating partners have a shared work experience at T. Rowe Price.  Greenhouse Funds has had a strong relationship with Baird since our firm’s inception as Baird was an early investor in Greenhouse Funds and remains active on our Board of Managers.

As a privately-held, investment boutique firm, our goals are somewhat different than many larger mutual fund managers that focus on asset gathering.  We are investors, not asset gatherers.  Long-term performance is paramount to us, and we are invested alongside you.  We sincerely appreciate the trust and confidence you have placed in us by continuing your participation as shareholders in this Fund, and we will work diligently over the coming years to validate your decision to invest in the Fund.

Respectfully submitted,

Joseph M. Milano, Portfolio Manager and CIO, Greenhouse Funds

Baird Equity Opportunity Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

A December 31, 2021 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Evo Payments, Inc.	6.2%
Infinera Corp.	5.3%
Zynga, Inc.	5.2%
nVent Electric PLC	5.2%
Ingersoll Rand, Inc.	4.8%
Dropbox, Inc.	4.7%
Freeport-McMoRan Copper & Gold Inc.	4.0%
Chefs’ Warehouse Inc.	3.9%
Global Payments, Inc.	3.8%
Evolent Health, Inc.	3.8%

Net Assets:	$60,963,610
Portfolio Turnover Rate(5):	67%
Number of Equity Holdings:	33

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.64%
Investor Class:	1.89%	(4)

Net
Institutional Class:	1.25%
Investor Class:	1.50%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2021.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2021, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated December 13, 2021.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.25% of average daily net assets for the Institutional Class shares and 1.50% of average daily net assets for the Investor Class shares, at least through April 30, 2025.

(4)	Includes 0.25% 12b-1 fee.
(5)
Greenhouse Funds LLLP ("Greenhouse") was appointed as subadvisor to and assumed portfolio management of the Baird Equity Opportunity Fund (formerly known as the Baird SmallCap Value Fund) on December 12, 2021, and the Baird Small/Mid Cap Value Fund was reorganized into the Baird Equity Opportunity Fund on December 13, 2021. The cost of purchases and proceeds from sales of securities that were incurred by the Fund subsequent to Greenhouse's appointment that related to the alignment of the Fund’s portfolio with Greenhouse's investment style are excluded from the portfolio turnover rate calculation. See Note 10 of the Notes to Financial Statements for further information regarding this reorganization.

(6)	Effective December 12, 2021, the Fund changed its benchmark index from the Russell 2000® Value Index to the Russell 2000® Index.

Baird Equity Opportunity Fund(1)
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 05/01/12, assuming	Growth of a hypothetical investment of $10,000 made on 05/01/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(2)
Institutional Class Shares	19.40%	13.29%	7.48%	8.88%
Investor Class Shares	19.16%	13.03%	7.22%	8.61%
Russell 2000® Index(3)	14.82%	20.02%	12.02%	12.52%
Russell 2000® Value Index(4)	28.27%	17.99%	9.07%	11.36%

(1)
Effective December 12, 2021, the Fund changed its name from the Baird SmallCap Value Fund to the Baird Equity Opportunity Fund. In addition, Greenhouse Funds LLLP (“Greenhouse”) was appointed as subadvisor to and assumed portfolio management of the Fund.

(2)	For the period from May 1, 2012 (inception date) through December 31, 2021.
(3)
The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Effective December 12, 2021, the Fund’s primary benchmark was changed to the Russell 2000® Index, replacing the Russell 2000® Value Index, because it is a more comparative benchmark to the Fund’s principal investment strategies under Greenhouse’s management. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

(4)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund invests primarily in a select portfolio of equity securities of companies with small- to medium-market capitalizations (those with market capitalizations, at the time of purchase, of less than $20 billion). The Fund may invest up to 15% of its total assets in equity securities (consisting of common stock, ordinary shares and ADRs) of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small-capitalization companies. Small-capitalization companies often are more volatile and face greater risks than larger, more established companies.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. The recent outbreak of violence against Ukraine by Russia may result in additional sanctions, significant market volatility, impact the price of oil and natural gas and cause additional inflationary pressures. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund is “non-diversified,” meaning that it may invest a greater percentage of its assets in a smaller number of companies than a diversified mutual fund. Given Greenhouse’s opportunistic investment strategy, the Fund will generally be overweight in certain sectors and underweight in other sectors, as compared to the sector weightings in the Russell 2000® Index (the Fund’s benchmark index), based on Greenhouse’s judgment of the sectors’ relative attractiveness and its individual securities selection.

The Fund may purchase and sell (or write) call and put options. Options are subject to various types of risks, including market risk, liquidity risk, volatility risk, counterparty risk, legal risk and operations risk. With options purchased by the Fund, the risk is limited to the premium paid for the option if the underlying stock price moves in the opposite direction from desired and the option expires worthless. For options sold or written by the Fund, the primary risk is that the underlying stock price may move directionally away from the exercise price resulting in the option holder exercising the option and requiring the Fund to either deliver the securities (in the case of a call option) or pay for the securities (in the case of a put option) and recognize a significant loss.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Equity Opportunity Fund
Schedule of Investments, December 31, 2021

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Cadre Holdings, Inc.	30,359	$771,726	1.3%
Banks
Huntington Bancshares, Inc.	29,390	453,194	0.7%
Chemicals
Huntsman Corp.	30,779	1,073,571	1.8%
Quaker Chemical Corp.	5,942	1,371,295	2.2%
		2,444,866	4.0%
Communications Equipment
Infinera Corp.(1)	339,287	3,253,762	5.3%
Construction & Engineering
Valmont Industries, Inc.	7,250	1,816,125	3.0%
Consumer Finance
Green Dot Corp.(1)	55,856	2,024,221	3.3%
Electrical Equipment
nVent Electric PLC(4)	82,742	3,144,196	5.2%
Entertainment
Madison Square Garden Sports Corp.(1)	7,027	1,220,801	2.0%
Zynga, Inc.(1)	494,249	3,163,193	5.2%
		4,383,994	7.2%
Food & Staples Retailing
Chefs’ Warehouse Inc.(1)	72,166	2,403,128	3.9%
Health Care Technology
Evolent Health, Inc.(1)	83,101	2,299,405	3.8%
Insurance
Everest Re Group Ltd.	1,460	399,923	0.7%
Fidelity National Financial, Inc.	14,590	761,306	1.2%
		1,161,229	1.9%
IT Services
Evo Payments, Inc.(1)	147,948	3,787,469	6.2%
Global Payments, Inc.	17,324	2,341,858	3.8%
		6,129,327	10.0%
Leisure Products
Clarus Corp.	70,272	1,947,940	3.2%
Vista Outdoor, Inc.(1)	29,339	1,351,648	2.2%
		3,299,588	5.4%
Machinery
Ingersoll Rand, Inc.	47,031	2,909,808	4.8%
Nordson Corporation	8,282	2,114,146	3.4%
		5,023,954	8.2%
Metals & Mining
Freeport-McMoRan, Inc.	58,406	2,437,282	4.0%
Multiline Retail
Tuesday Morning Corp.(1)	428,292	976,506	1.6%
Oil, Gas & Consumable Fuels
Devon Energy Corp.	13,288	585,337	1.0%
Diamondback Energy, Inc.	10,252	1,105,678	1.8%
		1,691,015	2.8%
Professional Services
Alight, Inc.(1)	168,327	1,819,615	3.0%
Verisk Analytics, Inc.	5,367	1,227,594	2.0%
		3,047,209	5.0%
Road & Rail
Knight-Swift Transportation Holdings, Inc.	17,528	1,068,156	1.7%
Software
Blackbaud, Inc.(1)	28,409	2,243,743	3.7%
Dropbox, Inc.(1)	115,763	2,840,824	4.7%
Opera Ltd. – ADR(1)(2)	169,201	1,194,559	2.0%
Zuora, Inc.(1)	84,338	1,575,434	2.6%
		7,854,560	13.0%
Specialty Retail
OneWater Marine, Inc.	26,542	1,618,266	2.7%
Total Common Stocks
(Cost $52,793,015)		57,301,709	94.0%
Exchange Traded Fund

Other Financial Investment Activities
SPDR S&P Oil & Gas Exploration
& Production ETF	6,194	593,819	1.0%
Total Exchange Traded Fund
(Cost $594,075)		593,819	1.0%
Purchased Option Contracts
	Notional	Number of
	Amount	Contracts(5)
Call Option Contracts
Activision Blizzard, Inc.,
Exercise Price: $65.00,
Expiration: 09/16/2022(6)	$1,463,660	220	187,550	0.3%
Total Purchased
Option Contracts
(Cost $103,006)			187,550	0.3%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.03%(3)	3,633,785	3,633,785	5.9%
Total Short-Term Investment
(Cost $3,633,785)		3,633,785	5.9%
Total Investments
(Cost $57,123,881)		61,716,863	101.2%
Liabilities in Excess of Other Assets		(753,253)	(1.2)%
TOTAL NET ASSETS		$60,963,610	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
(4)	All of a portion of this security is held as collateral for options written. At December 31, 2021, the value of this collateral is $760,000.
(5)	Each contract is equivalent to 100 shares of common stock.
(6)	Held in connection with written option contracts. See Schedule of Written Option Contracts for further information.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services.

The accompanying notes are an integral part of these financial statements.

Baird Equity Opportunity Fund
Schedule of Written Option Contracts, December 31, 2021

	Notional	Number of
Written Option Contracts	Amount	Contracts(a)	Value
Put Option Contracts
Activision Blizzard, Inc., (Exercise Price: $45.00, Expiration: 09/16/2022)	$1,463,660	(220)	$(24,310)
Total Written Option Contracts (Premiums Received $46,064)			$(24,310)

(a)	Each contract is equivalent to 100 shares of common stock.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments and written option contracts as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$57,301,709	$—	$—	$57,301,709
Total Equity	57,301,709	—	—	57,301,709
Exchange Traded Fund
Exchange Traded Fund	593,819	—	—	593,819
Total Exchange Traded Fund	593,819	—	—	593,819
Purchased Option Contracts
Call Option Contracts	—	187,550	—	187,550
Total Purchased Option Contracts	—	187,550	—	187,550
Short-Term Investment
Money Market Mutual Fund	3,633,785	—	—	3,633,785
Total Short-Term Investment	3,633,785	—	—	3,633,785
Total Investments*	$61,529,313	$187,550	$—	$61,716,863
Written Option Contracts
Put Option Contracts	$—	$(24,310)	$—	$(24,310)
Total Written Option Contracts	$—	$(24,310)	$—	$(24,310)

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
December 31, 2021 (Unaudited)

Portfolio Highlights and Commentary

In 2021, the Chautauqua International Growth Fund Institutional Class returned 6.90%, underperforming the MSCI ACWI ex-U.S. Index® ND, which returned 7.82%.

The Fund typically holds a limited number (25 to 35) of companies, primarily equity securities of non-U.S. companies with medium to large market capitalizations. Stock selection was a hindrance to performance for the Chautauqua International Growth Fund, as compared to its benchmark, the MSCI ACWI ex-U.S. Index®. However, portfolio allocation was a contributor to comparative performance, helped by an overweight in the information technology sector and underweights in the consumer discretionary and communications services sectors. Investments in the information technology sector were among the most additive to the Fund’s performance, and standouts included ASML, Constellation Software, Atlassian, and Tata Consultancy Services. On the other hand, certain investments in the consumer discretionary sector were major detractors from performance, especially TAL Education, Alibaba, and Prosus. The Fund exited the position in TAL Education in the second quarter of 2021. On a regional basis, investments in North America and Asia & Pacific Basin were most additive to performance, and the standouts were Constellation Software, Fairfax Financial, Waste Connections, and Atlassian. On the other hand, an underweight to Europe was a detractor for relative performance versus the benchmark.

The U.S. was at the center of both economic developments and market developments in the first quarter. Among the highlights were a successful vaccine rollout, a new tranche of pandemic fiscal stimulus, reassurances by the Federal Reserve of continued easy monetary policies, and green shoots of an economic recovery. Financial markets responded in force. Long-term bond yields climbed in anticipation of higher economic growth and inflation, which therefore pushed discount rates higher. In one of the most severe equity market rotations in years, shares of technology and other growth stocks were battered, while shares of beaten down sectors and value stocks rose significantly. We made several adjustments prior to the wholesale growth-to-value rotation, which began in mid-February, to reduce holdings with extended valuations and increase holdings that were more attractively priced or could be cyclical beneficiaries.

Equity markets performed strongly in the second quarter. Nearly all sectors and regions benefited, though the U.S. market continued to lead relative to international developed and emerging markets. Notably, growth stocks outperformed value stocks (aside from emerging markets), which was a reversal of the trend from the first quarter, but not a complete unwind of that massive rotation.

Global equity markets were mixed in the third quarter but were generally down. The U.S. market was up modestly, developed markets were down modestly, and emerging markets were down significantly. The latter was due in large part to a sell-off in Chinese equities following broad and continuing regulatory pressures. Furthermore, September was a unique month because equity markets experienced large sell offs as inflation worries came back into focus.

With respect to managing the Fund in an inflationary environment, we have taken great care to emphasize companies that we believe have pricing power because of the mission-critical or value-add nature of their products and services. Because of these characteristics, these companies may, in inflationary environments, be able to increase prices commensurate with or above the rate of inflation (transmit pricing power), and therefore protect their profit margins. Furthermore, we have made some incremental adjustments to the Fund to emphasize companies with more attractive valuations, in light of higher market discount rates.

Global equity markets whipsawed in the fourth quarter but ultimately logged gains. The U.S. market was up significantly, developed markets were up modestly, and emerging markets were down modestly. The Federal Reserve started and then accelerated the normalization of its monetary policies, while the spread of the Omicron variant threatened to undermine the economic recovery. That back and forth, between conflicting forces, was the fuel for the dramatic gains and losses in stocks. Additionally, the regulatory environment surrounding Chinese companies remained cloudy.

The specific threat to portfolio companies in China stems from increased regulation, not just from within China itself, but also externally from the U.S. With respect to the Chinese government, the list of policy considerations is diverse and broadly encompasses socioeconomic disparities, data privacy, national security, and stronger oversight of the internet sector. With respect to the U.S. government, relations with China have weakened considerably in recent years, making way for higher levels of trade protectionism, an arms race mentality with technology, and quasi-big stick diplomacy. The abrupt ways that regulatory policies have been introduced, from both sides, have proved extremely disruptive for financial markets. In order to contain those specific risks, we actively trimmed the Fund’s exposure to China over the past year. The performance drag from holdings in China alone was substantially higher than the drag from any other grouping by sector or geographic region. Valuations for holdings in China have compressed substantially, and yet we believe these businesses still possess considerable competitive advantages and leading market positions.

Outlook

Some market participants see the Federal Reserve’s faster taper and new interest rate forecasts as signs that it has been forced into a dramatic shift in its approach. Over the short run, it may appear so. But in the long run, we believe it will not be dramatic. While it is true that the “dot plot” has unmistakably moved up for the next two years, the median forecast for interest rates in 2024 is 2.1%, and the long-run forecast of 2.5% has not changed.

Furthermore, the median forecast for personal consumption expenditure inflation is expected to dip from the most recent pace of above 5% to 2.6% in 2022, 2.3% in 2023, and 2.1% in 2024. In other words, above-target inflation is forecast to last about three years, and, assuming those forecasts come true, only one of those years would really be categorized as “especially high”, 2021.

Again, on the long-term inflation and interest rate outlook, the Federal Reserve’s median interest rate forecast is 2.1%, and its median inflation forecast is 2.1%. Thus, the real forecast interest rate then would be 0%. While the Federal Reserve officially retired the word “transitory” to describe the current inflation paradigm, in actuality, the Federal Reserve’s long-term view has not changed much at all.

Once inflation subsides, the “new normal” will probably look a lot like the “old normal”. Prior to the pandemic, this was the situation that worried many. The Federal Reserve’s median forecast for economic growth in 2024 and beyond is 2%. That sort of growth is fine but uninspiring, and the long-term headwinds of weak productivity growth and demographics will be a drag.

From a stock market perspective, historically, rate hiking cycles have been associated with positive stock market returns. That includes the Federal Reserve’s last hiking cycle between 2016 and 2019, which was temporarily challenged by the market selloff in the latter part of 2018.

On a global basis, the Organization for Economic Cooperation and Development forecasts inflation to slow to 4.4% in 2022 and 3.8% in 2023 and for economic growth to slow to 4.5% in 2022 and 3.2% in 2023. The big picture is that above-trend inflation and growth rates on the global scale will likely slow back to their pre-pandemic trendlines, just as is forecast for the U.S.

We believe our investment philosophy, which emphasizes businesses with competitive advantages and strong market positions, should continue to compound wealth at faster-than-market rates in this normalizing environment. Some of the most exciting growth areas pertain to strong secular trends, many of which are agnostic to the growth potential of any geographic region. These include our many investments in and adjacent to cloud computing, software-as-a-service, digitalization, artificial intelligence, semiconductor advancement, e-commerce, industrial automation, electric vehicles, and novel biologic and biosimilar therapies. Other exciting growth areas pertain to rapidly-expanding middle classes, broadly in emerging economies and especially in Asia, which are propelling the uptake of various consumer goods and financial products.

Lastly, valuation matters. It is a core deliberation in our investment process, alongside growth rates and returns on capital. Over the past year, we made a series of adjustments to reduce weightings in holdings with extended valuations and to increase weightings in holdings with comparatively attractive valuations or that we believe were well-suited to transmit pricing power in the inflationary environment.

Respectfully Submitted,

Portfolio Managers:

Brian Beitner, CFA
Jesse A. Flores, CFA
Haicheng Li, CFA
Nathaniel R. Velarde

Chautauqua International Growth Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

A December 31, 2021 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI ex USA Index is shown below.

Top 10 Holdings(1)

Constellation Software, Inc.	6.0%	Net Assets:	$468,830,442
Novo Nordisk A/S	5.2%	Portfolio Turnover Rate:	14%
Tata Consultancy Services Ltd.	5.1%	Number of Equity Holdings:	29
ASML Holding NV	5.0%
Waste Connections, Inc.	4.8%	Annualized Portfolio Expense Ratio(3):
DBS Group Holdings Ltd.	4.7%	Gross
Fairfax Financial Holdings Ltd.	4.6%	Institutional Class:	0.90%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.3%	Investor Class:	1.15%	(4)
Genmab A/S	4.2%
Temenos Group AG	3.9%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)	Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2021.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2021, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2023.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua International Growth Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming	Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	6.90%	23.73%	16.45%	13.38%
Investor Class Shares	6.62%	23.39%	16.14%	13.10%
MSCI ACWI ex USA Index(2)	7.82%	13.18%	9.61%	8.93%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2021.
(2)
The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses primarily on non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 65% of its total assets at the time of purchase in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. In addition, the United Kingdom withdrew from the European Union on January 31, 2020 following a June 2016 referendum referred to as “Brexit.”  Although the EU and UK agreed to a provisional trade deal in December 2020 that was later ratified by the EU Parliament and entered into force on May 1, 2021, certain post-EU arrangements remain unresolved and subject to further negotiation and agreement.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict. The recent outbreak of violence against Ukraine by Russia may result in additional sanctions, significant market volatility, impact the price of oil and natural gas and cause additional inflationary pressures. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2021

Common Stocks

			% of
	Shares	Value	Net Assets
Application Software
Atlassian Corp. PLC (United States)(1)	39,780	$15,167,716	3.2%
Temenos Group AG (Switzerland)(2)	132,871	18,315,123	3.9%
		33,482,839	7.1%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland)(2)	135,025	9,029,434	1.9%
Auto Components
Aptiv PLC (United States)(1)	28,568	4,712,292	1.0%
Automobiles
Suzuki Motor Corp. (Japan)(2)	294,953	11,374,223	2.4%
Biotechnology
BeiGene Ltd. – ADR (China)(1)	43,339	11,741,835	2.5%
Genmab A/S (Denmark)(1)(2)	49,659	19,821,543	4.2%
		31,563,378	6.7%
Capital Markets
Hong Kong Exchanges &
Clearing Ltd. (Hong Kong)(2)	134,701	7,877,851	1.7%
Diversified Banks
Bank Rakyat Indonesia Persero
Tbk PT (Indonesia)(2)	57,397,269	16,526,177	3.5%
DBS Group Holdings Ltd. (Singapore)(2)	897,897	21,746,134	4.7%
		38,272,311	8.2%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	283,079	17,226,977	3.7%
Electronic Equipment & Instruments
Keyence Corp. (Japan)(2)	29,116	18,306,924	3.9%
Environmental & Facilities Services
Waste Connections, Inc. (United States)	166,622	22,705,580	4.8%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	4,093,989	8,910,370	1.9%
Industrial Machinery
FANUC Corp. (Japan)(2)	74,598	15,856,700	3.4%
Information Technology
Constellation Software, Inc. (Canada)	15,161	28,129,142	6.0%
Internet & Direct Marketing Retail
Prosus NV (China)(1)(2)	159,994	13,251,494	2.8%
Internet Retail
Alibaba Group Holding
Ltd. – ADR (China)(1)	83,445	9,912,431	2.1%
IT Services
Adyen NV (Netherlands)(1)(2)	6,185	16,235,617	3.5%
Tata Consultancy Services Ltd. (India)(2)	472,361	23,691,526	5.1%
		39,927,143	8.6%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China)(1)(2)	673,419	7,972,543	1.7%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	44,114	21,700,064	4.6%
Pharmaceuticals
Novo Nordisk A/S – ADR (Denmark)	215,333	24,117,296	5.2%
Regional Banks
HDFC Bank Ltd. – ADR (India)	230,869	15,022,646	3.2%
Renewable Electricity
Brookfield Renewable Corp. (United States)	228,011	8,397,645	1.8%
Semiconductor Equipment
ASML Holding NV (Netherlands)	29,451	23,447,119	5.0%
Semiconductors
Taiwan Semiconductor Manufacturing
Co. Ltd. – ADR (Taiwan)	168,759	20,303,395	4.3%
Semiconductors &
Semiconductor Equipment
SolarEdge Technologies, Inc. (United States)(1)	37,173	10,429,628	2.2%
Textiles, Apparel & Luxury Goods
Kering SA (France)(2)	8,737	7,010,142	1.5%
Total Common Stocks
(Cost $325,396,769)		448,939,567	95.7%
Short-Term Investment
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.03%(3)	18,610,729	18,610,729	4.0%
Total Short-Term Investment
(Cost $18,610,729)		18,610,729	4.0%
Total Investments
(Cost $344,007,498)		467,550,296	99.7%
Other Assets in Excess of Liabilities		1,280,146	0.3%
TOTAL NET ASSETS		$468,830,442	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security – See Note 2a to the financial statements.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2021

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$215,786,789	$233,152,778	$—	$448,939,567
Total Equity	215,786,789	233,152,778	—	448,939,567
Short-Term Investment
Money Market Mutual Fund	18,610,729	—	—	18,610,729
Total Short-Term Investment	18,610,729	—	—	18,610,729
Total Investments*	$234,397,518	$233,152,778	$—	$467,550,296

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
December 31, 2021 (Unaudited)

Portfolio Highlights and Commentary

In 2021, the Chautauqua Global Growth Fund Institutional Class returned 12.93%, underperforming the MSCI ACWI Index®, which returned 18.54%.

The Fund typically holds a limited number (35 to 45) of equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations. Stock selection was a hindrance to performance for the Chautauqua Global Growth Fund, as compared to its benchmark, the MSCI ACWI Index®. However, portfolio allocation was a contributor to comparative performance, helped by overweights in the information technology and financials sectors and underweights in the consumer staples and communications services sectors. Investments in the information technology sector were among the most additive to the Fund’s performance, and standouts included Nvidia, ASML, EPAM Systems, and Constellation Software. On the other hand, certain investments in the consumer discretionary sector were major detractors from performance, especially TAL Education, Alibaba, and Prosus. The Fund exited the position in TAL Education in the second quarter of 2021. All regions detracted from the Fund’s performance overall, and the relative underweight exposure to the United States detracted from allocation effect in North America.

The U.S. was at the center of both economic developments and market developments in the first quarter. Among the highlights were a successful vaccine rollout, a new tranche of pandemic fiscal stimulus, reassurances by the Federal Reserve of continued easy monetary policies, and green shoots of an economic recovery. Financial markets responded in force. Long-term bond yields climbed in anticipation of higher economic growth and inflation, which therefore pushed discount rates higher. In one of the most severe equity market rotations in years, shares of technology and other growth stocks were battered, while shares of beaten down sectors and value stocks rose significantly. We made several adjustments prior to the wholesale growth-to-value rotation, which began in mid-February, to reduce holdings with extended valuations and increase holdings that were more attractively priced or could be cyclical beneficiaries.

Equity markets performed strongly in the second quarter. Nearly all sectors and regions benefited, though the U.S. market continued to lead relative to international developed and emerging markets. Notably, growth stocks outperformed value stocks (aside from emerging markets), which was a reversal of the trend from the first quarter, but not a complete unwind of that massive rotation.

Global equity markets were mixed in the third quarter but were generally down. The U.S. market was up modestly, developed markets were down modestly, and emerging markets were down significantly. The latter was due in large part to a sell-off in Chinese equities following broad and continuing regulatory pressures. Furthermore, September was a unique month because equity markets experienced large sell offs as inflation worries came back into focus.

With respect to managing the Fund in an inflationary environment, we have taken great care to emphasize companies that we believe have pricing power because of the mission-critical or value-add nature of their products and services. Because of these characteristics, these companies may, in inflationary environments, be able to increase prices commensurate with or above the rate of inflation (transmit pricing power), and therefore protect their profit margins. Furthermore, we have made some incremental adjustments to the Fund to emphasize companies with more attractive valuations, in light of higher market discount rates.

Global equity markets whipsawed in the fourth quarter but ultimately logged gains. The U.S. market was up significantly, developed markets were up modestly, and emerging markets were down modestly. The Federal Reserve started and then accelerated the normalization of its monetary policies, while the spread of the Omicron variant threatened to undermine the economic recovery. That back and forth, between conflicting forces, was the fuel for the dramatic gains and losses in stocks. Additionally, the regulatory environment surrounding Chinese companies remained cloudy.

The specific threat to portfolio companies in China stems from increased regulation, not just from within China itself, but also externally from the U.S. With respect to the Chinese government, the list of policy considerations is diverse and broadly encompasses socioeconomic disparities, data privacy, national security, and stronger oversight of the internet sector. With respect to the U.S. government, relations with China have weakened considerably in recent years, making way for higher levels of trade protectionism, an arms race mentality with technology, and quasi-big stick diplomacy. The abrupt ways that regulatory policies have been introduced, from both sides, have proved extremely disruptive for financial markets. In order to contain those specific risks, we actively trimmed the Fund’s exposure to China over the past year. The performance drag from holdings in China alone were substantially higher than the drag from any other grouping by sector or geographic region. Valuations for holdings in China have compressed substantially, and yet we believe these businesses still possess considerable competitive advantages and leading market positions.

Outlook

Some market participants see the Federal Reserve’s faster taper and new interest rate forecasts as signs that it has been forced into a dramatic shift in its approach. Over the short run, it may appear so. But in the long run, we believe it will not be dramatic. While it is true that the “dot plot” has unmistakably moved up for the next two years, the median forecast for interest rates in 2024 is 2.1%, and the long-run forecast of 2.5% has not changed.

Furthermore, the median forecast for personal consumption expenditure inflation is expected to dip from the most recent pace of above 5% to 2.6% in 2022, 2.3% in 2023, and 2.1% in 2024. In other words, above-target inflation is forecast to last about three years, and, assuming those forecasts come true, only one of those years would really be categorized as “especially high”, 2021.

Again, on the long-term inflation and interest rate outlook, the Federal Reserve’s median interest rate forecast is 2.1%, and its median inflation forecast is 2.1%. Thus, the real forecast interest rate then would be 0%. While the Federal Reserve officially retired the word “transitory” to describe the current inflation paradigm, in actuality, the Federal Reserve’s long-term view has not changed much at all.

Once inflation subsides, the “new normal” will probably look a lot like the “old normal”. Prior to the pandemic, this was the situation that worried many. The Federal Reserve’s median forecast for economic growth in 2024 and beyond is 2%. That sort of growth is fine but uninspiring, and the long-term headwinds of weak productivity growth and demographics will be a drag.

From a stock market perspective, historically, rate hiking cycles have been associated with positive stock market returns. That includes the Federal Reserve’s last hiking cycle between 2016 and 2019, which was temporarily challenged by the market selloff in the latter part of 2018.

On a global basis, the Organization for Economic Cooperation and Development forecasts inflation to slow to 4.4% in 2022 and 3.8% in 2023 and for economic growth to slow to 4.5% in 2022 and 3.2% in 2023. The big picture is that above-trend inflation and growth rates on the global scale will likely slow back to their pre-pandemic trendlines, just as is forecast for the U.S.

We believe our investment philosophy, which emphasizes businesses with competitive advantages and strong market positions, should continue to compound wealth at faster-than-market rates in this normalizing environment. Some of the most exciting growth areas pertain to strong secular trends, many of which are agnostic to the growth potential of any geographic region. These include our many investments in and adjacent to cloud computing, software-as-a-service, digitalization, artificial intelligence, semiconductor advancement, e-commerce, industrial automation, electric vehicles, and novel biologic and biosimilar therapies. Other exciting growth areas pertain to rapidly expanding middle classes, broadly in emerging economies and especially in Asia, which are propelling the uptake of various consumer goods and financial products.

Lastly, valuation matters. It is a core deliberation in our investment process, alongside growth rates and returns on capital. Over the past year, we made a series of adjustments to reduce weightings in holdings with extended valuations and to increase weightings in holdings with comparatively attractive valuations or that we believe were well-suited to transmit pricing power in the inflationary environment.

Respectfully Submitted,

Portfolio Managers:

Brian Beitner, CFA
Jesse A. Flores, CFA
Haicheng Li, CFA
Nathaniel R. Velarde

Chautauqua Global Growth Fund
December 31, 2021 (Unaudited)

Portfolio Characteristics

A December 31, 2021 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI Index is shown below.

Top 10 Holdings(1)

Alphabet, Inc. – Class A	4.3%	Net Assets:	$316,328,891
Constellation Software, Inc.	3.7%	Portfolio Turnover Rate:	13%
Novo Nordisk A/S	3.5%	Number of Equity Holdings:	44
MasterCard, Inc. – Class A	3.5%
Fairfax Financial Holdings Ltd.	3.3%	Annualized Portfolio Expense Ratio(3):
DBS Group Holdings Ltd.	3.3%	Gross
Genmab A/S	3.2%	Institutional Class:	1.04%
Charles Schwab Corp.	3.1%	Investor Class:	1.29%	(4)
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
Nvidia Corp.	3.1%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)	Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2021.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2021, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2021.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2023.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua Global Growth Fund
December 31, 2021 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming	Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2021	Year	Years	Years	Inception(1)
Institutional Class Shares	12.93%	26.57%	18.96%	16.60%
Investor Class Shares	12.64%	26.32%	18.70%	16.35%
MSCI ACWI Index(2)	18.54%	20.38%	14.40%	13.66%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2021.
(2)
The MSCI ACWI Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world. The MSCI ACWI Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 40% of its total assets at the time of purchase in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, and changed travel and social behaviors. In addition, the United Kingdom withdrew from the European Union on January 31, 2020 following a June 2016 referendum referred to as “Brexit.”  Although the EU and UK agreed to a provisional trade deal in December 2020 that was later ratified by the EU Parliament and entered into force on May 1, 2021, certain post-EU arrangements remain unresolved and subject to further negotiation and agreement.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict. The recent outbreak of violence against Ukraine by Russia may result in additional sanctions, significant market volatility, impact the price of oil and natural gas and cause additional inflationary pressures. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2021

Common Stocks

			% of
	Shares	Value	Net Assets
Apparel Retail
TJX Companies, Inc. (United States)	125,780	$9,549,217	3.0%
Application Software
Atlassian Corp. PLC (United States)(1)	18,609	7,095,426	2.3%
Temenos Group AG (Switzerland)(2)	42,121	5,806,017	1.8%
		12,901,443	4.1%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland)(2)	43,358	2,899,450	0.9%
Auto Components
Aptiv PLC (United States)(1)	14,850	2,449,508	0.8%
Automobiles
Suzuki Motor Corp. (Japan)(2)	140,212	5,406,972	1.7%
Biotechnology
BeiGene Ltd. – ADR (China)(1)	16,875	4,571,944	1.4%
Genmab A/S (Denmark)(1)(2)	25,417	10,145,274	3.2%
Incyte Corp. (United States)(1)	90,138	6,616,129	2.1%
Regeneron Pharmaceuticals,
Inc. (United States)(1)	9,752	6,158,583	1.9%
		27,491,930	8.6%
Capital Markets
Hong Kong Exchanges &
Clearing Ltd. (Hong Kong)(2)	46,359	2,711,259	0.9%
Data Processing & Outsourced Services
MasterCard, Inc. – Class A (United States)	30,457	10,943,809	3.5%
Diversified Banks
Bank Rakyat Indonesia Persero
Tbk PT (Indonesia)(2)	25,912,318	7,460,835	2.4%
DBS Group Holdings Ltd. (Singapore)(2)	426,336	10,325,415	3.3%
		17,786,250	5.7%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	141,712	8,623,986	2.7%
Electronic Equipment & Instruments
Keyence Corp. (Japan)(2)	9,303	5,849,338	1.8%
Universal Display Corp. (United States)	21,232	3,503,917	1.1%
		9,353,255	2.9%
Environmental & Facilities Services
Waste Connections, Inc. (United States)	62,706	8,544,947	2.7%
Equity Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities,
Inc. (United States)	18,269	4,073,256	1.3%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	2,052,704	4,467,611	1.4%
Industrial Machinery
FANUC Corp. (Japan)(2)	28,592	6,077,573	1.9%
Information Technology
Constellation Software, Inc. (Canada)	6,244	11,584,880	3.7%
Interactive Media & Services
Alphabet, Inc. – Class A (United States)(1)	4,648	13,465,441	4.3%
Internet & Direct Marketing Retail
Prosus NV (China)(1)(2)	74,367	6,159,442	1.9%
Internet Retail
Alibaba Group Holding
Ltd. – ADR (China)(1)	31,212	3,707,673	1.2%
Amazon.com, Inc. (United States)(1)	2,531	8,439,215	2.7%
		12,146,888	3.9%
IT Services
Adyen NV (Netherlands)(1)(2)	2,904	7,622,996	2.4%
EPAM Systems, Inc. (United States)(1)	9,533	6,372,334	2.0%
Tata Consultancy Services Ltd. (India)(2)	182,910	9,173,951	2.9%
		23,169,281	7.3%
Life Sciences Tools & Services
Illumina, Inc. (United States)(1)	10,894	4,144,514	1.3%
Wuxi Biologics Cayman, Inc. (China)(1)(2)	302,172	3,577,385	1.1%
		7,721,899	2.4%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	21,481	10,566,692	3.3%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	116,872	9,828,935	3.1%
Pharmaceuticals
Novo Nordisk A/S – ADR (Denmark)	98,712	11,055,744	3.5%
Regional Banks
HDFC Bank Ltd. – ADR (India)	108,440	7,056,191	2.2%
SVB Financial Group (United States)(1)	12,674	8,596,014	2.7%
		15,652,205	4.9%
Renewable Electricity
Brookfield Renewable Corp. (United States)	143,677	5,291,624	1.7%
Semiconductor Equipment
ASML Holding NV (Netherlands)	11,539	9,186,659	2.9%
Semiconductors
Nvidia Corp. (United States)	32,956	9,692,689	3.1%
Taiwan Semiconductor Manufacturing
Co. Ltd. – ADR (Taiwan)	81,134	9,761,232	3.1%
		19,453,921	6.2%
Semiconductors &
Semiconductor Equipment
Micron Technology, Inc. (United States)	45,840	4,269,996	1.3%
SolarEdge Technologies, Inc.
(United States)(1)	17,674	4,958,794	1.6%
		9,228,790	2.9%
Software
Alteryx, Inc. (United States)(1)	18,732	1,133,286	0.4%
Textiles, Apparel & Luxury Goods
Kering SA (France)(1)	3,920	3,145,217	1.0%
Total Common Stocks
(Cost $237,367,743)		302,071,370	95.5%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2021

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 0.03%(3)	13,804,408	$13,804,408	4.4%
Total Short-Term Investment
(Cost $13,804,408)		13,804,408	4.4%
Total Investments
(Cost $251,172,151)		315,875,778	99.9%
Other Assets in Excess of Liabilities		453,113	0.1%
TOTAL NET ASSETS		$316,328,891	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security – See Note 2a to the financial statements.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services.

Summary of Fair Value Exposure at December 31, 2021

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$202,618,649	$99,452,721	$—	$302,071,370
Total Equity	202,618,649	99,452,721	—	302,071,370
Short-Term Investment
Money Market Mutual Fund	13,804,408	—	—	13,804,408
Total Short-Term Investment	13,804,408	—	—	13,804,408
Total Investments*	$216,423,057	$99,452,721	$—	$315,875,778

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2021 (Unaudited)

Example

As a shareholder of the Funds, you incur ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not charge any sales loads, redemption fees or other transaction fees; however, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/21 – 12/31/21).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Actual vs. Hypothetical Returns

					Hypothetical
			Actual		(5% return before expenses)
		Beginning	Ending		Ending
	Fund’s Annualized	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio(1)	7/1/21	12/31/21	During Period(1)	12/31/21	During Period(1)
Baird MidCap Fund
Institutional Class	0.80%	$1,000.00	$1,120.90	$4.28	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,119.60	$5.61	$1,019.91	$5.35

Baird Small/Mid Cap Growth Fund
Institutional Class	0.85%	$1,000.00	$1,062.00	$4.42	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$1,060.50	$5.71	$1,019.66	$5.60

Baird Equity Opportunity Fund
Institutional Class	1.00%(2)	$1,000.00	$1,062.90	$5.20	$1,020.16	$5.09
Investor Class	1.25%(3)	$1,000.00	$1,062.30	$6.50	$1,018.90	$6.36

Chautauqua International Growth Fund
Institutional Class	0.80%	$1,000.00	$1,001.50	$4.04	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,000.50	$5.29	$1,019.91	$5.35

Chautauqua Global Growth Fund
Institutional Class	0.80%	$1,000.00	$1,029.30	$4.09	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,028.10	$5.37	$1,019.91	$5.35

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 365 to reflect the one-half year period.
(2)	Blended Rate. Pursuant to the Expense Cap Reimbursement Agreement effective December 12, 2021, the Fund’s expense cap for Institutional Class shares increased from 0.95% to 1.25%. See Note 5.
(3)	Blended Rate. Pursuant to the Expense Cap Reimbursement Agreement effective December 12, 2021, the Fund’s expense cap for Investor Class shares increased from 1.20% to 1.50%. See Note 5.

Statements of Assets and Liabilities
December 31, 2021

	Baird	Baird Small/Mid	Baird Equity
	MidCap Fund	Cap Growth Fund	Opportunity Fund
ASSETS:
Investments, at value (cost $1,463,427,671, $141,122,917 and $57,123,881, respectively)	$2,567,345,365	$166,850,466	$61,716,863
Dividends receivable	219,469	16,445	17,175
Interest receivable	1,635	138	72
Receivable for Fund shares sold	4,761,723	39,725	200,089
Prepaid expenses and other assets	46,004	74,804	24,219
Total assets	2,572,374,196	166,981,578	61,958,418
LIABILITIES:
Written option contracts, at value (premiums received $0, $0, and $46,064, respectively)	—	—	24,310
Payable for securities purchased	—	1,652,592	758,068
Payable for Fund shares redeemed	2,443,697	—	132,922
Payable to Advisor, net (Note 5)	1,631,914	76,663	14,800
Payable to Directors	22,073	22,073	22,266
Accrued fund accounting and administration fees	26,225	6,103	9,822
Accrued shareholder servicing fees	83,703	4,044	8,847
Accrued professional fees	16,279	16,279	21,992
Accrued custody fees	7,153	2,602	540
Accrued Rule 12b-1 fees (Note 7)	89,874	546	575
Accrued expenses and other liabilities	27,970	9,400	666
Total liabilities	4,348,888	1,790,302	994,808
NET ASSETS	$2,568,025,308	$165,191,276	$60,963,610
NET ASSETS CONSIST OF:
Paid-in capital	$1,437,010,650	$138,585,549	$42,319,206
Total distributable earnings	1,131,014,658	26,605,727	18,644,404
NET ASSETS	$2,568,025,308	$165,191,276	$60,963,610
INSTITUTIONAL CLASS SHARES
Net Assets	$2,334,286,468	$164,327,581	$60,961,043
Shares outstanding ($0.01 par value, unlimited shares authorized)	79,123,340	8,242,285	3,447,169
Net asset value, offering and redemption price per share	$29.50	$19.94	$17.68
INVESTOR CLASS SHARES
Net Assets	$233,738,840	$863,695	$2,567
Shares outstanding ($0.01 par value, unlimited shares authorized)	8,644,275	43,789	145
Net asset value, offering and redemption price per share	$27.04	$19.72	$17.65	(a)

(a)	Net asset value cannot be derived using the values presented above due to rounding.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2021

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (cost $344,007,498 and $251,172,151, respectively)	$467,550,296	$315,875,778
Foreign currency, at value (cost $1,566,833 and $470,639, respectively)	1,555,718	469,960
Dividends receivable	288,821	115,250
Interest receivable	341	223
Receivable for Fund shares sold	707,235	352,071
Uninvested cash	58,870	37,096
Prepaid expenses and other assets	36,692	84,569
Total assets	470,197,973	316,934,947
LIABILITIES:
Payable for Fund shares redeemed	129,161	46,697
Payable to Advisor, net (Note 5)	245,521	151,901
Payable to Directors	22,073	22,073
Accrued fund accounting and administration fees	9,793	7,298
Accrued shareholder servicing fees	14,910	7,961
Accrued professional fees	19,786	19,786
Accrued custody fees	25,297	15,750
Accrued Rule 12b-1 fees (Note 7)	229	590
Deferred tax	886,347	318,594
Accrued expenses and other liabilities	14,414	15,406
Total liabilities	1,367,531	606,056
NET ASSETS	$468,830,442	$316,328,891
NET ASSETS CONSIST OF:
Paid-in capital	$346,706,310	$253,337,893
Total distributable earnings	122,124,132	62,990,998
NET ASSETS	$468,830,442	$316,328,891
INSTITUTIONAL CLASS SHARES
Net Assets	$468,222,421	$314,738,813
Shares outstanding ($0.01 par value, unlimited shares authorized)	25,105,662	14,077,681
Net asset value, offering and redemption price per share	$18.65	$22.36
INVESTOR CLASS SHARES
Net Assets	$608,021	$1,590,078
Shares outstanding ($0.01 par value, unlimited shares authorized)	32,729	71,705
Net asset value, offering and redemption price per share	$18.58	$22.18

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2021

	Baird	Baird Small/Mid	Baird Equity
	MidCap Fund	Cap Growth Fund	Opportunity Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes withheld of $0, $244 and $4,492, respectively)	$7,451,965	$234,456	$653,293
Interest	20,670	1,270	340
Other income	—	139	433
Total investment income	7,472,635	235,865	654,066

EXPENSES:
Investment advisory fees (Note 5)	18,052,323	821,884	321,821
Shareholder servicing fees	744,681	23,142	24,004
Fund accounting and administration fees	172,683	39,483	36,140
Directors fees	81,847	81,847	82,052
Federal and state registration	94,686	83,460	56,693
Professional fees	29,650	29,278	30,061
Reports to shareholders	74,504	3,864	2,934
Custody fees	29,027	9,745	2,016
Interest expense (Note 6)	52	—	—
Miscellaneous expenses	2,370	120	237
Rule 12b-1 fees - Investor Class Shares (Note 7)	530,771	1,912	782
Total expenses	19,812,594	1,094,735	556,740
Fee waiver by Advisor (Note 5)	—	(161,354)	(200,927)
Net expenses	19,812,594	933,381	355,813
NET INVESTMENT INCOME (LOSS)	(12,339,959)	(697,516)	298,253

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	404,747,998	5,184,457	17,549,299
Net change in unrealized appreciation (depreciation) on:
Investments	92,627,945	11,628,428	(11,052,013)
Written option contracts	—	—	21,754
Net realized and unrealized gain on investments	497,375,943	16,812,885	6,519,040
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$485,035,984	$16,115,369	$6,817,293

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2021

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes withheld of $449,571 and $168,475, respectively)	$3,291,816	$1,627,446
Non-cash dividends(1)	902,743	264,438
Interest	4,666	3,052
Other income	2,585	38,892
Total investment income	4,201,810	1,933,828

EXPENSES:
Investment advisory fees (Note 5)	3,137,538	1,788,419
Federal and state registration	89,634	121,129
Directors fees	81,847	81,847
Custody fees	94,112	58,505
Shareholder servicing fees	88,303	49,529
Fund accounting and administration fees	64,153	51,876
Professional fees	35,452	35,452
Reports to shareholders	11,914	6,795
Miscellaneous expenses	9,334	9,292
Rule 12b-1 fees - Investor Class Shares (Note 7)	2,072	4,434
Total expenses	3,614,359	2,207,278
Fee waiver by Advisor (Note 5)	(265,579)	(295,197)
Net expenses	3,348,780	1,912,081
NET INVESTMENT INCOME	853,030	21,747

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain on:
Investments (net of foreign taxes withheld of $2,236 and $53,419, respectively)	6,210,503	1,250,145
Foreign currency translation	80,865	25,348
Net change in unrealized appreciation (depreciation) on:
Investments	16,071,791	23,036,806
Foreign currency translation	(13,426)	(2,387)
Net realized and unrealized gain on investments	22,349,733	24,309,912
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,202,763	$24,331,659

(1)	Non-cash dividends are recorded at the fair value of the securities received.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird MidCap Fund		Baird Small/Mid Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment loss	$(12,339,959)	$(7,128,037)	$(697,516)	$(122,929)
Net realized gain on investments	404,747,998	291,556,478	5,184,457	2,179,765
Net change in unrealized appreciation on investments	92,627,945	318,460,636	11,628,428	11,277,721
Net increase in net assets resulting from operations	485,035,984	602,889,077	16,115,369	13,334,557

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	431,337,899	462,769,490	113,262,327	24,212,271
Shares issued to holders in reinvestment of distributions	310,928,256	163,266,379	4,792,628	916,495
Cost of shares redeemed	(550,689,749)	(736,918,649)	(15,948,443)	(4,275,076)
Net increase (decrease) in net assets resulting from capital share transactions	191,576,406	(110,882,780)	102,106,512	20,853,690

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(339,105,769)	(181,775,657)	(4,818,997)	(934,480)
Investor Class	(35,306,991)	(18,567,375)	(26,279)	(11,948)
Total net distributions to shareholders	(374,412,760)	(200,343,032)	(4,845,276)	(946,428)

TOTAL INCREASE IN NET ASSETS	302,199,630	291,663,265	113,376,605	33,241,819

NET ASSETS:
Beginning of year	2,265,825,678	1,974,162,413	51,814,671	18,572,852
End of year	$2,568,025,308	$2,265,825,678	$165,191,276	$51,814,671

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Equity Opportunity Fund
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$298,253	$53,704
Net realized gain (loss) on investments and written option contracts	17,549,299	(2,166,119)
Net change in unrealized appreciation (depreciation) on investments and written option contracts	(11,030,259)	2,348,969
Net increase in net assets resulting from operations	6,817,293	236,554

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,453,742	4,992,494
Proceeds from shares issued in connection with reorganization (Note 10)	25,764,804	—
Shares issued to holders in reinvestment of distributions	1,597,257	1,383,444
Cost of shares redeemed	(11,747,283)	(8,125,553)
Net increase (decrease) in net assets resulting from capital share transactions	25,068,520	(1,749,615)

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(1,631,391)	(1,581,926)
Investor Class	(14,867)	(14,822)
Total net distributions to shareholders	(1,646,258)	(1,596,748)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,239,555	(3,109,809)

NET ASSETS:
Beginning of year	30,724,055	33,833,864
End of year	$60,963,610	$30,724,055

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Chautauqua International Growth Fund		Chautauqua Global Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income	$853,030	$157,785	$21,747	$(147,307)
Net realized gain (loss) on investments and foreign currency translation	6,291,368	3,842,040	1,275,493	(638,444)
Net change in unrealized appreciation on
investments and foreign currency translation	16,058,365	81,510,970	23,034,419	34,016,984
Net increase in net assets resulting from operations	23,202,763	85,510,795	24,331,659	33,231,233

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	161,726,532	91,388,589	176,950,833	62,986,909
Shares issued to holders in reinvestment of distributions	1,816,295	1,730,938	1,033,641	554,641
Cost of shares redeemed	(38,228,944)	(28,256,851)	(23,914,556)	(14,586,110)
Redemption fees(1)	46,201	35,222	11,901	33,841
Net increase in net assets resulting from capital share transactions	125,360,084	64,897,898	154,081,819	48,989,281

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(2,200,637)	(2,104,798)	(1,097,930)	(635,729)
Investor Class	(2,876)	(1,953)	(5,607)	(4,036)
Total net distributions to shareholders	(2,203,513)	(2,106,751)	(1,103,537)	(639,765)

TOTAL INCREASE IN NET ASSETS	146,359,334	148,301,942	177,309,941	81,580,749

NET ASSETS:
Beginning of year	322,471,108	174,169,166	139,018,950	57,438,201
End of year	$468,830,442	$322,471,108	$316,328,891	$139,018,950

(1)	Effective December 1, 2021, the Funds eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less. See Note 8.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$28.17	$22.90	$17.72	$19.16	$15.80
Income from investment operations:
Net investment loss(1)	(0.15)	(0.08)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	6.30	7.99	6.44	(0.30)	4.28
Total from investment operations	6.15	7.91	6.42	(0.33)	4.25
Less distributions:
Distributions from net realized gains	(4.82)	(2.64)	(1.24)	(1.11)	(0.89)
Total distributions	(4.82)	(2.64)	(1.24)	(1.11)	(0.89)
Net asset value, end of year	$29.50	$28.17	$22.90	$17.72	$19.16
Total return	22.51%	34.81%	36.31%	(1.61)%	26.88%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,334.3	$2,065.5	$1,825.8	$1,337.4	$1,279.6
Ratio of expenses to average net assets	0.80%	0.82%	0.82%	0.81%	0.83%
Ratio of net investment loss to average net assets	(0.49)%	(0.35)%	(0.07)%	(0.15)%	(0.17)%
Portfolio turnover rate(2)	31%	47%	43%	38%	45%

Baird MidCap Fund – Investor Class
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$26.22	$21.53	$16.76	$18.23	$15.10
Income from investment operations:
Net investment loss(1)	(0.21)	(0.14)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gains (losses) on investments	5.85	7.47	6.08	(0.28)	4.09
Total from investment operations	5.64	7.33	6.01	(0.36)	4.02
Less distributions:
Distributions from net realized gains	(4.82)	(2.64)	(1.24)	(1.11)	(0.89)
Total distributions	(4.82)	(2.64)	(1.24)	(1.11)	(0.89)
Net asset value, end of year	$27.04	$26.22	$21.53	$16.76	$18.23
Total return	22.25%	34.32%	35.94%	(1.86)%	26.61%
Supplemental data and ratios:
Net assets, end of year (millions)	$233.7	$200.3	$148.3	$95.5	$111.4
Ratio of expenses to average net assets	1.05%	1.07%	1.07%	1.06%	1.08%
Ratio of net investment loss to average net assets	(0.74)%	(0.60)%	(0.32)%	(0.40)%	(0.42)%
Portfolio turnover rate(2)	31%	47%	43%	38%	45%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Institutional Class

				Period Ended
	Year Ended December 31,			December 31,
	2021	2020	2019	2018(1)
Per Share Data:
Net asset value, beginning of period	$17.39	$12.26	$8.95	$10.00
Income from investment operations:
Net investment loss(2)	(0.12)	(0.06)	(0.03)	(0.00	)(3)
Net realized and unrealized gains (losses) on investments	3.29	5.52	3.34	(1.05)
Total from investment operations	3.17	5.46	3.31	(1.05)
Less distributions:
Distributions from net realized gains	(0.62)	(0.33)	—	—
Total distributions	(0.62)	(0.33)	—	—
Net asset value, end of period	$19.94	$17.39	$12.26	$8.95
Total return	18.42%	44.57%	36.98%	(10.50	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$164.3	$51.2	$18.3	$7.3
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85	%(5)
Ratio of expenses to average net assets (before waivers)	1.00%	1.43%	2.10%	3.88	%(5)
Ratio of net investment loss to average net assets	(0.63)%	(0.41)%	(0.25)%	(0.03	)%(5)
Ratio of net investment loss to average net assets (before waivers)	(0.78)%	(0.99)%	(1.50)%	(3.06	)%(5)
Portfolio turnover rate(6)	50%	65%	60%	9	%(4)

Baird Small/Mid Cap Growth Fund – Investor Class
				Period Ended
	Year Ended December 31,			December 31,
	2021	2020	2019	2018(1)
Per Share Data:
Net asset value, beginning of period	$17.25	$12.21	$8.94	$10.00
Income from investment operations:
Net investment loss(2)	(0.17)	(0.09)	(0.06)	(0.00	)(3)
Net realized and unrealized gains (losses) on investments	3.26	5.46	3.33	(1.06)
Total from investment operations	3.09	5.37	3.27	(1.06)
Less distributions:
Distributions from net realized gains	(0.62)	(0.33)	—	—
Total distributions	(0.62)	(0.33)	—	—
Net asset value, end of period	$19.72	$17.25	$12.21	$8.94
Total return	18.10%	43.89%	36.69%	(10.60	)%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$863.7	$661.0	$287.3	$8.9
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10	%(5)
Ratio of expenses to average net assets (before waivers)	1.25%	1.68%	2.35%	4.13	%(5)
Ratio of net investment loss to average net assets	(0.88)%	(0.66)%	(0.50)%	(0.28	)%(5)
Ratio of net investment loss to average net assets (before waivers)	(1.03)%	(1.24)%	(1.75)%	(3.31	)%(5)
Portfolio turnover rate(6)	50%	65%	60%	9	%(4)
(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Equity Opportunity Fund – Institutional Class

	Year Ended December 31,
	2021		2020	2019	2018		2017
Per Share Data:
Net asset value, beginning of year	$15.56		$15.96	$13.58	$16.99		$14.83
Income from investment operations:
Net investment income(1)	0.14		0.03	0.13	0.05		0.09
Net realized and unrealized gains (losses) on investments	2.82		0.43 (2)	2.36	(2.85)		2.59
Total from investment operations	2.96		0.46	2.49	(2.80)		2.68
Less distributions:
Distributions from net investment income	(0.17)		(0.03)	(0.11)	(0.06)		(0.09)
Distributions from net realized gains	(0.67)		(0.83)	—	(0.55)		(0.43)
Total distributions	(0.84)		(0.86)	(0.11)	(0.61)		(0.52)
Net asset value, end of year	$17.68		$15.56	$15.96	$13.58		$16.99
Total return	19.40%		2.85%	18.40%	(16.45)%		18.05%
Supplemental data and ratios:
Net assets, end of year (millions)	$61.0		$30.4	$33.0	$28.8		$33.6
Ratio of expenses to average net assets	0.98	%(5)	0.95%	0.95%	1.00	%(3)	1.00%
Ratio of expenses to average net assets (before waivers)	1.53%		1.64%	1.44%	1.38%		1.35%
Ratio of net investment income to average net assets	0.82%		0.21%	0.87%	0.29%		0.61%
Ratio of net investment income (loss) to average net assets (before waivers)	0.27%		(0.48)%	0.38%	(0.09)%		0.26%
Portfolio turnover rate(7)	67	%(8)	61%	55%	36%		30%

Baird Equity Opportunity – Investor Class
	Year Ended December 31,
	2021		2020	2019	2018		2017
Per Share Data:
Net asset value, beginning of year	$15.52		$15.97	$13.58	$16.97		$14.81
Income from investment operations:
Net investment income (loss)(1)	0.10		(0.01)	0.09	0.01		0.06
Net realized and unrealized gains (losses) on investments	2.83		0.42 (2)	2.37	(2.85)		2.58
Total from investment operations	2.93		0.41	2.46	(2.84)		2.64
Less distributions:
Distributions from net investment income	(0.13)		(0.03)	(0.07)	—		(0.05)
Distributions from net realized gains	(0.67)		(0.83)	—	(0.55)		(0.43)
Total distributions	(0.80)		(0.86)	(0.07)	(0.55)		(0.48)
Net asset value, end of year	$17.65		$15.52	$15.97	$13.58		$16.97
Total return	19.16%		2.54%	18.19%	(16.71)%		17.78%

Supplemental data and ratios:
Net assets, end of year (thousands)	$2.6		$295.7	$883.8	$758.6		$2,586.3
Ratio of expenses to average net assets	1.23	%(6)	1.20%	1.20%	1.25	%(4)	1.25%
Ratio of expenses to average net assets (before waivers)	1.78%		1.89%	1.69%	1.63%		1.60%
Ratio of net investment income (loss) to average net assets	0.57%		(0.04)%	0.62%	0.04%		0.36%
Ratio of net investment income (loss) to average net assets (before waivers)	0.02%		(0.73)%	0.13%	(0.34)%		0.01%
Portfolio turnover rate(7)	67	%(8)	61%	55%	36%		30%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.95%. Prior to December 1, 2018, the expense cap was 1.00%.
(4)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.20%. Prior to December 1, 2018, the expense cap was 1.25%.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 12, 2021, the expense cap increased to 1.25%. Prior to December 12, 2021, the expense cap was 0.95%. See Note 5.
(6)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 12, 2021, the expense cap increased to 1.50%. Prior to December 12, 2021, the expense cap was 1.20%. See Note 5.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
(8)
The cost of purchases and proceeds from sales of securities that were incurred by the Fund subsequent to Greenhouse’s appointment as subadvisor to the Baird Equity Opportunity Fund that related to the alignment of the Fund's portfolio with Greenhouse’s investment style are excluded from the portfolio turnover rate calculation. See Note 10 of the Notes to Financial Statements for further information regarding Greenhouse’s appointment as subadvisor and other changes impacting the Fund. If such amounts had not been excluded, the portfolio turnover rate would have been 189% for the year ended December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Data:
Net asset value, beginning of year	$17.51	$12.62	$10.17	$12.59		$9.57
Income from investment operations:
Net investment income(1)	0.04	0.01	0.30	0.06		0.04
Net realized and unrealized gains (losses) on investments and foreign currency translation	1.19	5.00	2.42	(2.19)		3.41
Total from investment operations	1.23	5.01	2.72	(2.13)		3.45
Less distributions:
Distributions from net investment income	(0.09)	(0.12)	(0.27)	(0.06)		(0.02)
Distributions from net realized gains	—	—	—	(0.23)		(0.41)
Total distributions	(0.09)	(0.12)	(0.27)	(0.29)		(0.43)
Paid in capital from redemption fees(7)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)
Net asset value, end of year	$18.65	$17.51	$12.62	$10.17		$12.59
Total return	6.90%	39.84%	26.72%	(16.94)%		36.11%
Supplemental data and ratios:
Net assets, end of year (millions)	$468.2	$321.8	$172.7	$85.4		$74.2
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.94	%(4)	0.95%
Ratio of expenses to average net assets (before waivers)	0.86%	0.90%	0.96%	1.07%		1.20%
Ratio of net investment income to average net assets	0.20%	0.07%	2.56%	0.51%		0.30%
Ratio of net investment income (loss) to average net assets (before waivers)	0.14%	(0.03)%	2.40%	0.38%		0.05%
Portfolio turnover rate(6)	14%	31%	31%	42%		71%

Chautauqua International Growth Fund – Investor Class
	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Data:
Net asset value, beginning of year	$17.48	$12.60	$10.15	$12.57		$9.56
Income from investment operations:
Net investment income (loss)(1)	(0.01)	(0.02)	0.27	0.03		0.01
Net realized and unrealized gains (losses) on investments and foreign currency translation	1.20	4.95 (2)	2.41	(2.19)		3.41
Total from investment operations	1.19	4.93	2.68	(2.16)		3.42
Less distributions:
Distributions from net investment income	(0.09)	(0.05)	(0.23)	(0.03)		(0.00	)(3)
Distributions from net realized gains	—	—	—	(0.23)		(0.41)
Total distributions	(0.09)	(0.05)	(0.23)	(0.26)		(0.41)
Paid in capital from redemption fees(7)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00	(3)
Net asset value, end of year	$18.58	$17.48	$12.60	$10.15		$12.57
Total return	6.62%	39.37%	26.42%	(17.21)%		35.86%
Supplemental data and ratios:
Net assets, end of year (thousands)	$608.0	$697.4	$1,494.8	$2,147.0		$1,618.5
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.19	%(5)	1.20%
Ratio of expenses to average net assets (before waivers)	1.11%	1.15%	1.21%	1.32%		1.45%
Ratio of net investment income (loss) to average net assets	(0.05)%	(0.18)%	2.31%	0.26%		0.05%
Ratio of net investment income (loss) to average net assets (before waivers)	(0.11)%	(0.28)%	2.15%	0.13%		(0.20)%
Portfolio turnover rate(6)	14%	31%	31%	42%		71%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.80%. Prior to December 1, 2018, the expense cap was 0.95%.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.05%. Prior to December 1, 2018, the expense cap was 1.20%.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
(7)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less. See Note 8.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Data:
Net asset value, beginning of year	$19.85	$14.47	$11.29	$13.43		$10.09
Income from investment operations:
Net investment income (loss)(1)	0.00 (2)	(0.03)	0.22	0.00	(2)	(0.04)
Net realized and unrealized gains (losses) on investments and foreign currency translation	2.59	5.49	3.18	(1.98)		3.85
Total from investment operations	2.59	5.46	3.40	(1.98)		3.81
Less distributions:
Distributions from net investment income	(0.08)	(0.09)	(0.16)	(0.00	)(2)	—
Distributions from net realized gains	—	—	(0.06)	(0.16)		(0.47)
Total distributions	(0.08)	(0.09)	(0.22)	(0.16)		(0.47)
Paid in capital from redemption fees(6)	0.00 (2)	0.01	0.00 (2)	0.00	(2)	0.00 (2)
Net asset value, end of year	$22.36	$19.85	$14.47	$11.29		$13.43
Total return	12.93%	37.97%	30.14%	(14.70)%		37.75%
Supplemental data and ratios:
Net assets, end of year (millions)	$314.7	$137.3	$55.8	$36.8		$23.2
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.94	%(3)	0.95%
Ratio of expenses to average net assets (before waivers)	0.92%	1.04%	1.23%	1.34%		2.26%
Ratio of net investment income (loss) to average net assets	0.01%	(0.17)%	1.64%	0.01%		(0.30)%
Ratio of net investment income (loss) to average net assets (before waivers)	(0.11)%	(0.41)%	1.21%	(0.39)%		(1.61)%
Portfolio turnover rate(5)	13%	24%	26%	38%		61%

Chautauqua Global Growth Fund – Investor Class

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Data:
Net asset value, beginning of year	$19.74	$14.36	$11.22	$13.37		$10.08
Income from investment operations:
Net investment income (loss)(1)	(0.05)	(0.06)	0.19	(0.03)		(0.07)
Net realized and unrealized gains (losses) on investments and foreign currency translation	2.57	5.44	3.15	(1.96)		3.83
Total from investment operations	2.52	5.38	3.34	(1.99)		3.76
Less distributions:
Distributions from net investment income	(0.08)	(0.05)	(0.14)	—		—
Distributions from net realized gains	—	—	(0.06)	(0.16)		(0.47)
Total distributions	(0.08)	(0.05)	(0.20)	(0.16)		(0.47)
Paid in capital from redemption fees(6)	0.00 (2)	0.05	0.00 (2)	0.00	(2)	0.00 (2)
Net asset value, end of year	$22.18	$19.74	$14.36	$11.22		$13.37
Total return	12.64%	37.94%	29.73%	(14.86)%		37.29%
Supplemental data and ratios:
Net assets, end of year (millions)	$1.6	$1.7	$1.6	$0.7		$0.7
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.19	%(4)	1.20%
Ratio of expenses to average net assets (before waivers)	1.17%	1.29%	1.48%	1.59%		2.51%
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.42)%	1.39%	(0.24)%		(0.55)%
Ratio of net investment income (loss) to average net assets (before waivers)	(0.36)%	(0.66)%	0.96%	(0.64)%		(1.86)%
Portfolio turnover rate(5)	13%	24%	26%	38%		61%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.80%. Prior to December 1, 2018, the expense cap was 0.95%.
(4)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.05%. Prior to December 1, 2018, the expense cap was 1.20%.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.
(6)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less. See Note 8.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2021

1.	Organization

Baird Funds, Inc. (the “Company”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird MidCap Fund, the Baird Small/Mid Cap Growth Fund, the Baird Equity Opportunity Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund (each a “Fund” and collectively the “Funds”), five of the fifteen active funds in the series comprising the Company. Pursuant to the 1940 Act, the Funds are “diversified” series of the Company except for the Baird Equity Opportunity Fund, which is a non-diversified fund. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).  The investment subadvisor to the Baird Equity Opportunity Fund is Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”).  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird MidCap Fund	December 29, 2000	December 29, 2000
Baird Small/Mid Cap Growth Fund	October 31, 2018	October 31, 2018
Baird Equity Opportunity Fund*	May 1, 2012	May 1, 2012
Chautauqua International Growth Fund	April 15, 2016	April 15, 2016
Chautauqua Global Growth Fund	April 15, 2016	April 15, 2016

*
Formerly known as the Baird SmallCap Value Fund. Greenhouse was appointed as subadvisor to and assumed portfolio management of the Baird Equity Opportunity Fund on December 12, 2021, and the Baird Small/Mid Cap Value Fund was reorganized into the Baird Equity Opportunity Fund on December 13, 2021. See Note 10 for more information.

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 7.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Growth Fund seeks long-term growth of capital through investments in equity securities of small- and mid-capitalization companies.

The Baird Equity Opportunity Fund seeks to provide long-term capital appreciation. The Fund invests primarily in a select portfolio of equity securities of companies with small- to medium-market capitalizations.

The Chautauqua International Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of non-U.S. companies with medium to large market capitalizations.

The Chautauqua Global Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. On December 31, 2021, entities related to the Advisor held 67% of the Baird Equity Opportunity Fund. These shareholders included the Baird Foundation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Company is responsible for ensuring the securities are valued at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. Per GAAP, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. ET).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”). Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Company’s Board.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

Put and call options purchased for the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.  See Note 2(d) for additional information regarding financial derivative instruments.

Notes to the Financial Statements
December 31, 2021

2.	Significant Accounting Policies (cont.)

The Chautauqua International Growth and Chautauqua Global Growth Funds have retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds calculate their NAVs. The fair value pricing service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

b)
Foreign Securities – Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

c)
Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held nor currency gains or losses realized between the trade and settlement dates on securities transactions. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

d)
Financial Derivative Instruments – Financial derivative instruments, such as option contracts, derive their value from the performance of an underlying asset or index.  The Baird Equity Opportunity Fund (the “Fund”) may purchase and sell (write) put options and call options on securities or indices in standardized contracts listed on securities exchanges. The Fund may also purchase and sell (write) over-the-counter (“OTC”) put options and call options.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Writing Put and Call Options

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

By writing a call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding.

If a call option on a security is exercised, the Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss.

At December 31, 2021, the Baird Equity Opportunity Fund pledged securities with a fair value of $760,000 as collateral for option contracts.

e)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2021, or for any other tax years which are open for exam.  As of December 31, 2021, open tax years include the tax years ended December 31, 2018 through 2021.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the period, the Funds did not incur any interest or penalties.

f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their respective assets or are divided equally amongst the Funds.

g)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on trade date. Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Notes to the Financial Statements
December 31, 2021

2.	Significant Accounting Policies (cont.)

i)
Securities Transactions and Investment Income – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  For financial reporting purposes, investment transactions are recorded on the trade date.  When a capital gain tax is determined to apply, the Fund may record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been accounted for in accordance with the Funds’ interpretation of applicable tax laws of the countries in which they invest.  Distributions received from underlying investments in real estate investment trusts (“REITs”) may be classified as dividends, capital gains or return of capital.

j)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

k)
New Regulatory and Accounting Pronouncements – In August 2021, FASB issued Accounting Standards Update (“ASU”) 2021-06, which includes updates to Financial Services – Investment Companies (Topic 946):  Amendments to SEC Paragraphs Pursuant to SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses (“ASU 2021-06”).  Among other revisions, the ASU 2021-06 added to the Accounting Standards Codification the text of SEC Regulation S-X Rule 6-11, Financial Statements of Funds Acquired or To Be Acquired, which governs the financial reporting for fund acquisitions by investment companies and business development companies.  The amendments are effective as of the beginning of the registrant's fiscal year beginning after December 31, 2020 (the “mandatory compliance date”).  Acquisitions and dispositions that are probable or consummated after the mandatory compliance date must be evaluated for significance using the final amendments.  Management has evaluated ASU 2021-06 and has adopted the relevant provisions of the disclosure framework.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements, if any.

In November 2020, the SEC adopted Rule 18f-4 under the 1940 Act and issued Release No. IC-34084, Use of Derivatives by Registered Investment Companies and Business Development Companies (“Rule 18f-4”), to govern the use of derivatives and certain related instruments by registered investment companies.  Rule 18f-4 will replace existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 will require registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program.  The compliance date for Rule 18f-4 is August 19, 2022.  When fully implemented, asset segregation and coverage practices may be impacted.  Management is currently assessing the potential impact of Rule 18f-4 for the Funds.

l)
Other Matters – The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird MidCap Fund

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	12,401,472	$383,737,973	17,318,781	$405,389,307
Shares issued to shareholders in reinvestment of distributions	9,745,081	276,370,483	5,260,655	145,088,864
Shares redeemed	(16,358,498)	(494,976,770)	(28,981,798)	(679,611,746)
Net increase (decrease)	5,788,055	$165,131,686	(6,402,362)	$(129,133,575)
Shares Outstanding:
Beginning of year	73,335,285		79,737,647
End of year	79,123,340		73,335,285

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,635,445	$47,599,926	2,665,048	$57,380,183
Shares issued to shareholders in reinvestment of distributions	1,329,656	34,557,773	707,847	18,177,515
Shares redeemed	(1,959,561)	(55,712,979)	(2,623,729)	(57,306,903)
Net increase	1,005,540	$26,444,720	749,166	$18,250,795
Shares Outstanding:
Beginning of year	7,638,735		6,889,569
End of year	8,644,275		7,638,735
Total net increase (decrease)		$191,576,406		$(110,882,780)

Notes to the Financial Statements
December 31, 2021

3.	Capital Share Transactions (cont.)

Baird Small/Mid Cap Growth Fund

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	5,865,374	$113,153,475	1,684,734	$23,519,261
Shares issued to shareholders in reinvestment of distributions	251,655	4,766,350	52,529	904,547
Shares redeemed	(816,667)	(15,919,773)	(287,296)	(3,832,151)
Net increase	5,300,362	$102,000,052	1,449,967	$20,591,657
Shares Outstanding:
Beginning of year	2,941,923		1,491,956
End of year	8,242,285		2,941,923

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	5,507	$108,852	45,645	$693,010
Shares issued to shareholders in reinvestment of distributions	1,403	26,278	699	11,948
Shares redeemed	(1,438)	(28,670)	(31,548)	(442,925)
Net increase	5,472	$106,460	14,796	$262,033
Shares Outstanding:
Beginning of year	38,317		23,521
End of year	43,789		38,317
Total net increase		$102,106,512		$20,853,690

Baird Equity Opportunity Fund
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	553,251	$9,425,497	345,450	$4,859,915
Shares issued in connection with reorganization (Note 10)	1,496,876	25,764,804	—	—
Shares issued to shareholders in reinvestment of distributions	94,369	1,588,236	89,539	1,374,807
Shares issued in exchange for Investor Class shares(1)	18,299	315,192	—	—
Shares redeemed	(671,143)	(11,698,999)	(543,876)	(7,510,893)
Net increase (decrease)	1,491,652	$25,394,730	(108,887)	$(1,276,171)
Shares Outstanding:
Beginning of year	1,955,517		2,064,404
End of year	3,447,169		1,955,517

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,703	$28,245	8,461	$132,579
Shares issued to shareholders in reinvestment of distributions	537	9,021	564	8,637
Shares exchanged for Institutional Class shares(1)	(18,335)	(315,192)	—	—
Shares redeemed	(2,807)	(48,284)	(45,333)	(614,660)
Net decrease	(18,902)	$(326,210)	(36,308)	$(473,444)
Shares Outstanding:
Beginning of year	19,047		55,355
End of year	145		19,047
Total net increase (decrease)		$25,068,520		$(1,749,615)

(1)	Investor Class shares converted to Institutional Class shares in December 2021.

Notes to the Financial Statements
December 31, 2021

3.	Capital Share Transactions (cont.)

Chautauqua International Growth Fund

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	8,651,399	$161,248,569	6,655,236	$90,770,906
Shares issued to shareholders in reinvestment of distributions	97,773	1,813,689	100,236	1,729,079
Shares redeemed	(2,024,941)	(37,597,545)	(2,058,055)	(26,613,627)
Redemption fees	—	46,105	—	34,899
Net increase	6,724,231	$125,510,818	4,697,417	$65,921,257
Shares Outstanding:
Beginning of year	18,381,431		13,684,014
End of year	25,105,662		18,381,431

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	26,138	$477,963	40,351	$617,683
Shares issued to shareholders in reinvestment of distributions	141	2,606	108	1,859
Shares redeemed	(33,445)	(631,399)	(119,218)	(1,643,224)
Redemption fees	—	96	—	323
Net decrease	(7,166)	$(150,734)	(78,759)	$(1,023,359)
Shares Outstanding:
Beginning of year	39,895		118,654
End of year	32,729		39,895
Total net increase		$125,360,084		$64,897,898

Chautauqua Global Growth Fund
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	8,197,289	$176,454,925	3,815,907	$60,626,046
Shares issued to shareholders in reinvestment of distributions	46,030	1,028,304	28,094	550,653
Shares redeemed	(1,085,967)	(23,131,403)	(782,203)	(11,881,788)
Redemption fees	—	11,794	—	28,770
Net increase	7,157,352	$154,363,620	3,061,798	$49,323,681
Shares Outstanding:
Beginning of year	6,920,329		3,858,531
End of year	14,077,681		6,920,329

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	23,122	$495,908	146,201	$2,360,863
Shares issued to shareholders in reinvestment of distributions	241	5,337	204	3,988
Shares redeemed	(36,619)	(783,153)	(173,322)	(2,704,322)
Redemption fees	—	107	—	5,071
Net decrease	(13,256)	$(281,801)	(26,917)	$(334,400)
Shares Outstanding:
Beginning of year	84,961		111,878
End of year	71,705		84,961
Total net increase		$154,081,819		$48,989,281

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) were as follows:

				Chautauqua	Chautauqua
	Baird	Baird Small/Mid	Baird Equity	International	Global
	MidCap Fund	Cap Growth Fund	Opportunity (1)	Growth Fund	Growth Fund
Purchases:	$727,247,888	$144,547,386	$67,091,805	$173,543,291	$174,556,364
Sales:	996,927,677	52,845,577	73,136,954	55,933,232	29,526,775

(1)	Includes purchases of $43,442,617 and sales of $48,239,805 to realign the Fund’s portfolio subsequent to the reorganization. See Note 10 for additional information.

The Funds did not purchase or sell U.S. Government securities during the year ended December 31, 2021.

Notes to the Financial Statements
December 31, 2021

4.	Investment Transactions and Income Tax Information (cont.)

As of December 31, 2021, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

		Baird	Baird Equity	Chautauqua	Chautauqua
	Baird	Small/Mid Cap	Opportunity	International	Global
	MidCap Fund	Growth Fund	Fund	Growth Fund	Growth Fund
Cost of investments	$1,467,402,473	$141,244,894	$57,141,218	$348,857,000	$252,910,555
Gross unrealized appreciation	$1,125,882,567	$30,985,860	$4,640,247	$142,690,772	$77,914,990
Gross unrealized depreciation	(25,939,675)	(5,380,288)	(64,602)	(24,883,823)	(15,268,361)
Net unrealized appreciation	1,099,942,892	25,605,572	4,575,645	117,806,949	62,646,629
Undistributed ordinary income	5,429,689	—	—	2,547,951	344,676
Undistributed long-term capital gains	25,642,077	1,000,155	14,047,005	1,777,754	—
Distributable earnings	31,071,766	1,000,155	14,047,005	4,325,705	344,676
Other accumulated gains (losses)	—	—	21,754	(8,522)	(307)
Total distributable earnings	$1,131,014,658	$26,605,727	$18,644,404	$122,124,132	$62,990,998

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for equalization accounting for tax purposes and net operating losses.  These reclassifications have no effect on net assets or NAV per share.

For the year ended December 31, 2021, the following table shows the reclassifications made:

Fund	Total Distributable Earnings	Paid In Capital
Baird MidCap Fund	$(36,995,794)	$36,995,794
Baird Small/MidCap Growth Fund	225,832	(225,832)
Baird Equity Opportunity Fund	(833)	833

Distributions to Shareholders

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax components of distributions paid during the periods shown below are as follows:

	Year Ended December 31, 2021
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird MidCap Fund	$32,637,096	$341,775,664	$374,412,760
Baird Small/Mid Cap Growth Fund	265,469	4,579,807	4,845,276
Baird Equity Opportunity Fund	328,711	1,317,547	1,646,258
Chautauqua International Growth Fund	2,203,513	—	2,203,513
Chautauqua Global Growth Fund	1,103,537	—	1,103,537

	Year Ended December 31, 2020
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird MidCap Fund	$33,330,403	$167,012,629	$200,343,032
Baird Small/Mid Cap Growth Fund	503,155	443,273	946,428
Baird Equity Opportunity Fund	49,386	1,547,362	1,596,748
Chautauqua International Growth Fund	2,106,751	—	2,106,751
Chautauqua Global Growth Fund	639,765	—	639,765

The Funds in the table above designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2021.

During the year ended December 31, 2021, the Baird Equity Opportunity Fund, Chautauqua International Growth Fund, and Chautauqua Global Growth Fund utilized $399,158, $3,112,101, and $931,567 of long-term capital loss carryover, respectively. During the year ended December 31, 2021, the Baird Equity Opportunity Fund utilized $1,713,951 of short-term capital loss carryover. At December 31, 2021, there were no accumulated net realized capital loss carryovers without expiration for the Funds.

Notes to the Financial Statements
December 31, 2021

5.	Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services.  In addition, Baird has entered into a Subadvisory Agreement with Greenhouse related to the Baird Equity Opportunity Fund.  Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rates as follows:

Fund	Investment Advisory Fees
Baird MidCap Fund	0.75%
Baird Small/Mid Cap Growth Fund	0.75%
Baird Equity Opportunity Fund	1.25%(a)
Chautauqua International Growth Fund	0.75%
Chautauqua Global Growth Fund	0.75%

(a)	Effective December 12, 2021, the Fund’s Investment Advisory Fee increased from 0.85% to 1.25%.

The Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses, to the extent necessary to ensure that total operating expenses, including the fees and expenses incurred by the Funds in connection with the Funds’ investments in other investment companies (to the extent, in the aggregate, such fees and expenses on an annual basis exceed 0.0049% of the Fund’s average daily net assets) and interest expense, but excluding taxes, brokerage commissions and extraordinary expenses, do not exceed the following annual percentages of the average daily net assets attributable to the Funds’ Institutional Class and Investor Class shares:

Fund	Institutional Class	Investor Class
Baird MidCap Fund	0.85%	1.10%
Baird Small/Mid Cap Growth Fund	0.85%	1.10%
Baird Equity Opportunity Fund	1.25%(a)	1.50%(b)
Chautauqua International Growth Fund	0.80%	1.05%
Chautauqua Global Growth Fund	0.80%	1.05%

(a)	Pursuant to the Expense Cap/Reimbursement Agreement effective December 12, 2021, the expense cap increased to 1.25%. Prior to December 12, 2021, the expense cap was 0.95%.
(b)	Pursuant to the Expense Cap/Reimbursement Agreement effective December 12, 2021, the expense cap increased to 1.50%. Prior to December 12, 2021, the expense cap was 1.20%.

The Expense Cap/Reimbursement Agreement is in effect through at least April 30, 2023 for the Baird MidCap, Baird Small/Mid Cap Growth, Chautauqua International Growth, and Chautauqua Global Growth Funds.  The Expense Cap/Reimbursement Agreement is in effect through at least April 30, 2025 for the Baird Equity Opportunity Fund.  The Advisor is not entitled to recoup any fees waived and/or expenses reimbursed by the Baird Equity Opportunity Fund under the agreement or under prior agreements.

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the date in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
Recoverable amounts reimbursed during:	2021	2020	2019
Subject to recovery on or before:	2024	2023	2022
Fund
Baird Small/Mid Cap Growth Fund	$161,354	$174,285	$160,643
Chautauqua International Growth Fund	265,579	213,896	230,596
Chautauqua Global Growth Fund	295,197	209,930	206,779

For the year ended December 31, 2021, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Company on behalf of the Baird Equity Opportunity Fund:

Fund	Waived Amount
Baird Equity Opportunity Fund	$200,927

These fees are not subject to recoupment by the Advisor. Further, waived amounts of $182,269 and $160,963 for fiscal years ending December 31, 2020 and December 31, 2019, respectively, are no longer subject to recoupment by the Advisor.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2021 for the Funds.

Certain officers and employees of the Advisor are also officers of the Funds.

6.	Line of Credit

The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the fifteen Funds comprising the Company a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $850,000,000 of total borrowings for the Funds comprising the Corporation, whichever is less. U.S. Bank charges annualized interest at the greater of zero percent and the Prime Rate minus 2.00%. As of December 31, 2021, the Prime Rate was 3.25%. The LOC matures on May 23, 2022, unless renewed. The Corporation has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

During the year ended December 31, 2021, the Funds borrowed from the LOC as follows:

	Amount	Interest Charges	Borrowing
Fund	Borrowed	Accrued	Rate
Baird MidCap Fund	$1,489,000	$52	1.25%

No other borrowings occurred during the year ended December 31, 2021 nor were any other borrowings outstanding under the LOC as of December 31, 2021.

Notes to the Financial Statements
December 31, 2021

7.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.

For the year ended December 31, 2021, the Funds incurred fees pursuant to the Plan as follows:

Fund
Baird MidCap Fund	$530,771
Baird Small/Mid Cap Growth Fund	1,912
Baird Equity Opportunity Fund	782
Chautauqua International Growth Fund	2,072
Chautauqua Global Growth Fund	4,434

8.	Redemption Fees

At a meeting held on November 16, 2021, the Board, on behalf of the Chautauqua International Growth and Chautauqua Global Growth Funds, approved the elimination of the 2.00% redemption fee charged by the Funds for both Investor Class and Institutional Class shares. This change became effective on December 1, 2021.  Prior to that date, a redemption fee of 2.00% was assessed on Institutional and Investor Class shares of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund if redeemed (including in connection with an exchange) 90 days or less from their date of purchase, determined on a first-in, first-out (“FIFO”) basis. The redemption fee was paid directly to the Funds and was designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

For the year ended December 31, 2021, the Funds charged redemption fees as follows:

Fund
Chautauqua International Growth Fund	$46,201
Chautauqua Global Growth Fund	11,901

The Baird MidCap Fund, Baird Small/Mid Cap Growth Fund and Baird Equity Opportunity Fund do not charge redemption fees.

9.	Other Derivative Information

Derivative and Other Financial Instruments
Management has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect a Fund’s Statement of Assets and Liabilities and Statement of Operations. Since the derivatives may be held for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Statement of Operations. These contracts are not subject to a master netting agreement.

The following table presents the fair value of derivative instruments for the Baird Equity Opportunity Fund as of December 31, 2021 as presented on the Fund’s Statement of Assets and Liabilities:

		Fair Value
	Statement of
	Assets and
Derivatives Not Accounted for as Hedging Instruments	Liabilities Location	Assets	Liabilities
Baird Equity Opportunity Fund
Option Contracts
Purchased option contracts	Investments, at value	$187,550	$—
Written option contracts	Written option contracts, at value	—	24,310
Total Option Contracts		$187,550	$24,310

The following table presents the results of the derivative trading and information related to volume for the year ended December 31, 2021. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

	Gain (Loss) from Trading
		Net Change
		in Unrealized
	Net	Appreciation
	Realized	(Depreciation)
Baird Equity Opportunity Fund
Option Contracts
Purchased option contracts(a)	$—	$84,544
Written option contracts	—	21,754
Total Option Contracts	$—	$106,298

(a)	Purchased options are included in the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments.

Notes to the Financial Statements
December 31, 2021

9.	Other Derivative Information (cont.)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2021 were:

	Average Notional
	Purchased	Written
Baird Equity Opportunity Fund
Option contracts	$112,589	$112,589

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

10.	Reorganization

On September 7, 2021, the Board approved the retention of Greenhouse as subadvisor to the Baird SmallCap Value Fund, subject to approval by the shareholders of the Baird SmallCap Value Fund. In connection with the proposed retention of Greenhouse, the Board also approved the reclassification of the Fund from a “diversified” to a “non-diversified” fund within the meaning of the 1940 Act, subject to shareholder approval, and a change in the name of the Fund to Baird Equity Opportunity Fund. Also on September 7, 2021, the Board approved a Plan of Reorganization (the “Reorganization”) of the Baird Small/Mid Cap Value Fund with and into the Baird SmallCap Value Fund, subject to approval of shareholders of the Baird Small/Mid Cap Value Fund.

At a special meeting held on December 7, 2021, shareholders of the Baird SmallCap Value Fund approved the appointment of Greenhouse as subadvisor and the reclassification of the Baird SmallCap Value Fund as non-diversified within the meaning of the 1940 Act. Also at a separate special meeting held on December 7, 2021, shareholders of the Baird Small/Mid Cap Value Fund approved the Reorganization of the Fund with and into the Baird SmallCap Value Fund.  The shareholders of the Baird SmallCap Value Fund approved an increase in the management fee from 0.85% to 1.25%.  The cost of the Reorganization was borne by the Advisor.

The purpose of the Reorganization allows shareholders of the Target Fund to continue to pursue their investment goals through a similar fund that invests in small- and mid-cap companies.  The retention of a new sub-advisor for the combined Fund has the potential for improved net of fee performance.  The Reorganization may benefit Fund shareholders by resulting in a combined Fund with a larger asset base and greater prospects for long-term viability.

Effective December 13, 2021 (the “Merger Date”), the Baird SmallCap Value Fund (the “Acquiring Fund”) acquired all the net assets of the Baird Small/Mid Cap Value Fund (the “Target Fund”).  Under Section 368 of the Internal Revenue Code of 1986, as amended, the Reorganization qualified as a tax-free merger to shareholders of the Target Fund.  The acquisition was accomplished by an exchange of 1,496,876 Institutional shares of the Acquiring Fund (valued at $25,764,804, representing the Target Fund’s total net assets) for the Institutional and Investor shares outstanding of 1,823,023 and 20,227, respectively, of the Target Fund.  The value, cost and unrealized appreciation of investments of the Target Fund pre-merger amounted to $27,280,503, $20,535,579 and $6,744,924, respectively. The aggregate net assets of the Acquiring Fund before and immediately after the acquisition were $30,315,385 and $56,080,189, respectively.

The Target Fund’s balances were as follows:

Target Fund on Merger Date
Paid-in capital	$19,064,548
Total distributable earnings	6,700,256
Total Net Assets	$25,764,804
For financial reporting purposes, the Acquiring Fund is deemed to be the accounting survivor and as a result, the Statement of Operations and Financial Highlights reflect the operations of the Acquiring Fund only. The assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the Acquiring Fund has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund and the Acquiring Fund that have been included in the Acquiring Fund’s Statement of Operations since the Merger Date.

In connection with the Reorganization, the Acquiring Fund was renamed the Baird Equity Opportunity Fund.

Assuming the Reorganization had been completed on January 1, 2021, the beginning of the reporting period, the unaudited pro forma results of operations for the year ended December 31, 2021 would have been as follows:

(Unaudited)
Net investment income	$725,433
Net realized and unrealized gain on investments	10,282,967
Net increase in net assets resulting from operations	$11,008,400

11.	Subsequent Events

In preparing these financial statements, management has evaluated events after December 31, 2021.  There were no subsequent events since December 31, 2021, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Baird Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written option contracts, of the funds listed below (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of Changes
Fund Name	Operations	in Net Assets	Financial Highlights
Baird MidCap Fund,	For the year ended	For the years ended	For the years ended December 31,
Baird Equity Opportunity Fund	December 31, 2021	December 31, 2021 and 2020	2021, 2020, 2019, 2018, and 2017
(formerly Baird SmallCap Value Fund),
Chautauqua International Growth Fund,
Chautauqua Global Growth Fund
Baird Small/Mid Cap Growth Fund	For the year ended	For the years ended	For the years ended December 31,
	December 31, 2021	December 31, 2021 and 2020	2021, 2020 and 2019 and for the
period from October 31, 2018
(commencement of operations)
through December 31, 2018

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2022

Directors & Officers
As of December 31, 2021 (Unaudited)

Independent Directors

John W. Feldt

Independent Director, Audit Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  79

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 57

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Wolfspeed, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

David J. Lubar

Independent Director
Term of Office: Indefinite
Length of Time Served: Since November 2021
Age: 67

c/o Lubar & Co.
833 E. Michigan Street,
Suite 1500
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years: President and CEO, Lubar & Co., Incorporated,  a private investment firm, since 1983.

Number of Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Hallador Company, since 2018.

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  51

c/o Generation Growth Capital, Inc.
111 East Kilbourn Avenue, Suite 2800
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Marlyn J. Spear, CFA

Independent Director, Chair of Board
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  68

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Frederick P. Stratton, Jr.

Independent Director, Nominating Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  82

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company (2003-2020).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Directors & Officers
As of December 31, 2021 (Unaudited) (Continued)

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  65

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Co-Chief Investment Officer, Baird Advisors, a department of the Advisor, since October 2021; Chief Investment Officer, Baird Advisors (March 2000-October 2021); Managing Director, the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  68

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  49

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014.

Dustin J. Hutter

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  45

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017).

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  58

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  58

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Managing Director, the Advisor, since January 2016.

Mandy L. Hess

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  51

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005-July 2019).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  47

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-442-2473, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding Approval of Investment Advisory Agreement for Baird Equity Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), comprised of directors who are not “interested persons” of the Company within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 17, 2021 and August 24, 2021 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Company on behalf of the Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund (now known as the Baird Equity Opportunity Fund ), Chautauqua Global Growth Fund, and Chautauqua International Growth Fund (the “Equity Funds” or the “Funds”).

The Board, all of whom are Independent Directors, approved the continuation of the investment advisory agreement for the Equity Funds through a process that concluded at the August 24, 2021 meeting.  In connection with the consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including a copy of the investment advisory agreement and related fee schedules, a memorandum provided by the Funds’ legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board by the Advisor, a copy of the Advisor’s Form ADV Part 1A and Form ADV Part 2 brochures and brochure supplements, financial information for Baird Financial Group, Inc. (the Advisor’s ultimate parent company), a profitability analysis, comparative information about the Funds’ performance for the applicable periods ended June 30, 2021, comparative information about management fees and expense ratios, composite performance information for similar accounts managed by the Advisor, trading and brokerage commission information, information related to payments to financial intermediaries and other pertinent information.

The Board considered the Advisor’s 15(c) response and discussed the Funds’ operations and the nature, extent and quality of the advisory and other services provided to the Funds by the Advisor with representatives of the Advisor at the August 17, 2021 special meeting.  The Board also took into account their cumulative experience in working with the Advisor and their ongoing review of information throughout the year that was relevant to the consideration of the investment advisory agreement, including performance, asset flows, management fee and other expense information, compliance matters, business initiatives of the Advisor, information about investments made by the Advisor in personnel, technology and services that benefit the Funds and discussions with the Funds’ portfolio managers.  As part of their deliberations, the Independent Directors also met in executive session with the Funds’ legal counsel and without representatives of the Advisor present.

Based on its evaluation, the Board, including all of the Independent Directors, approved the continuation of the investment advisory agreement for the Funds for an additional one-year period.

Nature, Extent and Quality of Services Provided to the Funds

The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the credentials and continuity of the portfolio management teams for the Funds and noted that the Advisor continues to add resources in support of the Funds, including investments in personnel, technology, systems, trading/operations, research capabilities and infrastructure.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board considered the Advisor’s risk management system and the Advisor’s focused risk management processes in light of the COVID-19 pandemic and the uncertain global macro environment.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, proxy voting, compliance, performing client servicing responsibilities, administering the Funds’ liquidity risk management program, administering the Funds’ cybersecurity program and business continuity plan, valuation support, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board noted that the Advisor’s business continuity and contingency planning and response program has been working effectively and has allowed Baird to continue to provide quality service to the Funds and their shareholders.

The Board noted the growth in net assets in each of the Funds at June 30, 2021 as compared to June 30, 2020, with inflows into the Small/Mid Cap Growth and Chautauqua Funds.  The Board also considered the strength of the Advisor’s compliance department, including the credentials and experience of the Funds’ chief compliance officer.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2021 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered each Fund’s Lipper ranking for periods ending June 30, 2021 and Morningstar ranking.  The Board reviewed composite investment performance of Baird Equity Asset Management with respect to accounts managed by the Advisor that are comparable to the Funds, but did not consider it to be a material factor in the 15(c) process.

The Board noted that the performance of the Institutional Class of the MidCap Fund exceeded the benchmark index for the three-year, five-year and since-inception periods and had outperformed the Lipper peer group average over the three-year, ten-year and since-inception periods.  While the Fund has underperformed the index and peer group average over certain periods, the Board noted that the Fund has delivered good absolute returns.  The Board considered that the Small/Mid Cap Growth Fund has outperformed the benchmark for the since inception period and the Lipper peer group average for the one-year and since-inception periods, while delivering good absolute returns.  The Board considered the Advisor’s commentary for the reasons for the MidCap and Small/Mid Cap Growth Funds’ underperformance during certain periods.

The Board noted that the SmallCap Value Fund and Small/Mid Cap Value Fund have underperformed the benchmark and the Lipper peer group index over all time periods.  The Board considered the Advisor’s commentary regarding the quality bias within the Funds’ portfolios, which have lagged in the recent market environment, as well as the factors negatively impacting longer term results.  The Board considered that the Advisor is undertaking a strategic review of the Small/Mid Cap Value Fund and SmallCap Value Fund (the “Value Funds”) and as part of that review, is anticipating making a recommendation to the Board that the Advisor retain a subadvisor for the Value Funds in order to improve the Funds’ performance.

The Board noted that the Institutional Class of the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund had outperformed the benchmark index over all time periods and the Lipper peer group over almost all time periods, and that each Fund has delivered good absolute returns.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance and the investment strategies the Advisor employs for each Fund.  The Board concluded that each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Advisory Fees and Expenses

The Board reviewed the fee and expense information for each of the Funds, including a comparison of each Fund’s advisory fee and total net expense ratio to industry data for other mutual funds in the same Morningstar peer group.  The Board noted that the advisory fee for the MidCap Fund and the Small/Mid Cap Growth Fund is slightly above the Morningstar category average; the advisory fee for the Small/Mid Cap Value Fund is below the Morningstar category average; and the advisory fee for the Small/Cap Value Fund,

Baird Funds, Inc.

Disclosure Regarding Approval of Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund is above the category average.  The Board also considered the total expense ratio of each Fund, after fee waivers and expense reimbursements by the Advisor, relative to all other mutual funds in its Morningstar category.  The Board noted that the net expense ratios for each class of the Funds, after waivers, are below or competitive with the Morningstar average.

The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients, including separately managed accounts, subadvisory arrangements with unaffiliated mutual funds, two private limited partnerships managed in strategies similar to the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund and a collective investment trust offered in a strategy similar to the MidCap Fund, but did not consider these comparisons to be a material factor given the additional services provided and risks assumed by the Advisor as investment advisor to the Funds.

The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in other advisory and subadvisory relationships.  Those services included operational support, valuation services, administration of the Funds’ liquidity risk management program, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance staff, the operation of the Funds’ business continuity plan and cybersecurity plan, shareholder servicing and various other services.  In addition, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for other accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board concluded that the management fee and total expense ratio of each Fund were reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board considered that the Advisor’s profitability information does not reflect costs incurred for various internal support services and systems to the Funds such as IT, compliance, risk, legal and finance.  The Board reviewed the financial condition of the Advisor and its ultimate parent company and determined it to be sound.  The Board concluded that the Advisor’s current level of profitability was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board reviewed asset levels for each Fund and considered whether there may be economies of scale in the management of each Fund at current levels and if its assets were to increase significantly.

The Board recognized that the Advisor has waived fees and/or reimbursed expenses for each Fund pursuant to the fee waiver/expense reimbursement agreement.  Other than the MidCap Fund, the Board did not consider economies of scale to be a material factor due to the current asset size of each Fund.  The Board noted that the MidCap Fund’s management fee structure does not contain any breakpoint reductions as the Fund’s assets grow in size but considered the expenses incurred and management fees waived by the Advisor in the past and the competitiveness of the Fund’s fees and expenses.  The Board also considered investments made by the Advisor in resources that benefit the Funds.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  Those benefits include Rule 12b-1 fees received by the Distributor and its representatives.  The Board noted that the Advisor derives ancillary benefits from its association with the Equity Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.  The Board noted that the Advisor’s asset management and other institutional businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, the Directors, all of whom are Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.  With respect to the renewal of the investment advisory agreement for the Value Funds, the Directors concluded that the investment advisory agreement be renewed on its current terms in the event the retention of a subadvisor is not implemented, and because the Directors concluded that the factors they reviewed support the renewal of the agreement as in the best interest of each Fund’s shareholders.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreement and Subadvisory Agreement for Baird Equity Opportunity Fund (Unaudited)

Approval of Investment Advisory Agreement

The Board considered the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Advisor and the Company on behalf of the Baird SmallCap Value Fund (now known as the Baird Equity Opportunity Fund) (the “Fund”) at a special meeting held on September 7, 2021.  The Board considered information relevant to its consideration of the New Advisory Agreement at the meeting, including the following: (1) memoranda and related materials provided to the Board in advance of the meeting that discussed management’s rationale for recommending the retention of Greenhouse Funds LLLP (“Greenhouse”) as subadvisor to the Fund, which would necessitate the adoption of a New Advisory Agreement for the Fund; (2) responses from the Advisor to questions posed by legal counsel on behalf of the Board; and (3) other supporting documentation, including (a) a copy of the New Advisory Agreement, (b) information about the services to be provided by the Advisor under the agreement, (c) a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, providing various comparative fee, expense and performance data, (d) an analysis regarding the effect the increased advisory fee and the subadvisory fee payable to Greenhouse would have on the profitability of the Advisor as investment advisor to the Fund; and (e) a memorandum provided by the Company’s legal counsel regarding the Board’s duties in considering the New Advisory Agreement.  The Board also reviewed information about the Advisor’s organizational structure and the ownership interest held in Greenhouse by the Advisor’s parent company, the terms of the proposed expense cap/reimbursement agreement with the Advisor and a proposed plan of conversion whereby Investor Class shares would be converted to Institutional Class shares of the Fund concurrent with the retention of Greenhouse as subadvisor to the Fund.  The Board discussed the New Advisory Agreement and information provided by the Advisor with representatives of the Advisor and legal counsel to the Company.  The Board also considered its regular discussions with management regarding the then-existing viability and performance challenges of the Fund.  The Board noted that the Advisor had undertaken a strategic review of alternatives to improve performance of the Fund and the Small/Mid Cap Value Fund, the two equity funds managed by the Advisor’s value investing team (together, the “Value Funds”), and had introduced the proposal to reorganize the Value Funds and retain Greenhouse as subadvisor to the combined Fund.  The Board also evaluated the New Advisory Agreement in light of information it had requested and received from the Advisor in connection with meetings held on August 17, 2021 and August 24, 2021 and the conclusions it had reached in connection with the approval of the prior investment advisory agreement between the Company and the Advisor with respect to the Value Funds on August 24, 2021.

In considering the New Advisory Agreement, the Board also took into account relevant information reviewed periodically throughout the year, including information about the extent and quality of services provided by the Advisor to the Fund, information about the Advisor’s personnel, resources and financial condition, management fee and other expense information and discussions with the Advisor regarding the Fund’s performance and asset flows.  The Board also reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Fund

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Fund, noting that the Advisor has served as the Fund’s investment advisor since its inception in 2012.  The Board noted the Advisor’s long-term relationship with the Company and the services the Advisor provides to the Fund and the other series of the Company.  The Board discussed the fact that the Advisor had determined that it was in the best interest of the Fund and its shareholders that the Fund be managed by Greenhouse and had selected Greenhouse to make the day-to-day investment decisions for the Fund.  The Board discussed the Advisor’s responsibilities for overseeing Greenhouse as subadvisor and for monitoring the Fund’s compliance with applicable requirements under the securities laws, in addition to other services that will continue to be provided by the Advisor to the Fund.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Fund was appropriate and that the Fund was likely to benefit from services provided under the New Advisory Agreement.

Investment Performance of the Advisor and the Fund

As part of its annual contract review at the August 24, 2021 meeting, the Board reviewed information as of June 30, 2021 regarding the Fund’s performance in comparison to its benchmark index and peer group as determined by Lipper.  The Board noted that Lipper classifies the Fund as a core fund whereas the Advisor considers the Fund under its current investment strategy to be appropriately classified as a value fund, which has impacted the Fund’s Lipper peer group performance.  At that meeting, the Board noted that the Fund had experienced good absolute performance in the past year but had lagged the peer group average and benchmark index for the one year, three-year, five year and since-inception periods.  The Board also considered the Advisor’s commentary and discussion of the reasons for the Fund’s underperformance during such periods.  At the September 7, 2021 meeting, in considering the Fund’s performance, the Board considered the Advisor’s recommendation to retain Greenhouse as the Fund’s subadvisor and information regarding Greenhouse’s performance.  After considering all of the information, the Board concluded that the Fund and its shareholders were likely to benefit from the Advisor’s management under the New Advisory Agreement.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the new investment advisory fee rate under the New Advisory Agreement and the proposed net expense ratio of the Institutional Class shares of the Fund under the new expense cap/reimbursement agreement compared to (1) other funds in the same Morningstar category and (2) a smaller peer group of similar funds to the Fund under Greenhouse’s proposed management, as selected by Broadridge (the “Expense Group”).  The Board noted that the advisory fee under the New Advisory Agreement (1.25%) is higher than the advisory fee under the Prior Advisory Agreement (0.85%).  The Board noted that the contractual advisory fee was above the median for all mutual funds in the small blend Morningstar category, which is how the Fund is expected to be classified under Greenhouse’s management, and above the Expense Group median, and the Fund’s total net expense ratio for Institutional Class shares was above the Morningstar category median and Expense Group median.  The Board noted that the Advisor would pay 1.00% of the 1.25% advisory fee to Greenhouse as a subadvisory fee and almost all other expenses, other than the Rule 12b-1 fee for Investor Class shares and certain other excluded expenses, would be borne by the Advisor under the terms of the expense cap/reimbursement agreement, which would be in place through at least April 30, 2025.  The Board also noted that in connection with the New Advisory Agreement, existing Investor Class shareholders would be converted to Institutional Class shares and would be granted a waiver from the investment minimum otherwise applicable to Institutional Class shares.

As part of its review at the August 24 and September 7 meetings, the Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Fund and the profitability to the Advisor of having a relationship with the Fund, as well as the projected profitability information under the new fee structure.  The Board noted that based on the pro forma profitability analysis prepared by the Advisor, the Advisor did not expect to realize profits in connection with its management of the Fund during its initial year of operation under the New Advisory Agreement.  The Board noted that the Advisor had waived significant fees and/or reimbursed expenses for the Fund since inception.  At the August 24 meeting, the Board considered the general financial condition of the Advisor and determined it to be sound.

The Board noted that under the New Advisory Agreement, the Advisor’s parent company would indirectly receive a portion of the subadvisory fee due to its ownership interest in Greenhouse and considered the projected total revenue split between the firms, the portion of the advisory fee to be retained by the Advisor and the services the Advisor would continue to provide the Fund.  The Board also considered that the proposed increase in advisory fee is needed for the Advisor to retain the services of Greenhouse, which is expected to result in improved net of fee performance for shareholders, and that Greenhouse has a strong performance track record for its long-only private fund managed in a similar strategy as the strategy proposed for the Fund.  In light of all of the information that it received and considered, the Board concluded that the proposed advisory fee and total expense ratio for the Fund were reasonable.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreement and Subadvisory Agreement for Baird Equity Opportunity Fund (Unaudited) (Continued)

Economies of Scale and Fee Levels Reflecting Those Economies

The Board compared the Fund’s proposed fees and expenses to the Broadridge comparative data and discussed potential economies of scale.  The Board noted that the Fund’s advisory fee structure under the New Advisory Agreement does not contain any breakpoint reductions as the Fund grows in size. However, the Board noted that the Advisor had committed to review the possibility of incorporating breakpoints in the future should assets grow significantly.  The Directors concluded that the proposed fee structure of the Fund was reasonable given the Fund’s current and projected asset size under the New Advisory Agreement.

Benefits Derived from the Relationship with the Fund

The Board noted that the Advisor currently derives ancillary benefits from its association with the Fund in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Fund.  The Board determined such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision making process.  The Board noted that the Advisor would no longer receive research products and services with respect to trades executed by the Fund if Greenhouse becomes the Fund’s subadvisor.

The Board noted that affiliates of the Advisor would benefit from Greenhouse’s financial performance due to the Advisor’s parent company’s ownership interest in Greenhouse.  The Board also noted that representatives of the Advisor’s parent company hold seats on the board of managers of the general partner of Greenhouse.  The Board considered potential conflicts of interest in the Advisor’s retention of Greenhouse, noting that the Advisor would benefit from any amount of the advisory fee retained by the Advisor and also indirectly from the subadvisory fee, and thus may have an incentive not to replace Greenhouse in the case of underperformance. However, the Board considered that the Advisor has a fiduciary duty to recommend that Greenhouse be selected or retained only when it is in the best interest of the Fund and its shareholders.  The Board concluded that the other benefits to be realized from its relationship with the Fund and Greenhouse were reasonable.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the New Advisory Agreement, the directors, all of whom are Independent Directors, concluded that the approval of the New Advisory Agreement was in the best interest of the Fund and its shareholders.

Approval of Subadvisory Agreement

The Board also considered the approval of a subadvisory agreement (the “Subadvisory Agreement”) between Baird and Greenhouse with respect to the Fund at the special meeting held on September 7, 2021.  The Board was provided with materials relevant to its consideration of the Subadvisory Agreement, including a copy of the proposed Subadvisory Agreement, information regarding the process by which the Advisor selected and recommended Greenhouse as the subadvisor to the Fund, alternatives considered to the retention of Greenhouse, the fees proposed to be paid by the Advisor to Greenhouse, information regarding Greenhouse’s investment strategy, other accounts under its management, its personnel, related performance, compliance program and operations, information regarding Greenhouse’s financial condition and other information in response to questions posed by legal counsel on behalf of the Board.  The Board also considered the terms of an agreement for asset management services between the Advisor and Greenhouse.  The Board discussed the Subadvisory Agreement and the information provided by the Advisor and Greenhouse in response to the Board’s request with the representatives of the Advisor at the September meeting.  The Board had received additional information about Greenhouse and had met with the proposed portfolio manager of the Fund prior to the September meeting.

In considering the Subadvisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services to be Provided by Greenhouse

The Board considered Greenhouse’s qualifications and background, as well as the qualifications of its personnel and its expertise in small- and mid-cap equity investing.  The Board noted that Greenhouse currently managed two core products that are private investment funds, a long/short equity fund and a long-only equity fund, and that Greenhouse employs a bottom-up fundamental analysis with a longer-term investment horizon.  The Board noted that Joseph Milano, the proposed portfolio manager for the Fund, had previously managed a mutual fund at T. Rowe Price before founding Greenhouse in 2013.  The Board considered that under the Subadvisory Agreement, Greenhouse will provide subadvisory services consisting of managing the Fund’s investments in accordance with the Fund’s investment objective, strategies and limitations, voting proxies and implementing compliance policies and procedures.  The Board also considered an agreement between the Advisor and Greenhouse regarding marketing and other services to the Fund, noting that the Value Funds to date have not grown to scale.  The Board concluded that the nature, extent and quality of the services to be provided by Greenhouse to the Fund were appropriate and that the Fund was likely to benefit from services provided by Greenhouse under the Subadvisory Agreement.

Investment Performance of Greenhouse

The Board reviewed and considered performance data for Greenhouse’s long-only equity strategy, consisting of the performance of the Greenhouse long-only equity fund and pro forma performance of the long-only portion of Greenhouse’s long/short equity fund.  The Board also considered the Advisor’s commentary regarding Greenhouse’s risk metrics and upside/downside capture metrics.  The Board also considered comparative performance information provided by Broadridge with respect to the Greenhouse long-only strategy as well as net performance vs. expense data. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Greenhouse’s management.

Costs of Services to be Provided and Profitability

The Board considered the proposed fee payable under the Subadvisory Agreement, noting that the fee would be paid by the Advisor (not the Fund).  In considering the level of the subadvisory fee, the Board noted that it is commensurate with the fee payable by investors in Greenhouse’s long-only fund for one of the fee schedules available for that fund, but at a much higher investment minimum than would be required by the Fund, and that the subadvisory fee was determined following negotiations between the Advisor and Greenhouse.  In addition, the Board noted that Greenhouse will be required to provide additional services to the Fund given the increased regulatory requirements associated with a registered investment company.  The Board concluded that the proposed subadvisory fee was appropriate.  The Board did not consider the cost of services provided by Greenhouse or Greenhouse’s projected profitability because the subadvisory fee is paid by the Advisor.

Economies of Scale and Fee Levels Reflecting Those Economies

Given that the subadvisory fee is paid by the Advisor and not the Fund and given the current and projected level of assets in the Fund, the Board did not consider economies of scale to be a material factor in its consideration of the Subadvisory Agreement.  However, the Board determined to closely monitor asset growth in the Fund and the potential for economies of scale.

Benefits to be Derived from the Relationship with the Fund

The Board noted that the under the Subadvisory Agreement, Greenhouse is entitled to receive research products and services received from broker-dealers who execute portfolio trades for the Fund.  The Board considered that Greenhouse may benefit from some reputational benefits by virtue of its management of the Fund.  The Board concluded that the other benefits to be realized by Greenhouse from its relationship with the Fund were reasonable.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the Subadvisory Agreement, the directors, all of whom are Independent Directors, concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders.

Additional Information (Unaudited)

Results of Shareholder Meetings

Special Meeting of Shareholders of the Baird SmallCap Value Fund (now known as the Baird Equity Opportunity Fund)

A special meeting of shareholders of the Baird SmallCap Value Fund, now known as the Baird Equity Opportunity Fund (the “Fund”), a series of Baird Funds, Inc. (the “Company”), was held on December 7, 2021, at 777 East Wisconsin Avenue, Galleria Conference Room (lobby level) Milwaukee, Wisconsin 53202 at 8:30 a.m. Central Time.  The special meeting was held pursuant to notice to all shareholders of record as of the close of business on October 22, 2021.  The purpose of the special meeting was to consider four proposals: (1) to approve a new investment advisory agreement between the Company, on behalf of the Fund, and Robert W. Baird & Co. Incorporated (the “Advisor”); (2) to approve a subadvisory agreement between the Advisor and Greenhouse Funds LLLP, the proposed new subadvisor to the Fund; (3) to approve the reclassification of the Fund from a “diversified” fund to a “non-diversified” fund, within the meaning of the Investment Company Act of 1940, as amended; and (4) to approve one or more adjournments of the meeting to a later date to solicit additional proxies.  Those proposals were more fully described in the Fund’s proxy statement dated November 4, 2021 (“Proxy Statement”).  At the special meeting, the shareholders of the Fund voted unanimously to approve proposals 1, 2 and 3 as described in the Proxy Statement.  There were no broker non-votes at the meeting. Since proposals 1, 2 and 3 all received sufficient votes, no votes were taken on proposal 4 at the meeting. A report of the votes cast is set forth below.

Proposal		For	Against	Abstain
1.	To approve a new investment advisory agreement between
	the Company, on behalf of the Fund, and the Advisor.	1,639,983.165	0	0
2.	To approve a subadvisory agreement between the Advisor and Greenhouse Funds LLLP.	1,639,983.165	0	0
3.	To approve the reclassification of the Fund from a
	“diversified” fund to a “non-diversified” fund, within
	the meaning of the Investment Company Act of 1940, as amended.	1,639,983.165	0	0

Special Meeting of Baird Small/Mid Cap Value Fund Shareholders

A special meeting of shareholders of the Baird Small/Mid Cap Value Fund, a series of the Company, was held on December 7, 2021, at 777 East Wisconsin Avenue, Galleria Conference Room (lobby level) Milwaukee, Wisconsin 53202 at 1:30 p.m. Central Time.  The special meeting was held pursuant to notice to all shareholders of record as of the close of business on October 22, 2021.  The purpose of the special meeting was to consider two proposals: (1) to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Baird Small/Mid Cap Value Fund will be reorganized with and into the Baird SmallCap Value Fund, which would become the Baird Equity Opportunity Fund, and the transactions contemplated in the Plan; and (2) to approve one or more adjournments of the meeting to a later date to solicit additional proxies.  Those proposals were more fully described in the Fund’s proxy statement/prospectus dated November 4, 2021 (“Proxy Statement”).  At the special meeting, the shareholders of the Fund voted unanimously to approve proposal 1 as described in the Proxy Statement.  There were no broker non-votes at the meeting. Since proposal 1 received sufficient votes, no votes were taken on proposal 2 at the meeting. A report of the votes cast is set forth below.

Proposal		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization (the “Plan”) pursuant
	to which the Baird Small/Mid Cap Value Fund will be reorganized with and
	into the Baird SmallCap Value Fund, which would become the Baird Equity
	Opportunity Fund, and the transactions contemplated in the Plan.	1,994,504.438	0	0

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-442-2473 or by accessing the Funds’ website at www.bairdfunds.com.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird MidCap Fund	27.11%
Baird Small/Mid Cap Growth Fund	23.31%
Baird Equity Opportunity Fund	100.00%
Chautauqua International Growth Fund	100.00%
Chautauqua Global Growth Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was as follows:

Baird MidCap Fund	27.11%
Baird Small/Mid Cap Growth Fund	23.31%
Baird Equity Opportunity Fund	100.00%
Chautauqua Global Growth Fund	6.34%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird MidCap Fund	100.00%
Baird Small/Mid Cap Growth Fund	100.00%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing this notice?	Baird Funds, Inc.

What we do
How does Baird Funds, Inc.	To protect your personal information from unauthorized access and use, we use security measures that comply with
protect my personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does Baird Funds, Inc.	We collect your personal information, for example, when you
collect my personal information?	• open an account or give us your contact information
• make a wire transfer or provide account information
• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

(This Page Intentionally Left Blank.)

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-442-2473

Board of Directors
John W. Feldt
Darren R. Jackson
David J. Lubar
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant's Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., Marlyn J. Spear, Darren R. Jackson, and David J. Lubar, each a member of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, Ms. Spear, Mr. Jackson, and Mr. Lubar are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed by Cohen & Company, Ltd. (“Cohen”), the Registrant’s principal accountant, during the last two fiscal years were as follows:

	FYE 12/31/2021	FYE 12/31/2020
(a) Audit Fees	$228,100	$234,300
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$72,000	$72,000
(d) All Other Fees	$0	$0

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s review of the Registrant’s federal and state tax returns.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by Cohen to the Registrant during fiscal 2021. During the past two fiscal years, the Registrant did not receive any non-audit services from Cohen pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  Additionally, during the past two fiscal years, neither the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant received non-audit services from Cohen.

(e)(2) The percentage of fees billed by Cohen applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of Cohen’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of Cohen.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Equity Opportunity Fund, Chautauqua International Growth Fund, Chautauqua Global Growth Fund, Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Strategic Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, and Baird Municipal Bond Fund are included as part of the report to shareholders filed under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable because the Registrant is not a closed-end management investment company.

Item 13. Exhibits.

(a)  (1) Code of ethics
Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.
Not applicable because the Registrant is not a closed-end management investment company.

(4) Changes in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  BAIRD FUNDS, INC.

By (Signature and Title)      /s/Mary Ellen Stanek
Mary Ellen Stanek, President (Principal Executive Officer)

Date    March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Mary Ellen Stanek
Mary Ellen Stanek, President (Principal Executive Officer)

Date    March 9, 2022

By (Signature and Title)      /s/Dustin J. Hutter
Dustin J. Hutter, Treasurer (Principal Financial Officer)

Date    March 9, 2022